UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03732

MFS VARIABLE INSURANCE TRUST II

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® International Growth Portfolio

MFS® Variable Insurance Trust II

ANNUAL REPORT

December 31, 2011

FCI-ANN

MFS® INTERNATIONAL GROWTH PORTFOLIO

The report is prepared for the general information of contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS International Growth Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS International Growth Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Groupe Danone	2.7%
LVMH Moet Hennessy Louis Vuitton S.A.	2.6%
Linde AG	2.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.1%
Compass Group PLC	2.0%
Diageo PLC	1.8%
BHP Billiton Ltd.	1.8%
ASML Holding N.V.	1.8%
Uni-Charm Corp.	1.8%
Reckitt Benckiser Group PLC	1.7%

Equity sectors
Consumer Staples	14.1%
Basic Materials	11.6%
Retailing	11.3%
Technology	11.2%
Financial Services	10.9%
Health Care	10.7%
Special Products & Services	7.6%
Industrial Goods & Services	6.4%
Energy	5.3%
Transportation	3.6%
Utilities & Communications	2.9%
Autos & Housing	2.1%
Leisure	1.4%

Issuer country weightings (x)
France	15.3%
United Kingdom	14.8%
Switzerland	10.7%
Japan	9.4%
Germany	8.7%
Netherlands	4.5%
Brazil	4.5%
Australia	4.1%
Israel	2.9%
Other Countries	25.1%

Currency exposure weightings (y)
Euro	30.7%
British Pound Sterling	14.8%
United States Dollar	11.5%
Swiss Franc	10.7%
Japanese Yen	9.4%
Hong Kong Dollar	4.2%
Australian Dollar	4.1%
Brazilian Real	3.5%
Taiwan Dollar	2.1%
Other Currencies	9.0%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s total net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s total net assets.

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS International Growth Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS International Growth Portfolio (the “fund”) provided a total return of –10.89%, while Service Class shares of the fund provided a total return of –11.11%. These compare with a return of –13.93% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ex-U.S.) Growth Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Contributors to Performance

A combination of stock selection and an underweight position in the basic materials sector was a primary driver of performance relative to the MSCI All Country World (ex-U.S.) Growth Index. Holdings of strong-performing mining company Iluka Resources (Australia) benefited relative results over the reporting period.

Stock selection in the technology and industrial goods & services sectors was another factor that aided relative performance. Within the technology sector, the fund’s holdings of semiconductor manufacturer Taiwan Semiconductor (Taiwan) and software solutions and consulting services provider Dassault Systems (France) boosted relative returns. Shares of Taiwan Semiconductor rallied as the company forecast higher-than-anticipated sales projections for the fourth quarter. There were no individual stocks within the industrial goods & services sector that were among the fund’s top relative contributors.

Stocks in other sectors that benefited relative performance included Hong Kong-based telecommunications service provider China Unicom (Hong Kong) Ltd., global consulting and outsourcing company Accenture (b), personal care products maker Uni-Charm (Japan), catering company Compass Group (United Kingdom), fashion distributor Industria de Diseno Textil S.A. (Spain), financial services company Credicorp (b) (Peru), and alcoholic beverage producer Diageo (United Kingdom). Shares of Diageo appreciated significantly in the second half of 2011 after management reported a 5% increase in full-year operating profit and forecasted a medium-term goal of 6% organic revenue growth.

Detractors from Performance

Stock selection and, to a lesser extent, an underweight position in the consumer staples sector hindered relative performance. Not holding shares of strong-performing tobacco company British American Tobacco (United Kingdom) and global consumer products provider Unilever (United Kingdom) detracted from relative results.

Security selection in the autos & housing sector also weakened relative performance. There were no securities within this sector that were among the fund’s top relative detractors for the reporting period.

Elsewhere, holdings of Brazilian financial services firm Banco Santander (Brasil), Austrian financial services company Erste Group Bank (h), diversified mining company Teck Resources (h) (Canada), information technology products and electronics maker Acer (h) (Taiwan), financial services firm Credit Suisse (b) (Switzerland), recruiting firm Michael Page (b) (United Kingdom), recruitment and human resources provider Hays (b)(h) (United Kingdom), and banking services firm Akbank T.A.S (h) (Turkey) held back relative results. Shares of Erste Group Bank declined in the second part of the reporting period due, in part, to investors’ concerns about the bank’s exposure to European sovereign debt as well as the bank’s potential losses on non-performing loans issued to Hungarian borrowers.

3

MFS International Growth Portfolio

Management Review – continued

During the reporting period, the fund’s currency exposure, resulting primarily from holdings of foreign currency denominated securities, was a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respecfully,

David Antonelli

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS International Growth Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/03/96	(10.89)%	(0.12)%	7.66%
Service Class	8/24/01	(11.11)%	(0.38)%	7.40%

Comparative benchmark
MSCI All Country World (ex-US) Growth Index (f)		(13.93)%	(1.84)%	5.94%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI All Country World (ex-US) Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS International Growth Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	1.06%	$1,000.00	$852.29	$4.95
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40
Service Class	Actual	1.31%	$1,000.00	$851.14	$6.11
	Hypothetical (h)	1.31%	$1,000.00	$1,018.60	$6.67

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS International Growth Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.1%
Airlines – 1.0%
Copa Holdings S.A., “A”	36,060	$2,115,640

Alcoholic Beverages – 5.7%
Carlsberg A.S., “B”	26,923	$1,898,528
Diageo PLC	181,120	3,956,194
Heineken N.V.	68,694	3,171,288
Pernod Ricard S.A.	36,645	3,391,716

		$12,417,726

Apparel Manufacturers – 5.3%
Compagnie Financiere Richemont S.A.	38,612	$1,944,217
Li & Fung Ltd.	1,553,200	2,875,778
LVMH Moet Hennessy Louis Vuitton S.A.	40,398	5,691,616
Swatch Group Ltd.	2,770	1,032,052

		$11,543,663

Automotive – 1.7%
Bayerische Motoren Werke AG	32,464	$2,170,388
Honda Motor Co. Ltd.	47,800	1,458,158

		$3,628,546

Broadcasting – 1.4%
Publicis Groupe S.A.	67,215	$3,084,811

Brokerage & Asset Managers – 0.8%
Aberdeen Asset Management PLC	371,098	$1,217,440
BM&F Bovespa S.A.	117,100	615,242

		$1,832,682

Business Services – 7.6%
Accenture PLC, “A”	58,290	$3,102,777
Amadeus IT Holding S.A.	89,876	1,451,900
Capita Group PLC	185,657	1,812,125
Compass Group PLC	463,980	4,393,157
Experian Group Ltd.	110,183	1,498,105
Intertek Group PLC	68,684	2,162,399
LPS Brasil – Consultoria de Imoveis S.A.	40,300	561,748
Michael Page International PLC	268,967	1,451,968

		$16,434,179

Computer Software – 3.6%
Check Point Software Technologies Ltd. (a)	39,030	$2,050,636
Dassault Systems S.A.	41,602	3,334,522
SAP AG	46,466	2,456,663

		$7,841,821

Computer Software – Systems – 1.0%
NICE Systems Ltd., ADR (a)	62,850	$2,165,183

Construction – 0.4%
Bellway PLC	79,483	$879,489

Consumer Products – 3.5%
Reckitt Benckiser Group PLC	76,770	$3,783,098
Uni-Charm Corp.	77,200	3,806,340

		$7,589,438

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electrical Equipment – 3.1%
Legrand S.A.	108,048	$3,461,368
Schneider Electric S.A.	60,924	3,183,938

		$6,645,306

Electronics – 5.9%
ASML Holding N.V.	92,250	$3,855,128
Infineon Technologies AG	230,869	1,737,834
Samsung Electronics Co. Ltd.	2,683	2,464,075
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	359,180	4,637,014

		$12,694,051

Energy – Independent – 1.5%
CNOOC Ltd.	989,000	$1,729,279
INPEX Corp.	241	1,518,579

		$3,247,858

Energy – Integrated – 2.8%
BG Group PLC	125,034	$2,666,640
OAO Gazprom, ADR	161,540	1,722,016
Suncor Energy, Inc.	60,163	1,735,057

		$6,123,713

Engineering – Construction – 1.1%
JGC Corp.	101,000	$2,424,945

Food & Beverages – 4.4%
Groupe Danone	93,341	$5,867,578
Nestle S.A.	65,883	3,782,528

		$9,650,106

Food & Drug Stores – 3.3%
Dairy Farm International Holdings Ltd.	194,400	$1,813,752
Lawson, Inc.	39,400	2,459,621
Tesco PLC	449,042	2,813,508

		$7,086,881

General Merchandise – 0.5%
Lojas Renner S.A.	39,100	$1,014,787

Insurance – 0.5%
AIA Group Ltd.	359,800	$1,123,419

Internet – 0.7%
Yahoo Japan Corp.	4,886	$1,573,651

Machinery & Tools – 2.2%
KONE Oyj “B”	39,032	$2,019,013
Schindler Holding AG	22,734	2,647,822

		$4,666,835

Major Banks – 4.7%
Credit Suisse Group AG	89,601	$2,105,285
HSBC Holdings PLC	333,744	2,533,523
Julius Baer Group Ltd.	67,655	2,631,237
Standard Chartered PLC	134,630	2,931,234

		$10,201,279

7

MFS International Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical & Health Technology & Services – 2.1%
Diagnosticos da America S.A.	150,200	$1,248,144
Fleury S.A.	83,600	959,142
Fresenius Medical Care AG & Co. KGaA	34,759	2,361,810

		$4,569,096

Medical Equipment – 2.9%
Essilor International S.A.	30,205	$2,129,573
Sonova Holding AG	34,188	3,576,036
Synthes, Inc. (n)	3,565	596,747

		$6,302,356

Metals & Mining – 3.3%
BHP Billiton Ltd.	111,521	$3,926,073
Iluka Resources Ltd.	75,456	1,196,234
Rio Tinto Ltd.	34,712	2,140,858

		$7,263,165

Oil Services – 1.0%
Saipem S.p.A.	37,142	$1,569,863
Technip	7,350	686,953

		$2,256,816

Other Banks & Diversified Financials – 4.6%
Banco Santander Brasil S.A., ADR	129,640	$1,055,270
Banco Santander Chile, ADR	8,910	674,487
Bank Rakyat Indonesia	1,493,500	1,111,787
China Construction Bank	1,364,410	952,167
Credicorp Ltd.	22,360	2,447,749
HDFC Bank Ltd.	156,683	1,259,394
Itau Unibanco Multiplo S.A., ADR	59,520	1,104,691
Siam Commercial Bank Co. Ltd.	357,200	1,301,997

		$9,907,542

Pharmaceuticals – 5.7%
Bayer AG	45,853	$2,931,656
Novo Nordisk A/S, “B”	19,785	2,273,623
Roche Holding AG	18,026	3,048,514
Santen Pharmaceutical Co. Ltd.	48,300	1,989,230
Teva Pharmaceutical Industries Ltd., ADR	50,140	2,023,650

		$12,266,673

Precious Metals & Minerals – 0.7%
Newcrest Mining Ltd.	51,854	$1,569,874

Railroad & Shipping – 2.6%
Canadian National Railway Co.	47,160	$3,704,890
Kuehne & Nagel, Inc. AG	16,550	1,852,333

		$5,557,223

Real Estate – 0.3%
Brasil Brokers Participacoes	226,700	$678,186

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Chemicals – 7.6%
Akzo Nobel N.V.	60,035	$2,888,582
L’Air Liquide S.A.	18,630	2,304,855
Linde AG	33,229	4,943,614
Nitto Denko Corp.	39,000	1,395,427
Shin-Etsu Chemical Co. Ltd.	54,300	2,673,730
Symrise AG	86,402	2,305,848

		$16,512,056

Specialty Stores – 2.2%
Hennes & Mauritz AB, “B”	43,760	$1,404,112
Industria de Diseno Textil S.A.	41,378	3,380,708

		$4,784,820

Telecommunications – Wireless – 1.7%
MTN Group Ltd.	65,351	$1,160,679
Tim Participacoes S.A., ADR	98,590	2,543,622

		$3,704,301

Telephone Services – 1.2%
China Unicom Ltd.	1,196,000	$2,516,241

Tobacco – 0.5%
Japan Tobacco, Inc.	230	$1,081,720

Total Common Stocks (Identified Cost, $207,284,984)		$214,956,078

MONEY MARKET FUNDS – 0.8%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)	1,785,076	$1,785,076

Total Investments (Identified Cost, $209,070,060)		$216,741,154

OTHER ASSETS, LESS LIABILITIES – 0.1%		234,418

Net Assets – 100.0%		$216,975,572

(a)	Non-income producing security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $596,747 representing 0.3% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

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MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $207,284,984)	$214,956,078
Underlying affiliated funds, at cost and value	1,785,076
Total investments, at value (identified cost, $209,070,060)	$216,741,154
Cash	13,021
Foreign currency, at value (identified cost, $2,424)	2,424
Receivables for
Fund shares sold	236,673
Interest and dividends	258,220
Other assets	6,595
Total assets		$217,258,087
Liabilities
Payables for
Investments purchased	$83,190
Fund shares reacquired	79,550
Payable to affiliates
Investment adviser	16,533
Shareholder servicing costs	159
Distribution and/or service fees	591
Payable for Trustees’ compensation	460
Deferred country tax expense payable	13,064
Accrued expenses and other liabilities	88,968
Total liabilities		$282,515
Net assets		$216,975,572
Net assets consist of
Paid-in capital	$209,937,764
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $13,064 deferred country tax)	7,652,535
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(3,115,725)
Undistributed net investment income	2,500,998
Net assets		$216,975,572
Shares of beneficial interest outstanding		19,595,602

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$188,065,689	16,968,457	$11.08
Service Class	28,909,883	2,627,145	11.00

See Notes to Financial Statements

9

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Dividends	$5,703,311
Interest	93,315
Dividends from underlying affiliated funds	4,719
Foreign taxes withheld	(505,469)
Total investment income		$5,295,876
Expenses
Management fee	$2,150,516
Distribution and/or service fees	77,233
Shareholder servicing costs	25,953
Administrative services fee	79,850
Trustees’ compensation	29,047
Custodian fee	139,364
Shareholder communications	6,831
Auditing fees	55,827
Legal fees	5,457
Miscellaneous	37,909
Total expenses		$2,607,987
Fees paid indirectly	(27)
Net expenses		$2,607,960
Net investment income		$2,687,916
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $6,085 country tax)	$(2,444,103)
Foreign currency transactions	(163,505)
Net realized gain (loss) on investments and foreign currency transactions		$(2,607,608)
Change in unrealized appreciation (depreciation)
Investments (net of $30,742 decrease in deferred country tax)	$(25,331,030)
Translation of assets and liabilities in foreign currencies	(23,831)
Net unrealized gain (loss) on investments and foreign currency translation		$(25,354,861)
Net realized and unrealized gain (loss) on investments and foreign currency		$(27,962,469)
Change in net assets from operations		$(25,274,553)

See Notes to Financial Statements

10

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$2,687,916	$2,797,449
Net realized gain (loss) on investments and foreign currency transactions	(2,607,608)	27,881,035
Net unrealized gain (loss) on investments and foreign currency translation	(25,354,861)	7,205,823
Change in net assets from operations	$(25,274,553)	$37,884,307
Distributions declared to shareholders
From net investment income	$(2,595,452)	$(1,936,143)
From net realized gain on investments	(20,352,060)	—
Total distributions declared to shareholders	$(22,947,512)	$(1,936,143)
Change in net assets from fund share transactions	$12,393,444	$9,593,366
Total change in net assets	$(35,828,621)	$45,541,530
Net assets
At beginning of period	252,804,193	207,262,663
At end of period (including undistributed net investment income of $2,500,998 and $2,578,237, respectively)	$216,975,572	$252,804,193

See Notes to Financial Statements

11

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.85	$12.13	$8.90	$17.63	$17.93
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.15	$0.14	$0.16	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	(1.60)	1.68	3.20	(6.04)	2.57
Total from investment operations	$(1.45)	$1.83	$3.34	$(5.88)	$2.78
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.11)	$(0.11)	$(0.19)	$(0.27)
From net realized gain on investments	(1.17)	—	—	(2.66)	(2.81)
Total distributions declared to shareholders	$(1.32)	$(0.11)	$(0.11)	$(2.85)	$(3.08)
Net asset value, end of period (x)	$11.08	$13.85	$12.13	$8.90	$17.63
Total return (%) (k)(s)(x)	(10.89)	15.16	38.06	(39.82)	16.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.06	1.09	1.25	1.22	1.11
Net investment income	1.16	1.21	1.39	1.25	1.16
Portfolio turnover	52	66	56	73	56
Net assets at end of period (000 omitted)	$188,066	$221,456	$179,925	$87,034	$139,633

Service Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.76	$12.06	$8.84	$17.53	$17.85
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.11	$0.12	$0.13	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(1.58)	1.67	3.18	(6.00)	2.56
Total from investment operations	$(1.47)	$1.78	$3.30	$(5.87)	$2.71
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.08)	$(0.08)	$(0.16)	$(0.22)
From net realized gain on investments	(1.17)	—	—	(2.66)	(2.81)
Total distributions declared to shareholders	$(1.29)	$(0.08)	$(0.08)	$(2.82)	$(3.03)
Net asset value, end of period (x)	$11.00	$13.76	$12.06	$8.84	$17.53
Total return (%) (k)(s)(x)	(11.11)	14.86	37.69	(39.96)	16.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.31	1.34	1.50	1.46	1.37
Net investment income	0.89	0.94	1.17	1.04	0.85
Portfolio turnover	52	66	56	73	56
Net assets at end of period (000 omitted)	$28,910	$31,348	$27,338	$18,056	$28,689

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

12

MFS International Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Growth Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the

13

MFS International Growth Portfolio

Notes to Financial Statements – continued

issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
France	$11,506,955	$21,629,976	$—	$33,136,931
United Kingdom	10,959,421	21,139,458	—	32,098,879
Switzerland	8,329,144	14,887,628	—	23,216,772
Japan	20,381,400	—	—	20,381,400
Germany	16,737,426	2,170,388	—	18,907,814
Netherlands	3,855,128	6,059,870	—	9,914,998
Brazil	9,780,831	—	—	9,780,831
Australia	8,833,039	—	—	8,833,039
Israel	6,239,469	—	—	6,239,469
Other Countries	41,459,669	10,986,276	—	52,445,945
Mutual Funds	1,785,076	—	—	1,785,076
Total Investments	$139,867,558	$76,873,596	$—	$216,741,154

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $60,238,645 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $6,231,285 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between

14

MFS International Growth Portfolio

Notes to Financial Statements – continued

the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains)	$4,599,059	$1,936,143
Long-term capital gains	18,348,453	—
Total distributions	$22,947,512	$1,936,143

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$212,056,240
Gross appreciation	18,070,877
Gross depreciation	(13,385,963)
Net unrealized appreciation (depreciation)	$4,684,914
Undistributed ordinary income	2,504,745
Capital loss carryforwards	(129,545)
Other temporary differences	(22,306)

As of December 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-term losses	$(129,545)

15

MFS International Growth Portfolio

Notes to Financial Statements – continued

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$2,313,897	$1,752,956	$17,674,412	$—
Service Class	281,555	183,187	2,677,648	—
Total	$2,595,452	$1,936,143	$20,352,060	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 1.35% of average daily net assets for the Initial Class shares and 1.60% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2013. For the year ended December 31, 2011, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2011, the fee was $25,927, which equated to 0.0109% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2011, these costs amounted to $26.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0334% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

16

MFS International Growth Portfolio

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $3,925 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $124,061,638 and $130,515,161, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,376,645	$29,705,818	5,318,787	$62,995,452
Service Class	529,083	6,566,825	529,150	6,406,687
	2,905,728	$36,272,643	5,847,937	$69,402,139
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,714,263	$19,988,309	142,981	$1,752,956
Service Class	255,323	2,959,203	15,004	183,187
	1,969,586	$22,947,512	157,985	$1,936,143
Shares reacquired
Initial Class	(3,115,040)	$(41,294,745)	(4,301,835)	$(55,307,266)
Service Class	(435,552)	(5,531,966)	(532,563)	(6,437,650)
	(3,550,592)	$(46,826,711)	(4,834,398)	$(61,744,916)
Net change
Initial Class	975,868	$8,399,382	1,159,933	$9,441,142
Service Class	348,854	3,994,062	11,591	152,224
	1,324,722	$12,393,444	1,171,524	$9,593,366

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $1,825 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

17

MFS International Growth Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,123,761	61,669,351	(62,008,036)	1,785,076

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$4,719	$1,785,076

18

MFS International Growth Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS International Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Growth Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Growth Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

19

MFS International Growth Portfolio

RESULTS OF SHAREHOLDER MEETING (unaudited)

At a special meeting of shareholders of MFS International Growth Portfolio, which was held on December 1, 2011, the following actions were taken for which shareholders of all series of MFS Variable Insurance Trust II voted together as a single class with respect to Item 1 and shareholders of MFS International Growth Portfolio voted as a separate class with respect to Items 2 and 3:

Item 1: Election of ten Trustees as members of the Board of Trustees of the Trust effective January 1, 2012:

	Number of Shares
	For	Withheld Authority
Robert E. Butler	681,916,712.8686	46,472,894.9218
Maureen R. Goldfarb	682,835,794.8512	45,553,812.9392
David H. Gunning	681,500,267.3085	46,889,340.4819
William R. Gutow	681,050,223.5547	47,339,384.2357
Michael Hegarty	682,477,088.8584	45,912,518.9320
John P. Kavanaugh	683,794,425.4269	44,595,182.3635
Robert J. Manning	682,699,559.7374	45,690,048.0530
J. Dale Sherratt	681,362,743.0513	47,026,864.7391
Laurie J. Thomsen	683,408,094.0000	44,981,513.7904
Robert W. Uek	681,424,852.0247	46,964,755.7657

Item 2: To approve a new investment advisory agreement dated January 1, 2012, between the Trust, on behalf of MFS International Growth Portfolio, and MFS:

Number of Shares
For	Against	Withheld Authority
16,469,268.2422	484,757.3434	1,635,124.3846

Item 3: To approve revisions to and restatements of certain fundamental investment restrictions of MFS International Growth Portfolio effective January 1, 2012 as detailed below:

		Number of Shares
		For	Against	Withheld Authority
A.	Borrowing	15,887,816.5161	890,538.7119	1,810,794.7422
B.	Underwriting Securities	16,149,501.4067	691,334.6627	1,748,313.9008
C.	Issuance of Senior Securities	16,154,543.5090	725,566.4789	1,709,039.9823
D.	Lending of Money or Securities	15,943,898.5164	827,295.5461	1,817,955.9077
E.	Purchases or Sales of Real Estate; Interests in Oil, Gas or Mineral Leases; and Commodities	16,338,888.8471	667,596.5620	1,582,664.5611
F.	Industry Concentration	16,327,873.0509	680,711.1367	1,580,565.7826

20

MFS International Growth Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

21

MFS International Growth Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

22

MFS International Growth Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager David Antonelli

23

MFS International Growth Portfolio

At a special meeting of shareholders of the MFS International Growth Portfolio (hereinafter referred to as the “Fund” or the “Portfolio”), which was held on December 1, 2011, the shareholders approved a new investment advisory agreement based on the recommendation of the Board of Trustees. At its July, 2011 meeting, the Board of Trustees (i) approved, and recommended for shareholder approval, the new investment advisory agreement effective January 1, 2012, and (ii) the continuation of the existing investment advisory agreement effective September 1, 2011. The following includes a description of the factors that the Board of Trustees considered and the conclusions that formed the basis of their approval of both the new investment advisory agreement and the continuation of the prior investment advisory agreement.

BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the new investment advisory agreement (the “New Agreement”) between Massachusetts Financial Services Company (“MFS”) and MFS Variable Insurance Trust II (the “Trust”) on behalf of the Portfolio and, beginning on the second anniversary of the initial effective date of the New Agreement, annually approve the continuation of the New Agreement. The Trustees have considered matters bearing on the Portfolio and the then current advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in July 2011 to consider the initial approval of the New Agreement, and to recommend that shareholders approve the New Agreement. The independent Trustees were assisted in their evaluation of the New Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management. The independent Trustees were also assisted in this process by the Portfolio’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the initial approval of the New Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The New Agreement was considered separately for the series of the Trust (collectively, the “Portfolios”), although the Trustees also took into account the common interests of all Portfolios in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and/or shareholder services to be performed by MFS under the New Agreement and other arrangements with the Trust.

In connection with their initial review meeting, the Trustees received and relied upon materials that included, among other items: (i) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (ii) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” would be observed for the Portfolio under the New Agreement, and (iii) a comparison and summary of the differences in the provisions in the New Agreement compared to those in each of the then current investment advisory agreements for the Portfolios. In addition, in connection with the independent Trustees’ meetings in May and July, 2011 (the “contract review meetings”) for the purpose of considering whether to approve the continuation of the then current investment advisory agreements for the Portfolio, the independent Trustees received: (1) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Portfolio for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (2) information provided by Lipper on the Portfolio’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (3) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Portfolio, (4) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (5) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (6) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Portfolio. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the initial approval of the New Agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Portfolio, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Portfolio could reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that

24

MFS International Growth Portfolio

Board Approval of New Investment Advisory Agreement – continued

the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Because the portfolio management team managing the Portfolio’s investments under the then current investment advisory agreement will remain the same under the New Agreement for the Portfolio, the Trustees compared the Portfolio’s total return investment performance to the performance of its Lipper performance universe over various time periods, based on information provided by Lipper. The Trustees placed particular emphasis on the total return performance of the Portfolio’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods.

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 1st quintile for the three-year and the five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year. For Portfolios whose performance lagged their peer groups, they discussed the factors that contributed thereto and MFS’ efforts to improve such Portfolios’ performance. After reviewing this information, the Trustees concluded, within the context of their overall conclusions regarding the New Agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Portfolio’s advisory fee, the Trustees considered, among other information, the Portfolio’s advisory fee and the total expense ratio of the Portfolio’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Portfolio, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Portfolio is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio. The Trustees further noted that the New Agreement would reflect MFS’ agreement to observe a lower advisory fee and to reduce the advisory fee on average daily net assets over $1 billion and over $2 billion on a permanent basis, and concluded that the breakpoints were sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered whether the Portfolio is likely to benefit from any economies of scale due to future asset growth. In this regard, the Trustees reviewed the adequacy of breakpoints and discussed with MFS any adjustments necessary for the shareholders’ benefit.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Portfolio and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Portfolio and other accounts and products for purposes of estimating profitability.

The Trustees noted that there would be no increase to the net advisory fee arrangement for the Portfolio under the New Agreement when compared to the Portfolio’s then current investment advisory agreement. After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Portfolio under the New Agreement represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Portfolio. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

25

MFS International Growth Portfolio

Board Approval of New Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Trust by MFS and its affiliates under agreements and plans other than the New Agreement, including the 12b-1 fees the Portfolio pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Portfolio’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Portfolio were satisfactory. The Trustees also considered the benefits to MFS from the use of the Portfolio’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the New Agreement should be approved for an initial two-year period, commencing upon its effective date, as set forth in the New Agreement.

BOARD APPROVAL OF CONTINUATION OF PRIOR INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and other investment companies that the Board oversees as a whole, and for MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual

26

MFS International Growth Portfolio

Board Approval of Continuation of Prior Investment Advisory Agreement – continued

Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five -year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 1st quintile for the three-year and the five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data (which takes into account any reductions or expense limitations) that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund, and concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

27

MFS International Growth Portfolio

Board Approval of Continuation of Prior Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

28

MFS International Growth Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $20,184,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $4,682,795. The fund intends to pass through foreign tax credits of $374,910 for the fiscal year.

29

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

31

MFS® Blended Research®

Core Equity Portfolio

MFS® Variable Insurance Trust II

ANNUAL REPORT

December 31, 2011

CGS-ANN

MFS® BLENDED RESEARCH® CORE EQUITY PORTFOLIO

The report is prepared for the general information of contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Blended Research Core Equity Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Blended Research Core Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Exxon Mobil Corp.	4.9%
Apple, Inc.	4.3%
Chevron Corp.	3.1%
Google, Inc., “A”	2.7%
Intel Corp.	2.2%
JPMorgan Chase & Co.	2.2%
McDonald’s Corp.	2.2%
Pfizer, Inc.	2.1%
Procter & Gamble Co.	2.0%
Abbott Laboratories	1.9%

Equity sectors
Technology	16.7%
Financial Services	14.2%
Energy	12.2%
Health Care	12.1%
Consumer Staples	9.2%
Industrial Goods & Services	7.4%
Retailing	6.5%
Utilities & Communications	6.1%
Leisure	5.0%
Basic Materials	4.4%
Autos & Housing	2.1%
Transportation	1.7%
Special Products & Services	1.7%

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS Blended Research Core Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Blended Research Core Equity Portfolio (the “fund”) provided a total return of 1.97%, while Service Class shares of the fund provided a total return of 1.74%. These compare with a return of 2.11% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

Stock selection in the utilities & communications sector had a negative impact on performance relative to the S&P 500 Index. The fund’s ownership in shares of weak-performing wireless telecommunications carrier Metro PCS (h) hindered relative results as the company faced heightened competition and management raised capital expenditure projections on the 3G data network due to increased Smartphone adoption.

Elsewhere, top relative detractors for the period included the fund’s holdings of financial services firm Citigroup, footwear company Crocs (b)(h), multi-line insurer Hartford Financial Services, for-profit education provider ITT Educational Services (b), supplemental health and life insurer Aflac, oilfield services provider Halliburton, multi-industrial company Johnson Controls, and cruise line operator Royal Caribbean Cruises (b)(h). Shares of Citigroup underperformed the market as investors appeared to have been concerned about the firm’s level of exposure to Europe and the potential impact from an uptick in U.S. residential mortgage delinquencies over the coming year. After appreciating steadily during the first three quarters of the year, Crocs reported revenue that came in slightly below expectations as management lowered revenue and earnings guidance for the fourth quarter. Shares of Hartford Financial Services declined throughout the period due, in part, to concerns about the capital adequacy of the company’s life and annuity businesses as well as the negative impacts from charges for workers compensation. The fund’s underweight position in strong-performing diversified technology products and services company International Business Machines (IBM) also weakened relative results.

Contributors to Performance

Stock selection in the energy, health care, and technology sectors contributed positively to relative performance. There were no individual stocks within the energy sector that were among the fund’s top relative contributors. In the health care sector, holding health insurance companies, Aetna and Humana (h), boosted relative results. Shares appreciated as both companies reported higher-than-expected earnings due to a trend in lower utilization rates, acquisition activity, and an increase in stock repurchases. In the technology sector, the timing of the fund’s ownership in shares of computer products and services provider Hewlett-Packard aided relative performance. Shares of Hewlett-Packard declined throughout the period as investor confidence of the weakening business appeared to have been further shaken by the board’s decision to fire CEO Leo Apotheker in September after only eleven months on the job and hire former eBay CEO, Meg Whitman, to take his place. Additionally, the company had been plagued by slower growth in its PC division, internal problems in its services division, and a weaker balance sheet primarily from prior acquisitions.

3

MFS Blended Research Core Equity Portfolio

Management Review – continued

Elsewhere, the fund’s holdings of fast-food company giant McDonald’s, media company CBS (h), department stores operator Macy’s, gas pipeline company El Paso (h), and financial services company American Express (h) benefited relative performance as all five stocks outperformed the benchmark. Additionally, the timing of the fund’s ownership in shares of precious metals company Freeport-McMoRan (h) and investment banking firm Goldman Sachs (h) supported relative results. Freeport-McMoRan experienced lower copper and gold sales due to lower production from its open-pit Grasberg mine in Indonesia. Its shares were down substantially after a labor dispute at the Grasberg mine, that lasted from September to December, stalled production.

Respectfully,

Matthew Krummell

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Blended Research Core Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	11/14/86	1.97%	0.50%	3.09%
Service Class	8/24/01	1.74%	0.25%	2.83%

Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		2.11%	(0.25)%	2.92%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

Prior to June 22, 2007, the fund’s investments were primarily selected based on fundamental analysis. Beginning June 22, 2007, the fund’s investments are selected based on fundamental and quantitative analysis.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Blended Research Core Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	0.60%	$1,000.00	$943.13	$2.94
	Hypothetical (h)	0.60%	$1,000.00	$1,022.18	$3.06
Service Class	Actual	0.85%	$1,000.00	$942.10	$4.16
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Blended Research Core Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.3%
Aerospace – 3.6%
Lockheed Martin Corp.	58,580	$4,739,114
Northrop Grumman Corp.	90,850	5,312,908
United Technologies Corp.	87,480	6,393,913

		$16,445,935

Automotive – 1.2%
Johnson Controls, Inc.	181,010	$5,658,373

Biotechnology – 2.0%
Amgen, Inc.	119,220	$7,655,116
Gilead Sciences, Inc. (a)	45,050	1,843,897

		$9,499,013

Broadcasting – 0.5%
Viacom, Inc., “B”	48,150	$2,186,492

Brokerage & Asset Managers – 0.5%
CME Group, Inc.	10,030	$2,444,010

Business Services – 1.1%
Accenture PLC, “A”	93,790	$4,992,442

Cable TV – 2.3%
DIRECTV, “A” (a)	123,910	$5,298,392
Time Warner Cable, Inc.	83,690	5,320,173

		$10,618,565

Chemicals – 1.5%
3M Co.	40,770	$3,332,132
CF Industries Holdings, Inc.	23,740	3,441,825

		$6,773,957

Computer Software – 4.6%
Microsoft Corp.	167,180	$4,339,993
Nuance Communications, Inc. (a)	185,180	4,659,129
Oracle Corp.	304,080	7,799,652
Symantec Corp. (a)	276,130	4,321,435

		$21,120,209

Computer Software – Systems – 6.4%
Apple, Inc. (a)	49,580	$20,079,900
Hewlett-Packard Co.	185,360	4,774,874
International Business Machines Corp.	25,100	4,615,388

		$29,470,162

Construction – 0.9%
Owens Corning (a)	146,440	$4,205,757

Consumer Products – 2.0%
Procter & Gamble Co.	137,410	$9,166,621

Consumer Services – 0.6%
ITT Educational Services, Inc. (a)(l)	46,550	$2,648,230

Electrical Equipment – 1.8%
General Electric Co.	280,320	$5,020,531
Tyco International Ltd.	73,900	3,451,869

		$8,472,400

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 2.2%
Intel Corp.	424,990	$10,306,008

Energy – Independent – 1.5%
Apache Corp.	43,600	$3,949,288
CVR Energy, Inc. (a)	68,830	1,289,186
HollyFrontier Corp.	80,980	1,894,932

		$7,133,406

Energy – Integrated – 9.2%
Chevron Corp.	134,130	$14,271,432
ConocoPhillips	74,720	5,444,846
Exxon Mobil Corp.	269,300	22,825,868

		$42,542,146

Food & Beverages – 4.6%
Coca-Cola Co.	21,500	$1,504,355
Coca-Cola Enterprises, Inc.	192,970	4,974,767
Dr Pepper Snapple Group, Inc.	139,230	5,496,800
General Mills, Inc.	153,270	6,193,641
PepsiCo, Inc.	48,640	3,227,264

		$21,396,827

Food & Drug Stores – 2.7%
CVS Caremark Corp.	181,930	$7,419,105
Kroger Co.	207,080	5,015,478

		$12,434,583

General Merchandise – 1.7%
Kohl’s Corp.	15,250	$752,588
Macy’s, Inc.	215,810	6,944,766

		$7,697,354

Health Maintenance Organizations – 1.2%
Aetna, Inc.	131,350	$5,541,657

Insurance – 4.4%
ACE Ltd.	27,830	$1,951,440
Aflac, Inc.	49,350	2,134,881
Berkshire Hathaway, Inc., “B” (a)	7,920	604,296
Chubb Corp.	36,370	2,517,531
Hartford Financial Services Group, Inc.	282,810	4,595,663
Prudential Financial, Inc.	101,560	5,090,187
Travelers Cos., Inc.	59,730	3,534,224

		$20,428,222

Internet – 2.7%
Google, Inc., “A” (a)	19,530	$12,614,427

Machinery & Tools – 1.1%
Cummins, Inc.	55,990	$4,928,240

Major Banks – 4.1%
JPMorgan Chase & Co.	305,840	$10,169,180
KeyCorp	372,430	2,863,987
PNC Financial Services Group, Inc.	86,890	5,010,946

7

MFS Blended Research Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – continued
Wells Fargo & Co.	37,180	$1,024,681

		$19,068,794

Medical & Health Technology & Services – 1.9%
HCA Holdings, Inc. (a)	133,130	$2,932,854
McKesson Corp.	73,250	5,706,908

		$8,639,762

Medical Equipment – 1.4%
Medtronic, Inc.	75,770	$2,898,203
Thermo Fisher Scientific, Inc. (a)	75,680	3,403,330

		$6,301,533

Metals & Mining – 1.0%
Cliffs Natural Resources, Inc.	73,200	$4,564,020

Network & Telecom – 0.8%
F5 Networks, Inc. (a)	35,430	$3,759,832

Oil Services – 1.5%
Halliburton Co.	169,610	$5,853,241
National Oilwell Varco, Inc.	19,030	1,293,850

		$7,147,091

Other Banks & Diversified Financials – 4.1%
Capital One Financial Corp.	124,420	$5,261,722
Citigroup, Inc.	279,093	7,342,937
Discover Financial Services	224,910	5,397,840
SLM Corp.	89,120	1,194,208

		$19,196,707

Pharmaceuticals – 5.6%
Abbott Laboratories	156,910	$8,823,049
Johnson & Johnson	108,340	7,104,937
Pfizer, Inc.	456,520	9,879,093

		$25,807,079

Pollution Control – 0.9%
Republic Services, Inc.	144,360	$3,977,118

Precious Metals & Minerals – 0.7%
Coeur d’Alene Mines Corp. (a)	133,550	$3,223,897

Railroad & Shipping – 0.9%
CSX Corp.	194,980	$4,106,279

Real Estate – 1.1%
Annaly Mortgage Management, Inc., REIT	258,520	$4,125,979
Public Storage, Inc., REIT	8,870	1,192,660

		$5,318,639

Restaurants – 2.2%
McDonald’s Corp.	99,720	$10,004,908

Specialty Chemicals – 1.2%
Airgas, Inc.	71,430	$5,577,254

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – 2.1%
IAC/InterActiveCorp	75,300	$3,207,780
PetSmart, Inc.	79,620	4,083,710
Ross Stores, Inc.	56,220	2,672,137

		$9,963,627

Telephone Services – 2.8%
AT&T, Inc.	113,700	$3,438,288
CenturyLink, Inc.	135,980	5,058,456
Verizon Communications, Inc.	106,290	4,264,355

		$12,761,099

Tobacco – 2.6%
Altria Group, Inc.	208,330	$6,176,985
Philip Morris International, Inc.	76,950	6,039,036

		$12,216,021

Trucking – 0.8%
United Parcel Service, Inc., “B”	53,330	$3,903,223

Utilities – Electric Power – 3.3%
AES Corp. (a)	427,810	$5,065,270
American Electric Power Co., Inc.	111,920	4,623,415
CenterPoint Energy, Inc.	81,790	1,643,161
PG&E Corp.	95,310	3,928,678

		$15,260,524

Total Common Stocks (Identified Cost, $443,004,576)		$459,522,443

MONEY MARKET FUNDS – 0.1%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)	632,653	$632,653

COLLATERAL FOR SECURITIES LOANED – 0.4%
Navigator Securities Lending Prime Portfolio, 0.27%, at Cost and Net Asset Value (j)	1,996,384	$1,996,384

Total Collateral for Securities Loaned (Identified Cost, $1,996,384)		$1,996,384

Total Investments (Identified Cost, $445,633,613)		$462,151,480

OTHER ASSETS, LESS LIABILITIES – 0.2%		845,347

Net Assets – 100.0%		$462,996,827

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the portfolio at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $445,000,960)	$461,518,827
Underlying affiliated funds, at cost and value	632,653
Total investments, at value, including $1,933,179 of securities on loan (identified cost, $445,633,613)	$462,151,480
Receivables for
Investments sold	2,763,688
Fund shares sold	57,483
Interest and dividends	693,790
Other assets	13,299
Total assets		$465,679,740
Liabilities
Payable for fund shares reacquired	$562,624
Collateral for securities loaned, at value	1,996,384
Payable to affiliates
Investment adviser	21,818
Shareholder servicing costs	343
Distribution and/or service fees	3,046
Payable for Trustees’ compensation	1,009
Accrued expenses and other liabilities	97,689
Total liabilities		$2,682,913
Net assets		$462,996,827
Net assets consist of
Paid-in capital	$557,007,368
Unrealized appreciation (depreciation) on investments	16,517,867
Accumulated net realized gain (loss) on investments	(117,871,377)
Undistributed net investment income	7,342,969
Net assets		$462,996,827
Shares of beneficial interest outstanding		14,564,409

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$315,114,853	9,891,634	$31.86
Service Class	147,881,974	4,672,775	31.65

See Notes to Financial Statements

9

MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Dividends	$10,835,002
Interest	10,604
Dividends from underlying affiliated funds	2,888
Total investment income		$10,848,494
Expenses
Management fee	$2,819,160
Distribution and/or service fees	424,029
Shareholder servicing costs	55,617
Administrative services fee	170,473
Trustees’ compensation	57,278
Custodian fee	45,661
Shareholder communications	19,683
Auditing fees	46,202
Legal fees	5,590
Miscellaneous	40,287
Total expenses		$3,683,980
Fees paid indirectly	(4)
Reduction of expenses by investment adviser	(179,574)
Net expenses		$3,504,402
Net investment income		$7,344,092
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investment transactions (identified cost basis)		$30,452,125
Change in unrealized appreciation (depreciation) on investments		$(26,479,652)
Net realized and unrealized gain (loss) on investments		$3,972,473
Change in net assets from operations		$11,316,565

See Notes to Financial Statements

10

MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$7,344,092	$9,058,282
Net realized gain (loss) on investments	30,452,125	30,651,867
Net unrealized gain (loss) on investments	(26,479,652)	41,875,927
Change in net assets from operations	$11,316,565	$81,586,076
Distributions declared to shareholders
From net investment income	$(9,057,199)	$(9,141,057)
Change in net assets from fund share transactions	$(84,728,511)	$(87,431,906)
Total change in net assets	$(82,469,145)	$(14,986,887)
Net assets
At beginning of period	545,465,972	560,452,859
At end of period (including undistributed net investment income of $7,342,969 and $9,056,076, respectively)	$462,996,827	$545,465,972

See Notes to Financial Statements

11

MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$31.89	$27.84	$22.80	$35.51	$33.89
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.51	$0.43	$0.48	$0.38
Net realized and unrealized gain (loss) on investments and foreign currency	0.10	4.05	5.16	(12.74)	1.64
Total from investment operations	$0.59	$4.56	$5.59	$(12.26)	$2.02
Less distributions declared to shareholders
From net investment income	$(0.62)	$(0.51)	$(0.55)	$(0.45)	$(0.40)
Net asset value, end of period (x)	$31.86	$31.89	$27.84	$22.80	$35.51
Total return (%) (k)(r)(s)(x)	1.97	16.46	25.26	(34.95)	5.95
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.64	0.65	0.66	0.64	0.62
Expenses after expense reductions (f)	0.60	0.60	0.60	0.60	0.61
Net investment income	1.52	1.77	1.81	1.60	1.07
Portfolio turnover	77	68	74	76	102
Net assets at end of period (000 omitted)	$315,115	$360,667	$361,105	$342,241	$673,008

Service Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$31.66	$27.66	$22.62	$35.23	$33.65
Income (loss) from investment operations
Net investment income (d)	$0.41	$0.44	$0.37	$0.41	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	0.11	4.00	5.14	(12.66)	1.63
Total from investment operations	$0.52	$4.44	$5.51	$(12.25)	$1.92
Less distributions declared to shareholders
From net investment income	$(0.53)	$(0.44)	$(0.47)	$(0.36)	$(0.34)
Net asset value, end of period (x)	$31.65	$31.66	$27.66	$22.62	$35.23
Total return (%) (k)(r)(s)(x)	1.74	16.12	25.00	(35.12)	5.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.90	0.91	0.90	0.87
Expenses after expense reductions (f)	0.85	0.85	0.85	0.85	0.86
Net investment income	1.26	1.52	1.57	1.35	0.84
Portfolio turnover	77	68	74	76	102
Net assets at end of period (000 omitted)	$147,882	$184,799	$199,348	$193,658	$338,647

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

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MFS Blended Research Core Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Blended Research Core Equity Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

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MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$459,522,443	$—	$—	$459,522,443
Mutual Funds	2,629,037	—	—	2,629,037
Total Investments	$462,151,480	$—	$—	$462,151,480

For further information regarding security characteristics, see the Portfolio of Investments.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from

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MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains)	$9,057,199	$9,141,057

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$445,839,034
Gross appreciation	44,693,552
Gross depreciation	(28,381,106)
Net unrealized appreciation (depreciation)	$16,312,446
Undistributed ordinary income	7,342,969
Capital loss carryforwards	(117,665,956)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/16	$(45,841,291)
12/31/17	(71,824,665)
Total	$(117,665,956)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$6,388,464	$6,266,489
Service Class	2,668,735	2,874,568
Total	$9,057,199	$9,141,057

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, and brokerage commissions, such that total annual fund operating expenses do not exceed 1.25% of the fund’s average daily net assets. MFS’ agreement to limit the fund’s total annual operating expenses is contained in the investment advisory agreement between MFS and the fund and may not be rescinded without shareholder approval. This agreement terminated on December 31, 2011 in connection with shareholder approval on December 1, 2011 of a new investment advisory agreement between the trust, on behalf of the fund, and MFS effective January 1, 2012. In addition, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 0.60% of average daily net assets for the Initial Class shares and 0.85% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2013.

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MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

For the year ended December 31, 2011, this reduction amounted to $179,574 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2011, the fee was $55,598, which equated to 0.0108% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2011, these costs amounted to $19.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0333% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $8,557 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

The investment adviser reimbursed the fund $676,490 for an operational issue. This amount is included in the realized gain (loss) on investment transactions on the Statement of Operations.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $394,092,361 and $480,120,800, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	101,422	$3,234,643	51,684	$1,484,658
Service Class	107,431	3,177,466	146,260	4,101,313
	208,853	$6,412,109	197,944	$5,585,971

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MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Initial Class	212,171	$6,388,464	206,526	$6,266,489
Service Class	89,136	2,668,735	95,345	2,874,568
	301,307	$9,057,199	301,871	$9,141,057
Shares reacquired
Initial Class	(1,733,153)	$(56,314,858)	(1,916,648)	$(55,333,836)
Service Class	(1,360,219)	(43,882,961)	(1,613,548)	(46,825,098)
	(3,093,372)	$(100,197,819)	(3,530,196)	$(102,158,934)
Net change
Initial Class	(1,419,560)	$(46,691,751)	(1,658,438)	$(47,582,689)
Service Class	(1,163,652)	(38,036,760)	(1,371,943)	(39,849,217)
	(2,583,212)	$(84,728,511)	(3,030,381)	$(87,431,906)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $3,988 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,951,910	79,299,696	(80,618,953)	632,653

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,888	$632,653

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MFS Blended Research Core Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Blended Research Core Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Core Equity Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Core Equity Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

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MFS Blended Research Core Equity Portfolio

RESULTS OF SHAREHOLDER MEETING (unaudited)

At a special meeting of shareholders of MFS Blended Research Core Equity Portfolio, which was held on December 1, 2011, the following actions were taken for which shareholders of all series of MFS Variable Insurance Trust II voted together as a single class with respect to Item 1 and shareholders of MFS Blended Research Core Equity Portfolio voted as a separate class with respect to Items 2 and 3:

Item 1: Election of ten Trustees as members of the Board of Trustees of the Trust effective January 1, 2012:

	Number of Shares
	For	Withheld Authority
Robert E. Butler	681,916,712.8686	46,472,894.9218
Maureen R. Goldfarb	682,835,794.8512	45,553,812.9392
David H. Gunning	681,500,267.3085	46,889,340.4819
William R. Gutow	681,050,223.5547	47,339,384.2357
Michael Hegarty	682,477,088.8584	45,912,518.9320
John P. Kavanaugh	683,794,425.4269	44,595,182.3635
Robert J. Manning	682,699,559.7374	45,690,048.0530
J. Dale Sherratt	681,362,743.0513	47,026,864.7391
Laurie J. Thomsen	683,408,094.0000	44,981,513.7904
Robert W. Uek	681,424,852.0247	46,964,755.7657

Item 2: To approve a new investment advisory agreement dated January 1, 2012, between the Trust, on behalf of MFS Blended Research Core Equity Portfolio, and MFS:

Number of Shares
For	Against	Withheld Authority
13,604,695.5471	483,155.5947	1,358,547.7854

Item 3: To approve revisions to and restatements of certain fundamental investment restrictions of MFS Blended Research Core Equity Portfolio effective January 1, 2012 as detailed below:

		Number of Shares
		For	Against	Withheld Authority
A.	Borrowing	13,031,969.3674	830,864.0911	1,583,565.4687
B.	Underwriting Securities	13,251,399.9022	605,115.5307	1,589,883.4943
C.	Issuance of Senior Securities	13,299,297.8434	605,924.9783	1,541,176.1055
D.	Lending of Money or Securities	12,970,886.4709	884,399.9399	1,591,112.5164
E.	Purchases or Sales of Real Estate; Interests in Oil, Gas or Mineral Leases; and Commodities	13,386,643.5891	544,701.3937	1,515,053.9444
F.	Industry Concentration	13,346,658.6796	513,389.9714	1,586,350.2762

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MFS Blended Research Core Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

20

MFS Blended Research Core Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

21

MFS Blended Research Core Equity Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Matthew Krummell

22

MFS Blended Research Core Equity Portfolio

At a special meeting of shareholders of the MFS Blended Research Core Equity Portfolio (hereinafter referred to as the “Fund” or the “Portfolio”), which was held on December 1, 2011, the shareholders approved a new investment advisory agreement based on the recommendation of the Board of Trustees. At its July, 2011 meeting, the Board of Trustees (i) approved, and recommended for shareholder approval, the new investment advisory agreement effective January 1, 2012, and (ii) the continuation of the existing investment advisory agreement effective September 1, 2011. The following includes a description of the factors that the Board of Trustees considered and the conclusions that formed the basis of their approval of both the new investment advisory agreement and the continuation of the prior investment advisory agreement.

BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the new investment advisory agreement (the “New Agreement”) between Massachusetts Financial Services Company (“MFS”) and MFS Variable Insurance Trust II (the “Trust”) on behalf of the Portfolio and, beginning on the second anniversary of the initial effective date of the New Agreement, annually approve the continuation of the New Agreement. The Trustees have considered matters bearing on the Portfolio and the then current advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in July 2011 to consider the initial approval of the New Agreement, and to recommend that shareholders approve the New Agreement. The independent Trustees were assisted in their evaluation of the New Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management. The independent Trustees were also assisted in this process by the Portfolio’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the initial approval of the New Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The New Agreement was considered separately for the series of the Trust (collectively, the “Portfolios”), although the Trustees also took into account the common interests of all Portfolios in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and/or shareholder services to be performed by MFS under the New Agreement and other arrangements with the Trust.

In connection with their initial review meeting, the Trustees received and relied upon materials that included, among other items: (i) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (ii) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” would be observed for the Portfolio under the New Agreement, and (iii) a comparison and summary of the differences in the provisions in the New Agreement compared to those in each of the then current investment advisory agreements for the Portfolios. In addition, in connection with the independent Trustees’ meetings in May and July, 2011 (the “contract review meetings”) for the purpose of considering whether to approve the continuation of the then current investment advisory agreements for the Portfolio, the independent Trustees received: (1) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Portfolio for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (2) information provided by Lipper on the Portfolio’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (3) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Portfolio, (4) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (5) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (6) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Portfolio. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the initial approval of the New Agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Portfolio, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Portfolio could reflect years of review and discussion between the independent

23

MFS Blended Research Core Equity Portfolio

Board Approval of New Investment Advisory Agreement – continued

Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Because the portfolio management team managing the Portfolio’s investments under the then current investment advisory agreement will remain the same under the New Agreement for the Portfolio, the Trustees compared the Portfolio’s total return investment performance to the performance of its Lipper performance universe over various time periods, based on information provided by Lipper. The Trustees placed particular emphasis on the total return performance of the Portfolio’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods.

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was also in the 1st quintile for the three-year period and the 2nd quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year. For Portfolios whose performance lagged their peer groups, they discussed the factors that contributed thereto and MFS’ efforts to improve such Portfolios’ performance. After reviewing this information, the Trustees concluded, within the context of their overall conclusions regarding the New Agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Portfolio’s advisory fee, the Trustees considered, among other information, the Portfolio’s advisory fee and the total expense ratio of the Portfolio’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Portfolio, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Portfolio is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each below the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio. They noted that the Portfolio’s advisory fee rate schedule is not currently subject to any breakpoints. However, the Trustees concluded that the fees were reasonable in light of the nature and quality of services provided by MFS, and determined not to recommend any advisory fee breakpoints for the Portfolio at this time.

The Trustees also considered whether the Portfolio is likely to benefit from any economies of scale due to future asset growth. In this regard, the Trustees reviewed the adequacy of breakpoints and discussed with MFS any adjustments necessary for the shareholders’ benefit.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Portfolio and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Portfolio and other accounts and products for purposes of estimating profitability.

The Trustees noted that there would be no increase to the net advisory fee arrangement for the Portfolio under the New Agreement when compared to the Portfolio’s then current investment advisory agreement. After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Portfolio under the New Agreement represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Portfolio. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

24

MFS Blended Research Core Equity Portfolio

Board Approval of New Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Trust by MFS and its affiliates under agreements and plans other than the New Agreement, including the 12b-1 fees the Portfolio pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Portfolio’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Portfolio were satisfactory. The Trustees also considered the benefits to MFS from the use of the Portfolio’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the New Agreement should be approved for an initial two-year period, commencing upon its effective date, as set forth in the New Agreement.

BOARD APPROVAL OF CONTINUATION OF PRIOR INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and other investment companies that the Board oversees as a whole, and for MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual

25

MFS Blended Research Core Equity Portfolio

Board Approval of Continuation of Prior Investment Advisory Agreement – continued

Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 1st quintile for the three-year period and the 2nd quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data (which takes into account any reductions or expense limitations) that the Fund’s effective advisory fee rate and total expense ratio were each below the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. They noted that the Fund’s advisory fee rate schedule is not currently subject to any breakpoints. However, the Trustees concluded that the fees were reasonable in light of the nature and quality of services provided by MFS, and determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

26

MFS Blended Research Core Equity Portfolio

Board Approval of Continuation of Prior Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

27

MFS Blended Research Core Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

28

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

MFS® Global Research Portfolio

MFS® Variable Insurance Trust II

ANNUAL REPORT

December 31, 2011

RES-ANN

MFS® GLOBAL RESEARCH PORTFOLIO

The report is prepared for the general information of contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Research Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Global Research Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Apple, Inc.	3.8%
Royal Dutch Shell PLC, “A”	2.0%
Target Corp.	2.0%
Exxon Mobil Corp.	1.9%
Oracle Corp.	1.7%
Groupe Danone	1.6%
Google, Inc., “A”	1.4%
Visa, Inc., “A”	1.4%
Vodafone Group PLC	1.3%
Danaher Corp.	1.2%

Global equity sectors (i)
Capital Goods (s)	19.8%
Financial Services	18.8%
Energy	16.5%
Technology (s)	13.1%
Consumer Cyclicals	9.0%
Health Care	8.9%
Consumer Staples	7.7%
Telecommunications/Cable Television	5.9%

Issuer country weightings (i)(x)
United States	50.3%
United Kingdom	10.6%
Japan	5.6%
Switzerland	4.5%
Netherlands	3.8%
Germany	3.6%
France	3.2%
Australia	3.1%
Brazil	2.3%
Other Countries	13.0%

Currency exposure weightings (i)(y)
United States Dollar	51.6%
Euro	11.5%
British Pound Sterling	10.6%
Japanese Yen	5.6%
Swiss Franc	4.4%
Hong Kong Dollar	4.1%
Australian Dollar	3.1%
Brazilian Real	2.3%
Indian Rupee	1.5%
Other Currencies	5.3%

(i)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.
(s)	Global equity sector includes securities sold short.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s total net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s total net assets.

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Research Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Global Research Portfolio (the “fund”) provided a total return of –6.73%, while Service Class shares of the fund provided a total return of –7.00%. These compare with a return of –6.86% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

Security selection in the consumer staples sector detracted from performance relative to the MSCI All Country World Index. The fund’s holdings of cosmetics and beauty supply company Avon Products (h) dampened relative returns. Lower-than-expected earnings, primarily attributable to declining organic revenue growth in North America, caused the stock to decline during the period.

Stock selection in the health care sector also held back relative returns. There were no individual stocks within this sector that were among the fund’s top relative detractors.

Stocks in other sectors that weakened relative performance included the fund’s holdings of diversified mining company Teck Resources (Canada) and information technology products and electronics maker Acer (h) (Taiwan). Shares of Teck Resources declined as the company trimmed its volume guidance, sighting the volatile market as the culprit. Acer’s stock declined significantly during the first half of the year due to inventory build-up in Europe and lower revenues in a weak personal computer market. The fund’s holdings of financial services firms, ICICI Bank (India), Erste Group Bank (h) (Austria), Banco Santander (Brasil) (h) (Brazil), Credit Suisse (Switzerland), Goldman Sachs Group, and BNP Paribas (France) also weakened relative performance. Europe’s mounting sovereign debt crisis put downward pressure on the shares of most financial companies. Shares of ICICI Bank declined during the period on negative macroeconomic news in the country, including rising non-performing loans and inflation, as well as fears of a global economic slowdown. Holdings of petrochemical firm Reliance Industries (India) was another top relative detractor for the reporting period.

Contributors to Performance

Stock selection in the capital goods sector was a primary contributor to relative performance. The timing of the fund’s ownership in shares of mining company Iluka Resources (Australia) aided relative results. Shares rose throughout the first half of the year due to stable price increases in zircon, used in the production of ceramics, including tiles, sanitary ware and tableware, and a positive outlook for the firm’s other main product, titanium dioxide minerals, which are the principal feedstock for pigment production. Holdings of industrial, medical, and specialty gases distributor Airgas, which turned in strong performance over the period, also helped.

Stock selection in the energy sector was another factor that benefited relative returns. Holdings of oil and gas exploration company Cabot Oil & Gas, electric and gas utility company CMS Energy (b), and global energy and petrochemicals company Royal Dutch Shell (United Kingdom/Netherlands) boosted relative performance as all three stocks outperformed the benchmark. Shares of Cabot Oil & Gas appreciated during the period primarily due to positive production forecasts for its Marcellus natural gas shale.

3

MFS Global Research Portfolio

Management Review – continued

Stock selection in the telecom/CATV sector also supported relative performance. There were no individual stocks within this sector that were among the fund’s top relative contributors for the reporting period.

Elsewhere, the fund’s holdings of computer and personal electronics maker Apple, global payments technology company Visa, fast-food company giant McDonald’s, food and beverage producer Danone (France), and pharmaceutical and medical products maker Abbott Laboratories, all of which outperformed the benchmark, bolstered relative performance. Shares of Apple outperformed as record sales of iPhones and iPads helped the company deliver revenue and earnings above expectations. Shares of Visa increased throughout the period due to higher profits which spurred management to repurchase shares and increase the stock’s dividend.

Respectfully,

Michael Cantara	Ben Kottler
Portfolio Manager	Portfolio Manager

Note to Contract Owners: Effective May 1, 2011, Ben Kottler became a co-manager of the fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Research Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	11/07/94	(6.73)%	0.04%	2.66%
Service Class	8/24/01	(7.00)%	(0.22)%	2.40%

Comparative benchmark
MSCI All Country World Index (f)		(6.86)%	(1.41)%	4.76%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI All Country World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

Prior to October 6, 2008, MFS primarily invested the fund’s assets in U.S. equity securities. Effective October 6, 2008, MFS primarily invests the fund’s assets in U.S. and foreign equity securities, including emerging market equity securities.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Research Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	1.00%	$1,000.00	$875.79	$4.73
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
Service Class	Actual	1.25%	$1,000.00	$874.18	$5.90
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Expenses Impacting Table

Expense ratios include 0.01% of investment related expenses from short sale dividend and interest expenses.

6

MFS Global Research Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 100.3%
Aerospace – 1.9%
Honeywell International, Inc.	14,470	$786,445
Precision Castparts Corp.	3,940	649,273
Rolls-Royce Holdings PLC	43,065	497,421
United Technologies Corp.	7,010	512,361

		$2,445,500

Alcoholic Beverages – 1.1%
Heineken N.V.	31,606	$1,459,105

Apparel Manufacturers – 1.4%
Li & Fung Ltd.	336,000	$622,110
LVMH Moet Hennessy Louis Vuitton S.A.	2,664	375,327
NIKE, Inc., “B”	8,050	775,779

		$1,773,216

Automotive – 2.1%
Bayerische Motoren Werke AG	11,026	$737,146
DENSO Corp.	15,300	422,604
GKN PLC	162,261	458,521
Honda Motor Co. Ltd.	20,800	634,512
Johnson Controls, Inc.	9,000	281,340
Kia Motors Corp. (a)	3,270	189,581

		$2,723,704

Biotechnology – 0.6%
Gilead Sciences, Inc. (a)	19,160	$784,219

Broadcasting – 1.5%
Nippon Television Network Corp.	3,290	$503,523
Publicis Groupe S.A.	9,664	443,526
Viacom, Inc., “B”	21,850	992,209

		$1,939,258

Brokerage & Asset Managers – 1.2%
Affiliated Managers Group, Inc. (a)	7,520	$721,544
Franklin Resources, Inc.	8,630	828,998

		$1,550,542

Business Services – 1.4%
Accenture PLC, “A”	19,740	$1,050,760
Cognizant Technology Solutions Corp., “A” (a)	7,470	480,396
Mitsubishi Corp.	16,400	331,324

		$1,862,480

Cable TV – 1.3%
Comcast Corp., “Special A”	39,850	$938,866
DIRECTV, “A” (a)	8,500	363,460
Virgin Media, Inc.	21,380	457,104

		$1,759,430

Chemicals – 1.4%
3M Co.	11,560	$944,799
Celanese Corp.	13,570	600,744
Nufarm Ltd. (a)	61,814	263,009

		$1,808,552

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – 2.7%
Autodesk, Inc. (a)	16,740	$507,724
Check Point Software Technologies Ltd. (a)	15,300	803,862
Oracle Corp.	86,110	2,208,722

		$3,520,308

Computer Software – Systems – 5.1%
Apple, Inc. (a)(s)	12,250	$4,961,250
EMC Corp. (a)	64,750	1,394,715
International Business Machines Corp.	1,900	349,372

		$6,705,337

Conglomerates – 0.2%
Hutchison Whampoa Ltd.	35,000	$293,146

Construction – 1.0%
Anhui Conch Cement Co. Ltd.	135,000	$400,658
Owens Corning (a)	17,020	488,814
Urbi Desarrollos Urbanos S.A. de C.V. (a)	332,650	378,545

		$1,268,017

Consumer Products – 0.5%
Reckitt Benckiser Group PLC	14,748	$726,757

Electrical Equipment – 2.3%
Danaher Corp. (s)	33,120	$1,557,965
Schneider Electric S.A.	10,345	540,638
Siemens AG	9,310	890,938

		$2,989,541

Electronics – 1.9%
Altera Corp.	11,450	$424,795
ASML Holding N.V.	19,147	800,153
Microchip Technology, Inc.	22,800	835,164
Taiwan Semiconductor Manufacturing Co. Ltd.	181,000	453,113

		$2,513,225

Energy – Independent – 4.9%
Apache Corp.	9,720	$880,438
Bankers Petroleum Ltd. (a)	67,506	294,210
Cabot Oil & Gas Corp.	12,990	985,941
Cairn Energy PLC (a)	96,288	396,717
EOG Resources, Inc.	8,210	808,767
INPEX Corp.	115	724,633
Occidental Petroleum Corp.	14,810	1,387,697
Reliance Industries Ltd.	67,624	882,404

		$6,360,807

Energy – Integrated – 5.4%
BG Group PLC	31,924	$680,853
BP PLC	169,356	1,207,721
Exxon Mobil Corp. (s)	29,510	2,501,268
Royal Dutch Shell PLC, “A”	70,734	2,600,369

		$6,990,211

7

MFS Global Research Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Engineering – Construction – 1.9%
Fluor Corp.	22,230	$1,117,058
JGC Corp.	40,000	960,374
Keppel Corp. Ltd.	56,400	404,395

		$2,481,827

Food & Beverages – 4.4%
Bunge Ltd.	6,160	$352,352
General Mills, Inc.	23,630	954,888
Groupe Danone	33,739	2,120,892
Kraft Foods, Inc., “A”	15,410	575,718
Nestle S.A.	24,834	1,425,790
Want Want China Holdings Ltd.	260,000	259,444

		$5,689,084

Food & Drug Stores – 1.1%
Lawson, Inc.	4,000	$249,708
Tesco PLC	183,881	1,152,121

		$1,401,829

Gaming & Lodging – 0.3%
Sands China Ltd. (a)	135,200	$382,103

General Merchandise – 2.7%
Kohl’s Corp.	19,420	$958,377
Target Corp.	49,660	2,543,585

		$3,501,962

Insurance – 4.5%
ACE Ltd.	20,030	$1,404,504
AIA Group Ltd.	258,600	807,438
Hiscox Ltd.	145,465	841,268
ING Groep N.V. (a)	87,893	626,346
MetLife, Inc.	15,820	493,268
QBE Insurance Group Ltd.	45,957	608,713
Swiss Re Ltd.	20,727	1,056,320

		$5,837,857

Internet – 1.8%
eBay, Inc. (a)	17,050	$517,127
Google, Inc., “A” (a)	2,900	1,873,110

		$2,390,237

Machinery & Tools – 2.3%
Cummins, Inc.	4,560	$401,371
Glory Ltd.	19,600	421,946
Joy Global, Inc.	15,440	1,157,537
Schindler Holding AG	6,400	745,406
Sinotruk Hong Kong Ltd.	500,000	279,402

		$3,005,662

Major Banks – 6.2%
BNP Paribas	9,346	$367,116
Credit Suisse Group AG	22,389	526,057
Goldman Sachs Group, Inc.	6,240	564,283
JPMorgan Chase & Co.	42,600	1,416,450
Julius Baer Group Ltd.	17,473	679,560
National Australia Bank Ltd.	43,258	1,033,547

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – continued
Standard Chartered PLC	70,966	$1,545,108
Toronto-Dominion Bank	11,789	882,830
Westpac Banking Corp.	51,010	1,043,461

		$8,058,412

Medical & Health Technology & Services – 0.9%
Diagnosticos da America S.A.	88,300	$733,762
Rhoen-Klinikum AG	20,530	391,125

		$1,124,887

Medical Equipment – 2.7%
Covidien PLC	18,800	$846,188
Medtronic, Inc.	26,710	1,021,658
St. Jude Medical, Inc.	14,650	502,495
Thermo Fisher Scientific, Inc. (a)	24,650	1,108,511

		$3,478,852

Metals & Mining – 2.2%
Iluka Resources Ltd.	29,049	$460,526
Rio Tinto Ltd.	21,140	1,023,060
Steel Authority of India Ltd.	237,725	364,835
Sumitomo Metal Industries Ltd.	278,000	505,652
Teck Resources Ltd., “B”	14,770	520,629

		$2,874,702

Natural Gas – Distribution – 0.3%
Tokyo Gas Co. Ltd.	83,000	$381,733

Network & Telecom – 0.4%
Acme Packet, Inc. (a)	5,900	$182,369
Finisar Corp. (a)	17,260	289,019

		$471,388

Oil Services – 1.7%
AMEC PLC	19,700	$276,396
Halliburton Co.	26,840	926,248
Schlumberger Ltd.	9,730	664,656
Technip	3,700	345,813

		$2,213,113

Other Banks & Diversified Financials – 6.1%
Bank Rakyat Indonesia	930,500	$692,680
China Construction Bank	1,351,860	943,409
Discover Financial Services	26,220	629,280
Federal Bank Ltd.	55,183	349,979
Fifth Third Bancorp	56,280	715,882
ICICI Bank Ltd.	27,077	349,087
Itau Unibanco Holding S.A., IPS	56,600	1,031,408
Komercni Banka A.S.	4,430	746,682
Siam Commercial Bank Co. Ltd.	176,900	644,802
Visa, Inc., “A”	17,730	1,800,127

		$7,903,336

Pharmaceuticals – 4.7%
Abbott Laboratories	22,170	$1,246,619
Bayer AG	20,709	1,324,050
Pfizer, Inc.	64,010	1,385,176

8

MFS Global Research Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Pharmaceuticals – continued
Roche Holding AG	8,123	$1,373,742
Santen Pharmaceutical Co. Ltd.	6,800	280,057
Teva Pharmaceutical Industries Ltd., ADR	13,210	533,156

		$6,142,800

Precious Metals & Minerals – 0.5%
Newcrest Mining Ltd.	20,480	$620,030

Railroad & Shipping – 0.9%
East Japan Railway Co.	5,600	$356,503
Union Pacific Corp.	7,830	829,510

		$1,186,013

Real Estate – 0.8%
GSW Immobilien AG (a)	12,605	$364,859
Hang Lung Properties Ltd.	222,000	631,705

		$996,564

Restaurants – 0.8%
Ajisen China Holdings Ltd.	145,000	$159,626
McDonald’s Corp.	8,740	876,884

		$1,036,510

Specialty Chemicals – 2.6%
Airgas, Inc.	13,590	$1,061,107
Akzo Nobel N.V.	23,798	1,145,040
Formosa Plastics Corp.	87,000	232,161
Linde AG	6,376	948,584

		$3,386,892

Specialty Stores – 1.2%
Industria de Diseno Textil S.A.	7,052	$576,170
Tiffany & Co.	6,810	451,231
Urban Outfitters, Inc. (a)	21,790	600,532

		$1,627,933

Telecommunications – Wireless – 1.8%
Tim Participacoes S.A., ADR	28,580	$737,364
Vodafone Group PLC	602,486	1,673,897

		$2,411,261

Telephone Services – 2.8%
American Tower Corp., “A” (a)	8,940	$536,489
AT&T, Inc.	31,910	964,958
China Unicom (Hong Kong) Ltd.	272,000	572,256
Royal KPN N.V.	74,498	889,429
Telecom Italia S.p.A.	317,731	339,261
Telecom Italia S.p.A.	442,769	395,101

		$3,697,494

Tobacco – 1.7%
Japan Tobacco, Inc.	188	$884,189
Philip Morris International, Inc.	17,780	1,395,374

		$2,279,563

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Trucking – 0.9%
Expeditors International of Washington, Inc.	15,180	$621,773
Yamato Holdings Co. Ltd.	36,300	611,681

		$1,233,454

Utilities – Electric Power – 4.2%
American Electric Power Co., Inc.	17,250	$712,598
CEZ A.S.	22,750	905,080
CMS Energy Corp.	54,790	1,209,763
Edison International	15,640	647,496
Fortum Corp.	32,199	685,061
International Power PLC	150,733	789,346
Tractebel Energia S.A.	30,770	494,234

		$5,443,578

Total Common Stocks (Identified Cost, $128,218,515)		$130,732,431

MONEY MARKET FUNDS – 0.2%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)	316,413	$316,413

Total Investments (Identified Cost, $128,534,928)		$131,048,844

Issuer/Expiration Date/Strike Price

PUT OPTIONS WRITTEN – 0.0%
Computer Software – 0.0%
Red Hat, Inc. – January 2012 @ $39 (Premium Received, $2,369)	(32)	$(1,696)

SECURITIES SOLD SHORT – (0.6)%
Computer Software – Systems – (0.2)%
Dell, Inc. (a)	(19,440)	$(284,407)

Machinery & Tools – (0.4)%
Caterpillar, Inc.	(5,300)	$(480,180)

Total Securities Sold Short (Proceeds Received, $624,649)		$(764,587)

OTHER ASSETS, LESS LIABILITIES – 0.1%		102,540

Net Assets – 100.0%		$130,385,101

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions. At December 31, 2011, the value of securities pledged amounted to $1,460,926.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
IPS	International Preference Stock
PLC	Public Limited Company

See Notes to Financial Statements

9

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $128,218,515)	$130,732,431
Underlying affiliated funds, at cost and value	316,413
Total investments, at value (identified cost, $128,534,928)	$131,048,844
Cash	17,260
Deposits with brokers	57,028
Receivables for
Investments sold	4,706
Fund shares sold	34,280
Interest and dividends	205,287
Other assets	4,233
Total assets		$131,371,638
Liabilities
Payables for
Securities sold short, at value (proceeds received, $624,649)	$764,587
Fund shares reacquired	119,217
Written options outstanding, at value (premiums received, $2,369)	1,696
Payable to affiliates
Investment adviser	8,384
Shareholder servicing costs	96
Distribution and/or service fees	268
Payable for Trustees’ compensation	313
Accrued expenses and other liabilities	91,976
Total liabilities		$986,537
Net assets		$130,385,101
Net assets consist of
Paid-in capital	$172,357,263
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $2,945 deferred country tax)	2,368,958
Accumulated net realized gain (loss) on investments and foreign currency transactions	(46,380,112)
Undistributed net investment income	2,038,992
Net assets		$130,385,101
Shares of beneficial interest outstanding		7,368,600

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$117,311,847	6,625,860	$17.71
Service Class	13,073,254	742,740	17.60

See Notes to Financial Statements

10

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Dividends	$3,721,511
Interest	52,814
Dividends from other affiliated issuers	370
Foreign taxes withheld	(241,291)
Total investment income		$3,533,404
Expenses
Management fee	$1,126,337
Distribution and/or service fees	38,257
Shareholder servicing costs	16,306
Administrative services fee	50,609
Trustees’ compensation	18,388
Custodian fee	121,686
Shareholder communications	11,196
Auditing fees	59,589
Legal fees	5,417
Dividend and interest expense on securities sold short	18,550
Miscellaneous	29,300
Total expenses		$1,495,635
Fees paid indirectly	(13)
Net expenses		$1,495,622
Net investment income		$2,037,782
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $159 country tax)	$6,883,757
Written option transactions	8,998
Securities sold short	60,035
Foreign currency transactions	2,426
Net realized gain (loss) on investments and foreign currency transactions		$6,955,216
Change in unrealized appreciation (depreciation)
Investments (net of $16,123 decrease in deferred country tax)	$(18,349,429)
Written options	673
Securities sold short	59,917
Translation of assets and liabilities in foreign currencies	(21,185)
Net unrealized gain (loss) on investments and foreign currency translation		$(18,310,024)
Net realized and unrealized gain (loss) on investments and foreign currency		$(11,354,808)
Change in net assets from operations		$(9,317,026)

See Notes to Financial Statements

11

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$2,037,782	$1,800,366
Net realized gain (loss) on investments and foreign currency transactions	6,955,216	10,963,173
Net unrealized gain (loss) on investments and foreign currency translation	(18,310,024)	5,583,187
Change in net assets from operations	$(9,317,026)	$18,346,726
Distributions declared to shareholders
From net investment income	$(1,734,310)	$(2,115,081)
Change in net assets from fund share transactions	$(19,755,648)	$(22,699,043)
Total change in net assets	$(30,806,984)	$(6,467,398)
Net assets
At beginning of period	161,192,085	167,659,483
At end of period (including undistributed net investment income of $2,038,992 and $1,733,253, respectively)	$130,385,101	$161,192,085

See Notes to Financial Statements

12

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010	2009	2008	2007

Net asset value, beginning of period	$19.23	$17.29	$13.30	$21.04	$18.73
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.20	$0.20	$0.19	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	(1.56)	1.97	4.03	(7.81)	2.37
Total from investment operations	$(1.29)	$2.17	$4.23	$(7.62)	$2.47
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.23)	$(0.24)	$(0.12)	$(0.16)
Net asset value, end of period (x)	$17.71	$19.23	$17.29	$13.30	$21.04
Total return (%) (k)(s)(x)	(6.73)	12.66	32.44	(36.43)	13.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.97	0.97	0.98	0.87	0.83
Net investment income	1.38	1.18	1.42	1.06	0.48
Portfolio turnover	54	59	63	144	84
Net assets at end of period (000 omitted)	$117,312	$144,156	$149,758	$134,672	$268,217
Supplemental Ratios (%):
Ratio of expenses to average net assets excluding short sale dividend and interest expense (f)	0.96	0.96	0.98	N/A	N/A

See Notes to Financial Statements

13

MFS Global Research Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2011	2010	2009	2008	2007

Net asset value, beginning of period	$19.11	$17.18	$13.21	$20.89	$18.60
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.16	$0.17	$0.14	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(1.55)	1.96	3.99	(7.76)	2.36
Total from investment operations	$(1.33)	$2.12	$4.16	$(7.62)	$2.41
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.19)	$(0.19)	$(0.06)	$(0.12)
Net asset value, end of period (x)	$17.60	$19.11	$17.18	$13.21	$20.89
Total return (%) (k)(s)(x)	(7.00)	12.42	32.03	(36.57)	12.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.22	1.22	1.23	1.12	1.08
Net investment income	1.13	0.93	1.21	0.81	0.23
Portfolio turnover	54	59	63	144	84
Net assets at end of period (000 omitted)	$13,073	$17,036	$17,901	$18,199	$28,832
Supplemental Ratios (%):
Ratio of expenses to average net assets excluding short sale dividend and interest expense (f)	1.21	1.21	1.23	N/A	N/A

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Enron Corp., the Initial Class and Service Class total returns for the year ended December 31, 2008 would have each been lower by approximately 0.86%. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Tyco International Ltd., the Initial Class and Service Class total returns for the year ended December 31, 2010 would have been lower by approximately 0.71% and 0.70%, respectively.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Global Research Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Research Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same

15

MFS Global Research Portfolio

Notes to Financial Statements – continued

or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as written options. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$66,016,496	$—	$—	$66,016,496
United Kingdom	4,012,081	9,857,474	—	13,869,555
Japan	7,268,438	—	—	7,268,438
Switzerland	2,327,783	3,479,092	—	5,806,875
Netherlands	800,153	4,119,919	—	4,920,072
Germany	3,554,696	1,102,004	—	4,656,700
France	2,488,008	1,705,304	—	4,193,312
Australia	4,029,285	—	—	4,029,285
Brazil	2,996,768	—	—	2,996,768
Other Countries	14,789,756	2,185,174	—	16,974,930
Mutual Funds	316,413	—	—	316,413
Total Investments	$108,599,877	$22,448,967	$—	$131,048,844
Short Sales	$(764,587)	$—	$—	$(764,587)

Other Financial Instruments
Written Options	(1,696)	—	—	(1,696)

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $15,811,626 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $960,374, would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

16

MFS Global Research Portfolio

Notes to Financial Statements – continued

The derivative instruments used by the fund were written options and purchased options. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2011 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Equity	Written Equity Options	$—	$(1,696)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Investment Transactions (Purchased Options)	Written Options
Equity	$(21,617)	$8,998

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Written Options
Equity	$673

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote call options on securities that it anticipated the price would decline and also wrote put options on securities that it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability on the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing

17

MFS Global Research Portfolio

Notes to Financial Statements – continued

transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Written Option Transactions

	Number of contracts	Premiums received
Outstanding, beginning of period	—	$—
Options written	430	11,408
Options expired	(398)	(9,039)
Outstanding, end of period	32	$2,369

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2011, this expense amounted to $18,550. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or

18

MFS Global Research Portfolio

Notes to Financial Statements – continued

federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains)	$1,734,310	$2,115,081

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$128,634,333
Gross appreciation	13,836,430
Gross depreciation	(11,421,919)
Net unrealized appreciation (depreciation)	$2,414,511
Undistributed ordinary income	2,038,992
Capital loss carryforwards	(46,280,707)
Other temporary differences	(144,958)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

19

MFS Global Research Portfolio

Notes to Financial Statements – continued

As of December 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/16	$(27,558,952)
12/31/17	(18,721,755)
Total	$(46,280,707)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$1,599,294	$1,921,573
Service Class	135,016	193,508
Total	$1,734,310	$2,115,081

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2011, the fee was $16,296, which equated to 0.0109% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2011, these costs amounted to $10.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0337% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The

20

MFS Global Research Portfolio

Notes to Financial Statements – continued

funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,514 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, short sales, and short-term obligations, aggregated $82,101,420 and $100,604,886, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	28,690	$520,163	17,219	$315,125
Service Class	74,343	1,365,536	76,615	1,283,428
	103,033	$1,885,699	93,834	$1,598,553
Shares issued to shareholders in reinvestment of distributions
Initial Class	87,537	$1,599,294	107,231	$1,921,573
Service Class	7,427	135,016	10,847	193,508
	94,964	$1,734,310	118,078	$2,115,081
Shares reacquired
Initial Class	(985,079)	$(18,958,720)	(1,293,440)	$(22,290,770)
Service Class	(230,372)	(4,416,937)	(238,078)	(4,121,907)
	(1,215,451)	$(23,375,657)	(1,531,518)	$(26,412,677)
Net change
Initial Class	(868,852)	$(16,839,263)	(1,168,990)	$(20,054,072)
Service Class	(148,602)	(2,916,385)	(150,616)	(2,644,971)
	(1,017,454)	$(19,755,648)	(1,319,606)	$(22,699,043)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $1,171 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	20	24,189,240	(23,872,847)	316,413

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$370	$316,413

21

MFS Global Research Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Research Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Research Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Research Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

22

MFS Global Research Portfolio

RESULTS OF SHAREHOLDER MEETING (unaudited)

At a special meeting of shareholders of MFS Global Research Portfolio, which was held on December 1, 2011, the following actions were taken for which shareholders of all series of MFS Variable Insurance Trust II voted together as a single class with respect to Item 1 and shareholders of MFS Global Research Portfolio voted as a separate class with respect to Items 2 and 3:

Item 1: Election of ten Trustees as members of the Board of Trustees of the Trust effective January 1, 2012:

	Number of Shares
	For	Withheld Authority
Robert E. Butler	681,916,712.8686	46,472,894.9218
Maureen R. Goldfarb	682,835,794.8512	45,553,812.9392
David H. Gunning	681,500,267.3085	46,889,340.4819
William R. Gutow	681,050,223.5547	47,339,384.2357
Michael Hegarty	682,477,088.8584	45,912,518.9320
John P. Kavanaugh	683,794,425.4269	44,595,182.3635
Robert J. Manning	682,699,559.7374	45,690,048.0530
J. Dale Sherratt	681,362,743.0513	47,026,864.7391
Laurie J. Thomsen	683,408,094.0000	44,981,513.7904
Robert W. Uek	681,424,852.0247	46,964,755.7657

Item 2: To approve a new investment advisory agreement dated January 1, 2012, between the Trust, on behalf of MFS Global Research Portfolio, and MFS:

Number of Shares
For	Against	Withheld Authority
6,541,349.5796	364,756.0961	672,094.4698

Item 3: To approve revisions to and restatements of certain fundamental investment restrictions of MFS Global Research Portfolio effective January 1, 2012 as detailed below:

		Number of Shares
		For	Against	Withheld Authority
A.	Borrowing	6,155,440.0916	653,013.0708	769,746.9831
B.	Underwriting Securities	6,242,175.2705	571,286.8333	764,738.0417
C.	Issuance of Senior Securities	6,265,158.9125	558,431.9157	754,609.3173
D.	Lending of Money or Securities	6,195,789.1846	597,942.7818	784,468.1791
E.	Purchases or Sales of Real Estate; Interests in Oil, Gas or Mineral Leases; and Commodities	6,257,774.2599	566,750.3218	753,675.5638
F.	Industry Concentration	6,410,507.5239	413,682.8853	754,009.7363

23

MFS Global Research Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

24

MFS Global Research Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

25

MFS Global Research Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Michael Cantara Ben Kottler

26

MFS Global Research Portfolio

At a special meeting of shareholders of the MFS Global Research Portfolio (hereinafter referred to as the “Fund” or the “Portfolio”), which was held on December 1, 2011, the shareholders approved a new investment advisory agreement based on the recommendation of the Board of Trustees. At its July, 2011 meeting, the Board of Trustees (i) approved, and recommended for shareholder approval, the new investment advisory agreement effective January 1, 2012, and (ii) the continuation of the existing investment advisory agreement effective September 1, 2011. The following includes a description of the factors that the Board of Trustees considered and the conclusions that formed the basis of their approval of both the new investment advisory agreement and the continuation of the prior investment advisory agreement.

BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the new investment advisory agreement (the “New Agreement”) between Massachusetts Financial Services Company (“MFS”) and MFS Variable Insurance Trust II (the “Trust”) on behalf of the Portfolio and, beginning on the second anniversary of the initial effective date of the New Agreement, annually approve the continuation of the New Agreement. The Trustees have considered matters bearing on the Portfolio and the then current advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in July 2011 to consider the initial approval of the New Agreement, and to recommend that shareholders approve the New Agreement. The independent Trustees were assisted in their evaluation of the New Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management. The independent Trustees were also assisted in this process by the Portfolio’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the initial approval of the New Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The New Agreement was considered separately for the series of the Trust (collectively, the “Portfolios”), although the Trustees also took into account the common interests of all Portfolios in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and/or shareholder services to be performed by MFS under the New Agreement and other arrangements with the Trust.

In connection with their initial review meeting, the Trustees received and relied upon materials that included, among other items: (i) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (ii) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” would be observed for the Portfolio under the New Agreement, and (iii) a comparison and summary of the differences in the provisions in the New Agreement compared to those in each of the then current investment advisory agreements for the Portfolios. In addition, in connection with the independent Trustees’ meetings in May and July, 2011 (the “contract review meetings”) for the purpose of considering whether to approve the continuation of the then current investment advisory agreements for the Portfolio, the independent Trustees received: (1) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Portfolio for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (2) information provided by Lipper on the Portfolio’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (3) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Portfolio, (4) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (5) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (6) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Portfolio. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the initial approval of the New Agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Portfolio, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Portfolio could reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that

27

MFS Global Research Portfolio

Board Approval of New Investment Advisory Agreement – continued

the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Because the portfolio management team managing the Portfolio’s investments under the then current investment advisory agreement will remain the same under the New Agreement for the Portfolio, the Trustees compared the Portfolio’s total return investment performance to the performance of its Lipper performance universe over various time periods, based on information provided by Lipper. The Trustees placed particular emphasis on the total return performance of the Portfolio’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods.

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 2nd quintile for the three-year period and the 3rd quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year. For Portfolios whose performance lagged their peer groups, they discussed the factors that contributed thereto and MFS’ efforts to improve such Portfolios’ performance. After reviewing this information, the Trustees concluded, within the context of their overall conclusions regarding the New Agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Portfolio’s advisory fee, the Trustees considered, among other information, the Portfolio’s advisory fee and the total expense ratio of the Portfolio’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Portfolio, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Portfolio is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate was approximately at the median and the total expense ratio was below the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoint was sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered whether the Portfolio is likely to benefit from any economies of scale due to future asset growth. In this regard, the Trustees reviewed the adequacy of breakpoints and discussed with MFS any adjustments necessary for the shareholders’ benefit.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Portfolio and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Portfolio and other accounts and products for purposes of estimating profitability.

The Trustees noted that there would be no increase to the net advisory fee arrangement for the Portfolio under the New Agreement when compared to the Portfolio’s then current investment advisory agreement. After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Portfolio under the New Agreement represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Portfolio. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Trust by MFS and its affiliates under agreements and plans other than the New Agreement, including the 12b-1 fees the Portfolio pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Portfolio’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service

28

MFS Global Research Portfolio

Board Approval of New Investment Advisory Agreement – continued

providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Portfolio were satisfactory. The Trustees also considered the benefits to MFS from the use of the Portfolio’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the New Agreement should be approved for an initial two-year period, commencing upon its effective date, as set forth in the New Agreement.

BOARD APPROVAL OF CONTINUATION OF PRIOR INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and other investment companies that the Board oversees as a whole, and for MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

29

MFS Global Research Portfolio

Board Approval of Continuation Of Prior Investment Advisory Agreement – continued

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 2nd quintile for the three-year period and the 3rd quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data (which takes into account any reductions or expense limitations) that the Fund’s effective advisory fee rate was approximately at the median and the total expense ratio was below the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

30

MFS Global Research Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 77.62% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

31

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

32

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

33

MFS® International Value Portfolio

MFS® Variable Insurance Trust II

ANNUAL REPORT

December 31, 2011

FCG-ANN

MFS® INTERNATIONAL VALUE PORTFOLIO

The report is prepared for the general information of contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS International Value Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS International Value Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Royal Dutch Shell PLC, “A”	3.1%
GlaxoSmithKline PLC	3.1%
Nestle S.A.	2.9%
Vodafone Group PLC	2.9%
KDDI Corp.	2.9%
British American Tobacco PLC	2.7%
Kao Corp.	2.7%
Heineken N.V.	2.7%
BP PLC	2.7%
Roche Holding AG	2.5%

Equity sectors
Consumer Staples	19.4%
Health Care	15.2%
Financial Services	14.6%
Utilities & Communications	8.6%
Technology	7.6%
Energy	7.6%
Special Products & Services	5.6%
Industrial Goods & Services	4.7%
Basic Materials	3.4%
Retailing	2.9%
Leisure	2.6%
Autos & Housing	1.6%
Transportation	1.5%

Issuer country weightings (x)
United Kingdom	27.1%
Japan	26.6%
Switzerland	12.0%
Germany	7.2%
France	7.1%
Netherlands	5.0%
United States	4.7%
Taiwan	1.7%
South Korea	1.3%
Other Countries	7.3%

Currency exposure weightings (i)(y)
British Pound Sterling	27.1%
Japanese Yen	26.2%
Euro	21.6%
Swiss Franc	12.0%
United States Dollar	5.1%
Taiwan Dollar	1.7%
South Korean Won	1.3%
Swedish Krona	1.1%
Australian Dollar	1.0%
Other Currencies	2.9%

(i)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s total net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s total net assets.

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS International Value Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS International Value Portfolio (the “fund”) provided a total return of –1.52%, while Service Class shares of the fund provided a total return of –1.78%. These compare with a return of –11.65% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Value Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Contributors to Performance

An overweight position in the consumer staples sector contributed to performance relative to the MSCI EAFE Value Index. Holdings of tobacco distributor British American Tobacco (b) (United Kingdom) and Japanese tobacco company Japan Tobacco (b) aided relative results as both stocks outperformed the benchmark over the reporting period. Shares of British American Tobacco rose throughout the period as the company benefited from increased sales volume due to their new Dunhill product launch and a reversal of a tax increase on cigarettes by the Turkish government.

A combination of stock selection and an underweight position in the financial services sector also aided relative performance. No individual securities within this sector were among the fund’s top relative contributors for the reporting period.

A combination of stock selection and an overweight position in the health care sector supported relative results. Holdings of Swiss pharmaceutical and diagnostic company Roche Holding (b) and pharmaceutical firm GlaxoSmithKline (United Kingdom) were top relative contributors within this sector. Shares of Roche Holding rose primarily due to positive results from the trial of their new cancer treatment drug Pertuzumab and a limited number of patents expiring in the upcoming year.

Stock selection in the utilities & communications and special products & services sectors also contributed to relative performance. Within utilities & communications, the fund’s overweight position in telecommunications company KDDI (Japan), and avoiding shares of poor-performing electric power company Tokyo Electric Power (Japan), helped relative returns. In the special products & services sector, holdings of distribution and outsourcing service provider Bunzl (b) (United Kingdom) also supported positive results.

Elsewhere, the fund’s holdings of convenience store chain Lawson (b) (Japan) and parcel delivery Yamato Holdings (Japan) were among the fund’s top relative contributors. Shares of Lawson rose due to robust revenue growth late in the reporting period driven by price increases on tobacco products in Japan. Management also raised full year dividend estimates by nearly 3% which further supported the stock’s performance.

The fund’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Detractors from Performance

An underweight allocation to the energy sector held back relative performance. The timing of the fund’s ownership in shares of global energy and petrochemicals company Royal Dutch Shell (United Kingdom) detracted from relative results. Not holding integrated oil company Total (France) also dampened relative returns as the stock outperformed the benchmark during the reporting period. Shares of Total appreciated late in the period as the company reported profits that beat general consensus estimates, driven by better-than-expected downstream performance, higher prices, and improved refining results.

3

MFS International Value Portfolio

Management Review – continued

Other individual stocks that hindered relative results included information technology products and electronics maker Acer (h) (Taiwan), investment banking firm Daiwa Securities Group (Japan), and Hong Kong-headquartered retailer Esprit Holdings. Not holding Swiss pharmaceutical company Novartis, pharmaceutical firm AstraZeneca (United Kingdom), and Australian financial services firm Commonwealth Bank of Australia also weakened relative performance as all three stocks outperformed the benchmark over the reporting period. Holdings of copy machine manufacturer Konica Minolta Holdings (Japan) and financial services firm HSBC Holdings (United Kingdom) were also among the top relative detractors for the period.

Respectfully,

Benjamin Stone	Barnaby Wiener
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS International Value Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	10/02/95	(1.52)%	(0.16)%	9.05%
Service Class	8/24/01	(1.78)%	(0.42)%	8.79%

Comparative benchmarks
MSCI EAFE Value Index (f)		(11.65)%	(5.77)%	5.53%
MSCI EAFE Index (f)		(11.73)%	(4.26)%	5.12%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definitions

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

MSCI EAFE (Europe, Australasia, Far East) Value Index – a market capitalization-weighted index that is designed to measure equity market performance for value securities in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS International Value Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	1.01%	$1,000.00	$922.10	$4.89
	Hypothetical (h)	1.01%	$1,000.00	$1,020.11	$5.14
Service Class	Actual	1.26%	$1,000.00	$920.21	$6.10
	Hypothetical (h)	1.26%	$1,000.00	$1,018.85	$6.41

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS International Value Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 95.3%
Aerospace – 1.0%
Cobham PLC	1,553,858	$4,408,959

Alcoholic Beverages – 2.7%
Heineken N.V.	260,955	$12,047,100

Automotive – 0.8%
USS Co. Ltd.	38,920	$3,519,335

Broadcasting – 1.9%
Fuji Television Network, Inc.	2,709	$4,107,318
Nippon Television Network Corp.	27,470	4,204,191

		$8,311,509

Brokerage & Asset Managers – 1.4%
Computershare Ltd.	315,587	$2,585,488
Daiwa Securities Group, Inc.	1,208,000	3,766,662

		$6,352,150

Business Services – 5.6%
Amadeus IT Holding S.A.	308,627	$4,985,708
Brenntag AG	22,623	2,101,638
Bunzl PLC	405,403	5,547,272
Compass Group PLC	758,585	7,182,601
Nomura Research, Inc.	228,600	5,167,780

		$24,984,999

Chemicals – 1.2%
Givaudan S.A.	5,573	$5,289,505

Computer Software – 0.8%
OBIC Co. Ltd.	19,130	$3,660,971

Computer Software – Systems – 1.9%
Asustek Computer, Inc.	214,640	$1,527,624
Konica Minolta Holdings, Inc.	428,500	3,195,518
Nintendo Co. Ltd.	14,500	1,996,882
Venture Corp. Ltd.	354,000	1,692,148

		$8,412,172

Construction – 0.8%
Geberit AG	18,741	$3,611,329

Consumer Products – 6.1%
Henkel KGaA, IPS	118,194	$6,821,050
Kao Corp.	441,900	12,073,739
KOSE Corp.	97,800	2,451,035
Reckitt Benckiser Group PLC	115,548	5,694,013

		$27,039,837

Containers – 0.4%
Brambles Ltd.	253,454	$1,856,107

Electrical Equipment – 1.5%
Legrand S.A.	144,782	$4,638,159
Spectris PLC	103,160	2,057,527

		$6,695,686

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 3.5%
ASM International N.V.	47,646	$1,398,447
Halma PLC	510,641	2,611,415
Samsung Electronics Co. Ltd.	6,014	5,523,274
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	463,237	5,980,390

		$15,513,526

Energy – Independent – 1.8%
Cairn Energy PLC (a)	1,010,137	$4,161,875
INPEX Corp.	623	3,925,620

		$8,087,495

Energy – Integrated – 5.8%
BP PLC	1,656,569	$11,813,416
Royal Dutch Shell PLC, “A”	375,661	13,810,291

		$25,623,707

Food & Beverages – 5.7%
Barry Callebaut AG	1,346	$1,326,225
Groupe Danone	170,684	10,729,494
Nestle S.A.	225,850	12,966,684

		$25,022,403

Food & Drug Stores – 2.3%
Lawson, Inc.	102,200	$6,380,031
Tesco PLC	583,895	3,658,440

		$10,038,471

General Merchandise – 0.2%
Daiei, Inc. (a)	228,450	$825,115

Insurance – 5.8%
Amlin PLC	280,214	$1,361,522
Catlin Group Ltd.	281,944	1,739,588
Euler Hermes	19,390	1,148,120
Hiscox Ltd.	535,831	3,098,873
ING Groep N.V. (a)	499,203	3,557,436
Jardine Lloyd Thompson Group PLC	214,029	2,291,809
Muenchener Ruckvers AG	18,871	2,314,888
SNS REAAL Groep N.V. (a)	221,946	481,422
Swiss Re Ltd.	98,405	5,015,062
Zurich Financial Services Ltd.	20,795	4,695,830

		$25,704,550

Leisure & Toys – 0.4%
Sankyo Co. Ltd.	34,500	$1,745,842

Machinery & Tools – 2.2%
Glory Ltd.	103,400	$2,225,982
Neopost S.A. (l)	67,887	4,560,830
Schindler Holding AG	24,107	2,807,735

		$9,594,547

Major Banks – 3.2%
HSBC Holdings PLC	956,988	$7,264,703

7

MFS International Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – continued
Julius Baer Group Ltd.	52,745	$2,051,358
Sumitomo Mitsui Financial Group, Inc.	144,600	4,027,834
UniCredit S.p.A.	104,625	862,583

		$14,206,478

Medical & Health Technology & Services – 2.0%
Kobayashi Pharmaceutical Co. Ltd.	78,500	$4,130,505
Miraca Holdings, Inc.	80,600	3,209,549
Rhoen-Klinikum AG	84,308	1,606,183

		$8,946,237

Medical Equipment – 2.2%
Nihon Kohden Corp.	78,800	$1,944,150
Smith & Nephew PLC	360,762	3,495,749
Synthes, Inc. (n)	26,803	4,486,563

		$9,926,462

Network & Telecom – 1.4%
Ericsson, Inc., “B”	486,841	$4,945,264
Nokia Oyj	268,309	1,296,545

		$6,241,809

Other Banks & Diversified Financials – 2.3%
Anglo Irish Bank Corp. PLC (a)	249,800	$0
Chiba Bank Ltd.	235,000	1,514,356
DnB NOR A.S.A.	293,641	2,874,622
Hachijuni Bank Ltd.	242,000	1,380,252
Joyo Bank Ltd.	354,000	1,563,726
Jyske Bank A.S. (a)	19,476	476,632
Sapporo Hokuyo Holdings, Inc.	280,900	1,007,255
Sydbank A.S.	35,344	554,471
Unione di Banche Italiane ScpA	166,234	677,334

		$10,048,648

Pharmaceuticals – 11.0%
Bayer AG	122,276	$7,817,835
GlaxoSmithKline PLC	594,925	13,565,850
Hisamitsu Pharmaceutical Co., Inc.	40,200	1,702,637
Roche Holding AG	65,122	11,013,275
Sanofi	141,873	10,380,989
Santen Pharmaceutical Co. Ltd.	95,800	3,945,511

		$48,426,097

Printing & Publishing – 0.3%
United Business Media Ltd.	157,455	$1,163,065

Real Estate – 1.9%
Deutsche Wohnen AG	361,505	$4,802,768
GSW Immobilien AG (a)	120,238	3,480,355

		$8,283,123

Specialty Chemicals – 1.8%
Shin-Etsu Chemical Co. Ltd.	99,600	$4,904,300
Symrise AG	108,350	2,891,585

		$7,795,885

Issuer	Shares/Par		Value ($)

COMMON STOCKS – continued
Specialty Stores – 0.4%
Esprit Holdings Ltd.		1,439,972	$1,857,765

Telecommunications – Wireless – 5.8%
KDDI Corp.		1,985	$12,765,688
Vodafone Group PLC		4,599,040	12,777,591

			$25,543,279

Telephone Services – 2.8%
China Unicom Ltd.		1,166,000	$2,453,125
Royal KPN N.V.		386,762	4,617,537
TDC A.S.		389,716	3,118,754
Telecom Italia S.p.A.		2,318,967	2,069,311

			$12,258,727

Tobacco – 4.9%
British American Tobacco PLC		255,469	$12,122,493
Japan Tobacco, Inc.		2,004	9,425,075

			$21,547,568

Trucking – 1.5%
Yamato Holdings Co. Ltd.		403,400	$6,797,581

Total Common Stocks (Identified Cost, $434,170,861)			$421,388,039

Issuer/Expiration Date/Strike Price	Par Amount of Contracts

CALL OPTIONS PURCHASED – 0.0%
EUR Currency – January 2012 @ JPY 121 (Premiums Paid, $72,968)	EUR	2,395,591	$2

PUT OPTIONS PURCHASED – 0.0%
JPY Currency – January 2012 @ $0.0110	JPY	289,346,781	$0
JPY Currency – August 2012 @ $0.0118	JPY	1,342,944,000	104,750

Total Put Options Purchased (Premiums Paid, $340,926)			$104,750

Issuer	Shares/Par

MONEY MARKET FUNDS – 4.5%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)		19,740,443	$19,740,443

COLLATERAL FOR SECURITIES LOANED – 0.8%
Navigator Securities Lending Prime Portfolio, 0.27%, at Cost and Net Asset Value (j)		3,403,200	$3,403,200

Total Investments (Identified Cost, $457,728,398)			$444,636,434

OTHER ASSETS, LESS LIABILITIES – (0.6)%			(2,535,645)

Net Assets – 100.0%			$442,100,789

8

MFS International Value Portfolio

Portfolio of Investments – continued

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the portfolio at period end.

(l)	A portion of this security is on loan.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $4,486,563, representing 1.0% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

IPS	International Preference Stock

PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

JPY	Japanese Yen

See Notes to Financial Statements

9

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $437,987,955)	$424,895,991
Underlying affiliated funds, at cost and value	19,740,443
Total investments, at value, including $3,233,926 of securities on loan (identified cost, $457,728,398)	$444,636,434
Foreign currency, at value (identified cost, $192)	191
Receivables for
Fund shares sold	581,908
Interest and dividends	1,145,500
Other assets	12,129
Total assets		$446,376,162
Liabilities
Payable for fund shares reacquired	$734,824
Collateral for securities loaned, at value	3,403,200
Payable to affiliates
Investment adviser	33,629
Shareholder servicing costs	324
Distribution and/or service fees	7,773
Payable for Trustees’ compensation	433
Accrued expenses and other liabilities	95,190
Total liabilities		$4,275,373
Net assets		$442,100,789
Net assets consist of
Paid-in capital	$471,841,254
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(13,117,394)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(24,471,339)
Undistributed net investment income	7,848,268
Net assets		$442,100,789
Shares of beneficial interest outstanding		29,441,720

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$60,531,810	3,993,365	$15.16
Service Class	381,568,979	25,448,355	14.99

See Notes to Financial Statements

10

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Dividends	$14,673,252
Interest	264,188
Dividends from underlying affiliated funds	22,381
Foreign taxes withheld	(1,138,292)
Total investment income		$13,821,529
Expenses
Management fee	$3,822,790
Distribution and/or service fees	899,321
Shareholder servicing costs	46,000
Administrative services fee	141,112
Trustees’ compensation	45,541
Custodian fee	132,203
Shareholder communications	18,936
Auditing fees	47,556
Legal fees	5,513
Miscellaneous	45,751
Total expenses		$5,204,723
Fees paid indirectly	(5)
Net expenses		$5,204,718
Net investment income		$8,616,811
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$2,427,970
Foreign currency transactions	(106,285)
Net realized gain (loss) on investments and foreign currency transactions		$2,321,685
Change in unrealized appreciation (depreciation)
Investments	$(19,109,533)
Translation of assets and liabilities in foreign currencies	(46,628)
Net unrealized gain (loss) on investments and foreign currency translation		$(19,156,161)
Net realized and unrealized gain (loss) on investments and foreign currency		$(16,834,476)
Change in net assets from operations		$(8,217,665)

See Notes to Financial Statements

11

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$8,616,811	$4,828,987
Net realized gain (loss) on investments and foreign currency transactions	2,321,685	(782,240)
Net unrealized gain (loss) on investments and foreign currency translation	(19,156,161)	28,239,889
Change in net assets from operations	$(8,217,665)	$32,286,636
Distributions declared to shareholders
From net investment income	$(4,742,528)	$(4,425,164)
Change in net assets from fund share transactions	$61,502,991	$95,712,274
Total change in net assets	$48,542,798	$123,573,746
Net assets
At beginning of period	393,557,991	269,984,245
At end of period (including undistributed net investment income of $7,848,268 and $4,723,046, respectively)	$442,100,789	$393,557,991

See Notes to Financial Statements

12

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$15.59	$14.51	$12.03	$18.68	$20.02
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.26	$0.25	$0.44	$0.33
Net realized and unrealized gain (loss) on investments and foreign currency	(0.59)	1.05	2.64	(5.94)	1.13
Total from investment operations	$(0.23)	$1.31	$2.89	$(5.50)	$1.46
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.23)	$(0.41)	$(0.16)	$(0.33)
From net realized gain on investments	—	—	—	(0.99)	(2.47)
Total distributions declared to shareholders	$(0.20)	$(0.23)	$(0.41)	$(1.15)	$(2.80)
Net asset value, end of period (x)	$15.16	$15.59	$14.51	$12.03	$18.68
Total return (%) (k)(s)(x)	(1.52)	9.11	25.37	(31.41)	7.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.01	1.06	1.09	1.05	1.05
Net investment income	2.28	1.79	2.00	2.82	1.67
Portfolio turnover	16	28	49	44	44
Net assets at end of period (000 omitted)	$60,532	$68,356	$63,978	$57,968	$117,100

See Notes to Financial Statements

13

MFS International Value Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$15.43	$14.38	$11.91	$18.53	$19.92
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.20	$0.23	$0.39	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	(0.58)	1.05	2.62	(5.87)	1.24
Total from investment operations	$(0.27)	$1.25	$2.85	$(5.48)	$1.40
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.20)	$(0.38)	$(0.15)	$(0.32)
From net realized gain on investments	—	—	—	(0.99)	(2.47)
Total distributions declared to shareholders	$(0.17)	$(0.20)	$(0.38)	$(1.14)	$(2.79)
Net asset value, end of period (x)	$14.99	$15.43	$14.38	$11.91	$18.53
Total return (%) (k)(s)(x)	(1.78)	8.78	25.11	(31.58)	7.04
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.26	1.31	1.34	1.30	1.30
Net investment income	1.98	1.43	1.83	2.52	0.87
Portfolio turnover	16	28	49	44	44
Net assets at end of period (000 omitted)	$381,569	$325,202	$206,006	$179,067	$224,339

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS International Value Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Value Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the

15

MFS International Value Portfolio

Notes to Financial Statements – continued

issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$35,012,207	$84,814,845	$—	$119,827,052
Japan	117,564,442	—	—	117,564,442
Switzerland	12,760,350	40,503,216	—	53,263,566
Germany	26,254,307	5,581,993	—	31,836,300
France	11,877,614	19,579,979	—	31,457,593
Netherlands	—	22,101,942	—	22,101,942
Taiwan	7,508,013	—	—	7,508,013
South Korea	5,523,274	—	—	5,523,274
Spain	—	4,985,708	—	4,985,708
Other Countries	13,873,725	13,446,424	0	27,320,149
Purchased Currency Options	—	104,752	—	104,752
Mutual Funds	23,143,643	—	—	23,143,643
Total Investments	$253,517,575	$191,118,859	$0	$444,636,434

For further information regarding security characteristics, see the Portfolio of Investments. At December 31, 2011, the fund held one level 3 security valued at $0, which was also held and valued at $0 at December 31, 2010.

Of the level 2 investments presented above, equity investments amounting to $180,914,912 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $9,298,285 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options. The fund’s period end derivatives, as presented in the Portfolio of Investments, generally are indicative of the volume of its derivative activity during the period.

16

MFS International Value Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2011 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Foreign Exchange	Purchased Currency Options	$104,752

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Investment Transactions (Purchased Options)
Foreign Exchange	$(642,776)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)
Foreign Exchange	$69,101

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

17

MFS International Value Portfolio

Notes to Financial Statements – continued

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains)	$4,742,528	$4,425,164

18

MFS International Value Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$458,382,745
Gross appreciation	35,682,156
Gross depreciation	(49,428,467)
Net unrealized appreciation (depreciation)	$(13,746,311)
Undistributed ordinary income	7,872,137
Capital loss carryforwards	(23,816,992)
Other temporary differences	(49,299)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/16	$(4,502,795)
12/31/17	(18,221,256)
12/31/18	(1,092,941)
Total	$(23,816,992)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$789,091	$1,040,282
Service Class	3,953,437	3,384,882
Total	$4,742,528	$4,425,164

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

19

MFS International Value Portfolio

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2011, the fee was $45,961, which equated to 0.0108% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2011, these costs amounted to $39.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0332% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $7,002 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $124,811,922 and $64,504,983, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	299,507	$4,681,107	818,696	$11,858,777
Service Class	8,945,525	139,378,085	9,375,648	133,038,501
	9,245,032	$144,059,192	10,194,344	$144,897,278
Shares issued to shareholders in reinvestment of distributions
Initial Class	50,876	$789,091	71,448	$1,040,282
Service Class	257,385	3,953,437	234,410	3,384,882
	308,261	$4,742,528	305,858	$4,425,164
Shares reacquired
Initial Class	(741,692)	$(11,743,882)	(914,793)	$(13,007,882)
Service Class	(4,825,216)	(75,554,847)	(2,868,953)	(40,602,286)
	(5,566,908)	$(87,298,729)	(3,783,746)	$(53,610,168)
Net change
Initial Class	(391,309)	$(6,273,684)	(24,649)	$(108,823)
Service Class	4,377,694	67,776,675	6,741,105	95,821,097
	3,986,385	$61,502,991	6,716,456	$95,712,274

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary

20

MFS International Value Portfolio

Notes to Financial Statements – continued

financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $3,268 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	18,785,164	112,731,610	(111,776,331)	19,740,443

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$22,381	$19,740,443

21

MFS International Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS International Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Value Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Value Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

22

MFS International Value Portfolio

RESULTS OF SHAREHOLDER MEETING (unaudited)

At a special meeting of shareholders of MFS International Value Portfolio, which was held on December 1, 2011, the following actions were taken for which shareholders of all series of MFS Variable Insurance Trust II voted together as a single class with respect to Item 1 and shareholders of MFS International Value Portfolio voted as a separate class with respect to Items 2 and 3:

Item 1: Election of ten Trustees as members of the Board of Trustees of the Trust effective January 1, 2012:

	Number of Shares
	For	Withheld Authority
Robert E. Butler	681,916,712.8686	46,472,894.9218
Maureen R. Goldfarb	682,835,794.8512	45,553,812.9392
David H. Gunning	681,500,267.3085	46,889,340.4819
William R. Gutow	681,050,223.5547	47,339,384.2357
Michael Hegarty	682,477,088.8584	45,912,518.9320
John P. Kavanaugh	683,794,425.4269	44,595,182.3635
Robert J. Manning	682,699,559.7374	45,690,048.0530
J. Dale Sherratt	681,362,743.0513	47,026,864.7391
Laurie J. Thomsen	683,408,094.0000	44,981,513.7904
Robert W. Uek	681,424,852.0247	46,964,755.7657

Item 2: To approve a new investment advisory agreement dated January 1, 2012, between the Trust, on behalf of MFS International Value Portfolio, and MFS:

Number of Shares
For	Against	Withheld Authority
23,025,889.5028	901,767.8175	1,983,127.7715

Item 3: To approve revisions to and restatements of certain fundamental investment restrictions of MFS International Value Portfolio effective January 1, 2012 as detailed below:

		Number of Shares
		For	Against	Withheld Authority
A.	Borrowing	22,160,161.7278	1,437,193.7376	2,313,429.6264
B.	Underwriting Securities	22,437,121.4514	1,153,798.2944	2,319,865.3460
C.	Issuance of Senior Securities	22,546,868.0921	1,012,377.9097	2,351,539.0900
D.	Lending of Money or Securities	22,270,979.8609	1,377,803.2561	2,262,001.9748
E.	Purchases or Sales of Real Estate; Interests in Oil, Gas or Mineral Leases; and Commodities	22,721,499.2298	986,939.4869	2,202,346.3751
F.	Industry Concentration	22,688,292.4216	945,781.2166	2,276,711.4536

23

MFS International Value Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

24

MFS International Value Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

25

MFS International Value Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Benjamin Stone Barnaby Wiener

26

MFS International Value Portfolio

At a special meeting of shareholders of the MFS International Value Portfolio (hereinafter referred to as the “Fund” or the “Portfolio”), which was held on December 1, 2011, the shareholders approved a new investment advisory agreement based on the recommendation of the Board of Trustees. At its July, 2011 meeting, the Board of Trustees (i) approved, and recommended for shareholder approval, the new investment advisory agreement effective January 1, 2012, and (ii) the continuation of the existing investment advisory agreement effective September 1, 2011. The following includes a description of the factors that the Board of Trustees considered and the conclusions that formed the basis of their approval of both the new investment advisory agreement and the continuation of the prior investment advisory agreement.

BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the new investment advisory agreement (the “New Agreement”) between Massachusetts Financial Services Company (“MFS”) and MFS Variable Insurance Trust II (the “Trust”) on behalf of the Portfolio and, beginning on the second anniversary of the initial effective date of the New Agreement, annually approve the continuation of the New Agreement. The Trustees have considered matters bearing on the Portfolio and the then current advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in July 2011 to consider the initial approval of the New Agreement, and to recommend that shareholders approve the New Agreement. The independent Trustees were assisted in their evaluation of the New Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management. The independent Trustees were also assisted in this process by the Portfolio’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the initial approval of the New Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The New Agreement was considered separately for the series of the Trust (collectively, the “Portfolios”), although the Trustees also took into account the common interests of all Portfolios in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and/or shareholder services to be performed by MFS under the New Agreement and other arrangements with the Trust.

In connection with their initial review meeting, the Trustees received and relied upon materials that included, among other items: (i) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (ii) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” would be observed for the Portfolio under the New Agreement, and (iii) a comparison and summary of the differences in the provisions in the New Agreement compared to those in each of the then current investment advisory agreements for the Portfolios. In addition, in connection with the independent Trustees’ meetings in May and July, 2011 (the “contract review meetings”) for the purpose of considering whether to approve the continuation of the then current investment advisory agreements for the Portfolio, the independent Trustees received: (1) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Portfolio for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (2) information provided by Lipper on the Portfolio’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (3) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Portfolio, (4) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (5) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (6) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Portfolio. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the initial approval of the New Agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Portfolio, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Portfolio could reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that

27

MFS International Value Portfolio

Board Approval of New Investment Advisory Agreement – continued

the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Because the portfolio management team managing the Portfolio’s investments under the then current investment advisory agreement will remain the same under the New Agreement for the Portfolio, the Trustees compared the Portfolio’s total return investment performance to the performance of its Lipper performance universe over various time periods, based on information provided by Lipper. The Trustees placed particular emphasis on the total return performance of the Portfolio’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods.

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was also in the 1st quintile for the three-year and five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services historically provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year. For Portfolios whose performance lagged their peer groups, they discussed the factors that contributed thereto and MFS’ efforts to improve such Portfolios’ performance. After reviewing this information, the Trustees concluded, within the context of their overall conclusions regarding the New Agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Portfolio’s advisory fee, the Trustees considered, among other information, the Portfolio’s advisory fee and the total expense ratio of the Portfolio’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Portfolio, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Portfolio is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. The Trustees further noted that the New Agreement would reflect MFS’ agreement to observe a lower advisory fee and to reduce the advisory fee on average daily net assets over $1 billion and over $2 billion on a permanent basis, and concluded that the breakpoints were sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered whether the Portfolio is likely to benefit from any economies of scale due to future asset growth. In this regard, the Trustees reviewed the adequacy of breakpoints and discussed with MFS any adjustments necessary for the shareholders’ benefit.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Portfolio and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Portfolio and other accounts and products for purposes of estimating profitability.

The Trustees noted that there would be no increase to the net advisory fee arrangement for the Portfolio under the New Agreement when compared to the Portfolio’s then current investment advisory agreement. After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Portfolio under the New Agreement represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Portfolio. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Trust by MFS and its affiliates under agreements and plans other than the New Agreement, including the 12b-1 fees the Portfolio pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Portfolio’s behalf, which may include securities lending

28

MFS International Value Portfolio

Board Approval of New Investment Advisory Agreement – continued

programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Portfolio were satisfactory. The Trustees also considered the benefits to MFS from the use of the Portfolio’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the New Agreement should be approved for an initial two-year period, commencing upon its effective date, as set forth in the New Agreement.

BOARD APPROVAL OF CONTINUATION OF PRIOR INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and other investment companies that the Board oversees as a whole, and for MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

29

MFS International Value Portfolio

Board Approval of Continuation of Prior Investment Advisory Agreement – continued

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 1st quintile for the three-year and the five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data (which takes into account any reductions or expense limitations) that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

30

MFS International Value Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Income derived from foreign sources was $12,846,430. The fund intends to pass through foreign tax credits of $853,857 for the fiscal year.

31

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

32

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

33

MFS® Blended Research® Growth Portfolio

MFS® Variable Insurance Trust II

ANNUAL REPORT

December 31, 2011

BRG-ANN

MFS® BLENDED RESEARCH® GROWTH PORTFOLIO

The report is prepared for the general information of contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Blended Research Growth Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Blended Research Growth Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	6.6%
Exxon Mobil Corp.	5.7%
Google, Inc., “A”	3.6%
Philip Morris International, Inc.	3.1%
McDonald’s Corp.	2.8%
International Business Machines Corp.	2.3%
Abbott Laboratories	2.3%
Oracle Corp.	2.1%
PepsiCo, Inc.	1.9%
Microsoft Corp.	1.9%

Equity sectors
Technology	25.9%
Health Care	11.1%
Energy	10.6%
Consumer Staples	9.9%
Industrial Goods & Services	8.6%
Retailing	8.1%
Leisure	6.4%
Basic Materials	5.9%
Financial Services	5.3%
Special Products & Services	2.6%
Transportation	1.8%
Utilities & Communications	1.5%
Autos & Housing	1.0%

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS Blended Research Growth Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Blended Research Growth Portfolio (the “fund”) provided a total return of 1.96%, while Service Class shares of the fund provided a total return of 1.78%. These compare with a return of 2.64% for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

Stock selection in the industrial goods & services sector detracted from the fund’s performance relative to the Russell 1000 Growth Index. Within this sector, holdings of diversified conglomerate Textron (h) held back relative performance as the stock underperformed the benchmark during the reporting period. Shares declined primarily due to weak demand for the company’s Cessnas, order cancellations, and macroeconomic uncertainty.

Stock selection in the consumer staples sector was another negative area of relative performance. No individual holdings within this sector were among the fund’s top relative detractors.

Individual securities in other sectors that hindered relative results included session border controllers Acme Packet, oilfield services provider Weatherford International, internet retailer Netflix (h), networks storage products company F5 Networks, titanium dioxide producer Kronos Worldwide, and diversified metals and mining company Molycorp (h). The fund’s underweight position in computer and personal electronics maker Apple also held back relative performance as its shares outperformed the benchmark. Shares of Apple climbed throughout the reporting period as the company benefited from record iPhone and iPad sales. Additionally, the fund’s overweight position in poor-performing oilfield services provider Halliburton weighed on relative performance.

The fund’s cash position was also a detractor from relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Favorable stock selection in the health care sector contributed to the fund’s relative performance. The fund’s ownership in shares of health insurance and Medicare/Medicaid operator UnitedHealth Group (b)(h) contributed to relative returns. Shares of UnitedHealth Group appreciated during the reporting period due to increased market share and contract negotiations that had a higher starting point than their competitors. Additionally, organic growth from the company’s Optum services and physician management segment supported the stock’s positive performance.

Security selection in the energy sector also boosted relative returns during the reporting period. The fund’s underweight position in oilfield services company Schlumberger supported relative results as the stock underperformed the benchmark. Shares of Schlumberger declined as the company reported decreased revenue due to a flattening of pumping prices and overall macroeconomic uncertainty.

Stock selection in the retailing sector aided relative results. The fund’s overweight positions in shares of natural and organic food supermarket Whole Foods Market and department store operator Macy’s were among the top relative contributors. Additionally, holdings of discount retailer Dollar General boosted relative returns during the reporting period.

3

MFS Blended Research Growth Portfolio

Management Review – continued

Elsewhere, the fund’s holdings of fast food company McDonald’s, media company CBS (h), tobacco company Philip Morris, and speech and imaging software firm Nuance Communications strengthened relative returns. The timing of the fund’s ownership in shares of precious metal company Freeport-McMoRan further supported relative performance.

Respectfully,

Matthew Krummell

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Blended Research Growth Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	Life (t)
Initial Class	12/18/07	1.96%	0.40%
Service Class	12/18/07	1.78%	0.16%

Comparative benchmark
Russell 1000 Growth Index (f)		2.64%	0.72%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Blended Research Growth Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	0.60%	$1,000.00	$944.98	$2.94
	Hypothetical (h)	0.60%	$1,000.00	$1,022.18	$3.06
Service Class	Actual	0.85%	$1,000.00	$944.22	$4.17
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Blended Research Growth Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.7%
Aerospace – 2.6%
Lockheed Martin Corp.	490	$39,641
Northrop Grumman Corp.	509	29,766
United Technologies Corp.	124	9,063

		$78,470

Apparel Manufacturers – 0.3%
Polo Ralph Lauren Corp.	58	$8,009

Automotive – 1.0%
LKQ Corp. (a)	986	$29,659

Biotechnology – 2.6%
Amgen, Inc.	551	$35,380
Gilead Sciences, Inc. (a)	1,061	43,427

		$78,807

Brokerage & Asset Managers – 0.6%
NASDAQ OMX Group, Inc. (a)	781	$19,142

Business Services – 1.9%
Accenture PLC, “A”	640	$34,067
Alliance Data Systems Corp. (a)	158	16,407
Cognizant Technology Solutions Corp., “A” (a)	98	6,302

		$56,776

Cable TV – 2.4%
DIRECTV, “A” (a)	570	$24,373
Time Warner Cable, Inc.	429	27,272
Virgin Media, Inc.	986	21,081

		$72,726

Chemicals – 2.5%
3M Co.	259	$21,168
CF Industries Holdings, Inc.	161	23,342
PPG Industries, Inc.	365	30,474

		$74,984

Computer Software – 8.2%
Autodesk, Inc. (a)	383	$11,616
Microsoft Corp.	2,192	56,904
Nuance Communications, Inc. (a)	1,690	42,520
Oracle Corp.	2,419	62,047
Red Hat, Inc. (a)	612	25,269
TIBCO Software, Inc. (a)	391	9,349
VeriSign, Inc.	1,035	36,970

		$244,675

Computer Software – Systems – 8.9%
Apple, Inc. (a)	482	$195,210
International Business Machines Corp.	378	69,507

		$264,717

Consumer Products – 0.7%
Avon Products, Inc.	783	$13,679
Colgate-Palmolive Co.	62	5,728

		$19,407

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Services – 0.7%
Apollo Group, Inc., “A” (a)	405	$21,817

Electrical Equipment – 0.8%
Danaher Corp.	338	$15,900
Tyco International Ltd.	196	9,155

		$25,055

Electronics – 2.6%
Intel Corp.	1,382	$33,514
Jabil Circuit, Inc.	1,045	20,545
Microchip Technology, Inc.	630	23,077

		$77,136

Energy – Independent – 1.4%
Cabot Oil & Gas Corp.	379	$28,766
HollyFrontier Corp.	511	11,957

		$40,723

Energy – Integrated – 6.9%
Chevron Corp.	330	$35,112
Exxon Mobil Corp.	2,013	170,622

		$205,734

Engineering – Construction – 0.8%
Fluor Corp.	478	$24,020

Food & Beverages – 6.1%
Coca-Cola Co.	462	$32,326
Coca-Cola Enterprises, Inc.	1,191	30,704
Dr Pepper Snapple Group, Inc.	806	31,821
General Mills, Inc.	692	27,964
PepsiCo, Inc.	869	57,658

		$180,473

Food & Drug Stores – 2.2%
CVS Caremark Corp.	782	$31,890
Whole Foods Market, Inc.	468	32,563

		$64,453

Gaming & Lodging – 0.7%
Wynn Resorts Ltd.	190	$20,993

General Merchandise – 2.9%
Dollar General Corp. (a)	692	$28,469
Kohl’s Corp.	280	13,818
Macy’s, Inc.	1,378	44,344

		$86,631

Health Maintenance Organizations – 1.1%
Aetna, Inc.	768	$32,402

Insurance – 1.2%
Aflac, Inc.	292	$12,632
Everest Re Group Ltd.	153	12,866
Hartford Financial Services Group, Inc.	597	9,701

		$35,199

7

MFS Blended Research Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Internet - 3.6%
Google, Inc., “A” (a)	168	$108,511

Leisure & Toys – 0.5%
Mattel, Inc.	500	$13,880

Machinery & Tools – 3.7%
Cummins, Inc.	402	$35,384
Joy Global, Inc.	337	25,265
Kennametal, Inc.	461	16,836
Pitney Bowes, Inc.	1,009	18,707
Sauer-Danfoss, Inc. (a)	362	13,108

		$109,300

Medical & Health Technology & Services – 1.6%
HCA Holdings, Inc. (a)	755	$16,633
McKesson Corp.	411	32,021

		$48,654

Medical Equipment – 2.0%
Medtronic, Inc.	784	$29,988
St. Jude Medical, Inc.	147	5,042
Thermo Fisher Scientific, Inc. (a)	532	23,924

		$58,954

Metals & Mining – 1.3%
Cliffs Natural Resources, Inc.	551	$34,355
Freeport-McMoRan Copper & Gold, Inc.	157	5,776

		$40,131

Network & Telecom – 2.6%
Acme Packet, Inc. (a)	346	$10,695
F5 Networks, Inc. (a)	262	27,803
Fortinet, Inc. (a)	767	16,728
Polycom, Inc. (a)	1,102	17,963
Qualcomm, Inc.	81	4,431

		$77,620

Oil Services – 2.3%
Halliburton Co.	983	$33,923
Schlumberger Ltd.	218	14,892
Weatherford International Ltd. (a)	1,269	18,578

		$67,393

Other Banks & Diversified Financials – 2.5%
Citigroup, Inc.	1,029	$27,073
Discover Financial Services	1,232	29,568
MasterCard, Inc., “A”	47	17,523

		$74,164

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Pharmaceuticals – 3.8%
Abbott Laboratories	1,223	$68,769
Johnson & Johnson	661	43,348

		$112,117

Pollution Control – 0.7%
Republic Services, Inc.	781	$21,517

Real Estate – 1.0%
Public Storage, Inc., REIT	231	$31,060

Restaurants – 2.8%
McDonald’s Corp.	838	$84,077

Specialty Chemicals – 2.1%
Air Products & Chemicals, Inc.	140	$11,927
Airgas, Inc.	473	36,932
Kronos Worldwide, Inc.	784	14,143

		$63,002

Specialty Stores – 2.7%
IAC/InterActiveCorp	264	$11,246
O’Reilly Automotive, Inc. (a)	197	15,750
Ross Stores, Inc.	340	16,160
Tractor Supply Co.	510	35,777

		$78,933

Telephone Services – 0.9%
American Tower Corp., “A” (a)	436	$26,164

Tobacco – 3.1%
Philip Morris International, Inc.	1,184	$92,920

Trucking – 1.8%
United Parcel Service, Inc., “B”	717	$52,477

Utilities – Electric Power – 0.6%
AES Corp. (a)	1,459	$17,275

Total Common Stocks (Identified Cost, $2,758,253)		$2,940,157

MONEY MARKET FUNDS – 2.1%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)	64,047	$64,047

Total Investments (Identified Cost, $2,822,300)		$3,004,204

OTHER ASSETS, LESS LIABILITIES – (0.8)%		(24,066)

Net Assets – 100.0%		$2,980,138

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Blended Research Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $2,758,253)	$2,940,157
Underlying affiliated funds, at cost and value	64,047
Total investments, at value (identified cost, $2,822,300)	$3,004,204
Receivable for dividends	2,596
Receivable from investment adviser	4,517
Other assets	232
Total assets		$3,011,549
Liabilities
Payable to affiliates
Shareholder servicing costs	$2
Distribution and/or service fees	9
Payable for Trustees’ compensation	14
Accrued expenses and other liabilities	31,386
Total liabilities		$31,411
Net assets		$2,980,138
Net assets consist of
Paid-in capital	$3,160,013
Unrealized appreciation (depreciation) on investments	181,904
Accumulated net realized gain (loss) on investments	(361,779)
Net assets		$2,980,138
Shares of beneficial interest outstanding		308,038

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$2,540,603	262,975	$9.66
Service Class	439,535	45,063	9.75

See Notes to Financial Statements

9

MFS Blended Research Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Dividends	$69,320
Dividends from underlying affiliated funds	72
Total investment income		$69,392
Expenses
Management fee	$26,986
Distribution and/or service fees	4,845
Shareholder servicing costs	493
Administrative services fee	17,500
Trustees’ compensation	571
Custodian fee	2,811
Shareholder communications	4,580
Auditing fees	45,408
Legal fees	5,348
Miscellaneous	8,433
Total expenses		$116,975
Fees paid indirectly	(1)
Reduction of expenses by investment adviser	(85,111)
Net expenses		$31,863
Net investment income		$37,529
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investment transactions (identified cost basis)		$499,120
Change in unrealized appreciation (depreciation) on investments		$(519,809)
Net realized and unrealized gain (loss) on investments		$(20,689)
Change in net assets from operations		$16,840

See Notes to Financial Statements

10

MFS Blended Research Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$37,529	$50,689
Net realized gain (loss) on investments	499,120	259,981
Net unrealized gain (loss) on investments	(519,809)	452,163
Change in net assets from operations	$16,840	$762,833
Distributions declared to shareholders
From net investment income	$(43,605)	$(50,602)
Total distributions declared to shareholders	$(43,605)	$(50,602)
Change in net assets from fund share transactions	$(1,956,395)	$50,602
Total change in net assets	$(1,983,160)	$762,833
Net assets
At beginning of period	4,963,298	4,200,465
At end of period (including undistributed net investment income of $0 and $87, respectively)	$2,980,138	$4,963,298

See Notes to Financial Statements

11

MFS Blended Research Growth Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010	2009		2008		2007 (c)
Net asset value, beginning of period	$9.63	$8.23	$6.01		$10.11		$10.00
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.11	$0.09		$0.07		$0.00	(w)
Net realized and unrealized gain (loss) on investments	0.10	1.40	2.22		(4.10)		0.11
Total from investment operations	$0.19	$1.51	$2.31		$(4.03)		$0.11
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.11)	$(0.09)		$(0.07)		$(0.00	)(w)
From tax return of capital	—	—	(0.00	)(w)	(0.00	)(w)	(0.00	)(w)
Total distributions declared to shareholders	$(0.16)	$(0.11)	$(0.09)		$(0.07)		$(0.00	)(w)
Net asset value, end of period (x)	$9.66	$9.63	$8.23		$6.01		$10.11
Total return (%) (k)(r)(s)(x)	1.96	18.35	38.42		(39.84)		1.13	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.57	2.52	2.85		2.87		10.74	(a)
Expenses after expense reductions (f)	0.60	0.60	0.60		0.60		0.60	(a)
Net investment income	0.94	1.28	1.30		0.83		0.81	(a)
Portfolio turnover	76	83	74		50		0
Net assets at end of period (000 omitted)	$2,541	$2,491	$2,106		$1,521		$2,528
See Notes to Financial Statements

12

MFS Blended Research Growth Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2011	2010	2009		2008		2007 (c)
Net asset value, beginning of period	$9.63	$8.24	$6.02		$10.11		$10.00
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.09	$0.07		$0.05		$0.00	(w)
Net realized and unrealized gain (loss) on investments	0.10	1.39	2.22		(4.09)		0.11
Total from investment operations	$0.17	$1.48	$2.29		$(4.04)		$0.11
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.09)	$(0.07)		$(0.05)		$(0.00	)(w)
From tax return of capital	—	—	(0.00	)(w)	(0.00	)(w)	(0.00	)(w)
Total distributions declared to shareholders	$(0.05)	$(0.09)	$(0.07)		$(0.05)		$(0.00	)(w)
Net asset value, end of period (x)	$9.75	$9.63	$8.24		$6.02		$10.11
Total return (%) (k)(r)(s)(x)	1.78	17.94	38.07		(39.96)		1.13	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.65	2.77	3.10		3.12		10.99	(a)
Expenses after expense reductions (f)	0.85	0.85	0.85		0.85		0.85	(a)
Net investment income	0.70	1.03	1.05		0.58		0.56	(a)
Portfolio turnover	76	83	74		50		0
Net assets at end of period (000 omitted)	$440	$2,472	$2,095		$1,517		$2,528

(a)	Annualized.

(c)	For the period from the commencement of the fund’s investment operations, December 18, 2007, through the stated period end.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(n)	Not annualized.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Blended Research Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Blended Research Growth Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

14

MFS Blended Research Growth Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$2,940,157	$—	$—	$2,940,157
Mutual Funds	64,047	—	—	64,047
Total Investments	$3,004,204	$—	$—	$3,004,204

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains) (a)	$43,605	$50,602

(a)	Included in the fund’s distribution from ordinary income for the year ended December 31, 2011 is $5,989 in excess of investment company taxable income which, in accordance with applicable U.S. tax law, is taxable to shareholders as ordinary income distributions.

15

MFS Blended Research Growth Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$2,825,620
Gross appreciation	362,978
Gross depreciation	(184,394)
Net unrealized appreciation (depreciation)	$178,584
Capital loss carryforwards	(334,170)
Post-October capital loss deferral	(24,289)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/17	$(334,170)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$41,259	$28,122
Service Class	2,346	22,480
Total	$43,605	$50,602

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 0.60% of average daily net assets for the Initial Class shares and 0.85% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2013. For the year ended December 31,2011, this reduction amounted to $85,111 and is reflected as a reduction of total expenses in the Statements of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2011, the fee was $489, which equated to

16

MFS Blended Research Growth Portfolio

Notes to Financial Statements – continued

0.0109% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2011, these costs amounted to $4.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.3891% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $74 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 14, 2011, MFS redeemed 211,865 shares of the Service Class for an aggregate amount of $2,000,000. At December 31, 2011, MFS was the sole shareholder of both classes.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $3,402,857 and $5,343,809, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Initial Class	4,241	$41,259	2,917	$28,122
Service Class	239	2,346	2,332	22,480
	4,480	$43,605	5,249	$50,602
Shares reacquired
Service Class	(211,865)	$(2,000,000)	—	$—
	(211,865)	$(2,000,000)	—	$—
Net change
Initial Class	4,241	$41,259	2,917	$28,122
Service Class	(211,626)	(1,997,654)	2,332	22,480
	(207,385)	$(1,956,395)	5,249	$50,602

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the

17

MFS Blended Research Growth Portfolio

Notes to Financial Statements – continued

Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $43 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	73,664	251,343	(260,960)	64,047

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$72	$64,047

18

MFS Blended Research Growth Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholder of

MFS Blended Research Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Growth Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Growth Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

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MFS Blended Research Growth Portfolio

RESULTS OF SHAREHOLDER MEETING (unaudited)

At a special meeting of shareholders of MFS Blended Research Growth Portfolio, which was held on December 1, 2011, the following actions were taken for which shareholders of all series of MFS Variable Insurance Trust II voted together as a single class with respect to Item 1 and shareholders of MFS Blended Research Growth Portfolio voted as a separate class with respect to Items 2 and 3:

Item 1: Election of ten Trustees as members of the Board of Trustees of the Trust effective January 1, 2012:

	Number of Shares
	For	Withheld Authority
Robert E. Butler	681,916,712.8686	46,472,894.9218
Maureen R. Goldfarb	682,835,794.8512	45,553,812.9392
David H. Gunning	681,500,267.3085	46,889,340.4819
William R. Gutow	681,050,223.5547	47,339,384.2357
Michael Hegarty	682,477,088.8584	45,912,518.9320
John P. Kavanaugh	683,794,425.4269	44,595,182.3635
Robert J. Manning	682,699,559.7374	45,690,048.0530
J. Dale Sherratt	681,362,743.0513	47,026,864.7391
Laurie J. Thomsen	683,408,094.0000	44,981,513.7904
Robert W. Uek	681,424,852.0247	46,964,755.7657

Item 2: To approve a new investment advisory agreement dated January 1, 2012, between the Trust, on behalf of MFS Blended Research Growth Portfolio, and MFS:

Number of Shares
For	Against	Withheld Authority
303,569.3940	—	—

Item 3: To approve revisions to and restatements of certain fundamental investment restrictions of MFS Blended Research Growth Portfolio effective January 1, 2012 as detailed below:

		Number of Shares
		For	Against	Withheld Authority
A.	Borrowing	303,659.3940	—	—
B.	Underwriting Securities	303,659.3940	—	—
C.	Issuance of Senior Securities	303,659.3940	—	—
D.	Lending of Money or Securities	303,659.3940	—	—
E.	Purchases or Sales of Real Estate; Interests in Oil, Gas or Mineral Leases; and Commodities	303,659.3940	—	—
F.	Industry Concentration	303,659.3940	—	—

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MFS Blended Research Growth Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

21

MFS Blended Research Growth Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

22

MFS Blended Research Growth Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Matthew Krummell

23

MFS Blended Research Growth Portfolio

At a special meeting of shareholders of the MFS Blended Research Growth Portfolio (hereinafter referred to as the “Fund” or the “Portfolio”), which was held on December 1, 2011, the shareholders approved a new investment advisory agreement based on the recommendation of the Board of Trustees. At its July, 2011 meeting, the Board of Trustees (i) approved, and recommended for shareholder approval, the new investment advisory agreement effective January 1, 2012, and (ii) the continuation of the existing investment advisory agreement effective September 1, 2011. The following includes a description of the factors that the Board of Trustees considered and the conclusions that formed the basis of their approval of both the new investment advisory agreement and the continuation of the prior investment advisory agreement.

BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the new investment advisory agreement (the “New Agreement”) between Massachusetts Financial Services Company (“MFS”) and MFS Variable Insurance Trust II (the “Trust”) on behalf of the Portfolio and, beginning on the second anniversary of the initial effective date of the New Agreement, annually approve the continuation of the New Agreement. The Trustees have considered matters bearing on the Portfolio and the then current advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in July 2011 to consider the initial approval of the New Agreement, and to recommend that shareholders approve the New Agreement. The independent Trustees were assisted in their evaluation of the New Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management. The independent Trustees were also assisted in this process by the Portfolio’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the initial approval of the New Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The New Agreement was considered separately for the series of the Trust (collectively, the “Portfolios”), although the Trustees also took into account the common interests of all Portfolios in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and/or shareholder services to be performed by MFS under the New Agreement and other arrangements with the Trust.

In connection with their initial review meeting, the Trustees received and relied upon materials that included, among other items: (i) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (ii) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” would be observed for the Portfolio under the New Agreement, and (iii) a comparison and summary of the differences in the provisions in the New Agreement compared to those in each of the then current investment advisory agreements for the Portfolios. In addition, in connection with the independent Trustees’ meetings in May and July, 2011 (the “contract review meetings”) for the purpose of considering whether to approve the continuation of the then current investment advisory agreements for the Portfolio, the independent Trustees received: (1) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Portfolio for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (2) information provided by Lipper on the Portfolio’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (3) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Portfolio, (4) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (5) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (6) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Portfolio. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the initial approval of the New Agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Portfolio, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Portfolio could reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that

24

MFS Blended Research Growth Portfolio

Board Approval of New Investment Advisory Agreement – continued

the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Because the portfolio management team managing the Portfolio’s investments under the then current investment advisory agreement will remain the same under the New Agreement for the Portfolio, the Trustees compared the Portfolio’s total return investment performance to the performance of its Lipper performance universe over various time periods, based on information provided by Lipper. The Trustees placed particular emphasis on the total return performance of the Portfolio’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods.

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was also in the 2nd quintile for the three-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year. For Portfolios whose performance lagged their peer groups, they discussed the factors that contributed thereto and MFS’ efforts to improve such Portfolios’ performance. After reviewing this information, the Trustees concluded, within the context of their overall conclusions regarding the New Agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Portfolio’s advisory fee, the Trustees considered, among other information, the Portfolio’s advisory fee and the total expense ratio of the Portfolio’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Portfolio, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Portfolio is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each below the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio. They noted that the Portfolio’s advisory fee rate schedule is not currently subject to any breakpoints. However, the Trustees concluded that the Portfolio had not garnered sufficient assets to achieve economies of scale and that the fees were reasonable in light of the nature and quality of services provided by MFS.

The Trustees also considered whether the Portfolio is likely to benefit from any economies of scale due to future asset growth. In this regard, the Trustees reviewed the adequacy of breakpoints and discussed with MFS any adjustments necessary for the shareholders’ benefit.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Portfolio and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Portfolio and other accounts and products for purposes of estimating profitability.

The Trustees noted that there would be no increase to the net advisory fee arrangement for the Portfolio under the New Agreement when compared to the Portfolio’s then current investment advisory agreement. After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Portfolio under the New Agreement represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Portfolio. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Trust by MFS and its affiliates under agreements and plans other than the New Agreement, including the 12b-1 fees the Portfolio pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Portfolio’s behalf, which may include securities lending

25

MFS Blended Research Growth Portfolio

Board Approval of New Investment Advisory Agreement – continued

programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Portfolio were satisfactory. The Trustees also considered the benefits to MFS from the use of the Portfolio’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the New Agreement should be approved for an initial two-year period, commencing upon its effective date, as set forth in the New Agreement.

BOARD APPROVAL OF CONTINUATION OF PRIOR INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and other investment companies that the Board oversees as a whole, and for MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

26

MFS Blended Research Growth Portfolio

Board Approval of Continuation of Prior Investment Advisory Agreement – continued

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one- and three-year periods ended December 31, 2010. (The Fund commenced operations in December 2007.) The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 2nd quintile for the three-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data (which takes into account any reductions or expense limitations) that the Fund’s effective advisory fee rate and total expense ratio were each below the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. They noted that the Fund’s advisory fee rate schedule is not currently subject to any breakpoints. However, the Trustees concluded that the Fund had not garnered sufficient assets to achieve economies of scale and that the fees were reasonable in light of the nature and quality of services provided by MFS.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

27

MFS Blended Research Growth Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

28

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

MFS® Blended Research®

Value Portfolio

MFS® Variable Insurance Trust II

ANNUAL REPORT

December 31, 2011

BRV-ANN

MFS® BLENDED RESEARCH® VALUE PORTFOLIO

The report is prepared for the general information of contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Blended Research Value Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Blended Research Value Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Chevron Corp.	3.5%
JPMorgan Chase & Co.	3.1%
Pfizer, Inc.	3.0%
AT&T, Inc.	2.9%
Exxon Mobil Corp.	2.3%
Johnson & Johnson	2.3%
Procter & Gamble Co.	2.3%
General Electric Co.	2.1%
Citigroup, Inc.	2.0%
CVS Caremark Corp.	2.0%

Equity sectors
Financial Services	25.0%
Utilities & Communications	13.9%
Health Care	12.8%
Energy	10.2%
Consumer Staples	7.4%
Technology	6.1%
Industrial Goods & Services	5.4%
Retailing	5.3%
Leisure	5.3%
Autos & Housing	3.5%
Basic Materials	2.3%
Transportation	1.5%
Special Products & Services	0.3%

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS Blended Research Value Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Blended Research Value Portfolio (the “fund”) provided a total return of 0.95%, while Service Class shares of the fund provided a total return of 0.54%. These compare with a return of 0.39% for the fund’s benchmark, the Russell 1000 Value Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Contributors to Performance

Stock selection in the energy sector boosted performance relative to the Russell 1000 Value Index. The fund’s overweight position in shares of integrated energy company Chevron supported relative performance as the stock turned in strong performance for the reporting period. Shares rose late in the period due to strong earnings driven by increased production volumes, increased international demand, and a favorable currency environment. Holdings of oil and gas refining company Marathon Petroleum  were also among the fund’s top relative contributors.

Stock selection in the technology sector was another positive factor for relative returns. Not holding shares of poor-performing computer products and services provider Hewlett-Packard boosted relative performance. Shares of Hewlett-Packard declined throughout the reporting period as investor confidence of the weakening business appeared to have been further shaken by the board’s decision to fire CEO Leo Apotheker in September after only eleven months on the job and hire former eBay CEO, Meg Whitman, to take his place. Additionally, the company had been plagued by slower growth in its PC division, internal problems in its services division, and a weaker balance sheet primarily from prior acquisitions.

Elsewhere, the fund’s holdings of media company CBS, investment banking firm Goldman Sachs (h), department store operator Macy’s, and tobacco company Reynolds American benefited relative performance. Overweight positions in strong-performing health care providers Humana and Aetna,and not holding shares of poor-performing financial services firm Morgan Stanley, also helped.

Detractors from Performance

Stock selection in the utilities & communications sector detracted from relative performance. Within this sector, holdings of power generation company NRG hindered relative results. Shares of NRG depreciated during the period due primarily to hot weather in Texas which increased demand and forced the company to buy power in the spot market at higher prices to cover its short position.

Elsewhere, the fund’s overweight positions in shares of financial services firm Bank of America, cruise line operator Royal Caribbean Cruises, financial services firm Citigroup, oil and gas exploration and production company Apache, and not holding global pharmaceutical company Bristol Myers Squibb held back relative performance. Holdings of diversified conglomerate Textron, and the timing of our ownership in shares of strong-performing health insurance and Medicare/Medicaid provider UnitedHealth Group (h), also detracted from relative returns. Additionally, the fund’s overweight positions in insurance company Aflac and global financial services firm JPMorgan Chase dampened relative results.

Respectfully,

Jonathan Sage

Portfolio Manager

(h)	Security was not held in the fund at period end.

3

MFS Blended Research Value Portfolio

Management Review – continued

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Blended Research Value Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	Life (t)
Initial Class	12/18/07	0.95%	(1.68)%
Service Class	12/18/07	0.54%	(1.97)%

Comparative benchmark
Russell 1000 Value Index (f)		0.39%	(2.82)%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Blended Research Value Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	0.60%	$1,000.00	$939.93	$2.93
	Hypothetical (h)	0.60%	$1,000.00	$1,022.18	$3.06
Service Class	Actual	0.85%	$1,000.00	$936.11	$4.15
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Blended Research Value Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.0%
Aerospace – 2.4%
Lockheed Martin Corp.	300	$24,268
Northrop Grumman Corp.	350	20,468
Textron, Inc.	810	14,977

		$59,713

Automotive – 1.4%
General Motors Co. (a)	740	$15,000
Johnson Controls, Inc.	620	19,381

		$34,381

Biotechnology – 1.6%
Amgen, Inc.	630	$40,452

Broadcasting – 1.4%
CBS Corp., “B”	630	$17,098
Viacom, Inc., “B”	330	14,985
Walt Disney Co.	100	3,750

		$35,833

Brokerage & Asset Managers – 1.8%
CME Group, Inc.	70	$17,057
NASDAQ OMX Group, Inc. (a)	1,105	27,084

		$44,141

Business Services – 0.3%
Towers Watson & Co.	120	$7,192

Cable TV – 2.0%
Comcast Corp., “A”	600	$14,226
Time Warner Cable, Inc.	300	19,071
Virgin Media, Inc.	750	16,035

		$49,332

Chemicals – 0.7%
CF Industries Holdings, Inc.	130	$18,847

Computer Software – Systems – 1.0%
Apple, Inc. (a)	60	$24,300

Construction – 2.1%
Owens Corning (a)	1,040	$29,869
Stanley Black & Decker, Inc.	330	22,308

		$52,177

Consumer Products – 2.7%
Newell Rubbermaid, Inc.	690	$11,144
Procter & Gamble Co.	850	56,704

		$67,848

Electrical Equipment – 2.1%
General Electric Co.	2,920	$52,297

Electronics – 3.1%
Intel Corp.	1,420	$34,435
Microchip Technology, Inc.	710	26,007
SanDisk Corp. (a)	360	17,716

		$78,158

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Independent – 3.0%
Apache Corp.	320	$28,986
Marathon Oil Corp.	600	17,562
Occidental Petroleum Corp.	320	29,984

		$76,532

Energy – Integrated – 6.7%
Chevron Corp.	820	$87,248
ConocoPhillips	320	23,318
Exxon Mobil Corp.	690	58,484

		$169,050

Food & Beverages – 3.3%
Bunge Ltd.	170	$9,724
Coca-Cola Enterprises, Inc.	430	11,085
Dr Pepper Snapple Group, Inc.	510	20,135
General Mills, Inc.	610	24,650
Smithfield Foods, Inc. (a)	700	16,996

		$82,590

Food & Drug Stores – 2.9%
CVS Caremark Corp.	1,220	$49,752
Kroger Co.	930	22,525

		$72,277

Forest & Paper Products – 0.7%
Domtar Corp.	230	$18,391

Gaming & Lodging – 0.5%
Royal Caribbean Cruises Ltd.	480	$11,890

General Merchandise – 1.4%
Macy’s, Inc.	1,110	$35,720

Health Maintenance Organizations – 2.4%
Aetna, Inc.	1,020	$43,034
Humana, Inc.	190	16,646

		$59,680

Insurance – 7.6%
ACE Ltd.	320	$22,438
Aflac, Inc.	900	38,934
Allied World Assurance Co.	430	27,060
Berkshire Hathaway, Inc., “B” (a)	330	25,179
Everest Re Group Ltd.	260	21,863
Prudential Financial, Inc.	620	31,074
Travelers Cos., Inc.	420	24,851

		$191,399

Leisure & Toys – 1.4%
Activision Blizzard, Inc.	1,480	$18,234
Mattel, Inc.	580	16,101

		$34,335

Machinery & Tools – 0.3%
Cummins, Inc.	90	$7,922

7

MFS Blended Research Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – 8.1%
Bank of America Corp.	5,572	$30,980
Bank of New York Mellon Corp.	590	11,747
Comerica, Inc.	510	13,158
JPMorgan Chase & Co.	2,310	76,808
PNC Financial Services Group, Inc.	740	42,676
Wells Fargo & Co.	970	26,733

		$202,102

Medical Equipment – 0.6%
Thermo Fisher Scientific, Inc. (a)	360	$16,189

Metals & Mining – 0.9%
Cliffs Natural Resources, Inc.	360	$22,446

Natural Gas – Distribution – 2.3%
ONEOK, Inc.	380	$32,942
Sempra Energy	440	24,200

		$57,142

Natural Gas – Pipeline – 0.8%
Williams Cos., Inc. (a)	620	$16,746
WPX Energy, Inc. (a)	206	3,743

		$20,489

Network & Telecom – 2.0%
Cisco Systems, Inc.	1,780	$32,182
Garmin Ltd.	450	17,915

		$50,097

Oil Services – 0.5%
National Oilwell Varco, Inc.	190	$12,918

Other Banks & Diversified Financials – 4.6%
Capital One Financial Corp.	710	$30,026
Citigroup, Inc.	1,938	50,989
Discover Financial Services	1,420	34,080

		$115,095

Pharmaceuticals – 8.2%
Abbott Laboratories	530	$29,802
Johnson & Johnson	890	58,366
Merck & Co., Inc.	1,110	41,847
Pfizer, Inc.	3,510	75,956

		$205,971

Pollution Control – 0.6%
Republic Services, Inc.	552	$15,208

Railroad & Shipping – 1.5%
CSX Corp.	980	$20,639
Union Pacific Corp.	170	18,010

		$38,649

Real Estate – 2.9%
Equity Residential, REIT	340	$19,390
Federal Realty Investment Trust, REIT	250	22,688

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Real Estate – continued
Public Storage, Inc., REIT	100	$13,446
Simon Property Group, Inc., REIT	130	16,762

		$72,286

Specialty Stores – 1.0%
Best Buy Co., Inc.	430	$10,049
IAC/InterActiveCorp	340	14,484

		$24,533

Telephone Services – 5.0%
AT&T, Inc.	2,390	$72,274
CenturyLink, Inc.	910	33,852
Verizon Communications, Inc.	460	18,455

		$124,581

Tobacco – 1.4%
Reynolds American, Inc.	860	$35,621

Utilities – Electric Power – 5.8%
AES Corp. (a)	2,840	$33,626
Alliant Energy Corp.	290	12,792
American Electric Power Co., Inc.	400	16,524
Edison International	280	11,592
Exelon Corp.	760	32,961
NRG Energy, Inc. (a)	1,410	25,549
PPL Corp.	390	11,474

		$144,518

Total Common Stocks (Identified Cost, $2,700,321)		$2,482,302

MONEY MARKET FUNDS – 1.9%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)	48,455	$48,455

Total Investments (Identified Cost, $2,748,776)		$2,530,757

OTHER ASSETS, LESS LIABILITIES – (0.9)%		(22,804)

Net Assets – 100.0%		$2,507,953

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Blended Research Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $2,700,321)	$2,482,302
Underlying affiliated funds, at cost and value	48,455
Total investments, at value (identified cost, $2,748,776)	$2,530,757
Cash	180
Receivable for dividends	3,802
Receivable from investment adviser	4,645
Other assets	188
Total assets		$2,539,572
Liabilities
Payable to affiliates
Shareholder servicing costs	$2
Distribution and/or service fees	4
Payable for Trustees’ compensation	14
Accrued expenses and other liabilities	31,599
Total liabilities		$31,619
Net assets		$2,507,953
Net assets consist of
Paid-in capital	$3,288,495
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currency	(218,019)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(562,523)
Net assets		$2,507,953
Shares of beneficial interest outstanding		294,869

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$2,335,449	274,978	$8.49
Service Class	172,504	19,891	8.67

See Notes to Financial Statements

9

MFS Blended Research Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Dividends	$88,908
Dividends from underlying affiliated funds	66
Foreign taxes withheld	(24)
Total investment income		$88,950
Expenses
Management fee	$24,430
Distribution and/or service fees	4,308
Shareholder servicing costs	445
Administrative services fee	17,500
Trustees’ compensation	530
Custodian fee	2,980
Shareholder communications	4,725
Auditing fees	45,407
Legal fees	5,348
Miscellaneous	8,347
Total expenses		$114,020
Fees paid indirectly	(1)
Reduction of expenses by investment adviser	(85,259)
Net expenses		$28,760
Net investment income		$60,190
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investment transactions (identified cost basis)		$176,366
Change in unrealized appreciation (depreciation) on investments		$(336,543)
Net realized and unrealized gain (loss) on investments		$(160,177)
Change in net assets from operations		$(99,987)

See Notes to Financial Statements

10

MFS Blended Research Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$60,190	$70,637
Net realized gain (loss) on investments	176,366	214,305
Net unrealized gain (loss) on investments	(336,543)	339,872
Change in net assets from operations	$(99,987)	$624,814
Distributions declared to shareholders
From net investment income	$(63,011)	$(72,000)
Change in net assets from fund share transactions	$(1,936,989)	$72,000
Total change in net assets	$(2,099,987)	$624,814
Net assets
At beginning of period	4,607,940	3,983,126
At end of period	$2,507,953	$4,607,940

See Notes to Financial Statements

11

MFS Blended Research Value Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010	2009	2008	2007 (c)
Net asset value, beginning of period	$8.64	$7.59	$6.40	$10.07	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.14	$0.14	$0.18	$0.01
Net realized and unrealized gain (loss) on investments	(0.06)	1.06	1.20	(3.66)	0.07
Total from investment operations	$0.08	$1.20	$1.34	$(3.48)	$0.08
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.15)	$(0.14)	$(0.17)	$(0.01)
From net realized gain on investments	—	—	—	—	(0.00	)(w)
From tax return of capital	—	—	(0.01)	(0.02)	(0.00	)(w)
Total distributions declared to shareholders	$(0.23)	$(0.15)	$(0.15)	$(0.19)	$(0.01)
Net asset value, end of period (x)	$8.49	$8.64	$7.59	$6.40	$10.07
Total return (%) (k)(r)(s)(x)	0.95	15.77	20.90	(34.44)	0.80	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.82	2.67	2.96	2.79	10.80	(a)
Expenses after expense reductions (f)	0.60	0.60	0.60	0.60	0.60	(a)
Net investment income	1.60	1.82	2.17	2.10	2.22	(a)
Portfolio turnover	64	65	50	49	0
Net assets at end of period (000 omitted)	$2,335	$2,313	$1,997	$1,651	$2,519

See Notes to Financial Statements

12

MFS Blended Research Value Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2011	2010	2009		2008	2007 (c)
Net asset value, beginning of period	$8.64	$7.59	$6.40		$10.07	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.12	$0.13		$0.16	$0.01
Net realized and unrealized gain (loss) on investments	(0.07)	1.06	1.19		(3.66)	0.07
Total from investment operations	$0.05	$1.18	$1.32		$(3.50)	$0.08
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.13)	$(0.13)		$(0.16)	$(0.01)
From net realized gain on investments	—	—	—		—	(0.00	)(w)
From tax return of capital	—	—	(0.00	)(w)	(0.01)	(0.00	)(w)
Total distributions declared to shareholders	$(0.02)	$(0.13)	$(0.13)		$(0.17)	$(0.01)
Net asset value, end of period (x)	$8.67	$8.64	$7.59		$6.40	$10.07
Total return (%) (k)(r)(s)(x)	0.54	15.51	20.64		(34.66)	0.80	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.78	2.92	3.21		3.04	11.05	(a)
Expenses after expense reductions (f)	0.85	0.85	0.85		0.85	0.85	(a)
Net investment income	1.31	1.57	1.95		1.85	1.97	(a)
Portfolio turnover	64	65	50		49	0
Net assets at end of period (000 omitted)	$173	$2,295	$1,986		$1,647	$2,519

(a)	Annualized.

(c)	For the period from the commencement of the fund’s investment operations, December 18, 2007, through the stated period end.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(n)	Not annualized.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Blended Research Value Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Blended Research Value Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an

14

MFS Blended Research Value Portfolio

Notes to Financial Statements – continued

investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$2,482,302	$—	$—	$2,482,302
Mutual Funds	48,455	—	—	48,455
Total Investments	$2,530,757	$—	$—	$2,530,757

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will

15

MFS Blended Research Value Portfolio

Notes to Financial Statements – continued

reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended December 31, 2011, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains) (a)	$63,011	$72,000

(a)	Included in the fund’s 2011 and 2010 distributions from ordinary income is $2,821 and $1,363, respectively, in excess of investment company taxable income which, in accordance with applicable U.S. tax law, is taxable to shareholders as ordinary income distributions.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$2,748,776
Gross appreciation	172,016
Gross depreciation	(390,035)
Net unrealized appreciation (depreciation)	$(218,019)
Capital loss carryforwards	(551,601)
Post-October capital loss deferral	(10,922)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/17	$(551,601)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$62,670	$38,696
Service Class	341	33,304
Total	$63,011	$72,000

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 0.60% of average daily net assets for the Initial Class shares and 0.85% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2013. For the year ended December 31, 2011, this reduction amounted to $85,259 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

16

MFS Blended Research Value Portfolio

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2011, the fee was $443, which equated to 0.0109% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2011, these costs amounted to $2.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.4298% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $67 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 14, 2011, MFS redeemed 245,700 shares of the Service Class for an aggregate amount of $2,000,000. At December 31, 2011, MFS was the sole shareholder of both classes.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $2,590,402 and $4,516,598, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Initial Class	7,330	$62,670	4,479	$38,696
Service Class	38	341	3,855	33,304
	7,368	$63,011	8,334	$72,000
Shares reacquired
Service Class	(245,700)	$(2,000,000)	—	$—
Net change
Initial Class	7,330	$62,670	4,479	$38,696
Service Class	(245,662)	(1,999,659)	3,855	33,304
	(238,332)	$(1,936,989)	8,334	$72,000

17

MFS Blended Research Value Portfolio

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $33 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	51,719	218,200	(221,464)	48,455

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$66	$48,455

18

MFS Blended Research Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholder of

MFS Blended Research Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Value Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Value Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

19

MFS Blended Research Value Portfolio

RESULTS OF SHAREHOLDER MEETING (unaudited)

At a special meeting of shareholders of MFS Blended Research Value Portfolio, which was held on December 1, 2011, the following actions were taken for which shareholders of all series of MFS Variable Insurance Trust II voted together as a single class with respect to Item 1 and shareholders of MFS Blended Research Value Portfolio voted as a separate class with respect to Items 2 and 3:

Item 1: Election of ten Trustees as members of the Board of Trustees of the Trust effective January 1, 2012:

	Number of Shares
	For	Withheld Authority
Robert E. Butler	681,916,712.8686	46,472,894.9218
Maureen R. Goldfarb	682,835,794.8512	45,553,812.9392
David H. Gunning	681,500,267.3085	46,889,340.4819
William R. Gutow	681,050,223.5547	47,339,384.2357
Michael Hegarty	682,477,088.8584	45,912,518.9320
John P. Kavanaugh	683,794,425.4269	44,595,182.3635
Robert J. Manning	682,699,559.7374	45,690,048.0530
J. Dale Sherratt	681,362,743.0513	47,026,864.7391
Laurie J. Thomsen	683,408,094.0000	44,981,513.7904
Robert W. Uek	681,424,852.0247	46,964,755.7657

Item 2: To approve a new investment advisory agreement dated January 1, 2012, between the Trust, on behalf of MFS Blended Research Value Portfolio, and MFS:

Number of Shares
For	Against	Withheld Authority
287,500.4660	—	—

Item 3: To approve revisions to and restatements of certain fundamental investment restrictions of MFS Blended Research Value Portfolio effective January 1, 2012 as detailed below:

		Number of Shares
		For	Against	Withheld Authority
A.	Borrowing	287,500.4660	—	—
B.	Underwriting Securities	287,500.4660	—	—
C.	Issuance of Senior Securities	287,500.4660	—	—
D.	Lending of Money or Securities	287,500.4660	—	—
E.	Purchases or Sales of Real Estate; Interests in Oil, Gas or Mineral Leases; and Commodities	287,500.4660	—	—
F.	Industry Concentration	287,500.4660	—	—

20

MFS Blended Research Value Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

21

MFS Blended Research Value Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

22

MFS Blended Research Value Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Jonathan Sage

23

MFS Blended Research Value Portfolio

At a special meeting of shareholders of the MFS Blended Research Value Portfolio (hereinafter referred to as the “Fund” or the “Portfolio”), which was held on December 1, 2011, the shareholders approved a new investment advisory agreement based on the recommendation of the Board of Trustees. At its July, 2011 meeting, the Board of Trustees (i) approved, and recommended for shareholder approval, the new investment advisory agreement effective January 1, 2012, and (ii) the continuation of the existing investment advisory agreement effective September 1, 2011. The following includes a description of the factors that the Board of Trustees considered and the conclusions that formed the basis of their approval of both the new investment advisory agreement and the continuation of the prior investment advisory agreement.

BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the new investment advisory agreement (the “New Agreement”) between Massachusetts Financial Services Company (“MFS”) and MFS Variable Insurance Trust II (the “Trust”) on behalf of the Portfolio and, beginning on the second anniversary of the initial effective date of the New Agreement, annually approve the continuation of the New Agreement. The Trustees have considered matters bearing on the Portfolio and the then current advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in July 2011 to consider the initial approval of the New Agreement, and to recommend that shareholders approve the New Agreement. The independent Trustees were assisted in their evaluation of the New Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management. The independent Trustees were also assisted in this process by the Portfolio’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the initial approval of the New Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The New Agreement was considered separately for the series of the Trust (collectively, the “Portfolios”), although the Trustees also took into account the common interests of all Portfolios in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and/or shareholder services to be performed by MFS under the New Agreement and other arrangements with the Trust.

In connection with their initial review meeting, the Trustees received and relied upon materials that included, among other items: (i) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (ii) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” would be observed for the Portfolio under the New Agreement, and (iii) a comparison and summary of the differences in the provisions in the New Agreement compared to those in each of the then current investment advisory agreements for the Portfolios. In addition, in connection with the independent Trustees’ meetings in May and July, 2011 (the “contract review meetings”) for the purpose of considering whether to approve the continuation of the then current investment advisory agreements for the Portfolio, the independent Trustees received: (1) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Portfolio for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (2) information provided by Lipper on the Portfolio’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (3) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Portfolio, (4) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (5) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (6) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Portfolio. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the initial approval of the New Agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Portfolio, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Portfolio could reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that

24

MFS Blended Research Value Portfolio

Board Approval of New Investment Advisory Agreement – continued

the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Because the portfolio management team managing the Portfolio’s investments under the then current investment advisory agreement will remain the same under the New Agreement for the Portfolio, the Trustees compared the Portfolio’s total return investment performance to the performance of its Lipper performance universe over various time periods, based on information provided by Lipper. The Trustees placed particular emphasis on the total return performance of the Portfolio’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods.

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 2nd quintile for the three-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year. For Portfolios whose performance lagged their peer groups, they discussed the factors that contributed thereto and MFS’ efforts to improve such Portfolios’ performance. After reviewing this information, the Trustees concluded, within the context of their overall conclusions regarding the New Agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Portfolio’s advisory fee, the Trustees considered, among other information, the Portfolio’s advisory fee and the total expense ratio of the Portfolio’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Portfolio, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Portfolio is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each below the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio. They noted that the Portfolio’s advisory fee rate schedule is not currently subject to any breakpoints. However, the Trustees concluded that the Portfolio had not garnered sufficient assets to achieve economies of scale and that the fees were reasonable in light of the nature and quality of services provided by MFS.

The Trustees also considered whether the Portfolio is likely to benefit from any economies of scale due to future asset growth. In this regard, the Trustees reviewed the adequacy of breakpoints and discussed with MFS any adjustments necessary for the shareholders’ benefit.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Portfolio and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Portfolio and other accounts and products for purposes of estimating profitability.

The Trustees noted that there would be no increase to the net advisory fee arrangement for the Portfolio under the New Agreement when compared to the Portfolio’s then current investment advisory agreement. After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Portfolio under the New Agreement represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Portfolio. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Trust by MFS and its affiliates under agreements and plans other than the New Agreement, including the 12b-1 fees the Portfolio pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and

25

MFS Blended Research Value Portfolio

Board Approval of New Investment Advisory Agreement – continued

quality of certain other services MFS performs or arranges on the Portfolio’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Portfolio were satisfactory. The Trustees also considered the benefits to MFS from the use of the Portfolio’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the New Agreement should be approved for an initial two-year period, commencing upon its effective date, as set forth in the New Agreement.

BOARD APPROVAL OF CONTINUATION OF PRIOR INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and other investment companies that the Board oversees as a whole, and for MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

26

MFS Blended Research Value Portfolio

Board Approval of Continuation of Prior Investment Advisory Agreement – continued

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one- and three-year periods ended December 31, 2010. (The Fund commenced operations in December 2007.) The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 2nd quintile for the three-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data (which takes into account any reductions or expense limitations) that the Fund’s effective advisory fee rate and total expense ratio were each below the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. They noted that the Fund’s advisory fee rate schedule is not currently subject to any breakpoints. However, the Trustees concluded that the Fund had not garnered sufficient assets to achieve economies of scale and that the fees were reasonable in light of the nature and quality of services provided by MFS.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

27

MFS Blended Research Value Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

28

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

MFS® Global Growth Portfolio

MFS® Variable Insurance Trust II

ANNUAL REPORT

December 31, 2011

WGO-ANN

MFS® GLOBAL GROWTH PORTFOLIO

The report is prepared for the general information of contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Growth Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Global Growth Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Google, Inc., “A”	2.2%
Danaher Corp.	2.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.1%
Groupe Danone	2.0%
Oracle Corp.	2.0%
Apple, Inc.	1.8%
Pernod Ricard S.A.	1.8%
LVMH Moet Hennessy Louis Vuitton S.A.	1.7%
BHP Billiton PLC	1.7%
PepsiCo, Inc.	1.7%

Equity sectors
Technology	16.6%
Consumer Staples	13.0%
Financial Services	12.8%
Health Care	11.4%
Industrial Goods & Services	10.4%
Retailing	10.0%
Basic Materials	8.2%
Special Products & Services	7.5%
Energy	4.8%
Leisure	2.0%
Transportation	1.1%
Autos & Housing	1.0%
Utilities & Communications	0.5%

Issuer country weightings (x)
United States	47.8%
France	11.1%
United Kingdom	10.9%
Switzerland	7.8%
Brazil	4.3%
Germany	3.9%
Netherlands	2.5%
Taiwan	2.1%
Israel	1.7%
Other Countries	7.9%

Currency exposure weightings (y)
United States Dollar	51.3%
Euro	17.9%
British Pound Sterling	10.9%
Swiss Franc	7.8%
Brazilian Real	3.1%
Taiwan Dollar	2.1%
Japanese Yen	1.6%
Israeli Shekel	1.1%
South Korean Won	1.0%
Other Currencies	3.2%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s total net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s total net assets.

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Growth Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Global Growth Portfolio (the “fund”) provided a total return of –6.38%, while Service Class shares of the fund provided a total return of –6.67%. These returns compare with a return of –7.04% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World Growth Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Contributors to Performance

Stock selection and underweight positions in both the basic materials and energy sectors contributed to performance relative to the MSCI All Country World Growth Index. There were no stocks within either sector that were among the fund’s top relative contributors.

Security selection in the technology sector was another positive factor for relative performance. Holdings of semiconductor equipment manufacturer Microchip Technology (b), semiconductor manufacturer Taiwan Semiconductor (Taiwan), and Internet search giant Google benefited relative results as all three stocks turned in strong performance over the period. Shares of Taiwan Semiconductor rallied as the company forecast higher-than-anticipated sales projections for the fourth quarter.

Elsewhere, the fund’s overweight positions in global payments technology companies, Visa and MasterCard, diversified consumer products company Colgate-Palmolive, alcoholic beverage producer Diageo, athletic shoes and apparel manufacturer NIKE, and fashion distributor Industria de Diseno Textil S.A. (h) (Spain) benefited relative performance. Holding shares of strong-performing facilities maintenance products supplier Grainger (W.W.) also strengthened relative results. Shares of Diageo appreciated significantly in the second half of 2011 after management reported a 5% increase in full-year operating profit and forecasted a medium-term goal of 6% organic revenue growth.

Detractors from Performance

An underweight allocation to the leisure sector detracted from relative performance. Not holding shares of strong-performing fast-food company McDonald’s held back relative performance.

Stock selection in the health care sector was another factor that negatively impacted relative returns. The fund’s overweight position in poor-performing medical diagnostics company Diagnosticos da America (Brazil) weakened relative performance.

Stocks in other sectors that detracted from relative performance included Brazilian financial services firm Banco Santander (Brasil), information technology products and electronics maker Acer (h) (Taiwan), financial services firm Credit Suisse (b) (Switzerland), derivative trading systems provider BM&F Bovespa (b) (Brazil), network equipment company Cisco Systems, and real estate brokerage firm LPS Brasil – Consultoria de Imóveis (b) (Brazil). Shares of Cisco Systems depreciated during the first half of the reporting period as the company lowered future gross margin guidance and growth projections amidst a weakening economic environment. In addition, not holding strong-performing tobacco companies, Phillip Morris International and British American Tobacco, held back relative performance.

3

MFS Global Growth Portfolio

Management Review – continued

During the reporting period, the fund’s currency exposure, resulting primarily from holdings of foreign currency denominated securities, was also a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposures than the benchmark.

Respectfully,

David Antonelli	Jeffrey Constantino
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Growth Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	11/16/93	(6.38)%	0.24%	5.14%
Service Class	8/24/01	(6.67)%	0.00%	4.87%

Comparative benchmarks
MSCI All Country World Growth Index (f)		(7.04)%	(0.11)%	4.20%
MSCI All Country World Index (f)		(6.86)%	(1.41)%	4.76%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definitions

MSCI All Country World Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets.

MSCI All Country World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

5

MFS Global Growth Portfolio

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Global Growth Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made.

Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	1.27%	$1,000.00	$894.89	$6.07
	Hypothetical (h)	1.27%	$1,000.00	$1,018.80	$6.46
Service Class	Actual	1.52%	$1,000.00	$893.05	$7.25
	Hypothetical (h)	1.52%	$1,000.00	$1,017.54	$7.73

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS Global Growth Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.3%
Aerospace – 1.6%
United Technologies Corp.	12,770	$933,358

Alcoholic Beverages – 3.8%
Diageo PLC	37,769	$824,985
Heineken N.V.	7,885	364,013
Pernod Ricard S.A.	11,569	1,070,781

		$2,259,779

Apparel Manufacturers – 4.3%
Compagnie Financiere Richemont S.A.	8,315	$418,682
Li & Fung Ltd.	321,600	595,448
LVMH Moet Hennessy Louis Vuitton S.A.	7,230	1,018,624
NIKE, Inc., “B”	5,520	531,962

		$2,564,716

Automotive – 1.0%
Johnson Controls, Inc.	18,410	$575,497

Broadcasting – 2.0%
Publicis Groupe S.A.	17,181	$788,517
Viacom, Inc., “B”	8,970	407,328

		$1,195,845

Brokerage & Asset Managers – 3.0%
BM&F Bovespa S.A.	90,200	$473,910
Charles Schwab Corp.	29,100	327,666
CME Group, Inc.	1,190	289,967
Franklin Resources, Inc.	7,230	694,514

		$1,786,057

Business Services – 7.5%
Accenture PLC, “A”	13,540	$720,734
Cognizant Technology Solutions Corp., “A” (a)	3,950	254,025
Compass Group PLC	102,960	974,868
Dun & Bradstreet Corp.	9,640	721,361
Intertek Group PLC	9,103	286,592
LPS Brasil – Consultoria de Imoveis S.A.	17,300	241,147
Michael Page International PLC	69,167	373,385
MSCI, Inc., “A” (a)	13,920	458,386
Verisk Analytics, Inc., “A” (a)	10,840	435,009

		$4,465,507

Chemicals – 0.5%
Monsanto Co.	4,050	$283,784

Computer Software – 4.2%
Autodesk, Inc. (a)	16,310	$494,682
Check Point Software Technologies Ltd. (a)	7,370	387,220
Dassault Systems S.A.	4,986	399,643
Oracle Corp.	46,370	1,189,391

		$2,470,936

Computer Software – Systems – 3.9%
Apple, Inc. (a)	2,680	$1,085,400
EMC Corp. (a)	26,390	568,441

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – Systems – continued
International Business Machines Corp.	3,500	$643,580

		$2,297,421

Consumer Products – 4.4%
Colgate-Palmolive Co.	9,830	$908,194
Procter & Gamble Co.	11,700	780,507
Reckitt Benckiser Group PLC	18,600	916,577

		$2,605,278

Electrical Equipment – 7.4%
Amphenol Corp., “A”	10,830	$491,574
Danaher Corp.	27,110	1,275,254
Legrand S.A.	27,459	879,662
Schneider Electric S.A.	11,472	599,536
Sensata Technologies Holding B.V. (a)	23,870	627,304
W.W. Grainger, Inc.	2,710	507,285

		$4,380,615

Electronics – 5.4%
ASML Holding N.V.	12,600	$526,554
Microchip Technology, Inc.	22,500	824,175
Samsung Electronics Co. Ltd.	661	607,064
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	94,958	1,225,908

		$3,183,701

Energy – Independent – 0.8%
Occidental Petroleum Corp.	5,120	$479,744

Energy – Integrated – 1.6%
Chevron Corp.	5,140	$546,896
Suncor Energy, Inc.	14,459	416,987

		$963,883

Food & Beverages – 4.8%
Groupe Danone	19,298	$1,213,106
Mead Johnson Nutrition Co., “A”	5,100	350,523
Nestle S.A.	5,698	327,138
PepsiCo, Inc.	14,870	986,625

		$2,877,392

Food & Drug Stores – 1.4%
Tesco PLC	136,155	$853,090

General Merchandise – 2.5%
Kohl’s Corp.	7,800	$384,930
Lojas Renner S.A.	20,700	537,240
Target Corp.	11,070	567,005

		$1,489,175

Internet – 2.5%
Google, Inc., “A” (a)	1,980	$1,278,882
Yahoo Japan Corp.	693	223,197

		$1,502,079

8

MFS Global Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Machinery & Tools – 1.4%
Schindler Holding AG	7,038	$819,714

Major Banks – 4.7%
Bank of New York Mellon Corp.	12,110	$241,110
Credit Suisse Group AG	18,871	443,397
HSBC Holdings PLC	65,991	500,952
Julius Baer Group Ltd.	22,260	865,736
Standard Chartered PLC	34,379	748,517

		$2,799,712

Medical & Health Technology & Services – 2.1%
Diagnosticos da America S.A.	51,700	$429,621
Fresenius Medical Care AG & Co. KGaA	4,421	300,399
Patterson Cos., Inc.	17,360	512,467

		$1,242,487

Medical Equipment – 5.9%
Becton, Dickinson & Co.	5,980	$446,826
DENTSPLY International, Inc.	8,770	306,862
Essilor International S.A.	4,752	335,035
Sonova Holding AG	8,114	848,718
St. Jude Medical, Inc.	8,000	274,400
Synthes, Inc. (n)	1,363	228,153
Thermo Fisher Scientific, Inc. (a)	16,530	743,354
Waters Corp. (a)	4,380	324,339

		$3,507,687

Metals & Mining – 1.7%
BHP Billiton PLC	34,256	$996,030

Network & Telecom – 0.6%
Cisco Systems, Inc.	20,020	$361,962

Oil Services – 2.4%
National Oilwell Varco, Inc.	7,540	$512,645
Schlumberger Ltd.	13,290	907,840

		$1,420,485

Other Banks & Diversified Financials – 4.9%
Banco Santander Brasil S.A., ADR	86,240	$701,994
Credicorp Ltd.	4,430	484,952
HDFC Bank Ltd.	35,868	288,302
MasterCard, Inc., “A”	1,540	574,143
Visa, Inc., “A”	8,470	859,959

		$2,909,350

Pharmaceuticals – 3.4%
Allergan, Inc.	3,750	$329,025
Bayer AG	10,900	696,902
Johnson & Johnson	4,890	320,686
Teva Pharmaceutical Industries Ltd., ADR	16,230	655,043

		$2,001,656

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Railroad & Shipping – 1.1%
Kuehne & Nagel, Inc. AG	5,970	$668,183

Real Estate – 0.2%
Brasil Brokers Participacoes	48,500	$145,090

Specialty Chemicals – 6.0%
Akzo Nobel N.V.	12,218	$587,869
L’Air Liquide S.A.	2,460	304,345
Linde AG	6,103	907,968
Praxair, Inc.	5,930	633,917
Shin-Etsu Chemical Co. Ltd.	15,300	753,371
Symrise AG	15,290	408,051

		$3,595,521

Specialty Stores – 1.8%
Hennes & Mauritz AB, “B”	9,610	$308,353
Industria de Diseno Textil S.A.	8,985	734,102

		$1,042,455

Telecommunications – Wireless – 0.5%
MTN Group Ltd.	17,218	$305,804

Total Common Stocks (Identified Cost, $59,367,104)		$58,983,993

MONEY MARKET FUNDS – 0.7%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)	432,111	$432,111

Total Investments (Identified Cost, $59,799,215)		$59,416,104

OTHER ASSETS, LESS LIABILITIES – (0.0)%		(5,922)

Net Assets – 100.0%		$59,410,182

(a)	Non-income producing security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $228,153, representing 0.4% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

9

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $59,367,104)	$58,983,993
Underlying affiliated funds, at cost and value	432,111
Total investments, at value (identified cost, $59,799,215)	$59,416,104
Cash	14,560
Receivables for
Fund shares sold	54
Interest and dividends	77,527
Other assets	2,137
Total assets		$59,510,382
Liabilities
Payable for fund shares reacquired	$27,168
Payable to affiliates
Investment adviser	4,552
Shareholder servicing costs	44
Distribution and/or service fees	64
Payable for Trustees’ compensation	153
Accrued expenses and other liabilities	68,219
Total liabilities		$100,200
Net assets		$59,410,182
Net assets consist of
Paid-in capital	$68,905,456
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(384,430)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(9,537,268)
Undistributed net investment income	426,424
Net assets		$59,410,182
Shares of beneficial interest outstanding		3,933,639

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$56,309,007	3,727,469	$15.11
Service Class	3,101,175	206,170	15.04

See Notes to Financial Statements

10

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Dividends	$1,394,571
Interest	12,883
Dividends from underlying affiliated funds	777
Foreign taxes withheld	(89,897)
Total investment income		$1,318,334
Expenses
Management fee	$612,213
Distribution and/or service fees	9,235
Shareholder servicing costs	7,397
Administrative services fee	23,466
Trustees’ compensation	8,597
Custodian fee	77,382
Shareholder communications	7,033
Auditing fees	69,327
Legal fees	5,379
Miscellaneous	18,738
Total expenses		$838,767
Fees paid indirectly	(1)
Net expenses		$838,766
Net investment income		$479,568
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$3,110,512
Foreign currency transactions	(51,645)
Net realized gain (loss) on investments and foreign currency transactions		$3,058,867
Change in unrealized appreciation (depreciation)
Investments	$(7,683,943)
Translation of assets and liabilities in foreign currencies	(5,042)
Net unrealized gain (loss) on investments and foreign currency translation		$(7,688,985)
Net realized and unrealized gain (loss) on investments and foreign currency		$(4,630,118)
Change in net assets from operations		$(4,150,550)

See Notes to Financial Statements

11

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$479,568	$474,497
Net realized gain (loss) on investments and foreign currency transactions	3,058,867	2,811,532
Net unrealized gain (loss) on investments and foreign currency translation	(7,688,985)	4,579,723
Change in net assets from operations	$(4,150,550)	$7,865,752
Distributions declared to shareholders
From net investment income	$(453,630)	$(565,546)
Change in net assets from fund share transactions	$(11,628,987)	$(11,830,037)
Total change in net assets	$(16,233,167)	$(4,529,831)
Net assets
At beginning of period	75,643,349	80,173,180
At end of period (including undistributed net investment income of $426,424 and $452,131, respectively)	$59,410,182	$75,643,349

See Notes to Financial Statements

12

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$16.26	$14.65	$10.62	$17.54	$15.74
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.10	$0.10	$0.13	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(1.15)	1.62	4.07	(6.90)	1.94
Total from investment operations	$(1.04)	$1.72	$4.17	$(6.77)	$2.08
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.11)	$(0.14)	$(0.15)	$(0.28)
Net asset value, end of period (x)	$15.11	$16.26	$14.65	$10.62	$17.54
Total return (%) (k)(s)(x)	(6.38)	11.80	39.81	(38.93)	13.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.22	1.19	1.34	1.25	1.10
Net investment income	0.72	0.66	0.85	0.90	0.83
Portfolio turnover	36	61	76	81	76
Net assets at end of period (000 omitted)	$56,309	$71,546	$75,171	$62,289	$131,870

Service Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$16.18	$14.58	$10.55	$17.42	$15.63
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.06	$0.07	$0.10	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	(1.16)	1.62	4.05	(6.86)	1.94
Total from investment operations	$(1.08)	$1.68	$4.12	$(6.76)	$2.03
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.08)	$(0.09)	$(0.11)	$(0.24)
Net asset value, end of period (x)	$15.04	$16.18	$14.58	$10.55	$17.42
Total return (%) (k)(s)(x)	(6.67)	11.53	39.43	(39.07)	13.04
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.47	1.44	1.59	1.49	1.35
Net investment income	0.49	0.42	0.58	0.67	0.56
Portfolio turnover	36	61	76	81	76
Net assets at end of period (000 omitted)	$3,101	$4,098	$5,002	$4,670	$8,716

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Global Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Growth Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the

14

MFS Global Growth Portfolio

Notes to Financial Statements – continued

source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$27,973,516	$—	$—	$27,973,516
France	1,917,093	4,692,156	—	6,609,249
United Kingdom	1,678,076	4,796,922	—	6,474,998
Switzerland	2,111,829	2,507,892	—	4,619,721
Brazil	2,529,002	—	—	2,529,002
Germany	2,313,320	—	—	2,313,320
Netherlands	526,554	951,883	—	1,478,437
Taiwan	1,225,908	—	—	1,225,908
Israel	1,042,263	—	—	1,042,263
Other Countries	3,369,321	1,348,258	—	4,717,579
Mutual Funds	432,111	—	—	432,111
Total Investments	$45,118,993	$14,297,111	$—	$59,416,104

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $ 11,092,659 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s

15

MFS Global Growth Portfolio

Notes to Financial Statements – continued

maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains)	$453,630	$565,546

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$59,827,978
Gross appreciation	5,486,509
Gross depreciation	(5,898,383)
Net unrealized appreciation (depreciation)	$(411,874)
Undistributed ordinary income	427,717
Capital loss carryforwards	(9,508,505)
Other temporary differences	(2,612)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/16	$(4,185,178)
12/31/17	(5,323,327)
Total	$(9,508,505)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to

16

MFS Global Growth Portfolio

Notes to Financial Statements – continued

shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$440,257	$541,002
Service Class	13,373	24,544
Total	$453,630	$565,546

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $2 billion	0.65%

The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses such that total annual operating expenses do not exceed 1.40% of average daily net assets for the Initial Class shares and 1.65% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2013. For the year ended December 31, 2011 the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2011, the fee was $7,381, which equated to 0.0108% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2011, these costs amounted to $16.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0345% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC,

17

MFS Global Growth Portfolio

Notes to Financial Statements – continued

respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,142 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $24,658,161 and $36,049,136, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	27,519	$426,605	47,368	$708,923
Service Class	13,987	220,430	16,148	235,445
	41,506	$647,035	63,516	$944,368
Shares issued to shareholders in reinvestment of distributions
Initial Class	28,813	$440,257	35,899	$541,002
Service Class	878	13,373	1,634	24,544
	29,691	$453,630	37,533	$565,546
Shares reacquired
Initial Class	(728,901)	$(11,745,204)	(813,422)	$(11,782,957)
Service Class	(61,974)	(984,448)	(107,508)	(1,556,994)
	(790,875)	$(12,729,652)	(920,930)	$(13,339,951)
Net change
Initial Class	(672,569)	$(10,878,342)	(730,155)	$(10,533,032)
Service Class	(47,109)	(750,645)	(89,726)	(1,297,005)
	(719,678)	$(11,628,987)	(819,881)	$(11,830,037)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $530 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	683,229	13,942,553	(14,193,671)	432,111

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$777	$432,111

18

MFS Global Growth Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Growth Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Growth Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

19

MFS Global Growth Portfolio

RESULTS OF SHAREHOLDER MEETING (unaudited)

At a special meeting of shareholders of MFS Global Growth Portfolio, which was held on December 1, 2011, the following actions were taken for which shareholders of all series of MFS Variable Insurance Trust II voted together as a single class with respect to Item 1 and shareholders of MFS Global Growth Portfolio voted as a separate class with respect to Items 2 and 3:

Item 1: Election of ten Trustees as members of the Board of Trustees of the Trust effective January 1, 2012:

	Number of Shares
	For	Withheld Authority
Robert E. Butler	681,916,712.8686	46,472,894.9218
Maureen R. Goldfarb	682,835,794.8512	45,553,812.9392
David H. Gunning	681,500,267.3085	46,889,340.4819
William R. Gutow	681,050,223.5547	47,339,384.2357
Michael Hegarty	682,477,088.8584	45,912,518.9320
John P. Kavanaugh	683,794,425.4269	44,595,182.3635
Robert J. Manning	682,699,559.7374	45,690,048.0530
J. Dale Sherratt	681,362,743.0513	47,026,864.7391
Laurie J. Thomsen	683,408,094.0000	44,981,513.7904
Robert W. Uek	681,424,852.0247	46,964,755.7657

Item 2: To approve a new investment advisory agreement dated January 1, 2012, between the Trust, on behalf of MFS Global Growth Portfolio, and MFS:

Number of Shares
For	Against	Withheld Authority
3,589,286.6584	120,953.1866	367,343.9107

Item 3: To approve revisions to and restatements of certain fundamental investment restrictions of MFS Global Growth Portfolio effective January 1, 2012 as detailed below:

		Number of Shares
		For	Against	Withheld Authority
A.	Borrowing	3,433,840.3162	249,483.2154	394,260.2241
B.	Underwriting Securities	3,495,469.7768	196,481.5005	385,632.4784
C.	Issuance of Senior Securities	3,511,899.3515	178,954.6260	386,729.7782
D.	Lending of Money or Securities	3,461,931.0306	235,747.0235	379,905.7016
E.	Purchases or Sales of Real Estate; Interests in Oil, Gas or Mineral Leases; and Commodities	3,585,348.4943	157,332.4609	334,902.8005
F.	Industry Concentration	3,534,472.1718	136,558.4367	406,553.1472

20

MFS Global Growth Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

21

MFS Global Growth Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

22

MFS Global Growth Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers David Antonelli Jeffrey Constantino

23

MFS Global Growth Portfolio

At a special meeting of shareholders of the MFS Global Growth Portfolio (hereinafter referred to as the “Fund” or the “Portfolio”), which was held on December 1, 2011, the shareholders approved a new investment advisory agreement based on the recommendation of the Board of Trustees. At its July, 2011 meeting, the Board of Trustees (i) approved, and recommended for shareholder approval, the new investment advisory agreement effective January 1, 2012, and (ii) the continuation of the existing investment advisory agreement effective September 1, 2011. The following includes a description of the factors that the Board of Trustees considered and the conclusions that formed the basis of their approval of both the new investment advisory agreement and the continuation of the prior investment advisory agreement.

BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the new investment advisory agreement (the “New Agreement”) between Massachusetts Financial Services Company (“MFS”) and MFS Variable Insurance Trust II (the “Trust”) on behalf of the Portfolio and, beginning on the second anniversary of the initial effective date of the New Agreement, annually approve the continuation of the New Agreement. The Trustees have considered matters bearing on the Portfolio and the then current advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in July 2011 to consider the initial approval of the New Agreement, and to recommend that shareholders approve the New Agreement. The independent Trustees were assisted in their evaluation of the New Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management. The independent Trustees were also assisted in this process by the Portfolio’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the initial approval of the New Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The New Agreement was considered separately for the series of the Trust (collectively, the “Portfolios”), although the Trustees also took into account the common interests of all Portfolios in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and/or shareholder services to be performed by MFS under the New Agreement and other arrangements with the Trust.

In connection with their initial review meeting, the Trustees received and relied upon materials that included, among other items: (i) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (ii) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” would be observed for the Portfolio under the New Agreement, and (iii) a comparison and summary of the differences in the provisions in the New Agreement compared to those in each of the then current investment advisory agreements for the Portfolios. In addition, in connection with the independent Trustees’ meetings in May and July, 2011 (the “contract review meetings”) for the purpose of considering whether to approve the continuation of the then current investment advisory agreements for the Portfolio, the independent Trustees received: (1) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Portfolio for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (2) information provided by Lipper on the Portfolio’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (3) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Portfolio, (4) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (5) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (6) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Portfolio. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the initial approval of the New Agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Portfolio, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Portfolio could reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that

24

MFS Global Growth Portfolio

Board Approval of New Investment Advisory Agreement – continued

the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Because the portfolio management team managing the Portfolio’s investments under the then current investment advisory agreement will remain the same under the New Agreement for the Portfolio, the Trustees compared the Portfolio’s total return investment performance to the performance of its Lipper performance universe over various time periods, based on information provided by Lipper. The Trustees placed particular emphasis on the total return performance of the Portfolio’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods.

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 3rd quintile for the three-year period and in the 2nd quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS’ explanation of steps taken to improve performance, the Board of Trustees concluded that the Portfolio’s performance was adequate.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year. For Portfolios whose performance lagged their peer groups, they discussed the factors that contributed thereto and MFS’ efforts to improve such Portfolios’ performance. After reviewing this information, the Trustees concluded, within the context of their overall conclusions regarding the New Agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Portfolio’s advisory fee, the Trustees considered, among other information, the Portfolio’s advisory fee and the total expense ratio of the Portfolio’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Portfolio, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Portfolio is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio. The Trustees further noted that the New Agreement would reflect MFS’ agreement to reduce the advisory fee on average daily net assets over $1 billion and over $2 billion on a permanent basis, and concluded that the breakpoints were sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered whether the Portfolio is likely to benefit from any economies of scale due to future asset growth. In this regard, the Trustees reviewed the adequacy of breakpoints and discussed with MFS any adjustments necessary for the shareholders’ benefit.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Portfolio and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Portfolio and other accounts and products for purposes of estimating profitability.

The Trustees noted that there would be no increase to the net advisory fee arrangement for the Portfolio under the New Agreement when compared to the Portfolio’s then current investment advisory agreement. After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Portfolio under the New Agreement represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Portfolio. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Trust by MFS and its affiliates under agreements and plans other than the New Agreement, including the 12b-1

25

MFS Global Growth Portfolio

Board Approval of New Investment Advisory Agreement – continued

fees the Portfolio pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Portfolio’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Portfolio were satisfactory. The Trustees also considered the benefits to MFS from the use of the Portfolio’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the New Agreement should be approved for an initial two-year period, commencing upon its effective date, as set forth in the New Agreement.

BOARD APPROVAL OF CONTINUATION OF PRIOR INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and other investment companies that the Board oversees as a whole, and for MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than

26

MFS Global Growth Portfolio

Board Approval of Continuation of Prior Investment Advisory Agreement – continued

others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five -year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 3rd quintile for the three-year period and in the 2nd quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data (which takes into account any reductions or expense limitations) that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2011.

27

MFS Global Growth Portfolio

Board Approval of Continuation of Prior Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

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MFS Global Growth Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 74.27% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $937,665. The fund intends to pass through foreign tax credits of $68,845 for the fiscal year.

29

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

31

MFS® Research International Portfolio

MFS® Variable Insurance Trust II

ANNUAL REPORT

December 31, 2011

RSS-ANN

MFS® RESEARCH INTERNATIONAL PORTFOLIO

The report is prepared for the general information of contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research International Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Research International Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Royal Dutch Shell PLC, “A”	3.2%
Nestle S.A.	3.1%
Roche Holding AG	2.5%
Bayer AG	2.1%
Vodafone Group PLC	2.0%
Standard Chartered PLC	1.9%
Westpac Banking Corp.	1.9%
Groupe Danone	1.8%
BP PLC	1.8%
Rio Tinto Ltd.	1.7%

Global equity sectors
Capital Goods	24.0%
Financial Services	21.6%
Energy	13.4%
Health Care	10.0%
Consumer Staples	9.1%
Technology	7.9%
Consumer Cyclicals	7.2%
Telecommunications/Cable Television	6.3%

Issuer country weightings (x)
Japan	22.5%
United Kingdom	19.8%
Switzerland	10.4%
Germany	8.1%
France	7.7%
Australia	6.1%
Netherlands	5.3%
Hong Kong	3.4%
Brazil	2.3%
Other Countries	14.4%

Currency exposure weightings (y)
Euro	23.9%
Japanese Yen	22.5%
British Pound Sterling	19.8%
Swiss Franc	10.4%
Australian Dollar	6.1%
Hong Kong Dollar	5.0%
United States Dollar	2.5%
Brazilian Real	1.7%
Swedish Krona	1.7%
Other Countries	6.4%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s total net assets.

(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s total net assets.

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS Research International Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Research International Portfolio (the “fund”) provided a total return of –10.88%, while Service Class shares of the fund provided a total return of –11.06%. These compare with a return of –11.73% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Contributors to Performance

Stock selection in the capital goods sector contributed to performance relative to the MSCI EAFE Index. Holdings of mining company Iluka Resources (Australia), which the benchmark did not hold until the middle of the reporting period, and parcel delivery services company Yamato Holdings (Japan), benefited relative results as both stocks outperformed the benchmark during the reporting period. Shares of Iluka Resources rose throughout the first half of the year due to stable price increases in zircon, used in the production of ceramics, including tiles, sanitary ware and tableware, and a positive outlook for the firm’s other main product, titanium dioxide minerals, which are the principal feedstock for pigment production. The timing of the fund’s ownership in shares of Australian mining giant BHP Billiton (h) was another positive factor for relative returns.

Stock selection in the consumer cyclicals sector also aided relative results. Holdings of convenience store chain Lawson (Japan) were among the fund’s top relative contributors for the reporting period. Shares of Lawson rose as the company benefited from increased cigarette sales, a recovery in same-store sales trends, an expansion in their customer base, and increased pricing on tobacco products in Japan.

Securities in other sectors that benefited relative performance included Hong Kong-based telecommunications services provider China Unicom (Hong Kong) Ltd. (b), pharmaceutical and diagnostic company Roche Holding (Switzerland), ophthalmic and anti-rheumatic pharmaceutical firm Santen Pharmaceutical (Japan), tobacco products company Japan Tobacco (Japan), and oil and gas exploration company INPEX (Japan). Shares of Roche Holding appreciated during the period following the European regulatory backing of Avastin, a breast cancer treatment drug, for broader use. The fund’s avoidance of Japanese electric power company Tokyo Electric Power also helped relative performance as the stock significantly underperformed the benchmark during the reporting period.

Detractors from Performance

Stock selection in the financial services sector detracted from relative performance. Holdings of financial services firms, Erste Group Bank (h) (Austria) and Banco Santander (Brasil) (b)(h) (Brazil), banking and treasury management firm ICICI Bank (b) (India), and global banking group BNP Paribas (France) dampened relative returns. Shares of BNP appeared to have declined on fears that the company, which holds Greek government debt on its balance sheet, may have to further write down its holdings. The shares of many French financial firms, including BNP, which had significant exposure to public and private debt in Greece, Italy, Portugal, and Spain, were under pressure during the reporting period.

Top relative detractors in other sectors included the fund’s holdings of information technology products and electronics maker Acer (b)(h) (Taiwan), diversified mining company Teck Resources (b) (Canada), and Japanese copy machine manufacturer Konica Minolta Holdings. Shares of Konica Minolta were negatively impacted as management lowered guidance due to decreased printer and copier sales. Increased competition and intensified promotional efforts in the photocopier business were key drivers of poor earnings results. Additionally, along with other Japanese companies, shares fell immediately following the earthquake/tsunami in Japan. Not holding shares of pharmaceutical firm GlaxoSmithKline (United Kingdom), tobacco

3

MFS Research International Portfolio

Management Review – continued

distributor British American Tobacco (United Kingdom), and global consumer products provider Unilever (United Kingdom) also held back relative performance as all three stocks outperformed the benchmark during the reporting period.

During the reporting period, the fund’s currency exposure, resulting primarily from holdings of foreign currency denominated securities, detracted from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Jose Luis Garcia	Thomas Melendez
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Research International Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/06/98	(10.88)%	(3.43)%	6.01%
Service Class	8/24/01	(11.06)%	(3.67)%	5.74%

Comparative benchmarks
MSCI EAFE (Europe, Australasia, Far East) Index (f)		(11.73)%	(4.26)%	5.12%
MSCI All Country World (ex-US) Index (f)		(13.33)%	(2.48)%	6.76%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definitions

MSCI All Country World (ex-US) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Research International Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	1.10%	$1,000.00	$836.77	$5.09
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60
Service Class	Actual	1.35%	$1,000.00	$835.63	$6.25
	Hypothetical (h)	1.35%	$1,000.00	$1,018.40	$6.87

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Research International Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.5%
Aerospace – 0.9%
Rolls-Royce Holdings PLC	101,561	$1,173,076

Alcoholic Beverages – 1.5%
Heineken N.V.	45,749	$2,112,022

Apparel Manufacturers – 1.5%
Li & Fung Ltd.	478,000	$885,026
LVMH Moet Hennessy Louis Vuitton S.A.	8,763	1,234,606

		$2,119,632

Automotive – 3.3%
Bayerische Motoren Werke AG	22,353	$1,494,415
DENSO Corp.	39,900	1,102,084
GKN PLC	234,155	661,681
Honda Motor Co. Ltd.	43,400	1,323,934

		$4,582,114

Broadcasting – 1.5%
Nippon Television Network Corp.	7,160	$1,095,814
Publicis Groupe S.A.	21,917	1,005,874

		$2,101,688

Brokerage & Asset Managers – 0.3%
Deutsche Boerse AG (a)	8,424	$441,671

Business Services – 2.3%
Cognizant Technology Solutions Corp., “A” (a)	11,440	$735,706
Compass Group PLC	59,940	567,537
Mitsubishi Corp.	54,600	1,103,066
Nomura Research, Inc.	33,900	766,351

		$3,172,660

Chemicals – 0.5%
Nufarm Ltd. (a)	156,437	$665,616

Computer Software – 0.9%
Dassault Systems S.A.	14,480	$1,160,614

Computer Software – Systems – 1.9%
Canon, Inc.	37,300	$1,652,501
Konica Minolta Holdings, Inc.	129,000	962,011

		$2,614,512

Conglomerates – 0.5%
Hutchison Whampoa Ltd.	83,000	$695,176

Consumer Products – 1.5%
Kimberly-Clark de Mexico S.A. de C.V., “A”	106,760	$575,774
Reckitt Benckiser Group PLC	30,819	1,518,709

		$2,094,483

Electrical Equipment – 3.0%
Legrand S.A.	13,117	$420,209
Schneider Electric S.A.	26,934	1,407,593
Siemens AG	24,305	2,325,913

		$4,153,715

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 1.7%
ASML Holding N.V.	13,181	$552,404
Samsung Electronics Co. Ltd.	765	702,578
Taiwan Semiconductor Manufacturing Co. Ltd.	454,804	1,138,550

		$2,393,532

Energy – Independent – 2.7%
Bankers Petroleum Ltd. (a)	70,877	$308,902
Cairn Energy PLC (a)	138,312	569,861
INPEX Corp.	314	1,978,563
Reliance Industries Ltd.	62,984	821,858

		$3,679,184

Energy – Integrated – 5.9%
BG Group PLC	62,860	$1,340,635
BP PLC	346,244	2,469,154
Royal Dutch Shell PLC, “A”	118,051	4,339,867

		$8,149,656

Engineering – Construction – 2.1%
JGC Corp.	68,000	$1,632,636
Keppel Corp. Ltd.	105,600	757,164
Outotec Oyj	11,400	533,688

		$2,923,488

Food & Beverages – 4.9%
Groupe Danone	39,886	$2,507,303
Nestle S.A.	73,205	4,202,905

		$6,710,208

Food & Drug Stores – 2.2%
Lawson, Inc.	25,500	$1,591,886
Tesco PLC	221,848	1,390,006

		$2,981,892

Gaming & Lodging – 0.6%
Sands China Ltd. (a)	308,800	$872,732

Insurance – 4.9%
AIA Group Ltd.	430,800	$1,345,106
Amlin PLC	15,211	73,908
Hiscox Ltd.	96,666	559,049
ING Groep N.V. (a)	156,957	1,118,512
QBE Insurance Group Ltd.	67,779	897,751
SNS REAAL Groep N.V. (a)	117,229	254,281
Sony Financial Holdings, Inc.	42,300	623,206
Swiss Re Ltd.	36,846	1,877,801

		$6,749,614

Machinery & Tools – 3.0%
Glory Ltd.	51,500	$1,108,685
Joy Global, Inc.	15,150	1,135,796
Schindler Holding AG	13,871	1,615,551
Sinotruk Hong Kong Ltd.	483,000	269,902

		$4,129,934

7

MFS Research International Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – 12.2%
Barclays PLC	464,389	$1,258,016
BNP Paribas	31,315	1,230,069
Credit Suisse Group AG	38,940	914,943
HSBC Holdings PLC	221,229	1,679,397
Julius Baer Group Ltd.	24,867	967,127
Mitsubishi UFJ Financial Group, Inc.	310,200	1,317,856
National Australia Bank Ltd.	90,515	2,162,640
Standard Chartered PLC	122,484	2,666,785
Sumitomo Mitsui Financial Group, Inc.	72,200	2,011,132
Westpac Banking Corp.	125,120	2,559,455

		$16,767,420

Medical & Health Technology & Services – 2.5%
Diagnosticos da America S.A.	100,200	$832,650
Miraca Holdings, Inc.	42,000	1,672,470
Rhoen-Klinikum AG	46,318	882,421

		$3,387,541

Medical Equipment – 1.0%
Sonova Holding AG	7,540	$788,678
Synthes, Inc. (n)	3,317	555,234

		$1,343,912

Metals & Mining – 3.9%
Iluka Resources Ltd.	75,959	$1,204,209
Rio Tinto Ltd.	48,260	2,335,518
Steel Authority of India Ltd.	108,812	166,993
Sumitomo Metal Industries Ltd.	183,000	332,857
Teck Resources Ltd., “B”	35,080	1,236,538

		$5,276,115

Natural Gas – Distribution – 1.0%
Tokyo Gas Co. Ltd.	283,000	$1,301,572

Network & Telecom – 1.1%
Ericsson, Inc., “B”	147,562	$1,498,915

Oil Services – 0.9%
AMEC PLC	43,800	$614,526
Technip	7,050	658,914

		$1,273,440

Other Banks & Diversified Financials – 3.3%
Aeon Credit Service Co. Ltd.	61,400	$970,019
China Construction Bank	1,039,880	725,691
HDFC Bank Ltd., ADR	17,580	462,002
ICICI Bank Ltd.	28,254	364,261
Itau Unibanco Multiplo S.A., ADR	47,810	887,354
Komercni Banka A.S.	4,937	832,138
Siam Commercial Bank Co. Ltd.	79,100	288,320

		$4,529,785

Pharmaceuticals – 6.5%
Bayer AG	44,155	$2,823,093
Roche Holding AG	20,008	3,383,705
Sanofi	13,368	978,150
Santen Pharmaceutical Co. Ltd.	40,200	1,655,632

		$8,840,580

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Precious Metals & Minerals – 0.6%
Newcrest Mining Ltd.	27,072	$819,602

Railroad & Shipping – 0.7%
East Japan Railway Co.	14,400	$916,721

Real Estate – 0.9%
GSW Immobilien AG (a)	13,406	$388,044
Hang Lung Properties Ltd.	294,000	836,582

		$1,224,626

Specialty Chemicals – 4.1%
Akzo Nobel N.V.	41,557	$1,999,513
Chugoku Marine Paints Ltd.	56,000	347,044
Linde AG	15,530	2,310,462
Nippon Paint Co. Ltd.	61,000	422,411
Symrise AG	19,006	507,222

		$5,586,652

Specialty Stores – 1.4%
Hennes & Mauritz AB, “B”	25,220	$809,226
Industria de Diseno Textil S.A.	13,105	1,070,718

		$1,879,944

Telecommunications – Wireless – 3.7%
KDDI Corp.	226	$1,453,423
Tim Participacoes S.A., ADR	32,934	849,697
Vodafone Group PLC	1,004,362	2,790,436

		$5,093,556

Telephone Services – 2.6%
China Unicom Ltd.	590,000	$1,241,290
Royal KPN N.V.	97,983	1,169,815
Telecom Italia S.p.A.	327,681	349,885
Telecom Italia S.p.A.	923,246	823,851

		$3,584,841

Tobacco – 1.2%
Japan Tobacco, Inc.	341	$1,603,768

Trucking – 1.4%
Yamato Holdings Co. Ltd.	112,800	$1,900,761

Utilities – Electric Power – 2.9%
CEZ A.S.	28,790	$1,145,386
Fortum Corp.	47,696	1,014,773
International Power PLC	211,328	1,106,665
Tractebel Energia S.A.	40,340	647,949

		$3,914,773

Total Common Stocks (Identified Cost, $150,849,572)		$136,421,743

MONEY MARKET FUNDS – 0.2%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)	301,201	$301,201

Total Investments (Identified Cost, $151,150,773)		$136,722,944

OTHER ASSETS, LESS LIABILITIES – 0.3%		379,941

Net Assets – 100.0%		$137,102,885

8

MFS Research International Portfolio

Portfolio of Investments – continued

(a)	Non-income producing security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $555,234, representing 0.4% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

9

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $150,849,572)	$136,421,743
Underlying affiliated funds, at cost and value	301,201
Total investments, at value (identified cost, $151,150,773)	$136,722,944
Receivables for
Investments sold	362,022
Interest and dividends	292,195
Other assets	4,382
Total assets		$137,381,543
Liabilities
Payables for
Investments purchased	$15,857
Fund shares reacquired	137,670
Payable to affiliates
Investment adviser	15,024
Shareholder servicing costs	101
Distribution and/or service fees	1,977
Payable for Trustees’ compensation	346
Accrued expenses and other liabilities	107,683
Total liabilities		$278,658
Net assets		$137,102,885
Net assets consist of
Paid-in capital	$172,364,443
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $4,118 deferred country tax)	(14,436,519)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(23,528,096)
Undistributed net investment income	2,703,057
Net assets		$137,102,885
Shares of beneficial interest outstanding		11,576,635

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$40,134,156	3,360,661	$11.94
Service Class	96,968,729	8,215,974	11.80

See Notes to Financial Statements

10

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Dividends	$5,119,715
Interest	94,393
Dividends from underlying affiliated funds	916
Foreign taxes withheld	(471,986)
Total investment income		$4,743,038
Expenses
Management fee	$1,426,496
Distribution and/or service fees	277,582
Shareholder servicing costs	17,222
Administrative services fee	53,355
Trustees’ compensation	19,775
Custodian fee	175,283
Shareholder communications	15,635
Auditing fees	53,823
Legal fees	5,435
Miscellaneous	36,873
Total expenses		$2,081,479
Fees paid indirectly	(8)
Reduction of expenses by investment adviser	(59,334)
Net expenses		$2,022,137
Net investment income		$2,720,901
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $9,176 country tax)	$5,670,838
Foreign currency transactions	(21,472)
Net realized gain (loss) on investments and foreign currency transactions		$5,649,366
Change in unrealized appreciation (depreciation)
Investments (net of $4,118 increase in deferred country tax)	$(24,527,245)
Translation of assets and liabilities in foreign currencies	(31,156)
Net unrealized gain (loss) on investments and foreign currency translation		$(24,558,401)
Net realized and unrealized gain (loss) on investments and foreign currency		$(18,909,035)
Change in net assets from operations		$(16,188,134)

See Notes to Financial Statements

11

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$2,720,901	$3,244,393
Net realized gain (loss) on investments and foreign currency transactions	5,649,366	18,866,023
Net unrealized gain (loss) on investments and foreign currency translation	(24,558,401)	2,233,951
Change in net assets from operations	$(16,188,134)	$24,344,367
Distributions declared to shareholders
From net investment income	$(2,878,963)	$(2,780,628)
Change in net assets from fund share transactions	$(17,547,891)	$(67,615,217)
Total change in net assets	$(36,614,988)	$(46,051,478)
Net assets
At beginning of period	173,717,873	219,769,351
At end of period (including undistributed net investment income of $2,703,057 and $2,873,415, respectively)	$137,102,885	$173,717,873

See Notes to Financial Statements

12

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.69	$12.54	$9.94	$19.92	$19.94
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.20	$0.17	$0.37	$0.30
Net realized and unrealized gain (loss) on investments and foreign currency	(1.72)	1.12	2.77	(7.71)	2.21
Total from investment operations	$(1.47)	$1.32	$2.94	$(7.34)	$2.51
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.17)	$(0.34)	$(0.29)	$(0.23)
From net realized gain on investments	—	—	—	(2.35)	(2.30)
Total distributions declared to shareholders	$(0.28)	$(0.17)	$(0.34)	$(2.64)	$(2.53)
Net asset value, end of period (x)	$11.94	$13.69	$12.54	$9.94	$19.92
Total return (%) (k)(r)(s)(x)	(10.88)	10.63	30.94	(42.49)	13.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.12	1.18	1.17	1.06
Expenses after expense reductions (f)	1.10	1.10	1.10	1.11	1.06
Net investment income	1.89	1.66	1.62	2.43	1.51
Portfolio turnover	45	60	75	82	68
Net assets at end of period (000 omitted)	$40,134	$52,239	$93,714	$45,835	$108,167

See Notes to Financial Statements

13

MFS Research International Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.52	$12.39	$9.82	$19.70	$19.77
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.16	$0.17	$0.32	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(1.70)	1.11	2.70	(7.61)	2.20
Total from investment operations	$(1.48)	$1.27	$2.87	$(7.29)	$2.43
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.14)	$(0.30)	$(0.24)	$(0.20)
From net realized gain on investments	—	—	—	(2.35)	(2.30)
Total distributions declared to shareholders	$(0.24)	$(0.14)	$(0.30)	$(2.59)	$(2.50)
Net asset value, end of period (x)	$11.80	$13.52	$12.39	$9.82	$19.70
Total return (%) (k)(r)(s)(x)	(11.06)	10.34	30.50	(42.60)	12.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.39	1.37	1.43	1.42	1.31
Expenses after expense reductions (f)	1.35	1.35	1.35	1.36	1.31
Net investment income	1.64	1.31	1.64	2.17	1.19
Portfolio turnover	45	60	75	82	68
Net assets at end of period (000 omitted)	$96,969	$121,479	$126,055	$113,966	$202,567

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Research International Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research International Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the

15

MFS Research International Portfolio

Notes to Financial Statements – continued

fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$30,846,403	$—	$—	$30,846,403
United Kingdom	5,856,968	21,257,858	—	27,114,826
Switzerland	5,196,973	9,108,971	—	14,305,944
Germany	9,290,782	1,882,459	—	11,173,241
France	4,897,986	5,705,346	—	10,603,332
Australia	8,309,273	—	—	8,309,273
Netherlands	—	7,206,547	—	7,206,547
Hong Kong	4,634,622	—	—	4,634,622
Brazil	3,217,650	—	—	3,217,650
Other Countries	12,908,849	6,101,056	—	19,009,905
Mutual Funds	301,201	—	—	301,201
Total Investments	$85,460,707	$51,262,237	$—	$136,722,944

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $40,834,527 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $2,398,987 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of

16

MFS Research International Portfolio

Notes to Financial Statements – continued

business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains) (a)	$2,878,963	$2,780,628

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$152,342,008
Gross appreciation	6,870,058
Gross depreciation	(22,489,122)
Net unrealized appreciation (depreciation)	$(15,619,064)
Undistributed ordinary income	2,709,587
Capital loss carryforwards	(22,336,861)
Other temporary differences	(15,220)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/16	$(10,292,409)
12/31/17	(12,044,452)
Total	$(22,336,861)

17

MFS Research International Portfolio

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$962,485	$1,407,840
Service Class	1,916,478	1,372,788
Total	$2,878,963	$2,780,628

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 1.10% of average daily net assets for the Initial Class shares and 1.35% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2013. For the year ended December 31, 2011, this reduction amounted to $59,334 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2011, the fee was $17,205, which equated to 0.0109% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2011, these costs amounted to $17.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011, was equivalent to an annual effective rate of 0.0337% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The

18

MFS Research International Portfolio

Notes to Financial Statements – continued

funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,565 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $71,086,172 and $89,076,768, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	190,579	$2,456,622	2,749,140	$32,862,902
Service Class	833,151	10,165,576	941,744	10,940,634
	1,023,730	$12,622,198	3,690,884	$43,803,536
Shares issued to shareholders in reinvestment of distributions
Initial Class	74,902	$962,485	113,261	$1,407,840
Service Class	150,785	1,916,478	111,518	1,372,788
	225,687	$2,878,963	224,779	$2,780,628
Shares reacquired
Initial Class	(721,768)	$(9,666,839)	(6,520,132)	$(86,865,256)
Service Class	(1,750,964)	(23,382,213)	(2,242,265)	(27,334,125)
	(2,472,732)	$(33,049,052)	(8,762,397)	$(114,199,381)
Net change
Initial Class	(456,287)	$(6,247,732)	(3,657,731)	$(52,594,514)
Service Class	(767,028)	(11,300,159)	(1,189,003)	(15,020,703)
	(1,223,315)	$(17,547,891)	(4,846,734)	$(67,615,217)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $1,166 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	101	40,057,131	(39,756,031)	301,201

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$916	$301,201

19

MFS Research International Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Research International Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research International Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

20

MFS Research International Portfolio

RESULTS OF SHAREHOLDER MEETING (unaudited)

At a special meeting of shareholders of MFS Research International Portfolio, which was held on December 1, 2011, the following actions were taken for which shareholders of all series of MFS Variable Insurance Trust II voted together as a single class with respect to Item 1 and shareholders of MFS Research International Portfolio voted as a separate class with respect to Items 2 and 3:

Item 1: Election of ten Trustees as members of the Board of Trustees of the Trust effective January 1, 2012:

	Number of Shares
	For	Withheld Authority
Robert E. Butler	681,916,712.8686	46,472,894.9218
Maureen R. Goldfarb	682,835,794.8512	45,553,812.9392
David H. Gunning	681,500,267.3085	46,889,340.4819
William R. Gutow	681,050,223.5547	47,339,384.2357
Michael Hegarty	682,477,088.8584	45,912,518.9320
John P. Kavanaugh	683,794,425.4269	44,595,182.3635
Robert J. Manning	682,699,559.7374	45,690,048.0530
J. Dale Sherratt	681,362,743.0513	47,026,864.7391
Laurie J. Thomsen	683,408,094.0000	44,981,513.7904
Robert W. Uek	681,424,852.0247	46,964,755.7657

Item 2: To approve a new investment advisory agreement dated January 1, 2012, between the Trust, on behalf of MFS Research International Portfolio, and MFS:

Number of Shares
For	Against	Withheld Authority
9,403,083.3449	328,742.5433	1,140,186.7276

Item 3: To approve revisions to and restatements of certain fundamental investment restrictions of MFS Research International Portfolio effective January 1, 2012 as detailed below:

		For	Against	Withheld Authority
A.	Borrowing	9,050,168.5603	585,572.6011	1,236,271.4544
B.	Underwriting Securities	9,273,734.8790	354,763.1372	1,243,514.5996
C.	Issuance of Senior Securities	9,258,542.9259	348,558.2667	1,264,911.4232
D.	Lending of Money or Securities	9,049,127.6933	579,015.1622	1,243,869.7603
E.	Purchases or Sales of Real Estate; Interests in Oil, Gas or Mineral Leases; and Commodities	9,207,512.7302	428,055.1982	1,236,444.6874
F.	Industry Concentration	9,222,024.2698	368,784.3787	1,281,203.9673

21

MFS Research International Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

22

MFS Research International Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

23

MFS Research International Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Jose Luis Garcia Thomas Melendez

24

MFS Research International Portfolio

At a special meeting of shareholders of the MFS Research International Portfolio (hereinafter referred to as the “Fund” or the “Portfolio”), which was held on December 1, 2011, the shareholders approved a new investment advisory agreement based on the recommendation of the Board of Trustees. At its July, 2011 meeting, the Board of Trustees (i) approved, and recommended for shareholder approval, the new investment advisory agreement effective January 1, 2012, and (ii) the continuation of the existing investment advisory agreement effective September 1, 2011. The following includes a description of the factors that the Board of Trustees considered and the conclusions that formed the basis of their approval of both the new investment advisory agreement and the continuation of the prior investment advisory agreement.

BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the new investment advisory agreement (the “New Agreement”) between Massachusetts Financial Services Company (“MFS”) and MFS Variable Insurance Trust II (the “Trust”) on behalf of the Portfolio and, beginning on the second anniversary of the initial effective date of the New Agreement, annually approve the continuation of the New Agreement. The Trustees have considered matters bearing on the Portfolio and the then current advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in July 2011 to consider the initial approval of the New Agreement, and to recommend that shareholders approve the New Agreement. The independent Trustees were assisted in their evaluation of the New Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management. The independent Trustees were also assisted in this process by the Portfolio’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the initial approval of the New Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The New Agreement was considered separately for the series of the Trust (collectively, the “Portfolios”), although the Trustees also took into account the common interests of all Portfolios in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and/or shareholder services to be performed by MFS under the New Agreement and other arrangements with the Trust.

In connection with their initial review meeting, the Trustees received and relied upon materials that included, among other items: (i) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (ii) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” would be observed for the Portfolio under the New Agreement, and (iii) a comparison and summary of the differences in the provisions in the New Agreement compared to those in each of the then current investment advisory agreements for the Portfolios. In addition, in connection with the independent Trustees’ meetings in May and July, 2011 (the “contract review meetings”) for the purpose of considering whether to approve the continuation of the then current investment advisory agreements for the Portfolio, the independent Trustees received: (1) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Portfolio for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (2) information provided by Lipper on the Portfolio’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (3) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Portfolio, (4) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (5) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (6) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Portfolio. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the initial approval of the New Agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Portfolio, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Portfolio could reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that

25

MFS Research International Portfolio

Board Approval of New Investment Advisory Agreement – continued

the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Because the portfolio management team managing the Portfolio’s investments under the then current investment advisory agreement will remain the same under the New Agreement for the Portfolio, the Trustees compared the Portfolio’s total return investment performance to the performance of its Lipper performance universe over various time periods, based on information provided by Lipper. The Trustees placed particular emphasis on the total return performance of the Portfolio’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods.

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 3rd quintile for the three-year period and in the 2nd quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year. For Portfolios whose performance lagged their peer groups, they discussed the factors that contributed thereto and MFS’ efforts to improve such Portfolios’ performance. After reviewing this information, the Trustees concluded, within the context of their overall conclusions regarding the New Agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Portfolio’s advisory fee, the Trustees considered, among other information, the Portfolio’s advisory fee and the total expense ratio of the Portfolio’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Portfolio, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Portfolio is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate was approximately at the median and total expense ratio was above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio. The Trustees further noted that the New Agreement would reflect MFS’ agreement to observe a lower advisory fee and to reduce the advisory fee on average daily net assets over $1 billion and over $2 billion on a permanent basis, and concluded that the breakpoints were sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered whether the Portfolio is likely to benefit from any economies of scale due to future asset growth. In this regard, the Trustees reviewed the adequacy of breakpoints and discussed with MFS any adjustments necessary for the shareholders’ benefit.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Portfolio and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Portfolio and other accounts and products for purposes of estimating profitability.

The Trustees noted that there would be no increase to the net advisory fee arrangement for the Portfolio under the New Agreement when compared to the Portfolio’s then current investment advisory agreement. After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Portfolio under the New Agreement represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Portfolio. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Trust by MFS and its affiliates under agreements and plans other than the New Agreement, including the 12b-1

26

MFS Research International Portfolio

Board Approval of New Investment Advisory Agreement – continued

fees the Portfolio pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Portfolio’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Portfolio were satisfactory. The Trustees also considered the benefits to MFS from the use of the Portfolio’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the New Agreement should be approved for an initial two-year period, commencing upon its effective date, as set forth in the New Agreement.

BOARD APPROVAL OF CONTINUATION OF PRIOR INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and other investment companies that the Board oversees as a whole, and for MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than

27

MFS Research International Portfolio

Board Approval of Continuation Of Prior Investment Advisory Agreement – continued

others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five -year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 3rd quintile for the three-year period and in the 2nd quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data (which takes into account any reductions or expense limitations) that the Fund’s effective advisory fee rate was approximately at the median and total expense ratio was above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2011.

28

MFS Research International Portfolio

Board Approval of Continuation Of Prior Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

29

MFS Research International Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Income derived from foreign sources was $4,176,168. The fund intends to pass through foreign tax credits of $333,532 for the fiscal year.

30

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

31

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

32

MFS® Technology Portfolio

MFS® Variable Insurance Trust II

ANNUAL REPORT

December 31, 2011

TKS-ANN

MFS® TECHNOLOGY PORTFOLIO

The report is prepared for the general information of contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Technology Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Technology Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Apple, Inc.	12.6%
Google, Inc., “A”	10.3%
Oracle Corp.	7.3%
Amazon.com, Inc.	4.5%
Qualcomm, Inc.	4.0%
Visa, Inc., “A”	3.8%
EMC Corp.	3.7%
MasterCard, Inc., “A”	3.1%
Red Hat, Inc.	2.6%
Microchip Technology, Inc.	2.3%

Top five industries (i)
Computer Software – Systems (s)	19.5%
Computer Software	18.5%
Internet (s)	13.1%
Electronics (s)	9.5%
Network & Telecom	8.6%

(i)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.
(s)	Top five industry includes securities sold short.

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS Technology Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Technology Portfolio (the “fund”) provided a total return of 1.17%, while Service Class shares of the fund provided a total return of 1.05%. These compare with a return of 2.11% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of –0.88% for the fund’s other benchmark, the Standard & Poor’s North American Technology Sector Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

Stock selection in the leisure & toys industry detracted from performance relative to the Standard & Poor’s North American Technology Sector Index. The fund’s holdings of interactive entertainment software company THQ (b)(h) held back relative results as the stock turned in poor performance over the reporting period.

Security selection in the electronics industry was another factor that negatively impacted relative performance. The fund’s timing of ownership in the common stock and, to a lesser extent, the holdings of put options in semiconductor company Intel weakened relative returns. Overweight positions in semiconductor manufacturer Advanced Micro Devices and telecommunications service provider JDS Uniphase also held back relative performance. Shares of Advanced Micro Devices faced downward pressure towards the end of the period as management lowered guidance citing a shortfall in supply of one of its microprocessors.

Elsewhere, an underweight position in strong-performing diversified technology products and services company International Business Machines (IBM) detracted from relative returns. Holdings of enterprise software products maker Oracle, social media company Demand Media (b)(h), and customer information software manager Salesforce.com weakened relative performance. Shares of Oracle depreciated towards the end of the period as the company announced quarterly earnings results that missed expectations, primarily attributable to worse-than-expected revenues from delayed sales closures that negatively affected most of the company’s business segments. The timing of the fund’s ownership in shares of network equipment company Cisco Systems (h) and wireless communications software company Qualcomm, Inc. was also a negative factor for relative performance.

Contributors to Performance

Stock selection in the computer systems industry contributed to relative performance. The timing of the fund’s ownership in shares of computer products and services provider Hewlett-Packard Co. (h), and an overweight position in computer and personal electronics maker Apple, were among the fund’s top relative contributors during the reporting period. Shares of Hewlett-Packard declined throughout the period as investor confidence of the weakening business appeared to have been further shaken by the board’s decision to fire CEO Leo Apotheker in September after only eleven months on the job and hire former eBay CEO, Meg Whitman, to take his place. Additionally, the company had been plagued by slower growth in its PC division, internal problems in its services division, and a weaker balance sheet primarily from prior acquisitions. Shares of Apple climbed throughout the reporting period as the company benefited from record iPhone and iPad sales.

The combination of an overweight position and stock selection in the diversified financials industry contributed to relative returns. The fund’s overweight allocations to strong-performing global payments technology companies, MasterCard and Visa, aided relative performance as both stocks turned in strong performance over the period. Shares of the MasterCard and Visa reacted favorably to news that the regulation of interchange rates, or the fees that these companies and other banks can charge merchants when consumers pay for goods with debit cards, may be less onerous than previously expected.

3

MFS Technology Portfolio

Management Review – continued

An underweight position and stock selection in the network & telecom industry was another positive factor for relative performance. Short positions in Canadian wireless solutions provider Research in Motion (h) and wireless solution provider Sierra Wireless (b)(h) (Canada) benefited relative performance as both stocks depreciated during the reporting period.

Security selection in the computer software and business services industries also contributed to relative returns. In the computer software industry, the fund’s holdings of strong-performing software developer Autonomy (b)(h), and the timing of the fund’s ownership in shares of digital entertainment technology solution provider Rovi (h), strengthened relative performance. Within the business services industry, the combination of a short position and holdings of put options in information technology service provider Computer Sciences also boosted relative performance.

Elsewhere, the fund’s short position in electronic display device maker Cree (h) boosted relative results as the stock was a relative underperformer for the reporting period.

Respectfully,

Matthew Sabel

Portfolio Manager

Note to Contract Owners: Effective May, 1, 2011, Matthew Sabel replaced Joseph MacDougall as the manager of the fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Technology Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/16/00	1.17%	4.93%	2.86%
Service Class	8/24/01	1.05%	4.70%	2.57%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		2.11%	(0.25)%	2.92%
Standard & Poor’s North American Technology Sector Index (f)		(0.88)%	3.84%	2.44%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s North American Technology Sector Index – a modified market capitalization-weighted index that measures the performance of selected technology stocks.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Technology Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	1.08%	$1,000.00	$980.17	$5.39
	Hypothetical (h)	1.08%	$1,000.00	$1,019.76	$5.50
Service Class	Actual	1.33%	$1,000.00	$978.20	$6.63
	Hypothetical (h)	1.33%	$1,000.00	$1,018.50	$6.77

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Expenses Impacting Table

Expense ratios include 0.08% of investment related expenses from short sale dividend and interest expenses that are outside of the expense cap arrangement (See Note 3 of the Notes to Financial Statements).

6

MFS Technology Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.5%
Broadcasting – 1.8%
Viacom, Inc., “B”	11,510	$522,669

Business Services – 5.7%
Accenture PLC, “A”	7,450	$396,564
Cognizant Technology Solutions Corp., “A” (a)	6,720	432,163
Constant Contact, Inc. (a)	7,290	169,201
FleetCor Technologies, Inc. (a)	14,860	443,868
MSCI, Inc., “A” (a)	6,790	223,595

		$1,665,391

Computer Software – 18.6%
Autodesk, Inc. (a)	17,220	$522,283
Check Point Software Technologies Ltd. (a)	3,620	190,195
Citrix Systems, Inc. (a)	4,510	273,847
Nuance Communications, Inc. (a)	4,020	101,143
Oracle Corp. (s)	82,810	2,124,077
Parametric Technology Corp. (a)	8,330	152,106
Red Hat, Inc. (a)	18,400	759,736
Salesforce.com, Inc. (a)	3,890	394,679
Symantec Corp. (a)	24,240	379,356
TIBCO Software, Inc. (a)	3,060	73,165
VeriSign, Inc.	13,740	490,793

		$5,461,380

Computer Software – Systems – 21.8%
Active Network, Inc. (a)	10,310	$140,216
Apple, Inc. (a)(s)	9,090	3,681,450
BroadSoft, Inc. (a)	4,350	131,370
EMC Corp. (a)	49,620	1,068,815
Fusion-io, Inc. (a)	1,520	36,784
International Business Machines Corp.	3,630	667,484
NetApp, Inc. (a)	4,530	164,303
Qlik Technologies, Inc. (a)	4,770	115,434
Quantum Corp. (a)	28,460	68,304
Tangoe, Inc. (a)	9,970	153,538
Verifone Systems, Inc. (a)	4,090	145,277

		$6,372,975

Consumer Services – 1.8%
HomeAway, Inc. (a)	3,570	$83,003
Priceline.com, Inc. (a)	930	434,970

		$517,973

Electrical Equipment – 0.7%
Amphenol Corp., “A”	4,660	$211,517

Electronics – 12.5%
Advanced Micro Devices, Inc. (a)	64,279	$347,107
Aeroflex Holding Corp. (a)	7,910	80,998
Altera Corp.	6,050	224,455
ASML Holding N.V.	3,110	129,967
Broadcom Corp., “A”	8,710	255,726
Hittite Microwave Corp. (a)	900	44,442
International Rectifier Corp. (a)	7,130	138,465
JDS Uniphase Corp. (a)	64,520	673,589

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – continued
KLA-Tencor Corp.	5,940	$286,605
Microchip Technology, Inc.	18,740	686,446
Monolithic Power Systems, Inc. (a)	6,900	103,983
NetLogic Microsystems, Inc. (a)	7,140	353,930
SanDisk Corp. (a)	1,890	93,007
Stratasys, Inc. (a)	2,480	75,417
Vishay Intertechnology, Inc. (a)	18,630	167,484

		$3,661,621

Internet – 14.0%
eBay, Inc. (a)	17,320	$525,316
Google, Inc., “A” (a)(s)	4,650	3,003,435
WebMD Health Corp. (a)	2,600	97,630
Yahoo!, Inc. (a)	24,960	402,605
Zynga, Inc. (a)	6,290	59,189

		$4,088,175

Medical & Health Technology & Services – 0.4%
athenahealth, Inc. (a)	1,070	$52,558
Cerner Corp. (a)	1,030	63,088

		$115,646

Network & Telecom – 8.6%
Acme Packet, Inc. (a)	8,520	$263,353
F5 Networks, Inc. (a)	1,860	197,383
Finisar Corp. (a)	11,830	198,090
Fortinet, Inc. (a)	14,080	307,085
Juniper Networks, Inc. (a)	4,210	85,926
Qualcomm, Inc.	21,310	1,165,657
Radware Ltd. (a)	6,220	181,935
Riverbed Technology, Inc. (a)	4,740	111,390

		$2,510,819

Other Banks & Diversified Financials – 6.9%
MasterCard, Inc., “A”	2,440	$909,681
Visa, Inc., “A”	11,070	1,123,937

		$2,033,618

Specialty Stores – 4.5%
Amazon.com, Inc. (a)	7,610	$1,317,291

Telecommunications – Wireless – 0.9%
SBA Communications Corp. (a)	6,200	$266,352

Telephone Services – 0.3%
Cogent Communications Group, Inc. (a)	6,210	$104,887

Total Common Stocks (Identified Cost, $28,611,090)		$28,850,314

Issuer/Expiration Date/Strike Price	Number of Contracts

PUT OPTIONS PURCHASED – 0.3%
Business Services – 0.1%
Equinix Inc. – February 2012 @ $105	18	$13,140

7

MFS Technology Portfolio

Portfolio of Investments – continued

Issuer/Expiration Date/Strike Price	Number of Contracts	Value ($)

PUT OPTIONS PURCHASED – continued
Computer Software – 0.0%
CA Inc. – February 2012 @ $22	59	$11,800

Computer Software – Systems – 0.1%
International Business Machinces Corp. – February 2012 @ $185	30	$21,000
Lexmark International Inc. – February 2012 @ $35	31	10,230
Teradata Corp. – February 2012 @ $50	30	10,800

		$42,030

Electronics – 0.1%
Intel Corp. – January 2012 @ $26	106	$19,186

Total Put Options Purchased (Premiums Paid, $95,808)		$86,156

Issuer	Shares/Par

MONEY MARKET FUNDS – 1.9%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)	543,876	$543,876

Total Investments (Identified Cost, $29,250,774)		$29,480,346

Issuer/Expiration Date/Strike Price	Number of Contracts

CALL OPTIONS WRITTEN – 0.0%
Computer Software – 0.0%
Oracle Corp. – January 2012 @ $27	(49)	$(980)
Oracle Corp. – January 2012 @ $28	(149)	(1,192)
Red Hat Inc. – January 2012 @ $45	(18)	(630)

		$(2,802)

Electronics – 0.0%
Advanced Micro Devices – January 2012 @ $5.50	(204)	$(4,284)
Altera Corp. – January 2012 @ $38	(16)	(1,440)
KLA-Tencor Corp. – January 2012 @ $49	(31)	(3,410)
Sandisk Corp. – January 2012 @ $52.50	(18)	(1,170)

		$(10,304)

Total Call Options Written (Premium Received, $(15,233)		$(13,106)

Issuer/Expiration Date/Strike Price	Number of Contracts	Value ($)

PUT OPTIONS WRITTEN – 0.0%
Computer Software – 0.0%
Oracle Corp. – January 2012 @ $27	(49)	$(7,350)
Red Hat, Inc. – January 2012 @ $39	(21)	(1,113)

Total Put Options Written (Premium Received, $(3,561)		$(8,463)

Issuer	Shares/Par

SECURITIES SOLD SHORT – (4.1)%
Business Services – (0.7)%
Computer Sciences Corp.	(8,690)	$(205,953)

Computer Software – Systems – (0.8)%
Dell, Inc. (a)	(15,570)	$(227,789)

Electronics – (1.7)%
Freescale Semiconductor Holdings I Ltd. (a)	(29,200)	$(369,380)
Volterra Semiconductor Corp. (a)	(5,300)	(135,733)

		$(505,113)

Internet – (0.9)%
Sohu.com, Inc. (a)	(5,060)	$(253,000)

Total Securities Sold Short (Proceeds Received, $(1,169,403)		$(1,191,855)

OTHER ASSETS, LESS LIABILITIES – 3.4%		1,012,269

Net Assets – 100.0%		$29,279,191

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions. At December 31, 2011, the value of securities pledged amounted to $1,026,126.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $28,706,898)	$28,936,470
Underlying affiliated funds, at cost and value	543,876
Total investments, at value (identified cost, $29,250,774)	$29,480,346
Deposits with brokers	1,210,163
Receivables for
Fund shares sold	197,184
Dividends	2,864
Receivable from investment adviser	955
Other assets	1,117
Total assets		$30,892,629
Liabilities
Payable to custodian	$300,000
Payables for
Dividends on securities sold short	1,978
Securities sold short, at value (proceeds received, $1,169,403)	1,191,855
Fund shares reacquired	55,048
Written options outstanding, at value (premiums received, $18,794)	21,569
Payable to affiliates
Shareholder servicing costs	22
Distribution and/or service fees	299
Payable for Trustees’ compensation	11
Accrued expenses and other liabilities	42,656
Total liabilities		$1,613,438
Net assets		$29,279,191
Net assets consist of
Paid-in capital	$31,320,784
Unrealized appreciation (depreciation) on investments	204,345
Accumulated net realized gain (loss) on investments and foreign currency transactions	(2,245,938)
Net assets		$29,279,191
Shares of beneficial interest outstanding		4,289,157

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$14,597,989	2,108,149	$6.92
Service Class	14,681,202	2,181,008	6.73

See Notes to Financial Statements

9

MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment loss
Income
Dividends	$62,577
Interest	6,318
Dividends from underlying affiliated funds	289
Foreign taxes withheld	(553)
Total investment income		$68,631
Expenses
Management fee	$195,703
Distribution and/or service fees	26,314
Shareholder servicing costs	2,828
Administrative services fee	17,500
Trustees’ compensation	2,499
Custodian fee	15,415
Shareholder communications	6,421
Auditing fees	56,836
Legal fees	5,355
Dividend and interest expense on securities sold short	20,086
Miscellaneous	11,400
Total expenses		$360,357
Fees paid indirectly	(18)
Reduction of expenses by investment adviser	(52,953)
Net expenses		$307,386
Net investment loss		$(238,755)
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$1,508,542
Written option transactions	225,005
Securities sold short	77,648
Foreign currency transactions	(1,652)
Net realized gain (loss) on investments and foreign currency transactions		$1,809,543
Change in unrealized appreciation (depreciation)
Investments	$(1,660,637)
Written options	(8,800)
Securities sold short	190,424
Net unrealized gain (loss) on investments		$(1,479,013)
Net realized and unrealized gain (loss) on investments		$330,530
Change in net assets from operations		$91,775

See Notes to Financial Statements

10

MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment loss	$(238,755)	$(10,781)
Net realized gain (loss) on investments and foreign currency transactions	1,809,543	1,919,750
Net unrealized gain (loss) on investments	(1,479,013)	1,377,709
Change in net assets from operations	$91,775	$3,286,678
Change in net assets from fund share transactions	$7,691,444	$1,890,876
Total change in net assets	$7,783,219	$5,177,554
Net assets
At beginning of period	21,495,972	16,318,418
At end of period	$29,279,191	$21,495,972

See Notes to Financial Statements

11

MFS Technology Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010		2009		2008		2007
Net asset value, beginning of period	$6.84	$5.67		$3.21		$6.54		$5.44
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.00	)(w)	$(0.00	)(w)	$(0.00	)(w)	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	0.13	1.17		2.46		(3.33)		1.12
Total from investment operations	$0.08	$1.17		$2.46		$(3.33)		$1.10
Net asset value, end of period (x)	$6.92	$6.84		$5.67		$3.21		$6.54
Total return (%) (k)(r)(s)(x)	1.17	20.63		76.64		(50.92)		20.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.28	1.38		1.60		1.39		1.21
Expenses after expense reductions (f)	1.08	1.07		1.04		1.02		1.00
Net investment loss	(0.77)	(0.07)		(0.05)		(0.00	)(w)	(0.31)
Portfolio turnover	90	140		227		244		249
Net assets at end of period (000 omitted)	$14,598	$15,844		$14,542		$8,051		$21,184
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.00	1.00		1.00		1.00		N/A

See Notes to Financial Statements

12

MFS Technology Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2011	2010		2009	2008	2007
Net asset value, beginning of period	$6.66	$5.54		$3.14	$6.42	$5.35
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.08)	$(0.00	)(w)	$(0.01)	$(0.02)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	0.15	1.12		2.41	(3.26)	1.10
Total from investment operations	$0.07	$1.12		$2.40	$(3.28)	$1.07
Net asset value, end of period (x)	$6.73	$6.66		$5.54	$3.14	$6.42
Total return (%) (k)(r)(s)(x)	1.05	20.22		76.43	(51.09)	20.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.63		1.85	1.62	1.46
Expenses after expense reductions (f)	1.33	1.32		1.29	1.27	1.25
Net investment loss	(1.13)	(0.04)		(0.32)	(0.29)	(0.56)
Portfolio turnover	90	140		227	244	249
Net assets at end of period (000 omitted)	$14,681	$5,652		$1,776	$990	$3,555
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.25	1.25		1.25	1.25	N/A

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Nortel Networks Corp., the total returns for the year ended December 31, 2008 would have been lower by approximately 0.58%.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

13

MFS Technology Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Technology Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the technology industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign

14

MFS Technology Portfolio

Notes to Financial Statements – continued

markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as written options. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$28,936,470	$—	$—	$28,936,470
Mutual Funds	543,876	—	—	543,876
Total Investments	$29,480,346	$—	$—	$29,480,346
Short Sales	$(1,191,855)	$—	$—	$(1,191,855)

Other Financial Instruments
Written Options	$(21,569)	$—	$—	$(21,569)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options and purchased options. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2011 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Equity	Purchased Equity Options	$86,156	$—
Equity	Written Equity Options	—	(21,569)
Total		$86,156	$(21,569)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

15

MFS Technology Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Investment Transactions (Purchased Options)	Written Options
Equity	$149,269	$225,005

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$112,766	$(8,800)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote call options on securities that it anticipated the price would decline and also wrote put options on securities that it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability on the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy

16

MFS Technology Portfolio

Notes to Financial Statements – continued

and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Written Option Transactions

	Number of contracts	Premiums received
Outstanding, beginning of period	1,352	$59,762
Options written	13,494	615,927
Options closed	(4,533)	(270,353)
Options exercised	(2,146)	(105,584)
Options expired	(7,612)	(280,958)
Outstanding, end of period	555	$18,794

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2011, this expense amounted to $20,086. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

17

MFS Technology Portfolio

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, wash sale loss deferrals, and straddle loss deferrals.

The fund declared no distributions for the years ended December 31, 2011 and December 31, 2010.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$29,302,596
Gross appreciation	2,024,645
Gross depreciation	(1,846,895)
Net unrealized appreciation (depreciation)	$177,750
Capital loss carryforwards	(2,154,117)
Other temporary differences	(65,226)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/16	$(1,010,091)
12/31/17	(1,144,026)
Total	$(2,154,117)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as short sale

18

MFS Technology Portfolio

Notes to Financial Statements – continued

dividend and interest expenses incurred in connection with the fund’s investment activity), such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2013. For the year ended December 31, 2011, this reduction amounted to $52,953 and is reflected as a reduction of total expenses in the Statements of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2011, the fee was $2,821, which equated to 0.0108% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2011, these costs amounted to $7.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0670% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $429 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, short sales, and short-term obligations, aggregated $31,550,393 and $23,473,256, respectively.

19

MFS Technology Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	293,666	$2,055,628	264,700	$1,607,870
Service Class	1,982,378	13,664,728	719,608	4,429,714
	2,276,044	$15,720,356	984,308	$6,037,584
Shares reacquired
Initial Class	(502,515)	$(3,535,100)	(511,495)	$(3,035,186)
Service Class	(649,475)	(4,493,812)	(192,036)	(1,111,522)
	(1,151,990)	$(8,028,912)	(703,531)	$(4,146,708)
Net change
Initial Class	(208,849)	$(1,479,472)	(246,795)	$(1,427,316)
Service Class	1,332,903	9,170,916	527,572	3,318,192
	1,124,054	$7,691,444	280,777	$1,890,876

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $198 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	166,838	17,282,111	(16,905,073)	543,876

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$289	$543,876

20

MFS Technology Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Technology Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Technology Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Technology Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

21

MFS Technology Portfolio

RESULTS OF SHAREHOLDER MEETING (unaudited)

At a special meeting of shareholders of MFS Technology Portfolio, which was held on December 1, 2011, the following actions were taken for which shareholders of all series of MFS Variable Insurance Trust II voted together as a single class with respect to Item 1 and shareholders of MFS Technology Portfolio voted as a separate class with respect to Items 2 and 3:

Item 1: Election of ten Trustees as members of the Board of Trustees of the Trust effective January 1, 2012:

	Number of Shares
	For	Withheld Authority
Robert E. Butler	681,916,712.8686	46,472,894.9218
Maureen R. Goldfarb	682,835,794.8512	45,553,812.9392
David H. Gunning	681,500,267.3085	46,889,340.4819
William R. Gutow	681,050,223.5547	47,339,384.2357
Michael Hegarty	682,477,088.8584	45,912,518.9320
John P. Kavanaugh	683,794,425.4269	44,595,182.3635
Robert J. Manning	682,699,559.7374	45,690,048.0530
J. Dale Sherratt	681,362,743.0513	47,026,864.7391
Laurie J. Thomsen	683,408,094.0000	44,981,513.7904
Robert W. Uek	681,424,852.0247	46,964,755.7657

Item 2: To approve a new investment advisory agreement dated January 1, 2012, between the Trust, on behalf of MFS Technology Portfolio, and MFS:

Number of Shares
For	Against	Withheld Authority
3,311,824.9445	315,544.3581	200,347.4790

Item 3: To approve revisions to and restatements of certain fundamental investment restrictions of MFS Technology Portfolio effective January 1, 2012 as detailed below:

		Number of Shares
		For	Against	Withheld Authority
A.	Borrowing	3,181,959.0400	408,797.3626	236,960.3790
B.	Underwriting Securities	3,307,329.5075	290,456.8125	229,930.4616
C.	Issuance of Senior Securities	3,368,522.9396	229,852.6923	229,341.1497
D.	Lending of Money or Securities	3,280,429.8087	314,390.7426	232,896.2303
E.	Purchases or Sales of Real Estate; Interests in Oil, Gas or Mineral Leases; and Commodities	3,388,705.0310	209,770.8818	229,240.8688
F.	Industry Concentration	3,374,644.7690	209,677.3260	243,394.6866

22

MFS Technology Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

23

MFS Technology Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

24

MFS Technology Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Matthew Sabel

25

MFS Technology Portfolio

At a special meeting of shareholders of the MFS Technology Portfolio (hereinafter referred to as the “Fund” or the “Portfolio”), which was held on December 1, 2011, the shareholders approved a new investment advisory agreement based on the recommendation of the Board of Trustees. At its July, 2011 meeting, the Board of Trustees (i) approved, and recommended for shareholder approval, the new investment advisory agreement effective January 1, 2012, and (ii) the continuation of the existing investment advisory agreement effective September 1, 2011. The following includes a description of the factors that the Board of Trustees considered and the conclusions that formed the basis of their approval of both the new investment advisory agreement and the continuation of the prior investment advisory agreement.

BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the new investment advisory agreement (the “New Agreement”) between Massachusetts Financial Services Company (“MFS”) and MFS Variable Insurance Trust II (the “Trust”) on behalf of the Portfolio and, beginning on the second anniversary of the initial effective date of the New Agreement, annually approve the continuation of the New Agreement. The Trustees have considered matters bearing on the Portfolio and the then current advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in July 2011 to consider the initial approval of the New Agreement, and to recommend that shareholders approve the New Agreement. The independent Trustees were assisted in their evaluation of the New Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management. The independent Trustees were also assisted in this process by the Portfolio’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the initial approval of the New Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The New Agreement was considered separately for the series of the Trust (collectively, the “Portfolios”), although the Trustees also took into account the common interests of all Portfolios in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and/or shareholder services to be performed by MFS under the New Agreement and other arrangements with the Trust.

In connection with their initial review meeting, the Trustees received and relied upon materials that included, among other items: (i) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (ii) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” would be observed for the Portfolio under the New Agreement, and (iii) a comparison and summary of the differences in the provisions in the New Agreement compared to those in each of the then current investment advisory agreements for the Portfolios. In addition, in connection with the independent Trustees’ meetings in May and July, 2011 (the “contract review meetings”) for the purpose of considering whether to approve the continuation of the then current investment advisory agreements for the Portfolio, the independent Trustees received: (1) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Portfolio for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (2) information provided by Lipper on the Portfolio’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (3) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Portfolio, (4) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (5) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (6) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Portfolio. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the initial approval of the New Agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Portfolio, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Portfolio could reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that

26

MFS Technology Portfolio

Board Approval of New Investment Advisory Agreement – continued

the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Because the portfolio management team managing the Portfolio’s investments under the then current investment advisory agreement will remain the same under the New Agreement for the Portfolio, the Trustees compared the Portfolio’s total return investment performance to the performance of its Lipper performance universe over various time periods, based on information provided by Lipper. The Trustees placed particular emphasis on the total return performance of the Portfolio’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods.

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 3rd quintile for the three-year period and in the 1st quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year. For Portfolios whose performance lagged their peer groups, they discussed the factors that contributed thereto and MFS’ efforts to improve such Portfolios’ performance. After reviewing this information, the Trustees concluded, within the context of their overall conclusions regarding the New Agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Portfolio’s advisory fee, the Trustees considered, among other information, the Portfolio’s advisory fee and the total expense ratio of the Portfolio’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Portfolio, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Portfolio is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate was below the median and total expense ratio was approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio. The Trustees further noted that the New Agreement would reflect MFS’ agreement to reduce the advisory fee on average daily net assets over $1 billion on a permanent basis, and concluded that the breakpoint was sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered whether the Portfolio is likely to benefit from any economies of scale due to future asset growth. In this regard, the Trustees reviewed the adequacy of breakpoints and discussed with MFS any adjustments necessary for the shareholders’ benefit.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Portfolio and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Portfolio and other accounts and products for purposes of estimating profitability.

The Trustees noted that there would be no increase to the net advisory fee arrangement for the Portfolio under the New Agreement when compared to the Portfolio’s then current investment advisory agreement. After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Portfolio under the New Agreement represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Portfolio. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Trust by MFS and its affiliates under agreements and plans other than the New Agreement, including the 12b-1 fees the Portfolio pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and

27

MFS Technology Portfolio

Board Approval of New Investment Advisory Agreement – continued

quality of certain other services MFS performs or arranges on the Portfolio’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Portfolio were satisfactory. The Trustees also considered the benefits to MFS from the use of the Portfolio’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the New Agreement should be approved for an initial two-year period, commencing upon its effective date, as set forth in the New Agreement.

BOARD APPROVAL OF CONTINUATION OF PRIOR INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and other investment companies that the Board oversees as a whole, and for MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

28

MFS Technology Portfolio

Board Approval of Continuation of Prior Investment Advisory Agreement – continued

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five -year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 3rd quintile for the three-year period and in the 1st quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data (which takes into account any reductions or expense limitations) that the Fund’s effective advisory fee rate was below the median and total expense ratio was approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

29

MFS Technology Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

30

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

31

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

32

MFS® Emerging Markets Equity Portfolio

MFS® Variable Insurance Trust II

ANNUAL REPORT

December 31, 2011

FCE-ANN

MFS® EMERGING MARKETS EQUITY PORTFOLIO

The report is prepared for the general information of contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Emerging Markets Equity Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Emerging Markets Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Samsung Electronics Co. Ltd.	5.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.8%
MTN Group Ltd.	1.9%
Petroleo Brasileiro S.A., ADR	1.8%
Vale S.A., ADR	1.8%
China Construction Bank	1.8%
OAO Gazprom, ADR	1.8%
Mr. Price Group Ltd.	1.6%
China Unicom Ltd., ADR	1.6%
Hon Hai Precision Industry Co. Ltd.	1.6%

Equity sectors
Financial Services	23.0%
Technology	13.8%
Retailing	11.6%
Energy	10.4%
Utilities & Communications	10.1%
Basic Materials	7.3%
Special Products & Services	5.4%
Consumer Staples	4.9%
Autos & Housing	4.9%
Leisure	2.6%
Industrial Goods & Services	2.4%
Health Care	1.7%
Transportation	0.7%

Issuer country weightings (x)
Brazil	17.5%
China	12.7%
South Korea	12.2%
Taiwan	7.7%
South Africa	7.4%
India	7.0%
Hong Kong	5.8%
Russia	5.4%
Mexico	5.0%
Other Countries	19.3%

Currency exposure weightings (y)
Hong Kong Dollar	19.2%
Brazilian Real	16.9%
South Korean Won	12.2%
United States Dollar	8.4%
Taiwan Dollar	7.7%
South African Rand	7.4%
Indian Rupee	7.0%
Mexican Peso	5.0%
Indonesian Rupiah	2.3%
Other Currencies	13.9%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s total net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s total net assets.

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS Emerging Markets Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Emerging Markets Equity Portfolio (the “fund”) provided a total return of –18.58%, while Service Class shares of the fund provided a total return of –18.77%. These compare with a return of –18.17% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

Security selection in the basic materials sector was a primary factor that held back performance relative to the MSCI Emerging Markets Index. The fund’s holdings of India-based integrated iron and steel producer Steel Authority of India detracted from relative returns as the stock underperformed the benchmark over the reporting period.

Stock selection in the financial services sector also hindered relative results. Holdings of Russian commercial banking firm Sberbank of Russia, diversified financial services provider Commercial International Bank (Egypt), and Austrian financial services company Erste Group Bank (b) detracted from relative returns as all three stocks turned in weak performance over the reporting period. Shares of Erste Group Bank declined in the second part of the reporting period due, in part, to investors’ concerns about the bank’s exposure to European sovereign debt as well as the bank’s potential losses on non-performing loans issued to Hungarian borrowers.

Elsewhere, holdings of information technology products and electronics maker Acer (h) (Taiwan), Brazilian post-secondary education company Anhanguera Educacional Participacoes, automobile trader and manufacturer Geely Automobile Holdings (Hong Kong), and petrochemical firm Reliance Industries (India) weakened relative returns. Shares of Acer declined in the early portion of the reporting period on worries over weak revenue growth and margin pressure in the first quarter of 2011 as sales in the personal computer market continued to slow. Not holding shares of strong-performing global automaker Hyundai Motor (South Korea), and the timing of the fund’s ownership in shares of outperforming automobile manufacturer Kia Motors (South Korea), were additional factors that negatively impacted relative performance.

Contributors to Performance

Stock selection in the technology and utilities & communications sectors contributed to relative performance. Within the technology sector, the fund’s holdings of electronics company Samsung Electronics (Korea) and semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan) strengthened relative returns as both stocks turned in strong performance over the reporting period. Shares of Samsung Electronics rose as the company posted better-than-expected earnings results attributable to strong sales (surpassing Apple’s iPhone in market share) and operating margins in its Smartphone and semiconductor segments. In light of the firm’s strong performance, management provided positive guidance on revenue projections and its plans to add value through an improved product mix. Shares of Taiwan Semiconductor rallied as the company forecast higher-than-anticipated sales projections for the fourth quarter. Within the utilities & communications sector, holdings of strong-performing Hong Kong-based telecommunications service provider China Unicom (Hong Kong) Ltd. were among the fund’s top relative contributors.

An overweight allocation to the retailing sector also boosted relative performance. The fund’s holdings of footwear manufacturer Stella International Holdings (b) (Hong Kong) and discount store chain E-Mart (South Korea) benefited relative returns as both stocks appreciated over the reporting period.

3

MFS Emerging Markets Equity Portfolio

Management Review – continued

Top relative contributors in other sectors included automotive parts manufacturer Mando Corp. (South Korea), conglomerate First Pacific Co. (b) (Hong Kong), casino resorts operator Sands China (b) (Hong Kong), and construction, concrete, and cement company Anhui Conch Cement (China).

The fund’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Respectfully,

Jose Luis Garcia	Robert Lau
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Emerging Markets Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/05/96	(18.58)%	0.70%	13.38%
Service Class	8/24/01	(18.77)%	0.45%	13.10%

Comparative benchmark
MSCI Emerging Markets Index (f)		(18.17)%	2.70%	14.20%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI Emerging Markets Index – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Emerging Markets Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	1.36%	$1,000.00	$813.33	$6.22
	Hypothetical (h)	1.36%	$1,000.00	$1,018.35	$6.92
Service Class	Actual	1.61%	$1,000.00	$812.31	$7.35
	Hypothetical (h)	1.61%	$1,000.00	$1,017.09	$8.19

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Emerging Markets Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.8%
Aerospace – 0.4%
Embraer S.A., ADR	18,350	$462,787

Airlines – 0.7%
Copa Holdings S.A., “A”	6,047	$354,777
Grupo Aeroportuario del Sureste S.A. de C.V., ADR	9,790	547,653

		$902,430

Alcoholic Beverages – 1.0%
Companhia de Bebidas das Americas, ADR	35,185	$1,269,827

Apparel Manufacturers – 4.7%
Arezzo Industria e Comercio S.A.	45,650	$567,795
Cia.Hering S.A.	30,300	527,296
Li & Fung Ltd.	660,000	1,222,002
O’Key Group S.A., GDR	201,750	1,381,988
Stella International Holdings	680,500	1,479,005
Top Glove Corp.	450,700	710,883

		$5,888,969

Automotive – 3.2%
Geely Automobile Holdings Ltd.	2,280,000	$499,060
Guangzhou Automobile Group Co. Ltd., “H”	612,000	510,617
Kia Motors Corp. (a)	30,130	1,746,816
Mando Corp. (a)	6,899	1,233,675

		$3,990,168

Brokerage & Asset Managers – 2.1%
BM&F Bovespa S.A.	240,200	$1,262,008
Bolsa Mexicana de Valores S.A. de C.V.	435,100	699,979
CETIP S.A.-Balcao Organizado de Ativos e Derivativos	49,500	715,199

		$2,677,186

Business Services – 2.9%
Cielo S.A.	15,696	$405,601
Infosys Technologies Ltd., ADR	38,359	1,970,885
LPS Brasil-Consultoria de Imoveis S.A.	41,300	575,687
Multiplus S.A.	20,520	354,789
Redecard S.A.	20,000	312,988

		$3,619,950

Cable TV – 1.7%
Dish TV India Ltd. (a)	433,266	$479,730
Naspers Ltd.	38,668	1,685,838

		$2,165,568

Computer Software – 0.3%
Totvs S.A.	23,500	$419,038

Computer Software – Systems – 2.1%
Hon Hai Precision Industry Co. Ltd.	720,256	$1,971,968
NICE Systems Ltd., ADR (a)	20,650	711,393

		$2,683,361

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Conglomerates – 1.4%
Alfa S.A de C.V., “A”	18,920	$206,084
First Pacific Co. Ltd.	1,508,800	1,569,684

		$1,775,768

Construction – 1.7%
Anhui Conch Cement Co. Ltd.	253,000	$750,863
Corporacion GEO S.A.B. de C.V., “B” (a)	191,270	237,945
Corporacion Moctezuma S.A. de C.V.	195,900	400,372
Duratex S.A.	786	3,759
PDG Realty S.A.	105,200	332,760
Urbi Desarrollos Urbanos S.A. de C.V. (a)	361,179	411,010

		$2,136,709

Consumer Products – 2.3%
Dabur India Ltd.	737,321	$1,380,785
Hengan International Group Co. Ltd.	118,500	1,108,468
Kimberly-Clark de Mexico S.A. de C.V., “A”	63,370	341,765

		$2,831,018

Consumer Services – 1.1%
Anhanguera Educacional Participacoes S.A.	80,300	$865,316
Kroton Educacional S.A., IEU (a)	51,596	508,699

		$1,374,015

Electronics – 10.3%
Samsung Electronics Co. Ltd.	7,367	$6,765,873
Seoul Semiconductor Co. Ltd. (a)	25,041	456,477
Siliconware Precision Industries Co. Ltd.	2,009,000	1,798,075
Taiwan Semiconductor Manufacturing Co. Ltd.	1,379,258	3,452,814
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	31,911	411,971

		$12,885,210

Energy – Independent – 6.1%
Bankers Petroleum Ltd. (a)	111,307	$485,107
China Shenhua Energy Co. Ltd.	282,000	1,223,624
CNOOC Ltd.	646,000	1,129,539
INPEX Corp.	178	1,121,606
Oil & Natural Gas Corp. Ltd.	70,703	341,632
Reliance Industries Ltd.	139,624	1,821,909
Turkiye Petrol Rafinerileri AS	72,936	1,540,562

		$7,663,979

Energy – Integrated – 3.6%
OAO Gazprom, ADR	206,944	$2,206,023
Petroleo Brasileiro S.A., ADR	92,812	2,306,378

		$4,512,401

7

MFS Emerging Markets Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Beverages – 1.6%
Embotelladoras Arca S.A. de C.V.	67,076	$285,614
M. Dias Branco S.A. Industria e Comercio de Alimentos	33,500	856,695
Tiger Brands Ltd.	29,878	926,984

		$2,069,293

Food & Drug Stores – 1.2%
CP All PLC	429,600	$704,653
Dairy Farm International Holdings Ltd.	79,200	738,936

		$1,443,589

Gaming & Lodging – 0.5%
Minor International PLC	542,700	$192,654
Sands China Ltd. (a)	173,600	490,629

		$683,283

General Merchandise – 5.1%
Bim Birlesik Magazalar A.S.	10,137	$281,026
Clicks Group Ltd.	258,440	1,480,038
E-Mart Co. Ltd. (a)	6,379	1,544,914
Lojas Renner S.A.	19,900	516,477
Mr. Price Group Ltd.	206,558	2,041,899
Shinsegae Co. Ltd. (a)	2,263	481,280

		$6,345,634

Insurance – 1.9%
Brazil Insurance Participacoes e Administracao S.A.	106,700	$972,470
China Pacific Insurance Co. Ltd.	488,600	1,390,320

		$2,362,790

Machinery & Tools – 2.0%
BEML Ltd.	20,062	$171,947
Glory Ltd.	29,300	630,767
Sinotruk Hong Kong Ltd.	1,348,500	753,546
TK Corp. (a)	49,047	1,013,297

		$2,569,557

Major Banks – 3.0%
Bank of China Ltd.	4,968,000	$1,829,434
Erste Group Bank AG	22,626	396,280
Standard Chartered PLC	69,493	1,520,210

		$3,745,924

Medical & Health Technology & Services – 1.2%
Diagnosticos da America S.A.	111,200	$924,058
Fleury S.A.	52,200	598,890

		$1,522,948

Metals & Mining – 5.3%
Companhia Siderurgica Nacional S.A., ADR	42,790	$350,022
Gerdau S.A., ADR	46,670	364,493
Grupo Mexico S.A.B. de C.V., “B”	188,917	493,726
Maanshan Iron & Steel Co. Ltd.	956,000	306,495
Mining & Metallurgical Co. Norilsk Nickel, ADR	47,686	730,073

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Metals & Mining – continued
MOIL Ltd.	112,749	$482,270
POSCO	1,774	587,791
Steel Authority of India Ltd.	419,556	643,891
Ternium S.A., ADR	22,560	414,878
Vale S.A., ADR	105,998	2,273,657

		$6,647,296

Network & Telecom – 1.1%
HTC Corp.	32,253	$529,401
Vtech Holdings Ltd.	89,500	896,544

		$1,425,945

Oil Services – 0.7%
Tenaris S.A., ADR	22,339	$830,564

Other Banks & Diversified Financials – 14.5%
Banco Santander Chile, ADR	3,770	$285,389
Banco Santander S.A., IEU	105,900	849,357
Bancolombia S.A., ADR	4,811	286,543
Bangkok Bank Public Co. Ltd.	273,700	1,422,719
Bank Negara Indonesia PT	2,648,500	1,109,931
China Construction Bank	3,172,670	2,214,080
Chinatrust Financial Holding Co. Ltd.	1,557,088	971,927
CIMB Group Holdings Berhad	627,200	1,472,040
Commercial International Bank, GDR	163,050	490,781
Credicorp Ltd.	9,080	993,988
CSU Cardsystem S.A.	188,505	464,883
Hana Financial Group, Inc.	46,280	1,428,172
Housing Development Finance Corp. Ltd.	67,679	830,997
ICICI Bank Ltd.	50,491	650,949
Itau Unibanco Multiplo S.A., ADR	29,802	553,125
Komercni Banka A.S.	10,287	1,733,887
Sberbank of Russia	855,780	1,911,378
Turkiye Garanti Bankasi A.S.	171,033	532,855

		$18,203,001

Pharmaceuticals – 0.5%
Genomma Lab Internacional S.A., “B” (a)	316,800	$612,274

Precious Metals & Minerals – 0.7%
Gold Fields Ltd.	55,488	$851,070

Real Estate – 1.5%
Asian Property Development PLC	2,210,300	$347,483
Brasil Brokers Participacoes	226,500	677,587
Hang Lung Properties Ltd.	305,000	867,883

		$1,892,953

Restaurants – 0.4%
Ajisen China Holdings Ltd.	424,000	$466,768

Specialty Chemicals – 1.3%
Chugoku Marine Paints Ltd.	124,000	$768,455
Formosa Plastics Corp.	216,000	576,399
Mexichem S.A.B de C.V.	95,600	300,816

		$1,645,670

8

MFS Emerging Markets Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – 0.6%
GOME Electrical Appliances Holdings Ltd.	1,995,000	$462,364
PT Mitra Adiperkasa Tbk	577,000	327,714

		$790,078

Telecommunications – Wireless – 4.6%
America Movil S.A.B. de C.V., “L”, ADR	76,304	$1,724,470
China Mobile Ltd.	73,500	718,287
Mobile TeleSystems OJSC, ADR	39,012	572,696
MTN Group Ltd.	132,684	2,356,560
Tim Participacoes S.A., ADR	17,177	443,167

		$5,815,180

Telephone Services – 3.4%
China Unicom Ltd.	290,000	$610,125
China Unicom Ltd., ADR	95,950	2,027,424
Empresa Nacional de Telecomunicaciones S.A.	14,069	261,339
PT XL Axiata Tbk	2,782,500	1,388,565

		$4,287,453

Utilities – Electric Power – 2.1%
Aguas Andinas S.A.	895,768	$513,838
Eletropaulo Metropolitana S.A., IPS	22,320	436,767
Enersis S.A., ADR	23,732	418,395
Manila Water Co., Inc.	1,552,000	686,553
Tractebel Energia S.A.	34,880	560,249

		$2,615,802

Total Common Stocks (Identified Cost, $127,412,308)		$124,085,456

Issuer	Strike Price		First Exercise	Shares/Par	Value ($)

RIGHTS – 0.0%
Consumer Services – 0.0%
Kroton Educacional S.A. (1 share for 1 right) (Identified Cost, $0) (a)	BRL	17.50	12/19/11	20,440	$5,808

MONEY MARKET FUNDS – 1.1%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)				1,374,005	$1,374,005

Total Investments (Identified Cost, $128,786,313)					$125,465,269

OTHER ASSETS, LESS LIABILITIES – 0.1%					80,961

Net Assets – 100.0%					$125,546,230

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

GDR	Global Depository Receipt

IEU	International Equity Unit

IPS	International Preference Stock

PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

BRL	Brazilian Real

See Notes to Financial Statements

9

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $127,412,308)	$124,091,264
Underlying affiliated funds, at cost and value	1,374,005
Total investments, at value (identified cost, $128,786,313)	$125,465,269
Cash	1,339
Foreign currency, at value (identified cost, $2,899)	2,899
Receivables for
Fund shares sold	279,224
Interest and dividends	97,123
Other assets	4,033
Total assets		$125,849,887
Liabilities
Payables for
Investments purchased	$76,953
Fund shares reacquired	70,367
Payable to affiliates
Investment adviser	11,158
Shareholder servicing costs	93
Distribution and/or service fees	751
Payable for Trustees’ compensation	233
Deferred country tax expense payable	21,892
Accrued expenses and other liabilities	122,210
Total liabilities		$303,657
Net assets		$125,546,230
Net assets consist of
Paid-in capital	$122,251,901
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $21,892 deferred country tax)	(3,344,685)
Accumulated net realized gain (loss) on investments and foreign currency transactions	5,255,504
Undistributed net investment income	1,383,510
Net assets		$125,546,230
Shares of beneficial interest outstanding		9,107,554

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$88,928,002	6,423,161	$13.84
Service Class	36,618,228	2,684,393	13.64

See Notes to Financial Statements

10

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Dividends	$3,855,263
Interest	1,482
Dividends from underlying affiliated funds	1,810
Foreign taxes withheld	(323,183)
Total investment income		$3,535,372
Expenses
Management fee	$1,409,081
Distribution and/or service fees	94,052
Shareholder servicing costs	14,568
Administrative services fee	45,266
Trustees’ compensation	15,714
Custodian fee	223,739
Shareholder communications	7,211
Auditing fees	70,483
Legal fees	5,403
Miscellaneous	32,166
Total expenses		$1,917,683
Fees paid indirectly	(32)
Net expenses		$1,917,651
Net investment income		$1,617,721
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $17,913 country tax)	$5,394,355
Foreign currency transactions	(197,991)
Net realized gain (loss) on investments and foreign currency transactions		$5,196,364
Change in unrealized appreciation (depreciation)
Investments (net of $119,540 decrease in deferred country tax)	$(33,417,831)
Translation of assets and liabilities in foreign currencies	(2,566)
Net unrealized gain (loss) on investments and foreign currency translation		$(33,420,397)
Net realized and unrealized gain (loss) on investments and foreign currency		$(28,224,033)
Change in net assets from operations		$(26,606,312)

See Notes to Financial Statements

11

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$1,617,721	$877,095
Net realized gain (loss) on investments and foreign currency transactions	5,196,364	11,148,151
Net unrealized gain (loss) on investments and foreign currency translation	(33,420,397)	13,172,678
Change in net assets from operations	$(26,606,312)	$25,197,924
Distributions declared to shareholders
From net investment income	$(662,107)	$(710,049)
From net realized gain on investments	(5,626,393)	—
Total distributions declared to shareholders	$(6,288,500)	$(710,049)
Change in net assets from fund share transactions	$21,979,094	$15,585,410
Total change in net assets	$(10,915,718)	$40,073,285
Net assets
At beginning of period	136,461,948	96,388,663
At end of period (including undistributed net investment income of $1,383,510 and $643,800, respectively)	$125,546,230	$136,461,948

See Notes to Financial Statements

12

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$17.88	$14.54	$8.88	$26.15	$24.52
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.13	$0.14	$0.33	$0.30
Net realized and unrealized gain (loss) on investments and foreign currency	(3.46)	3.31	5.80	(11.19)	7.13
Total from investment operations	$(3.25)	$3.44	$5.94	$(10.86)	$7.43
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.10)	$(0.28)	$(0.27)	$(0.55)
From net realized gain on investments	(0.70)	—	—	(6.14)	(5.25)
Total distributions declared to shareholders	$(0.79)	$(0.10)	$(0.28)	$(6.41)	$(5.80)
Net asset value, end of period (x)	$13.84	$17.88	$14.54	$8.88	$26.15
Total return (%) (k)(r)(s)(x)	(18.58)	23.82	68.58	(55.11)	35.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.36	1.55	1.71	1.85	1.55
Expenses after expense reductions (f)	1.36	1.40	1.40	1.61	N/A
Net investment income	1.28	0.86	1.24	1.94	1.22
Portfolio turnover	34	39	66	93	96
Net assets at end of period (000 omitted)	$88,928	$99,316	$71,026	$33,411	$94,193

Service Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$17.64	$14.36	$8.76	$25.88	$24.33
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.09	$0.11	$0.29	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(3.40)	3.28	5.73	(11.06)	7.07
Total from investment operations	$(3.24)	$3.37	$5.84	$(10.77)	$7.30
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.09)	$(0.24)	$(0.21)	$(0.50)
From net realized gain on investments	(0.70)	—	—	(6.14)	(5.25)
Total distributions declared to shareholders	$(0.76)	$(0.09)	$(0.24)	$(6.35)	$(5.75)
Net asset value, end of period (x)	$13.64	$17.64	$14.36	$8.76	$25.88
Total return (%) (k)(r)(s)(x)	(18.77)	23.54	68.13	(55.23)	35.38
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.80	1.95	2.10	1.81
Expenses after expense reductions (f)	1.61	1.65	1.65	1.86	N/A
Net investment income	1.02	0.62	0.93	1.70	0.96
Portfolio turnover	34	39	66	93	96
Net assets at end of period (000 omitted)	$36,618	$37,146	$25,363	$9,342	$23,614

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Emerging Markets Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Emerging Markets Equity Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an

14

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
Brazil	$21,737,631	$—	$—	$21,737,631
China	16,001,016	—	—	16,001,016
South Korea	12,923,689	2,334,606	—	15,258,295
Taiwan	9,712,555	—	—	9,712,555
South Africa	3,521,937	5,820,452	—	9,342,389
India	8,774,994	—	—	8,774,994
Hong Kong	7,264,683	—	—	7,264,683
Russia	4,890,779	1,911,378	—	6,802,157
Mexico	5,861,335	400,372	—	6,261,707
Other Countries	21,294,767	1,641,070	—	22,935,837
Mutual Funds	1,374,005	—	—	1,374,005
Total Investments	$113,357,391	$12,107,878	$—	$125,465,269

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

15

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains)	$810,319	$710,049
Long-term capital gain	5,478,181	—
Total distributions	$6,288,500	$710,049

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$129,152,091
Gross appreciation	14,415,884
Gross depreciation	(18,102,706)
Net unrealized appreciation (depreciation)	$(3,686,822)
Undistributed ordinary income	2,230,466
Undistributed long-term capital gain	4,785,127
Other temporary differences	(34,442)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$526,690	$542,071	$4,031,341	$—
Service Class	135,417	167,978	1,595,052	—
Total	$662,107	$710,049	$5,626,393	$—

16

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	1.05%
Average daily net assets in excess of $500 million	1.00%

The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 1.05% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.40% of average daily net assets for the Initial Class shares and 1.65% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2013. For the year ended December 31, 2011, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2011, the fee was $14,546, which equated to 0.0108% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2011, these costs amounted to $22.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0337% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,228 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

17

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $61,226,974 and $44,988,605, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,330,112	$21,129,082	1,292,090	$19,587,990
Service Class	1,005,433	15,977,133	1,105,275	16,898,112
	2,335,545	$37,106,215	2,397,365	$36,486,102
Shares issued to shareholders in reinvestment of distributions
Initial Class	300,463	$4,558,031	35,546	$542,071
Service Class	115,673	1,730,469	11,147	167,978
	416,136	$6,288,500	46,693	$710,049
Shares reacquired
Initial Class	(762,765)	$(12,544,649)	(657,613)	$(9,982,626)
Service Class	(542,955)	(8,870,972)	(776,271)	(11,628,115)
	(1,305,720)	$(21,415,621)	(1,433,884)	$(21,610,741)
Net change
Initial Class	867,810	$13,142,464	670,023	$10,147,435
Service Class	578,151	8,836,630	340,151	5,437,975
	1,445,961	$21,979,094	1,010,174	$15,585,410

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $1,040 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	717,813	37,740,568	(37,084,376)	1,374,005

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,810	$1,374,005

18

MFS Emerging Markets Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Emerging Markets Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Markets Equity Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Equity Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

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MFS Emerging Markets Equity Portfolio

RESULTS OF SHAREHOLDER MEETING (unaudited)

At a special meeting of shareholders of MFS Emerging Markets Equity Portfolio, which was held on December 1, 2011, the following actions were taken for which shareholders of all series of MFS Variable Insurance Trust II voted together as a single class with respect to Item 1 and shareholders of MFS Emerging Markets Equity Portfolio voted as a separate class with respect to Items 2 and 3:

Item 1: Election of ten Trustees as members of the Board of Trustees of the Trust effective January 1, 2012:

	Number of Shares
	For	Withheld Authority
Robert E. Butler	681,916,712.8686	46,472,894.9218
Maureen R. Goldfarb	682,835,794.8512	45,553,812.9392
David H. Gunning	681,500,267.3085	46,889,340.4819
William R. Gutow	681,050,223.5547	47,339,384.2357
Michael Hegarty	682,477,088.8584	45,912,518.9320
John P. Kavanaugh	683,794,425.4269	44,595,182.3635
Robert J. Manning	682,699,559.7374	45,690,048.0530
J. Dale Sherratt	681,362,743.0513	47,026,864.7391
Laurie J. Thomsen	683,408,094.0000	44,981,513.7904
Robert W. Uek	681,424,852.0247	46,964,755.7657

Item 2: To approve a new investment advisory agreement dated January 1, 2012, between the Trust, on behalf of MFS Emerging Markets Equity Portfolio, and MFS:

Number of Shares
For	Against	Withheld Authority
7,559,655.3393	345,911.7359	610,814.6511

Item 3: To approve revisions to and restatements of certain fundamental investment restrictions of MFS Emerging Markets Equity Portfolio effective January 1, 2012 as detailed below:

		Number of Shares
		For	Against	Withheld Authority
A.	Borrowing	7,122,953.4945	640,963.9162	752,464.3156
B.	Underwriting Securities	7,406,491.8577	353,709.2829	756,180.5857
C.	Issuance of Senior Securities	7,521,744.0410	346,674.9782	647,962.7071
D.	Lending of Money or Securities	7,123,640.3524	646,427.1193	746,314.2546
E.	Purchases or Sales of Real Estate; Interests in Oil, Gas or Mineral Leases; and Commodities	7,652,756.3372	239,765.8718	623,859.5173
F.	Industry Concentration	7,529,553.2222	317,862.3950	668,966.1091

20

MFS Emerging Markets Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

21

MFS Emerging Markets Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

22

MFS Emerging Markets Equity Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Jose Luis Garcia Robert Lau

23

MFS Emerging Markets Equity Portfolio

At a special meeting of shareholders of the MFS Emerging Markets Equity Portfolio (hereinafter referred to as the “Fund” or the “Portfolio”), which was held on December 1, 2011, the shareholders approved a new investment advisory agreement based on the recommendation of the Board of Trustees. At its July, 2011 meeting, the Board of Trustees (i) approved, and recommended for shareholder approval, the new investment advisory agreement effective January 1, 2012, and (ii) the continuation of the existing investment advisory agreement effective September 1, 2011. The following includes a description of the factors that the Board of Trustees considered and the conclusions that formed the basis of their approval of both the new investment advisory agreement and the continuation of the prior investment advisory agreement.

BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the new investment advisory agreement (the “New Agreement”) between Massachusetts Financial Services Company (“MFS”) and MFS Variable Insurance Trust II (the “Trust”) on behalf of the Portfolio and, beginning on the second anniversary of the initial effective date of the New Agreement, annually approve the continuation of the New Agreement. The Trustees have considered matters bearing on the Portfolio and the then current advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in July 2011 to consider the initial approval of the New Agreement, and to recommend that shareholders approve the New Agreement. The independent Trustees were assisted in their evaluation of the New Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management. The independent Trustees were also assisted in this process by the Portfolio’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the initial approval of the New Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The New Agreement was considered separately for the series of the Trust (collectively, the “Portfolios”), although the Trustees also took into account the common interests of all Portfolios in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and/or shareholder services to be performed by MFS under the New Agreement and other arrangements with the Trust.

In connection with their initial review meeting, the Trustees received and relied upon materials that included, among other items: (i) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (ii) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” would be observed for the Portfolio under the New Agreement, and (iii) a comparison and summary of the differences in the provisions in the New Agreement compared to those in each of the then current investment advisory agreements for the Portfolios. In addition, in connection with the independent Trustees’ meetings in May and July, 2011 (the “contract review meetings”) for the purpose of considering whether to approve the continuation of the then current investment advisory agreements for the Portfolio, the independent Trustees received: (1) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Portfolio for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (2) information provided by Lipper on the Portfolio’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (3) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Portfolio, (4) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (5) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (6) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Portfolio. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the initial approval of the New Agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Portfolio, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Portfolio could reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that

24

MFS Emerging Markets Equity Portfolio

Board Approval of New Investment Advisory Agreement – continued

the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Because the portfolio management team managing the Portfolio’s investments under the then current investment advisory agreement will remain the same under the New Agreement for the Portfolio, the Trustees compared the Portfolio’s total return investment performance to the performance of its Lipper performance universe over various time periods, based on information provided by Lipper. The Trustees placed particular emphasis on the total return performance of the Portfolio’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods.

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 3rd quintile for the three-year period and in the 4th quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year. For Portfolios whose performance lagged their peer groups, they discussed the factors that contributed thereto and MFS’ efforts to improve such Portfolios’ performance. After reviewing this information, the Trustees concluded, within the context of their overall conclusions regarding the New Agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Portfolio’s advisory fee, the Trustees considered, among other information, the Portfolio’s advisory fee and the total expense ratio of the Portfolio’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Portfolio, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Portfolio is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate was below the median and total expense ratio was above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio. The Trustees further noted that the New Agreement would reflect MFS’ agreement to observe a lower advisory fee and to reduce the advisory fee on average daily net assets over $500 million on a permanent basis, and concluded that the breakpoint was sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered whether the Portfolio is likely to benefit from any economies of scale due to future asset growth. In this regard, the Trustees reviewed the adequacy of breakpoints and discussed with MFS any adjustments necessary for the shareholders’ benefit.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Portfolio and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Portfolio and other accounts and products for purposes of estimating profitability.

The Trustees noted that there would be no increase to the net advisory fee arrangement for the Portfolio under the New Agreement when compared to the Portfolio’s then current investment advisory agreement. After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Portfolio under the New Agreement represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Portfolio. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Trust by MFS and its affiliates under agreements and plans other than the New Agreement, including the 12b-1

25

MFS Emerging Markets Equity Portfolio

Board Approval of New Investment Advisory Agreement – continued

fees the Portfolio pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Portfolio’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Portfolio were satisfactory. The Trustees also considered the benefits to MFS from the use of the Portfolio’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the New Agreement should be approved for an initial two-year period, commencing upon its effective date, as set forth in the New Agreement.

BOARD APPROVAL OF CONTINUATION OF PRIOR INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and other investment companies that the Board oversees as a whole, and for MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than

26

MFS Emerging Markets Equity Portfolio

Board Approval of Continuation of Prior Investment Advisory Agreement – continued

others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five -year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 3rd quintile for the three-year period and in the 4th quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data (which takes into account any reductions or expense limitations) that the Fund’s effective advisory fee rate was below the median and total expense ratio was above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

27

MFS Emerging Markets Equity Portfolio

Board Approval of Continuation of Prior Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

28

MFS Emerging Markets Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $6,026,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $3,840,532. The fund intends to pass through foreign tax credits of $350,534 for the fiscal year.

29

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

31

MFS® Global Tactical

Allocation Portfolio

MFS® Variable Insurance Trust II

ANNUAL REPORT

December 31, 2011

WTS-ANN

MFS® GLOBAL TACTICAL ALLOCATION PORTFOLIO

The report is prepared for the general information of contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Tactical Allocation Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Global Tactical Allocation Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

		Active Security Selection (a)		Tactical Overlay (b)	Net Market Exposure (c)
Fixed Income	U.S.	19.5%		0.8%	20.3%
	United Kingdom	4.8%		4.2%	9.0%
	Europe ex-U.K.	14.7%		(10.1)%	4.6%
	Japan	7.2%		(3.3)%	3.9%
	Emerging Markets	3.3%		0.0%	3.3%
	North America ex-U.S.	3.5%		(3.6)%	(0.1)%
	Asia/Pacific ex-Japan	1.8%		(2.4)%	(0.6)%
	Total	54.8%		(14.4)%	40.4%
Equity	U.S. Large Cap	15.6%		(2.2)%	13.4%
	Europe ex-U.K.	6.7%		5.2%	11.9%
	United Kingdom	5.4%		2.7%	8.1%
	Emerging Markets	0.8%		5.9%	6.7%
	Japan	4.7%		(0.3)%	4.4%
	U.S. Small/Mid Cap	0.8%		0.0%	0.8%
	North America ex-U.S.	0.3%		(3.0)%	(2.7)%
	Asia/Pacific ex-Japan	0.2%		(4.7)%	(4.5)%
	Total	34.5%		3.6%	38.1%
Real Estate Related	Non-U.S.	0.3%		0.0%	0.3%
	U.S.	0.3%		0.0%	0.3%
	Total	0.6%		0.0%	0.6%
Cash	Cash & Equivalents (d)	7.3%		2.7%	10.0%
	Derivative Offsets (e)	0.0%	(o)	10.9%	10.9%
	Total	7.3%		13.6%	20.9%
	Total Net Exposure Summary	97.2%		2.8%	100.0%

Strategic Allocation Targets & Net Exposure Ranges
Asset Class	Target (w)	Ranges (z)
Equities	35%	0 to 70%
Fixed Income, Cash and Cash Equivalents	65%	30 to 100%

Top ten holdings (c)
UK Long Gilt Bond 10 Yr Future MAR 2012	4.1%
IBEX 35 Index Future JAN 2012	2.7%
FTSE 100 Index Future MAR 2012	2.7%
Hang Seng Index Future JAN 2012	(2.1)%
S&P 500 E-Mini Future MAR 2012	(2.1)%
Australian Treasury 10 Yr Future MAR 2012	(2.4)%
S&P TSE 60 Index Future MAR 2012	(3.0)%
Japan Govt Bond 10 Yr Future MAR 2012	(3.3)%
Govt of Canada Bond 10 Yr Future MAR 2012	(3.6)%
German Bund 10 Yr Future MAR 2012	(10.0)%

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the market value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Equivalents includes cash, other assets (excluding interest receivables) less liabilities, short term securities, and the unrealized gain or loss in connection with all forward currency exchange contracts.
(e)	Derivative Offsets represent the offsetting of the leverage produced by the fund’s derivative positions.
(o)	Less than 0.1%.
(w)	The strategic asset class allocations have been selected for investment over longer time periods. The actual strategic asset class weightings can deviate due to market movements and cash flows.
(z)	The fund’s net exposures to the asset classes referenced will normally fall within theses ranges after taking into account the tactical overlay.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The market value of derivatives may be different.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Tactical Allocation Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Global Tactical Allocation Portfolio (the “fund”) provided a total return of 1.55%, while Service Class shares of the fund provided a total return of 1.29%. These compare with a return of 5.64% for the fund’s benchmark, the Barclays Capital Global Aggregate Bond Index. The fund’s other benchmarks, the Morgan Stanley Capital International (MSCI) World Index and the MFS Global Tactical Allocation Blended Index (the “Blended Index”), generated total returns of –5.02% and 2.01%, respectively. The Blended Index reflects the blended returns of equity and fixed income indices, with percentage allocations to each index designed to resemble the strategic allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

The fund’s investment objective is to seek total return. MFS seeks to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of a combination of debt instruments and equity securities and (2) a tactical asset allocation overlay primarily using derivative instruments to manage the fund’s exposure to asset classes (e.g. equity and fixed income), markets (e.g. U.S. and foreign countries), and currencies (e.g. U.S. dollar and Japanese yen). MFS may also use derivatives, such as futures, forward contracts, and options, to seek to limit the fund’s exposure to certain extreme market events.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

Within the equity portion of the fund, stock selection in the technology sector, led by holdings of information technology products and electronics maker Acer(b)(h) (Taiwan), mobile phone maker Nokia (Finland), and Japanese copy machine manufacturer Konica Minolta Holdings, held back performance relative to the MSCI World Index. Other top individual detractors included holdings of global financial services provider Bank of New York Mellon, investment banking firm Goldman Sachs, insurance company MetLife, retailer Esprit Holdings (Hong Kong), securities brokerage firm Daiwa Securities (Japan), and Swiss offshore drilling contractor Transocean(b). Not holding shares of strong-performing computer maker Apple also dampened relative results.

Within the fixed income portion of the fund, a greater exposure to “BBB” and “BB” rated(r) securities detracted from returns relative to the Barclays Capital Global Aggregate Index as these credit quality sectors underperformed higher-rated securities over the reporting period.

During the reporting period, the fund’s tactical overlay held back relative performance led by negative contributions from currency allocation, particularly via holdings of currency forward contracts, and top-level allocation within stock and bond markets. Within currency allocation, short positions in both the Australian dollar and Japanese yen hurt results. The fund’s short position in the Swiss Franc in the third quarter was another relative detractor as the Franc rallied. During the fourth quarter, the fund’s long position in the New Zealand dollar also dampened results as the currency weakened relative to the U.S. dollar.

An overweight allocation to equity securities and an underweight allocation to bonds hindered performance. Within equities, the fund’s exposure to developed European countries dampened results as Europe’s mounting sovereign debt crisis put pressure on these developed nations.

3

MFS Global Tactical Allocation Portfolio

Management Review – continued

Contributors to Performance

Within the equity portion of the fund, a combination of an underweight position and stock selection in the basic materials sector benefited performance relative to the MSCI World Index. No individual securities within this sector were among the fund’s top relative contributors during the reporting period.

An overweight position and stock selection in the health care sector were also positive factors for relative results. An overweight position in strong-performing pharmaceutical firm GlaxoSmithKline (United Kingdom) and pharmaceutical and medical products maker Abbott Laboratories helped relative performance.

The fund’s overweight position in the consumer staples sector bolstered relative results. Holdings of tobacco distributors Philip Morris International, Japan Tobacco (Japan), and British American Tobacco (United Kingdom) aided relative performance as all three stocks outperformed the benchmark over the reporting period.

Individual securities in other sectors that contributed to relative performance included defense contractor Lockheed Martin, voice and data communications services company Vodafone Group, telecommunications company KDDI (Japan), and global payments technology company MasterCard. The fund’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Within the fixed income portion of the fund, yield curve(y) positioning in the United States, particularly a greater exposure to the middle (centered around maturities of 7 years) and long end (centered around maturities of 10 years or more) of the curve, benefited performance relative to the Barclays Capital Global Aggregate Bond Index as the yield curve flattened during the reporting period. The fund’s avoidance of Portugal-based securities, which underperformed the benchmark, also aided relative returns. The fund’s return from yield, which was greater than that of the benchmark, was another positive factor for relative results.

As part of the tactical overlay, short exposures to Canada, Australia, and Japan, via equity index futures, helped performance as all three equity markets performed poorly over the reporting period.

Respectfully,

Nevin Chitkara	Steven Gorham	Richard Hawkins	Benjamin Nastou
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Natalie Shapiro	Benjamin Stone	Erik Weisman	Barnaby Wiener
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Linda Zhang
Portfolio Manager

Note to Contract Owners: Effective May 1, 2011, Linda Zhang became a co-manager of the fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Tactical Allocation Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	11/07/94	1.55%	2.59%	7.19%
Service Class	8/24/01	1.29%	2.34%	6.93%

Comparative benchmarks
Barclays Capital Global Aggregate Bond Index (f)		5.64%	6.46%	7.16%
MSCI World Index (f)		(5.02)%	(1.82)%	4.15%
MFS Global Tactical Allocation Blended Index (f)(y)		2.01%	3.33%	5.32%
Barclays Capital Global Aggregate Bond Index Hedged (f)		5.40%	5.20%	5.03%
(f)	Source: FactSet Research Systems Inc.
(y)	The MFS Global Tactical Allocation Blended Index is at a point in time and allocations during the period can change. As of December 31, 2011, the blended index was comprised of 35% MSCI World Index, 54% Barclays Capital Global Aggregate Bond Index Hedged, and 11% Barclays Capital Global Aggregate Bond Index.

Benchmark Definitions

Barclays Capital Global Aggregate Bond Index – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Barclays Capital Global Aggregate Bond Index Hedged – provides a broad-based measure of the currency-hedged performance of global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

MSCI World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

5

MFS Global Tactical Allocation Portfolio

Performance Summary – continued

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Global Tactical Allocation Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	0.79%	$1,000.00	$969.72	$3.92
	Hypothetical (h)	0.79%	$1,000.00	$1,021.22	$4.02
Service Class	Actual	1.04%	$1,000.00	$968.17	$5.16
	Hypothetical (h)	1.04%	$1,000.00	$1,019.96	$5.30

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS Global Tactical Allocation Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 34.7%
Aerospace – 1.9%
Cobham PLC	616,217	$1,748,471
Honeywell International, Inc.	73,650	4,002,878
Lockheed Martin Corp. (s)	99,160	8,022,044
Northrop Grumman Corp.	26,150	1,529,252
United Technologies Corp.	55,250	4,038,223

		$19,340,868

Alcoholic Beverages – 0.7%
Heineken N.V.	143,639	$6,631,157

Automotive – 0.3%
Johnson Controls, Inc.	53,430	$1,670,222
USS Co. Ltd.	16,590	1,500,148

		$3,170,370

Broadcasting – 1.1%
Fuji Television Network, Inc.	1,068	$1,619,275
Nippon Television Network Corp.	11,500	1,760,036
Omnicom Group, Inc.	57,180	2,549,084
Viacom, Inc., “B”	40,880	1,856,361
Walt Disney Co.	89,930	3,372,375

		$11,157,131

Brokerage & Asset Managers – 0.6%
Blackrock, Inc.	16,293	$2,904,064
Computershare Ltd.	137,639	1,127,625
Daiwa Securities Group, Inc.	498,000	1,552,813

		$5,584,502

Business Services – 1.5%
Accenture PLC, “A”	70,150	$3,734,085
Amadeus IT Holding S.A.	125,677	2,030,246
Bunzl PLC	168,466	2,305,180
Compass Group PLC	340,130	3,220,493
Dun & Bradstreet Corp.	22,440	1,679,185
Nomura Research, Inc.	83,200	1,880,837

		$14,850,026

Cable TV – 0.2%
Comcast Corp., “Special A”	81,240	$1,914,014

Chemicals – 0.8%
3M Co.	46,010	$3,760,397
Givaudan S.A.	2,464	2,338,658
PPG Industries, Inc.	27,380	2,285,956

		$8,385,011

Computer Software – 0.4%
Oracle Corp.	138,670	$3,556,886

Computer Software – Systems – 0.7%
International Business Machines Corp.	30,570	$5,621,212
Konica Minolta Holdings, Inc.	246,500	1,838,262

		$7,459,474

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Construction – 0.6%
Geberit AG	8,627	$1,662,394
Sherwin-Williams Co.	21,700	1,937,159
Stanley Black & Decker, Inc.	42,040	2,841,904

		$6,441,457

Consumer Products – 1.2%
Henkel KGaA, IPS	62,384	$3,600,220
Kao Corp.	156,500	4,275,945
KOSE Corp.	39,800	997,456
Reckitt Benckiser Group PLC	66,855	3,294,503

		$12,168,124

Electrical Equipment – 0.6%
Danaher Corp.	49,140	$2,311,546
Legrand S.A.	81,880	2,623,064
Spectris PLC	49,177	980,835

		$5,915,445

Electronics – 0.9%
Halma PLC	222,307	$1,136,877
Intel Corp.	56,800	1,377,400
Samsung Electronics Co. Ltd.	3,167	2,908,582
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	278,518	3,595,667

		$9,018,526

Energy – Independent – 0.7%
Apache Corp.	25,180	$2,280,804
INPEX Corp.	307	1,934,455
Occidental Petroleum Corp.	32,230	3,019,951

		$7,235,210

Energy – Integrated – 2.1%
BP PLC	776,237	$5,535,544
Chevron Corp.	41,710	4,437,944
Exxon Mobil Corp.	56,220	4,765,207
Royal Dutch Shell PLC, “A”	166,592	6,124,362

		$20,863,057

Food & Beverages – 1.8%
General Mills, Inc.	74,230	$2,999,634
Groupe Danone	77,275	4,857,641
Nestle S.A.	129,457	7,432,491
PepsiCo, Inc.	35,950	2,385,283

		$17,675,049

Food & Drug Stores – 0.5%
Lawson, Inc.	45,500	$2,840,425
Tesco PLC	277,471	1,738,516

		$4,578,941

General Merchandise – 0.3%
Target Corp.	63,980	$3,277,056

8

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Insurance – 2.0%
Aon Corp.	46,400	$2,171,520
Hiscox Ltd.	229,854	1,329,315
ING Groep N.V. (a)	248,883	1,773,598
Jardine Lloyd Thompson Group PLC	111,762	1,196,740
MetLife, Inc.	117,340	3,658,661
Prudential Financial, Inc.	41,950	2,102,534
Swiss Re Ltd.	50,418	2,569,477
Travelers Cos., Inc.	47,380	2,803,475
Zurich Financial Services Ltd.	9,987	2,255,218

		$19,860,538

Leisure & Toys – 0.2%
Hasbro, Inc.	49,280	$1,571,539

Machinery & Tools – 0.4%
Glory Ltd.	41,500	$893,407
Neopost S.A. (l)	23,970	1,610,369
Schindler Holding AG	11,013	1,282,681

		$3,786,457

Major Banks – 2.2%
Bank of America Corp.	206,020	$1,145,471
Bank of New York Mellon Corp.	160,081	3,187,213
Goldman Sachs Group, Inc.	25,250	2,283,358
HSBC Holdings PLC	434,000	3,294,588
JPMorgan Chase & Co.	136,080	4,524,660
State Street Corp.	48,330	1,948,182
Sumitomo Mitsui Financial Group, Inc.	38,800	1,080,774
Toronto-Dominion Bank	17,094	1,280,099
Wells Fargo & Co.	105,640	2,911,438

		$21,655,783

Medical & Health Technology & Services – 0.5%
Kobayashi Pharmaceutical Co. Ltd.	35,500	$1,867,936
Miraca Holdings, Inc.	51,700	2,058,731
Quest Diagnostics, Inc.	26,910	1,562,395

		$5,489,062

Medical Equipment – 1.1%
Becton, Dickinson & Co.	32,400	$2,420,928
Medtronic, Inc.	81,600	3,121,200
Smith & Nephew PLC	141,273	1,368,922
St. Jude Medical, Inc.	46,340	1,589,462
Synthes, Inc. (n)	12,148	2,033,458

		$10,533,970

Network & Telecom – 0.5%
Cisco Systems, Inc.	71,470	$1,292,178
Ericsson, Inc., “B”	291,733	2,963,384
Nokia Oyj	218,805	1,057,328

		$5,312,890

Oil Services – 0.1%
Transocean, Inc.	35,440	$1,360,542

Other Banks & Diversified Financials – 0.5%
DnB NOR A.S.A.	200,795	$1,965,698
Hachijuni Bank Ltd.	137,000	781,382

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Other Banks & Diversified Financials – continued
MasterCard, Inc., “A”	4,690	$1,748,526
Sapporo Hokuyo Holdings, Inc.	169,700	608,512

		$5,104,118

Pharmaceuticals – 3.9%
Abbott Laboratories	94,180	$5,295,741
Bayer AG	74,032	4,733,308
GlaxoSmithKline PLC	316,158	7,209,232
Johnson & Johnson (s)	113,080	7,415,786
Pfizer, Inc.	246,940	5,343,782
Roche Holding AG	27,617	4,670,520
Sanofi	41,230	3,016,840
Santen Pharmaceutical Co. Ltd.	40,200	1,655,632

		$39,340,841

Railroad & Shipping – 0.2%
Canadian National Railway Co.	26,290	$2,065,342

Real Estate – 0.3%
Deutsche Wohnen AG	144,424	$1,918,742
GSW Immobilien AG (a)	39,134	1,132,755

		$3,051,497

Restaurants – 0.2%
McDonald’s Corp.	18,940	$1,900,250

Specialty Chemicals – 0.2%
Shin-Etsu Chemical Co. Ltd.	46,900	$2,309,354

Specialty Stores – 0.1%
Esprit Holdings Ltd.	643,900	$830,721

Telecommunications – Wireless – 1.6%
KDDI Corp.	1,097	$7,054,892
Vodafone Group PLC	3,060,677	8,503,531

		$15,558,423

Telephone Services – 1.2%
AT&T, Inc.	160,670	$4,858,661
China Unicom (Hong Kong) Ltd.	790,000	1,662,066
Royal KPN N.V.	242,963	2,900,726
TDC A.S.	176,250	1,410,464
Telecom Italia S.p.A.	1,275,815	1,138,463

		$11,970,380

Tobacco – 1.9%
British American Tobacco PLC	97,268	$4,615,553
Japan Tobacco, Inc.	889	4,181,084
Philip Morris International, Inc. (s)	117,546	9,225,010
Reynolds American, Inc.	26,350	1,091,417

		$19,113,064

Trucking – 0.4%
Yamato Holdings Co. Ltd.	234,200	$3,946,439

Utilities – Electric Power – 0.3%
PG&E Corp.	71,710	$2,955,886

Total Common Stocks (Identified Cost, $345,589,087)		$346,939,400

9

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – 54.5%
Aerospace – 0.1%
Bombardier, Inc., 7.75%, 2020 (n)		$1,170,000	$1,275,300

Asset-Backed & Securitized – 1.8%
Bayview Commercial Asset Trust, FRN, 1.7%, 2023 (z)	CAD	170,000	$155,159
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049		$3,479,018	3,690,031
Commercial Mortgage Asset Trust, FRN, 0.736%, 2032 (i)(z)		2,089,928	24,283
Commercial Mortgage Pass-Through Certificates, “A3”, 5.293%, 2049		532,759	566,668
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 2046		3,032,759	3,288,751
First Union National Bank Commercial Mortgage Trust, FRN, 1.504%, 2043 (i)(z)		263,131	344
G-Force LLC, CDO, “A2”, 4.83%, 2036 (z)		541,762	515,351
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.816%, 2049		1,230,759	1,295,810
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.986%, 2051		1,808,573	1,924,226
Merrill Lynch Mortgage Trust, FRN, 6.027%, 2050		3,310,000	3,568,918
Merrill Lynch Mortgage Trust, FRN, “A3”, 5.833%, 2050		2,373,000	2,473,020
Wachovia Bank Commercial Mortgage Trust, “A3”, FRN, 5.898%, 2051		620,000	657,165

			$18,159,726

Automotive – 0.2%
Ford Motor Credit Co. LLC, 7.8%, 2012		$2,000,000	$2,042,600

Broadcasting – 0.1%
NBCUniversal Media LLC, 5.15%, 2020		$1,166,000	$1,298,195

Building – 0.2%
Mohawk Industries, Inc., 6.875%, 2016		$1,145,000	$1,230,875
Owens Corning, Inc., 6.5%, 2016		1,080,000	1,178,693

			$2,409,568

Cable TV – 0.3%
DIRECTV Holdings LLC, 5.2%, 2020		$1,656,000	$1,784,860
Time Warner Cable, Inc., 5%, 2020		1,020,000	1,117,545

			$2,902,405

Chemicals – 0.3%
Ashland, Inc., 9.125%, 2017		$1,310,000	$1,460,650
Dow Chemical Co., 8.55%, 2019		930,000	1,216,745
Nalco Co., 8.25%, 2017		566,000	642,410

			$3,319,805

Consumer Products – 0.1%
Whirlpool Corp., 8%, 2012		$970,000	$991,645

Containers – 0.1%
Crown Americas LLC, 7.625%, 2017		$870,000	$949,388

Emerging Market Quasi-Sovereign – 1.6%
Banco do Brasil (Cayman Branch), 6%, 2020 (n)		$910,000	$991,900

Issuer	Shares/Par		Value ($)

BONDS – continued
Emerging Market Quasi-Sovereign – continued
Banco do Brasil S.A., 5.875%, 2022 (n)		$3,195,000	$3,198,195
Banco do Nordeste do Brasil (BNB), 3.625%, 2015 (n)		519,000	517,703
BNDES Participacoes S.A., 6.5%, 2019 (n)		700,000	798,000
Centrais Eletricas Brasileiras S.A., 5.75%, 2021 (n)		2,218,000	2,304,502
CNPC (HK) Overseas Capital Ltd., 4.5%, 2021 (n)		669,000	697,309
Corporacion Nacional del Cobre de Chile, 3.75%, 2020 (n)		474,000	481,369
Empresa Nacional del Petroleo, 6.25%, 2019		619,000	692,702
OJSC Russian Agricultural Bank, FRN, 6%, 2021 (n)		902,000	789,250
Pemex Project Funding Master Trust, 5.75%, 2018		1,003,000	1,103,300
Petrobras International Finance Co., 5.375%, 2021		2,361,000	2,480,469
Petroleos Mexicanos, 6%, 2020		600,000	666,180
Petroleos Mexicanos, 5.5%, 2021		664,000	720,440
SCF Capital Ltd., 5.375%, 2017 (n)		531,000	456,660

			$15,897,979

Emerging Market Sovereign – 0.9%
Federative Republic of Brazil, 5.625%, 2041		$1,255,000	$1,455,800
Republic of Peru, 7.35%, 2025		1,400,000	1,855,000
Republic of Philippines, 5.5%, 2026		1,500,000	1,680,000
Republic of Poland, 5%, 2022		160,000	160,800
Republic of South Africa, 5.5%, 2020		900,000	1,008,000
Republic of South Africa, 6.25%, 2041		483,000	561,488
United Mexican States, 7.5%, 2027	MXN	33,700,000	2,497,503

			$9,218,591

Energy – Independent – 0.1%
Anadarko Petroleum Corp., 6.2%, 2040		$435,000	$484,107
Encana Corp., 3.9%, 2021		870,000	874,006

			$1,358,113

Energy – Integrated – 0.3%
Hess Corp., 8.125%, 2019		$980,000	$1,257,990
LUKOIL International Finance B.V., 6.125%, 2020 (n)		2,117,000	2,074,660

			$3,332,650

Financial Institutions – 0.2%
General Electric Capital Corp., 4.625%, 2021		$900,000	$933,707
International Lease Finance Corp., 5.75%, 2016		974,000	903,426
SLM Corp., 6.25%, 2016		493,000	479,432

			$2,316,565

10

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Food & Beverages – 0.5%
Anheuser-Busch InBev S.A., 5.375%, 2020		$1,310,000	$1,536,373
Kraft Foods, Inc., 6.125%, 2018		470,000	550,916
Miller Brewing Co., 5.5%, 2013 (n)		900,000	959,399
Pernod-Ricard S.A., 4.45%, 2022 (n)		241,000	252,468
Tyson Foods, Inc., 6.85%, 2016		1,213,000	1,331,268

			$4,630,424

Food & Drug Stores – 0.1%
CVS Caremark Corp., 5.75%, 2017		$910,000	$1,061,826

Forest & Paper Products – 0.1%
Votorantim Participacoes S.A., 6.75%, 2021 (n)		$600,000	$634,500

Insurance – 0.3%
American International Group, Inc., 4.875%, 2016		$1,460,000	$1,381,613
Unum Group, 7.125%, 2016		800,000	912,886
UnumProvident Corp., 6.85%, 2015 (n)		696,000	770,574

			$3,065,073

Insurance – Property & Casualty – 0.6%
AXIS Capital Holdings Ltd., 5.75%, 2014		$320,000	$336,457
Chubb Corp., 6.375% to 2017, FRN to 2067		1,010,000	997,375
CNA Financial Corp., 5.875%, 2020		2,000,000	2,054,498
QBE Capital Funding III Ltd., FRN, 7.25%, 2041 (n)		1,089,000	958,906
ZFS Finance USA Trust II, 6.45% to 2016, FRN to 2065 (n)		2,000,000	1,820,000

			$6,167,236

International Market Quasi-Sovereign – 0.3%
Eksportfinans A.S.A., 1.875%, 2013		$1,795,000	$1,692,392
Statoil A.S.A., 4.25%, 2041		1,260,000	1,315,945

			$3,008,337

International Market Sovereign – 29.1%
Commonwealth of Australia, 5.75%, 2021	AUD	12,056,000	$14,341,060
Federal Republic of Germany, 3.75%, 2013	EUR	5,547,000	7,572,628
Federal Republic of Germany, 3.75%, 2015	EUR	8,251,000	11,746,746
Federal Republic of Germany, 3.25%, 2021	EUR	2,078,000	3,038,543
Federal Republic of Germany, 6.25%, 2030	EUR	4,860,000	9,672,221
Government of Canada, 4.5%, 2015	CAD	7,717,000	8,432,456
Government of Canada, 4.25%, 2018	CAD	12,217,000	13,994,236
Government of Canada, 3.25%, 2021	CAD	4,452,000	4,858,634

Issuer	Shares/Par		Value ($)

BONDS – continued
International Market Sovereign – continued
Government of Canada, 5.75%, 2033	CAD	2,792,000	$4,213,638
Government of Japan, 1.7%, 2017	JPY	1,400,900,000	19,437,474
Government of Japan, 1.1%, 2020	JPY	1,369,700,000	18,249,326
Government of Japan, 2.1%, 2024	JPY	1,121,200,000	15,994,806
Government of Japan, 2.2%, 2027	JPY	667,450,000	9,473,281
Government of Japan, 2.4%, 2037	JPY	512,200,000	7,414,889
Government of New Zealand, 6%, 2021	NZD	1,894,000	1,726,584
Government of Norway, 3.75%, 2021	NOK	26,421,000	4,898,234
Kingdom of Belgium, 4.25%, 2021	EUR	3,245,000	4,241,715
Kingdom of Denmark, 3%, 2021	DKK	9,278,000	1,809,883
Kingdom of Spain, 4.6%, 2019	EUR	7,872,000	10,150,642
Kingdom of Sweden, 5%, 2020	SEK	58,730,000	10,989,223
Kingdom of the Netherlands, 3.75%, 2014	EUR	8,345,000	11,667,802
Kingdom of the Netherlands, 3.5%, 2020	EUR	602,000	864,338
Kingdom of the Netherlands, 5.5%, 2028	EUR	1,387,000	2,480,289
Republic of Austria, 4.65%, 2018	EUR	1,816,000	2,631,227
Republic of Finland, 3.875%, 2017	EUR	1,557,000	2,243,928
Republic of France, 6%, 2025	EUR	3,986,000	6,568,289
Republic of France, 4.75%, 2035	EUR	5,430,000	8,196,500
Republic of Iceland, 4.875%, 2016 (n)		$1,518,000	1,483,661
Republic of Italy, 4.75%, 2013	EUR	8,371,000	10,771,874
Republic of Italy, 5.25%, 2017	EUR	9,059,000	11,204,862
Republic of Italy, 3.75%, 2021	EUR	4,654,000	4,939,222
United Kingdom Treasury, 8%, 2015	GBP	5,661,000	11,303,186
United Kingdom Treasury, 5%, 2018	GBP	4,468,000	8,484,353
United Kingdom Treasury, 8%, 2021	GBP	4,705,000	11,198,794
United Kingdom Treasury, 4.25%, 2027	GBP	2,843,000	5,403,164
United Kingdom Treasury, 4.25%, 2036	GBP	4,584,000	8,735,666

			$290,433,374

Machinery & Tools – 0.1%
Case New Holland, Inc., 7.875%, 2017		$1,240,000	$1,401,200

Major Banks – 2.7%
ABN Amro Bank N.V., FRN, 2.198%, 2014 (n)		$1,400,000	$1,365,459
Bank of America Corp., 7.625%, 2019		2,225,000	2,301,133
BB&T Corp., 3.95%, 2016		1,820,000	1,955,335
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)		2,100,000	1,464,750
Credit Suisse (USA), Inc., 6%, 2018		2,385,000	2,352,161
HSBC USA, Inc., 4.875%, 2020		1,870,000	1,735,240
ING Bank N.V., FRN, 1.94%, 2014 (n)		1,900,000	1,819,803

11

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Major Banks – continued
Intesa Sanpaolo S.p.A., FRN, 2.906%, 2014 (n)	$2,230,000	$1,963,395
JPMorgan Chase & Co., 4.25%, 2020	2,760,000	2,779,383
Macquarie Group Ltd., 6.25%, 2021 (n)	980,000	936,240
Morgan Stanley, 7.3%, 2019	1,772,000	1,804,692
PNC Financial Services Group, Inc., 5.125%, 2020	1,670,000	1,887,053
PNC Financial Services Group, Inc., FRN, 6.75%, 2049	860,000	841,020
Royal Bank of Scotland PLC, 6.125%, 2021	1,710,000	1,686,965
Sumitomo Mitsui Banking, 3.1%, 2016 (n)	880,000	915,959
SunTrust Banks, Inc., 3.5%, 2017	550,000	552,836
UniCredito Luxembourg Finance S.A., 6%, 2017 (n)	1,020,000	767,606

		$27,129,030

Metals & Mining – 0.6%
ArcelorMittal, 9.85%, 2019	$767,000	$853,070
ArcelorMittal, 5.5%, 2021	970,000	890,372
Gold Fields Orogen Holding Ltd., 4.875%, 2020 (n)	2,197,000	1,939,821
Southern Copper Corp., 6.75%, 2040	407,000	407,251
Teck Resources Ltd., 10.75%, 2019	827,000	1,008,940
Vale Overseas Ltd., 5.625%, 2019	149,000	164,139
Vale Overseas Ltd., 4.625%, 2020	410,000	423,983

		$5,687,576

Mortgage-Backed – 7.2%
Fannie Mae, 4.764%, 2012	$148,000	$149,286
Fannie Mae, 5.371%, 2013	137,827	141,303
Fannie Mae, 4.563%, 2014 - 2015	737,402	785,801
Fannie Mae, 4.61%, 2014	120,119	127,101
Fannie Mae, 4.778%, 2014	426,181	446,851
Fannie Mae, 4.78%, 2015	91,682	99,716
Fannie Mae, 4.815%, 2015	239,856	260,204
Fannie Mae, 4.856%, 2015	72,947	79,235
Fannie Mae, 4.997%, 2015	288,528	315,079
Fannie Mae, 5.466%, 2015	144,880	159,813
Fannie Mae, 5.5%, 2015 - 2037	2,233,934	2,429,150
Fannie Mae, 5.09%, 2016	99,000	109,862
Fannie Mae, 5.273%, 2016	552,385	619,013
Fannie Mae, 5.424%, 2016	96,773	108,972
Fannie Mae, 5.725%, 2016	688,410	761,761
Fannie Mae, 3.308%, 2017	1,680,770	1,786,048
Fannie Mae, 4.989%, 2017	39,140	42,120
Fannie Mae, 5.05%, 2017	487,341	541,376
Fannie Mae, 2.578%, 2018	1,800,000	1,825,049
Fannie Mae, 3.84%, 2018	495,117	536,274
Fannie Mae, 3.849%, 2018	1,794,034	1,949,812
Fannie Mae, 5.341%, 2018	608,339	696,105
Fannie Mae, 4.45%, 2019	437,439	485,560
Fannie Mae, 4.57%, 2019	241,316	268,511
Fannie Mae, 4.6%, 2019	615,000	692,181
Fannie Mae, 6.16%, 2019	65,591	74,942
Fannie Mae, 4.5%, 2023 - 2041	9,752,955	10,394,788
Fannie Mae, 5%, 2024 - 2040	7,604,287	8,253,974

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Fannie Mae, 4%, 2025	$391,754	$419,533
Fannie Mae, 6%, 2037 - 2038	1,703,138	1,876,951
Fannie Mae, 4%, 2040 (f)	3,557,796	3,742,794
Freddie Mac, 3.882%, 2017	1,357,000	1,482,517
Freddie Mac, 2.412%, 2018 (n)	2,482,000	2,519,620
Freddie Mac, 2.699%, 2018	705,000	724,857
Freddie Mac, 4.186%, 2019	650,000	723,707
Freddie Mac, 5.085%, 2019	30,000	34,438
Freddie Mac, 2.757%, 2020	330,039	344,343
Freddie Mac, 3.32%, 2020	1,846,480	1,974,092
Freddie Mac, 5%, 2022 - 2038	4,060,651	4,367,203
Freddie Mac, 4%, 2025	1,103,154	1,158,109
Freddie Mac, 5.5%, 2034 - 2037	463,247	506,195
Freddie Mac, 4.5%, 2040	11,575,722	12,273,124
Ginnie Mae, 5%, 2040	634,309	703,310
Ginnie Mae, 4.5%, 2041	2,189,798	2,392,970
Ginnie Mae, TBA, 5%, 2099	2,700,000	2,985,187

		$72,368,837

Natural Gas – Pipeline – 0.2%
Energy Transfer Partners LP, 4.65%, 2021	$1,664,000	$1,630,048

Oil Services – 0.1%
Transocean, Inc., 6.5%, 2020	$840,000	$867,713

Other Banks & Diversified Financials – 0.5%
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)	$1,300,000	$1,178,132
Capital One Financial Corp., 8.8%, 2019	815,000	932,352
Citigroup, Inc., 6.125%, 2018	2,375,000	2,527,848

		$4,638,332

Real Estate – 0.3%
Simon Property Group, Inc., REIT, 5.65%, 2020	$2,330,000	$2,670,315

Retailers – 0.3%
Home Depot, Inc., 5.95%, 2041	$1,469,000	$1,895,280
Limited Brands, Inc., 7%, 2020	870,000	941,775

		$2,837,055

Specialty Chemicals – 0.0%
Ecolab, Inc., 5.5%, 2041	$140,000	$155,140

Specialty Stores – 0.1%
Best Buy Co., Inc., 6.75%, 2013	$490,000	$519,546

Telecommunications – Wireless – 0.3%
America Movil S.A.B. de C.V., 2.375%, 2016	$242,000	$241,326
Crown Castle Towers LLC, 6.113%, 2020 (n)	2,030,000	2,239,778

		$2,481,104

Tobacco – 0.2%
Altria Group, Inc., 9.7%, 2018	$1,455,000	$1,957,576

U.S. Government Agencies and Equivalents – 0.3%
Aid-Egypt, 4.45%, 2015	$649,000	$726,049
FDIC Structured Sale Guarantee Note, 0%, 2012 (n)	131,000	129,964

12

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Government Agencies and Equivalents – continued
Small Business Administration, 5.09%, 2025	$38,495	$42,590
Small Business Administration, 5.21%, 2026	1,315,584	1,459,580
Small Business Administration, 5.31%, 2027	302,240	337,249

		$2,695,432

U.S. Treasury Obligations – 3.8%
U.S. Treasury Bonds, 6.875%, 2025 (f)	$11,878,000	$18,292,120
U.S. Treasury Bonds, 4.5%, 2039 (f)	7,581,000	10,027,055
U.S. Treasury Notes, 4.75%, 2017	61,000	73,448
U.S. Treasury Notes, 3.5%, 2020 (f)	8,118,000	9,338,874

		$37,731,497

Utilities – Electric Power – 0.5%
Enel Finance International S.A., 6%, 2039 (n)	$894,000	$719,532
Progress Energy, Inc., 7.05%, 2019	2,150,000	2,659,053
TECO Energy, Inc., 6.572%, 2017	1,361,000	1,615,937

		$4,994,522

Total Bonds (Identified Cost, $535,364,902)		$544,238,223

Issuer/Expiration Date/Strike Price	Number of Contracts	Value ($)

PUT OPTIONS PURCHASED – 0.0%
S&P 500 Index – March 2012 @ $800 (Premiums Paid, $1,226,712)	433	$56,290

Issuer	Shares/Par

MONEY MARKET FUNDS – 10.2%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)	101,959,847	$101,959,847

COLLATERAL FOR SECURITIES LOANED – 0.1%
Navigator Securities Lending Prime Portfolio, 0.27%, at Cost and Net Asset Value (j)	1,134,400	$1,134,400

Total Investments (Identified Cost, $985,274,948)		$994,328,160

OTHER ASSETS, LESS LIABILITIES – 0.5%		5,369,416

Net Assets – 100.0%		$999,697,576

(a)	Non-income producing security.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(j)	The rate quoted is the annualized seven-day yield of the portfolio at period end.

(l)	A portion of this security is on loan.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $40,457,873, representing 4.0% of net assets.

(s)	Security or a portion of the security was pledged to cover collateral requirements for certain derivative transactions. At December 31, 2011, the value of securities pledged amounted to $523,082.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Commercial Asset Trust, FRN, 1.7%, 2023	5/25/2006	$170,247	$155,159
Commercial Mortgage Asset Trust, FRN, 0.736%, 2032	8/25/2003	32,327	24,283
First Union National Bank Commercial Mortgage Trust, FRN, 1.504%, 2043	12/11/2003	334	344
G-Force LLC, CDO, “A2”, 4.83%, 2036	1/20/2011	525,954	515,351
Total Restricted Securities			$695,137
% of Net Assets			0.1%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

CDO	Collateralized Debt Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

IPS	International Preference Stock

13

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

PLC	Public Limited Company

REIT	Real Estate Investment Trust

TBA	To Be Announced

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNY	Chinese Yuan Renminbi

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

HUF	Hungarian Forint

JPY	Japanese Yen

KRW	Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thailand Baht

TRY	Turkish Lira

TWD	Taiwan Dollar

ZAR	South African Rand

Derivative Contracts at 12/31/11

Forward Foreign Currency Exchange Contracts at 12/31/11

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	AUD	Credit Suisse Group	180,000	1/12/12	$181,132	$183,937	$2,805
BUY	AUD	Goldman Sachs International	307,000	1/12/12	306,349	313,714	7,365
BUY	AUD	JPMorgan Chase Bank N.A.	624,000	1/12/12	627,270	637,648	10,378
SELL	AUD	Citibank N.A.	786,450	1/12/12	812,157	803,650	8,507
SELL	AUD	Goldman Sachs International	4,323,660	2/09/12	4,438,583	4,404,233	34,350
SELL	AUD	JPMorgan Chase Bank N.A.	7,157,502	1/12/12-2/09/12	7,351,842	7,290,937	60,905
SELL	AUD	Westpac Banking Corp.	4,102,318	1/12/12	4,195,831	4,192,043	3,788
BUY	CAD	Barclays Bank PLC	401,000	1/12/12	389,891	393,540	3,649
BUY	CAD	Brown Brothers Harriman	292,000	1/12/12	286,264	286,568	304
BUY	CAD	Deutsche Bank AG	191,000	1/12/12	187,057	187,447	390
BUY	CAD	Goldman Sachs International	859,000	1/12/12	841,524	843,020	1,496
BUY	CAD	JPMorgan Chase Bank N.A.	363,000	1/12/12	355,186	356,247	1,061
SELL	CAD	Goldman Sachs International	34,416,746	2/09/12	33,912,300	33,755,358	156,942
SELL	CAD	JPMorgan Chase Bank N.A.	31,354,260	2/09/12	30,898,507	30,751,725	146,782
SELL	CHF	Goldman Sachs International	9,166,296	2/09/12	10,427,621	9,764,731	662,890
SELL	CHF	JPMorgan Chase Bank N.A.	16,353,804	2/09/12	18,598,768	17,421,486	1,177,282
BUY	CNY	Barclays Bank PLC	8,410,000	1/18/12	1,310,637	1,335,743	25,106
BUY	CNY	Goldman Sachs International	713,000	1/18/12	111,305	113,244	1,939
SELL	CZK	Barclays Bank PLC	656,000	1/12/12	34,147	33,205	942

14

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 12/31/11 – continued

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
SELL	CZK	Citibank N.A.	10,953,000	1/12/12	$554,968	$554,422	$546
SELL	DKK	Goldman Sachs International	10,417,861	1/12/12-2/09/12	1,931,085	1,814,275	116,810
SELL	DKK	JPMorgan Chase Bank N.A.	421,471	2/09/12	78,114	73,400	4,714
BUY	EUR	UBS AG	330,000	1/12/12	426,184	427,124	940
SELL	EUR	Barclays Bank PLC	7,012,605	1/12/12	9,505,123	9,076,509	428,614
SELL	EUR	Citibank N.A.	10,737,776	1/12/12	14,167,403	13,898,048	269,355
SELL	EUR	Credit Suisse Group	4,376,057	1/12/12	5,851,970	5,663,990	187,980
SELL	EUR	Goldman Sachs International	60,024,695	2/09/12	82,771,653	77,705,036	5,066,617
SELL	EUR	JPMorgan Chase Bank N.A.	16,916,744	2/09/12	23,329,627	21,899,589	1,430,038
SELL	EUR	Merrill Lynch International Bank	3,256,178	1/12/12	4,385,583	4,214,515	171,068
SELL	EUR	Royal Bank of Scotland Group PLC	870,000	1/12/12	1,165,352	1,126,052	39,300
SELL	EUR	UBS AG	3,204,959	1/12/12	4,287,325	4,148,221	139,104
BUY	GBP	Citibank N.A.	308,000	1/12/12	477,252	478,291	1,039
SELL	GBP	Barclays Bank PLC	2,441,080	1/12/12	3,895,800	3,790,738	105,062
SELL	GBP	Credit Suisse Group	3,060,737	1/12/12	4,796,699	4,752,999	43,700
SELL	GBP	JPMorgan Chase Bank N.A.	3,311,650	2/09/12	5,286,798	5,141,376	145,422
SELL	HUF	Citibank N.A.	119,477,000	2/09/12	497,184	489,258	7,926
BUY	JPY	Barclays Bank PLC	106,731,000	1/12/12	1,370,610	1,386,798	16,188
BUY	JPY	Citibank N.A.	288,443,000	1/12/12	3,706,598	3,747,854	41,256
BUY	JPY	Credit Suisse Group	298,854,199	1/12/12	3,849,053	3,883,131	34,078
BUY	JPY	Deutsche Bank AG	379,394,000	1/12/12	4,869,923	4,929,617	59,694
BUY	JPY	HSBC Bank	97,883,000	1/12/12	1,261,330	1,271,834	10,504
BUY	JPY	Merrill Lynch International Bank	79,864,000	1/12/12	1,027,584	1,037,705	10,121
BUY	JPY	UBS AG	161,243,000	1/12/12	2,074,118	2,095,095	20,977
SELL	JPY	Credit Suisse Group	261,495,252	1/12/12	3,422,407	3,397,712	24,695
BUY	KRW	Barclays Bank PLC	778,617,000	1/20/12	672,497	675,130	2,633
BUY	KRW	JPMorgan Chase Bank N.A.	5,852,441,000	1/20/12	5,041,296	5,074,584	33,288
SELL	KRW	JPMorgan Chase Bank N.A.	965,580,000	1/20/12	847,000	837,243	9,757
SELL	MXN	JPMorgan Chase Bank N.A.	27,561,206	1/12/12	2,027,379	1,973,783	53,596
SELL	MXN	UBS AG	27,561,206	1/12/12	2,031,168	1,973,784	57,384
BUY	MYR	Barclays Bank PLC	3,846,756	1/12/12-2/21/12	1,204,902	1,210,169	5,267
SELL	NOK	Barclays Bank PLC	4,784,243	1/12/12	837,882	799,723	38,159
SELL	NOK	Citibank N.A.	5,518,969	1/12/12	937,300	922,539	14,761
SELL	NOK	Credit Suisse Group	16,022,885	1/12/12	2,724,146	2,678,351	45,795
BUY	NZD	Barclays Bank PLC	736,000	1/12/12	561,583	572,629	11,046
BUY	NZD	Goldman Sachs International	118,000	1/12/12	90,523	91,807	1,284
SELL	PLN	Citibank N.A.	120,000	1/12/12	37,331	34,750	2,581
SELL	SEK	Barclays Bank PLC	25,243,837	1/12/12	3,710,885	3,666,608	44,277
SELL	SEK	Citibank N.A.	599,000	1/12/12	87,275	87,003	272
SELL	SEK	Deutsche Bank AG	11,803,097	1/12/12	1,729,569	1,714,372	15,197
SELL	SEK	JPMorgan Chase Bank N.A.	1,756,743	2/09/12	265,697	254,810	10,887
BUY	TWD	Barclays Bank PLC	59,992,650	1/30/12	1,971,173	1,982,386	11,213
BUY	TWD	Royal Bank of Scotland Group PLC	6,961,000	1/30/12	228,815	230,018	1,203

							$11,041,229

Liability Derivatives
BUY	AUD	Barclays Bank PLC	212,000	1/12/12	$217,304	$216,636	$(668)
SELL	AUD	Barclays Bank PLC	182,000	1/12/12	175,357	185,981	(10,624)
SELL	AUD	Citibank N.A.	782,275	1/12/12	779,626	799,384	(19,758)
SELL	AUD	Westpac Banking Corp.	1,778,708	1/12/12	1,695,784	1,817,611	(121,827)
BUY	CAD	Barclays Bank PLC	291,000	1/12/12	287,178	285,587	(1,591)
BUY	CAD	Citibank N.A.	404,000	1/12/12	397,068	396,484	(584)
SELL	CAD	Barclays Bank PLC	92,000	1/12/12	88,790	90,288	(1,498)

15

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 12/31/11 – continued

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
SELL	CAD	Citibank N.A.	6,634,355	1/12/12	$6,439,520	$6,510,933	$(71,413)
SELL	CAD	Goldman Sachs International	8,456,368	1/12/12	8,081,096	8,299,050	(217,954)
SELL	CAD	Merrill Lynch International Bank	2,835,097	1/12/12	2,706,175	2,782,355	(76,180)
BUY	CHF	Barclays Bank PLC	163,000	1/12/12	175,095	173,557	(1,538)
BUY	CHF	Brown Brothers Harriman	141,000	1/12/12	157,877	150,132	(7,745)
BUY	CHF	Citibank N.A.	137,000	1/12/12	148,465	145,872	(2,593)
BUY	CHF	Credit Suisse Group	153,000	1/12/12	170,641	162,909	(7,732)
BUY	CHF	Merrill Lynch International Bank	3,734,000	1/12/12	4,038,953	3,975,834	(63,119)
SELL	CNY	Barclays Bank PLC	8,410,000	1/18/12	1,318,388	1,335,743	(17,355)
SELL	CNY	Goldman Sachs International	713,000	1/18/12	111,808	113,244	(1,436)
BUY	CZK	Goldman Sachs International	11,622,000	1/12/12	628,030	588,286	(39,744)
BUY	DKK	Barclays Bank PLC	1,097,000	1/12/12	193,022	191,013	(2,009)
BUY	DKK	Goldman Sachs International	1,192,000	1/12/12	220,179	207,554	(12,625)
BUY	DKK	Merrill Lynch International Bank	1,482,177	1/12/12	267,081	258,080	(9,001)
BUY	EUR	Barclays Bank PLC	7,942,000	1/12/12	10,811,024	10,279,437	(531,587)
BUY	EUR	Citibank N.A.	4,969,024	1/12/12	6,672,060	6,431,474	(240,586)
BUY	EUR	Credit Suisse Group	11,836,684	1/12/12	15,976,166	15,320,379	(655,787)
BUY	EUR	Deutsche Bank AG	3,882,000	1/12/12	5,307,898	5,024,525	(283,373)
BUY	EUR	Goldman Sachs International	4,541,125	1/12/12	6,246,746	5,877,638	(369,108)
BUY	EUR	HSBC Bank	7,269,684	1/12/12	9,802,296	9,409,249	(393,047)
BUY	EUR	JPMorgan Chase Bank N.A.	746,000	1/12/12	1,005,003	965,558	(39,445)
BUY	EUR	UBS AG	15,368,030	1/12/12-3/15/12	20,595,460	19,899,812	(695,648)
BUY	GBP	Barclays Bank PLC	2,433,000	1/12/12	3,830,139	3,778,189	(51,950)
BUY	GBP	Citibank N.A.	148,000	1/12/12	232,414	229,828	(2,586)
BUY	GBP	Deutsche Bank AG	563,000	1/12/12	879,929	874,278	(5,651)
BUY	GBP	Goldman Sachs International	719,000	1/12/12	1,137,192	1,116,530	(20,662)
BUY	GBP	JPMorgan Chase Bank N.A.	176,000	1/12/12	276,645	273,309	(3,336)
BUY	GBP	Royal Bank of Scotland Group PLC	100,000	1/12/12	156,922	155,289	(1,633)
BUY	GBP	UBS AG	144,000	1/12/12	230,509	223,616	(6,893)
SELL	GBP	Barclays Bank PLC	3,279,025	1/12/12	5,041,753	5,091,976	(50,223)
SELL	GBP	Deutsche Bank AG	2,815,025	1/12/12	4,327,270	4,371,433	(44,163)
BUY	HUF	JPMorgan Chase Bank N.A.	119,240,000	2/09/12	527,628	488,287	(39,341)
BUY	JPY	Barclays Bank PLC	77,278,000	1/12/12	1,005,139	1,004,104	(1,035)
BUY	JPY	Brown Brothers Harriman	42,582,000	1/12/12	555,002	553,285	(1,717)
BUY	JPY	Citibank N.A.	52,926,000	1/12/12	688,933	687,688	(1,245)
BUY	JPY	Credit Suisse Group	64,189,000	1/12/12	843,609	834,033	(9,576)
BUY	JPY	Deutsche Bank AG	115,083,000	1/12/12	1,499,683	1,495,319	(4,364)
BUY	JPY	Goldman Sachs International	1,666,252,995	1/12/12	21,732,471	21,650,286	(82,185)
BUY	JPY	HSBC Bank	1,609,664,995	1/12/12	20,993,075	20,915,016	(78,059)
BUY	JPY	JPMorgan Chase Bank N.A.	26,834,000	1/12/12	348,934	348,665	(269)
BUY	JPY	Merrill Lynch International Bank	54,523,000	1/12/12	711,457	708,439	(3,018)
BUY	JPY	UBS AG	137,621,000	1/12/12	1,805,840	1,788,164	(17,676)
SELL	JPY	Barclays Bank PLC	342,729,019	1/12/12	4,415,445	4,453,214	(37,769)
SELL	JPY	Citibank N.A.	168,926,000	1/12/12	2,171,055	2,194,923	(23,868)
SELL	JPY	Credit Suisse Group	34,612,000	1/12/12	445,529	449,727	(4,198)
SELL	JPY	JPMorgan Chase Bank N.A.	10,485,568,232	2/09/12	134,646,833	136,300,937	(1,654,104)
SELL	JPY	UBS AG	78,300,000	1/12/12	1,009,192	1,017,383	(8,191)
BUY	KRW	Barclays Bank PLC	337,480,000	1/20/12	297,845	292,625	(5,220)
SELL	KRW	Barclays Bank PLC	27,198,000	1/20/12	23,440	23,583	(143)
SELL	KRW	JPMorgan Chase Bank N.A.	4,636,350,800	1/20/12	3,993,756	4,020,127	(26,371)
BUY	MXN	Barclays Bank PLC	21,974,000	1/12/12	1,581,747	1,573,658	(8,089)
BUY	MXN	JPMorgan Chase Bank N.A.	19,541,000	1/12/12	1,493,910	1,399,420	(94,490)
BUY	NOK	Citibank N.A.	505,000	1/12/12	84,583	84,414	(169)
BUY	NOK	Goldman Sachs International	152,089,560	1/12/12-2/09/12	26,863,687	25,399,828	(1,463,859)

16

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 12/31/11 – continued

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
BUY	NOK	JPMorgan Chase Bank N.A.	83,483,930	2/09/12	$14,747,628	$13,942,196	$(805,432)
BUY	NZD	Barclays Bank PLC	127,000	1/12/12	100,342	98,809	(1,533)
BUY	NZD	JPMorgan Chase Bank N.A.	7,662,608	2/09/12	6,039,499	5,950,361	(89,138)
SELL	NZD	JPMorgan Chase Bank N.A.	21,000	1/12/12	15,693	16,339	(646)
SELL	NZD	Royal Bank of Scotland Group PLC	2,159,359	1/12/12	1,672,398	1,680,042	(7,644)
BUY	PLN	Citibank N.A.	419,000	1/12/12	130,670	121,334	(9,336)
BUY	PLN	Deutsche Bank AG	2,129,000	2/15/12	650,851	614,584	(36,267)
BUY	PLN	Goldman Sachs International	2,129,000	2/15/12	651,708	614,584	(37,124)
SELL	PLN	Citibank N.A.	2,490,000	1/12/12	707,247	721,058	(13,811)
BUY	SEK	Citibank N.A.	2,779,000	1/12/12	410,680	403,643	(7,037)
BUY	SEK	Goldman Sachs International	84,099,045	1/12/12-2/09/12	12,717,595	12,198,533	(519,062)
BUY	SEK	Merrill Lynch International Bank	924,000	1/12/12	139,004	134,208	(4,796)
BUY	SEK	Royal Bank of Scotland Group PLC	1,080,000	1/12/12	157,060	156,868	(192)
SELL	SEK	Citibank N.A.	7,731,367	1/12/12	1,102,699	1,122,963	(20,264)
SELL	SEK	Deutsche Bank AG	11,469,990	1/12/12	1,652,747	1,665,990	(13,243)
SELL	SEK	UBS AG	120,000	1/12/12	17,309	17,430	(121)
BUY	SGD	Deutsche Bank AG	1,079,000	1/12/12	832,755	831,868	(887)
SELL	SGD	Credit Suisse Group	22,000	1/12/12	16,773	16,962	(189)
BUY	THB	HSBC Bank	35,416,000	1/20/12	1,142,452	1,120,712	(21,740)
SELL	TWD	Barclays Bank PLC	66,915,000	1/30/12	2,207,687	2,211,127	(3,440)
BUY	ZAR	Barclays Bank PLC	1,378,000	1/12/12	172,039	170,480	(1,559)
BUY	ZAR	Citibank N.A.	37,141,178	1/12/12	4,619,654	4,594,927	(24,727)
SELL	ZAR	Barclays Bank PLC	13,631,522	1/12/12	1,609,712	1,686,426	(76,714)
SELL	ZAR	Deutsche Bank AG	13,631,522	1/12/12	1,609,446	1,686,426	(76,980)

							$(9,419,510)

Futures Contracts Outstanding at 12/31/11

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
AUST SPI 200 Index (Short)	AUD	77	$7,912,971	March - 2012	$ 271,390
CAC 40 Index (Long)	EUR	210	8,590,009	January - 2012	192,375
DAX Index (Long)	EUR	43	8,168,281	March - 2012	95,017
FTSE 100 Index (Long)	GBP	312	26,783,194	March - 2012	581,177
FTSE MIB Index (Long)	EUR	177	17,266,014	March - 2012	101,273
Hang Seng China ENT Index (Long)	HKD	206	13,223,457	January - 2012	135,251
IBEX 35 Index (Long)	EUR	245	27,026,474	January - 2012	719,380
MSCI Singapore Index (Short)	SGD	397	18,383,116	January - 2012	322,906
Nifty Index (Short)	USD	449	4,154,148	January - 2012	141,528
NIKKEI 225 Index (Short)	JPY	26	2,854,359	March - 2012	63,808
S&P 500 E-Mini Index (Short)	USD	339	21,231,570	March - 2012	4,061
S&P TSE 60 Index (Short)	CAD	222	29,588,378	March - 2012	93,274

					$2,721,440

Interest Rate Futures
UK Long Gilt Bond (Long)	GBP	228	$41,410,124	March - 2012	$570,773
U.S. Treasury Note 10 yr (Long)	USD	64	8,392,000	March - 2012	74,776

					645,549

					$3,366,989

17

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Futures Contracts Outstanding at 12/31/11 – continued

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Equity Futures
Bovespa Index (Long)	BRL	437	$13,377,671	February - 2012	$ (206,122)
FTSE JSE Top 40 Index (Long)	ZAR	328	11,554,346	March - 2012	(245,055)
Hang Seng Index (Short)	HKD	175	20,792,882	January - 2012	(184,801)
KOSPI 200 Index (Long)	KRW	31	3,213,248	March - 2012	(160,819)
MexBol Index (Long)	MXN	161	4,315,770	March - 2012	(16,617)
MSCI Taiwan Index (Long)	USD	511	12,953,850	January - 2012	(79,598)
OMX 30 Index (Short)	SEK	670	9,611,868	January - 2012	(422,085)
TURKDEK ISE 30 Index (Long)	TRY	1293	4,257,085	February - 2012	(131,227)

					$(1,446,324)

Interest Rate Futures
Australian Treasury Bond 10 yr (Short)	AUD	196	$23,834,734	March - 2012	$ (266,535)
German Euro Bund (Short)	EUR	557	100,233,586	March - 2012	(2,964,330)
Govt Of Canada Bond 10 yr (Short)	CAD	276	36,259,966	March - 2012	(396,627)
Japan Govt Bond 10 yr (Short)	JPY	18	33,303,625	March - 2012	(187,437)

					(3,814,929)

					$(5,261,253)

At December 31, 2011, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

18

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $883,315,101)	$892,368,313
Underlying affiliated funds, at cost and value	101,959,847
Total investments, at value, including $1,077,975 of securities on loan (identified cost, $985,274,948)	$994,328,160
Cash	30,764
Restricted cash	410,000
Foreign currency, at value (identified cost, $255)	256
Deposits with brokers	24,212
Receivables for
Forward foreign currency exchange contracts	11,041,229
Daily variation margin on open futures contracts	345,609
Investments sold	332,771
Fund shares sold	4,591,013
Interest and dividends	6,716,504
Other assets	25,112
Total assets		$1,017,845,630
Liabilities
Payables for
Forward foreign currency exchange contracts	$9,419,510
Daily variation margin on open futures contracts	230,525
Investments purchased	4,192,323
TBA purchase commitments	2,968,734
Fund shares reacquired	6,903
Collateral for securities loaned, at value	1,134,400
Payable to affiliates
Investment adviser	59,716
Shareholder servicing costs	735
Distribution and/or service fees	18,836
Payable for Trustees’ compensation	667
Accrued expenses and other liabilities	115,705
Total liabilities		$18,148,054
Net assets		$999,697,576
Net assets consist of
Paid-in capital	$995,994,206
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	8,616,084
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(9,997,388)
Undistributed net investment income	5,084,674
Net assets		$999,697,576
Shares of beneficial interest outstanding		71,046,559

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$77,255,223	5,433,216	$14.22
Service Class	922,442,353	65,613,343	14.06

See Notes to Financial Statements

19

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Interest	$14,593,613
Dividends	8,223,242
Dividends from underlying affiliated funds	73,219
Foreign taxes withheld	(400,572)
Total investment income		$22,489,502
Expenses
Management fee	$5,333,725
Distribution and/or service fees	1,684,720
Shareholder servicing costs	81,466
Administrative services fee	249,784
Trustees’ compensation	58,435
Custodian fee	178,378
Shareholder communications	28,100
Auditing fees	53,905
Legal fees	5,548
Miscellaneous	61,151
Total expenses		$7,735,212
Fees paid indirectly	(139)
Net expenses		$7,735,073
Net investment income		$14,754,429
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$5,104,738
Futures contracts	(11,936,645)
Foreign currency transactions	(4,561,878)
Net realized gain (loss) on investments and foreign currency transactions		$(11,393,785)
Change in unrealized appreciation (depreciation)
Investments	$283,785
Futures contracts	(394,398)
Translation of assets and liabilities in foreign currencies	(1,058,493)
Net unrealized gain (loss) on investments and foreign currency translation		$(1,169,106)
Net realized and unrealized gain (loss) on investments and foreign currency		$(12,562,891)
Change in net assets from operations		$2,191,538

See Notes to Financial Statements

20

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$14,754,429	$4,046,543
Net realized gain (loss) on investments and foreign currency transactions	(11,393,785)	1,426,246
Net unrealized gain (loss) on investments and foreign currency translation	(1,169,106)	13,269,644
Change in net assets from operations	$2,191,538	$18,742,433
Distributions declared to shareholders
From net investment income	$(7,688,343)	$(1,262,023)
From net realized gain on investments	(3,394,452)	—
Total distributions declared to shareholders	$(11,082,795)	$(1,262,023)
Change in net assets from fund share transactions	$521,134,406	$365,866,407
Total change in net assets	$512,243,149	$383,346,817
Net assets
At beginning of period	487,454,427	104,107,610
At end of period (including undistributed net investment income of $5,084,674 and $425,122, respectively)	$999,697,576	$487,454,427

See Notes to Financial Statements

21

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.20	$13.56	$12.89	$17.59	$18.11
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.24	$0.27	$0.37	$0.40
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	0.51	1.44	(2.68)	1.13
Total from investment operations	$0.22	$0.75	$1.71	$(2.31)	$1.53
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.11)	$(1.04)	$(0.86)	$(0.40)
From net realized gain on investments	(0.06)	—	—	(1.53)	(1.65)
Total distributions declared to shareholders	$(0.20)	$(0.11)	$(1.04)	$(2.39)	$(2.05)
Net asset value, end of period (x)	$14.22	$14.20	$13.56	$12.89	$17.59
Total return (%) (k)(r)(s)(x)	1.55	5.53	15.16	(15.42)	8.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.80	0.93	1.06	0.98	0.95
Expenses after expense reductions (f)	0.80	0.90	0.90	0.90	0.93
Net investment income	2.21	1.76	2.17	2.48	2.24
Portfolio turnover	56	73	66	75	78
Net assets at end of period (000 omitted)	$77,255	$87,137	$92,880	$93,254	$145,113

Service Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.07	$13.46	$12.79	$17.46	$17.99
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.20	$0.24	$0.34	$0.35
Net realized and unrealized gain (loss) on investments and foreign currency	(0.09)	0.51	1.42	(2.66)	1.13
Total from investment operations	$0.18	$0.71	$1.66	$(2.32)	$1.48
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.10)	$(0.99)	$(0.82)	$(0.36)
From net realized gain on investments	(0.06)	—	—	(1.53)	(1.65)
Total distributions declared to shareholders	$(0.19)	$(0.10)	$(0.99)	$(2.35)	$(2.01)
Net asset value, end of period (x)	$14.06	$14.07	$13.46	$12.79	$17.46
Total return (%) (k)(r)(s)(x)	1.29	5.31	14.78	(15.59)	8.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.05	1.18	1.31	1.23	1.20
Expenses after expense reductions (f)	1.05	1.15	1.15	1.15	1.18
Net investment income	1.92	1.48	1.92	2.25	1.99
Portfolio turnover	56	73	66	75	78
Net assets at end of period (000 omitted)	$922,442	$400,318	$11,228	$12,451	$20,109

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

22

MFS Global Tactical Allocation Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Tactical Allocation Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value

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based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$163,676,229	$—	$—	$163,676,229
United Kingdom	16,054,341	37,548,322	—	53,602,663
Japan	46,637,794	—	—	46,637,794
Switzerland	5,514,552	18,730,345	—	24,244,897
France	4,857,641	7,250,273	—	12,107,914
Germany	10,252,270	1,132,755	—	11,385,025
Netherlands	—	11,305,480	—	11,305,480
Taiwan	3,595,667	—	—	3,595,667
Canada	3,345,442	—	—	3,345,442
Other Countries	8,494,692	8,599,885	—	17,094,577
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	40,426,929	—	40,426,929
Non-U.S. Sovereign Debt	—	318,558,281	—	318,558,281
Corporate Bonds	—	64,776,318	—	64,776,318
Residential Mortgage-Backed Securities	—	72,368,837	—	72,368,837
Commercial Mortgage-Backed Securities	—	17,644,375	—	17,644,375
Asset-Backed Securities (including CDOs)	—	515,351	—	515,351
Foreign Bonds	—	29,948,134	—	29,948,134
Mutual Funds	103,094,247	—	—	103,094,247
Total Investments	$365,522,875	$628,805,285	$—	$994,328,160

Other Financial Instruments
Futures	$(2,755,528)	$861,264	$—	$(1,894,264)
Forward Foreign Currency Exchange Contracts	—	1,621,719	—	1,621,719

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or

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wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives in an attempt to adjust exposure to markets, asset classes, and currencies based on the adviser’s assessment of the relative attractiveness of such markets, asset classes, and currencies. Derivatives are used to increase or decrease the fund’s exposure to markets, asset classes, or currencies resulting from the fund’s individual security selections, and to expose the fund to markets, asset classes, or currencies in which the fund’s individual security selection has resulted in little or no exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2011 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$645,549	$(3,814,929)
Foreign Exchange	Forward Foreign Currency Exchange	11,041,229	(9,419,510)
Equity	Equity Futures	2,721,440	(1,446,324)
Equity	Purchased Equity Options	56,290	—
Total		$14,464,508	$(14,680,763)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency Transactions	Investment Transactions (Purchased Options)
Interest Rate	$(2,560,463)	$—	$(257,408)
Foreign Exchange	—	(3,977,969)	—
Equity	(9,376,182)	—	(1,292,758)
Total	$(11,936,645)	$(3,977,969)	$(1,550,165)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$(2,152,915)	$—	$—
Foreign Exchange	—	(875,673)	—
Equity	1,758,517	—	(1,157,777)
Total	$(394,398)	$(875,673)	$(1,157,777)

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Notes to Financial Statements – continued

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive

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foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund

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Notes to Financial Statements – continued

until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains)	$10,385,167	$1,262,023
Long-term capital gain	697,628	—
	$11,082,795	$1,262,023

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$989,782,125
Gross appreciation	37,304,481
Gross depreciation	(32,758,446)
Net unrealized appreciation (depreciation)	$4,546,035
Undistributed ordinary income	13,744,213
Capital loss carryforwards	(4,892,433)
Other temporary differences	(9,694,445)

As of December 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-term losses	$(4,892,433)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

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Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$791,643	$701,290	$331,440	$—
Service Class	6,896,700	560,733	3,063,012	—
Total	$7,688,343	$1,262,023	$3,394,452	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2013. For the year ended December 31, 2011, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2011, the fee was $81,453, which equated to 0.0108% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2011, these costs amounted to $13.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0330% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The

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funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $12,231 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$89,856,911	$196,721,605
Investments (non-U.S. Government securities)	$753,871,241	$189,252,075

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	110,258	$1,587,233	160,971	$2,205,593
Service Class	36,627,946	523,715,652	27,670,459	376,359,508
	36,738,204	$525,302,885	27,831,430	$378,565,101
Shares issued to shareholders in reinvestment of distributions
Initial Class	78,758	$1,123,083	51,377	$701,290
Service Class	705,862	9,959,712	41,383	560,733
	784,620	$11,082,795	92,760	$1,262,023
Shares reacquired
Initial Class	(890,632)	$(12,863,612)	(927,827)	$(12,618,417)
Service Class	(166,320)	(2,387,662)	(99,957)	(1,342,300)
	(1,056,952)	$(15,251,274)	(1,027,784)	$(13,960,717)
Net change
Initial Class	(701,616)	$(10,153,296)	(715,479)	$(9,711,534)
Service Class	37,167,488	531,287,702	27,611,885	375,577,941
	36,465,872	$521,134,406	26,896,406	$365,866,407

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $5,640 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	51,691,815	478,203,623	(427,935,591)	101,959,847

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$73,219	$101,959,847

30

MFS Global Tactical Allocation Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Tactical Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Tactical Allocation Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Tactical Allocation Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

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MFS Global Tactical Allocation Portfolio

RESULTS OF SHAREHOLDER MEETING (unaudited)

At a special meeting of shareholders of MFS Global Tactical Allocation Portfolio, which was held on December 1, 2011, the following actions were taken for which shareholders of all series of MFS Variable Insurance Trust II voted together as a single class with respect to Item 1 and shareholders of MFS Global Tactical Allocation Portfolio voted as a separate class with respect to Items 2 and 3:

Item 1: Election of ten Trustees as members of the Board of Trustees of the Trust effective January 1, 2012:

	Number of Shares
	For	Withheld Authority
Robert E. Butler	681,916,712.8686	46,472,894.9218
Maureen R. Goldfarb	682,835,794.8512	45,553,812.9392
David H. Gunning	681,500,267.3085	46,889,340.4819
William R. Gutow	681,050,223.5547	47,339,384.2357
Michael Hegarty	682,477,088.8584	45,912,518.9320
John P. Kavanaugh	683,794,425.4269	44,595,182.3635
Robert J. Manning	682,699,559.7374	45,690,048.0530
J. Dale Sherratt	681,362,743.0513	47,026,864.7391
Laurie J. Thomsen	683,408,094.0000	44,981,513.7904
Robert W. Uek	681,424,852.0247	46,964,755.7657

Item 2: To approve a new investment advisory agreement dated January 1, 2012, between the Trust, on behalf of MFS Global Tactical Allocation Portfolio, and MFS:

Number of Shares
For	Against	Withheld Authority
54,130,927.3746	1,435,388.1662	6,360,837.2392

Item 3: To approve revisions to and restatements of certain fundamental investment restrictions of MFS Global Tactical Allocation Portfolio effective January 1, 2012 as detailed below:

		Number of Shares
		For	Against	Withheld Authority
A.	Borrowing	50,902,444.4441	2,970,324.0869	8,054,384.2490
B.	Underwriting Securities	51,651,933.4286	2,256,290.9805	8,018,928.3709
C.	Issuance of Senior Securities	51,739,528.6342	2,140,268.4137	8,047,355.7321
D.	Lending of Money or Securities	50,984,056.5134	2,811,777.2389	8,131,319.0277
E.	Purchases or Sales of Real Estate; Interests in Oil, Gas or Mineral Leases; and Commodities	52,381,303.0939	1,896,102.5976	7,649,747.0885
F.	Industry Concentration	52,147,557.2248	1,745,900.7204	8,033,694.8348

32

MFS Global Tactical Allocation Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

33

MFS Global Tactical Allocation Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

34

MFS Global Tactical Allocation Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Nevin Chitkara Steven Gorham Richard Hawkins Benjamin Nastou Natalie Shapiro Benjamin Stone Erik Weisman Barnaby Wiener Linda Zhang

35

MFS Global Tactical Allocation Portfolio

At a special meeting of shareholders of the MFS Global Tactical Allocation Portfolio (hereinafter referred to as the “Fund” or the “Portfolio”), which was held on December 1, 2011, the shareholders approved a new investment advisory agreement based on the recommendation of the Board of Trustees. At its July, 2011 meeting, the Board of Trustees (i) approved, and recommended for shareholder approval, the new investment advisory agreement effective January 1, 2012, and (ii) the continuation of the existing investment advisory agreement effective September 1, 2011. The following includes a description of the factors that the Board of Trustees considered and the conclusions that formed the basis of their approval of both the new investment advisory agreement and the continuation of the prior investment advisory agreement.

BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the new investment advisory agreement (the “New Agreement”) between Massachusetts Financial Services Company (“MFS”) and MFS Variable Insurance Trust II (the “Trust”) on behalf of the Portfolio and, beginning on the second anniversary of the initial effective date of the New Agreement, annually approve the continuation of the New Agreement. The Trustees have considered matters bearing on the Portfolio and the then current advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in July 2011 to consider the initial approval of the New Agreement, and to recommend that shareholders approve the New Agreement. The independent Trustees were assisted in their evaluation of the New Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management. The independent Trustees were also assisted in this process by the Portfolio’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the initial approval of the New Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The New Agreement was considered separately for the series of the Trust (collectively, the “Portfolios”), although the Trustees also took into account the common interests of all Portfolios in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and/or shareholder services to be performed by MFS under the New Agreement and other arrangements with the Trust.

In connection with their initial review meeting, the Trustees received and relied upon materials that included, among other items: (i) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (ii) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” would be observed for the Portfolio under the New Agreement, and (iii) a comparison and summary of the differences in the provisions in the New Agreement compared to those in each of the then current investment advisory agreements for the Portfolios. In addition, in connection with the independent Trustees’ meetings in May and July, 2011 (the “contract review meetings”) for the purpose of considering whether to approve the continuation of the then current investment advisory agreements for the Portfolio, the independent Trustees received: (1) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Portfolio for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (2) information provided by Lipper on the Portfolio’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (3) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Portfolio, (4) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (5) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (6) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Portfolio. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the initial approval of the New Agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Portfolio, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Portfolio could reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

36

MFS Global Tactical Allocation Portfolio

Board Approval of New Investment Advisory Agreement – continued

Because the portfolio management team managing the Portfolio’s investments under the then current investment advisory agreement will remain the same under the New Agreement for the Portfolio, the Trustees compared the Portfolio’s total return investment performance to the performance of its Lipper performance universe over various time periods, based on information provided by Lipper. The Trustees placed particular emphasis on the total return performance of the Portfolio’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods.

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 5th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 3rd quintile for the three-year period and in the 1st quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services historically provided by MFS and MFS’ explanation of steps taken to improve performance, the Board of Trustees concluded that the Portfolio’s performance was adequate.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year. For Portfolios whose performance lagged their peer groups, they discussed the factors that contributed thereto and MFS’ efforts to improve such Portfolios’ performance. After reviewing this information, the Trustees concluded, within the context of their overall conclusions regarding the New Agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Portfolio’s advisory fee, the Trustees considered, among other information, the Portfolio’s advisory fee and the total expense ratio of the Portfolio’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Portfolio, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Portfolio is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio. The Trustees further concluded that the existing breakpoint was sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered whether the Portfolio is likely to benefit from any economies of scale due to future asset growth. In this regard, the Trustees reviewed the adequacy of breakpoints and discussed with MFS any adjustments necessary for the shareholders’ benefit.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Portfolio and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Portfolio and other accounts and products for purposes of estimating profitability.

The Trustees noted that there would be no increase to the net advisory fee arrangement for the Portfolio under the New Agreement when compared to the Portfolio’s then current investment advisory agreement. After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Portfolio under the New Agreement represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Portfolio. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Trust by MFS and its affiliates under agreements and plans other than the New Agreement, including the 12b-1 fees the Portfolio pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Portfolio’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided

37

MFS Global Tactical Allocation Portfolio

Board Approval of New Investment Advisory Agreement – continued

by MFS and its affiliates on behalf of the Portfolio were satisfactory. The Trustees also considered the benefits to MFS from the use of the Portfolio’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the New Agreement should be approved for an initial two-year period, commencing upon its effective date, as set forth in the New Agreement.

BOARD APPROVAL OF CONTINUATION OF PRIOR INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and other investment companies that the Board oversees as a whole, and for MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the

38

MFS Global Tactical Allocation Portfolio

Board Approval of Continuation of Prior Investment Advisory Agreement – continued

total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 3rd quintile for the three-year period and in the 1st quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS’ explanation of steps taken to improve performance, the Board of Trustees concluded that the Fund’s performance was adequate.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data (which takes into account any reductions or expense limitations) that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

39

MFS Global Tactical Allocation Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $768,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 9.24% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

40

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

41

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

42

MFS® Money Market Portfolio

MFS® Variable Insurance Trust II

ANNUAL REPORT

December 31, 2011

MKS-ANN

MFS® MONEY MARKET PORTFOLIO

The report is prepared for the general information of contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Money Market Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Money Market Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	18.3%
A-1	81.2%
Cash & Other	0.5%

Maturity breakdown (u)
0 - 7 days	16.4%
8 - 29 days	46.3%
30 - 59 days	19.2%
60 - 89 days	7.3%
90 - 365 days	10.3%
Other Assets Less Liabilities	0.5%

(a)	Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Cash & Other portfolio assets that are not securities are not included in the categories mentioned above. Ratings are shown in the S&P scale. All ratings are subject to change. The fund is not rated by these agencies.

(u)	For purposes of this presentation, accrued interest, where applicable, is included.

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS Money Market Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/11

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.) An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the fund.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Share class	Inception	1-Year Total Return	Current 7-day yield
Initial Class	7/19/85	0.00%	0.00%
Service Class	8/24/01	0.00%	0.00%

Notes to Performance Summary

Yields quoted are based on the latest seven days ended as of December 31, 2011, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations.

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a fund’s yield or to avoid a negative yield during periods when the fund’s operating expenses have a significant impact on the fund’s yield due to lower interest rates. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

3

MFS Money Market Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	0.11%	$1,000.00	$1,000.00	$0.55
	Hypothetical (h)	0.11%	$1,000.00	$1,024.65	$0.56
Service Class	Actual	0.11%	$1,000.00	$1,000.00	$0.55
	Hypothetical (h)	0.11%	$1,000.00	$1,024.65	$0.56

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Expense Changes Impacting Table

As more fully disclosed in footnote 3 to the financial statements, the expense ratios reported above include additional expense reductions to avoid a negative yield.

4

MFS Money Market Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMERCIAL PAPER (y) – 62.4%
Automotive – 3.1%
Toyota Motor Credit Corp., 0.32%, due 3/09/12	$1,322,000	$1,321,201
Toyota Motor Credit Corp., 0.35%, due 3/14/12	8,500,000	8,493,967

		$9,815,168

Computer Software – Systems – 3.0%
International Business Machines Corp., 0.05%, due 1/09/12 (t)	$9,705,000	$9,704,892

Consumer Products – 3.0%
Procter & Gamble Co., 0.08%, due 1/24/12 (t)	$6,625,000	$6,624,661
Procter & Gamble Co., 0.14%, due 5/07/12 (t)	2,839,000	2,837,598

		$9,462,259

Electronics – 2.9%
Emerson Electric Co., 0.05%, due 2/10/12 (t)	$9,400,000	$9,399,478

Financial Institutions – 1.2%
General Electric Capital Corp., 0.02%, due 1/20/12	$3,771,000	$3,770,960

Food & Beverages – 9.1%
Coca-Cola Co., 0.15%, due 1/17/12 (t)	$9,370,000	$9,369,375
Coca-Cola Co., 0.07%, due 2/09/12 (t)	336,000	335,974
Nestle Capital Corp., 0.13%, due 5/29/12 (t)	9,660,000	9,654,802
Pepsico, Inc., 0.06%, due 1/09/12 (t)	8,480,000	8,479,887
Pepsico, Inc., 0.05%, due 1/09/12 (t)	426,000	425,995
Pepsico, Inc., 0.06%, due 1/23/12 (t)	700,000	699,974

		$28,966,007

Machinery & Tools – 3.0%
Deere & Co., 0.07%, due 1/26/12 (t)	$9,606,000	$9,605,533

Major Banks – 17.5%
ANZ National (International) Ltd., 0.35%, due 1/20/12 (t)	$8,750,000	$8,748,384
Barclays U.S. Funding Corp., 0.05%, due 1/04/12	6,384,000	6,383,973
Credit Suisse First Boston, Inc., 0.22%, due 1/19/12	9,672,000	9,670,936
HSBC USA, Inc., 0.26%, due 2/24/12	9,660,000	9,656,233
JPMorgan Chase & Co., 0.01%, due 1/09/12	9,649,000	9,648,979
Royal Bank of Canada, 0.1%, due 3/13/12	6,517,000	6,515,697
Toronto Dominion Holdings (USA), Inc., 0.17%, due 4/26/12 (t)	5,274,000	5,271,111

		$55,895,313

Other Banks & Diversified Financials – 6.0%
Bank of Nova Scotia, 0.065%, due 1/18/12	$5,763,000	$5,762,823
Bank of Nova Scotia, 0.265%, due 1/10/12	3,886,000	3,885,743
UBS Finance (Delaware) LLC, 0.19%, due 1/17/12	9,682,000	9,681,182

		$19,329,748

Issuer	Shares/Par	Value ($)

COMMERCIAL PAPER (y) – continued
Pharmaceuticals – 11.6%
Johnson & Johnson, 0.05%, due 1/12/12 (t)	$9,774,000	$9,773,851
Novartis Finance Corp., 0.06%, due 1/03/12 (t)	7,996,000	7,995,973
Pfizer, Inc., 0.04%, due 1/23/12 (t)	9,647,000	9,646,764
Sanofi, 0.1%, due 1/13/12 (t)	3,519,000	3,518,883
Sanofi, 0.12%, due 1/13/12 (t)	6,325,000	6,324,747

		$37,260,218

Tobacco – 2.0%
Philip Morris International, Inc., 0.07%, due 1/19/12 (t)	$6,410,000	$6,409,776

Total Commercial Paper, at Amortized Cost and Value		$199,619,352

U.S. GOVERNMENT AGENCIES AND EQUIVALENTS (y) – 25.3%
Fannie Mae, 0.06%, due 2/15/12	$3,370,000	$3,369,747
Fannie Mae, 0.12%, due 7/02/12	5,700,000	5,696,523
Farmer Mac, 0.14%, due 2/22/12	2,000,000	1,999,596
Federal Home Loan Bank, 0.001%, due 1/11/12	7,338,000	7,337,998
Federal Home Loan Bank, 0.01%, due 1/18/12	215,000	214,999
Federal Home Loan Bank, 0.001%, due 1/20/12	1,800,000	1,799,999
Federal Home Loan Bank, 0.005%, due 2/10/12	9,600,000	9,599,947
Federal Home Loan Bank, 0.005%, due 2/17/12	5,879,000	5,878,962
Federal Home Loan Bank, 0.005%, due 2/22/12	13,012,000	13,011,906
Freddie Mac, 0.005%, due 1/23/12	6,945,000	6,944,979
Freddie Mac, 0.13%, due 2/08/12	8,130,000	8,128,884
Freddie Mac, 0.02%, due 3/26/12	7,201,000	7,200,660
Freddie Mac, 0.1%, due 8/15/12	9,655,000	9,648,912

Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$80,833,112

CERTIFICATES OF DEPOSIT – 2.0%
Major Banks – 2.0%
Bank of Montreal/Chicago Branch, 0.07%, due 1/04/12, at Amortized Cost and Value	$6,468,000	$6,468,000

FLOATING RATE DEMAND NOTES – 2.9%
East Baton Rouge, LA, Pollution Control Rev. (Exxon Mobil Corp.), 0.01%, due 1/03/12	$3,300,000	$3,300,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), 0.01%, due 1/03/12	2,900,000	2,900,000

5

MFS Money Market Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

FLOATING RATE DEMAND NOTES – continued
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “C”, 0.01%, due 1/03/12	$3,200,000	$3,200,000

Total Floating Rate Demand Notes (Identified Cost, $9,400,000)		$9,400,000

REPURCHASE AGREEMENTS – 6.9%
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.01%, dated 12/30/11, due 1/03/12, total to be received $22,184,025 (secured by U.S. Treasury and Federal Agency obligations valued at $22,627,689 in a jointly traded account), at Cost	$22,184,000	$22,184,000

Total Investments, at Amortized Cost and Value		$318,504,464

OTHER ASSETS, LESS LIABILITIES – 0.5%		1,525,602

Net Assets – 100.0%		$320,030,066

(t)	Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2) of the Securities Act of 1933.

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

6

MFS Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments, at amortized cost and value	$318,504,464
Cash	243
Receivables for
Fund shares sold	1,900,974
Interest	352
Other assets	9,048
Total assets		$320,415,081
Liabilities
Payable for fund shares reacquired	$338,750
Payable to investment adviser	1,325
Payable for Trustees’ compensation	518
Accrued expenses and other liabilities	44,422
Total liabilities		$385,015
Net assets		$320,030,066
Net assets consist of
Paid-in capital	$320,253,511
Accumulated net realized gain (loss) on investments	(223,445)
Net assets		$320,030,066
Shares of beneficial interest outstanding		320,254,606

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$188,106,071	188,231,699	$1.00
Service Class	131,923,995	132,022,907	1.00

See Notes to Financial Statements

7

MFS Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Interest income		$494,137
Expenses
Management fee	$1,606,484
Distribution and/or service fees	370,056
Administrative services fee	107,226
Trustees’ compensation	38,657
Custodian fee	27,534
Shareholder communications	18,664
Auditing fees	28,954
Legal fees	5,502
Miscellaneous	27,726
Total expenses		$2,230,803
Fees paid indirectly	(8)
Reduction of expenses by investment adviser and distributor	(1,736,658)
Net expenses		$494,137
Net investment income		$0
Net realized gain (loss) on investment transactions		$366
Change in net assets from operations		$366

See Notes to Financial Statements

8

MFS Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$0	$0
Net realized gain (loss) on investments	366	732
Change in net assets from operations	$366	$732
Change in net assets from fund share transactions	$(20,794,103)	$(57,798,897)
Total change in net assets	$(20,793,737)	$(57,798,165)
Net assets
At beginning of period	340,823,803	398,621,968
At end of period	$320,030,066	$340,823,803

See Notes to Financial Statements

9

MFS Money Market Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011		2010		2009		2008		2007
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00		$0.00	(w)	$0.02		$0.05
Net realized and unrealized gain (loss) on investments	0.00	(w)	0.00	(w)	0.00		(0.00	)(w)	(0.00	)(w)
Total from investment operations	$0.00	(w)	$0.00	(w)	$0.00	(w)	$0.02		$0.05
Less distributions declared to shareholders
From net investment income	$—		$—		$(0.00	)(w)	$(0.02)		$(0.05)
Net asset value, end of period (m)	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (%) (k)(r)(m)	0.00		0.00		0.00	(x)	2.03		4.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.58		0.59		0.60		0.59		0.55
Expenses after expense reductions (f)	0.15		0.27		0.33		0.57		N/A
Net investment income	0.00		0.00		0.00		2.02		4.73
Net assets at end of period (000 omitted)	$188,106		$172,365		$206,513		$322,980		$320,807

Service Class	Years ended 12/31
	2011		2010		2009		2008		2007
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00		$0.00		$0.02		$0.04
Net realized and unrealized gain (loss) on investments	0.00	(w)	0.00	(w)	0.00		(0.00	)(w)	(0.00	)(w)
Total from investment operations	$0.00	(w)	$0.00	(w)	$0.00		$0.02		$0.04
Less distributions declared to shareholders
From net investment income	$—		$—		$(0.00	)(w)	$(0.02)		$(0.04)
Net asset value, end of period (m)	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (%) (k)(r)(m)	0.00		0.00		0.00	(x)	1.80		4.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83		0.84		0.85		0.84		0.80
Expenses after expense reductions (f)	0.16		0.27		0.33		0.80		N/A
Net investment income	0.00		0.00		0.00		1.76		4.48
Net assets at end of period (000 omitted)	$131,924		$168,459		$192,109		$241,404		$233,523

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(m)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

(r)	Certain expenses have been reduced without which performance would have been lower.

(w)	Per share amount was less than $0.01.

(x)	Total return was less than 0.01%.

See Notes to Financial Statements

10

MFS Money Market Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Money Market Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Short term securities	$—	$318,504,464	$—	$318,504,464

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

11

MFS Money Market Portfolio

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended December 31, 2011, there were no significant adjustments due to differences between book and tax accounting.

The fund declared no distributions for the years ended December 31, 2011 and December 31, 2010.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$318,504,464
Capital loss carryforwards	(223,445)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/15	$(30,520)
12/31/16	(192,925)
Total	$(223,445)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.45% of average daily net assets in excess of $500 million. This written agreement terminated on December 31, 2011. For the year ended December 31, 2011, the fund’s average daily net assets did not exceed $500 million and therefore, the management fee was not reduced under this agreement. During the year ended December 31, 2011, MFS voluntarily waived receipt of $1,339,836 of the fund’s management fee in order to avoid a negative yield. For the year ended December 31, 2011, this voluntary waiver had the effect of reducing the management fee by 0.42% of average daily net assets on an annualized basis. The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.08% of the fund’s average daily net assets.

On December 1, 2011, shareholders of the fund approved a new investment advisory agreement between the trust, on behalf of the fund, and MFS. This new investment advisory agreement provides that effective January 1, 2012, the management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	0.50%
Average daily net assets in excess of $500 million	0.45%

12

MFS Money Market Portfolio

Notes to Financial Statements – continued

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, and brokerage commissions, such that total annual fund operating expenses do not exceed 1.25% of the fund’s average daily net assets. MFS’ agreement to limit the fund’s total annual operating expenses is contained in the investment advisory agreement between MFS and the fund. This agreement terminated on December 31, 2011 in connection with shareholder approval of the new investment advisory agreement. The investment adviser has also agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 0.57% of average daily net assets for the Initial Class shares and 0.82% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2013. For the year ended December 31, 2011, this reduction amounted to $26,766 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. During the year ended December 31, 2011, MFD voluntarily waived receipt of $370,056 of the fund’s distribution and/or service fees in order to avoid a negative yield. For the year ended December 31, 2011, this voluntary waiver had the effect of reducing the distribution and/or service fees by 0.25% of average daily net assets attributable to Service Class shares on an annualized basis. The distribution and/or service fees incurred for the year ended December 31, 2011 were equivalent to an annual effective rate of 0.00% of the average daily net assets attributable to Service Class shares.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2011, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0334% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $5,321 and are included in miscellaneous expense on the Statement of Operations.

13

MFS Money Market Portfolio

Notes to Financial Statements – continued

(4)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	66,388,299	$66,388,299	38,129,471	$38,129,471
Service Class	52,062,057	52,062,056	52,206,382	52,206,383
	118,450,356	$118,450,355	90,335,853	$90,335,854
Shares issued in connection with acquisition of Money Market Variable Account
Initial Class	24,205,785	$24,205,785
Shares reacquired
Initial Class	(74,853,361)	$(74,853,361)	(72,278,062)	$(72,278,062)
Service Class	(88,596,882)	(88,596,882)	(75,856,689)	(75,856,689)
	(163,450,243)	$(163,450,243)	(148,134,751)	$(148,134,751)
Net change
Initial Class	15,740,723	$15,740,723	(34,148,591)	$(34,148,591)
Service Class	(36,534,825)	(36,534,826)	(23,650,307)	(23,650,306)
	(20,794,102)	$(20,794,103)	(57,798,898)	$(57,798,897)

(5)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $2,501 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(6)	Acquisitions

At the close of business on December 2, 2011, the fund with net assets of $297,118,105, acquired all of the investment-related assets and liabilities of Money Market Variable Account. The acquisition was part of a transaction in which the Money Market Variable Account was converted into a unit investment trust (“UIT”) that invests in the fund (the acquisition of the Account’s assets and liabilities and subsequent conversion into a UIT hereinafter referred to as the “Reorganization”). The Reorganization provided the contract owners of the Money Market Variable Account with the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of 24,205,785 shares of the fund (valued at $24,205,785) for all of the investment-related assets and liabilities of Money Market Variable Account. Money Market Variable Account’s net assets on that date were $24,205,785, including investments valued at $24,276,204 with a cost basis of $24,276,204. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from Money Market Variable Account were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Money Market Variable Account that have been included in MFS Money Market Portfolio’s Statement of Operations since December 2, 2011. No pro forma information is provided as it is not material to the combined fund results.

14

MFS Money Market Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Money Market Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Money Market Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Money Market Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

15

MFS Money Market Portfolio

RESULTS OF SHAREHOLDER MEETING (unaudited)

At a special meeting of shareholders of MFS Money Market Portfolio, which was held on December 1, 2011, the following actions were taken for which shareholders of all series of MFS Variable Insurance Trust II voted together as a single class with respect to Item 1 and shareholders of MFS Money Market Portfolio voted as a separate class with respect to Items 2 and 3:

Item 1: Election of ten Trustees as members of the Board of Trustees of the Trust effective January 1, 2012:

	Number of Shares
	For	Withheld Authority
Robert E. Butler	681,916,712.8686	46,472,894.9218
Maureen R. Goldfarb	682,835,794.8512	45,553,812.9392
David H. Gunning	681,500,267.3085	46,889,340.4819
William R. Gutow	681,050,223.5547	47,339,384.2357
Michael Hegarty	682,477,088.8584	45,912,518.9320
John P. Kavanaugh	683,794,425.4269	44,595,182.3635
Robert J. Manning	682,699,559.7374	45,690,048.0530
J. Dale Sherratt	681,362,743.0513	47,026,864.7391
Laurie J. Thomsen	683,408,094.0000	44,981,513.7904
Robert W. Uek	681,424,852.0247	46,964,755.7657

Item 2: To approve a new investment advisory agreement dated January 1, 2012, between the Trust, on behalf of MFS Money Market Portfolio, and MFS:

Number of Shares
For	Against	Withheld Authority
223,206,713.4187	5,360,347.9639	27,480,786.4273

Item 3: To approve revisions to and restatements of certain fundamental investment restrictions of MFS Money Market Portfolio effective January 1, 2012 as detailed below:

		Number of Shares
		For	Against	Withheld Authority
A.	Borrowing	214,487,166.1478	10,274,065.3143	31,286,616.3478
B.	Underwriting Securities	216,123,773.9368	9,777,731.3005	30,146,342.5726
C.	Issuance of Senior Securities	218,811,701.0313	6,295,467.3139	30,940,679.4647
D.	Lending of Money or Securities	214,108,929.8040	11,105,913.0112	30,833,004.9947
E.	Purchases or Sales of Real Estate; Interests in Oil, Gas or Mineral Leases; and Commodities	217,712,580.9383	8,309,484.1527	30,025,782.7189
F.	Industry Concentration	217,571,154.3516	7,877,205.8565	30,599,487.6018

16

MFS Money Market Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

17

MFS Money Market Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

18

MFS Money Market Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Edward O’Dette

19

MFS Money Market Portfolio

At a special meeting of shareholders of the MFS Money Market Portfolio (hereinafter referred to as the “Fund” or the “Portfolio”), which was held on December 1, 2011, the shareholders approved a new investment advisory agreement based on the recommendation of the Board of Trustees. At its July, 2011 meeting, the Board of Trustees (i) approved, and recommended for shareholder approval, the new investment advisory agreement effective January 1, 2012, and (ii) the continuation of the existing investment advisory agreement effective September 1, 2011. The following includes a description of the factors that the Board of Trustees considered and the conclusions that formed the basis of their approval of both the new investment advisory agreement and the continuation of the prior investment advisory agreement.

BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the new investment advisory agreement (the “New Agreement”) between Massachusetts Financial Services Company (“MFS”) and MFS Variable Insurance Trust II (the “Trust”) on behalf of the Portfolio and, beginning on the second anniversary of the initial effective date of the New Agreement, annually approve the continuation of the New Agreement. The Trustees have considered matters bearing on the Portfolio and the then current advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in July 2011 to consider the initial approval of the New Agreement, and to recommend that shareholders approve the New Agreement. The independent Trustees were assisted in their evaluation of the New Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management. The independent Trustees were also assisted in this process by the Portfolio’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the initial approval of the New Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The New Agreement was considered separately for the series of the Trust (collectively, the “Portfolios”), although the Trustees also took into account the common interests of all Portfolios in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and/or shareholder services to be performed by MFS under the New Agreement and other arrangements with the Trust.

In connection with their initial review meeting, the Trustees received and relied upon materials that included, among other items: (i) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (ii) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” would be observed for the Portfolio under the New Agreement, and (iii) a comparison and summary of the differences in the provisions in the New Agreement compared to those in each of the then current investment advisory agreements for the Portfolios. In addition, in connection with the independent Trustees’ meetings in May and July, 2011 (the “contract review meetings”) for the purpose of considering whether to approve the continuation of the then current investment advisory agreements for the Portfolio, the independent Trustees received: (1) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Portfolio for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (2) information provided by Lipper on the Portfolio’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (3) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Portfolio, (4) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (5) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (6) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Portfolio. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the initial approval of the New Agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Portfolio, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Portfolio could reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that

20

MFS Money Market Portfolio

Board Approval of New Investment Advisory Agreement – continued

the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Because the portfolio management team managing the Portfolio’s investments under the then current investment advisory agreement will remain the same under the New Agreement for the Portfolio, the Trustees compared the Portfolio’s total return investment performance to the performance of its Lipper performance universe over various time periods, based on information provided by Lipper. The Trustees placed particular emphasis on the total return performance of the Portfolio’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods.

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 4th quintile for the three-year and the five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was adequate.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year. For Portfolios whose performance lagged their peer groups, they discussed the factors that contributed thereto and MFS’ efforts to improve such Portfolios’ performance. After reviewing this information, the Trustees concluded, within the context of their overall conclusions regarding the New Agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Portfolio’s advisory fee, the Trustees considered, among other information, the Portfolio’s advisory fee and the total expense ratio of the Portfolio’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Portfolio, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Portfolio is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each below the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio. The Trustees further noted that the New Agreement would reflect MFS’ agreement to reduce the advisory fee on average daily net assets over $500 million on a permanent basis, and concluded that the breakpoint was sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered whether the Portfolio is likely to benefit from any economies of scale due to future asset growth. In this regard, the Trustees reviewed the adequacy of breakpoints and discussed with MFS any adjustments necessary for the shareholders’ benefit.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Portfolio and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Portfolio and other accounts and products for purposes of estimating profitability.

The Trustees noted that there would be no increase to the net advisory fee arrangement for the Portfolio under the New Agreement when compared to the Portfolio’s then current investment advisory agreement. After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Portfolio under the New Agreement represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Portfolio. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

21

MFS Money Market Portfolio

Board Approval of New Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Trust by MFS and its affiliates under agreements and plans other than the New Agreement, including the 12b-1 fees the Portfolio pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Portfolio’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Portfolio were satisfactory. The Trustees also considered the benefits to MFS from the use of the Portfolio’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the New Agreement should be approved for an initial two-year period, commencing upon its effective date, as set forth in the New Agreement.

BOARD APPROVAL OF CONTINUATION OF PRIOR INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and other investment companies that the Board oversees as a whole, and for MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual

22

MFS Money Market Portfolio

Board Approval of Continuation of Prior Investment Advisory Agreement – continued

Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five -year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 4th quintile for the three-year and five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was adequate.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data (which takes into account any reductions or expense limitations) that the Fund’s effective advisory fee rate and total expense ratio were each below the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

23

MFS Money Market Portfolio

Board Approval of Continuation of Prior Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

24

MFS Money Market Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

25

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

MFS® Massachusetts Investors Growth Stock Portfolio

MFS® Variable Insurance Trust II

ANNUAL REPORT

December 31, 2011

MIS-ANN

MFS® MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO

The report is prepared for the general information of contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Massachusetts Investors Growth Stock Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Massachusetts Investors Growth Stock Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Oracle Corp.	4.0%
Apple, Inc.	3.9%
Danaher Corp.	3.8%
Google, Inc., “A”	3.7%
United Technologies Corp.	3.0%
PepsiCo, Inc.	2.9%
Colgate-Palmolive Co.	2.9%
Visa, Inc., “A”	2.8%
Schlumberger Ltd.	2.6%
Microchip Technology, Inc.	2.5%

Equity sectors
Technology	26.1%
Industrial Goods & Services	12.3%
Consumer Staples	11.6%
Health Care	11.0%
Financial Services	8.4%
Special Products & Services	7.9%
Retailing	7.4%
Energy	7.1%
Basic Materials	3.0%
Leisure	2.4%
Autos & Housing	1.8%
Transportation	0.5%

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS Massachusetts Investors Growth Stock Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Massachusetts Investors Growth Stock Portfolio (the “fund”) provided a total return of 0.80%, while Service Class shares of the fund provided a total return of 0.57%. These compare with a return of 2.64% over the same period for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

Security selection in the health care sector detracted from the fund’s performance relative to the Russell 1000 Growth Index. The fund’s ownership in shares of life sciences supply company Thermo Fisher Scientific (b) held back relative results. Shares of the company declined as management lowered its full-year guidance due to sluggishness in the academic/government end market and a lower impact from foreign exchange. Its share price underperformance also reflected concerns about the potential for a more significant slowdown in its European business.

Security selection in the retailing sector also dampened performance. No individual securities within this sector were among the fund’s top relative detractors for the reporting period.

Elsewhere, the fund’s underweight position in shares of integrated oil and gas company Exxon Mobil held back performance as the stock outperformed the benchmark during the reporting period. Shares of Exxon Mobil, along with most energy companies, benefited as oil prices increased during the period. The company also reported positive earnings results, with very strong returns and cash flow generation which continued to support its dividend and share repurchase program. The fund’s ownership in shares of enterprise software products maker Oracle, computer products and services provider Hewlett-Packard, financial exchange operator CME Group (b), electrical components manufacturer Sensata Technologies Holding (b), multi-industrial company Johnson Controls, and index data provider MSCI also dampened relative results. Not holding shares of strong-performing tobacco company Philip Morris and fast food company McDonald’s also hurt relative results.

Contributors to Performance

Security selection in the technology sector contributed to relative returns, led by the fund’s ownership in shares of semiconductor manufacturer Microchip Technology and semiconductor equipment provider ASML Holding (b). Shares of ASML rose late in the period as the company benefited from increased order volume, system sales, and improving trends.

A combination of security selection and an underweight position in the basic materials sector also supported positive relative results. Not holding shares of precious metal company Freeport-McMoRan boosted relative performance as the stock underperformed the benchmark. Shares declined as workers from the company’s Indonesia mining site went on strike causing decreased production and increased costs during the reporting period. Additionally, concerns over slowing growth in China weighed on the stock.

3

MFS Massachusetts Investors Growth Stock Portfolio

Management Review – continued

Elsewhere, the fund’s overweight positions in shares of global payments technology companies, Visa and MasterCard, household products company Colgate-Palmolive, facilities maintenance products supplier Grainger (h), management consulting firm Accenture, and athletic shoes and apparel manufacturer NIKE benefited relative performance. Not owning shares of poor-performing global automaker Ford, also helped.

Respectfully,

Jeffrey Constantino

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Massachusetts Investors Growth Stock Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/06/98	0.80%	2.28%	2.04%
Service Class	8/24/01	0.57%	2.03%	1.79%

Comparative benchmark
Russell 1000 Growth Index (f)		2.64%	2.50%	2.60%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Massachusetts Investors Growth Stock Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	0.82%	$1,000.00	$946.66	$4.02
	Hypothetical (h)	0.82%	$1,000.00	$1,021.07	$4.18
Service Class	Actual	1.07%	$1,000.00	$945.65	$5.25
	Hypothetical (h)	1.07%	$1,000.00	$1,019.81	$5.45

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Massachusetts Investors Growth Stock Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.5%
Aerospace – 3.8%
Precision Castparts Corp.	23,790	$3,920,350
United Technologies Corp.	223,730	16,352,426

		$20,272,776

Alcoholic Beverages – 0.8%
Diageo PLC	203,315	$4,440,998

Apparel Manufacturers – 2.8%
LVMH Moet Hennessy Louis Vuitton S.A.	38,867	$5,475,916
NIKE, Inc., “B”	99,610	9,599,416

		$15,075,332

Automotive – 1.8%
Johnson Controls, Inc.	310,560	$9,708,106

Broadcasting – 1.3%
Omnicom Group, Inc.	46,070	$2,053,801
Viacom, Inc., “B”	108,610	4,931,980

		$6,985,781

Brokerage & Asset Managers – 3.6%
Charles Schwab Corp.	450,170	$5,068,914
CME Group, Inc.	24,980	6,086,877
Franklin Resources, Inc.	86,260	8,286,136

		$19,441,927

Business Services – 7.9%
Accenture PLC, “A”	236,940	$12,612,316
Dun & Bradstreet Corp.	159,740	11,953,344
MSCI, Inc., “A” (a)	260,590	8,581,229
Verisk Analytics, Inc., “A” (a)	237,900	9,546,927

		$42,693,816

Cable TV – 1.1%
DIRECTV, “A” (a)	134,360	$5,745,234

Chemicals – 0.5%
Monsanto Co.	40,120	$2,811,208

Computer Software – 6.3%
Autodesk, Inc. (a)	224,850	$6,819,701
Check Point Software Technologies Ltd. (a)	99,430	5,224,052
Oracle Corp.	849,470	21,788,906

		$33,832,659

Computer Software – Systems – 8.7%
Apple, Inc. (a)	51,820	$20,987,100
EMC Corp. (a)	376,850	8,117,349
Hewlett-Packard Co.	217,490	5,602,542
International Business Machines Corp.	66,530	12,233,536

		$46,940,527

Consumer Products – 5.7%
Church & Dwight Co., Inc.	76,090	$3,481,878
Colgate-Palmolive Co.	168,710	15,587,117

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Products – continued
Procter & Gamble Co.	175,811	$11,728,352

		$30,797,347

Electrical Equipment – 8.5%
Amphenol Corp., “A”	177,280	$8,046,739
Danaher Corp.	441,060	20,747,462
Sensata Technologies Holding B.V. (a)	372,450	9,787,986
W.W. Grainger, Inc.	39,900	7,468,881

		$46,051,068

Electronics – 5.6%
ASML Holding N.V.	163,120	$6,816,785
Microchip Technology, Inc.	374,600	13,721,598
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	768,309	9,918,869

		$30,457,252

Energy – Independent – 1.1%
Occidental Petroleum Corp.	64,230	$6,018,351

Energy – Integrated – 2.0%
Chevron Corp.	36,560	$3,889,984
Exxon Mobil Corp.	81,880	6,940,149

		$10,830,133

Food & Beverages – 5.1%
Groupe Danone	131,847	$8,288,132
Mead Johnson Nutrition Co., “A”	48,370	3,324,470
PepsiCo, Inc.	236,800	15,711,680

		$27,324,282

Food & Drug Stores – 0.7%
CVS Caremark Corp.	88,306	$3,601,119

General Merchandise – 3.2%
Kohl’s Corp.	152,350	$7,518,473
Target Corp.	194,490	9,961,778

		$17,480,251

Internet – 4.3%
eBay, Inc. (a)	113,510	$3,442,758
Google, Inc., “A” (a)	30,810	19,900,179

		$23,342,937

Major Banks – 0.5%
Bank of New York Mellon Corp.	125,869	$2,506,052

Medical & Health Technology & Services – 1.9%
Medco Health Solutions, Inc. (a)	65,000	$3,633,500
Patterson Cos., Inc.	225,322	6,651,505

		$10,285,005

Medical Equipment – 6.8%
Becton, Dickinson & Co.	114,190	$8,532,277
DENTSPLY International, Inc.	124,430	4,353,806

7

MFS Massachusetts Investors Growth Stock Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – continued
Medtronic, Inc.	76,230	$2,915,798
St. Jude Medical, Inc.	125,020	4,288,186
Thermo Fisher Scientific, Inc. (a)	265,940	11,959,322
Waters Corp. (a)	61,030	4,519,272

		$36,568,661

Metals & Mining – 0.7%
BHP Billiton Ltd., ADR	53,960	$3,811,195

Network & Telecom – 1.2%
Cisco Systems, Inc.	351,987	$6,363,925

Oil Services – 4.0%
National Oilwell Varco, Inc.	105,140	$7,148,469
Schlumberger Ltd.	208,480	14,241,269

		$21,389,738

Other Banks & Diversified Financials – 4.3%
MasterCard, Inc., “A”	21,520	$8,023,086
Visa, Inc., “A”	147,720	14,998,012

		$23,021,098

Pharmaceuticals – 2.3%
Abbott Laboratories	67,880	$3,816,892
Allergan, Inc.	36,690	3,219,181
Johnson & Johnson	78,250	5,131,635

		$12,167,708

Railroad & Shipping – 0.5%
Kuehne & Nagel, Inc. AG	24,970	$2,794,729

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Chemicals – 1.8%
Praxair, Inc.	92,550	$9,893,595

Specialty Stores – 0.7%
Industria de Diseno Textil S.A.	43,293	$3,537,169

Total Common Stocks (Identified Cost, $487,165,303)		$536,189,979

MONEY MARKET FUNDS – 0.5%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)	2,902,318	$2,902,318

Total Investments (Identified Cost, $490,067,621)		$539,092,297

OTHER ASSETS, LESS LIABILITIES – 0.0%		11,536

Net Assets – 100.0%		$539,103,833

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $487,165,303)	$536,189,979
Underlying affiliated funds, at cost and value	2,902,318
Total investments, at value (identified cost, $490,067,621)	$539,092,297
Cash	175,120
Receivables for
Fund shares sold	18,892
Interest and dividends	516,981
Other assets	14,173
Total assets		$539,817,463
Liabilities
Payable for fund shares reacquired	$603,021
Payable to affiliates
Investment adviser	32,895
Distribution and/or service fees	1,103
Payable for Trustees’ compensation	881
Accrued expenses and other liabilities	75,730
Total liabilities		$713,630
Net assets		$539,103,833
Net assets consist of
Paid-in capital	$572,264,786
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	49,038,185
Accumulated net realized gain (loss) on investments and foreign currency transactions	(84,303,628)
Undistributed net investment income	2,104,490
Net assets		$539,103,833
Shares of beneficial interest outstanding		47,128,787

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$485,483,738	42,410,860	$11.45
Service Class	53,620,095	4,717,927	11.37

See Notes to Financial Statements

9

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Dividends	$6,289,110
Interest	26,212
Dividends from underlying affiliated funds	5,076
Foreign taxes withheld	(152,169)
Total investment income		$6,168,229
Expenses
Management fee	$3,573,285
Distribution and/or service fees	154,687
Administrative services fee	158,792
Trustees’ compensation	56,942
Custodian fee	65,644
Shareholder communications	21,231
Auditing fees	49,158
Legal fees	5,567
Miscellaneous	40,062
Total expenses		$4,125,368
Fees paid indirectly	(4)
Reduction of expenses by investment adviser	(57,531)
Net expenses		$4,067,833
Net investment income		$2,100,396
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$29,331,825
Foreign currency transactions	5,239
Net realized gain (loss) on investments and foreign currency transactions		$29,337,064
Change in unrealized appreciation (depreciation)
Investments	$(28,672,382)
Translation of assets and liabilities in foreign currencies	2,901
Net unrealized gain (loss) on investments and foreign currency translation		$(28,669,481)
Net realized and unrealized gain (loss) on investments and foreign currency		$667,583
Change in net assets from operations		$2,767,979

See Notes to Financial Statements

10

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$2,100,396	$2,495,992
Net realized gain (loss) on investments and foreign currency transactions	29,337,064	43,648,942
Net unrealized gain (loss) on investments and foreign currency translation	(28,669,481)	12,944,631
Change in net assets from operations	$2,767,979	$59,089,565
Distributions declared to shareholders
From net investment income	$(2,503,255)	$(1,353,058)
Change in net assets from fund share transactions	$39,199,459	$(86,698,840)
Total change in net assets	$39,464,183	$(28,962,333)
Net assets
At beginning of period	499,639,650	528,601,983
At end of period (including undistributed net investment income of $2,104,490 and $2,502,110, respectively)	$539,103,833	$499,639,650

See Notes to Financial Statements

11

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.43	$10.13	$7.30	$11.69	$10.52
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.06	$0.05	$0.06	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	0.03	1.27	2.85	(4.39)	1.16
Total from investment operations	$0.09	$1.33	$2.90	$(4.33)	$1.21
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.03)	$(0.07)	$(0.06)	$(0.04)
Net asset value, end of period (x)	$11.45	$11.43	$10.13	$7.30	$11.69
Total return (%) (k)(r)(s)(x)	0.80	13.15	40.14	(37.22)	11.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.86	0.87	0.86	0.84
Expenses after expense reductions (f)	0.82	0.82	0.82	0.83	0.83
Net investment income	0.47	0.55	0.62	0.62	0.48
Portfolio turnover	24	45	53	42	62
Net assets at end of period (000 omitted)	$485,484	$429,925	$448,333	$145,858	$309,208

See Notes to Financial Statements

12

MFS Massachusetts Investors Growth Stock Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.34	$10.06	$7.24	$11.59	$10.43
Income (loss) from investment operations
Net investment income (d)	$0.03	$0.03	$0.04	$0.04	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	0.03	1.26	2.82	(4.36)	1.15
Total from investment operations	$0.06	$1.29	$2.86	$(4.32)	$1.17
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.01)	$(0.04)	$(0.03)	$(0.01)
Net asset value, end of period (x)	$11.37	$11.34	$10.06	$7.24	$11.59
Total return (%) (k)(r)(s)(x)	0.57	12.83	39.78	(37.35)	11.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.11	1.12	1.11	1.09
Expenses after expense reductions (f)	1.07	1.07	1.07	1.08	1.08
Net investment income	0.22	0.30	0.43	0.37	0.19
Portfolio turnover	24	45	53	42	62
Net assets at end of period (000 omitted)	$53,620	$69,714	$80,269	$59,579	$119,324

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Tyco International Ltd., the Initial Class and Service Class total returns for the year ended December 31, 2010 would have each been lower by approximately 0.63%.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Massachusetts Investors Growth Stock Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Massachusetts Investors Growth Stock Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

14

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$485,882,134	$—	$—	$485,882,134
France	8,288,132	5,475,916	—	13,764,048
Taiwan	9,918,869	—	—	9,918,869
Netherlands	6,816,785	—	—	6,816,785
Israel	5,224,052	—	—	5,224,052
United Kingdom	4,440,998	—	—	4,440,998
Australia	3,811,195	—	—	3,811,195
Spain	—	3,537,169	—	3,537,169
Switzerland	—	2,794,729	—	2,794,729
Mutual Funds	2,902,318	—	—	2,902,318
Total Investments	$527,284,483	$11,807,814	$—	$539,092,297

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

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MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains)	$2,503,255	$1,353,058

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$490,381,353
Gross appreciation	75,492,790
Gross depreciation	(26,781,846)
Net unrealized appreciation (depreciation)	$48,710,944
Undistributed ordinary income	2,104,490
Capital loss carryforwards	(83,989,896)
Other temporary differences	13,509

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/15	$(23,309,924)
12/31/16	(51,745,133)
12/31/17	(8,934,839)
Total	$(83,989,896)

The availability of a portion of the capital loss carryforwards, which were acquired on December 4, 2009 in connection with the MFS Capital Appreciation Portfolio merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per

16

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$2,330,869	$1,281,103
Service Class	172,386	71,955
Total	$2,503,255	$1,353,058

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $1 billion. This written agreement terminated on December 31, 2011. For the year ended December 31, 2011, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

On December 1, 2011, shareholders of the fund approved a new investment advisory agreement between the trust, on behalf of the fund, and MFS. This new investment advisory agreement provides that effective January 1, 2012, the management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that the total annual operating expenses do not exceed 0.82% of average daily net assets for the Initial Class shares and 1.07% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2013. For the year ended December 31, 2011, this reduction amounted to $57,531 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2011, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0333% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of

17

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $7,803 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $116,325,660 and $191,917,884, respectively. Purchases exclude the value of securities acquired in connection with the Capital Appreciation Variable Account merger (See Note 8.)

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	276,271	$3,177,926	260,261	$2,595,367
Service Class	98,650	1,129,009	191,998	1,918,108
	374,921	$4,306,935	452,259	$4,513,475
Shares issued in connection with acquisition of Capital Appreciation Variable Account
Initial Class	10,255,347	$119,581,797
Shares issued to shareholders in reinvestment of distributions
Initial Class	209,422	$2,330,869	119,617	$1,281,103
Service Class	15,586	172,386	6,756	71,955
	225,008	$2,503,255	126,373	$1,353,058
Shares reacquired
Initial Class	(5,943,995)	$(69,272,697)	(7,026,510)	$(71,724,639)
Service Class	(1,543,209)	(17,919,831)	(2,033,549)	(20,840,734)
	(7,487,204)	$(87,192,528)	(9,060,059)	$(92,565,373)
Net change
Initial Class	4,797,045	$55,817,895	(6,646,632)	$(67,848,169)
Service Class	(1,428,973)	(16,618,436)	(1,834,795)	(18,850,671)
	3,368,072	$39,199,459	(8,481,427)	$(86,698,840)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $3,629 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

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MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	5,979,449	72,234,524	(75,311,655)	2,902,318

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$5,076	$2,902,318

(8)	Acquisitions

At the close of business on December 2, 2011, the fund with net assets of $439,145,630, acquired all of the investment-related assets and liabilities of Capital Appreciation Variable Account. The acquisition was part of a transaction in which the Capital Appreciation Variable Account was converted into a unit investment trust (“UIT”) that invests in the fund (the acquisition of the Account’s assets and liabilities and subsequent conversion into a UIT hereinafter referred to as the “Reorganization”). The Reorganization provided the contract owners of the Capital Appreciation Variable Account with the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of 10,255,347 shares of the fund (valued at $119,581,797) for all of the investment-related assets and liabilities of Capital Appreciation Variable Account. Capital Appreciation Variable Account’s net assets on that date were $119,581,797, including investments valued at $119,481,954 with a cost basis of $100,293,081. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from Capital Appreciation Variable Account were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Capital Appreciation Variable Account that have been included in MFS Massachusetts Investors Growth Stock Portfolio’s Statement of Operations since December 2, 2011.

Assuming the acquisition had been completed on January 1, 2011, the fund’s pro forma results of operations for the year ended December 31, 2011 are as follows:

Net investment income	$2,808,611
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3,409,627
Change in net assets from operations	$6,218,238

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MFS Massachusetts Investors Growth Stock Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Massachusetts Investors Growth Stock Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Massachusetts Investors Growth Stock Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Massachusetts Investors Growth Stock Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

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MFS Massachusetts Investors Growth Stock Portfolio

RESULTS OF SHAREHOLDER MEETING (unaudited)

At a special meeting of shareholders of MFS Massachusetts Investors Growth Stock Portfolio, which was held on December 1, 2011, the following actions were taken for which shareholders of all series of MFS Variable Insurance Trust II voted together as a single class with respect to Item 1 and shareholders of MFS Massachusetts Investors Growth Stock Portfolio voted as a separate class with respect to Items 2 and 3:

Item 1: Election of ten Trustees as members of the Board of Trustees of the Trust effective January 1, 2012:

	Number of Shares
	For	Withheld Authority
Robert E. Butler	681,916,712.8686	46,472,894.9218
Maureen R. Goldfarb	682,835,794.8512	45,553,812.9392
David H. Gunning	681,500,267.3085	46,889,340.4819
William R. Gutow	681,050,223.5547	47,339,384.2357
Michael Hegarty	682,477,088.8584	45,912,518.9320
John P. Kavanaugh	683,794,425.4269	44,595,182.3635
Robert J. Manning	682,699,559.7374	45,690,048.0530
J. Dale Sherratt	681,362,743.0513	47,026,864.7391
Laurie J. Thomsen	683,408,094.0000	44,981,513.7904
Robert W. Uek	681,424,852.0247	46,964,755.7657

Item 2: To approve a new investment advisory agreement dated January 1, 2012, between the Trust, on behalf of MFS Massachusetts Investors Growth Stock Portfolio, and MFS:

Number of Shares
For	Against	Withheld Authority
34,515,278.5694	926,074.7245	3,212,055.8896

Item 3: To approve revisions to and restatements of certain fundamental investment restrictions of MFS Massachusetts Investors Growth Stock Portfolio effective January 1, 2012 as detailed below:

		Number of Shares
		For	Against	Withheld Authority
A.	Borrowing	33,484,354.2568	1,800,842.9838	3,368,211.9429
B.	Underwriting Securities	33,866,129.8711	1,402,739.1358	3,384,540.1766
C.	Issuance of Senior Securities	33,895,646.6907	1,514,393.3108	3,243,369.1820
D.	Lending of Money or Securities	33,514,406.5437	1,715,442.4188	3,423,560.2210
E.	Purchases or Sales of Real Estate; Interests in Oil, Gas or Mineral Leases; and Commodities	34,097,895.7281	1,290,885.1515	3,264,628.3039
F.	Industry Concentration	34,184,571.9078	1,200,779.1487	3,268,058.1270

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MFS Massachusetts Investors Growth Stock Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

22

MFS Massachusetts Investors Growth Stock Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

23

MFS Massachusetts Investors Growth Stock Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Jeffrey Constantino

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MFS Massachusetts Investors Growth Stock Portfolio

At a special meeting of shareholders of the MFS Massachusetts Investors Growth Stock Portfolio (hereinafter referred to as the “Fund” or the “Portfolio”), which was held on December 1, 2011, the shareholders approved a new investment advisory agreement based on the recommendation of the Board of Trustees. At its July, 2011 meeting, the Board of Trustees (i) approved, and recommended for shareholder approval, the new investment advisory agreement effective January 1, 2012, and (ii) the continuation of the existing investment advisory agreement effective September 1, 2011. The following includes a description of the factors that the Board of Trustees considered and the conclusions that formed the basis of their approval of both the new investment advisory agreement and the continuation of the prior investment advisory agreement.

BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the new investment advisory agreement (the “New Agreement”) between Massachusetts Financial Services Company (“MFS”) and MFS Variable Insurance Trust II (the “Trust”) on behalf of the Portfolio and, beginning on the second anniversary of the initial effective date of the New Agreement, annually approve the continuation of the New Agreement. The Trustees have considered matters bearing on the Portfolio and the then current advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in July 2011 to consider the initial approval of the New Agreement, and to recommend that shareholders approve the New Agreement. The independent Trustees were assisted in their evaluation of the New Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management. The independent Trustees were also assisted in this process by the Portfolio’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the initial approval of the New Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The New Agreement was considered separately for the series of the Trust (collectively, the “Portfolios”), although the Trustees also took into account the common interests of all Portfolios in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and/or shareholder services to be performed by MFS under the New Agreement and other arrangements with the Trust.

In connection with their initial review meeting, the Trustees received and relied upon materials that included, among other items: (i) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (ii) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” would be observed for the Portfolio under the New Agreement, and (iii) a comparison and summary of the differences in the provisions in the New Agreement compared to those in each of the then current investment advisory agreements for the Portfolios. In addition, in connection with the independent Trustees’ meetings in May and July, 2011 (the “contract review meetings”) for the purpose of considering whether to approve the continuation of the then current investment advisory agreements for the Portfolio, the independent Trustees received: (1) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Portfolio for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (2) information provided by Lipper on the Portfolio’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (3) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Portfolio, (4) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (5) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (6) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Portfolio. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the initial approval of the New Agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Portfolio, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Portfolio could reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that

25

MFS Massachusetts Investors Growth Stock Portfolio

Board Approval of New Investment Advisory Agreement – continued

the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Because the portfolio management team managing the Portfolio’s investments under the then current investment advisory agreement will remain the same under the New Agreement for the Portfolio, the Trustees compared the Portfolio’s total return investment performance to the performance of its Lipper performance universe over various time periods, based on information provided by Lipper. The Trustees placed particular emphasis on the total return performance of the Portfolio’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods.

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 1st quintile for the three-year period and in the 2nd quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year. For Portfolios whose performance lagged their peer groups, they discussed the factors that contributed thereto and MFS’ efforts to improve such Portfolios’ performance. After reviewing this information, the Trustees concluded, within the context of their overall conclusions regarding the New Agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Portfolio’s advisory fee, the Trustees considered, among other information, the Portfolio’s advisory fee and the total expense ratio of the Portfolio’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Portfolio, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Portfolio is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio. The Trustees further noted that the New Agreement would reflect MFS’ agreement to reduce the advisory fee on average daily net assets over $1 billion on a permanent basis, and concluded that the breakpoint was sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered whether the Portfolio is likely to benefit from any economies of scale due to future asset growth. In this regard, the Trustees reviewed the adequacy of breakpoints and discussed with MFS any adjustments necessary for the shareholders’ benefit.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Portfolio and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Portfolio and other accounts and products for purposes of estimating profitability.

The Trustees noted that there would be no increase to the net advisory fee arrangement for the Portfolio under the New Agreement when compared to the Portfolio’s then current investment advisory agreement. After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Portfolio under the New Agreement represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Portfolio. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Trust by MFS and its affiliates under agreements and plans other than the New Agreement, including the 12b-1 fees the Portfolio pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Portfolio’s behalf, which may include securities lending

26

MFS Massachusetts Investors Growth Stock Portfolio

Board Approval of New Investment Advisory Agreement – continued

programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Portfolio were satisfactory. The Trustees also considered the benefits to MFS from the use of the Portfolio’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the New Agreement should be approved for an initial two-year period, commencing upon its effective date, as set forth in the New Agreement.

BOARD APPROVAL OF CONTINUATION OF PRIOR INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and other investment companies that the Board oversees as a whole, and for MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

27

MFS Massachusetts Investors Growth Stock Portfolio

Board Approval of Continuation of Prior Investment Advisory Agreement – continued

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 1st quintile for the three-year period and in the 2nd quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data (which takes into account any reductions or expense limitations) that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

28

MFS Massachusetts Investors Growth Stock Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at  http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

29

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

31

MFS® New Discovery Portfolio

MFS® Variable Insurance Trust II

ANNUAL REPORT

December 31, 2011

NWD-ANN

MFS® NEW DISCOVERY PORTFOLIO

The report is prepared for the general information of contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS New Discovery Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS New Discovery Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Cabot Oil & Gas Corp.	2.1%
Brookdale Senior Living, Inc.	2.0%
HomeAway, Inc.	1.8%
Constant Contact, Inc.	1.7%
OpenTable, Inc.	1.6%
Energy XXI (Bermuda) Ltd.	1.6%
Green Mountain Coffee Roasters, Inc.	1.5%
WebMD Health Corp.	1.5%
FleetCor Technologies, Inc.	1.4%
Urban Outfitters, Inc.	1.4%

Equity sectors
Technology	28.6%
Health Care	20.3%
Special Products & Services	9.7%
Industrial Goods & Services	9.5%
Energy	7.1%
Retailing	6.0%
Transportation	4.0%
Financial Services	3.9%
Leisure	3.8%
Basic Materials	3.1%
Consumer Staples	1.9%
Autos & Housing	1.6%

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS New Discovery Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS New Discovery Portfolio (the “fund”) provided a total return of –10.37%, while Service Class shares of the fund provided a total return of –10.55%. These compare with a return of –2.91% for the fund’s benchmark, the Russell 2000 Growth Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

Stock selection in the retailing sector detracted from performance relative to the Russell 2000 Growth Index. Holdings of urban fashion apparel retailer Citi Trends hurt relative performance as the stock significantly underperformed the benchmark over the reporting period.

Security selection and, to a lesser extent, the fund’s underweight position in the health care sector was another negative factor for relative performance. There were no individual holdings within this sector that were among the fund’s top relative detractors.

Elsewhere, the fund’s overweight position in shares of online marketing and media company QuinStreet Inc. held back relative performance. Shares of the company performed poorly following management’s communication of a weak outlook in certain business channels. After making a successful stock market debut, shares of online vacation home marketplace HomeAway (b) hurt relative performance as the stock ended the year well below its initial public offering price. Holdings of online reservation provider OpenTable, telecommunications equipment supplier Calix, and technology equipment supplier Veeco Instruments also negatively impacted relative performance.

During the reporting period, the fund’s currency exposure, resulting primarily from holdings of foreign currency denominated securities, was a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

Stock selection in the energy sector was a principal contributor to the fund’s relative results. Within this sector, holdings of oil and gas exploration company PetroHawk Energy (b)(h), and the timing of the fund’s ownership in shares of oil exploration company Brigham Exploration (h), provided a boost to relative performance. Both companies were takeover targets in 2011, with mining giant BHP Billiton acquiring PetroHawk Energy in August, and oil and gas refiner StatoilHydro ASA announcing its deal to purchase Brigham Exploration in November. Fund performance also benefited from the strong performance of oil and gas exploration company Cabot Oil & Gas Corp (b).

3

MFS New Discovery Portfolio

Management Review – continued

Holdings in other sectors that benefited relative performance included discount carrier Spirit Airlines (b) and cloud-based business execution software firm SuccessFactors (h). Shares of Spirit Airlines began publicly trading in May, closing at the end of the year above its initial public offering price. Shares of SuccessFactors rose as the company announced its acquisition by business software developer SAP AG in December. Additionally, the timing of the fund’s ownership in specialty coffee producer Green Mountain Coffee Roasters (b) was a large contributor to relative performance.

Respectfully,

Thomas Wetherald

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS New Discovery Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/06/98	(10.37)%	4.33%	3.61%
Service Class	8/24/01	(10.55)%	4.08%	3.35%

Comparative benchmark
Russell 2000 Growth Index (f)		(2.91)%	2.09%	4.48%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 2000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS New Discovery Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	0.95%	$1,000.00	$810.57	$4.34
	Hypothetical (h)	0.95%	$1,000.00	$1,020.42	$4.84
Service Class	Actual	1.20%	$1,000.00	$810.04	$5.47
	Hypothetical (h)	1.20%	$1,000.00	$1,019.16	$6.11

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS New Discovery Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.5%
Aerospace – 0.9%
FLIR Systems, Inc.	14,460	$362,512
HEICO Corp.	18,010	1,053,225

		$1,415,737

Airlines – 1.9%
Allegiant Travel Co. (a)	23,900	$1,274,826
Spirit Airlines, Inc. (a)	101,460	1,582,776

		$2,857,602

Apparel Manufacturers – 0.9%
Arezzo Industria e Comercio S.A.	109,430	$1,361,092

Biotechnology – 1.6%
Anacor Pharmaceuticals, Inc. (a)	68,680	$425,816
Cepheid, Inc. (a)	22,510	774,569
Gen-Probe, Inc. (a)	18,740	1,107,909
NewLink Genetics Corp. (a)	11,260	79,270

		$2,387,564

Business Services – 6.7%
Calix, Inc. (a)	146,140	$945,526
Concur Technologies, Inc. (a)	23,790	1,208,294
Constant Contact, Inc. (a)	109,320	2,537,317
FleetCor Technologies, Inc. (a)	71,880	2,147,056
Jones Lang LaSalle, Inc.	26,530	1,625,228
LPS Brasil-Consultoria de Imoveis S.A.	21,000	292,722
Multiplus S.A.	47,260	817,121
Ultimate Software Group, Inc. (a)	5,850	380,952

		$9,954,216

Computer Software – 5.9%
Ariba, Inc. (a)	34,910	$980,273
Check Point Software Technologies Ltd. (a)	22,140	1,163,236
CommVault Systems, Inc. (a)	15,320	654,470
NetSuite, Inc. (a)	16,840	682,862
Nuance Communications, Inc. (a)	78,855	1,983,992
Red Hat, Inc. (a)	28,140	1,161,901
SolarWinds, Inc. (a)	48,920	1,367,314
Taleo Corp., “A” (a)	20,300	785,407

		$8,779,455

Computer Software – Systems – 7.7%
Aruba Networks, Inc. (a)	69,470	$1,286,584
BroadSoft, Inc. (a)	25,740	777,348
Cornerstone OnDemand, Inc. (a)	58,350	1,064,304
Fusion-io, Inc. (a)	26,480	640,816
National Instruments Corp.	48,505	1,258,705
PROS Holdings, Inc. (a)	46,320	689,242
Qlik Technologies, Inc. (a)	46,780	1,132,076
SciQuest, Inc. (a)	95,090	1,356,934
ServiceSource International, Inc. (a)	71,300	1,118,697
Tangoe, Inc. (a)	112,450	1,731,730
Velti PLC (a)	55,880	379,984

		$11,436,420

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Construction – 1.6%
Beacon Roofing Supply, Inc. (a)	40,590	$821,136
Eagle Materials, Inc.	16,690	428,265
NVR, Inc. (a)	1,710	1,173,060

		$2,422,461

Consumer Products – 0.4%
L’Occitane International S.A.	332,500	$667,860

Consumer Services – 3.0%
Anhanguera Educacional Participacoes S.A.	121,800	$1,312,521
HomeAway, Inc. (a)	113,050	2,628,413
MakeMyTrip Ltd. (a)	25,400	610,616

		$4,551,550

Electrical Equipment – 1.8%
MSC Industrial Direct Co., Inc., “A”	22,170	$1,586,264
Sensata Technologies Holding B.V. (a)	42,360	1,113,221

		$2,699,485

Electronics – 4.0%
Entegris, Inc. (a)	111,100	$969,348
Monolithic Power Systems, Inc. (a)	113,120	1,704,718
Semtech Corp. (a)	44,910	1,114,666
Stratasys, Inc. (a)	37,800	1,149,498
Veeco Instruments, Inc. (a)	50,840	1,057,472

		$5,995,702

Energy – Independent – 5.1%
Cabot Oil & Gas Corp.	40,650	$3,085,335
Energy XXI (Bermuda) Ltd. (a)	73,035	2,328,356
EXCO Resources, Inc.	129,900	1,357,455
Pinecrest Energy, Inc. (a)	371,620	864,529

		$7,635,675

Entertainment – 0.3%
Six Flags Entertainment Corp.	10,260	$423,122

Food & Beverages – 1.5%
Green Mountain Coffee Roasters, Inc. (a)	51,500	$2,309,775

Food & Drug Stores – 0.1%
Sun Art Retail Group Ltd. (a)	146,000	$182,533

Gaming & Lodging – 2.1%
Morgans Hotel Group Co. (a)	116,790	$689,061
WMS Industries, Inc. (a)	55,290	1,134,551
Wynn Resorts Ltd.	11,260	1,244,117

		$3,067,729

General Merchandise – 0.5%
Lojas Renner S.A.	27,800	$721,511

Health Maintenance Organizations – 0.4%
OdontoPrev S.A.	38,900	$554,746

7

MFS New Discovery Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Insurance – 1.1%
Brazil Insurance Participacoes e Administracao S.A.	186,880	$1,703,235

Internet – 5.7%
LinkedIn Corp., “A” (a)	30,120	$1,897,861
LogMeIn, Inc. (a)	21,830	841,547
OpenTable, Inc. (a)(l)	59,980	2,347,017
QuinStreet, Inc. (a)	135,580	1,269,029
WebMD Health Corp. (a)	58,700	2,204,185

		$8,559,639

Machinery & Tools – 6.8%
Douglas Dynamics, Inc.	37,770	$552,197
Finning International, Inc.	47,160	1,028,146
Herman Miller, Inc.	62,480	1,152,756
IPG Photonics Corp. (a)	28,280	957,844
Joy Global, Inc.	17,200	1,289,484
Nordson Corp.	25,810	1,062,856
Polypore International, Inc. (a)	27,300	1,200,927
United Rentals, Inc. (a)	52,660	1,556,103
WABCO Holdings, Inc. (a)	30,790	1,336,286

		$10,136,599

Medical & Health Technology & Services – 8.0%
Advisory Board Co. (a)	10,470	$776,979
Air Methods Corp. (a)	17,760	1,499,832
Allscripts Healthcare Solutions, Inc. (a)	73,620	1,394,363
Brookdale Senior Living, Inc. (a)	169,800	2,952,822
Cerner Corp. (a)	26,950	1,650,688
Diagnosticos da America S.A.	84,800	704,678
Fleury S.A.	60,100	689,527
Healthcare Services Group, Inc.	62,240	1,101,026
HealthStream, Inc. (a)	17,920	330,624
IPC The Hospitalist Co., Inc. (a)	18,360	839,419

		$11,939,958

Medical Equipment – 9.4%
Align Technology, Inc. (a)	36,970	$877,113
Conceptus, Inc. (a)	84,430	1,067,195
DexCom, Inc. (a)	117,530	1,094,204
Endologix, Inc. (a)	141,760	1,627,405
Essilor International S.A.	15,665	1,104,445
Heartware International, Inc. (a)	10,660	735,540
Masimo Corp. (a)	73,310	1,369,797
NxStage Medical, Inc. (a)	78,390	1,393,774
Sirona Dental Systems, Inc. (a)	24,980	1,100,119
Sonova Holding AG	11,317	1,183,749
Thoratec Corp. (a)	30,200	1,013,512
Uroplasty, Inc. (a)	162,030	688,628
Volcano Corp. (a)	30,870	734,397

		$13,989,878

Metals & Mining – 1.4%
Globe Specialty Metals, Inc.	86,190	$1,154,084
Molycorp, Inc. (a)	36,390	872,632

		$2,026,716

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Network & Telecom – 5.3%
Acme Packet, Inc. (a)	51,660	$1,596,811
F5 Networks, Inc. (a)	17,360	1,842,243
Fortinet, Inc. (a)	86,440	1,885,256
Polycom, Inc. (a)	89,440	1,457,872
Riverbed Technology, Inc. (a)	48,430	1,138,105

		$7,920,287

Oil Services – 2.0%
Atwood Oceanics, Inc. (a)	27,070	$1,077,115
Dresser-Rand Group, Inc. (a)	37,200	1,856,652

		$2,933,767

Other Banks & Diversified Financials – 2.8%
Air Lease Corp. (a)	49,300	$1,168,903
BankUnited, Inc.	50,610	1,112,914
First Republic Bank (a)	43,470	1,330,617
Zipcar, Inc. (a)	46,180	619,736

		$4,232,170

Pharmaceuticals – 0.9%
Perrigo Co.	13,300	$1,294,090

Precious Metals & Minerals – 0.5%
Colossus Minerals, Inc. (a)	114,220	$676,070

Railroad & Shipping – 0.3%
Diana Shipping, Inc. (a)	49,810	$372,579

Restaurants – 1.4%
Arcos Dorados Holdings, Inc.	47,330	$971,685
Dunkin Brands Group, Inc. (a)	45,170	1,128,347

		$2,100,032

Specialty Chemicals – 1.2%
Ecosynthetix, Inc. (a)(z)	46,190	$226,699
Rockwood Holdings, Inc. (a)	40,370	1,589,367

		$1,816,066

Specialty Stores – 4.5%
Citi Trends, Inc. (a)	134,520	$1,181,086
Francesca’s Holdings Corp. (a)	85,260	1,474,998
Monro Muffler Brake, Inc.	19,780	767,265
Urban Outfitters, Inc. (a)	75,690	2,086,016
Zumiez, Inc. (a)	41,830	1,161,201

		$6,670,566

Trucking – 1.8%
Atlas Air Worldwide Holdings, Inc. (a)	39,340	$1,511,836
Swift Transportation Co. (a)	150,660	1,241,438

		$2,753,274

Total Common Stocks (Identified Cost, $158,408,340)		$148,549,161

8

MFS New Discovery Portfolio

Portfolio of Investments – continued

Issuer	Strike Price	First Exercise	Shares/Par	Value ($)

WARRANTS – 0.0%
Alcoholic Beverages – 0.0%
Castle Brands, Inc. (1 share for 1 warrant) (Identified Cost, $70,840) (a)	$6.57	5/08/07	50,440	$0

MONEY MARKET FUNDS – 0.4%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)			529,518	$529,518

Issuer	Shares/Par	Value ($)

COLLATERAL FOR SECURITIES LOANED – 0.7%
Navigator Securities Lending Prime Portfolio, 0.27%, at Cost and Net Asset Value (j)	1,126,799	$1,126,799

Total Investments (Identified Cost, $160,135,497)		$150,205,478

OTHER ASSETS, LESS LIABILITIES – (0.6)%		(882,882)

Net Assets – 100.0%		$149,322,596

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the portfolio at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Ecosynthetix, Inc.	7/28/11	$436,877	$226,699
% of Net Assets			0.2%

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

9

MFS New Discovery Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $159,605,979)	$149,675,960
Underlying affiliated funds, at cost and value	529,518
Total investments, at value, including $1,095,444 of securities on loan (identified cost, $160,135,497)	$150,205,478
Foreign currency, at value (identified cost, $32,969)	32,938
Receivables for
Investments sold	519,643
Interest and dividends	36,380
Other assets	4,851
Total assets		$150,799,290
Liabilities
Payables for
Investments purchased	$42,284
Fund shares reacquired	224,503
Collateral for securities loaned, at value	1,126,799
Payable to affiliates
Investment adviser	12,315
Distribution and/or service fees	1,636
Payable for Trustees’ compensation	407
Accrued expenses and other liabilities	68,750
Total liabilities		$1,476,694
Net assets		$149,322,596
Net assets consist of
Paid-in capital	$148,810,746
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(9,930,599)
Accumulated net realized gain (loss) on investments and foreign currency transactions	10,442,449
Net assets		$149,322,596
Shares of beneficial interest outstanding		9,995,602

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$69,663,595	4,582,526	$15.20
Service Class	79,659,001	5,413,076	14.72

See Notes to Financial Statements

10

MFS New Discovery Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment loss
Income
Dividends	$649,938
Income on securities loaned	87,611
Interest	283
Dividends from underlying affiliated funds	925
Foreign taxes withheld	(16,665)
Total investment income		$722,092
Expenses
Management fee	$1,620,097
Distribution and/or service fees	242,175
Administrative services fee	60,490
Trustees’ compensation	22,329
Custodian fee	51,606
Shareholder communications	16,339
Auditing fees	66,568
Legal fees	5,432
Miscellaneous	24,409
Total expenses		$2,109,445
Fees paid indirectly	(16)
Reduction of expenses by investment adviser	(154,379)
Net expenses		$1,955,050
Net investment loss		$(1,232,958)
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $217 country tax)	$12,082,390
Foreign currency transactions	(170,944)
Net realized gain (loss) on investments and foreign currency transactions		$11,911,446
Change in unrealized appreciation (depreciation)
Investments	$(27,205,357)
Translation of assets and liabilities in foreign currencies	(539)
Net unrealized gain (loss) on investments and foreign currency translation		$(27,205,896)
Net realized and unrealized gain (loss) on investments and foreign currency		$(15,294,450)
Change in net assets from operations		$(16,527,408)

See Notes to Financial Statements

11

MFS New Discovery Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment loss	$(1,232,958)	$(1,169,929)
Net realized gain (loss) on investments and foreign currency transactions	11,911,446	60,222,620
Net unrealized gain (loss) on investments and foreign currency translation	(27,205,896)	62,154
Change in net assets from operations	$(16,527,408)	$59,114,845
Distributions declared to shareholders
From net realized gain on investments	$(14,519,487)	$—
Change in net assets from fund share transactions	$(14,650,729)	$(58,230,686)
Total change in net assets	$(45,697,624)	$884,159
Net assets
At beginning of period	195,020,220	194,136,061
At end of period	$149,322,596	$195,020,220

See Notes to Financial Statements

12

MFS New Discovery Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$18.63	$13.64	$8.37	$16.24	$16.24
Income (loss) from investment operations
Net investment loss (d)	$(0.10)	$(0.07)	$(0.05)	$(0.04)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.78)	5.06	5.32	(5.42)	0.52
Total from investment operations	$(1.88)	$4.99	$5.27	$(5.46)	$0.44
Less distributions declared to shareholders
From net realized gain on investments	$(1.55)	$—	$—	$(2.41)	$(0.44)
Net asset value, end of period (x)	$15.20	$18.63	$13.64	$8.37	$16.24
Total return (%) (k)(r)(s)(x)	(10.37)	36.58	62.96	(39.57)	2.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.09	1.05	1.02	1.00
Expenses after expense reductions (f)	0.95	0.95	0.95	0.95	0.95
Net investment loss	(0.55)	(0.48)	(0.49)	(0.28)	(0.45)
Portfolio turnover	176	192	153	127	95
Net assets at end of period (000 omitted)	$69,664	$87,806	$78,620	$59,861	$130,029

Service Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$18.13	$13.31	$8.18	$15.97	$16.02
Income (loss) from investment operations
Net investment loss (d)	$(0.14)	$(0.11)	$(0.07)	$(0.07)	$(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.72)	4.93	5.20	(5.31)	0.51
Total from investment operations	$(1.86)	$4.82	$5.13	$(5.38)	$0.39
Less distributions declared to shareholders
From net realized gain on investments	$(1.55)	$—	$—	$(2.41)	$(0.44)
Net asset value, end of period (x)	$14.72	$18.13	$13.31	$8.18	$15.97
Total return (%) (k)(r)(s)(x)	(10.55)	36.21	62.71	(39.76)	2.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.29	1.34	1.30	1.27	1.25
Expenses after expense reductions (f)	1.20	1.20	1.20	1.20	1.20
Net investment loss	(0.80)	(0.73)	(0.74)	(0.54)	(0.70)
Portfolio turnover	176	192	153	127	95
Net assets at end of period (000 omitted)	$79,659	$107,214	$115,516	$104,937	$186,516

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS New Discovery Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS New Discovery Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the

14

MFS New Discovery Portfolio

Notes to Financial Statements – continued

fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$130,959,877	$—	$—	$130,959,877
Brazil	8,157,153	—	—	8,157,153
Canada	2,568,746	226,700	—	2,795,446
Switzerland	1,183,748	—	—	1,183,748
Israel	1,163,236	—	—	1,163,236
France	—	1,104,445	—	1,104,445
Virgin Islands GB	971,684	—	—	971,684
Luxembourg	667,860	—	—	667,860
India	610,616	—	—	610,616
Other Countries	935,096	—	—	935,096
Mutual Funds	1,656,317	—	—	1,656,317
Total Investments	$148,874,333	$1,331,145	$—	$150,205,478

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities

15

MFS New Discovery Portfolio

Notes to Financial Statements – continued

will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains)	$10,192,031	$—
Long-term capital gain	4,327,456	—
Total distributions	$14,519,487	$—

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$164,592,266
Gross appreciation	10,135,490
Gross depreciation	(24,522,278)
Net unrealized appreciation (depreciation)	$(14,386,788)
Undistributed ordinary income	14,899,218
Other temporary differences	(580)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$6,701,669	$—
Service Class	7,817,818	—
Total	$14,519,487	$—

16

MFS New Discovery Portfolio

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Average daily net assets in excess of $1 billion	0.80%

The investment adviser has agreed in writing to reduce its management fee to 0.75% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2013. For the year ended December 31, 2011, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.95% of average daily net assets for the Initial Class shares and 1.20% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2013. For the year ended December 31, 2011, this reduction amounted to $154,379 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2011, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0336% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $3,018 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

17

MFS New Discovery Portfolio

Notes to Financial Statements – continued

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $319,042,665 and $349,619,415, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	389,956	$6,770,709	158,454	$2,403,888
Service Class	488,436	7,547,690	114,963	1,741,456
	878,392	$14,318,399	273,417	$4,145,344
Shares issued to shareholders in reinvestment of distributions
Initial Class	424,694	$6,701,669	—	$—
Service Class	511,303	7,817,818	—	—
	935,997	$14,519,487	—	$—
Shares reacquired
Initial Class	(944,373)	$(17,044,090)	(1,208,840)	$(18,597,077)
Service Class	(1,498,709)	(26,444,525)	(2,880,973)	(43,778,953)
	(2,443,082)	$(43,488,615)	(4,089,813)	$(62,376,030)
Net change
Initial Class	(129,723)	$(3,571,712)	(1,050,386)	$(16,193,189)
Service Class	(498,970)	(11,079,017)	(2,766,010)	(42,037,497)
	(628,693)	$(14,650,729)	(3,816,396)	$(58,230,686)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $1,411 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	334,228	69,889,943	(69,694,653)	529,518

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$925	$529,518

18

MFS New Discovery Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS New Discovery Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS New Discovery Portfolio (the “Fund”) (one of the series comprising MFS Variable Insurance Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

19

MFS New Discovery Portfolio

RESULTS OF SHAREHOLDER MEETING (unaudited)

At a special meeting of shareholders of MFS New Discovery Portfolio, which was held on December 1, 2011, the following actions were taken for which shareholders of all series of MFS Variable Insurance Trust II voted together as a single class with respect to Item 1 and shareholders of MFS New Discovery Portfolio voted as a separate class with respect to Items 2 and 3:

Item 1: Election of ten Trustees as members of the Board of Trustees of the Trust effective January 1, 2012:

	Number of Shares
	For	Withheld Authority
Robert E. Butler	681,916,712.8686	46,472,894.9218
Maureen R. Goldfarb	682,835,794.8512	45,553,812.9392
David H. Gunning	681,500,267.3085	46,889,340.4819
William R. Gutow	681,050,223.5547	47,339,384.2357
Michael Hegarty	682,477,088.8584	45,912,518.9320
John P. Kavanaugh	683,794,425.4269	44,595,182.3635
Robert J. Manning	682,699,559.7374	45,690,048.0530
J. Dale Sherratt	681,362,743.0513	47,026,864.7391
Laurie J. Thomsen	683,408,094.0000	44,981,513.7904
Robert W. Uek	681,424,852.0247	46,964,755.7657

Item 2: To approve a new investment advisory agreement dated January 1, 2012, between the Trust, on behalf of MFS New Discovery Portfolio, and MFS:

Number of Shares
For	Against	Withheld Authority
9,161,271.7834	362,623.4460	880,331.0915

Item 3: To approve revisions to and restatements of certain fundamental investment restrictions of MFS New Discovery Portfolio effective January 1, 2012 as detailed below:

		Number of Shares
		For	Against	Withheld Authority
A.	Borrowing	8,752,416.6815	690,090.8028	961,718.8366
B.	Underwriting Securities	9,008,623.9808	458,298.8964	937,303.4437
C.	Issuance of Senior Securities	9,016,342.3444	458,238.0666	929,645.9099
D.	Lending of Money or Securities	8,775,699.0169	673,699.5503	954,827.7537
E.	Purchases or Sales of Real Estate; Interests in Oil, Gas or Mineral Leases; and Commodities	9,069,314.9435	440,846.3864	894,064.9910
F.	Industry Concentration	9,067,958.0035	416,483.4682	919,784.8492

20

MFS New Discovery Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

21

MFS New Discovery Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

22

MFS New Discovery Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Thomas Wetherald

23

MFS New Discovery Portfolio

At a special meeting of shareholders of the MFS New Discovery Portfolio (hereinafter referred to as the “Fund” or the “Portfolio”), which was held on December 1, 2011, the shareholders approved a new investment advisory agreement based on the recommendation of the Board of Trustees. At its July, 2011 meeting, the Board of Trustees (i) approved, and recommended for shareholder approval, the new investment advisory agreement effective January 1, 2012, and (ii) the continuation of the existing investment advisory agreement effective September 1, 2011. The following includes a description of the factors that the Board of Trustees considered and the conclusions that formed the basis of their approval of both the new investment advisory agreement and the continuation of the prior investment advisory agreement.

BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the new investment advisory agreement (the “New Agreement”) between Massachusetts Financial Services Company (“MFS”) and MFS Variable Insurance Trust II (the “Trust”) on behalf of the Portfolio and, beginning on the second anniversary of the initial effective date of the New Agreement, annually approve the continuation of the New Agreement. The Trustees have considered matters bearing on the Portfolio and the then current advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in July 2011 to consider the initial approval of the New Agreement, and to recommend that shareholders approve the New Agreement. The independent Trustees were assisted in their evaluation of the New Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management. The independent Trustees were also assisted in this process by the Portfolio’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the initial approval of the New Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The New Agreement was considered separately for the series of the Trust (collectively, the “Portfolios”), although the Trustees also took into account the common interests of all Portfolios in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and/or shareholder services to be performed by MFS under the New Agreement and other arrangements with the Trust.

In connection with their initial review meeting, the Trustees received and relied upon materials that included, among other items: (i) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (ii) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” would be observed for the Portfolio under the New Agreement, and (iii) a comparison and summary of the differences in the provisions in the New Agreement compared to those in each of the then current investment advisory agreements for the Portfolios. In addition, in connection with the independent Trustees’ meetings in May and July, 2011 (the “contract review meetings”) for the purpose of considering whether to approve the continuation of the then current investment advisory agreements for the Portfolio, the independent Trustees received: (1) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Portfolio for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (2) information provided by Lipper on the Portfolio’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (3) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Portfolio, (4) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (5) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (6) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Portfolio. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the initial approval of the New Agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Portfolio, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Portfolio could reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that

24

MFS New Discovery Portfolio

Board Approval of New Investment Advisory Agreement – continued

the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Because the portfolio management team managing the Portfolio’s investments under the then current investment advisory agreement will remain the same under the New Agreement for the Portfolio, the Trustees compared the Portfolio’s total return investment performance to the performance of its Lipper performance universe over various time periods, based on information provided by Lipper. The Trustees placed particular emphasis on the total return performance of the Portfolio’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods.

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was also in the 1st quintile for the three-year and the five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year. For Portfolios whose performance lagged their peer groups, they discussed the factors that contributed thereto and MFS’ efforts to improve such Portfolios’ performance. After reviewing this information, the Trustees concluded, within the context of their overall conclusions regarding the New Agreement that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Portfolio’s advisory fee, the Trustees considered, among other information, the Portfolio’s advisory fee and the total expense ratio of the Portfolio’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Portfolio, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Portfolio is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. The Trustees further noted that the New Agreement would reflect MFS’ agreement to reduce the advisory fee on average daily net assets over $1 billion on a permanent basis. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio, and to continue to reduce the advisory fee for the Portfolio on average daily net assets over $2.5 billion, and concluded that the breakpoints were sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered whether the Portfolio is likely to benefit from any economies of scale due to future asset growth. In this regard, the Trustees reviewed the adequacy of breakpoints and discussed with MFS any adjustments necessary for the shareholders’ benefit.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Portfolio and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Portfolio and other accounts and products for purposes of estimating profitability.

The Trustees noted that there would be no increase to the net advisory fee arrangement for the Portfolio under the New Agreement when compared to the Portfolio’s then current investment advisory agreement. After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Portfolio under the New Agreement represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Portfolio. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Trust by MFS and its affiliates under agreements and plans other than the New Agreement, including the 12b-1 fees the Portfolio pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and

25

MFS New Discovery Portfolio

Board Approval of New Investment Advisory Agreement – continued

quality of certain other services MFS performs or arranges on the Portfolio’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Portfolio were satisfactory. The Trustees also considered the benefits to MFS from the use of the Portfolio’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the New Agreement should be approved for an initial two-year period, commencing upon its effective date, as set forth in the New Agreement.

BOARD APPROVAL OF CONTINUATION OF PRIOR INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and other investment companies that the Board oversees as a whole, and for MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than

26

MFS New Discovery Portfolio

Board Approval of Continuation of Prior Investment Advisory Agreement – continued

others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five -year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 1st quintile for the three-year and five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data (which takes into account any reductions or expense limitations) that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund, and to continue to reduce the advisory fee for the Fund on average daily net assets over $2.5 billion, and concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2011.

27

MFS New Discovery Portfolio

Board Approval of Continuation of Prior Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

28

MFS New Discovery Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $4,761,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 4.83% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

29

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

31

MFS® Growth Portfolio

MFS® Variable Insurance Trust II

ANNUAL REPORT

December 31, 2011

EGS-ANN

MFS® GROWTH PORTFOLIO

The report is prepared for the general information of contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Growth Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Growth Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	7.1%
Google, Inc., “A”	4.8%
Danaher Corp.	3.1%
Oracle Corp.	2.6%
American Tower Corp., “A”	2.5%
Qualcomm, Inc.	2.4%
EMC Corp.	2.2%
Precision Castparts Corp.	1.9%
Viacom, Inc., “B”	1.8%
MasterCard, Inc., “A”	1.7%

Equity sectors
Technology	26.5%
Health Care	10.3%
Retailing	9.6%
Energy	9.6%
Industrial Goods & Services	8.4%
Consumer Staples	7.8%
Leisure	7.3%
Financial Services	4.9%
Special Products & Services	4.7%
Basic Materials	2.7%
Utilities & Communications	2.5%
Transportation	2.4%
Autos & Housing	1.8%

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS Growth Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Growth Portfolio (the “fund”) provided a total return of –0.45%, while Service Class shares of the fund provided a total return of –0.69%. These compare with a return of 2.64% for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

Stock selection in the energy sector was a major factor in the fund’s underperformance relative to the Russell 1000 Growth Index. Not holding shares of integrated oil and gas company Exxon Mobil detracted from relative returns as the stock turned in strong performance over the reporting period. The fund’s holdings of poor-performing oil and gas company Newfield Exploration (h) also held back relative results. Shares of Newfield Exploration came under pressure as the company reported earnings that significantly missed analyst expectations. The slower earnings growth was primarily due to lower-than-estimated natural gas production and cost inflation from higher oil prices.

Security selection in the leisure sector also detracted from relative performance. Holding shares of weak-performing cruise operator Carnival weighed on relative returns. Its shares declined during the period as investors appeared to have been concerned about the impact that the weak macroeconomic environment would have on the cruise industry.

Stock selection in the special products & services sector was another negative factor for the fund’s relative returns. There were no individual securities within this sector that were among the fund’s top relative detractors for the period.

An underweight position in the consumer staples sector, which outperformed the benchmark, also weighed on relative performance. The fund’s underweight position in outperforming tobacco company Philip Morris International dampened relative returns. Shares of Philip Morris rose late in the period after the company reported better-than-expected earnings and its solid return of capital to shareholders via both dividends and share repurchases. In addition, management increased its 2011 earnings estimate driven by stronger-than-expected results in Japan and Indonesia.

A combination of an underweight position and stock selection in the health care sector also detracted from relative performance. The fund’s holdings of underperforming analytical instruments maker Thermo Fisher Scientific (b) hindered relative results. Although the company reported earnings in line with expectations, it lowered its full-year guidance due to sluggishness in the academic/government market. Its share price underperformance also appeared to have reflected concerns about the potential for a more significant slowdown in its European business.

Elsewhere, the fund’s underweight position in strong-performing diversified technology products and services company International Business Machines (IBM) held back relative performance. The fund’s holdings of poor-performing enterprise software products maker Oracle, project management provider Fluor, investment banking firm Goldman Sachs Group (b)(h), and diversified mining company Teck Resources (b)(h) (Canada) were also among the fund’s top relative detractors for the period.

Contributors to Performance

A combination of an underweight position and stock selection in the basic materials sector contributed to relative performance. An underweight position in shares of poor-performing precious metals company Freeport-McMoRan (h) aided relative results. The company experienced lower copper and gold sales due to lower production from its open-pit Grasberg mine in Indonesia. Its shares were down substantially after a labor dispute at the Grasberg mine, that lasted from September to December, stalled production.

3

MFS Growth Portfolio

Management Review – continued

Security selection in the financial services sector also benefited relative performance. Holdings of global payments technology companies, MasterCard and Visa, and broadcast and communication tower management firm American Tower supported relative returns as all three stocks outperformed the benchmark over the reporting period. Shares of MasterCard appreciated throughout the year due to higher profitability driven by momentum in cross-border demand, increased emerging market opportunities, and strong volume trends which spurred its management to repurchase shares. Additionally, shares of MasterCard reacted strongly to news that the regulation of interchange rates, or the fees MasterCard and other banks can charge merchants when consumers pay for goods with debit cards, may be less onerous than previously expected.

Stock selection in the industrial goods & services sector strengthened relative returns. The fund’s holdings of strong-performing industrial goods and metal fabrication company Precision Castparts were among the fund’s top relative contributors for the reporting period.

Elsewhere, holdings of strong-performing biotechnology firm Alexion Pharmaceuticals, freight rail transportation business Kansas City Southern, and internet search giant Google supported relative performance. Alexion Pharmaceuticals reported strong earnings throughout the period and received FDA approval for Solaris to treat patients with atypical Hemolytic Uremic Syndrome which appeared to reflect positively on the stock price. Not holding shares of underperforming global automaker Ford Motor Company and computer products and services provider Hewlett-Packard also helped relative returns.

Respectfully,

Eric Fischman

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Growth Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/01/95	(0.45)%	3.83%	3.38%
Service Class	8/24/01	(0.69)%	3.57%	3.12%

Comparative benchmark
Russell 1000 Growth Index (f)		2.64%	2.50%	2.60%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Growth Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	0.87%	$1,000.00	$951.81	$4.28
	Hypothetical (h)	0.87%	$1,000.00	$1,020.82	$4.43
Service Class	Actual	1.12%	$1,000.00	$950.88	$5.51
	Hypothetical (h)	1.12%	$1,000.00	$1,019.56	$5.70

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Growth Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.5%
Aerospace – 3.4%
Honeywell International, Inc.	40,990	$2,227,807
Precision Castparts Corp.	16,685	2,749,521

		$4,977,328

Alcoholic Beverages – 1.3%
Diageo PLC	89,009	$1,944,219

Apparel Manufacturers – 1.5%
LVMH Moet Hennessy Louis Vuitton S.A.	4,293	$604,835
NIKE, Inc., “B”	9,940	957,918
VF Corp.	4,834	613,870

		$2,176,623

Automotive – 0.8%
Johnson Controls, Inc.	36,890	$1,153,181

Biotechnology – 3.3%
Alexion Pharmaceuticals, Inc. (a)	23,090	$1,650,935
Biogen Idec, Inc. (a)	4,020	442,401
Celgene Corp. (a)	30,620	2,069,912
Gilead Sciences, Inc. (a)	19,100	781,763

		$4,945,011

Broadcasting – 3.1%
Discovery Communications, Inc., “A” (a)	23,000	$942,310
News Corp., “A”	54,940	980,130
Viacom, Inc., “B”	57,520	2,611,983

		$4,534,423

Brokerage & Asset Managers – 1.5%
Affiliated Managers Group, Inc. (a)	9,390	$900,969
Blackrock, Inc.	7,524	1,341,078

		$2,242,047

Business Services – 4.0%
Accenture PLC, “A”	23,319	$1,241,270
Cognizant Technology Solutions Corp., “A” (a)	28,170	1,811,613
FleetCor Technologies, Inc. (a)	16,220	484,491
Jones Lang LaSalle, Inc.	6,520	399,415
MSCI, Inc., “A” (a)	11,390	375,073
Verisk Analytics, Inc., “A” (a)	38,460	1,543,400

		$5,855,262

Cable TV – 1.1%
Comcast Corp., “Special A”	69,634	$1,640,577

Chemicals – 0.8%
Celanese Corp.	12,070	$534,339
Monsanto Co.	9,370	656,556

		$1,190,895

Computer Software – 6.7%
Autodesk, Inc. (a)	44,330	$1,344,529
Check Point Software Technologies Ltd. (a)	44,190	2,321,743
Oracle Corp.	150,950	3,871,868

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – continued
Red Hat, Inc. (a)	34,540	$1,426,157
Salesforce.com, Inc. (a)	1,430	145,088
VeriSign, Inc.	22,748	812,558

		$9,921,943

Computer Software – Systems – 10.4%
Apple, Inc. (a)	25,857	$10,472,085
EMC Corp. (a)	149,200	3,213,768
International Business Machines Corp.	7,150	1,314,742
Verifone Systems, Inc. (a)	9,520	338,150

		$15,338,745

Construction – 1.0%
Owens Corning (a)	19,340	$555,445
Stanley Black & Decker, Inc.	14,670	991,692

		$1,547,137

Consumer Products – 1.4%
Colgate-Palmolive Co.	21,900	$2,023,341

Consumer Services – 0.7%
Priceline.com, Inc. (a)	2,157	$1,008,850

Electrical Equipment – 3.1%
Danaher Corp.	98,910	$4,652,726

Electronics – 1.4%
Altera Corp.	17,070	$633,297
ASML Holding N.V.	14,605	610,343
Broadcom Corp., “A”	28,089	824,693

		$2,068,333

Energy – Independent – 4.3%
Cabot Oil & Gas Corp.	16,700	$1,267,530
EQT Corp.	20,530	1,124,839
Noble Energy, Inc.	20,080	1,895,351
Occidental Petroleum Corp.	14,420	1,351,154
SM Energy Co.	9,220	673,982

		$6,312,856

Engineering – Construction – 0.5%
Fluor Corp.	15,590	$783,397

Food & Beverages – 3.5%
Coca-Cola Enterprises, Inc.	22,670	$584,433
General Mills, Inc.	16,880	682,121
Green Mountain Coffee Roasters, Inc. (a)	7,434	333,415
Groupe Danone	20,161	1,267,356
Kraft Foods, Inc., “A”	13,860	517,810
Mead Johnson Nutrition Co., “A”	25,510	1,753,302

		$5,138,437

Gaming & Lodging – 1.1%
Carnival Corp.	20,350	$664,224
Las Vegas Sands Corp. (a)	23,890	1,020,820

		$1,685,044

7

MFS Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
General Merchandise – 3.8%
Costco Wholesale Corp.	17,530	$1,460,600
Dollar General Corp. (a)	26,410	1,086,507
Kohl’s Corp.	12,690	626,251
Target Corp.	48,460	2,482,121

		$5,655,479

Internet – 4.8%
Google, Inc., “A” (a)	11,098	$7,168,198

Machinery & Tools – 0.9%
Joy Global, Inc.	10,780	$808,177
Polypore International, Inc. (a)	12,310	541,517

		$1,349,694

Medical & Health Technology & Services – 1.4%
AmerisourceBergen Corp.	26,030	$968,056
Cerner Corp. (a)	11,540	706,825
IDEXX Laboratories, Inc. (a)	5,340	410,966

		$2,085,847

Medical Equipment – 2.7%
Cooper Cos., Inc.	5,790	$408,311
Covidien PLC	31,603	1,422,451
Thermo Fisher Scientific, Inc. (a)	47,494	2,135,805

		$3,966,567

Network & Telecom – 3.2%
F5 Networks, Inc. (a)	10,130	$1,074,996
Qualcomm, Inc.	66,382	3,631,095

		$4,706,091

Oil Services – 5.3%
Cameron International Corp. (a)	39,670	$1,951,367
Dresser-Rand Group, Inc. (a)	19,110	953,780
Ensco International PLC, ADR	26,800	1,257,456
FMC Technologies, Inc. (a)	12,860	671,678
National Oilwell Varco, Inc.	9,500	645,905
Oceaneering International, Inc.	9,600	442,848
Schlumberger Ltd.	28,383	1,938,843

		$7,861,877

Other Banks & Diversified Financials – 3.4%
MasterCard, Inc., “A”	6,906	$2,574,695
Visa, Inc., “A”	24,163	2,453,269

		$5,027,964

Pharmaceuticals – 2.9%
Abbott Laboratories	26,950	$1,515,398
Allergan, Inc.	19,542	1,714,615
Pfizer, Inc.	20,550	444,702
Teva Pharmaceutical Industries Ltd., ADR	15,860	640,110

		$4,314,825

Pollution Control – 0.5%
Stericycle, Inc. (a)	9,760	$760,499

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Railroad & Shipping – 1.6%
Kansas City Southern Co. (a)	25,660	$1,745,137
Union Pacific Corp.	6,353	673,037

		$2,418,174

Restaurants – 2.0%
McDonald’s Corp.	10,958	$1,099,416
Starbucks Corp.	40,700	1,872,607

		$2,972,023

Specialty Chemicals – 1.9%
Airgas, Inc.	14,930	$1,165,734
Praxair, Inc.	15,991	1,709,438

		$2,875,172

Specialty Stores – 4.3%
Amazon.com, Inc. (a)	5,876	$1,017,136
PetSmart, Inc.	20,340	1,043,239
Ross Stores, Inc.	42,594	2,024,493
Tiffany & Co.	12,200	808,372
Tractor Supply Co.	9,490	665,723
Urban Outfitters, Inc. (a)	29,800	821,288

		$6,380,251

Telephone Services – 2.5%
American Tower Corp., “A” (a)	62,825	$3,770,128

Tobacco – 1.6%
Philip Morris International, Inc.	30,140	$2,365,387

Trucking – 0.8%
Expeditors International of Washington, Inc.	27,665	$1,133,158

Total Common Stocks (Identified Cost, $126,471,308)		$145,951,709

MONEY MARKET FUNDS – 2.4%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)	3,552,303	$3,552,303

Total Investments (Identified Cost, $130,023,611)		$149,504,012

OTHER ASSETS, LESS LIABILITIES – (0.9)%		(1,273,367)

Net Assets – 100.0%		$148,230,645

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $126,471,308)	$145,951,709
Underlying affiliated funds, at cost and value	3,552,303
Total investments, at value (identified cost, $130,023,611)	$149,504,012
Receivables for
Investments sold	376,825
Fund shares sold	34,191
Dividends	99,177
Other assets	4,638
Total assets		$150,018,843
Liabilities
Payables for
Investments purchased	$1,608,879
Fund shares reacquired	122,882
Payable to affiliates
Investment adviser	9,570
Distribution and/or service fees	231
Payable for Trustees’ compensation	298
Accrued expenses and other liabilities	46,338
Total liabilities		$1,788,198
Net assets		$148,230,645
Net assets consist of
Paid-in capital	$143,307,261
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	19,480,421
Accumulated net realized gain (loss) on investments and foreign currency transactions	(14,557,037)
Net assets		$148,230,645
Shares of beneficial interest outstanding		6,719,067

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$136,991,268	6,200,720	$22.09
Service Class	11,239,377	518,347	21.68

See Notes to Financial Statements

9

MFS Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Dividends	$1,333,227
Interest	15,114
Dividends from underlying affiliated funds	4,012
Foreign taxes withheld	(10,775)
Total investment income		$1,341,578
Expenses
Management fee	$1,214,555
Distribution and/or service fees	31,833
Administrative services fee	54,529
Trustees’ compensation	19,513
Custodian fee	30,191
Shareholder communications	12,903
Auditing fees	47,786
Legal fees	5,421
Miscellaneous	20,855
Total expenses		$1,437,586
Fees paid indirectly	(1)
Net expenses		$1,437,585
Net investment loss		$(96,007)
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$12,625,372
Foreign currency transactions	(2,843)
Net realized gain (loss) on investments and foreign currency transactions		$12,622,529
Change in unrealized appreciation (depreciation)
Investments	$(12,854,332)
Translation of assets and liabilities in foreign currencies	(816)
Net unrealized gain (loss) on investments and foreign currency translation		$(12,855,148)
Net realized and unrealized gain (loss) on investments and foreign currency		$(232,619)
Change in net assets from operations		$(328,626)

See Notes to Financial Statements

10

MFS Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income (loss)	$(96,007)	$318,084
Net realized gain (loss) on investments and foreign currency transactions	12,622,529	14,124,784
Net unrealized gain (loss) on investments and foreign currency translation	(12,855,148)	9,293,071
Change in net assets from operations	$(328,626)	$23,735,939
Distributions declared to shareholders
From net investment income	$(249,547)	$(127,589)
Change in net assets from fund share transactions	$(22,045,795)	$(22,395,996)
Total change in net assets	$(22,623,968)	$1,212,354
Net assets
At beginning of period	170,854,613	169,642,259
At end of period (including undistributed net investment income of $0 and $248,499, respectively)	$148,230,645	$170,854,613

See Notes to Financial Statements

11

MFS Growth Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$22.23	$19.21	$13.99	$22.37	$18.45
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.04	$0.02	$0.04	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(0.09)	3.00	5.24	(8.37)	3.88
Total from investment operations	$(0.10)	$3.04	$5.26	$(8.33)	$3.92
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.02)	$(0.04)	$(0.05)	$—
Net asset value, end of period (x)	$22.09	$22.23	$19.21	$13.99	$22.37
Total return (%) (k)(s)(x)	(0.45)	15.81	37.74	(37.33)	21.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.87	0.88	0.89	0.88	0.84
Net investment income (loss)	(0.04)	0.22	0.11	0.21	0.19
Portfolio turnover	67	99	95	120	76
Net assets at end of period (000 omitted)	$136,991	$156,785	$155,357	$131,692	$264,089

Service Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$21.83	$18.90	$13.75	$22.01	$18.19
Income (loss) from investment operations
Net investment loss (d)	$(0.06)	$(0.01)	$(0.02)	$(0.01)	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.09)	2.94	5.17	(8.25)	3.83
Total from investment operations	$(0.15)	$2.93	$5.15	$(8.26)	$3.82
Net asset value, end of period (x)	$21.68	$21.83	$18.90	$13.75	$22.01
Total return (%) (k)(s)(x)	(0.69)	15.50	37.45	(37.53)	21.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.12	1.13	1.14	1.13	1.09
Net investment loss	(0.29)	(0.03)	(0.14)	(0.04)	(0.06)
Portfolio turnover	67	99	95	120	76
Net assets at end of period (000 omitted)	$11,239	$14,069	$14,286	$13,256	$23,773

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Tyco International Ltd., the Initial Class and Service Class total returns for the year ended December 31, 2010 would have each been lower by approximately 0.61%.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

12

MFS Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Growth Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

13

MFS Growth Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$137,305,648	$—	$—	$137,305,648
United Kingdom	3,201,675	—	—	3,201,675
Israel	2,961,852	—	—	2,961,852
France	1,267,356	604,835	—	1,872,191
Netherlands	610,343	—	—	610,343
Mutual Funds	3,552,303	—	—	3,552,303
Total Investments	$148,899,177	$604,835	$—	$149,504,012

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

14

MFS Growth Portfolio

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, wash sale loss deferrals, and straddle loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains) (a)	$249,547	$127,589

(a)	Included in the fund’s distributions from ordinary income is $1,048 in excess of investment company taxable income, which in accordance with applicable U.S. tax law, is taxable to shareholders as ordinary income distributions.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$130,174,392
Gross appreciation	23,171,696
Gross depreciation	(3,842,076)
Net unrealized appreciation (depreciation)	$19,329,620
Capital loss carryforwards	(14,345,987)
Other temporary differences	(60,249)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/16	$(4,017,207)
12/31/17	(10,328,780)
Total	$(14,345,987)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$249,547	$127,589

15

MFS Growth Portfolio

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2011, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0337% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,701 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $106,744,209 and $130,147,478, respectively.

16

MFS Growth Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	68,730	$1,548,015	77,719	$1,522,967
Service Class	56,393	1,224,246	54,474	1,085,267
	125,123	$2,772,261	132,193	$2,608,234
Shares issued to shareholders in reinvestment of distributions
Initial Class	11,666	$249,547	6,113	$127,589
Shares reacquired
Initial Class	(932,824)	$(21,028,561)	(1,118,255)	$(21,944,381)
Service Class	(182,474)	(4,039,042)	(165,950)	(3,187,438)
	(1,115,298)	$(25,067,603)	(1,284,205)	$(25,131,819)
Net change
Initial Class	(852,428)	$(19,230,999)	(1,034,423)	$(20,293,825)
Service Class	(126,081)	(2,814,796)	(111,476)	(2,102,171)
	(978,509)	$(22,045,795)	(1,145,899)	$(22,395,996)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $1,262 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,141,242	41,601,912	(39,190,851)	3,552,303

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$4,012	$3,552,303

17

MFS Growth Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Growth Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

18

MFS Growth Portfolio

RESULTS OF SHAREHOLDER MEETING (unaudited)

At a special meeting of shareholders of MFS Growth Portfolio, which was held on December 1, 2011, the following actions were taken for which shareholders of all series of MFS Variable Insurance Trust II voted together as a single class with respect to Item 1 and shareholders of MFS Growth Portfolio voted as a separate class with respect to Items 2 and 3:

Item 1: Election of ten Trustees as members of the Board of Trustees of the Trust effective January 1, 2012:

	Number of Shares
	For	Withheld Authority
Robert E. Butler	681,916,712.8686	46,472,894.9218
Maureen R. Goldfarb	682,835,794.8512	45,553,812.9392
David H. Gunning	681,500,267.3085	46,889,340.4819
William R. Gutow	681,050,223.5547	47,339,384.2357
Michael Hegarty	682,477,088.8584	45,912,518.9320
John P. Kavanaugh	683,794,425.4269	44,595,182.3635
Robert J. Manning	682,699,559.7374	45,690,048.0530
J. Dale Sherratt	681,362,743.0513	47,026,864.7391
Laurie J. Thomsen	683,408,094.0000	44,981,513.7904
Robert W. Uek	681,424,852.0247	46,964,755.7657

Item 2: To approve a new investment advisory agreement dated January 1, 2012, between the Trust, on behalf of MFS Growth Portfolio, and MFS:

Number of Shares
For	Against	Withheld Authority
6,032,222.6587	271,815.7928	598,727.7205

Item 3: To approve revisions to and restatements of certain fundamental investment restrictions of MFS Growth Portfolio effective January 1, 2012 as detailed below:

		Number of Shares
		For	Against	Withheld Authority
A.	Borrowing	5,792,280.1374	475,866.3995	634,619.6351
B.	Underwriting Securities	5,988,079.4842	299,853.8262	614,832.8616
C.	Issuance of Senior Securities	5,990,182.7513	277,874.0907	634,709.3300
D.	Lending of Money or Securities	5,924,709.4237	360,531.4610	617,525.2873
E.	Purchases or Sales of Real Estate; Interests in Oil, Gas or Mineral Leases; and Commodities	6,060,464.4505	249,768.3163	592,533.4052
F.	Industry Concentration	6,006,436.9731	257,616.5577	638,712.6412

19

MFS Growth Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

20

MFS Growth Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

21

MFS Growth Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Eric Fischman

22

MFS Growth Portfolio

At a special meeting of shareholders of the MFS Growth Portfolio (hereinafter referred to as the “Fund” or the “Portfolio”), which was held on December 1, 2011, the shareholders approved a new investment advisory agreement based on the recommendation of the Board of Trustees. At its July, 2011 meeting, the Board of Trustees (i) approved, and recommended for shareholder approval, the new investment advisory agreement effective January 1, 2012, and (ii) the continuation of the existing investment advisory agreement effective September 1, 2011. The following includes a description of the factors that the Board of Trustees considered and the conclusions that formed the basis of their approval of both the new investment advisory agreement and the continuation of the prior investment advisory agreement.

BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the new investment advisory agreement (the “New Agreement”) between Massachusetts Financial Services Company (“MFS”) and MFS Variable Insurance Trust II (the “Trust”) on behalf of the Portfolio and, beginning on the second anniversary of the initial effective date of the New Agreement, annually approve the continuation of the New Agreement. The Trustees have considered matters bearing on the Portfolio and the then current advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in July 2011 to consider the initial approval of the New Agreement, and to recommend that shareholders approve the New Agreement. The independent Trustees were assisted in their evaluation of the New Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management. The independent Trustees were also assisted in this process by the Portfolio’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the initial approval of the New Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The New Agreement was considered separately for the series of the Trust (collectively, the “Portfolios”), although the Trustees also took into account the common interests of all Portfolios in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and/or shareholder services to be performed by MFS under the New Agreement and other arrangements with the Trust.

In connection with their initial review meeting, the Trustees received and relied upon materials that included, among other items: (i) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (ii) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” would be observed for the Portfolio under the New Agreement, and (iii) a comparison and summary of the differences in the provisions in the New Agreement compared to those in each of the then current investment advisory agreements for the Portfolios. In addition, in connection with the independent Trustees’ meetings in May and July, 2011 (the “contract review meetings”) for the purpose of considering whether to approve the continuation of the then current investment advisory agreements for the Portfolio, the independent Trustees received: (1) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Portfolio for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (2) information provided by Lipper on the Portfolio’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (3) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Portfolio, (4) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (5) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (6) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Portfolio. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the initial approval of the New Agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Portfolio, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Portfolio could reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that

23

MFS Growth Portfolio

Board Approval of New Investment Advisory Agreement – continued

the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Because the portfolio management team managing the Portfolio’s investments under the then current investment advisory agreement will remain the same under the New Agreement for the Portfolio, the Trustees compared the Portfolio’s total return investment performance to the performance of its Lipper performance universe over various time periods, based on information provided by Lipper. The Trustees placed particular emphasis on the total return performance of the Portfolio’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods.

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 3rd quintile for the three-year period and the 2nd quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS’ explanation of steps taken to improve performance, the Board of Trustees concluded that the Portfolio’s performance was adequate.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year. For Portfolios whose performance lagged their peer groups, they discussed the factors that contributed thereto and MFS’ efforts to improve such Portfolios’ performance. After reviewing this information, the Trustees concluded, within the context of their overall conclusions regarding the New Agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Portfolio’s advisory fee, the Trustees considered, among other information, the Portfolio’s advisory fee and the total expense ratio of the Portfolio’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Portfolio, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Portfolio is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoint was sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered whether the Portfolio is likely to benefit from any economies of scale due to future asset growth. In this regard, the Trustees reviewed the adequacy of breakpoints and discussed with MFS any adjustments necessary for the shareholders’ benefit.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Portfolio and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Portfolio and other accounts and products for purposes of estimating profitability.

The Trustees noted that there would be no increase to the net advisory fee arrangement for the Portfolio under the New Agreement when compared to the Portfolio’s then current investment advisory agreement. After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Portfolio under the New Agreement represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Portfolio. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Trust by MFS and its affiliates under agreements and plans other than the New Agreement, including the 12b-1 fees the Portfolio pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Portfolio’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service

24

MFS Growth Portfolio

Board Approval of New Investment Advisory Agreement – continued

providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Portfolio were satisfactory. The Trustees also considered the benefits to MFS from the use of the Portfolio’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the New Agreement should be approved for an initial two-year period, commencing upon its effective date, as set forth in the New Agreement.

BOARD APPROVAL OF CONTINUATION OF PRIOR INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and other investment companies that the Board oversees as a whole, and for MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

25

MFS Growth Portfolio

Board Approval of Continuation Of Prior Investment Advisory Agreement – continued

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five -year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 3rd quintile for the three-year period and the 2nd quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data (which takes into account any reductions or expense limitations) that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

26

MFS Growth Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

MFS® Mid Cap Growth Portfolio

MFS® Variable Insurance Trust II

ANNUAL REPORT

December 31, 2011

MCS-ANN

MFS® MID CAP GROWTH PORTFOLIO

The report is prepared for the general information of contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Mid Cap Growth Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the
United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S.
debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Mid Cap Growth Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings

American Tower Corp., “A”

2.2%

AMETEK, Inc.

2.0%

Alexion Pharmaceuticals, Inc.

2.0%

Ross Stores, Inc.

2.0%

MasterCard, Inc., “A”

1.8%

Check Point Software Technologies Ltd.

1.8%

Airgas, Inc.

1.7%

Verisk Analytics, Inc., “A”

1.6%

Dresser-Rand Group, Inc.

1.5%

Cameron International Corp.

1.5%

Equity sectors

Technology

16.9%

Health Care

14.3%

Industrial Goods & Services

12.2%

Retailing

10.5%

Energy

10.4%

Special Products & Services

7.9%

Autos & Housing

5.1%

Basic Materials

4.8%

Financial Services

4.4%

Consumer Staples

3.8%

Leisure

3.2%

Utilities & Communications

2.8%

Transportation

2.1%

Percentages are based on net assets as
of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS Mid Cap Growth Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Mid Cap Growth Portfolio (the “fund”) provided a total return of –5.99%, while Service Class shares of the fund provided a total return of –6.28%. These compare with a return of –1.65% for the fund’s benchmark, the Russell Midcap Growth Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S.
fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However,
towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

Stock selection in the special products & services sector detracted from performance relative to the Russell Midcap
Growth Index. The fund’s holdings of weak-performing Brazilian post-secondary education company Anhanguera Educacional Participacoes (b) held back relative results. Shares of the company declined as investors appeared to have been concerned about the firm’s future profit growth due to lower average revenue per student from increasing distance-learning enrollment.

Security selection in the leisure sector also held back relative returns. The fund’s holdings of cruise line operator Royal Caribbean Cruises, restaurant operator P.F. Chang’s China
Bistro (b)(h), and outdoor advertiser Lamar Advertising (h) hampered relative returns as all three stocks underperformed the benchmark over the reporting period. Shares of Royal Caribbean Cruises declined over the period as weakness from
Eastern European cruises and negative financial reporting revisions appeared to have lowered investor confidence in the company.

A combination
of the fund’s underweight positions and stock selection in both the health care and consumer staples sectors dampened relative performance. In the health care sector, the timing of the fund’s ownership in shares of strong-performing surgical systems producer Intuitive Surgical hindered relative performance. Intuitive Surgical continued to beat consensus estimates on the backing of strong systems sales throughout the period. There were no individual stocks within the consumer staples sector that were among the fund’s top relative detractors.

Elsewhere, holdings of
underperforming oil and gas company Newfield Exploration (h) and internet-based social expression and personal publishing service Shutterfly (b)(h) weighed on relative results. Newfield Exploration reported earnings that significantly missed analyst expectations. The slower earnings growth was primarily due to lower-than-estimated natural gas production and cost inflation from higher oil prices. Not owning shares of outperforming gas pipeline company El Paso and oil and gas exploration company Petrohawk Energy also held back relative returns.

During the reporting period, the timing of the fund’s cash position was also a detractor from relative performance. The fund strives to be fully invested and only holds cash to buy new holdings and to provide liquidity. The most significant impact from the fund’s cash position occurred during the fourth quarter of the reporting period, when equity markets rose, as measured by the fund’s benchmark. Holding cash in up markets can hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in the technology sector
contributed to relative performance, led by the fund’s holdings of software developer Autonomy (b)(h). Autonomy was acquired by Hewlett-Packard in October at a significant premium which drove the stock’s price higher. The timing of the fund’s ownership in shares of solar electric power modules manufacturer First Solar (h) also supported relative results. Shares of First Solar traded lower as the company reported lower-than-expected earnings in the second half of the period and its management reduced earnings and operating cash flow guidance. The results were primarily attributable to the delay in cash flows from U.S. projects and lower pricing in Europe due to the deteriorating macroeconomic conditions in the region.

3

MFS Mid Cap Growth Portfolio

Management Review – continued

Security selection in the transportation sector also benefited relative returns. An overweight position in strong-performing freight rail transportation business Kansas City Southern was among the fund’s top relative contributors for the reporting period. Shares of the company appreciated during the period after reporting better-than-expected earnings due to higher revenues from an increase in freight volume growth and improved pricing.

Elsewhere, the fund’s holdings of debit and credit transaction processing company MasterCard (b), biotechnology firm Alexion Pharmaceuticals, apparel retailer Ross Stores, aerospace components and systems supplier Goodrich (h), broadcast and communication tower management firm American Tower (b) and industrial, medical, and specialty gases distributor Airgas bolstered relative returns. Shares of MasterCard rose during the period, led by increased purchase volume, transactions, and cross-border volume growth which drove higher earnings growth. Management cited processing growth in Brazil and the Netherlands as additional contributors to the stock’s positive performance. Shares of Goodrich appreciated during the period as United Technologies, a diversified aerospace and buildings products manufacturer, entered into an agreement to acquire the company at a premium. Not owning shares of underperforming coal mining company Peabody Energy also supported relative results.

Respectfully,

Eric Fischman

Paul Gordon

Portfolio Manager

Portfolio Manager

Note to Contract Owners: Effective May 26, 2011, Paul Gordon replaced David DeGroff as a co-manager of the fund.

(b)
Security is not a benchmark constituent.

(h)
Security was not held in the fund at period end.

The views
expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio.
References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Mid Cap Growth Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results.
Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class

Class inception date

1-yr

5-yr

10-yr

Initial Class

8/31/00

(5.99)%

(1.56)%

(2.02)%

Service Class

8/24/01

(6.28)%

(1.82)%

(2.26)%

Comparative benchmark

Russell Midcap Growth Index (f)

(1.65)%

2.44%

5.29%

(f)
Source: FactSet Research Systems Inc.

Benchmark Definition

Russell Midcap Growth Index – constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the
U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not
possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Mid Cap Growth Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share
class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class

Annualized Expense Ratio

Beginning Account Value 7/01/11

Ending Account Value 12/31/11

Expenses Paid During Period (p) 7/01/11-12/31/11

Initial Class

Actual

1.05%

$1,000.00

$889.76

$5.00

Hypothetical (h)

1.05%

$1,000.00

$1,019.91

$5.35

Service Class

Actual

1.30%

$1,000.00

$887.46

$6.18

Hypothetical (h)

1.30%

$1,000.00

$1,018.65

$6.61

(h)
5% class return per year before expenses.

(p)
Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund.
It is categorized by broad-based asset classes.

Issuer

Shares/Par

Value ($)

COMMON STOCKS – 98.4%

Aerospace – 1.0%

BE Aerospace, Inc. (a)

8,080

$
312,777

Alcoholic Beverages – 0.7%

Beam, Inc.

2,400

$
122,952

Tsingtao Brewery Co. Ltd., “H”

16,000

88,584

$
211,536

Apparel Manufacturers – 1.6%

Li & Fung Ltd.

80,000

$
148,121

Polo Ralph Lauren Corp.

640

88,371

VF Corp.

1,960

248,900

$
485,392

Automotive – 1.8%

BorgWarner Transmission Systems, Inc. (a)

3,800

$
242,212

LKQ Corp. (a)

10,340

311,027

$
553,239

Biotechnology – 2.5%

Alexion Pharmaceuticals, Inc. (a)

8,460

$
604,890

Gen-Probe, Inc. (a)

2,850

168,492

$
773,382

Broadcasting – 1.0%

Discovery Communications, Inc., “A” (a)

7,624

$
312,355

Brokerage & Asset Managers – 2.4%

Affiliated Managers Group, Inc. (a)

3,880

$
372,286

Evercore Partners, Inc.

4,180

111,272

IntercontinentalExchange, Inc. (a)

2,100

253,155

$
736,713

Business Services – 6.1%

Cognizant Technology Solutions Corp., “A” (a)

6,070

$
390,362

Concur Technologies, Inc. (a)

3,830

194,526

FleetCor Technologies, Inc. (a)

5,740

171,454

Gartner, Inc. (a)

6,870

238,870

Jones Lang LaSalle, Inc.

3,110

190,519

MSCI, Inc., “A” (a)

6,160

202,849

Verisk Analytics, Inc., “A” (a)

12,230

490,790

$
1,879,370

Chemicals – 0.9%

Celanese Corp.

6,070

$
268,719

Computer Software – 6.9%

Ariba, Inc. (a)

4,990

$
140,119

Autodesk, Inc. (a)

9,330

282,979

Check Point Software Technologies Ltd. (a)

10,300

541,162

Informatica Corp. (a)

3,230

119,284

Parametric Technology Corp. (a)

13,330

243,406

Red Hat, Inc. (a)

9,340

385,649

TIBCO Software, Inc. (a)

9,860

235,753

VeriSign, Inc.

5,140

183,601

$
2,131,953

Issuer

Shares/Par

Value ($)

COMMON STOCKS – continued

Computer Software – Systems – 3.8%

BroadSoft, Inc. (a)

4,170

$
125,934

MICROS Systems, Inc. (a)

7,990

372,174

NICE Systems Ltd., ADR (a)

7,240

249,418

Qlik Technologies, Inc. (a)

10,990

265,958

Verifone Systems, Inc. (a)

4,760

169,075

$
1,182,559

Construction – 3.3%

NVR, Inc. (a)

280

$
192,080

Owens Corning (a)

7,480

214,826

Sherwin-Williams Co.

2,790

249,063

Stanley Black & Decker, Inc.

5,067

342,529

$
998,498

Consumer Services – 1.8%

Anhanguera Educacional Participacoes S.A.

5,900

$
63,579

HomeAway, Inc. (a)

2,920

67,890

Priceline.com, Inc. (a)

622

290,916

Sotheby’s

4,310

122,964

$
545,349

Containers – 1.6%

Ball Corp.

9,960

$
355,672

Silgan Holdings, Inc.

3,120

120,557

$
476,229

Electrical Equipment – 4.0%

AMETEK, Inc.

14,505

$
610,661

Mettler-Toledo International, Inc. (a)

1,540

227,473

MSC Industrial Direct Co., Inc., “A”

4,570

326,984

Sensata Technologies Holding B.V. (a)

2,700

70,956

$
1,236,074

Electronics – 2.5%

Altera Corp.

3,380

$
125,398

ARM Holdings PLC

23,663

218,148

Hittite Microwave Corp. (a)

2,390

118,018

Microchip Technology, Inc.

8,300

304,029

$
765,593

Energy – Independent – 6.2%

Cabot Oil & Gas Corp.

5,500

$
417,450

Celtic Exploration Ltd. (a)

10,480

235,266

Concho Resources, Inc. (a)

3,160

296,250

EQT Corp.

4,510

247,103

Paramount Resources Ltd. (a)

3,460

144,344

Pioneer Natural Resources Co.

2,930

262,176

SM Energy Co.

4,180

305,558

$
1,908,147

Engineering – Construction – 0.5%

Fluor Corp.

2,936

$
147,534

7

MFS Mid Cap Growth Portfolio

Portfolio of Investments – continued

Issuer

Shares/Par

Value ($)

COMMON STOCKS – continued

Food & Beverages – 3.1%

Coca-Cola Enterprises, Inc.

7,270

$
187,421

Green Mountain Coffee Roasters, Inc. (a)

4,240

190,164

Mead Johnson Nutrition Co., “A”

6,330

435,061

Want Want China Holdings Ltd.

134,000

133,714

$
946,360

Gaming & Lodging – 1.2%

Royal Caribbean Cruises Ltd.

9,960

$
246,709

Wynn Resorts Ltd.

1,140

125,959

$
372,668

General Merchandise – 1.2%

Dollar General Corp. (a)

9,220

$
379,311

Internet – 1.1%

LinkedIn Corp., “A” (a)

2,400

$
151,224

OpenTable, Inc. (a)

4,550

178,042

$
329,266

Machinery & Tools – 4.5%

Cummins, Inc.

1,670

$
146,993

Flowserve Corp.

3,200

317,824

Gardner Denver, Inc.

1,540

118,672

Joy Global, Inc.

3,620

271,391

Polypore International, Inc. (a)

5,460

240,185

WABCO Holdings, Inc. (a)

6,720

291,648

$
1,386,713

Medical & Health Technology & Services – 5.3%

AmerisourceBergen Corp.

7,180

$
267,024

Cerner Corp. (a)

5,280

323,400

DaVita, Inc. (a)

3,140

238,043

Diagnosticos da America S.A.

15,700

130,465

IDEXX Laboratories, Inc. (a)

3,300

253,968

Patterson Cos., Inc.

8,360

246,787

SXC Health Solutions Corp. (a)

3,180

179,606

$
1,639,293

Medical Equipment – 5.7%

Cooper Cos., Inc.

3,313

$
233,633

Covidien PLC

4,230

190,392

Edwards Lifesciences Corp. (a)

3,070

217,049

Intuitive Surgical, Inc. (a)

596

275,954

NxStage Medical, Inc. (a)

4,510

80,188

Pall Corp.

5,660

323,469

Sirona Dental Systems, Inc. (a)

2,530

111,421

Thermo Fisher Scientific, Inc. (a)

6,850

308,045

$
1,740,151

Network & Telecom – 2.6%

Acme Packet, Inc. (a)

6,850

$
211,733

F5 Networks, Inc. (a)

2,320

246,198

Fortinet, Inc. (a)

15,090

329,113

$
787,044

Oil Services – 4.2%

Cameron International Corp. (a)

9,230

$
454,024

Issuer

Shares/Par

Value ($)

COMMON STOCKS – continued

Oil Services – continued

Dresser-Rand Group, Inc. (a)

9,320

$
465,161

FMC Technologies, Inc. (a)

7,220

377,101

$
1,296,286

Other Banks & Diversified Financials – 2.0%

BankUnited, Inc.

3,580

$
78,724

MasterCard, Inc., “A”

1,460

544,317

$
623,041

Pharmaceuticals – 0.8%

Perrigo Co.

2,450

$
238,385

Pollution Control – 2.2%

Stericycle, Inc. (a)

3,400

$
264,928

Waste Connections, Inc.

12,490

413,919

$
678,847

Railroad & Shipping – 1.2%

Kansas City Southern Co. (a)

5,220

$
355,012

Restaurants – 1.0%

Starbucks Corp.

7,010

$
322,530

Specialty Chemicals – 2.3%

Airgas, Inc.

6,610

$
516,109

Rockwood Holdings, Inc. (a)

4,610

181,496

$
697,605

Specialty Stores – 7.7%

American Eagle Outfitters, Inc.

7,050

$
107,795

Francesca’s Holdings Corp. (a)

9,350

161,755

O’Reilly Automotive, Inc. (a)

2,090

167,096

PetSmart, Inc.

7,190

368,775

Ross Stores, Inc.

12,700

603,631

Tiffany & Co.

4,220

279,617

Tractor Supply Co.

4,770

334,615

Urban Outfitters, Inc. (a)

12,370

340,917

$
2,364,201

Telephone Services – 2.2%

American Tower Corp., “A” (a)

11,320

$
679,313

Trucking – 0.9%

Expeditors International of Washington, Inc.

6,490

$
265,830

Utilities – Electric Power – 0.6%

CMS Energy Corp.

8,980

$
198,278

Total Common Stocks (Identified Cost, $27,549,235)

$
30,225,553

MONEY MARKET FUNDS – 2.4%

MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)

726,173

$
726,173

Total Investments (Identified Cost, $28,275,408)

$
30,951,726

OTHER ASSETS, LESS LIABILITIES – (0.8)%

(242,642
)

Net Assets – 100.0%

$
30,709,084

8

MFS Mid Cap Growth Portfolio

Portfolio of Investments – continued

(a)

Non-income producing security.

(v)

Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR

American Depository Receipt

PLC

Public Limited Company

See Notes to Financial Statements

9

MFS Mid Cap Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11

Assets

Investments –

Non-affiliated issuers, at value (identified cost, $27,549,235)

$30,225,553

Underlying affiliated funds, at cost and value

726,173

Total investments, at value (identified cost, $28,275,408)

$30,951,726

Receivables for

Fund shares sold

2,708

Interest and dividends

9,212

Other assets

1,219

Total assets

$30,964,865

Liabilities

Payables for

Investments purchased

$207,874

Fund shares reacquired

8,364

Payable to affiliates

Investment adviser

2,040

Distribution and/or service fees

229

Payable for Trustees’ compensation

82

Accrued expenses and other liabilities

37,192

Total liabilities

$255,781

Net assets

$30,709,084

Net assets consist of

Paid-in capital

$43,290,914

Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies

2,676,319

  Accumulated net realized gain (loss) on investments and foreign currency transactions

(15,258,149
)

Net assets

$30,709,084

Shares of beneficial interest outstanding

5,478,441

Net assets

Shares outstanding

Net asset value per share

Initial Class

$19,588,919

3,465,037

$5.65

Service Class

11,120,165

2,013,404

5.52

See Notes to Financial Statements

10

MFS Mid Cap Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11

Net investment loss

Income

Dividends

$156,161

Interest

5,869

Dividends from underlying affiliated funds

962

Foreign taxes withheld

(1,182
)

Total investment income

$161,810

Expenses

Management fee

$279,724

Distribution and/or service fees

33,775

Administrative services fee

17,500

Trustees’ compensation

4,632

Custodian fee

19,835

Shareholder communications

6,737

Auditing fees

44,681

Legal fees

5,363

Miscellaneous

11,194

Total expenses

$423,441

Fees paid indirectly

(2
)

Net expenses

$423,439

Net investment loss

$(261,629
)

  Realized and unrealized gain (loss) on investments and foreign currency transactions

Realized gain (loss) (identified cost basis)

Investment transactions

$5,194,418

Foreign currency transactions

(2,670
)

Net realized gain (loss) on investments and foreign currency transactions

$5,191,748

Change in unrealized appreciation (depreciation)

Investments

$(7,135,618
)

Translation of assets and liabilities in foreign currencies

(56
)

Net unrealized gain (loss) on investments and foreign currency translation

$(7,135,674
)

Net realized and unrealized gain (loss) on investments and foreign currency

$(1,943,926
)

Change in net assets from operations

$(2,205,555
)

See Notes to Financial Statements

11

MFS Mid Cap Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31

2011

2010

Change in net assets

From operations

Net investment loss

$(261,629
)

$(80,138
)

Net realized gain (loss) on investments and foreign currency transactions

5,191,748

6,134,245

Net unrealized gain (loss) on investments and foreign currency translation

(7,135,674
)

3,418,930

Change in net assets from operations

$(2,205,555
)

$9,473,037

Change in net assets from fund share transactions

$(7,532,661
)

$(5,270,471
)

Total change in net assets

$(9,738,216
)

$4,202,566

Net assets

At beginning of period

40,447,300

36,244,734

At end of period

$30,709,084

$40,447,300

See Notes to Financial Statements

12

MFS Mid Cap Growth Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

Years ended 12/31

2011

2010

2009

2008

2007

Net asset value, beginning of period

$6.01

$4.65

$3.27

$6.72

$6.12

Income (loss) from investment operations

Net investment income (loss) (d)

$(0.04
)

$(0.01
)

$(0.01
)

$0.01

$(0.01
)

Net realized and unrealized gain (loss) on investments and foreign currency

(0.32
)

1.37

1.39

(3.46
)

0.61

Total from investment operations

$(0.36
)

$1.36

$1.38

$(3.45
)

$0.60

Less distributions declared to shareholders

From net investment income

$—

$—

$(0.00
)(w)

$—

$(0.00
)(w)

From tax return of capital

—

—

(0.00
)(w)

—

—

Total distribution declared to shareholders

$—

$—

$(0.00
)(w)

$—

$(0.00
)(w)

Net asset value, end of period (x)

$5.65

$6.01

$4.65

$3.27

$6.72

Total return (%) (k)(r)(s)(x)

(5.99
)

29.25

42.31

(51.34
)

9.84

Ratios (%) (to average net assets) and Supplemental data:

Expenses (f)

1.04

1.07

1.05

0.97

0.88

Net investment income (loss)

(0.61
)

(0.11
)

(0.23
)

0.13

(0.12
)

Portfolio turnover

73

83

100

100

80

Net assets at end of period (000 omitted)

$19,589

$24,944

$20,300

$15,803

$44,944

Service Class

Years ended 12/31

2011

2010

2009

2008

2007

Net asset value, beginning of period

$5.89

$4.57

$3.22

$6.63

$6.05

Income (loss) from investment operations

Net investment loss (d)

$(0.05
)

$(0.02
)

$(0.02
)

$(0.01
)

$(0.02
)

Net realized and unrealized gain (loss) on investments and foreign currency

(0.32
)

1.34

1.37

(3.40
)

0.60

Total from investment operations

$(0.37
)

$1.32

$1.35

$(3.41
)

$0.58

Net asset value, end of period (x)

$5.52

$5.89

$4.57

$3.22

$6.63

Total return (%) (k)(r)(s)(x)

(6.28
)

28.88

41.93

(51.43
)

9.59

Ratios (%) (to average net assets) and Supplemental data:

Expenses (f)

1.29

1.32

1.30

1.22

1.13

Net investment loss

(0.86
)

(0.38
)

(0.48
)

(0.12
)

(0.37
)

Portfolio turnover

73

83

100

100

80

Net assets at end of period (000 omitted)

$11,120

$15,504

$15,944

$14,310

$32,919

(d)

Per share data is based on average shares outstanding.

(f)

Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)

The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)

Certain expenses have been reduced without which performance would have been lower.

(s)

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)

Per share amount was less than $0.01.

(x)

The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Mid Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)

Business and Organization

MFS Mid Cap Growth
Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)

Significant Accounting Policies

General
– The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about
Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

14

MFS Mid Cap Growth Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of
December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value

Level 1

Level 2

Level 3

Total

Equity Securities:

United States

$28,272,751

$—

$—

$28,272,751

Israel

790,580

—

—

790,580

Canada

379,610

—

—

379,610

China

222,298

—

—

222,298

United Kingdom

—

218,148

—

218,148

Brazil

194,044

—

—

194,044

Hong Kong

148,122

—

—

148,122

Mutual Funds

726,173

—

—

726,173

Total Investments

$30,733,578

$218,148

$—

$30,951,726

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may
receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in

15

MFS Mid Cap Growth Portfolio

Notes to Financial Statements – continued

unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the
ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.

The
fund declared no distributions for the years ended December 31, 2011 and December 31, 2010.

The federal tax cost and the tax basis
components of distributable earnings were as follows:

As of 12/31/11

Cost of investments

$28,303,690

Gross appreciation

4,386,458

Gross depreciation

(1,738,422
)

Net unrealized appreciation (depreciation)

$2,648,036

Capital loss carryforwards

(15,229,914
)

Other temporary differences

48

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of
December 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:

12/31/16

$(10,796,194
)

12/31/17

(4,433,720
)

Total

$(15,229,914
)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)

Transactions with Affiliates

Investment Adviser
– The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets

0.75%

Average daily net assets in excess of $1 billion

0.70%

16

MFS Mid Cap Growth Portfolio

Notes to Financial Statements – continued

The investment adviser has agreed in writing to reduce its management fee to
0.65% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2013. For the year ended
December 31, 2011, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced.

The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center,
Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent
Agreement. During the year ended December 31, 2011, the fund did not pay MFSC a fee for this service.

Administrator – MFS
provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0469% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This
fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an
Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $623 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)

Portfolio Securities

Purchases and sales of
investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $26,872,305 and $34,740,524, respectively.

(5)

Shares of Beneficial Interest

The fund’s
Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Year ended 12/31/11

Year ended 12/31/10

Shares

Amount

Shares

Amount

Shares sold

Initial Class

387,423

$2,363,176

512,955

$2,729,233

Service Class

140,064

810,093

249,849

1,320,751

527,487

$3,173,269

762,804

$4,049,984

17

MFS Mid Cap Growth Portfolio

Notes to Financial Statements – continued

Year ended 12/31/11

Year ended 12/31/10

Shares

Amount

Shares

Amount

Shares reacquired

Initial Class

(1,069,893
)

$(6,255,789
)

(730,608
)

$(3,656,906
)

Service Class

(758,761
)

(4,450,141
)

(1,109,679
)

(5,663,549
)

(1,828,654
)

$(10,705,930
)

(1,840,287
)

$(9,320,455
)

Net change

Initial Class

(682,470
)

$(3,892,613
)

(217,653
)

$(927,673
)

Service Class

(618,697
)

(3,640,048
)

(859,830
)

(4,342,798
)

(1,301,167
)

$(7,532,661
)

(1,077,483
)

$(5,270,471
)

(6)

Line of Credit

The fund and certain other funds
managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $296 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)

Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds

Beginning Shares/Par Amount

Acquisitions Shares/Par Amount

Dispositions Shares/Par Amount

Ending Shares/Par Amount

MFS Institutional Money Market Portfolio

475,366

14,008,444

(13,757,637
)

726,173

Underlying Affiliated Funds

  Realized
Gain (Loss)

  Capital Gain
Distributions

  Dividend
Income

  Ending
Value

MFS Institutional Money Market Portfolio

$—

$—

$962

$726,173

18

MFS Mid Cap Growth Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and
the Shareholders of

MFS Mid Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Growth Portfolio (the “Fund”) (one of the portfolios comprising MFS
Variable Insurance Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Growth Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

19

MFS Mid Cap Growth Portfolio

RESULTS OF SHAREHOLDER MEETING (unaudited)

At a special meeting of shareholders of MFS Mid Cap Growth Portfolio, which was held on December 1, 2011, the following actions were taken for which shareholders of all series of MFS Variable Insurance Trust II voted together as a single class with respect to Item 1 and shareholders of MFS Mid Cap Growth Portfolio voted as a separate class with respect to Items 2 and 3:

Item 1: Election of ten Trustees as members of the Board of Trustees of the Trust effective January 1, 2012:

Number of Shares

For

Withheld Authority

Robert E. Butler

681,916,712.8686

46,472,894.9218

Maureen R. Goldfarb

682,835,794.8512

45,553,812.9392

David H. Gunning

681,500,267.3085

46,889,340.4819

William R. Gutow

681,050,223.5547

47,339,384.2357

Michael Hegarty

682,477,088.8584

45,912,518.9320

John P. Kavanaugh

683,794,425.4269

44,595,182.3635

Robert J. Manning

682,699,559.7374

45,690,048.0530

J. Dale Sherratt

681,362,743.0513

47,026,864.7391

Laurie J. Thomsen

683,408,094.0000

44,981,513.7904

Robert W. Uek

681,424,852.0247

46,964,755.7657

Item 2: To approve a new investment advisory agreement dated January 1, 2012, between the Trust, on behalf of MFS Mid Cap Growth Portfolio, and MFS:

Number of Shares

For

Against

Withheld Authority

4,979,638.8004

251,415.0227

604,407.8661

Item 3: To approve revisions to and restatements of certain fundamental investment restrictions of MFS Mid Cap
Growth Portfolio effective January 1, 2012 as detailed below:

Number of Shares

For

Against

Withheld Authority

A.

Borrowing

4,733,828.7908

486,773.8106

614,859.0878

B.

Underwriting Securities

4,900,528.6967

305,909.9584

629,023.0341

C.

Issuance of Senior Securities

4,909,959.6734

303,298.5160

622,203.4998

D.

Lending of Money or Securities

4,805,959.5234

400,204.3025

629,297.8633

E.

Purchases or Sales of Real Estate; Interests in Oil, Gas or Mineral Leases; and Commodities

4,952,468.4737

240,672.9051

642,320.3104

F.

Industry Concentration

4,988,605.1927

238,879.5848

607,976.9117

20

MFS Mid Cap Growth Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1,
2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age

  Position(s) Held
with Fund

Trustee/Officer Since (h)

  Principal Occupations During the Past Five
Years

Other Directorships (j)

INTERESTED TRUSTEES

  Robert J. Manning (k)
(age 48)

Trustee

February 2004

Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)

N/A

INDEPENDENT TRUSTEES

  David H. Gunning   (age
69)

Trustee and Chair of Trustees

January 2004

Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)

Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining),
Director (until 2008)

  Robert E. Butler   (age
70)

Trustee

January 2006

Consultant – investment company industry regulatory and compliance matters

N/A

  Maureen R. Goldfarb   (age
56)

Trustee

January 2009

Private investor

N/A

  William R. Gutow   (age
70)

Trustee

December 1993

Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman

Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

  Michael Hegarty   (age
67)

Trustee

December 2004

Private investor

N/A

  John P. Kavanaugh   (age
57)

Trustee

January 2009

Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus
Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

N/A

  J. Dale Sherratt   (age
73)

Trustee

June 1989

Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

N/A

  Laurie J. Thomsen   (age
54)

Trustee

March 2005

Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)

The Travelers Companies (property and casualty insurance), Director

  Robert W. Uek   (age
70)

Trustee

January 2006

Consultant to investment company industry

N/A

OFFICERS

  John M. Corcoran (k)   (age
46)

President

October 2008

Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until
September 2008)

N/A

Christopher R. Bohane (k) (age 38)

Assistant Secretary and Assistant Clerk

July 2005

Massachusetts Financial Services Company, Vice President and Senior Counsel

N/A

  Kino Clark (k)   (age
43)

Assistant Treasurer

January 2012

Massachusetts Financial Services Company, Assistant Vice President

N/A

21

MFS Mid Cap Growth Portfolio

Trustees and Officers – continued

Name, Age

  Position(s) Held
with Fund

Trustee/Officer Since (h)

  Principal Occupations During the Past Five
Years

Other Directorships (j)

  Ethan D. Corey (k)   (age
48)

Assistant Secretary and Assistant Clerk

July 2005

Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

N/A

  David L. DiLorenzo (k)
(age 43)

Treasurer

July 2005

Massachusetts Financial Services Company, Vice President

N/A

  Robyn L. Griffin   (age
36)

Assistant Independent Chief Compliance Officer

August 2008

Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant
Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).

N/A

  Brian E. Langenfeld (k)
(age 38)

Assistant Secretary and Assistant Clerk

June 2006

Massachusetts Financial Services Company, Vice President and Senior Counsel

N/A

  Ellen Moynihan (k)   (age
54)

Assistant Treasurer

April 1997

Massachusetts Financial Services Company, Senior Vice President

N/A

  Susan S. Newton (k)   (age
61)

Assistant Secretary and Assistant Clerk

May 2005

Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

N/A

  Susan A. Pereira (k)   (age
41)

Assistant Secretary and Assistant Clerk

July 2005

Massachusetts Financial Services Company, Vice President and Senior Counsel

N/A

  Mark N. Polebaum (k)   (age
59)

Secretary and Clerk

January 2006

Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary

N/A

  Frank L. Tarantino   (age
67)

Independent Chief Compliance Officer

June 2004

Tarantino LLC (provider of compliance services), Principal

N/A

  Richard S. Weitzel (k)
(age 41)

Assistant Secretary and Assistant Clerk

October 2007

Massachusetts Financial Services Company, Vice President and Assistant General Counsel

N/A

  James O. Yost (k)   (age
51)

Deputy Treasurer

September 1990

Massachusetts Financial Services Company, Senior Vice President

N/A

(h)
Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from
December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost
served as Assistant Treasurers of the Funds.

(j)
Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)
“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

22

MFS Mid Cap Growth Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

  Investment Adviser   Massachusetts Financial
Services Company 500 Boylston Street, Boston, MA 02116-3741

  Custodian   State Street Bank and
Trust 1 Lincoln Street, Boston, MA 02111-2900

  Distributor   MFS Fund Distributors,
Inc. 500 Boylston Street, Boston, MA 02116-3741

  Independent Registered Public Accounting Firm
 Deloitte & Touche LLP   200 Berkeley Street, Boston, MA
02116

  Portfolio Managers   Eric Fischman
Paul Gordon

23

MFS Mid Cap Growth Portfolio

At a special meeting of shareholders of the MFS Mid Cap Growth Portfolio
(hereinafter referred to as the “Fund” or the “Portfolio”), which was held on December 1, 2011, the shareholders approved a new investment advisory agreement based on the recommendation of the Board of Trustees. At its July, 2011 meeting, the Board of Trustees (i) approved, and recommended for shareholder approval, the new investment advisory agreement effective January 1, 2012, and (ii) the continuation of the existing investment advisory agreement effective September 1,
2011. The following includes a description of the factors that the Board of Trustees considered and the conclusions that formed the basis of their approval of both the new investment advisory agreement and the continuation of the prior investment advisory agreement.

BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the new investment advisory agreement (the “New Agreement”) between Massachusetts Financial Services Company (“MFS”) and MFS Variable Insurance Trust II (the “Trust”) on behalf of the Portfolio and, beginning on the second anniversary of the initial effective date of the New Agreement, annually approve the continuation of the New Agreement. The Trustees have considered matters bearing on the Portfolio and the then current advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in July 2011 to consider the initial approval of the New Agreement, and to recommend that shareholders approve the New Agreement. The independent Trustees were assisted in their evaluation of the New Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management. The independent Trustees were also assisted in this process by the Portfolio’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the initial approval of the New Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The New Agreement was considered separately for the series of the Trust (collectively, the
“Portfolios”), although the Trustees also took into account the common interests of all Portfolios in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and/or shareholder services to be performed by MFS under the New Agreement and other arrangements with the Trust.

In
connection with their initial review meeting, the Trustees received and relied upon materials that included, among other items: (i) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (ii) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” would be observed for the Portfolio under the New Agreement, and (iii) a comparison and summary of the differences in the provisions in the New Agreement compared to those in each of the then current investment advisory agreements for the Portfolios. In addition, in connection with the independent Trustees’ meetings in May and July, 2011 (the “contract review meetings”) for the purpose of considering whether to approve the continuation of the then current investment advisory agreements for the Portfolio, the independent Trustees received: (1)
information provided by Lipper Inc. (“Lipper”) on the investment performance of the Portfolio for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (2) information provided by Lipper on the Portfolio’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (3) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Portfolio, (4) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (5) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (6) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Portfolio. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the initial approval of the New Agreement was based on comprehensive consideration of all information provided to the
Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Portfolio, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Portfolio could reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that

24

MFS Mid Cap Growth Portfolio

Board Approval of New Investment Advisory Agreement – continued

the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Because the portfolio management team managing the Portfolio’s investments under the then current investment advisory agreement will remain the same under the New Agreement for the Portfolio, the Trustees compared the Portfolio’s total return investment performance to the performance of its Lipper performance universe over various time periods, based on information provided by Lipper. The
Trustees placed particular emphasis on the total return performance of the Portfolio’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December
31, 2010. The Trustees did not rely on performance results for more recent periods.

The Trustees noted the performance of the Portfolio’s
Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 5th quintile for the three-year and five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year. For Portfolios whose performance lagged their peer groups, they discussed the factors that contributed thereto and MFS’ efforts to improve such Portfolios’ performance. After reviewing this information, the Trustees concluded, within the context of their overall conclusions regarding the New Agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the
Portfolio’s advisory fee, the Trustees considered, among other information, the Portfolio’s advisory fee and the total expense ratio of the Portfolio’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Portfolio, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Portfolio is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate was approximately at the median and total expense ratio was above the median of such fees and expenses of funds in the Lipper expense group. The Trustees further noted that the New Agreement would reflect MFS’ agreement to reduce the advisory fee on average daily net assets over
$1 billion on a permanent basis. In addition, the Trustees accepted MFS’ offer to continue to reduce the advisory fee for the Portfolio on average daily net assets over $2.5 billion, and concluded that the breakpoints were sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered whether the Portfolio is likely to benefit from any economies of scale due to future asset growth. In this regard, the Trustees reviewed the adequacy of breakpoints and discussed with MFS any adjustments necessary for the shareholders’ benefit.

The Trustees also considered information prepared by MFS
relating to its costs and profits with respect to the Portfolio and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Portfolio and other accounts and products for purposes of estimating profitability.

The Trustees noted that there would be no increase to the net advisory fee arrangement for the
Portfolio under the New Agreement when compared to the Portfolio’s then current investment advisory agreement. After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Portfolio under the New Agreement represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the
Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Portfolio. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The
Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Trust by MFS and its affiliates under agreements and plans other than the New Agreement, including the 12b-1

25

MFS Mid Cap Growth Portfolio

Board Approval of New Investment Advisory Agreement – continued

fees the Portfolio pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the
Portfolio’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The
Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Portfolio were satisfactory. The Trustees also considered the benefits to MFS from the use of the Portfolio’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be
material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the New Agreement should be approved for an initial two-year period, commencing upon its effective date, as set forth in the New Agreement.

BOARD APPROVAL OF CONTINUATION OF PRIOR INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The
Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the
Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by
Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and other investment companies that the Board oversees as a whole, and for MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than

26

MFS Mid Cap Growth Portfolio

Board Approval of Continuation of Prior
Investment Advisory Agreement – continued

others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 5th quintile for the three-year and five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on
MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In
considering the fees, the Trustees noted from the Lipper data (which takes into account any reductions or expense limitations) that the Fund’s effective advisory fee rate was approximately at the median and total expense ratio was above the median of such fees and expenses of funds in the Lipper expense group. The Trustees further noted that MFS agreed to continue to reduce its advisory fee on average daily net assets over $2.5 billion, and concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and
extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund
Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors.
Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2011.

27

MFS Mid Cap Growth Portfolio

Board Approval of Continuation of Prior Investment Advisory Agreement
– continued

A discussion regarding the Board’s most
recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

28

MFS Mid Cap Growth Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission
(the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time
to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

29

rev. 3/11

FACTS

WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.
Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we
do.

What?

The types of personal
information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal
information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information

Does MFS share?

Can you limit this sharing?

  For our everyday business purposes
–   such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus

Yes

No

  For our marketing purposes –
to offer our products and services to you

No

We don’t share

For joint marketing with other financial companies

No

We don’t share

  For our affiliates’ everyday business purposes
– information about your transactions and experiences

No

We don’t share

  For our affiliates’ everyday business purposes
– information about your creditworthiness

No

We don’t share

For nonaffiliates to market to you

No

We don’t share

Questions?

Call 800-225-2606 or go to mfs.com.

30

Who we are

Who is providing this notice?

MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors,
Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do

How does MFS
protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.

How does MFS collect my personal information?

We collect your personal information, for example,
when you

• open an account or
provide account information

• direct us to buy securities or direct us to sell your
securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit
only

• sharing for
affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control.
They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates

  Companies not related by common ownership or
control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.

Joint Marketing

  A formal agreement between nonaffiliated financial
companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information

If you own an MFS product or receive an
MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

31

MFS® Value Portfolio

MFS® Variable Insurance Trust II

ANNUAL REPORT

December 31, 2011

EIS-ANN

MFS® VALUE PORTFOLIO

The report is prepared for the general information of
contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO
BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Value Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the
United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S.
debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Value Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings

Philip Morris International, Inc.

4.2%

Lockheed Martin Corp.

3.6%

Johnson & Johnson

2.9%

Pfizer, Inc.

2.8%

AT&T, Inc.

2.7%

JPMorgan Chase & Co.

2.5%

Chevron Corp.

2.3%

United Technologies Corp.

2.2%

Goldman Sachs Group, Inc.

2.1%

International Business Machines Corp.

2.1%

Equity sectors

Financial Services

20.5%

Health Care

13.1%

Consumer Staples

12.2%

Industrial Goods & Services

11.4%

Energy

8.5%

Technology

6.4%

Utilities & Communications

6.0%

Leisure

5.9%

Retailing

4.0%

Basic Materials

3.7%

Autos & Housing

3.2%

Special Products & Services

2.8%

Transportation

0.6%

Percentages are based on net assets as
of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS Value Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Value Portfolio (the “fund”) provided a total return of 0.00%, while Service Class shares of the fund provided a total return of –0.29%. These compare with a return of 0.39% for the fund’s benchmark, the Russell 1000 Value Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of
the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

A combination of an underweight position and stock selection in the utilities & communications sector detracted from performance relative to the Russell 1000 Value Index. No individual holdings within this sector were among the fund’s top relative detractors.

Stock selection in the health care sector also held
back relative returns. Within this sector, not holding strong-performing global pharmaceutical company Bristol Myers Squibb and health insurance and Medicare/Medicaid provider UnitedHealth Group dampened relative performance as both stocks outperformed the benchmark. Shares of Bristol Myers Squibb climbed during the period led by strong demand for the company’s newer drugs and a dividend increase late in the reporting period.

Elsewhere, holdings of investment banking firm Goldman Sachs Group, global financial services provider Bank of New York Mellon, and insurance company MetLife held back relative performance. The fund’s relative positioning in shares of strong-performing network equipment company Cisco Systems also hurt relative returns. Shares of Cisco Systems rose as the company delivered better-than-expected revenue and earnings-per-share for its first fiscal quarter. Additionally, its margins, which appeared to have been a point of concern for many investors, came in above expectations. The fund’s holdings of enterprise software products maker Oracle (b), offshore drilling contractor Transocean (b), toy maker Hasbro (b), and oil and gas exploration and production company Apache also negatively impacted performance.

Contributors to Performance

A
combination of stock selection and overweight position in the consumer staples sector boosted relative performance. Tobacco company Philip Morris International and alcoholic beverage producer Diageo (b) outperformed the benchmark over the reporting period and were among the fund’s top relative contributors. Shares of Philip Morris rose late in the period after the company reported better-than-expected earnings and its solid return of capital to shareholders via both dividends and share repurchases. In addition, management increased its 2011 earnings estimate driven by stronger-than-expected results in Japan and Indonesia.

Stock selection in the industrial goods & services sector also supported relative returns. The fund’s overweight position in defense contractor Lockheed Martin benefited relative performance as the stock outperformed the benchmark over the reporting period. Shares of Lockheed Martin rose late in the period as the company announced a dividend increase and an increase in their share repurchase program.

3

MFS Value Portfolio

Management Review – continued

Elsewhere, not holding shares of poor-performing financial services firms, Citigroup and Morgan Stanley, supported relative returns as
Europe’s mounting sovereign debt crisis put pressure on most financial companies. Holdings of diversified technology products and services company International Business Machines (IBM) (b), debit and credit transaction processing company
MasterCard (b), pharmaceutical and medical products maker Abbott Laboratories, management consulting firm Accenture (b), and fast food company McDonald’s (b)(h) were among the fund’s top relative contributors.

Respectfully,

Nevin Chitkara

Steven Gorham

Portfolio Manager

Portfolio Manager

(b)
Security is not a benchmark constituent.

(h)
Security was not held in the fund at period end.

The views
expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio.
References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Value Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results.
Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class

Class inception date

1-yr

5-yr

10-yr

Initial Class

5/06/98

0.00%

(0.47)%

4.65%

Service Class

8/24/01

(0.29)%

(0.72)%

4.39%

Comparative benchmark

Russell 1000 Value Index (f)

0.39%

(2.64)%

3.89%

(f)
Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not
possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Value Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share
class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class

Annualized Expense Ratio

Beginning Account Value 7/01/11

  Ending
Account Value 12/31/11

Expenses Paid During Period (p) 7/01/11-12/31/11

Initial Class

Actual

0.82%

$1,000.00

$946.26

$4.02

Hypothetical (h)

0.82%

$1,000.00

$1,021.07

$4.18

Service Class

Actual

1.07%

$1,000.00

$945.04

$5.25

Hypothetical (h)

1.07%

$1,000.00

$1,019.81

$5.45

(h)
5% class return per year before expenses.

(p)
Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Value Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund.
It is categorized by broad-based asset classes.

Issuer

Shares/Par

Value ($)

COMMON STOCKS – 98.1%

Aerospace – 8.6%

Honeywell International, Inc.

155,460

$
8,449,251

Huntington Ingalls Industries, Inc. (a)

17,078

534,200

Lockheed Martin Corp.

226,927

18,358,394

Northrop Grumman Corp.

95,370

5,577,238

United Technologies Corp.

151,545

11,076,424

$
43,995,507

Alcoholic Beverages – 1.7%

Diageo PLC

403,007

$
8,802,860

Automotive – 1.1%

General Motors Co. (a)

45,760

$
927,555

Johnson Controls, Inc.

142,615

4,458,145

$
5,385,700

Broadcasting – 3.8%

Omnicom Group, Inc.

132,158

$
5,891,604

Viacom, Inc., “B”

128,670

5,842,905

Walt Disney Co.

208,582

7,821,825

$
19,556,334

Brokerage & Asset Managers – 1.6%

Blackrock, Inc.

32,744

$
5,836,291

Franklin Resources, Inc.

24,850

2,387,091

$
8,223,382

Business Services – 2.8%

Accenture PLC, “A”

187,297

$
9,969,819

Dun & Bradstreet Corp.

38,517

2,882,227

Fiserv, Inc. (a)

25,770

1,513,730

$
14,365,776

Cable TV – 0.8%

Comcast Corp., “Special A”

161,890

$
3,814,128

Chemicals – 2.7%

3M Co.

95,468

$
7,802,600

PPG Industries, Inc.

70,147

5,856,573

$
13,659,173

Computer Software – 2.0%

Oracle Corp.

396,233

$
10,163,376

Computer Software – Systems – 2.3%

Hewlett-Packard Co.

36,260

$
934,058

International Business Machines Corp.

58,525

10,761,577

$
11,695,635

Construction – 2.1%

Sherwin-Williams Co.

46,552

$
4,155,697

Stanley Black & Decker, Inc.

99,786

6,745,534

$
10,901,231

Consumer Products – 0.5%

Procter & Gamble Co.

34,258

$
2,285,351

Issuer

Shares/Par

Value ($)

COMMON STOCKS – continued

Electrical Equipment – 2.1%

Danaher Corp.

123,420

$
5,805,677

Tyco International Ltd.

100,100

4,675,671

$
10,481,348

Electronics – 1.4%

ASML Holding N.V.

51,690

$
2,160,125

Intel Corp.

201,602

4,888,849

$
7,048,974

Energy – Independent – 3.5%

Apache Corp.

66,015

$
5,979,639

EOG Resources, Inc.

28,422

2,799,851

Occidental Petroleum Corp.

99,077

9,283,515

$
18,063,005

Energy – Integrated – 4.5%

Chevron Corp.

109,433

$
11,643,671

Exxon Mobil Corp.

110,307

9,349,621

Hess Corp.

34,935

1,984,308

$
22,977,600

Engineering – Construction – 0.2%

Fluor Corp.

15,840

$
795,960

Food & Beverages – 4.6%

General Mills, Inc.

212,160

$
8,573,386

J.M. Smucker Co.

6,647

519,596

Kellogg Co.

50,590

2,558,336

Nestle S.A.

110,807

6,361,742

PepsiCo, Inc.

84,733

5,622,035

$
23,635,095

Food & Drug Stores – 1.2%

CVS Caremark Corp.

93,023

$
3,793,478

Walgreen Co.

67,510

2,231,881

$
6,025,359

General Merchandise – 1.8%

Kohl’s Corp.

36,990

$
1,825,457

Target Corp.

147,760

7,568,267

$
9,393,724

Insurance – 7.0%

ACE Ltd.

54,560

$
3,825,747

Aon Corp.

112,720

5,275,296

Chubb Corp.

60,195

4,166,698

MetLife, Inc.

299,858

9,349,572

Prudential Financial, Inc.

131,587

6,595,140

Travelers Cos., Inc.

111,525

6,598,934

$
35,811,387

Leisure & Toys – 0.9%

Hasbro, Inc.

136,983

$
4,368,388

Machinery & Tools – 0.5%

Eaton Corp.

62,490

$
2,720,190

7

MFS Value Portfolio

Portfolio of Investments – continued

Issuer

Shares/Par

Value ($)

COMMON STOCKS – continued

Major Banks – 10.5%

Bank of America Corp.

632,070

$
3,514,309

Bank of New York Mellon Corp.

388,405

7,733,144

Goldman Sachs Group, Inc.

119,092

10,769,490

JPMorgan Chase & Co.

382,662

12,723,510

PNC Financial Services Group, Inc.

71,185

4,105,239

State Street Corp.

109,215

4,402,457

SunTrust Banks, Inc.

35,740

632,598

Wells Fargo & Co.

359,552

9,909,253

$
53,790,000

Medical & Health Technology & Services – 0.6%

Quest Diagnostics, Inc.

52,000

$
3,019,120

Medical Equipment – 3.7%

Becton, Dickinson & Co.

55,312

$
4,132,913

Medtronic, Inc.

189,890

7,263,293

St. Jude Medical, Inc.

106,030

3,636,829

Thermo Fisher Scientific, Inc. (a)

88,495

3,979,620

$
19,012,655

Network & Telecom – 0.7%

Cisco Systems, Inc.

204,640

$
3,699,891

Oil Services – 0.5%

Transocean, Inc.

61,640

$
2,366,360

Other Banks & Diversified Financials – 1.4%

MasterCard, Inc., “A”

8,300

$
3,094,406

Western Union Co.

233,855

4,270,192

$
7,364,598

Pharmaceuticals – 8.8%

Abbott Laboratories

173,502

$
9,756,017

Johnson & Johnson

224,017

14,691,035

Merck & Co., Inc.

88,162

3,323,707

Pfizer, Inc.

665,898

14,410,033

Roche Holding AG

16,895

2,857,242

$
45,038,034

Printing & Publishing – 0.4%

Moody’s Corp.

65,880

$
2,218,838

Railroad & Shipping – 0.6%

Canadian National Railway Co.

38,590

$
3,031,630

Specialty Chemicals – 1.0%

Air Products & Chemicals, Inc.

62,607

$
5,333,490

Specialty Stores – 1.0%

Advance Auto Parts, Inc.

39,810

$
2,771,970

Staples, Inc.

174,630

2,425,611

$
5,197,581

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telecommunications – Wireless – 1.4%
Vodafone Group PLC	2,651,012	$7,365,352

Telephone Services – 2.7%
AT&T, Inc.	463,092	$14,003,902

Tobacco – 5.4%
Altria Group, Inc.	135,122	$4,006,367
Philip Morris International, Inc.	276,635	21,710,315
Reynolds American, Inc.	48,940	2,027,095

		$27,743,777

Utilities – Electric Power – 1.7%
PG&E Corp.	125,148	$5,158,600
PPL Corp.	64,982	1,911,770
Public Service Enterprise Group, Inc.	48,243	1,592,501

		$8,662,871

Total Common Stocks (Identified Cost, $489,164,654)		$502,017,582

CONVERTIBLE PREFERRED STOCKS – 0.2%
Utilities – Electric Power – 0.2%
PPL Corp., 9.5% (Identified Cost, $867,000)	17,340	$968,092

MONEY MARKET FUNDS – 0.8%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)	4,110,358	$4,110,358

Total Investments (Identified Cost, $494,142,012)		$507,096,032

OTHER ASSETS, LESS LIABILITIES – 0.9%		4,350,999

Net Assets – 100.0%		$511,447,031

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $490,031,654)	$502,985,674
Underlying affiliated funds, at cost and value	4,110,358
Total investments, at value (identified cost, $494,142,012)	$507,096,032
Cash	60,639
Receivables for
Investments sold	3,058,486
Fund shares sold	213,071
Interest and dividends	1,272,378
Other assets	14,444
Total assets		$511,715,050
Liabilities
Payable for fund shares reacquired	$169,607
Payable to affiliates
Investment adviser	32,968
Distribution and/or service fees	4,196
Payable for Trustees’ compensation	824
Accrued expenses and other liabilities	60,424
Total liabilities		$268,019
Net assets		$511,447,031
Net assets consist of
Paid-in capital	$471,101,476
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	12,946,878
Accumulated net realized gain (loss) on investments and foreign currency transactions	18,565,444
Undistributed net investment income	8,833,233
Net assets		$511,447,031
Shares of beneficial interest outstanding		40,618,180

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$307,523,090	24,331,119	$12.64
Service Class	203,923,941	16,287,061	12.52

See Notes to Financial Statements

9

MFS Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Dividends	$13,721,372
Interest	1,341
Dividends from underlying affiliated funds	5,902
Foreign taxes withheld	(60,858)
Total investment income		$13,667,757
Expenses
Management fee	$3,901,167
Distribution and/or service fees	553,863
Administrative services fee	173,001
Trustees’ compensation	60,807
Custodian fee	54,177
Shareholder communications	8,384
Auditing fees	44,177
Legal fees	5,588
Miscellaneous	42,187
Total expenses		$4,843,351
Fees paid indirectly	(1)
Net expenses		$4,843,350
Net investment income		$8,824,407
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$25,303,470
Foreign currency transactions	9,925
Net realized gain (loss) on investments and foreign currency transactions		$25,313,395
Change in unrealized appreciation (depreciation)
Investments	$(32,301,021)
Translation of assets and liabilities in foreign currencies	(11,720)
Net unrealized gain (loss) on investments and foreign currency translation		$(32,312,741)
Net realized and unrealized gain (loss) on investments and foreign currency		$(6,999,346)
Change in net assets from operations		$1,825,061

See Notes to Financial Statements

10

MFS Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$8,824,407	$7,897,225
Net realized gain (loss) on investments and foreign currency transactions	25,313,395	46,359,089
Net unrealized gain (loss) on investments and foreign currency translation	(32,312,741)	4,702,652
Change in net assets from operations	$1,825,061	$58,958,966
Distributions declared to shareholders
From net investment income	$(7,907,338)	$(6,932,160)
From net realized gain on investments	(35,328,011)	—
Total distributions declared to shareholders	$(43,235,349)	$(6,932,160)
Change in net assets from fund share transactions	$21,633,004	$(17,191,538)
Total change in net assets	$(19,777,284)	$34,835,268
Net assets
At beginning of period	531,224,315	496,389,047
At end of period (including undistributed net investment income of $8,833,233 and $7,906,239, respectively)	$511,447,031	$531,224,315

See Notes to Financial Statements

11

MFS Value Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011		2010	2009	2008	2007
Net asset value, beginning of period	$13.91		$12.64	$10.70	$18.78	$18.70
Income (loss) from investment operations
Net investment income (d)	$0.24		$0.20	$0.22	$0.25	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	(0.31)		1.25	1.92	(5.50)	1.22
Total from investment operations	$(0.07)		$1.45	$2.14	$(5.25)	$1.49
Less distributions declared to shareholders
From net investment income	$(0.23)		$(0.18)	$(0.20)	$(0.30)	$(0.30)
From net realized gain on investments	(0.97)		—	—	(2.53)	(1.11)
Total distributions declared to shareholders	$(1.20)		$(0.18)	$(0.20)	$(2.83)	$(1.41)
Net asset value, end of period (x)	$12.64		$13.91	$12.64	$10.70	$18.78
Total return (%) (k)(s)(x)	(0.00	)(w)	11.51	20.49	(32.64)	7.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.82		0.84	0.85	0.84	0.83
Net investment income	1.81		1.59	1.98	1.75	1.40
Portfolio turnover	22		34	27	44	25
Net assets at end of period (000 omitted)	$307,523		$298,799	$268,001	$146,011	$267,967

See Notes to Financial Statements

12

MFS Value Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.79	$12.54	$10.61	$18.66	$18.59
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.17	$0.19	$0.22	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	(0.31)	1.23	1.91	(5.48)	1.22
Total from investment operations	$(0.10)	$1.40	$2.10	$(5.26)	$1.44
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.15)	$(0.17)	$(0.26)	$(0.26)
From net realized gain on investments	(0.97)	—	—	(2.53)	(1.11)
Total distributions declared to shareholders	$(1.17)	$(0.15)	$(0.17)	$(2.79)	$(1.37)
Net asset value, end of period (x)	$12.52	$13.79	$12.54	$10.61	$18.66
Total return (%) (k)(s)(x)	(0.29)	11.22	20.30	(32.87)	7.67
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.07	1.09	1.10	1.09	1.08
Net investment income	1.54	1.33	1.73	1.62	1.16
Portfolio turnover	22	34	27	44	25
Net assets at end of period (000 omitted)	$203,924	$232,425	$228,388	$165,519	$141,584

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Value Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Value Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

14

MFS Value Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$472,406,723	$—	$—	$472,406,723
United Kingdom	16,168,212	—	—	16,168,212
Switzerland	—	9,218,984	—	9,218,984
Canada	3,031,630	—	—	3,031,630
Netherlands	2,160,125	—	—	2,160,125
Mutual Funds	4,110,358	—	—	4,110,358
Total Investments	$497,877,048	$9,218,984	$—	$507,096,032

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

15

MFS Value Portfolio

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains)	$9,458,810	$6,932,160
Long-term capital gains	33,776,539	—
Total distributions	$43,235,349	$6,932,160

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$494,691,370
Gross appreciation	53,072,779
Gross depreciation	(40,668,117)
Net unrealized appreciation (depreciation)	$12,404,662
Undistributed ordinary income	12,861,709
Undistributed long-term capital gain	20,306,496
Capital loss carryforwards	(5,220,170)
Other temporary differences	(7,142)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011 the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/15	$(4,844,492)
12/31/16	(375,678)
Total	$(5,220,170)

The availability of a portion of the capital loss carryforwards, which were acquired on June 26, 2009 in connection with the MFS Strategic Value Portfolio and on December 4, 2009 in connection with the MFS Mid Cap Value Portfolio mergers, may be limited in a given year.

16

MFS Value Portfolio

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$4,858,021	$4,231,627	$20,263,116	$—
Service Class	3,049,317	2,700,533	15,064,895	—
Total	$7,907,338	$6,932,160	$35,328,011	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2013. For the year ended December 31, 2011, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2011, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0333% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The

17

MFS Value Portfolio

Notes to Financial Statements – continued

ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $8,619 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $114,557,506 and $130,262,282, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	4,023,037	$52,098,813	7,430,622	$93,805,921
Service Class	1,151,500	14,661,660	1,125,101	13,970,482
	5,174,537	$66,760,473	8,555,723	$107,776,403
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,096,923	$25,121,137	314,619	$4,231,627
Service Class	1,524,766	18,114,212	202,287	2,700,533
	3,621,689	$43,235,349	516,906	$6,932,160
Shares reacquired
Initial Class	(3,262,487)	$(45,265,120)	(7,467,590)	$(97,638,535)
Service Class	(3,242,419)	(43,097,698)	(2,685,686)	(34,261,566)
	(6,504,906)	$(88,362,818)	(10,153,276)	$(131,900,101)
Net change
Initial Class	2,857,473	$31,954,830	277,651	$399,013
Service Class	(566,153)	(10,321,826)	(1,358,298)	(17,590,551)
	2,291,320	$21,633,004	(1,080,647)	$(17,191,538)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $3,970 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	4,137,996	99,703,854	(99,731,492)	4,110,358

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$5,902	$4,110,358

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MFS Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Value Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

19

MFS Value Portfolio

RESULTS OF SHAREHOLDER MEETING (unaudited)

At a special meeting of shareholders of MFS Value Portfolio, which was held on December 1, 2011, the following actions were taken for which shareholders of all series of MFS Variable Insurance Trust II voted together as a single class with respect to Item 1 and shareholders of MFS Value Portfolio voted as a separate class with respect to Items 2 and 3:

Item 1: Election of ten Trustees as members of the Board of Trustees of the Trust effective January 1, 2012:

	Number of Shares
	For	Withheld Authority
Robert E. Butler	681,916,712.8686	46,472,894.9218
Maureen R. Goldfarb	682,835,794.8512	45,553,812.9392
David H. Gunning	681,500,267.3085	46,889,340.4819
William R. Gutow	681,050,223.5547	47,339,384.2357
Michael Hegarty	682,477,088.8584	45,912,518.9320
John P. Kavanaugh	683,794,425.4269	44,595,182.3635
Robert J. Manning	682,699,559.7374	45,690,048.0530
J. Dale Sherratt	681,362,743.0513	47,026,864.7391
Laurie J. Thomsen	683,408,094.0000	44,981,513.7904
Robert W. Uek	681,424,852.0247	46,964,755.7657

Item 2: To approve a new investment advisory agreement dated January 1, 2012, between the Trust, on behalf of MFS Value Portfolio, and MFS:

Number of Shares
For	Against	Withheld Authority
36,442,513.8909	778,952.4329	4,358,761.1233

Item 3: To approve revisions to and restatements of certain fundamental investment restrictions of MFS Value Portfolio January 1, 2012 as detailed below:

		Number of Shares
		For	Against	Withheld Authority
A.	Borrowing	34,922,420.3903	1,767,745.5565	4,890,061.5003
B.	Underwriting Securities	35,736,006.7001	996,157.1054	4,848,063.6416
C.	Issuance of Senior Securities	35,565,650.3803	1,282,511.7446	4,732,065.3222
D.	Lending of Money or Securities	35,045,502.0483	1,670,796.1109	4,863,929.2879
E.	Purchases or Sales of Real Estate; Interests in Oil, Gas or Mineral Leases; and Commodities	35,794,402.4846	1,032,861.8837	4,752,963.0788
F.	Industry Concentration	35,944,083.9743	920,348.5472	4,715,794.9256

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MFS Value Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

21

MFS Value Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

22

MFS Value Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Nevin Chitkara Steven Gorham

23

MFS Value Portfolio

At a special meeting of shareholders of the MFS Value Portfolio (hereinafter referred to as the “Fund” or the “Portfolio”), which was held on December 1, 2011, the shareholders approved a new investment advisory agreement based on the recommendation of the Board of Trustees. At its July, 2011 meeting, the Board of Trustees (i) approved, and recommended for shareholder approval, the new investment advisory agreement effective January 1, 2012, and (ii) the continuation of the existing investment advisory agreement effective September 1, 2011. The following includes a description of the factors that the Board of Trustees considered and the conclusions that formed the basis of their approval of both the new investment advisory agreement and the continuation of the prior investment advisory agreement.

BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the new investment advisory agreement (the “New Agreement”) between Massachusetts Financial Services Company (“MFS”) and MFS Variable Insurance Trust II (the “Trust”) on behalf of the Portfolio and, beginning on the second anniversary of the initial effective date of the New Agreement, annually approve the continuation of the New Agreement. The Trustees have considered matters bearing on the Portfolio and the then current advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in July 2011 to consider the initial approval of the New Agreement, and to recommend that shareholders approve the New Agreement. The independent Trustees were assisted in their evaluation of the New Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management. The independent Trustees were also assisted in this process by the Portfolio’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the initial approval of the New Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The New Agreement was considered separately for the series of the Trust (collectively, the “Portfolios”), although the Trustees also took into account the common interests of all Portfolios in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and/or shareholder services to be performed by MFS under the New Agreement and other arrangements with the Trust.

In connection with their initial review meeting, the Trustees received and relied upon materials that included, among other items: (i) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (ii) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” would be observed for the Portfolio under the New Agreement, and (iii) a comparison and summary of the differences in the provisions in the New Agreement compared to those in each of the then current investment advisory agreements for the Portfolios. In addition, in connection with the independent Trustees’ meetings in May and July, 2011 (the “contract review meetings”) for the purpose of considering whether to approve the continuation of the then current investment advisory agreements for the Portfolio, the independent Trustees received: (1) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Portfolio for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (2) information provided by Lipper on the Portfolio’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (3) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Portfolio, (4) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (5) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (6) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Portfolio. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the initial approval of the New Agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Portfolio, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Portfolio could reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that

24

MFS Value Portfolio

Board Approval of New Investment Advisory Agreement – continued

the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Because the portfolio management team managing the Portfolio’s investments under the then current investment advisory agreement will remain the same under the New Agreement for the Portfolio, the Trustees compared the Portfolio’s total return investment performance to the performance of its Lipper performance universe over various time periods, based on information provided by Lipper. The Trustees placed particular emphasis on the total return performance of the Portfolio’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods.

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 3rd quintile for the three-year period and in the 1st quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS’ explanation of steps taken to improve performance, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year. For Portfolios whose performance lagged their peer groups, they discussed the factors that contributed thereto and MFS’ efforts to improve such Portfolios’ performance. After reviewing this information, the Trustees concluded, within the context of their overall conclusions regarding the New Agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Portfolio’s advisory fee, the Trustees considered, among other information, the Portfolio’s advisory fee and the total expense ratio of the Portfolio’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Portfolio, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Portfolio is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate was approximately at the median and total expense ratio was above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio. The Trustees further noted that the New Agreement would reflect MFS’ agreement to reduce the advisory fee on average daily net assets over $1 billion on a permanent basis, and concluded that the breakpoint was sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered whether the Portfolio is likely to benefit from any economies of scale due to future asset growth. In this regard, the Trustees reviewed the adequacy of breakpoints and discussed with MFS any adjustments necessary for the shareholders’ benefit.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Portfolio and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Portfolio and other accounts and products for purposes of estimating profitability.

The Trustees noted that there would be no increase to the net advisory fee arrangement for the Portfolio under the New Agreement when compared to the Portfolio’s then current investment advisory agreement. After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Portfolio under the New Agreement represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Portfolio. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Trust by MFS and its affiliates under agreements and plans other than the New Agreement, including the 12b-1

25

MFS Value Portfolio

Board Approval of New Investment Advisory Agreement – continued

fees the Portfolio pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Portfolio’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Portfolio were satisfactory. The Trustees also considered the benefits to MFS from the use of the Portfolio’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the New Agreement should be approved for an initial two-year period, commencing upon its effective date, as set forth in the New Agreement.

BOARD APPROVAL OF CONTINUATION OF PRIOR INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and other investment companies that the Board oversees as a whole, and for MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than

26

MFS Value Portfolio

Board Approval of Continuation of Prior Investment Advisory Agreement – continued

others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five -year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 3rd quintile for the three-year period and in the 1st quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data (which takes into account any reductions or expense limitations) that the Fund’s effective advisory fee rate was approximately at the median and total expense ratio was above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

27

MFS Value Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates $37,155,000 as capital gain dividends paid during the fiscal year.

28

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

MFS® Core Equity Portfolio

MFS® Variable Insurance Trust II

ANNUAL REPORT

December 31, 2011

RGS-ANN

MFS® CORE EQUITY PORTFOLIO

The report is prepared for the general information of contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Core Equity Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Core Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Apple, Inc.	4.3%
Exxon Mobil Corp.	3.3%
Danaher Corp.	2.1%
JPMorgan Chase & Co.	2.1%
Chevron Corp.	2.0%
Google, Inc., “A”	1.9%
Philip Morris International, Inc.	1.7%
Pfizer, Inc.	1.7%
Target Corp.	1.6%
ACE Ltd.	1.5%

Equity sectors (i)
Technology	15.8%
Financial Services	15.4%
Health Care	12.1%
Energy	11.0%
Industrial Goods & Services	8.7%
Consumer Staples	8.0%
Retailing	7.2%
Utilities & Communications	7.0%
Leisure	4.8%
Basic Materials	3.5%
Special Products & Services	2.5%
Transportation	2.0%
Autos & Housing	1.3%

(i)	For purposes of this presentation, the components include the market value of securities and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS Core Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Core Equity Portfolio (the “fund”) provided a total return of –0.94%, while Service Class shares of the fund provided a total return of –1.25%. These compare with a return of 1.03% for the fund’s benchmark, the Russell 3000 Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

Stock selection in the health care sector was a major detractor from performance relative to the Russell 3000 Index. Within this sector, the fund’s ownership in shares of specialty pharmaceutical and medication delivery device supplier Hospira Inc. (h) hurt results as the company underperformed the benchmark. Hospira’s stock price plunged after reporting that a quality-improvement initiative led to production issues which negatively affected the firm’s operating margin.

Security selection in both the consumer staples and special products and services sectors also held back relative performance. In the consumer staples sector, the fund’s holdings of cosmetics and beauty supply company Avon Products (h) weighed on relative performance as the stock slumped over the reporting period. Shares of Avon came under pressure after posting disappointing results in the second quarter and over concerns of the company’s weak organic sales growth. There were no individual stocks in the special products and services sector that were among the fund’s top relative detractors for the period.

Other top relative detractors during the reporting period included the fund’s holdings of project management provider Fluor, global automaker General Motors, semiconductor company Advanced Micro Devices, diversified mining company Teck Resources (b), investment banking firm Goldman Sachs Group, and fiber optics manufacturer Finisar. The fund’s overweight positions in global financial services firm JPMorgan Chase and retail store operator Target also weighed on results.

Contributors to Performance

Security selection in the basic materials sector was a positive factor for performance relative to the benchmark. The fund’s ownership in shares of industrial, medical, and specialty gases distributor Airgas Inc. and containers manufacturer Graham Packaging (h) aided relative results as both stocks outperformed the benchmark. Shares of Graham Packaging soared on the announcement of the company’s sale to packaging and storage product company Reynolds Group Holdings that was completed in the third quarter of 2011.

3

MFS Core Equity Portfolio

Management Review – continued

Individual stocks in other sectors that benefited relative performance included computer and personal electronics maker Apple, railroad company Kansas City Southern, pharmaceutical and medical products maker Abbott Laboratories, fast-food giant McDonald’s, and global payments technology company Visa. Closing out of the fund’s position in poor-performing computer products and service provider Hewlett-Packard Co. (h) , and eliminating exposure to financial services firm Bank of America (h), also helped relative performance. Shares of Bank of America underperformed the benchmark as Europe’s mounting sovereign debt crisis put pressure on most financial companies.

Respectfully,

Joseph MacDougall

Portfolio Manager

Note to Contract Owners: Katrina Mead is no longer a co-manager of the fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Core Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/12/97	(0.94)%	0.56%	3.68%
Service Class	8/24/01	(1.25)%	0.29%	3.42%

Comparative benchmark
Russell 3000 Index (f)		1.03%	(0.01)%	3.51%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 3000 Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Core Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	0.87%	$1,000.00	$941.02	$4.26
	Hypothetical (h)	0.87%	$1,000.00	$1,020.82	$4.43
Service Class	Actual	1.12%	$1,000.00	$939.59	$5.48
	Hypothetical (h)	1.12%	$1,000.00	$1,019.56	$5.70

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Core Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.7%
Aerospace – 2.8%
Boeing Co.	5,200	$381,420
Honeywell International, Inc.	17,200	934,820
Lockheed Martin Corp.	5,760	465,984
Precision Castparts Corp.	3,750	617,962
Textron, Inc.	12,430	229,831
United Technologies Corp.	14,780	1,080,270

		$3,710,287

Apparel Manufacturers – 0.8%
NIKE, Inc., “B”	6,860	$661,098
VF Corp.	3,020	383,510

		$1,044,608

Automotive – 0.8%
Delphi Automotive PLC (a)	15,540	$334,732
General Motors Co. (a)	24,550	497,629
LKQ Corp. (a)	6,500	195,520

		$1,027,881

Biotechnology – 1.7%
Amgen, Inc.	10,360	$665,215
Anacor Pharmaceuticals, Inc. (a)	30,260	187,612
Gilead Sciences, Inc. (a)	35,360	1,447,285

		$2,300,112

Broadcasting – 1.5%
News Corp., “A”	48,380	$863,099
Viacom, Inc., “B”	25,990	1,180,206

		$2,043,305

Brokerage & Asset Managers – 1.2%
Affiliated Managers Group, Inc. (a)	2,680	$257,146
Blackrock, Inc.	1,743	310,672
CME Group, Inc.	1,540	375,252
Franklin Resources, Inc.	2,300	220,938
FXCM, Inc. “A”	22,060	215,085
GFI Group, Inc.	44,460	183,175

		$1,562,268

Business Services – 1.7%
Accenture PLC, “A”	9,350	$497,701
Automatic Data Processing, Inc.	12,630	682,146
FleetCor Technologies, Inc. (a)	26,480	790,958
Jones Lang LaSalle, Inc.	5,610	343,669

		$2,314,474

Cable TV – 1.2%
Comcast Corp., “Special A”	35,700	$841,092
DIRECTV, “A” (a)	11,480	490,885
Time Warner Cable, Inc.	4,290	272,715

		$1,604,692

Chemicals – 0.5%
Celanese Corp.	14,940	$661,394

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – 3.4%
Autodesk, Inc. (a)	24,610	$746,421
Check Point Software Technologies Ltd. (a)	14,220	747,119
Oracle Corp.	65,330	1,675,715
Red Hat, Inc. (a)	18,900	780,381
VeriSign, Inc.	17,240	615,813

		$4,565,449

Computer Software – Systems – 6.9%
Apple, Inc. (a)(s)	14,120	$5,718,600
EMC Corp. (a)	55,000	1,184,700
International Business Machines Corp.	10,440	1,919,707
NICE Systems Ltd., ADR (a)	11,380	392,041

		$9,215,048

Construction – 0.5%
Owens Corning (a)	16,130	$463,254
Stanley Black & Decker, Inc.	3,980	269,048

		$732,302

Consumer Products – 1.8%
Colgate-Palmolive Co.	15,160	$1,400,632
Procter & Gamble Co.	15,380	1,026,000

		$2,426,632

Consumer Services – 0.8%
DeVry, Inc.	8,920	$343,063
HomeAway, Inc. (a)	13,050	303,412
Priceline.com, Inc. (a)	990	463,033

		$1,109,508

Containers – 0.5%
Silgan Holdings, Inc.	18,340	$708,658

Electrical Equipment – 3.2%
AMETEK, Inc.	9,420	$396,582
Amphenol Corp., “A”	12,420	563,744
Danaher Corp.	58,670	2,759,837
Sensata Technologies Holding B.V. (a)	19,170	503,788

		$4,223,951

Electronics – 2.3%
Advanced Micro Devices, Inc. (a)	26,209	$141,529
Altera Corp.	16,950	628,845
ASML Holding N.V.	12,960	541,598
Hittite Microwave Corp. (a)	7,420	366,400
KLA-Tencor Corp.	4,610	222,433
Linear Technology Corp.	8,820	264,865
Microchip Technology, Inc.	23,560	863,003

		$3,028,673

Energy – Independent – 3.9%
Apache Corp.	6,600	$597,828
Arch Coal, Inc.	7,440	107,954
Cabot Oil & Gas Corp.	5,400	409,860

7

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Independent – continued
Canadian Natural Resources Ltd.	4,940	$184,992
CONSOL Energy, Inc.	3,040	111,568
Energy XXI (Bermuda) Ltd. (a)	8,472	270,087
EQT Corp.	4,960	271,758
Marathon Oil Corp.	11,300	330,751
Marathon Petroleum Corp.	5,655	188,255
Noble Energy, Inc.	6,610	623,918
Occidental Petroleum Corp.	13,420	1,257,454
Peabody Energy Corp.	3,270	108,270
Pioneer Natural Resources Co.	2,370	212,068
QEP Resources, Inc.	4,030	118,079
SM Energy Co.	4,442	324,710
Walter Energy, Inc.	1,510	91,446

		$5,208,998

Energy – Integrated – 5.3%
Chevron Corp.	24,520	$2,608,928
Exxon Mobil Corp. (s)	52,416	4,442,780

		$7,051,708

Engineering – Construction – 1.1%
Fluor Corp.	28,720	$1,443,180

Food & Beverages – 3.9%
Bunge Ltd.	11,550	$660,660
Coca-Cola Enterprises, Inc.	9,640	248,519
General Mills, Inc.	25,200	1,018,332
Kraft Foods, Inc., “A”	30,040	1,122,294
Mead Johnson Nutrition Co., “A”	9,180	630,941
PepsiCo, Inc. (s)	23,477	1,557,699

		$5,238,445

Food & Drug Stores – 1.1%
CVS Caremark Corp.	26,440	$1,078,223
Kroger Co.	13,880	336,174

		$1,414,397

Gaming & Lodging – 0.7%
Las Vegas Sands Corp. (a)	10,690	$456,784
Royal Caribbean Cruises Ltd.	20,140	498,868

		$955,652

General Merchandise – 2.3%
Kohl’s Corp.	19,090	$942,092
Target Corp.	42,430	2,173,265

		$3,115,357

Health Maintenance Organizations – 1.0%
Aetna, Inc.	23,180	$977,964
WellPoint, Inc.	5,040	333,900

		$1,311,864

Insurance – 3.6%
ACE Ltd.	28,050	$1,966,866
Aflac, Inc.	2,610	112,909
Aon Corp.	18,610	870,948
Chubb Corp.	8,680	600,830

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Insurance – continued
Hartford Financial Services Group, Inc.	14,360	$233,350
MetLife, Inc.	13,760	429,037
Prudential Financial, Inc.	7,880	394,946
Willis Group Holdings PLC	5,970	231,636

		$4,840,522

Internet – 2.2%
Google, Inc., “A” (a)	3,960	$2,557,764
QuinStreet, Inc. (a)	44,340	415,022

		$2,972,786

Leisure & Toys – 0.2%
Hasbro, Inc.	9,400	$299,766

Machinery & Tools – 1.4%
Cummins, Inc.	3,340	$293,987
Flowserve Corp.	4,690	465,811
Joy Global, Inc.	8,260	619,252
WABCO Holdings, Inc. (a)	11,470	497,798

		$1,876,848

Major Banks – 4.6%
Bank of New York Mellon Corp.	37,285	$742,344
Goldman Sachs Group, Inc.	10,820	978,453
JPMorgan Chase & Co. (s)	82,700	2,749,775
PNC Financial Services Group, Inc.	24,490	1,412,338
SunTrust Banks, Inc.	11,590	205,143

		$6,088,053

Medical & Health Technology & Services – 1.3%
AmerisourceBergen Corp.	11,450	$425,826
Cross Country Healthcare, Inc. (a)	83,100	461,205
Express Scripts, Inc. (a)	10,660	476,395
Henry Schein, Inc. (a)	3,070	197,800
Quest Diagnostics, Inc.	2,330	135,280

		$1,696,506

Medical Equipment – 2.8%
Covidien PLC	16,580	$746,266
Heartware International, Inc. (a)	4,270	294,630
Medtronic, Inc.	22,590	864,068
NxStage Medical, Inc. (a)	36,496	648,899
NxStage Medical, Inc. (a)	10,674	189,784
Sirona Dental Systems, Inc. (a)	3,770	166,031
St. Jude Medical, Inc.	12,970	444,871
Thermo Fisher Scientific, Inc. (a)	7,500	337,275

		$3,691,824

Metals & Mining – 0.6%
Cliffs Natural Resources, Inc.	6,840	$426,474
Teck Resources Ltd., “B”	11,259	396,869

		$823,343

Natural Gas – Distribution – 0.6%
AGL Resources, Inc.	12,090	$510,923
ONEOK, Inc.	3,600	312,084

		$823,007

8

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Natural Gas – Pipeline – 0.4%
Kinder Morgan, Inc.	17,970	$578,095

Network & Telecom – 1.0%
Acme Packet, Inc. (a)	8,990	$277,881
F5 Networks, Inc. (a)	3,740	396,889
Finisar Corp. (a)	16,820	281,651
Fortinet, Inc. (a)	17,490	381,457

		$1,337,878

Oil Services – 1.8%
Cameron International Corp. (a)	14,990	$737,358
Dresser-Rand Group, Inc. (a)	3,980	198,642
Halliburton Co.	9,700	334,747
Schlumberger Ltd.	14,170	967,953
Transocean, Inc.	4,860	186,575

		$2,425,275

Other Banks & Diversified Financials – 3.1%
American Express Co.	5,330	$251,416
BankUnited, Inc.	11,500	252,885
Brookline Bancorp, Inc.	30,110	254,128
CapitalSource, Inc.	64,010	428,867
EuroDekania Ltd. (a)(z)	100,530	252,783
Fifth Third Bancorp	44,250	562,860
Prosperity Bancshares, Inc.	6,210	250,573
Visa, Inc., “A”	12,960	1,315,829
Western Union Co.	15,150	276,639
Zions Bancorporation	17,670	287,668

		$4,133,648

Pharmaceuticals – 5.3%
Abbott Laboratories	32,640	$1,835,347
Johnson & Johnson	19,590	1,284,712
Merck & Co., Inc.	27,500	1,036,750
Pfizer, Inc.	102,102	2,209,487
Teva Pharmaceutical Industries Ltd., ADR	17,370	701,053

		$7,067,349

Pollution Control – 0.2%
Waste Connections, Inc.	8,140	$269,760

Precious Metals & Minerals – 0.4%
Goldcorp, Inc.	10,960	$484,980

Printing & Publishing – 0.4%
Moody’s Corp.	17,650	$594,452

Railroad & Shipping – 0.8%
Kansas City Southern Co. (a)	16,260	$1,105,843

Real Estate – 2.9%
BioMed Realty Trust, Inc., REIT	13,970	$252,578
Mid-America Apartment Communities, Inc., REIT	17,240	1,078,362
Public Storage, Inc., REIT	9,510	1,278,715
Tanger Factory Outlet Centers, Inc., REIT	43,990	1,289,787

		$3,899,442

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Restaurants – 0.8%
McDonald’s Corp.	10,930	$1,096,607

Specialty Chemicals – 1.5%
Airgas, Inc.	23,880	$1,864,550
Ferro Corp. (a)	28,860	141,125

		$2,005,675

Specialty Stores – 3.0%
Amazon.com, Inc. (a)	4,790	$829,149
Home Depot, Inc.	17,930	753,777
PetSmart, Inc.	17,560	900,652
Tiffany & Co.	5,770	382,320
Tractor Supply Co.	7,150	501,572
Urban Outfitters, Inc. (a)	23,760	654,826

		$4,022,296

Telecommunications – Wireless – 0.3%
SBA Communications Corp. (a)	8,790	$377,618

Telephone Services – 2.7%
American Tower Corp., “A” (a)	9,760	$585,697
AT&T, Inc.	53,730	1,624,795
CenturyLink, Inc.	10,528	391,641
Verizon Communications, Inc.	25,420	1,019,850

		$3,621,983

Tobacco – 2.3%
Lorillard, Inc.	7,200	$820,800
Philip Morris International, Inc.	28,630	2,246,882

		$3,067,682

Trucking – 1.2%
Atlas Air Worldwide Holdings, Inc. (a)	4,850	$186,385
Expeditors International of Washington, Inc.	23,160	948,634
Swift Transportation Co. (a)	58,110	478,826

		$1,613,845

Utilities – Electric Power – 2.4%
AES Corp. (a)	34,730	$411,203
American Electric Power Co., Inc.	18,070	746,472
Calpine Corp. (a)	25,350	413,965
CMS Energy Corp.	28,000	618,240
PG&E Corp.	10,750	443,115
Public Service Enterprise Group, Inc.	17,130	565,461

		$3,198,456

Total Common Stocks (Identified Cost, $126,425,620)		$132,032,382

CONVERTIBLE PREFERRED STOCKS – 0.6%
Utilities – Electric Power – 0.6%
PPL Corp., 8.75%	7,350	$407,925
PPL Corp., 9.5%	8,010	447,198

Total Convertible Preferred Stocks (Identified Cost, $780,978)		$855,123

9

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS – 0.6%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)	757,029	$757,029

Total Investments (Identified Cost, $127,963,627)		$133,644,534

Issuer/Expiration Date/ Strike Price	Number of Contracts	Value ($)

PUT OPTIONS WRITTEN – 0.0%
Computer Software – 0.0%
CommVault Systems, Inc. – January 2012 @ $36 (Premiums Received, $3,850)	(36)	$(1,260)

OTHER ASSETS, LESS LIABILITIES – 0.1%		68,685

Net Assets – 100.0%		$133,711,959

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions. At December 31, 2011, the value of securities pledged amounted to $546,415. At December 31, 2011, the fund had no short sales outstanding.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
EuroDekania Ltd.	3/08/07-6/25/07	$1,412,164	$252,783
% of Net assets			0.2%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

10

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $127,206,598)	$132,887,505
Underlying affiliated funds, at cost and value	757,029
Total investments, at value (identified cost, $127,963,627)	$133,644,534
Cash	37,600
Deposits with brokers	2,541
Receivables for
Investments sold	66,410
Interest and dividends	142,248
Other assets	4,182
Total assets		$133,897,515
Liabilities
Payables for
Investments purchased	$67,349
Fund shares reacquired	63,736
Written options outstanding, at value (premiums received, $3,850)	1,260
Payable to affiliates
Investment adviser	8,626
Distribution and/or service fees	768
Payable for Trustees’ compensation	259
Accrued expenses and other liabilities	43,558
Total liabilities		$185,556
Net assets		$133,711,959
Net assets consist of
Paid-in capital	$157,087,675
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	5,683,544
Accumulated net realized gain (loss) on investments and foreign currency transactions	(30,034,191)
Undistributed net investment income	974,931
Net assets		$133,711,959
Shares of beneficial interest outstanding		9,608,621

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$96,375,156	6,910,902	$13.95
Service Class	37,336,803	2,697,719	13.84

See Notes to Financial Statements

11

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Dividends	$2,310,667
Interest	8,257
Dividends from underlying affiliated funds	1,010
Foreign taxes withheld	(7,100)
Total investment income		$2,312,834
Expenses
Management fee	$1,071,142
Distribution and/or service fees	93,990
Administrative services fee	48,185
Trustees’ compensation	16,922
Custodian fee	27,450
Shareholder communications	11,682
Auditing fees	46,150
Legal fees	5,412
Dividend and interest expense on securities sold short	5,560
Miscellaneous	18,933
Total expenses		$1,345,426
Fees paid indirectly	(6)
Reduction of expenses by investment adviser	(9,966)
Net expenses		$1,335,454
Net investment income		$977,380
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$7,633,125
Written option transactions	444
Securities sold short	(533,254)
Foreign currency transactions	(1,414)
Net realized gain (loss) on investments and foreign currency transactions		$7,098,901
Change in unrealized appreciation (depreciation)
Investments	$(9,765,126)
Written options	2,590
Securities sold short	381,854
Translation of assets and liabilities in foreign currencies	10
Net unrealized gain (loss) on investments and foreign currency translation		$(9,380,672)
Net realized and unrealized gain (loss) on investments and foreign currency		$(2,281,771)
Change in net assets from operations		$(1,304,391)

See Notes to Financial Statements

12

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$977,380	$1,282,859
Net realized gain (loss) on investments and foreign currency transactions	7,098,901	11,131,795
Net unrealized gain (loss) on investments and foreign currency translation	(9,380,672)	10,012,685
Change in net assets from operations	$(1,304,391)	$22,427,339
Distributions declared to shareholders
From net investment income	$(1,287,609)	$(1,519,015)
Change in net assets from fund share transactions	$(11,636,008)	$(15,874,134)
Total change in net assets	$(14,228,008)	$5,034,190
Net assets
At beginning of period	147,939,967	142,905,777
At end of period (including undistributed net investment income of $974,931 and $1,281,435, respectively)	$133,711,959	$147,939,967

See Notes to Financial Statements

13

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.23	$12.27	$9.43	$16.52	$17.13
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.12	$0.13	$0.16	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(0.25)	1.98	2.89	(6.11)	1.41
Total from investment operations	$(0.14)	$2.10	$3.02	$(5.95)	$1.52
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.14)	$(0.18)	$(0.09)	$(0.09)
From net realized gain on investments	—	—	—	(1.05)	(2.04)
Total distributions declared to shareholders	$(0.14)	$(0.14)	$(0.18)	$(1.14)	$(2.13)
Net asset value, end of period (x)	$13.95	$14.23	$12.27	$9.43	$16.52
Total return (%) (k)(r)(s)(x)	(0.94)	17.22	32.74	(38.63)	8.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.90	0.89	0.88	0.86
Expenses after expense reductions (f)	0.87	0.86	0.85	0.85	N/A
Net investment income	0.75	0.98	1.28	1.22	0.65
Portfolio turnover	65	69	91	109	156
Net assets at end of period (000 omitted)	$96,375	$112,121	$109,322	$97,648	$212,063
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.87	0.85	0.85	N/A	N/A

See Notes to Financial Statements

14

MFS Core Equity Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.13	$12.19	$9.36	$16.42	$17.05
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.09	$0.10	$0.13	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(0.25)	1.97	2.88	(6.08)	1.39
Total from investment operations	$(0.18)	$2.06	$2.98	$(5.95)	$1.46
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.12)	$(0.15)	$(0.06)	$(0.05)
From net realized gain on investments	—	—	—	(1.05)	(2.04)
Total distributions declared to shareholders	$(0.11)	$(0.12)	$(0.15)	$(1.11)	$(2.09)
Net asset value, end of period (x)	$13.84	$14.13	$12.19	$9.36	$16.42
Total return (%) (k)(r)(s)(x)	(1.25)	16.95	32.44	(38.79)	8.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.15	1.14	1.13	1.11
Expenses after expense reductions (f)	1.12	1.11	1.10	1.10	N/A
Net investment income	0.51	0.73	1.02	1.00	0.41
Portfolio turnover	65	69	91	109	156
Net assets at end of period (000 omitted)	$37,337	$35,819	$33,583	$21,684	$34,932
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.12	1.10	1.10	N/A	N/A

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Core Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Core Equity Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

16

MFS Core Equity Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as written options. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$128,661,553	$189,784	$—	$128,851,337
Israel	1,840,213	—	—	1,840,213
Canada	1,066,842	—	—	1,066,842
United Kingdom	334,732	—	252,783	587,515
Netherlands	541,598	—	—	541,598
Mutual Funds	757,029	—	—	757,029
Total Investments	$133,201,967	$189,784	$252,783	$133,644,534

Other Financial Instruments
Written Options	$(1,260)	$—	$—	$(1,260)
For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/10	$154,875
Change in unrealized appreciation (depreciation)	97,908
Balance as of 12/31/11	$252,783

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at December 31, 2011 is $97,908.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options and purchased options. The fund’s period end derivatives, as presented in the Portfolio of Investments, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2011 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Liability Derivatives
Equity	Written Equity Options	$(1,260)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Investment Transactions (Purchased Options)	Written Options
Equity	$(33,182)	$444

17

MFS Core Equity Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Written Options
Equity	$2,590

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote put options on securities that it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability on the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Written Option Transactions

	Number of contracts	Premiums received
Outstanding, beginning of period	—	$—
Options written	312	25,772
Options closed	(37)	(3,665)
Options exercised	(176)	(9,508)
Options expired	(63)	(8,749)
Outstanding, end of period	36	$3,850

18

MFS Core Equity Portfolio

Notes to Financial Statements – continued

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2011, this expense amounted to $5,560. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At December 31, 2011, the fund had no short sales outstanding.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

19

MFS Core Equity Portfolio

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains)	$1,287,609	$1,519,015

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$128,072,899
Gross appreciation	15,206,064
Gross depreciation	(9,634,429)
Net unrealized appreciation (depreciation)	$5,571,635
Undistributed ordinary income	974,931
Capital loss carryforwards	(29,892,035)
Other temporary differences	(30,247)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/16	$(13,521,109)
12/31/17	(16,370,926)
Total	$(29,892,035)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$1,006,030	$1,210,524
Service Class	281,579	308,491
Total	$1,287,609	$1,519,015

20

MFS Core Equity Portfolio

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2013. For the year ended December 31, 2011, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses did not exceed 0.85% of average daily net assets for the Initial Class shares and 1.10% of average daily net assets for the Service Class shares. This written agreement terminated on April 30, 2011. For the period January 1, 2011 through April 30, 2011, this reduction amounted to $9,966 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2011, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0337% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,383 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

21

MFS Core Equity Portfolio

Notes to Financial Statements – continued

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $93,462,566 and $105,568,857, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	84,615	$1,181,327	120,904	$1,459,987
Service Class	634,165	8,900,700	344,200	4,323,006
	718,780	$10,082,027	465,104	$5,782,993
Shares issued to shareholders in reinvestment of distributions
Initial Class	75,471	$1,006,030	91,292	$1,210,524
Service Class	21,267	281,579	23,406	308,491
	96,738	$1,287,609	114,698	$1,519,015
Shares reacquired
Initial Class	(1,125,770)	$(16,146,864)	(1,244,574)	$(15,747,976)
Service Class	(492,675)	(6,858,780)	(587,843)	(7,428,166)
	(1,618,445)	$(23,005,644)	(1,832,417)	$(23,176,142)
Net change
Initial Class	(965,684)	$(13,959,507)	(1,032,378)	$(13,077,465)
Service Class	162,757	2,323,499	(220,237)	(2,796,669)
	(802,927)	$(11,636,008)	(1,252,615)	$(15,874,134)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $1,107 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	60	29,889,596	(29,132,627)	757,029

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,010	$757,029

22

MFS Core Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Core Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Core Equity Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Equity Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

23

MFS Core Equity Portfolio

RESULTS OF SHAREHOLDER MEETING (unaudited)

At a special meeting of shareholders of MFS Core Equity Portfolio, which was held on December 1, 2011, the following actions were taken for which shareholders of all series of MFS Variable Insurance Trust II voted together as a single class with respect to Item 1 and shareholders of MFS Core Equity Portfolio voted as a separate class with respect to Items 2 and 3:

Item 1: Election of ten Trustees as members of the Board of Trustees of the Trust effective January 1, 2012:

	Number of Shares
	For	Withheld Authority
Robert E. Butler	681,916,712.8686	46,472,894.9218
Maureen R. Goldfarb	682,835,794.8512	45,553,812.9392
David H. Gunning	681,500,267.3085	46,889,340.4819
William R. Gutow	681,050,223.5547	47,339,384.2357
Michael Hegarty	682,477,088.8584	45,912,518.9320
John P. Kavanaugh	683,794,425.4269	44,595,182.3635
Robert J. Manning	682,699,559.7374	45,690,048.0530
J. Dale Sherratt	681,362,743.0513	47,026,864.7391
Laurie J. Thomsen	683,408,094.0000	44,981,513.7904
Robert W. Uek	681,424,852.0247	46,964,755.7657

Item 2: To approve a new investment advisory agreement dated January 1, 2012, between the Trust, on behalf of MFS Core Equity Portfolio, and MFS:

Number of Shares
For	Against	Withheld Authority
8,472,577.1859	430,246.6490	895,315.8559

Item 3: To approve revisions to and restatements of certain fundamental investment restrictions of MFS Core Equity Portfolio effective January 1, 2012 as detailed below:

		Number of Shares
		For	Against	Withheld Authority
A.	Borrowing	8,207,143.6326	680,376.4168	910,619.6414
B.	Underwriting Securities	8,370,923.0478	551,199.3946	876,017.2484
C.	Issuance of Senior Securities	8,426,961.2088	514,444.3961	856,734.0859
D.	Lending of Money or Securities	8,199,088.9069	697,095.4712	901,955.3127
E.	Purchases or Sales of Real Estate; Interests in Oil, Gas or Mineral Leases; and Commodities	8,387,653.1910	556,174.6809	854,311.8189
F.	Industry Concentration	8,398,971.0720	504,389.3598	894,779.2590

24

MFS Core Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

25

MFS Core Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

26

MFS Core Equity Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Joseph MacDougall

27

MFS Core Equity Portfolio

At a special meeting of shareholders of the MFS Core Equity Portfolio (hereinafter referred to as the “Fund” or the “Portfolio”), which was held on December 1, 2011, the shareholders approved a new investment advisory agreement based on the recommendation of the Board of Trustees. At its July, 2011 meeting, the Board of Trustees (i) approved, and recommended for shareholder approval, the new investment advisory agreement effective January 1, 2012, and (ii) the continuation of the existing investment advisory agreement effective September 1, 2011. The following includes a description of the factors that the Board of Trustees considered and the conclusions that formed the basis of their approval of both the new investment advisory agreement and the continuation of the prior investment advisory agreement.

BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the new investment advisory agreement (the “New Agreement”) between Massachusetts Financial Services Company (“MFS”) and MFS Variable Insurance Trust II (the “Trust”) on behalf of the Portfolio and, beginning on the second anniversary of the initial effective date of the New Agreement, annually approve the continuation of the New Agreement. The Trustees have considered matters bearing on the Portfolio and the then current advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in July 2011 to consider the initial approval of the New Agreement, and to recommend that shareholders approve the New Agreement. The independent Trustees were assisted in their evaluation of the New Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management. The independent Trustees were also assisted in this process by the Portfolio’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the initial approval of the New Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The New Agreement was considered separately for the series of the Trust (collectively, the “Portfolios”), although the Trustees also took into account the common interests of all Portfolios in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and/or shareholder services to be performed by MFS under the New Agreement and other arrangements with the Trust.

In connection with their initial review meeting, the Trustees received and relied upon materials that included, among other items: (i) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (ii) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” would be observed for the Portfolio under the New Agreement, and (iii) a comparison and summary of the differences in the provisions in the New Agreement compared to those in each of the then current investment advisory agreements for the Portfolios. In addition, in connection with the independent Trustees’ meetings in May and July, 2011 (the “contract review meetings”) for the purpose of considering whether to approve the continuation of the then current investment advisory agreements for the Portfolio, the independent Trustees received: (1) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Portfolio for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (2) information provided by Lipper on the Portfolio’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (3) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Portfolio, (4) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (5) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (6) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Portfolio. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the initial approval of the New Agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Portfolio, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Portfolio could reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

28

MFS Core Equity Portfolio

Board Approval of New Investment Advisory Agreement – continued

Because the portfolio management team managing the Portfolio’s investments under the then current investment advisory agreement will remain the same under the New Agreement for the Portfolio, the Trustees compared the Portfolio’s total return investment performance to the performance of its Lipper performance universe over various time periods, based on information provided by Lipper. The Trustees placed particular emphasis on the total return performance of the Portfolio’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods.

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was also in the 2nd quintile for the three-year and the five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year. For Portfolios whose performance lagged their peer groups, they discussed the factors that contributed thereto and MFS’ efforts to improve such Portfolios’ performance. After reviewing this information, the Trustees concluded, within the context of their overall conclusions regarding the New Agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Portfolio’s advisory fee, the Trustees considered, among other information, the Portfolio’s advisory fee and the total expense ratio of the Portfolio’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Portfolio, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Portfolio is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. The Trustees further noted that the New Agreement would reflect MFS’ agreement to reduce the advisory fee on average daily net assets over $1 billion on a permanent basis. In addition, the Trustees accepted MFS’ offer to continue to reduce the advisory fee for the Portfolio on average daily net assets over $2.5 billion, and concluded that the breakpoints were sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered whether the Portfolio is likely to benefit from any economies of scale due to future asset growth. In this regard, the Trustees reviewed the adequacy of breakpoints and discussed with MFS any adjustments necessary for the shareholders’ benefit.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Portfolio and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Portfolio and other accounts and products for purposes of estimating profitability.

The Trustees noted that there would be no increase to the net advisory fee arrangement for the Portfolio under the New Agreement when compared to the Portfolio’s then current investment advisory agreement. After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Portfolio under the New Agreement represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Portfolio. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Trust by MFS and its affiliates under agreements and plans other than the New Agreement, including the 12b-1 fees the Portfolio pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Portfolio’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service

29

MFS Core Equity Portfolio

Board Approval of New Investment Advisory Agreement – continued

providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Portfolio were satisfactory. The Trustees also considered the benefits to MFS from the use of the Portfolio’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the New Agreement should be approved for an initial two-year period, commencing upon its effective date, as set forth in the New Agreement.

BOARD APPROVAL OF CONTINUATION OF PRIOR INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and other investment companies that the Board oversees as a whole, and for MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

30

MFS Core Equity Portfolio

Board Approval of Continuation of Prior Investment Advisory Agreement – continued

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five -year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 2nd quintile for the three-year and the five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data (which takes into account any reductions or expense limitations) that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. The Trustees accepted MFS’ offer to continue to reduce the advisory fee for the Portfolio on average daily net assets over $2.5 billion, and concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

31

MFS Core Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

32

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

33

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

34

MFS® Strategic Income Portfolio

MFS® Variable Insurance Trust II

ANNUAL REPORT

December 31, 2011

SIS-ANN

MFS® STRATEGIC INCOME PORTFOLIO

The report is prepared for the general information of contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Strategic Income Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

MFS Strategic Income Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	39.8%
High Yield Corporates	29.4%
Non-U.S. Government Bonds	14.8%
Emerging Markets Bonds	5.8%
Commercial Mortgage-Backed Securities	1.9%
U.S. Government Agencies	1.4%
Mortgage-Backed Securities	0.6%
Collateralized Debt Obligations	0.6%
Asset-Backed Securities	0.5%
Floating Rate Loans	0.1%

Composition including fixed income credit quality (a)(i)
AAA	7.7%
AA	9.3%
A	15.8%
BBB	27.7%
BB	12.4%
B	14.4%
CCC	5.0%
CC	0.1%
C	0.3%
D (o)	0.0%
Federal Agencies	1.9%
Not Rated	0.3%
Non-Fixed Income	0.6%
Cash & Other	4.5%

Portfolio facts (i)
Average Duration (d)	4.6
Average Effective Maturity (m)	7.3 yrs.

Issuer country weightings (i)(x)
United States	67.2%
Japan	4.4%
United Kingdom	3.2%
Canada	2.7%
France	2.5%
Germany	2.3%
Italy	2.1%
Netherlands	1.7%
Brazil	1.6%
Other Countries	12.3%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

MFS Strategic Income Portfolio

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s total net assets.

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

MFS Strategic Income Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Strategic Income Portfolio (the “fund”) provided a total return of 4.67%, while Service Class shares of the fund provided a total return of 4.31%. These compare with a return of 4.98% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond Index. The fund’s other benchmark, the MFS Strategic Income Blended Index (“Blended Index”), generated a return of 6.54%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

Credit quality, primarily the fund’s greater exposure to “BBB” rated (r) securities, was a primary detractor from performance relative to the Blended Index as these credit quality sectors underperformed higher-rated securities over the reporting period.

Yield curve (y) positioning, particularly the fund’s lesser exposure to shifts at the long end of the yield curve (centered around maturities of 10 years or more), was another detractor from the fund’s relative results as the yield curve flattened over the reporting period.

A greater relative exposure to the financial and banking sectors hindered relative performance. These market segments underperformed the Blended Index as Europe’s mounting sovereign debt crisis put pressure on most financial companies.

Contributors to Performance

Relative to the Blended Index, the fund’s avoidance of Turkish bonds, and a lesser exposure to Russian bonds, were key drivers of positive performance. A greater exposure to corporate bonds in the industrial sector also benefited relative returns as this market segment turned in strong performance over the reporting period.

Security selection was another positive factor for relative results. Individual securities that were among the fund’s top relative contributors included the debt of Anthracite CDO (h), drugstore chain CVS Caremark, energy infrastructure operator Kinder Morgan Energy Partners, enterprise software products maker Oracle, and television network operator NBCUniversal Media.

Respectfully,

William Adams	James Calmas	David Cole	Robert Persons
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Matthew Ryan	Erik Weisman
Portfolio Manager	Portfolio Manager

Note to Contract Owners: Effective May 1, 2011, William Adams and David Cole replaced John Addeo as co-managers of the fund.

MFS Strategic Income Portfolio

Management Review – continued

(h)	Security was not held in the fund at period end.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Strategic Income Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/06/98	4.67%	5.81%	6.58%
Service Class	8/24/01	4.31%	5.53%	6.30%

Comparative benchmarks
Barclays Capital U.S. High-Yield Corporate Bond Index (f)		4.98%	7.54%	8.85%
MFS Strategic Income Blended Index (f)(x)		6.54%	7.13%	7.75%
Barclays Capital U.S. Credit Bond Index (f)		8.35%	6.80%	6.35%
Barclays Capital U.S. Government/Mortgage Bond Index (f)		7.74%	6.56%	5.64%
Citigroup World Government Bond Non-Dollar Hedged Index (f)		4.06%	4.34%	4.43%
Citigroup World Government Bond Non-Dollar Index (f)		5.17%	7.23%	8.36%
JPMorgan Emerging Markets Bond Index Global (f)		8.46%	8.08%	11.04%

(f)	Source: FactSet Research Systems Inc.

(x)	MFS Strategic Income Blended Index is at a point in time and allocations during the period can change. As of December 31, 2011 the blended index was comprised of 10% Barclays Capital U.S. Credit Bond Index, 33% Barclays Capital U.S. High-Yield Corporate Bond Index, 14% JPMorgan Emerging Markets Bond Index Global, 8.5% Citigroup World Government Bond Non-Dollar Hedged Index, 8.5% Citigroup World Government Bond Non-Dollar Index, and 26% Barclays Capital U.S. Government/Mortgage Bond Index.

Benchmark Definitions

Barclays Capital U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Barclays Capital U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

MFS Strategic Income Portfolio

Performance Summary – continued

Barclays Capital U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

Citigroup World Government Bond Non-Dollar Hedged Index – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

Citigroup World Government Bond Non-Dollar Index – a market capitalization-weighted index that is designed to represent the performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Strategic Income Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	0.90%	$1,000.00	$1,009.87	$4.56
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
Service Class	Actual	1.15%	$1,000.00	$1,007.13	$5.82
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

MFS Strategic Income Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 92.7%
Aerospace – 0.6%
BE Aerospace, Inc., 8.5%, 2018	$45,000	$49,239
Bombardier, Inc., 7.5%, 2018 (n)	85,000	90,950
Bombardier, Inc., 7.75%, 2020 (n)	25,000	27,250
CPI International, Inc., 8%, 2018	55,000	45,788
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015	65,000	12,025
Huntington Ingalls Industries, Inc., 7.125%, 2021 (n)	95,000	93,100

		$318,352

Airlines – 0.3%
Continental Airlines, Inc., FRN, 0.878%, 2013	$151,785	$142,632

Apparel Manufacturers – 0.2%
Hanesbrands, Inc., 8%, 2016	$30,000	$32,625
Hanesbrands, Inc., 6.375%, 2020	30,000	30,450
Phillips-Van Heusen Corp., 7.375%, 2020	55,000	59,675

		$122,750

Asset-Backed & Securitized – 3.0%
ARCap REIT, Inc., CDO, “H”, FRN, 6.013%, 2045 (a)(d)(z)	$34,474	$2
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.893%, 2040 (z)	173,670	98,956
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (n)	149,720	148,522
Chase Commercial Mortgage Securities Corp., 6.6%, 2029 (z)	67,834	69,276
Crest Ltd., “A1” CDO, FRN, 1.053%, 2018 (z)	123,908	105,322
Crest Ltd., CDO, 7%, 2040 (a)(p)	299,620	14,981
Deutsche Mortgage & Asset Receiving Corp., FRN, 7.5%, 2031	11,775	11,766
Falcon Franchise Loan LLC, FRN, 4.696%, 2023 (i)(z)	194,793	11,707
Falcon Franchise Loan LLC, FRN, 4.806%, 2025 (i)(z)	271,088	34,509
First Union-Lehman Brothers Bank of America, FRN, 0.443%, 2035 (i)	1,883,077	27,630
First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)	10,854	10,970
GMAC LLC, FRN, 6.02%, 2033 (z)	150,669	154,707
Hertz Global Holdings, Inc., 4.26%, 2014 (n)	150,000	153,552
Morgan Stanley Capital I, Inc., FRN, 1.383%, 2039 (i)(z)	1,375,372	28,360
Prudential Securities Secured Financing Corp., FRN, 7.289%, 2013 (z)	411,000	377,680
Salomon Brothers Mortgage Securities, Inc., FRN, 7.161%, 2032 (z)	210,129	215,941

		$1,463,881

Automotive – 2.0%
Accuride Corp., 9.5%, 2018	$100,000	$96,500
Allison Transmission, Inc., 7.125%, 2019 (n)	75,000	73,500
Ford Motor Co., 7.45%, 2031	55,000	66,000

Issuer	Shares/Par	Value ($)

BONDS – continued
Automotive – continued
Ford Motor Credit Co. LLC, 12%, 2015	$230,000	$281,748
General Motors Financial Co., Inc., 6.75%, 2018 (n)	80,000	81,600
Harley-Davidson Financial Services, 3.875%, 2016 (n)	190,000	196,823
Lear Corp., 8.125%, 2020	35,000	38,500
RCI Banque S.A., 4.6%, 2016 (n)	140,000	133,264

		$967,935

Banks & Diversified Financials (Covered Bonds) – 0.5%
Bank of Nova Scotia, 1.45%, 2013 (n)	$240,000	$242,778

Basic Industry – 0.1%
Trimas Corp., 9.75%, 2017	$55,000	$59,675

Broadcasting – 2.3%
Allbritton Communications Co., 8%, 2018	$45,000	$44,663
AMC Networks, Inc., 7.75%, 2021 (n)	34,000	36,975
CBS Corp., 5.75%, 2020	40,000	44,971
Clear Channel Communications, Inc., 9%, 2021	49,000	41,283
EH Holding Corp., 7.625%, 2021 (n)	30,000	31,500
Gray Television, Inc., 10.5%, 2015	15,000	14,175
Intelsat Bermuda Ltd., 11.25%, 2017	85,000	82,238
Intelsat Jackson Holdings Ltd., 9.5%, 2016	120,000	125,400
Intelsat Jackson Holdings Ltd., 11.25%, 2016	25,000	26,266
LBI Media, Inc., 8.5%, 2017 (z)	55,000	30,319
Liberty Media Corp., 8.5%, 2029	45,000	43,650
Local TV Finance LLC, 9.25%, 2015 (p)(z)	76,186	72,758
NBCUniversal Media LLC, 5.95%, 2041	161,000	189,242
Newport Television LLC, 13%, 2017 (n)(p)	24,956	21,225
Nexstar Broadcasting Group, Inc., 8.875%, 2017	20,000	20,500
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)	25,000	27,250
Sinclair Broadcast Group, Inc., 8.375%, 2018	5,000	5,163
SIRIUS XM Radio, Inc., 13%, 2013 (n)	30,000	34,050
SIRIUS XM Radio, Inc., 8.75%, 2015 (n)	30,000	32,850
SIRIUS XM Radio, Inc., 7.625%, 2018 (n)	75,000	78,750
Univision Communications, Inc., 6.875%, 2019 (n)	70,000	67,550
Univision Communications, Inc., 7.875%, 2020 (n)	20,000	20,300
Univision Communications, Inc., 8.5%, 2021 (n)	35,000	31,850

		$1,122,928

Brokerage & Asset Managers – 0.8%
E*TRADE Financial Corp., 7.875%, 2015	$40,000	$40,200
E*TRADE Financial Corp., 12.5%, 2017	25,000	28,250
TD AMERITRADE Holding Corp., 5.6%, 2019	310,000	335,187

		$403,637

Building – 0.6%
Associated Materials LLC, 9.125%, 2017	$15,000	$13,088
Building Materials Holding Corp., 6.875%, 2018 (n)	20,000	21,000

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Building – continued
Building Materials Holding Corp., 7%, 2020 (n)		$20,000	$21,500
Building Materials Holding Corp., 6.75%, 2021 (n)		20,000	21,000
CRH PLC, 8.125%, 2018		120,000	136,922
Nortek, Inc., 10%, 2018 (n)		10,000	9,475
Nortek, Inc., 8.5%, 2021 (n)		80,000	67,600
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 8.625%, 2017 (n)		5,000	5,100

			$295,685

Business Services – 0.5%
Ceridian Corp., 12.25%, 2015 (p)		$25,000	$19,375
iGate Corp., 9%, 2016 (n)		45,000	46,463
Interactive Data Corp., 10.25%, 2018		50,000	54,750
Iron Mountain, Inc., 8.375%, 2021		60,000	63,900
SunGard Data Systems, Inc., 10.25%, 2015		36,000	37,305
SunGard Data Systems, Inc., 7.375%, 2018		20,000	20,475

			$242,268

Cable TV – 2.8%
Bresnan Broadband Holdings LLC, 8%, 2018 (n)		$10,000	$10,400
Cablevision Systems Corp., 8.625%, 2017		35,000	38,763
CCH II LLC, 13.5%, 2016		55,000	63,525
CCO Holdings LLC, 7.875%, 2018		85,000	90,631
CCO Holdings LLC, 8.125%, 2020		55,000	60,225
Cequel Communications Holdings, 8.625%, 2017 (n)		25,000	26,500
CSC Holdings LLC, 8.5%, 2014		35,000	38,719
DIRECTV Holdings LLC, 5.875%, 2019		70,000	78,793
DISH DBS Corp., 6.75%, 2021		20,000	21,550
EchoStar Corp., 7.125%, 2016		30,000	32,325
Insight Communications Co., Inc., 9.375%, 2018 (n)		40,000	45,700
Mediacom LLC, 9.125%, 2019		45,000	47,756
Myriad International Holdings B.V., 6.375%, 2017 (n)		128,000	136,320
TCI Communications, Inc., 9.8%, 2012		245,000	246,624
Time Warner Cable, Inc., 8.25%, 2019		190,000	238,642
Videotron LTEE, 6.875%, 2014		21,000	21,053
Virgin Media Finance PLC, 8.375%, 2019		100,000	109,750
Ziggo Bond Co. B.V., 8%, 2018 (n)	EUR	50,000	65,360

			$1,372,636

Chemicals – 1.9%
Celanese U.S. Holdings LLC, 6.625%, 2018		$85,000	$90,313
Dow Chemical Co., 8.55%, 2019		260,000	340,165
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2018		70,000	65,625
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 9%, 2020		10,000	8,250
Huntsman International LLC, 8.625%, 2021		80,000	84,800
Lyondell Chemical Co., 11%, 2018		71,549	78,167
Momentive Performance Materials, Inc., 12.5%, 2014		65,000	68,900

Issuer	Shares/Par	Value ($)

BONDS – continued
Chemicals – continued
Momentive Performance Materials, Inc., 11.5%, 2016	$49,000	$36,505
Nalco Co., 8.25%, 2017	10,000	11,350
Polypore International, Inc., 7.5%, 2017	50,000	51,750
Sociedad Quimica y Minera de Chile S.A., 5.5%, 2020 (n)	100,000	106,975

		$942,800

Computer Software – 0.5%
Lawson Software, Inc., 11.5%, 2018 (n)	$55,000	$53,350
Oracle Corp., 5.375%, 2040	103,000	125,483
Syniverse Holdings, Inc., 9.125%, 2019	45,000	47,475

		$226,308

Computer Software – Systems – 0.3%
CDW LLC/CDW Finance Corp., 12.535%, 2017	$15,000	$15,075
CDW LLC/CDW Finance Corp., 8.5%, 2019	65,000	65,488
DuPont Fabros Technology, Inc., REIT, 8.5%, 2017	45,000	48,150
Eagle Parent, Inc., 8.625%, 2019 (n)	20,000	19,100

		$147,813

Conglomerates – 0.5%
Amsted Industries, Inc., 8.125%, 2018 (n)	$75,000	$79,500
Dynacast International LLC, 9.25%, 2019 (z)	35,000	32,900
Griffon Corp., 7.125%, 2018	70,000	69,300
Tomkins LLC/Tomkins, Inc., 9%, 2018	76,000	84,265

		$265,965

Consumer Products – 0.7%
Easton-Bell Sports, Inc., 9.75%, 2016	$45,000	$49,050
Elizabeth Arden, Inc., 7.375%, 2021	50,000	52,000
Libbey Glass, Inc., 10%, 2015	41,000	43,870
Mattel, Inc., 5.45%, 2041	83,000	84,044
Visant Corp., 10%, 2017	35,000	32,025
Whirlpool Corp., 8%, 2012	91,000	93,031

		$354,020

Consumer Services – 0.4%
Realogy Corp., 11.5%, 2017	$50,000	$39,000
Service Corp. International, 7%, 2017	135,000	146,475
Service Corp. International, 7%, 2019	10,000	10,525

		$196,000

Containers – 0.4%
Graham Packaging Co. LP/GPC Capital Corp., 9.875%, 2014	$35,000	$35,569
Greif, Inc., 6.75%, 2017	125,000	130,625
Packaging Dynamics Corp., 8.75%, 2016 (z)	20,000	20,000
Sealed Air Corp., 8.125%, 2019 (n)	5,000	5,475
Sealed Air Corp., 8.375%, 2021 (n)	5,000	5,525

		$197,194

Defense Electronics – 0.7%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$212,000	$227,945
BAE Systems Holdings, Inc., 6.375%, 2019 (n)	60,000	67,126

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Defense Electronics – continued
ManTech International Corp., 7.25%, 2018	$45,000	$45,844

		$340,915

Electrical Equipment – 0.0%
Avaya, Inc., 9.75%, 2015	$25,000	$22,500

Electronics – 0.3%
Freescale Semiconductor, Inc., 9.25%, 2018 (n)	$50,000	$53,438
Freescale Semiconductor, Inc., 8.05%, 2020	30,000	28,200
Sensata Technologies B.V., 6.5%, 2019 (n)	90,000	88,875

		$170,513

Emerging Market Quasi-Sovereign – 2.4%
Banco do Brasil S.A., 5.875%, 2022 (n)	$277,000	$277,277
IIRSA Norte Finance Ltd., 8.75%, 2024	124,092	142,246
Petrobras International Finance Co., 7.875%, 2019	117,000	139,663
Petrobras International Finance Co., 6.75%, 2041	73,000	83,887
Petroleos Mexicanos, 5.5%, 2021	116,000	125,860
Petroleos Mexicanos, 6.5%, 2041	10,000	11,250
Petroleos Mexicanos, 6.5%, 2041 (n)	49,000	55,125
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	193,950	207,527
VEB Finance Ltd., 6.902%, 2020 (n)	132,000	135,300

		$1,178,135

Emerging Market Sovereign – 0.6%
Republic of Argentina, FRN, 0.438%, 2012	$37,863	$36,944
Republic of Philippines, 6.375%, 2034	100,000	119,375
Republic of Poland, 5%, 2022	13,000	13,065
Republic of South Africa, 5.5%, 2020	113,000	126,560
United Mexican States, 5.95%, 2019	6,000	7,131

		$303,075

Energy – Independent – 3.4%
Anadarko Petroleum Corp., 5.95%, 2016	$160,000	$181,368
ATP Oil & Gas Corp., 11.875%, 2015	30,000	19,725
Bill Barrett Corp., 9.875%, 2016	45,000	49,500
Bill Barrett Corp., 7.625%, 2019	10,000	10,450
BreitBurn Energy Partners LP, 8.625%, 2020	25,000	26,156
Carrizo Oil & Gas, Inc., 8.625%, 2018	25,000	25,250
Carrizo Oil & Gas, Inc., 8.625%, 2018 (n)	5,000	5,025
Chaparral Energy, Inc., 8.875%, 2017	80,000	82,800
Chesapeake Energy Corp., 6.875%, 2020	25,000	26,750
Concho Resources, Inc., 8.625%, 2017	35,000	38,238
Concho Resources, Inc., 6.5%, 2022	60,000	62,700
Connacher Oil & Gas Ltd., 8.5%, 2019 (n)	25,000	22,625
Continental Resources, Inc., 8.25%, 2019	45,000	49,500
Denbury Resources, Inc., 8.25%, 2020	65,000	72,638
Energy XXI Gulf Coast, Inc., 9.25%, 2017	80,000	86,800
EXCO Resources, Inc., 7.5%, 2018	70,000	66,150
Harvest Operations Corp., 6.875%, 2017 (n)	80,000	82,800
Hilcorp Energy I/Hilcorp Finance Co., 8%, 2020 (n)	20,000	21,400
Laredo Petroleum, Inc., 9.5%, 2019 (n)	30,000	31,800
LINN Energy LLC, 6.5%, 2019 (n)	15,000	14,888

Issuer	Shares/Par	Value ($)

BONDS – continued
Energy – Independent – continued
LINN Energy LLC, 8.625%, 2020	$30,000	$32,550
LINN Energy LLC, 7.75%, 2021	37,000	38,480
Newfield Exploration Co., 6.625%, 2014	60,000	60,675
Newfield Exploration Co., 6.625%, 2016	25,000	25,750
Newfield Exploration Co., 6.875%, 2020	35,000	37,450
Pioneer Natural Resources Co., 7.5%, 2020	95,000	111,420
QEP Resources, Inc., 6.875%, 2021	95,000	102,363
Quicksilver Resources, Inc., 9.125%, 2019	25,000	26,500
Range Resources Corp., 8%, 2019	35,000	39,025
SandRidge Energy, Inc., 8%, 2018 (n)	85,000	85,850
SM Energy Co., 6.5%, 2021 (n)	45,000	46,350
Swift Energy Co., 7.875%, 2022 (n)	20,000	19,750
Talisman Energy, Inc., 7.75%, 2019	20,000	24,661
Whiting Petroleum Corp., 6.5%, 2018	30,000	31,350

		$1,658,737

Energy – Integrated – 1.3%
BP Capital Markets PLC, 4.5%, 2020	$46,000	$50,663
BP Capital Markets PLC, 4.742%, 2021	130,000	147,245
Cenovus Energy, Inc., 4.5%, 2014	60,000	64,637
Hess Corp., 8.125%, 2019	60,000	77,020
Pacific Rubiales Energy Corp., 7.25%, 2021 (z)	115,000	115,575
Petro-Canada Financial Partnership, 5%, 2014	170,000	183,718

		$638,858

Engineering – Construction – 0.1%
B-Corp. Merger Sub, Inc., 8.25%, 2019 (n)	$40,000	$37,600

Entertainment – 0.7%
AMC Entertainment, Inc., 8.75%, 2019	$90,000	$93,150
AMC Entertainment, Inc., 9.75%, 2020	35,000	33,250
Cinemark USA, Inc., 8.625%, 2019	75,000	81,563
Viacom, Inc., 3.875%, 2021	120,000	122,504

		$330,467

Financial Institutions – 1.8%
CIT Group, Inc., 5.25%, 2014 (n)	$70,000	$69,738
CIT Group, Inc., 7%, 2017	215,000	215,000
CIT Group, Inc., 6.625%, 2018 (n)	53,000	54,855
General Electric Capital Corp., 6%, 2019	50,000	57,431
General Electric Capital Corp., 5.5%, 2020	110,000	121,032
GMAC, Inc., 8%, 2031	10,000	9,650
International Lease Finance Corp., 8.75%, 2017	70,000	72,100
International Lease Finance Corp., 7.125%, 2018 (n)	69,000	71,415
Nationstar Mortgage LLC, 10.875%, 2015	85,000	84,150
SLM Corp., 8.45%, 2018	25,000	25,750
SLM Corp., 8%, 2020	90,000	90,900

		$872,021

Food & Beverages – 1.9%
Anheuser-Busch InBev S.A., 7.75%, 2019	$220,000	$284,935
ARAMARK Corp., 8.5%, 2015	50,000	51,250
B&G Foods, Inc., 7.625%, 2018	80,000	85,000
Corp Lindley S.A., 6.75%, 2021 (n)	3,000	3,060
Kraft Foods, Inc., 6.125%, 2018	170,000	200,590

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Food & Beverages – continued
Pinnacle Foods Finance LLC, 9.25%, 2015	$65,000	$66,706
Pinnacle Foods Finance LLC, 10.625%, 2017	20,000	21,000
Pinnacle Foods Finance LLC, 8.25%, 2017	15,000	15,600
TreeHouse Foods, Inc., 7.75%, 2018	45,000	48,713
Tyson Foods, Inc., 6.85%, 2016	120,000	131,700

		$908,554

Food & Drug Stores – 0.4%
CVS Caremark Corp., 5.75%, 2041	$180,000	$214,332

Forest & Paper Products – 0.8%
Boise, Inc., 8%, 2020	$45,000	$47,588
Cascades, Inc., 7.75%, 2017	35,000	34,650
Georgia-Pacific Corp., 8%, 2024	40,000	51,284
Graphic Packaging Holding Co., 7.875%, 2018	30,000	31,950
Inversiones CMPC S.A., 4.75%, 2018 (n)	136,000	141,884
Votorantim Participacoes S.A., 6.75%, 2021 (n)	100,000	105,750

		$413,106

Gaming & Lodging – 2.2%
Boyd Gaming Corp., 7.125%, 2016	$60,000	$51,900
FelCor Lodging LP, REIT, 6.75%, 2019	15,000	14,400
Firekeepers Development Authority, 13.875%, 2015 (n)	65,000	73,775
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (a)(d)(n)	95,000	59
GWR Operating Partnership LLP, 10.875%, 2017	25,000	27,188
Harrah’s Operating Co., Inc., 11.25%, 2017	100,000	106,125
Harrah’s Operating Co., Inc., 10%, 2018	4,000	2,600
Harrah’s Operating Co., Inc., 10%, 2018	32,000	21,920
Host Hotels & Resorts, Inc., 6.75%, 2016	45,000	46,238
Marriott International, Inc., 5.625%, 2013	120,000	125,103
MGM Mirage, 10.375%, 2014	5,000	5,713
MGM Mirage, 6.625%, 2015	20,000	19,000
MGM Mirage, 7.5%, 2016	10,000	9,575
MGM Resorts International, 11.375%, 2018	55,000	60,500
MGM Resorts International, 9%, 2020	45,000	49,838
Penn National Gaming, Inc., 8.75%, 2019	75,000	81,563
Seven Seas Cruises S. de R.L., 9.125%, 2019 (n)	35,000	35,788
Wyndham Worldwide Corp., 6%, 2016	90,000	97,056
Wyndham Worldwide Corp., 5.75%, 2018	140,000	148,207
Wyndham Worldwide Corp., 7.375%, 2020	50,000	57,069
Wynn Las Vegas LLC, 7.75%, 2020	60,000	66,600

		$1,100,217

Health Maintenance Organizations – 0.1%
AMERIGROUP Corp., 7.5%, 2019	$40,000	$41,200

Industrial – 0.2%
Altra Holdings, Inc., 8.125%, 2016	$35,000	$37,188
Mueller Water Products, Inc., 8.75%, 2020	42,000	45,623

		$82,811

Issuer	Shares/Par		Value ($)

BONDS – continued
Insurance – 2.2%
Allianz AG, 5.5% to 2014, FRN to 2049	EUR	248,000	$284,897
American International Group, Inc., 8.175% to 2038, FRN to 2068		$40,000	35,600
Metropolitan Life Global Funding I, 2.875%, 2012 (n)		160,000	162,092
Metropolitan Life Global Funding I, 5.125%, 2014 (n)		80,000	86,138
Principal Financial Group, Inc., 8.875%, 2019		130,000	161,856
Prudential Financial, Inc., 6.2%, 2015		130,000	142,058
Unum Group, 7.125%, 2016		160,000	182,577

			$1,055,218

Insurance – Property & Casualty – 2.5%
Aon Corp., 3.5%, 2015		$140,000	$143,662
AXIS Capital Holdings Ltd., 5.75%, 2014		205,000	215,543
AXIS Capital Holdings Ltd., 5.875%, 2020		50,000	51,405
CNA Financial Corp., 5.875%, 2020		160,000	164,360
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2088 (n)		70,000	87,850
PartnerRe Ltd., 5.5%, 2020		107,000	107,904
QBE Capital Funding III Ltd., FRN, 7.25%, 2041 (n)		200,000	176,108
Travelers Cos., Inc., 3.9%, 2020		220,000	234,313
USI Holdings Corp., 9.75%, 2015 (z)		40,000	38,300

			$1,219,445

International Market Quasi-Sovereign – 2.6%
Bank of Ireland, 2.75%, 2012 (n)		$130,000	$128,870
EDF Energies Nouvelles S.A., 6.5%, 2019 (n)		230,000	260,182
ING Bank N.V., 3.9%, 2014 (n)		190,000	200,452
Irish Life & Permanent PLC, 3.6%, 2013 (e)(n)		400,000	349,830
Swedbank AB, 2.8%, 2012 (n)		100,000	100,236
Vestjysk Bank A/S, FRN, 1.109%, 2013 (n)		130,000	130,589
Westpac Banking Corp., 3.45%, 2014 (n)		100,000	106,083

			$1,276,242

International Market Sovereign – 11.7%
Federal Republic of Germany, 3.75%, 2015	EUR	258,000	$367,308
Federal Republic of Germany, 4.25%, 2018	EUR	105,000	161,544
Federal Republic of Germany, 6.25%, 2030	EUR	129,000	256,732
Government of Canada, 4.5%, 2015	CAD	86,000	93,973
Government of Canada, 4.25%, 2018	CAD	45,000	51,546
Government of Canada, 5.75%, 2033	CAD	17,000	25,656
Government of Japan, 1.3%, 2014	JPY	41,700,000	559,282
Government of Japan, 1.7%, 2017	JPY	59,450,000	824,868
Government of Japan, 2.2%, 2027	JPY	19,100,000	271,091
Government of Japan, 2.4%, 2037	JPY	20,100,000	290,979
Kingdom of Belgium, 5.5%, 2017	EUR	113,000	160,094
Kingdom of Spain, 4.6%, 2019	EUR	162,000	208,893
Kingdom of the Netherlands, 3.75%, 2014	EUR	286,000	399,879

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
International Market Sovereign – continued
Kingdom of the Netherlands, 5.5%, 2028	EUR	36,000	$64,377
Republic of Austria, 4.65%, 2018	EUR	139,000	201,399
Republic of France, 6%, 2025	EUR	111,000	182,910
Republic of France, 4.75%, 2035	EUR	149,000	224,913
Republic of Italy, 4.75%, 2013	EUR	284,000	365,454
Republic of Italy, 5.25%, 2017	EUR	379,000	468,776
United Kingdom Treasury, 8%, 2015	GBP	136,000	271,548
United Kingdom Treasury, 8%, 2021	GBP	51,000	121,390
United Kingdom Treasury, 4.25%, 2036	GBP	72,000	137,209

			$5,709,821

Local Authorities – 0.7%
Louisiana Gas & Fuels Tax Rev. (Build America Bonds), FRN, 3%, 2043		$160,000	$161,866
Province of Ontario, 5.45%, 2016		145,000	168,372

			$330,238

Machinery & Tools – 1.0%
Atlas Copco AB, 5.6%, 2017 (n)		$214,000	$242,166
Case Corp., 7.25%, 2016		25,000	26,813
Case New Holland, Inc., 7.875%, 2017		130,000	146,900
CNH Capital LLC, 6.25%, 2016 (n)		10,000	10,300
Rental Service Corp., 9.5%, 2014		10,000	10,275
RSC Equipment Rental, Inc., 8.25%, 2021		55,000	55,688

			$492,142

Major Banks – 5.2%
Bank of America Corp., 7.375%, 2014		$65,000	$67,396
Bank of America Corp., 6.5%, 2016		325,000	327,298
Barclays Bank PLC, 5.125%, 2020		130,000	133,539
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)		100,000	69,750
BNP Paribas, FRN, 3.313%, 2014		78,000	73,443
Commonwealth Bank of Australia, 5%, 2019 (n)		140,000	148,475
Credit Suisse New York, 5.5%, 2014		130,000	135,125
Goldman Sachs Group, Inc., 6%, 2014		90,000	93,421
Intesa Sanpaolo S.p.A., FRN, 2.906%, 2014 (n)		100,000	88,045
JPMorgan Chase & Co., 4.625%, 2021		140,000	144,851
JPMorgan Chase Capital XXII, 6.45%, 2087		110,000	110,000
JPMorgan Chase Capital XXVII, 7%, 2039		30,000	30,188
Macquarie Group Ltd., 6%, 2020 (n)		171,000	160,399
Merrill Lynch & Co., Inc., 6.4%, 2017		90,000	87,147
Morgan Stanley, 6%, 2014		100,000	100,972
Morgan Stanley, 7.3%, 2019		100,000	101,845
Morgan Stanley, 5.625%, 2019		100,000	92,608
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049		80,000	54,500
Standard Chartered PLC, 3.85%, 2015 (n)		150,000	150,969
SunTrust Banks, Inc., 3.5%, 2017		107,000	107,552
UFJ Finance Aruba AEC, 6.75%, 2013		159,000	169,901
Wells Fargo & Co., 7.98% to 2018, FRN to 2049		78,000	83,558

			$2,530,982

Issuer	Shares/Par	Value ($)

BONDS – continued
Medical & Health Technology & Services – 3.2%
Beagle Acquisition Corp., 11%, 2019 (n)	$20,000	$20,925
Biomet, Inc., 10%, 2017	5,000	5,400
Biomet, Inc., 10.375%, 2017 (p)	25,000	27,063
Biomet, Inc., 11.625%, 2017	65,000	70,525
Cardinal Health, Inc., 5.8%, 2016	201,000	230,334
Davita, Inc., 6.375%, 2018	65,000	66,544
Davita, Inc., 6.625%, 2020	20,000	20,550
Emergency Medical Services Corp., 8.125%, 2019 (z)	15,000	14,963
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	35,000	39,244
HCA, Inc., 8.5%, 2019	145,000	158,775
HCA, Inc., 7.5%, 2022	50,000	51,125
Health Management Associates, Inc., 7.375%, 2020 (n)	20,000	20,800
HealthSouth Corp., 8.125%, 2020	105,000	105,788
Hospira, Inc., 6.05%, 2017	100,000	110,401
McKesson Corp., 5.7%, 2017	90,000	105,001
Owens & Minor, Inc., 6.35%, 2016	170,000	184,600
Tenet Healthcare Corp., 9.25%, 2015	30,000	31,538
United Surgical Partners International, Inc., 8.875%, 2017	15,000	14,963
United Surgical Partners International, Inc., 9.25%, 2017 (p)	25,000	25,125
Universal Health Services, Inc., 7%, 2018	35,000	36,313
Universal Hospital Services, Inc., 8.5%, 2015 (p)	85,000	85,850
Universal Hospital Services, Inc., FRN, 4.12%, 2015	20,000	18,050
Vanguard Health Systems, Inc., 8%, 2018	85,000	84,363
VWR Funding, Inc., 10.25%, 2015 (p)	30,352	31,338

		$1,559,578

Metals & Mining – 1.9%
AK Steel Corp., 7.625%, 2020	$35,000	$32,900
ArcelorMittal, 5.5%, 2021	310,000	284,552
Arch Coal, Inc., 7%, 2019 (n)	55,000	56,100
Cloud Peak Energy, Inc., 8.25%, 2017	75,000	79,875
Cloud Peak Energy, Inc., 8.5%, 2019	70,000	75,600
Consol Energy, Inc., 8%, 2017	35,000	38,325
Consol Energy, Inc., 8.25%, 2020	20,000	22,100
Fortescue Metals Group Ltd., 6.875%, 2018 (n)	15,000	14,363
Fortescue Metals Group Ltd., 8.25%, 2019 (n)	30,000	30,525
Peabody Energy Corp., 6%, 2018 (n)	20,000	20,400
Peabody Energy Corp., 6.25%, 2021 (n)	20,000	20,700
Southern Copper Corp., 6.75%, 2040	104,000	104,064
Vale Overseas Ltd., 4.625%, 2020	100,000	103,410
Vale Overseas Ltd., 6.875%, 2039	51,000	58,415

		$941,329

Mortgage-Backed – 0.6%
Fannie Mae, 6.5%, 2032	$100,476	$114,106
Freddie Mac, 4.224%, 2020	146,497	162,210

		$276,316

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Natural Gas – Distribution – 0.2%
EQT Corp., 4.875%, 2021	$74,000	$74,699
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 2021	30,000	26,400

		$101,099

Natural Gas – Pipeline – 2.5%
Atlas Pipeline Partners LP/Finance Corp., 8.75%, 2018 (n)	$80,000	$83,600
Crosstex Energy, Inc., 8.875%, 2018	75,000	81,938
El Paso Corp., 7%, 2017	75,000	82,174
El Paso Corp., 7.75%, 2032	80,000	92,400
Enbridge Energy Partners LP, 4.2%, 2021	200,000	208,857
Energy Transfer Equity LP, 7.5%, 2020	65,000	71,013
Enterprise Products Partners LP, 8.375% to 2016, FRN to 2066	33,000	35,310
Enterprise Products Partners LP, 7.034% to 2018, FRN to 2068	20,000	20,800
Kinder Morgan Energy Partners LP, 5.85%, 2012	143,000	147,610
Kinder Morgan Energy Partners LP, 6.375%, 2041	190,000	214,177
Spectra Energy Capital LLC, 8%, 2019	164,000	206,380

		$1,244,259

Network & Telecom – 2.7%
AT&T, Inc., 5.5%, 2018	$150,000	$173,630
AT&T, Inc., 3.875%, 2021	70,000	74,043
CenturyLink, Inc., 7.6%, 2039	17,000	16,682
Cincinnati Bell, Inc., 8.25%, 2017	15,000	15,075
Cincinnati Bell, Inc., 8.75%, 2018	75,000	69,656
Citizens Communications Co., 9%, 2031	30,000	27,375
France Telecom, 4.375%, 2014	120,000	126,758
Frontier Communications Corp., 8.125%, 2018	90,000	90,675
Frontier Communications Corp., 8.5%, 2020	35,000	35,831
Qwest Communications International, Inc., 7.125%, 2018 (n)	50,000	52,000
Qwest Corp., 7.5%, 2014	140,000	154,199
Telefonica S.A., 5.877%, 2019	150,000	148,240
Verizon Communications, Inc., 8.75%, 2018	140,000	189,102
Windstream Corp., 8.125%, 2018	10,000	10,713
Windstream Corp., 7.75%, 2020	95,000	98,206
Windstream Corp., 7.75%, 2021	15,000	15,375

		$1,297,560

Oil Services – 0.3%
Chesapeake Energy Corp., 6.625%, 2019 (n)	$15,000	$15,600
Dresser-Rand Group, Inc., 6.5%, 2021 (z)	10,000	10,225
McJunkin Red Man Holding Corp., 9.5%, 2016	30,000	30,450
Pioneer Drilling Co., 9.875%, 2018	65,000	67,925
Pioneer Drilling Co., 9.875%, 2018 (n)	5,000	5,225
Unit Corp., 6.625%, 2021	5,000	5,000

		$134,425

Other Banks & Diversified Financials – 2.7%
Bosphorus Financial Services Ltd., FRN, 2.257%, 2012 (z)	$12,500	$12,487

Issuer	Shares/Par	Value ($)

BONDS – continued
Other Banks & Diversified Financials – continued
Citigroup, Inc., 6.375%, 2014	$120,000	$125,943
Citigroup, Inc., 6.01%, 2015	100,000	104,471
Citigroup, Inc., 8.5%, 2019	88,000	103,584
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	157,000	141,721
Lloyds TSB Bank PLC, 5.8%, 2020 (n)	200,000	189,876
Santander Holdings USA, Inc., 4.625%, 2016	20,000	19,206
Santander International Debt S.A., 2.991%, 2013 (n)	100,000	95,601
Santander UK PLC, 8.963% to 2030, FRN to 2049	103,000	92,700
Svenska Handelsbanken AB, 4.875%, 2014 (n)	180,000	187,292
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	270,000	228,488

		$1,301,369

Pharmaceuticals – 1.1%
Celgene Corp., 3.95%, 2020	$160,000	$161,140
Roche Holdings, Inc., 6%, 2019 (n)	200,000	243,083
Teva Pharmaceutical Finance LLC, 5.55%, 2016	87,000	98,342
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)	25,000	24,688

		$527,253

Pollution Control – 0.4%
Republic Services, Inc., 5.25%, 2021	$130,000	$147,405
WCA Waste Corp., 7.5%, 2019 (n)	45,000	45,450

		$192,855

Printing & Publishing – 0.2%
American Media, Inc., 13.5%, 2018 (z)	$6,759	$5,475
Nielsen Finance LLC, 11.5%, 2016	26,000	29,770
Nielsen Finance LLC, 7.75%, 2018	45,000	48,600

		$83,845

Railroad & Shipping – 0.3%
Kansas City Southern de Mexico S.A. de C.V., 6.125%, 2021	$20,000	$20,550
Kansas City Southern Railway, 8%, 2015	35,000	37,144
Panama Canal Railway Co., 7%, 2026 (n)	91,400	83,174

		$140,868

Real Estate – 1.6%
Boston Properties LP, REIT, 3.7%, 2018	$73,000	$74,539
CNL Lifestyle Properties, Inc., REIT, 7.25%, 2019	25,000	23,125
Entertainment Properties Trust, REIT, 7.75%, 2020	45,000	47,304
HCP, Inc., REIT, 5.375%, 2021	141,000	147,822
Kennedy Wilson, Inc., 8.75%, 2019 (n)	25,000	24,375
Kimco Realty Corp., REIT, 6.875%, 2019	36,000	41,425
MPT Operating Partnership LP, REIT, 6.875%, 2021	30,000	29,738
Simon Property Group, Inc., REIT, 6.1%, 2016	230,000	261,427
WEA Finance LLC, REIT, 6.75%, 2019 (n)	110,000	122,688

		$772,443

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Retailers – 2.5%
Academy Ltd., 9.25%, 2019 (n)	$25,000	$24,688
AutoZone, Inc., 6.5%, 2014	230,000	252,665
Burlington Coat Factory Warehouse Corp., 10%, 2019	45,000	43,988
J. Crew Group, Inc., 8.125%, 2019	35,000	33,425
Kohl’s Corp., 4%, 2021	65,000	66,595
Limited Brands, Inc., 5.25%, 2014	59,000	61,360
Limited Brands, Inc., 6.9%, 2017	40,000	43,100
Limited Brands, Inc., 7%, 2020	15,000	16,238
Limited Brands, Inc., 6.95%, 2033	20,000	18,550
Macy’s, Inc., 8.125%, 2015	200,000	230,913
Neiman Marcus Group, Inc., 10.375%, 2015	55,000	57,132
QVC, Inc., 7.375%, 2020 (n)	35,000	37,363
Rite Aid Corp., 9.375%, 2015	30,000	28,950
Sally Beauty Holdings, Inc., 6.875%, 2019 (z)	20,000	20,900
Staples, Inc., 9.75%, 2014	140,000	160,086
Toys “R” Us Property Co. II LLC, 8.5%, 2017	30,000	31,050
Toys “R” Us, Inc., 10.75%, 2017	50,000	54,688
Yankee Aquisition Corp., 8.5%, 2015	10,000	10,100
YCC Holdings LLC/Yankee Finance, Inc., 10.25%, 2016 (p)	25,000	21,875

		$1,213,666

Specialty Chemicals – 0.3%
Ecolab, Inc., 4.35%, 2021	$120,000	$128,147
Koppers, Inc., 7.875%, 2019	20,000	21,200

		$149,347

Specialty Stores – 0.1%
Michaels Stores, Inc., 11.375%, 2016	$35,000	$37,097
Michaels Stores, Inc., 7.75%, 2018	35,000	35,350

		$72,447

Supermarkets – 0.3%
Delhaize Group, 5.875%, 2014	$150,000	$162,806

Supranational – 0.6%
Central American Bank, 4.875%, 2012 (n)	$305,000	$305,264

Telecommunications – Wireless – 2.3%
American Tower Corp., 4.625%, 2015	$80,000	$83,385
Clearwire Corp., 12%, 2015 (n)	60,000	57,450
Cricket Communications, Inc., 7.75%, 2020	50,000	43,750
Crown Castle International Corp., 9%, 2015	35,000	37,931
Crown Castle International Corp., 7.125%, 2019	130,000	140,400
Crown Castle Towers LLC, 6.113%, 2020 (n)	157,000	173,224
MetroPCS Wireless, Inc., 7.875%, 2018	35,000	35,481
MetroPCS Wireless, Inc., 6.625%, 2020	10,000	9,325
NII Holdings, Inc., 10%, 2016	50,000	56,750
NII Holdings, Inc., 8.875%, 2019	10,000	10,525
NII Holdings, Inc., 7.625%, 2021	30,000	29,775
Rogers Cable, Inc., 5.5%, 2014	164,000	176,782
Sprint Capital Corp., 6.875%, 2028	40,000	28,550
Sprint Nextel Corp., 6%, 2016	85,000	70,550
Sprint Nextel Corp., 8.375%, 2017	55,000	49,294
Sprint Nextel Corp., 9%, 2018 (n)	10,000	10,500

Issuer	Shares/Par	Value ($)

BONDS – continued
Telecommunications – Wireless – continued
Wind Acquisition Finance S.A., 11.75%, 2017 (n)	$115,000	$102,925

		$1,116,597

Telephone Services – 0.1%
Cogent Communications Group, Inc., 8.375%, 2018 (n)	$15,000	$15,375
Level 3 Financing, Inc., 9.375%, 2019	45,000	46,969

		$62,344

Tobacco – 1.4%
Altria Group, Inc., 9.25%, 2019	$210,000	$281,979
Lorillard Tobacco Co., 8.125%, 2019	63,000	75,045
Lorillard Tobacco Co., 6.875%, 2020	70,000	78,221
Reynolds American, Inc., 6.75%, 2017	240,000	272,791

		$708,036

Transportation – 0.0%
Navios South American Logistics, Inc., 9.25%, 2019 (n)	$20,000	$16,000

Transportation – Services – 1.1%
ACL I Corp., 10.625%, 2016 (n)(p)	$42,275	$32,373
American Petroleum Tankers LLC, 10.25%, 2015	18,000	18,360
Avis Budget Car Rental LLC , 9.75%, 2020	15,000	15,413
Commercial Barge Line Co., 12.5%, 2017	100,000	107,750
Erac USA Finance Co., 6.375%, 2017 (n)	180,000	208,000
Hertz Corp., 7.5%, 2018	35,000	36,575
Navios Maritime Acquisition Corp., 8.625%, 2017	60,000	43,500
Navios Maritime Holdings, Inc., 8.875%, 2017	25,000	23,813
Swift Services Holdings, Inc., 10%, 2018	55,000	57,888

		$543,672

U.S. Government Agencies and Equivalents – 1.4%
National Credit Union Administration Guaranteed Note, 2.9%, 2020	$50,000	$52,791
Small Business Administration, 4.34%, 2024	188,732	204,130
Small Business Administration, 4.77%, 2024	148,226	161,921
Small Business Administration, 4.625%, 2025	115,005	125,529
Small Business Administration, 5.11%, 2025	106,609	117,778

		$662,149

Utilities – Electric Power – 3.7%
AES Corp., 8%, 2017	$85,000	$93,500
Allegheny Energy, Inc., 5.75%, 2019 (n)	150,000	160,425
Atlantic Power Corp., 9%, 2018 (z)	15,000	15,038
Calpine Corp., 8%, 2016 (n)	55,000	59,400
Calpine Corp., 7.875%, 2020 (n)	65,000	70,038
CMS Energy Corp., 4.25%, 2015	140,000	141,498
Covanta Holding Corp., 7.25%, 2020	35,000	36,791
Dolphin Subsidiary ll, Inc., 7.25%, 2021 (n)	35,000	37,800
Duke Energy Corp., 3.35%, 2015	220,000	231,911
Edison Mission Energy, 7%, 2017	50,000	32,500
EDP Finance B.V., 6%, 2018 (n)	200,000	168,237
Energy Future Holdings Corp., 10%, 2020	65,000	68,250

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – continued
Energy Future Holdings Corp., 10%, 2020	$145,000	$152,975
Exelon Generation Co. LLC, 5.2%, 2019	70,000	76,895
GenOn Energy, Inc., 9.5%, 2018	30,000	30,375
GenOn Energy, Inc., 9.875%, 2020	80,000	81,200
NRG Energy, Inc., 7.375%, 2017	30,000	31,125
NRG Energy, Inc., 8.25%, 2020	120,000	120,600
PPL WEM Holdings PLC, 3.9%, 2016 (n)	160,000	160,385
Texas Competitive Electric Holdings Co. LLC, 11.5%, 2020 (n)	25,000	21,219

		$1,790,162

Total Bonds (Identified Cost, $44,010,408)		$45,388,075

PREFERRED STOCKS – 0.3%
Other Banks & Diversified Financials – 0.3%
Ally Financial, Inc., 7% (n)	30	$21,505
Ally Financial, Inc., “A”, 8.5%	4,507	82,884
GMAC Capital Trust I, 8.125%	1,575	30,461

Total Preferred Stocks (Identified Cost, $176,676)		$134,850

CONVERTIBLE PREFERRED STOCKS – 0.1%
Automotive – 0.1%
General Motors Co., 4.75% (Identified Cost, $40,000)	800	$27,400

FLOATING RATE LOANS (g)(r) – 0.1%
Financial Institutions – 0.0%
Springleaf Finance Corp., Term Loan, 5.5%, 2017	$22,538	$19,538

Oil Services – 0.1%
Samson Investment Co., Bridge Term Loan, 2012 (o)	$45,000	$45,000

Total Floating Rate Loans (Identified Cost, $67,437)		$64,538

Issuer			Shares/Par	Value ($)

COMMON STOCKS – 0.1%
Automotive – 0.0%
Accuride Corp. (a)			1,188	$8,459

Broadcasting – 0.1%
New Young Broadcasting Holding Co., Inc. (a)			9	$24,300

Printing & Publishing – 0.0%
American Media Operations, Inc. (a)			1,733	$20,605

Total Common Stocks (Identified Cost, $58,327)				$53,364

	Strike Price	First Exercise

WARRANTS – 0.1%
Broadcasting – 0.1%
New Young Broadcasting Holding Co., Inc. (1 share for 1 warrant) (a) (Identified Cost, $28,491)	$0.01	7/14/10	14	$37,800

MONEY MARKET FUNDS – 5.2%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)			2,545,148	$2,545,148

Total Investments (Identified Cost, $46,926,487)				$48,251,175

OTHER ASSETS, LESS LIABILITIES – 1.4%				679,138

Net Assets – 100.0%				$48,930,313

(a)	Non-income producing security.

(d)	Non-income producing security – in default.

(e)	Guaranteed by Minister for Finance of Ireland.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $10,296,112, representing 21.04% of net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.

(p)	Payment-in-kind security.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

MFS Strategic Income Portfolio

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
American Media, Inc., 13.5%, 2018	12/22/10	$6,859	$5,475
ARCap REIT, Inc., CDO, “H”, FRN, 6.013%, 2045	9/21/04	1,257	2
Atlantic Power Corp., 9%, 2018	10/26/11	14,627	15,038
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.893%, 2040	3/01/06	173,670	98,956
Bosphorus Financial Services Ltd., FRN, 2.257%, 2012	3/08/05	12,500	12,487
Chase Commercial Mortgage Securities Corp., 6.6%, 2029	6/07/00	59,283	69,276
Crest Ltd., “A1” CDO, FRN, 1.053%, 2018	1/21/10	96,953	105,322
Dresser-Rand Group, Inc., 6.5%, 2021	12/14/11-12/20/11	10,200	10,225
Dynacast International LLC, 9.25%, 2019	7/12/11-7/15/11	35,372	32,900
Emergency Medical Services Corp., 8.125%, 2019	5/13/11	15,000	14,963
Falcon Franchise Loan LLC, FRN, 4.696%, 2023	1/18/02	9,569	11,707
Falcon Franchise Loan LLC, FRN, 4.806%, 2025	1/29/03	21,518	34,509
GMAC LLC, FRN, 6.02%, 2033	11/17/00	147,548	154,707
LBI Media, Inc., 8.5%, 2017	7/18/07	54,401	30,319
Local TV Finance LLC, 9.25%, 2015	11/28/07-2/16/11	75,083	72,758
Morgan Stanley Capital I, Inc., FRN, 1.383%, 2039	7/20/04	36,064	28,360
Pacific Rubiales Energy Corp., 7.25%, 2021	12/16/11	102,122	115,575
Packaging Dynamics Corp., 8.75%, 2016	1/25/11-2/01/11	20,302	20,000
Prudential Securities Secured Financing Corp., FRN, 7.289%, 2013	12/06/04	418,810	377,680
Sally Beauty Holdings, Inc., 6.875%, 2019	11/03/11	20,000	20,900
Salomon Brothers Mortgage Securities, Inc., FRN, 7.161%, 2032	1/07/05	213,789	215,941
USI Holdings Corp., 9.75%, 2015	5/07/07-6/08/07	40,389	38,300
Total Restricted Securities			$1,485,400
% of Net assets			3.0%
The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

CAD	Canadian Dollar

CNY	Chinese Yuan Renminbi

EUR	Euro

GBP	British Pound

IDR	Indonesian Rupiah

JPY	Japanese Yen

SEK	Swedish Krona

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Derivative Contracts at 12/31/11

Forward Foreign Currency Exchange Contracts at 12/31/11

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	CAD	Merrill Lynch International Bank	120,000	1/12/12	$114,543	$117,769	$3,226
BUY	CNY	Deutsche Bank AG	1,766,000	5/16/12	278,989	280,062	1,073
SELL	EUR	UBS AG	1,238,035	3/15/12	1,656,552	1,603,309	53,243
SELL	JPY	JPMorgan Chase Bank N.A.	7,293,456	1/12/12	95,029	94,767	262

							$57,804

Liability Derivatives
SELL	CAD	Merrill Lynch International Bank	288,695	1/12/12	$275,567	$283,325	$(7,758)
BUY	EUR	Credit Suisse Group	75,859	1/12/12	102,427	98,186	(4,241)
BUY	EUR	HSBC Bank	75,859	1/12/12	102,287	98,186	(4,101)
BUY	EUR	UBS AG	20,250	1/12/12	27,085	26,210	(875)
SELL	GBP	Barclays Bank PLC	158,681	1/12/12	243,894	246,415	(2,521)
SELL	GBP	Deutsche Bank AG	158,681	1/12/12	243,925	246,415	(2,490)
BUY	IDR	JPMorgan Chase Bank N.A.	727,447,000	1/11/12	80,292	80,171	(121)
BUY	SEK	Barclays Bank PLC	31,910	1/12/12	4,675	4,635	(40)
BUY	SEK	Deutsche Bank AG	31,910	1/12/12	4,676	4,635	(41)

							$(22,188)

Swap Agreements at 12/31/11

Expiration	Notional Amount			Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Credit Default Swaps
9/20/14	USD	250,000(a	)	Goldman Sachs International	1.00% (fixed rate)	(1)	$3,223

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by Cargill, Inc., 7.375%, 10/01/25, an A-rated bond. The fund entered into the contract to gain issuer exposure.

(a)	Net unamortized premiums received by the fund amounted to $315.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap, the reference obligation for which may be either a single security or, in the case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy. If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At December 31, 2011, the fund had sufficient cash and/or other liquid securities to cover any commitments under these contracts.

See Notes to Financial Statements

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $44,381,339)	$45,706,027
Underlying affiliated funds, at cost and value	2,545,148
Total investments, at value (identified cost, $46,926,487)	$48,251,175
Cash	4,616
Receivables for
Forward foreign currency exchange contracts	57,804
Investments sold	5,473
Fund shares sold	9,189
Interest	751,245
Swaps, at value (net unamortized premiums received, $315)	3,223
Other assets	1,709
Total assets		$49,084,434
Liabilities
Payables for
Forward foreign currency exchange contracts	$22,188
Investments purchased	45,000
Fund shares reacquired	35,650
Payable to affiliates
Investment adviser	1,977
Distribution and/or service fees	213
Payable for Trustees’ compensation	76
Accrued expenses and other liabilities	49,017
Total liabilities		$154,121
Net assets		$48,930,313
Net assets consist of
Paid-in capital	$49,594,759
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,357,394
Accumulated net realized gain (loss) on investments and foreign currency transactions	(4,285,421)
Undistributed net investment income	2,263,581
Net assets		$48,930,313
Shares of beneficial interest outstanding		5,032,381

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$38,562,750	3,960,705	$9.74
Service Class	10,367,563	1,071,676	9.67

See Notes to Financial Statements

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Interest	$2,843,807
Dividends	12,153
Dividends from underlying affiliated funds	1,847
Total investment income		$2,857,807
Expenses
Management fee	$376,616
Distribution and/or service fees	26,867
Administrative services fee	17,713
Trustees’ compensation	5,920
Custodian fee	26,182
Shareholder communications	8,345
Auditing fees	70,917
Legal fees	5,212
Miscellaneous	14,069
Total expenses		$551,841
Fees paid indirectly	(20)
Reduction of expenses by investment adviser	(72,451)
Net expenses		$479,370
Net investment income		$2,378,437
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$300,627
Futures contracts	(5,777)
Swap transactions	2,648
Foreign currency transactions	(33,854)
Net realized gain (loss) on investments and foreign currency transactions		$263,644
Change in unrealized appreciation (depreciation)
Investments	$(413,122)
Futures contracts	(10,349)
Swap transactions	(1,962)
Translation of assets and liabilities in foreign currencies	47,385
Net unrealized gain (loss) on investments and foreign currency translation		$(378,048)
Net realized and unrealized gain (loss) on investments and foreign currency		$(114,404)
Change in net assets from operations		$2,264,033

See Notes to Financial Statements

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$2,378,437	$2,672,926
Net realized gain (loss) on investments and foreign currency transactions	263,644	960,422
Net unrealized gain (loss) on investments and foreign currency translation	(378,048)	1,521,110
Change in net assets from operations	$2,264,033	$5,154,458
Distributions declared to shareholders
From net investment income	$(2,837,428)	$(2,808,031)
Change in net assets from fund share transactions	$(2,364,894)	$(2,342,922)
Total change in net assets	$(2,938,289)	$3,505
Net assets
At beginning of period	51,868,602	51,865,097
At end of period (including undistributed net investment income of $2,263,581 and $2,419,121, respectively)	$48,930,313	$51,868,602

See Notes to Financial Statements

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.87	$9.46	$8.36	$10.40	$10.61
Income (loss) from investment operations
Net investment income (d)	$0.48	$0.49	$0.55	$0.58	$0.60
Net realized and unrealized gain (loss) on investments and foreign currency	(0.02)	0.45	1.54	(1.82)	(0.23)
Total from investment operations	$0.46	$0.94	$2.09	$(1.24)	$0.37
Less distributions declared to shareholders
From net investment income	$(0.59)	$(0.53)	$(0.99)	$(0.80)	$(0.58)
Net asset value, end of period (x)	$9.74	$9.87	$9.46	$8.36	$10.40
Total return (%) (k)(r)(s)(x)	4.67	10.27	27.52	(12.94)	3.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.06	1.03	1.02	0.95
Expenses after expense reductions (f)	0.90	0.90	0.90	0.90	0.90
Net investment income	4.79	5.11	6.23	6.07	5.70
Portfolio turnover	29	48	63	38	49
Net assets at end of period (000 omitted)	$38,563	$40,927	$40,221	$31,159	$49,582

Service Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.81	$9.40	$8.30	$10.33	$10.54
Income (loss) from investment operations
Net investment income (d)	$0.45	$0.47	$0.52	$0.55	$0.57
Net realized and unrealized gain (loss) on investments and foreign currency	(0.03)	0.45	1.54	(1.80)	(0.23)
Total from investment operations	$0.42	$0.92	$2.06	$(1.25)	$0.34
Less distributions declared to shareholders
From net investment income	$(0.56)	$(0.51)	$(0.96)	$(0.78)	$(0.55)
Net asset value, end of period (x)	$9.67	$9.81	$9.40	$8.30	$10.33
Total return (%) (k)(r)(s)(x)	4.31	10.05	27.24	(13.21)	3.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.31	1.28	1.26	1.20
Expenses after expense reductions (f)	1.15	1.15	1.15	1.15	1.15
Net investment income	4.54	4.87	6.02	5.82	5.45
Portfolio turnover	29	48	63	38	49
Net assets at end of period (000 omitted)	$10,368	$10,942	$11,644	$11,192	$19,232

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

MFS Strategic Income Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Strategic Income Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts and swap contracts. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$149,204	$83,605	$20,605	$253,414
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	662,149	—	662,149
Non-U.S. Sovereign Debt	—	8,772,537	—	8,772,537
Corporate Bonds	—	27,204,043	—	27,204,043
Residential Mortgage-Backed Securities	—	276,316	—	276,316
Commercial Mortgage-Backed Securities	—	942,546	—	942,546
Asset-Backed Securities (including CDOs)	—	521,335	—	521,335
Foreign Bonds	—	7,009,149	—	7,009,149
Floating Rate Loans	—	64,538	—	64,538
Mutual Funds	2,545,148	—	—	2,545,148
Total Investments	$2,694,352	$45,536,218	$20,605	$48,251,175

Other Financial Instruments
Swaps	$—	$3,223	$—	$3,223
Forward Foreign Currency Exchange Contracts	—	35,616	—	35,616

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

	Equity Securities	Corporate Bonds	Total
Balance as of 12/31/10	$—	$6,867	$6,867
Change in unrealized appreciation (depreciation)	—	(1,392)	(1,392)
Transfers into level 3	20,605	—	20,605
Transfers out of level 3	—	(5,475)	(5,475)
Balance as of 12/31/11	$20,605	$—	$20,605

The net change in unrealized appreciation (depreciation) from investments held as level 3 at December 31, 2011 is $0.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2011 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$57,804	$(22,188)
Credit	Credit Default Swaps	3,223	—
Total		$61,027	$(22,188)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Transactions	Foreign Currency Transactions
Interest Rate	$(5,777)	$—	$—
Foreign Exchange	—	—	(34,634)
Credit	—	2,648	—
Total	$(5,777)	$2,648	$(34,634)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Transactions	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$(10,349)	$ —	$—
Foreign Exchange	—	—	54,751
Credit	—	(1,962)	—
Total	$(10,349)	$(1,962)	$54,751

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market, interest rate, duration, or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – The fund entered into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund entered into credit default swaps in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

will make a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Credit default swaps are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. As discussed earlier in this note, any collateral requirements for these swaps are based generally on the market value of the swap netted against collateral requirements for other types of over-the-counter derivatives traded under each counterparty’s ISDA Master Agreement. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s deliverable obligation. At December 31, 2011, the fund did not hold any credit default swaps at an unrealized loss where it is the protection seller.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains)	$2,837,428	$2,808,031

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$47,345,140
Gross appreciation	2,744,214
Gross depreciation	(1,838,179)
Net unrealized appreciation (depreciation)	$906,035
Undistributed ordinary income	2,688,309
Capital loss carryforwards	(3,843,513)
Other temporary differences	(415,277)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/15	$(8,256)
12/31/16	(2,156,556)
12/31/17	(1,642,018)
Total	$(3,806,830)

Post-enactment losses:
Long-Term	$(36,683)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$2,246,632	$2,214,015
Service Class	590,796	594,016
Total	$2,837,428	$2,808,031

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The investment adviser has agreed in writing to reduce its management fee to 0.70% for the first $1 billion of average daily net assets. This written agreement terminated on December 31, 2011. This management fee reduction amounted to $25,108, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

On December 1, 2011, shareholders of the fund approved a new investment advisory agreement between the trust, on behalf of the fund, and MFS. This new investment advisory agreement provides that effective January 1, 2012, the management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.70%
Average daily net assets in excess of $1 billion	0.65%

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2013. For the year ended December 31, 2011, this reduction amounted to $47,343 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2011, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0353% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $831 and are included in miscellaneous expense on the Statement of Operations.

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$50,695	$37,332
Investments (non-U.S. Government securities)	$13,686,342	$18,532,423

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	372,136	$3,704,937	355,970	$3,411,617
Service Class	167,680	1,662,734	162,760	1,564,769
	539,816	$5,367,671	518,730	$4,976,386
Shares issued to shareholders in reinvestment of distributions
Initial Class	232,812	$2,246,632	237,301	$2,214,015
Service Class	61,541	590,796	63,941	594,016
	294,353	$2,837,428	301,242	$2,808,031
Shares reacquired
Initial Class	(790,674)	$(7,873,245)	(698,800)	$(6,759,659)
Service Class	(273,071)	(2,696,748)	(349,494)	(3,367,680)
	(1,063,745)	$(10,569,993)	(1,048,294)	$(10,127,339)
Net change
Initial Class	(185,726)	$(1,921,676)	(105,529)	$(1,134,027)
Service Class	(43,850)	(443,218)	(122,793)	(1,208,895)
	(229,576)	$(2,364,894)	(228,322)	$(2,342,922)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $387 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	55	14,178,452	(11,633,359)	2,545,148

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,847	$2,545,148

MFS Strategic Income Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Strategic Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Strategic Income Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Income Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

MFS Strategic Income Portfolio

RESULTS OF SHAREHOLDER MEETING (unaudited)

At a special meeting of shareholders of MFS Strategic Income Portfolio, which was held on December 1, 2011, the following actions were taken for which shareholders of all series of MFS Variable Insurance Trust II voted together as a single class with respect to Item 1 and shareholders of MFS Strategic Income Portfolio voted as a separate class with respect to Items 2 and 3:

Item 1: Election of ten Trustees as members of the Board of Trustees of the Trust effective January 1, 2012:

	Number of Shares
	For	Withheld Authority
Robert E. Butler	681,916,712.8686	46,472,894.9218
Maureen R. Goldfarb	682,835,794.8512	45,553,812.9392
David H. Gunning	681,500,267.3085	46,889,340.4819
William R. Gutow	681,050,223.5547	47,339,384.2357
Michael Hegarty	682,477,088.8584	45,912,518.9320
John P. Kavanaugh	683,794,425.4269	44,595,182.3635
Robert J. Manning	682,699,559.7374	45,690,048.0530
J. Dale Sherratt	681,362,743.0513	47,026,864.7391
Laurie J. Thomsen	683,408,094.0000	44,981,513.7904
Robert W. Uek	681,424,852.0247	46,964,755.7657

Item 2: To approve a new investment advisory agreement dated January 1, 2012, between the Trust, on behalf of MFS Strategic Income Portfolio, and MFS:

Number of Shares
For	Against	Withheld Authority
4,611,552.4057	41,527.3878	435,291.9458

Item 3: To approve revisions to and restatements of certain fundamental investment restrictions of MFS Strategic Income Portfolio effective January 1, 2012 as detailed below:

		Number of Shares
		For	Against	Withheld Authority
A.	Borrowing	4,177,000.8885	320,800.5563	590,570.2945
B.	Underwriting Securities	4,274,017.7460	258,074.4033	556,279.5900
C.	Issuance of Senior Securities	4,264,551.0247	249,210.1184	574,610.5962
D.	Lending of Money or Securities	4,188,161.7408	271,115.6413	629,094.3572
E.	Purchases or Sales of Real Estate; Interests in Oil, Gas or Mineral Leases; and Commodities	4,330,811.4120	226,274.3368	531,285.9905
F.	Industry Concentration	4,363,936.8806	158,947.7393	565,487.1194

MFS Strategic Income Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

MFS Strategic Income Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

MFS Strategic Income Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers William Adams James Calmas David Cole Robert Persons Matthew Ryan Erik Weisman

MFS Strategic Income Portfolio

At a special meeting of shareholders of the MFS Strategic Income Portfolio (hereinafter referred to as the “Fund” or the “Portfolio”), which was held on December 1, 2011, the shareholders approved a new investment advisory agreement based on the recommendation of the Board of Trustees. At its July, 2011 meeting, the Board of Trustees (i) approved, and recommended for shareholder approval, the new investment advisory agreement effective January 1, 2012, and (ii) the continuation of the existing investment advisory agreement effective September 1, 2011. The following includes a description of the factors that the Board of Trustees considered and the conclusions that formed the basis of their approval of both the new investment advisory agreement and the continuation of the prior investment advisory agreement.

BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the new investment advisory agreement (the “New Agreement”) between Massachusetts Financial Services Company (“MFS”) and MFS Variable Insurance Trust II (the “Trust”) on behalf of the Portfolio and, beginning on the second anniversary of the initial effective date of the New Agreement, annually approve the continuation of the New Agreement. The Trustees have considered matters bearing on the Portfolio and the then current advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in July 2011 to consider the initial approval of the New Agreement, and to recommend that shareholders approve the New Agreement. The independent Trustees were assisted in their evaluation of the New Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management. The independent Trustees were also assisted in this process by the Portfolio’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the initial approval of the New Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The New Agreement was considered separately for the series of the Trust (collectively, the “Portfolios”), although the Trustees also took into account the common interests of all Portfolios in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and/or shareholder services to be performed by MFS under the New Agreement and other arrangements with the Trust.

In connection with their initial review meeting, the Trustees received and relied upon materials that included, among other items: (i) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (ii) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” would be observed for the Portfolio under the New Agreement, and (iii) a comparison and summary of the differences in the provisions in the New Agreement compared to those in each of the then current investment advisory agreements for the Portfolios. In addition, in connection with the independent Trustees’ meetings in May and July, 2011 (the “contract review meetings”) for the purpose of considering whether to approve the continuation of the then current investment advisory agreements for the Portfolio, the independent Trustees received: (1) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Portfolio for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (2) information provided by Lipper on the Portfolio’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (3) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Portfolio, (4) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (5) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (6) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Portfolio. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the initial approval of the New Agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Portfolio, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Portfolio could reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

MFS Strategic Income Portfolio

Board Approval of New Investment Advisory Agreement – continued

Because the portfolio management team managing the Portfolio’s investments under the then current investment advisory agreement will remain the same under the New Agreement for the Portfolio, the Trustees compared the Portfolio’s total return investment performance to the performance of its Lipper performance universe over various time periods, based on information provided by Lipper. The Trustees placed particular emphasis on the total return performance of the Portfolio’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods.

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was also in the 3rd quintile for the three-year and five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year. For Portfolios whose performance lagged their peer groups, they discussed the factors that contributed thereto and MFS’ efforts to improve such Portfolios’ performance. After reviewing this information, the Trustees concluded, within the context of their overall conclusions regarding the New Agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Portfolio’s advisory fee, the Trustees considered, among other information, the Portfolio’s advisory fee and the total expense ratio of the Portfolio’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Portfolio, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Portfolio is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio. The Trustees further noted that the New Agreement would reflect MFS’ agreement to observe a lower advisory fee and to reduce the advisory fee on average daily net assets over $1 billion on a permanent basis. The Trustees further concluded that the breakpoint was sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered whether the Portfolio is likely to benefit from any economies of scale due to future asset growth. In this regard, the Trustees reviewed the adequacy of breakpoints and discussed with MFS any adjustments necessary for the shareholders’ benefit.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Portfolio and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Portfolio and other accounts and products for purposes of estimating profitability.

The Trustees noted that there would be no increase to the net advisory fee arrangement for the Portfolio under the New Agreement when compared to the Portfolio’s then current investment advisory agreement. After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Portfolio under the New Agreement represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Portfolio. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Trust by MFS and its affiliates under agreements and plans other than the New Agreement, including the 12b-1 fees the Portfolio pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Portfolio’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided

MFS Strategic Income Portfolio

Board Approval of New Investment Advisory Agreement – continued

by MFS and its affiliates on behalf of the Portfolio were satisfactory. The Trustees also considered the benefits to MFS from the use of the Portfolio’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the New Agreement should be approved for an initial two-year period, commencing upon its effective date, as set forth in the New Agreement.

BOARD APPROVAL OF CONTINUATION OF PRIOR INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and other investment companies that the Board oversees as a whole, and for MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the

MFS Strategic Income Portfolio

Board Approval of Continuation of Prior Investment Advisory Agreement – continued

total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 3rd quintile for the three-year and five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data (which takes into account any reductions or expense limitations) that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

MFS Strategic Income Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

MFS® Global Governments Portfolio

MFS® Variable Insurance Trust II

ANNUAL REPORT

December 31, 2011

WGS-ANN

MFS® GLOBAL GOVERNMENTS PORTFOLIO

The report is prepared for the general information of contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Governments Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Global Governments Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Non-U.S. Government Bonds	61.4%
U.S. Treasury Securities	19.2%
Mortgage-Backed Securities	3.4%
U.S. Government Agencies	2.4%
Commercial Mortgage-Backed Securities	0.6%
High Grade Corporates	0.5%

Composition including fixed income credit quality (a)(i)
AAA	28.3%
AA	26.4%
A	7.3%
BBB	0.5%
U.S. Government	19.2%
Federal Agencies	5.8%
Cash & Other	12.5%

Portfolio facts (i)
Average Duration (d)	6.9
Average Effective Maturity (m)	9.9 yrs.

Issuer country weightings (i)(x)
United States	37.7%
Japan	23.3%
Germany	9.3%
Italy	6.8%
United Kingdom	5.3%
Canada	3.2%
Netherlands	3.1%
France	2.9%
Spain	2.1%
Other Countries	6.3%

Currency exposure (i)(y)
United States Dollar	33.6%
Japanese Yen	32.2%
Euro	23.7%
British Pound Sterling	6.7%
Canadian Dollar	1.8%
Australian Dollar	1.0%
Danish Krone	0.6%
Swedish Krona	0.4%
Norwegian Krone (o)	(0.0)%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s total net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s total net assets.

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Governments Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Global Governments Portfolio (the “fund”) provided a total return of 6.06%, while Service Class shares of the fund provided a total return of 5.75%. These compare with a return of 7.22% for the fund’s benchmark, the JPMorgan Global Government Bond Index (Unhedged).

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as investors more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

Relative to the JPMorgan Global Government Bond Index (Unhedged), the fund’s exposure to shifts at the long end of the U.S. yield curve (y) (centered around maturities of 10 years or more), held back performance as the yield curve flattened over the reporting period.

The fund’s exposure to the euro also weakened relative results.

Contributors to Performance

The fund’s return from yield, which was greater than that of the benchmark, contributed to relative performance over the reporting period.

A greater exposure to shifts in the middle portion of the U.S. yield curve (centered around maturities of 7 years) also benefited relative returns.

The fund’s out-of-benchmark exposure to Treasury Inflation-Protected Securities (TIPS) and underweight exposure to Italy were additional positive factors for relative performance. Other factors that contributed to relative performance included the fund’s overweight currency exposure in the emerging markets, specifically to China and Singapore, as well as the fund’s overweight positioning in Australian bonds.

Respectfully,

Matthew Ryan	Erik Weisman
Portfolio Manager	Portfolio Manager

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Global Governments Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/16/88	6.06%	6.74%	7.55%
Service Class	8/24/01	5.75%	6.47%	7.28%

Comparative benchmark
JPMorgan Global Government Bond Index (Unhedged) (f)		7.22%	7.61%	7.96%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

JPMorgan Global Government Bond Index (Unhedged) – measures developed government bond markets around the world.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

MFS Global Governments Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	1.00%	$1,000.00	$1,025.17	$5.10
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
Service Class	Actual	1.25%	$1,000.00	$1,023.50	$6.38
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

5

MFS Global Governments Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par		Value ($)

BONDS – 86.5%
Foreign Bonds – 61.6%
Australia – 1.9%
Commonwealth of Australia, 5.75%, 2021	AUD	603,000	$717,291

Belgium – 1.0%
Kingdom of Belgium, 4.25%, 2021	EUR	276,000	$360,775

Canada – 3.2%
Bayview Commercial Asset Trust, FRN, 1.7%, 2023 (z)	CAD	180,000	$164,286
Government of Canada, 4.5%, 2015	CAD	370,000	404,303
Government of Canada, 4.25%, 2018	CAD	12,000	13,746
Government of Canada, 3.25%, 2021	CAD	224,000	244,460
Government of Canada, 5.75%, 2033	CAD	229,000	345,603

			$1,172,398

Denmark – 0.6%
Kingdom of Denmark, 3%, 2021	DKK	1,095,000	$213,604

France – 2.9%
Republic of France, 6%, 2025	EUR	193,000	$318,033
Republic of France, 4.75%, 2035	EUR	489,000	738,138

			$1,056,171

Germany – 9.1%
Federal Republic of Germany, 3.75%, 2013	EUR	1,244,000	$1,698,278
Federal Republic of Germany, 3.75%, 2015	EUR	366,000	521,065
Federal Republic of Germany, 4.25%, 2018	EUR	221,000	340,012
Federal Republic of Germany, 3.25%, 2021	EUR	212,000	309,996
Federal Republic of Germany, 6.25%, 2030	EUR	249,000	495,552

			$3,364,903

Italy – 6.6%
Republic of Italy, 4.75%, 2013	EUR	414,000	$532,739
Republic of Italy, 5.25%, 2017	EUR	1,249,000	1,544,858
Republic of Italy, 3.75%, 2021	EUR	343,000	364,021

			$2,441,618

Japan – 23.2%
Government of Japan, 1.7%, 2017	JPY	213,450,000	$2,961,617
Government of Japan, 1.1%, 2020	JPY	75,200,000	1,001,934
Government of Japan, 2.1%, 2024	JPY	130,550,000	1,862,399
Government of Japan, 2.2%, 2027	JPY	123,900,000	1,758,543
Government of Japan, 2.4%, 2037	JPY	66,300,000	959,795

			$8,544,288

Netherlands – 3.0%
ABN Amro Bank N.V., FRN, 2.198%, 2014 (n)		$200,000	$195,066

Issuer	Shares/Par		Value ($)

BONDS – continued
Foreign Bonds – continued
Netherlands – continued
Kingdom of the Netherlands, 3.75%, 2014	EUR	510,000	$713,071
Kingdom of the Netherlands, 3.5%, 2020	EUR	37,000	53,124
Kingdom of the Netherlands, 5.5%, 2028	EUR	90,000	160,941

			$1,122,202

Norway – 1.0%
Eksportfinans A.S.A., 1.875%, 2013		$205,000	$193,282
Government of Norway, 3.75%, 2021	NOK	990,000	183,538

			$376,820

Spain – 2.1%
Kingdom of Spain, 4.6%, 2019	EUR	586,000	$755,624

Sweden – 1.7%
Kingdom of Sweden, 5%, 2020	SEK	3,380,000	$632,446

United Kingdom – 5.3%
United Kingdom Treasury, 8%, 2021	GBP	133,100	$316,803
United Kingdom Treasury, 4.25%, 2027	GBP	355,000	674,683
United Kingdom Treasury, 4.25%, 2036	GBP	509,000	969,994

			$1,961,480

Total Foreign Bonds			$22,719,620

U.S. Bonds – 24.9%
Asset-Backed & Securitized – 0.2%
Commercial Mortgage Asset Trust, FRN, 0.736%, 2032 (i)(z)		$5,096,865	$59,220
First Union National Bank Commercial Mortgage Trust, FRN, 1.504%, 2043 (i)(z)		341,149	446

			$59,666

Mortgage-Backed – 3.4%
Fannie Mae, 4.764%, 2012		$171,545	$173,036
Fannie Mae, 5.371%, 2013		114,855	117,752
Fannie Mae, 4.78%, 2015		89,885	97,761
Fannie Mae, 4.856%, 2015		43,228	46,954
Fannie Mae, 5.5%, 2015		47,947	51,643
Fannie Mae, 5.09%, 2016		84,000	93,216
Fannie Mae, 5.424%, 2016		88,709	99,891
Fannie Mae, 5.05%, 2017		52,633	58,469
Fannie Mae, 5.16%, 2018		139,048	154,331
Fannie Mae, 5.1%, 2019		62,890	71,130
Fannie Mae, 5.18%, 2019		62,924	71,448
Fannie Mae, 6.16%, 2019		49,193	56,207
Freddie Mac, 3.882%, 2017		89,000	97,232
Freddie Mac, 5.085%, 2019		43,000	49,361
Freddie Mac, 5%, 2028		17,331	17,387

			$1,255,818

U.S. Government Agencies and Equivalents – 2.3%
Aid-Egypt, 4.45%, 2015		$301,000	$336,735
Small Business Administration, 4.57%, 2025		26,185	28,586

6

MFS Global Governments Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Bonds – continued
U.S. Government Agencies and Equivalents – continued
Small Business Administration, 5.09%, 2025	$29,770	$32,936
Small Business Administration, 5.21%, 2026	420,987	467,066

		$865,323

U.S. Treasury Obligations – 19.0%
U.S. Treasury Bonds, 6.875%, 2025	$153,000	$235,620
U.S. Treasury Bonds, 5.25%, 2029	377,000	520,849
U.S. Treasury Bonds, 4.5%, 2039	1,022,400	1,352,283
U.S. Treasury Notes, 4.125%, 2015	1,984,000	2,225,645
U.S. Treasury Notes, 4.75%, 2017	1,674,000	2,015,600
U.S. Treasury Notes, 3.5%, 2020	577,000	663,775

		$7,013,772

Total U.S. Bonds		$9,194,579

Total Bonds (Identified Cost, $29,201,332)		$31,914,199

Issuer	Shares/Par	Value ($)

SHORT-TERM OBLIGATIONS (y) – 2.0%
Barclays U.S. Funding Corp., 0.09%, due 1/03/12, at Amortized Cost and Value	$737,000	$736,996

REPURCHASE AGREEMENTS – 1.3%
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.01%, dated 12/30/11, due 1/03/12, total to be received $467,001 (secured by U.S. Treasury and Federal Agency obligations valued at $476,340 in a jointly traded account), at Cost and Value	$467,000	$467,000

MONEY MARKET FUNDS – 2.5%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)	923,205	$923,205

Total Investments (Identified Cost, $31,328,533)		$34,041,400

OTHER ASSETS, LESS LIABILITIES – 7.7%		2,827,869

Net Assets – 100.0%		$36,869,269

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $195,066, representing 0.5% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(y)	The rate shown represents an annualized yield at time of purchase.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Commercial Asset Trust, FRN, 1.7%, 2023	5/25/06	$180,261	$164,286
Commercial Mortgage Asset Trust, FRN, 0.736%, 2032	8/25/03-12/02/11	79,405	59,220
First Union National Bank Commercial Mortgage Trust, FRN, 1.504%, 2043	12/11/03-11/30/11	427	446
Total Restricted Securities			$223,952
% of Net Assets			0.6%

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

CAD	Canadian Dollar

CNY	Chinese Yuan Renminbi

DKK	Danish Krone

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

NOK	Norwegian Krone

SEK	Swedish Krona

7

MFS Global Governments Portfolio

Portfolio of Investments – continued

Derivative Contracts at 12/31/11

Forward Foreign Currency Exchange Contracts at 12/31/11

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	AUD	JPMorgan Chase Bank N.A	20,344	1/12/12	$20,672	$20,789	$117
BUY	AUD	Merrill Lynch International Bank	29,000	1/12/12	29,026	29,634	608
BUY	AUD	Royal Bank of Scotland Group PLC	6,000	1/12/12	5,983	6,131	148
SELL	AUD	Barclays Bank PLC	7,000	1/12/12	7,196	7,153	43
SELL	AUD	Westpac Banking Corp.	246,575	1/12/12	252,196	251,968	228
BUY	CAD	Barclays Bank PLC	27,000	1/12/12	26,472	26,498	26
BUY	CAD	JPMorgan Chase Bank N.A	87,394	1/12/12	85,613	85,768	155
BUY	CAD	Merrill Lynch International Bank	32,769	1/12/12	31,279	32,159	880
SELL	CAD	Brown Brothers Harriman	28,000	1/12/12	27,569	27,479	90
BUY	CNY	Barclays Bank PLC	20,000	1/18/12	3,119	3,177	58
SELL	DKK	Brown Brothers Harriman	122,000	1/12/12	22,592	21,243	1,349
SELL	DKK	JPMorgan Chase Bank N.A	34,000	1/12/12	6,066	5,920	146
SELL	EUR	Barclays Bank PLC	407,811	1/12/12	545,020	527,835	17,185
SELL	EUR	Brown Brothers Harriman	19,000	1/12/12	25,743	24,592	1,151
SELL	EUR	Citibank N.A.	380,000	1/12/12	500,396	491,839	8,557
SELL	EUR	Credit Suisse Group	262,819	1/12/12	348,744	340,170	8,574
SELL	EUR	Deutsche Bank AG	139,000	1/12/12	183,609	179,910	3,699
SELL	EUR	Goldman Sachs International	39,000	1/12/12	53,298	50,478	2,820
SELL	EUR	HSBC Bank	2,277	1/12/12	3,070	2,947	123
SELL	EUR	JPMorgan Chase Bank N.A	296,195	1/12/12	397,171	383,369	13,802
SELL	EUR	Merrill Lynch International Bank	206,710	1/12/12	278,407	267,547	10,860
SELL	EUR	Royal Bank of Scotland Group PLC	13,000	1/12/12	17,727	16,826	901
SELL	EUR	UBS AG	1,442,622	1/12/12-3/15/12	1,930,250	1,868,194	62,056
BUY	GBP	Barclays Bank PLC	149,687	1/12/12	230,070	232,448	2,378
BUY	GBP	Deutsche Bank AG	149,687	1/12/12	230,100	232,448	2,348
SELL	GBP	Barclays Bank PLC	8,000	1/12/12	12,591	12,423	168
SELL	GBP	Brown Brothers Harriman	7,000	1/12/12	11,140	10,870	270
SELL	GBP	Citibank N.A.	11,000	1/12/12	17,272	17,082	190
SELL	GBP	JPMorgan Chase Bank N.A	44,193	1/12/12	69,055	68,626	429
SELL	GBP	UBS AG	10,000	1/12/12	15,900	15,529	371
BUY	JPY	Barclays Bank PLC	5,245,798	1/12/12	67,397	68,161	764
BUY	JPY	Brown Brothers Harriman	2,609,000	1/12/12	33,571	33,900	329
BUY	JPY	Citibank N.A.	2,368,000	1/12/12	30,504	30,768	264
BUY	JPY	Credit Suisse Group	24,352,889	1/12/12	313,399	316,427	3,028
BUY	JPY	JPMorgan Chase Bank N.A	43,220,423	1/12/12	554,842	561,580	6,738
BUY	JPY	Merrill Lynch International Bank	1,436,000	1/12/12	18,511	18,659	148
BUY	JPY	UBS AG	4,675,000	1/12/12	60,273	60,744	471
SELL	JPY	Credit Suisse Group	4,656,000	1/12/12	60,962	60,497	465
SELL	JPY	JPMorgan Chase Bank N.A	1,498,000	1/12/12	19,479	19,464	15
SELL	JPY	Merrill Lynch International Bank	2,685,000	1/12/12	35,036	34,887	149
SELL	JPY	Royal Bank of Scotland Group PLC	184,000	1/12/12	2,397	2,391	6
SELL	NOK	Barclays Bank PLC	245,457	1/12/12	42,854	41,030	1,824
SELL	NOK	Credit Suisse Group	909,710	1/12/12	154,664	152,065	2,599

8

MFS Global Governments Portfolio

Portfolio of Investments – continued

Derivative Contracts at 12/31/11 – continued

Forward Foreign Currency Exchange Contracts at 12/31/11 – continued

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
SELL	NOK	JPMorgan Chase Bank N.A	177,215	1/12/12	$30,566	$29,623	$943
SELL	SEK	Barclays Bank PLC	1,624,035	1/12/12	238,742	235,887	2,855
SELL	SEK	Citibank N.A.	109,000	1/12/12	16,221	15,832	389
SELL	SEK	Deutsche Bank AG	753,245	1/12/12	110,378	109,407	971
SELL	SEK	JPMorgan Chase Bank N.A	549,297	1/12/12	81,220	79,784	1,436
SELL	SEK	Royal Bank of Scotland Group PLC	219,771	1/12/12	32,816	31,921	895

							$164,019

Liability Derivatives
BUY	AUD	Citibank N.A.	17,000	1/12/12	$17,427	$17,372	$(55)
SELL	AUD	Barclays Bank PLC	8,000	1/12/12	7,967	8,175	(208)
SELL	AUD	Citibank N.A.	75,009	1/12/12	75,264	76,649	(1,385)
SELL	AUD	Credit Suisse Group	9,000	1/12/12	8,690	9,197	(507)
SELL	AUD	JPMorgan Chase Bank N.A	20,344	1/12/12	20,672	20,789	(117)
SELL	AUD	Westpac Banking Corp.	63,995	1/12/12	61,011	65,394	(4,383)
BUY	CAD	Barclays Bank PLC	25,000	1/12/12	24,672	24,535	(137)
SELL	CAD	Barclays Bank PLC	7,000	1/12/12	6,679	6,870	(191)
SELL	CAD	Citibank N.A.	22,764	1/12/12	22,333	22,341	(8)
SELL	CAD	Goldman Sachs International	517,667	1/12/12	494,603	508,036	(13,433)
SELL	CAD	JPMorgan Chase Bank N.A	96,394	1/12/12	94,075	94,601	(526)
SELL	CAD	UBS AG	10,000	1/12/12	9,719	9,814	(95)
BUY	CNY	JPMorgan Chase Bank N.A	2,395,000	5/16/12	380,763	379,813	(950)
SELL	CNY	Barclays Bank PLC	20,000	1/18/12	3,135	3,177	(42)
SELL	CNY	JPMorgan Chase Bank N.A	2,395,000	5/16/12	376,321	379,813	(3,492)
BUY	DKK	Deutsche Bank AG	1,547	1/12/12	279	269	(10)
BUY	DKK	JPMorgan Chase Bank N.A	65,000	1/12/12	12,004	11,318	(686)
BUY	DKK	Merrill Lynch International Bank	91,097	1/12/12	16,415	15,862	(553)
BUY	EUR	Barclays Bank PLC	126,000	1/12/12	169,317	163,083	(6,234)
BUY	EUR	Brown Brothers Harriman	18,000	1/12/12	25,478	23,298	(2,180)
BUY	EUR	Citibank N.A.	1,023,221	1/12/12	1,368,416	1,324,368	(44,048)
BUY	EUR	Credit Suisse Group	302,452	1/12/12	411,446	391,467	(19,979)
BUY	EUR	Deutsche Bank AG	295,000	1/12/12	400,969	381,822	(19,147)
BUY	EUR	Goldman Sachs International	423,661	1/12/12	582,745	548,350	(34,395)
BUY	EUR	HSBC Bank	23,452	1/12/12	31,622	30,354	(1,268)
BUY	EUR	JPMorgan Chase Bank N.A	296,195	1/12/12	397,171	383,369	(13,802)
BUY	EUR	UBS AG	469,103	1/12/12	627,113	607,167	(19,946)
SELL	EUR	Citibank N.A.	28,000	1/12/12	36,200	36,241	(41)
BUY	GBP	Barclays Bank PLC	84,000	1/12/12	131,761	130,443	(1,318)
BUY	GBP	Citibank N.A.	12,000	1/12/12	18,920	18,635	(285)
BUY	GBP	Goldman Sachs International	6,000	1/12/12	9,504	9,317	(187)
BUY	GBP	JPMorgan Chase Bank N.A	42,193	1/12/12	65,803	65,520	(283)
SELL	GBP	Barclays Bank PLC	32,437	1/12/12	49,992	50,371	(379)
SELL	GBP	Citibank N.A.	14,000	1/12/12	21,584	21,741	(157)
BUY	JPY	Barclays Bank PLC	685,000	1/12/12	8,915	8,900	(15)
BUY	JPY	Brown Brothers Harriman	3,218,000	1/12/12	42,296	41,813	(483)
BUY	JPY	Citibank N.A.	1,883,000	1/12/12	24,617	24,467	(150)
BUY	JPY	Credit Suisse Group	40,230,081	1/12/12	524,635	522,725	(1,910)
BUY	JPY	Deutsche Bank AG	2,841,000	1/12/12	37,001	36,914	(87)
BUY	JPY	Goldman Sachs International	108,214,502	1/12/12	1,411,046	1,406,074	(4,972)

9

MFS Global Governments Portfolio

Portfolio of Investments – continued

Derivative Contracts at 12/31/11 – continued

Forward Foreign Currency Exchange Contracts at 12/31/11 – continued

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
BUY	JPY	HSBC Bank	108,214,502	1/12/12	$1,411,322	$1,406,074	$(5,248)
BUY	JPY	Morgan Stanley Capital Services, Inc.	1,861,544	1/12/12	24,269	24,188	(81)
BUY	JPY	UBS AG	3,599,000	1/12/12	47,466	46,763	(703)
SELL	JPY	Barclays Bank PLC	26,255,000	1/12/12	337,067	341,142	(4,075)
SELL	JPY	Credit Suisse Group	4,318,000	1/12/12	55,542	56,105	(563)
SELL	JPY	Deutsche Bank AG	3,566,000	1/12/12	46,304	46,334	(30)
SELL	JPY	JPMorgan Chase Bank N.A	43,220,423	1/12/12	554,842	561,580	(6,738)
SELL	JPY	Merrill Lynch International Bank	1,641,000	1/12/12	21,091	21,322	(231)
SELL	JPY	Morgan Stanley Capital Services , Inc.	8,695,000	1/12/12	111,872	112,978	(1,106)
SELL	JPY	Royal Bank of Scotland Group PLC	3,969,000	1/12/12	51,124	51,571	(447)
SELL	JPY	UBS AG	765,000	1/12/12	9,832	9,940	(108)
BUY	NOK	Citibank N.A.	33,000	1/12/12	5,811	5,516	(295)
BUY	NOK	JPMorgan Chase Bank N.A	177,215	1/12/12	30,566	29,623	(943)
BUY	SEK	Citibank N.A.	256,000	1/12/12	38,050	37,183	(867)
BUY	SEK	JPMorgan Chase Bank N.A	549,297	1/12/12	81,220	79,785	(1,435)
SELL	SEK	Barclays Bank PLC	104,000	1/12/12	14,966	15,105	(139)
SELL	SEK	Deutsche Bank AG	732,948	1/12/12	105,613	106,458	(845)
SELL	SEK	UBS AG	36,000	1/12/12	5,193	5,228	(35)

							$(221,933)

At December 31, 2011, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

10

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $30,405,328)	$33,118,195
Underlying affiliated funds, at cost and value	923,205
Total investments, at value (identified cost, $31,328,533)	$34,041,400
Cash	2,747,742
Foreign currency, at value (identified cost, $270)	271
Receivables for
Forward foreign currency exchange contracts	164,019
Interest	355,392
Other assets	1,266
Total assets		$37,310,090
Liabilities
Payables for
Forward foreign currency exchange contracts	$221,933
Fund shares reacquired	162,960
Payable to affiliates
Investment adviser	1,140
Distribution and/or service fees	53
Payable for Trustees’ compensation	45
Accrued expenses and other liabilities	54,690
Total liabilities		$440,821
Net assets		$36,869,269
Net assets consist of
Paid-in capital	$33,992,442
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	2,643,787
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(586,841)
Undistributed net investment income	819,881
Net assets		$36,869,269
Shares of beneficial interest outstanding		3,269,383

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$34,252,309	3,034,326	$11.29
Service Class	2,616,960	235,057	11.13

See Notes to Financial Statements

11

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Interest	$835,465
Dividends from underlying affiliated funds	61
Total investment income		$835,526
Expenses
Management fee	$242,008
Distribution and/or service fees	7,018
Administrative services fee	17,500
Trustees’ compensation	3,766
Custodian fee	19,525
Shareholder communications	11,387
Auditing fees	57,133
Legal fees	5,361
Miscellaneous	11,890
Total expenses		$375,588
Fees paid indirectly	(2)
Reduction of expenses by investment adviser	(45,510)
Net expenses		$330,076
Net investment income		$505,450
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$478,928
Foreign currency transactions	6,937
Net realized gain (loss) on investments and foreign currency transactions		$485,865
Change in unrealized appreciation (depreciation)
Investments	$904,965
Translation of assets and liabilities in foreign currencies	(13,975)
Net unrealized gain (loss) on investments and foreign currency translation		$890,990
Net realized and unrealized gain (loss) on investments and foreign currency		$1,376,855
Change in net assets from operations		$1,882,305

See Notes to Financial Statements

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MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$505,450	$550,040
Net realized gain (loss) on investments and foreign currency transactions	485,865	413,512
Net unrealized gain (loss) on investments and foreign currency translation	890,990	530,555
Change in net assets from operations	$1,882,305	$1,494,107
Distributions declared to shareholders
From net investment income	$(707,802)	$—
From net realized gain on investments	(327,622)	(271,570)
Total distributions declared to shareholders	$(1,035,424)	$(271,570)
Change in net assets from fund share transactions	$2,882,411	$(3,689,597)
Total change in net assets	$3,729,292	$(2,467,060)
Net assets
At beginning of period	33,139,977	35,607,037
At end of period (including undistributed net investment income of $819,881 and $505,628, respectively)	$36,869,269	$33,139,977

See Notes to Financial Statements

13

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.00	$10.60	$11.59	$11.43	$10.70
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.18	$0.22	$0.26	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	0.49	0.30	0.13	0.84	0.58
Total from investment operations	$0.67	$0.48	$0.35	$1.10	$0.94
Less distributions declared to shareholders
From net investment income	$(0.26)	$—	$(1.34)	$(0.94)	$(0.21)
From net realized gain on investments	(0.12)	(0.08)	—	—	—
Total distributions declared to shareholders	$(0.38)	$(0.08)	$(1.34)	$(0.94)	$(0.21)
Net asset value, end of period (x)	$11.29	$11.00	$10.60	$11.59	$11.43
Total return (%) (k)(r)(s)(x)	6.06	4.61	4.06	10.12	8.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.15	1.16	1.09	1.08
Expenses after expense reductions (f)	1.00	1.00	1.00	1.00	1.00
Net investment income	1.59	1.64	2.08	2.31	3.33
Portfolio turnover	70	66	84	113	134
Net assets at end of period (000 omitted)	$34,252	$30,047	$32,034	$36,813	$36,559

See Notes to Financial Statements

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MFS Global Governments Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.85	$10.48	$11.47	$11.32	$10.60
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.15	$0.19	$0.23	$0.33
Net realized and unrealized gain (loss) on investments and foreign currency	0.48	0.30	0.12	0.84	0.58
Total from investment operations	$0.63	$0.45	$0.31	$1.07	$0.91
Less distributions declared to shareholders
From net investment income	$(0.23)	$—	$(1.30)	$(0.92)	$(0.19)
From net realized gain on investments	(0.12)	(0.08)	—	—	—
Total distributions declared to shareholders	$(0.35)	$(0.08)	$(1.30)	$(0.92)	$(0.19)
Net asset value, end of period (x)	$11.13	$10.85	$10.48	$11.47	$11.32
Total return (%) (k)(r)(s)(x)	5.75	4.38	3.77	9.93	8.67
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.39	1.40	1.41	1.35	1.33
Expenses after expense reductions (f)	1.25	1.25	1.25	1.25	1.25
Net investment income	1.34	1.39	1.78	2.03	3.08
Portfolio turnover	70	66	84	113	134
Net assets at end of period (000 omitted)	$2,617	$3,093	$3,573	$6,371	$4,063

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

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MFS Global Governments Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Governments Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair

16

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Notes to Financial Statements – continued

value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$7,879,095	$—	$7,879,095
Non-U.S. Sovereign Debt	—	22,360,268	—	22,360,268
Residential Mortgage-Backed Securities	—	1,255,818	—	1,255,818
Commercial Mortgage-Backed Securities	—	223,952	—	223,952
Foreign Bonds	—	195,066	—	195,066
Short Term Securities	—	1,203,996	—	1,203,996
Mutual Funds	923,205	—	—	923,205
Total Investments	$923,205	$33,118,195	$—	$34,041,400

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(57,914)	$—	$(57,914)

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2011 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$164,019	$(221,933)

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MFS Global Governments Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Foreign Currency Transactions
Foreign Exchange	$(3,235)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange	$(1,442)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

18

MFS Global Governments Portfolio

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains)	$863,984	$52,511
Long-term capital gains	171,440	219,059
Total distributions	$1,035,424	$271,570

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$31,793,860
Gross appreciation	2,818,366
Gross depreciation	(570,826)
Net unrealized appreciation (depreciation)	$2,247,540
Undistributed ordinary income	996,242
Capital loss carryforwards	(128,619)
Other temporary differences	(238,336)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

19

MFS Global Governments Portfolio

Notes to Financial Statements – continued

As of December 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Post-enactment losses:
Short-Term	$(30,621)
Long-Term	(97,998)
Total	$(128,619)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$652,562	$—	$298,684	$246,429
Service Class	55,240	—	28,938	25,141
Total	$707,802	$—	$327,622	$271,570

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, and brokerage commissions, such that total annual fund operating expenses do not exceed 1.25% of the fund’s average daily net assets. MFS’ agreement to limit the fund’s total annual operating expenses is contained in the investment advisory agreement between MFS and the fund. This agreement terminated on December 31, 2011 in connection with shareholder approval on December 1, 2011 of a new investment advisory agreement between the trust, on behalf of the fund, and MFS effective January 1, 2012. In addition, the investment adviser has voluntarily agreed to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, and brokerage commissions, such that total annual operating expenses do not exceed 1.00% of the fund’s average daily net assets attributable to Initial Class shares. This voluntary agreement terminated December 31, 2011. For the year ended December 31, 2011 these reductions amounted to $45,510 and are reflected as a reduction of total expenses in the Statements of Operations.

Effective January 1, 2012, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2015.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of

20

MFS Global Governments Portfolio

Notes to Financial Statements – continued

the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2011, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0542% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $525 and are included in miscellaneous expense on the Statement of Operations.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$10,925,548	$14,441,269
Investments (non-U.S. Government securities)	$9,766,538	$11,642,506

Purchases exclude the value of securities acquired in connection with the Global Governments Variable Account merger. (See Note 8.)

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	202,675	$2,304,762	168,578	$1,826,044
Service Class	19,493	215,069	62,979	669,806
	222,168	$2,519,831	231,557	$2,495,850
Shares issued in connection with acquisition of Global Governments Variable Account
Initial Class	528,467	$5,924,201
Shares issued to shareholders in reinvestment of distributions
Initial Class	82,933	$951,246	23,627	$246,429
Service Class	7,436	84,178	2,441	25,141
	90,369	$1,035,424	26,068	$271,570
Shares reacquired
Initial Class	(511,532)	$(5,748,742)	(483,326)	$(5,176,405)
Service Class	(76,992)	(848,303)	(121,224)	(1,280,612)
	(588,524)	$(6,597,045)	(604,550)	$(6,457,017)
Net change
Initial Class	302,543	$3,431,467	(291,121)	$(3,103,932)
Service Class	(50,063)	(549,056)	(55,804)	(585,665)
	252,480	$2,882,411	(346,925)	$(3,689,597)

21

MFS Global Governments Portfolio

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $248 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	923,205	—	923,205

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$61	$923,205

(8)	Acquisitions

At the close of business on December 2, 2011, the fund with net assets of $31,193,981 acquired all of the investment-related assets and liabilities of Global Governments Variable Account. The acquisition was part of a transaction in which the Global Governments Variable Account was converted into a unit investment trust (“UIT”) that invests in the fund (the acquisition of the Account’s assets and liabilities and subsequent conversion into a UIT hereinafter referred to as the “Reorganization”). The Reorganization provided the contract owners of the Global Governments Variable Account with the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of 528,467 shares of the fund (valued at $5,924,201) for all of the investment-related assets and liabilities of Global Governments Variable Account. Global Governments Variable Account’s net assets on that date were $5,924,201 including investments valued at $5,952,050 with a cost basis of $5,657,871. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from Global Governments Variable Account were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Global Governments Variable Account that have been included in MFS Global Governments Portfolio’s Statement of Operations since December 2, 2011.

Assuming the acquisition had been completed on January 1, 2011, the fund’s pro forma results of operations for the year ended December 31, 2011 are as follows:

Net investment income	$617,563
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1,499,344
Change in net assets from operations	$2,116,907

22

MFS Global Governments Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Governments Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Governments Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Governments Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

23

MFS Global Governments Portfolio

RESULTS OF SHAREHOLDER MEETING (unaudited)

At a special meeting of shareholders of MFS Global Governments Portfolio, which was held on December 1, 2011, the following actions were taken for which shareholders of all series of MFS Variable Insurance Trust II voted together as a single class with respect to Item 1 and shareholders of MFS Global Governments Portfolio voted as a separate class with respect to Items 2 and 3:

Item 1: Election of ten Trustees as members of the Board of Trustees of the Trust effective January 1, 2012:

	Number of Shares
	For	Withheld Authority
Robert E. Butler	681,916,712.8686	46,472,894.9218
Maureen R. Goldfarb	682,835,794.8512	45,553,812.9392
David H. Gunning	681,500,267.3085	46,889,340.4819
William R. Gutow	681,050,223.5547	47,339,384.2357
Michael Hegarty	682,477,088.8584	45,912,518.9320
John P. Kavanaugh	683,794,425.4269	44,595,182.3635
Robert J. Manning	682,699,559.7374	45,690,048.0530
J. Dale Sherratt	681,362,743.0513	47,026,864.7391
Laurie J. Thomsen	683,408,094.0000	44,981,513.7904
Robert W. Uek	681,424,852.0247	46,964,755.7657

Item 2: To approve a new investment advisory agreement dated January 1, 2012, between the Trust, on behalf of MFS Global Governments Portfolio, and MFS:

Number of Shares
For	Against	Withheld Authority
2,169,402.3408	170,894.5861	453,299.9546

Item 3: To approve revisions to and restatements of certain fundamental investment restrictions of MFS Global Governments Portfolio effective January 1, 2012 as detailed below:

		Number of Shares
		For	Against	Withheld Authority
A.	Borrowing	2,238,558.1069	264,433.9720	290,604.8026
B.	Underwriting Securities	2,266,208.7097	225,884.2774	301,503.8944
C.	Issuance of Senior Securities	2,247,223.0375	207,273.9396	339,099.9044
D.	Lending of Money or Securities	2,262,661.6251	221,722.5540	309,212.7024
E.	Purchases or Sales of Real Estate; Interests in Oil, Gas or Mineral Leases; and Commodities	2,291,822.6406	196,545.8638	305,228.3771
F.	Industry Concentration	2,314,152.5094	164,946.5566	314,497.8155

24

MFS Global Governments Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

25

MFS Global Governments Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

26

MFS Global Governments Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Matthew Ryan Erik Weisman

27

MFS Global Governments Portfolio

At a special meeting of shareholders of the MFS Global Governments Portfolio (hereinafter referred to as the “Fund” or the “Portfolio”), which was held on December 1, 2011, the shareholders approved a new investment advisory agreement based on the recommendation of the Board of Trustees. At its July, 2011 meeting, the Board of Trustees (i) approved, and recommended for shareholder approval, the new investment advisory agreement effective January 1, 2012, and (ii) the continuation of the existing investment advisory agreement effective September 1, 2011. The following includes a description of the factors that the Board of Trustees considered and the conclusions that formed the basis of their approval of both the new investment advisory agreement and the continuation of the prior investment advisory agreement.

BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the new investment advisory agreement (the “New Agreement”) between Massachusetts Financial Services Company (“MFS”) and MFS Variable Insurance Trust II (the “Trust”) on behalf of the Portfolio and, beginning on the second anniversary of the initial effective date of the New Agreement, annually approve the continuation of the New Agreement. The Trustees have considered matters bearing on the Portfolio and the then current advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in July 2011 to consider the initial approval of the New Agreement, and to recommend that shareholders approve the New Agreement. The independent Trustees were assisted in their evaluation of the New Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management. The independent Trustees were also assisted in this process by the Portfolio’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the initial approval of the New Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The New Agreement was considered separately for the series of the Trust (collectively, the “Portfolios”), although the Trustees also took into account the common interests of all Portfolios in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and/or shareholder services to be performed by MFS under the New Agreement and other arrangements with the Trust.

In connection with their initial review meeting, the Trustees received and relied upon materials that included, among other items: (i) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (ii) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” would be observed for the Portfolio under the New Agreement, and (iii) a comparison and summary of the differences in the provisions in the New Agreement compared to those in each of the then current investment advisory agreements for the Portfolios. In addition, in connection with the independent Trustees’ meetings in May and July, 2011 (the “contract review meetings”) for the purpose of considering whether to approve the continuation of the then current investment advisory agreements for the Portfolio, the independent Trustees received: (1) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Portfolio for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (2) information provided by Lipper on the Portfolio’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (3) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Portfolio, (4) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (5) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (6) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Portfolio. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the initial approval of the New Agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Portfolio, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Portfolio could reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that

28

MFS Global Governments Portfolio

Board Approval of New Investment Advisory Agreement – continued

the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Because the portfolio management team managing the Portfolio’s investments under the then current investment advisory agreement will remain the same under the New Agreement for the Portfolio, the Trustees compared the Portfolio’s total return investment performance to the performance of its Lipper performance universe over various time periods, based on information provided by Lipper. The Trustees placed particular emphasis on the total return performance of the Portfolio’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods.

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 5th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 4th quintile for the three-year and the five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS’ explanation of steps taken to improve performance, the Board of Trustees concluded that the Portfolio’s performance was adequate.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year. For Portfolios whose performance lagged their peer groups, they discussed the factors that contributed thereto and MFS’ efforts to improve such Portfolios’ performance. After reviewing this information, the Trustees concluded, within the context of their overall conclusions regarding the New Agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Portfolio’s advisory fee, the Trustees considered, among other information, the Portfolio’s advisory fee and the total expense ratio of the Portfolio’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Portfolio, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Portfolio is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio. The Trustees further concluded that the existing breakpoint was sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered whether the Portfolio is likely to benefit from any economies of scale due to future asset growth. In this regard, the Trustees reviewed the adequacy of breakpoints and discussed with MFS any adjustments necessary for the shareholders’ benefit.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Portfolio and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Portfolio and other accounts and products for purposes of estimating profitability.

The Trustees noted that there would be no increase to the net advisory fee arrangement for the Portfolio under the New Agreement when compared to the Portfolio’s then current investment advisory agreement. After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Portfolio under the New Agreement represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Portfolio. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

29

MFS Global Governments Portfolio

Board Approval of New Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Trust by MFS and its affiliates under agreements and plans other than the New Agreement, including the 12b-1 fees the Portfolio pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Portfolio’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Portfolio were satisfactory. The Trustees also considered the benefits to MFS from the use of the Portfolio’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the New Agreement should be approved for an initial two-year period, commencing upon its effective date, as set forth in the New Agreement.

BOARD APPROVAL OF CONTINUATION OF PRIOR INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and other investment companies that the Board oversees as a whole, and for MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual

30

MFS Global Governments Portfolio

Board Approval of Continuation of Prior Investment Advisory Agreement – continued

Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 4th quintile for the three-year and the five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS’ explanation of steps taken to improve performance, the Board of Trustees concluded that the Fund’s performance was adequate.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data (which takes into account any reductions or expense limitations) that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

31

MFS Global Governments Portfolio

Board Approval of Continuation of Prior Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

32

MFS Global Governments Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $189,000 as capital gain dividends paid during the fiscal year.

33

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

34

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

35

MFS® High Yield Portfolio

MFS® Variable Insurance Trust II

ANNUAL REPORT

December 31, 2011

HYS-ANN

MFS® HIGH YIELD PORTFOLIO

The report is prepared for the general information of contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS High Yield Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS High Yield Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Energy-Independent	8.8%
Broadcasting	5.9%
Medical & Health Technology & Services	5.7%
Utilities – Electric Power	5.1%
Gaming & Lodging	4.8%

Composition including fixed income credit quality (a)(i)
A	0.1%
BBB	5.0%
BB	26.9%
B	45.9%
CCC	15.4%
CC	0.6%
C	0.2%
D	0.2%
Not Rated	0.7%
Non-Fixed Income	1.2%
Cash & Other	3.8%

Portfolio facts (i)
Average Duration (d)	4.3
Average Effective Maturity (m)	7.1 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Not Rated includes fixed income securities which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS High Yield Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS High Yield Portfolio (the “fund”) provided a total return of 4.13%, while Service Class shares of the fund provided a total return of 3.86%. These compare with a return of 4.96% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index. Effective September 15, 2011, the Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index replaced the Barclays Capital U.S. High-Yield Corporate Bond Index as the fund’s primary benchmark. The Barclays Capital U.S. High-Yield Corporate Bond Index generated a return of 4.98% over the reporting period.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

Relative to the Barclays Capital U.S. High-Yield Corporate Bond Index, the fund’s greater exposure to “BBB” and “B” rated (r) securities detracted from performance as these credit quality sectors underperformed higher-rated securities over the reporting period.

The fund’s greater exposure to the financial sector also hindered relative results. This market segment underperformed the benchmark as Europe’s mounting sovereign debt crisis put pressure on most financial companies.

Among individual securities, the fund’s holdings of automotive financial services firm Ally Financial were among the fund’s top relative detractors for the reporting period. Debt holdings of aviation company Hawker Beechcraft Acquisition, financial services firm First Union National Bank Commercial Mortgage Trust, and cement manufacturer CEMEX also held back relative returns.

Contributors to Performance

The fund’s lesser exposure to “BB” rated securities contributed to performance. The fund’s return from yield, which was greater than that of the benchmark, also benefited relative results.

Top individual contributors during the reporting period included the fund’s debt holdings of Anthracite CDO (h), funeral homes operator Service Corp. International, energy company Energy Future Holdings, financial services firm Wachovia, and insurance company American International Group.

Respectfully,

William Adams	David Cole
Portfolio Manager	Portfolio Manager

Note to Contract Owners: Effective May 1, 2011, William Adams replaced John Addeo as a co-manager of the fund.

(h)	Security was not held in the fund at period end.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS High Yield Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/12/85	4.13%	5.34%	7.17%
Service Class	8/24/01	3.86%	5.09%	6.91%

Comparative benchmarks
Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)(z)		4.96%	7.74%	8.96%
Barclays Capital U.S. High-Yield Corporate Bond Index (f)(z)		4.98%	7.54%	8.85%

(f)	Source: FactSet Research Systems Inc.

(z)	Effective September 15, 2011, the Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index replaced the Barclays Capital U.S. High-Yield Corporate Bond Index as the fund’s primary benchmark as the new benchmark more appropriately aligns with the fund’s investment strategy.

Benchmark Definitions

Barclays Capital U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index – is a component of the Barclays Capital U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

4

MFS High Yield Portfolio

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS High Yield Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	0.81%	$1,000.00	$994.62	$4.07
	Hypothetical (h)	0.81%	$1,000.00	$1,021.12	$4.13
Service Class	Actual	1.06%	$1,000.00	$994.85	$5.33
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS High Yield Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par		Value ($)

BONDS – 92.5%
Aerospace – 1.7%
BE Aerospace, Inc., 8.5%, 2018		$370,000	$405,150
Bombardier, Inc., 7.5%, 2018 (n)		1,020,000	1,091,400
Bombardier, Inc., 7.75%, 2020 (n)		390,000	425,100
CPI International, Inc., 8%, 2018		755,000	628,537
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015		884,000	163,540
Heckler & Koch GmbH, 9.5%, 2018 (z)	EUR	390,000	320,521
Huntington Ingalls Industries, Inc., 7.125%, 2021 (n)		$785,000	769,300

			$3,803,548

Apparel Manufacturers – 0.7%
Hanesbrands, Inc., 8%, 2016		$410,000	$445,875
Hanesbrands, Inc., 6.375%, 2020		390,000	395,850
Phillips-Van Heusen Corp., 7.375%, 2020		795,000	862,575

			$1,704,300

Asset-Backed & Securitized – 0.8%
Arbor Realty Mortgage Securities, CDO, FRN, 2.711%, 2038 (z)		$568,228	$73,870
Arcap REIT, Inc., CDO, “H”, FRN, 6.013%, 2045 (a)(d)(z)		28,539	1
Citigroup Commercial Mortgage Trust, FRN, 5.697%, 2049		1,100,911	385,001
Crest Ltd., CDO, 7%, 2040 (a)(p)		170,894	8,545
CWCapital Cobalt Ltd., CDO, 6.23%, 2045 (a)(p)(z)		1,143,583	22,872
CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.72%, 2050 (z)		516,539	10,331
First Union National Bank Commercial Mortgage Trust, 6.75%, 2032		1,020,000	554,042
G-Force LLC, CDO, “A2”, 4.83%, 2036 (z)		419,589	399,134
JPMorgan Chase Commercial Mortgage Securities Corp., “C”, FRN, 6.058%, 2051		800,000	347,600
Wachovia Bank Commercial Mortgage Trust, FRN, 5.744%, 2047		644,486	101,958

			$1,903,354

Automotive – 3.0%
Accuride Corp., 9.5%, 2018		$980,000	$945,700
Allison Transmission, Inc., 7.125%, 2019 (n)		650,000	637,000
Chrysler Group LLC/CG Co-Issuer, Inc., 8.25%, 2021 (n)		480,000	436,800
Ford Motor Co., 7.45%, 2031		750,000	900,000
Ford Motor Credit Co. LLC, 8%, 2014		100,000	108,847
Ford Motor Credit Co. LLC, 12%, 2015		1,514,000	1,854,635
General Motors Financial Co., Inc., 6.75%, 2018 (n)		610,000	622,200
Jaguar Land Rover PLC, 7.75%, 2018 (n)		155,000	147,638
Jaguar Land Rover PLC, 8.125%, 2021 (n)		805,000	756,700
Lear Corp., 8.125%, 2020		450,000	495,000

			$6,904,520

Issuer	Shares/Par	Value ($)

BONDS – continued
Basic Industry – 0.4%
Trimas Corp., 9.75%, 2017	$760,000	$824,600

Broadcasting – 5.4%
Allbritton Communications Co., 8%, 2018	$375,000	$372,187
AMC Networks, Inc., 7.75%, 2021 (n)	454,000	493,725
Clear Channel Communications, Inc., 9%, 2021	546,000	460,005
EH Holding Corp., 7.625%, 2021 (n)	455,000	477,750
Gray Television, Inc., 10.5%, 2015	205,000	193,725
Inmarsat Finance PLC, 7.375%, 2017 (n)	845,000	883,025
Intelsat Bermuda Ltd., 11.25%, 2017	910,000	880,425
Intelsat Jackson Holdings Ltd., 9.5%, 2016	1,270,000	1,327,150
Intelsat Jackson Holdings Ltd., 11.25%, 2016	610,000	640,881
LBI Media, Inc., 8.5%, 2017 (z)	740,000	407,925
Liberty Media Corp., 8.5%, 2029	875,000	848,750
Local TV Finance LLC, 9.25%, 2015 (p)(z)	1,117,186	1,066,913
Newport Television LLC, 13%, 2017 (n)(p)	347,901	295,885
Nexstar Broadcasting Group, Inc., 8.875%, 2017	315,000	322,875
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)	465,000	506,850
Sinclair Broadcast Group, Inc., 8.375%, 2018	125,000	129,062
SIRIUS XM Radio, Inc., 13%, 2013 (n)	420,000	476,700
SIRIUS XM Radio, Inc., 8.75%, 2015 (n)	535,000	585,825
SIRIUS XM Radio, Inc., 7.625%, 2018 (n)	595,000	624,750
Univision Communications, Inc., 6.875%, 2019 (n)	440,000	424,600
Univision Communications, Inc., 7.875%, 2020 (n)	375,000	380,625
Univision Communications, Inc., 8.5%, 2021 (n)	495,000	450,450

		$12,250,083

Brokerage & Asset Managers – 0.4%
E*TRADE Financial Corp., 7.875%, 2015	$50,000	$50,250
E*TRADE Financial Corp., 12.5%, 2017	845,000	954,850

		$1,005,100

Building – 1.8%
Associated Materials LLC, 9.125%, 2017	$195,000	$170,137
Building Materials Holding Corp., 6.875%, 2018 (n)	565,000	593,250
Building Materials Holding Corp., 7%, 2020 (n)	345,000	370,875
Building Materials Holding Corp., 6.75%, 2021 (n)	305,000	320,250
CEMEX S.A., 9.25%, 2020	1,550,000	1,181,875
Masonite International Corp., 8.25%, 2021 (n)	375,000	367,500
Nortek, Inc., 10%, 2018 (n)	215,000	203,713
Nortek, Inc., 8.5%, 2021 (n)	825,000	697,125
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 8.625%, 2017 (n)	284,000	289,680

		$4,194,405

7

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Business Services – 1.5%
Ceridian Corp., 12.25%, 2015 (p)		$370,000	$286,750
iGate Corp., 9%, 2016 (n)		661,000	682,483
Interactive Data Corp., 10.25%, 2018		665,000	728,175
Iron Mountain, Inc., 8.375%, 2021		845,000	899,925
SunGard Data Systems, Inc., 10.25%, 2015		433,000	448,696
SunGard Data Systems, Inc., 7.375%, 2018		325,000	332,719

			$3,378,748

Cable TV – 3.8%
Bresnan Broadband Holdings LLC, 8%, 2018 (n)		$185,000	$192,400
Cablevision Systems Corp., 8.625%, 2017		550,000	609,125
CCH II LLC, 13.5%, 2016		785,000	906,675
CCO Holdings LLC, 7.875%, 2018		660,000	703,725
CCO Holdings LLC, 8.125%, 2020		980,000	1,073,100
Cequel Communications Holdings, 8.625%, 2017 (n)		415,000	439,900
CSC Holdings LLC, 8.5%, 2014		70,000	77,438
DISH DBS Corp., 6.75%, 2021		260,000	280,150
EchoStar Corp., 7.125%, 2016		605,000	651,888
Insight Communications Co., Inc., 9.375%, 2018 (n)		660,000	754,050
Mediacom LLC, 9.125%, 2019		610,000	647,362
Telenet Finance Luxembourg, 6.375%, 2020 (n)	EUR	165,000	205,009
UPCB Finance III Ltd., 6.625%, 2020 (n)		$908,000	894,380
Virgin Media Finance PLC, 9.5%, 2016		225,000	252,563
Virgin Media Finance PLC, 8.375%, 2019		525,000	576,188
Ziggo Bond Co. B.V., 8%, 2018 (n)	EUR	320,000	418,302

			$8,682,255

Chemicals – 3.1%
Celanese U.S. Holdings LLC, 6.625%, 2018		$630,000	$669,375
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2018		845,000	792,187
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 9%, 2020		190,000	156,750
Huntsman International LLC, 8.625%, 2021		710,000	752,600
Lyondell Chemical Co., 11%, 2018		722,039	788,828
LyondellBasell Industries, Inc., 6%, 2021 (n)		825,000	855,938
Momentive Performance Materials, Inc., 12.5%, 2014		1,099,000	1,164,940
Momentive Performance Materials, Inc., 11.5%, 2016		652,000	485,740
Nalco Co., 8.25%, 2017		127,000	144,145
Polypore International, Inc., 7.5%, 2017		695,000	719,325
Solutia, Inc., 7.875%, 2020		580,000	630,750

			$7,160,578

Issuer	Shares/Par	Value ($)

BONDS – continued
Computer Software – 0.6%
Lawson Software, Inc., 11.5%, 2018 (n)	$600,000	$582,000
Syniverse Holdings, Inc., 9.125%, 2019	670,000	706,850

		$1,288,850

Computer Software – Systems – 1.2%
Audatex North America, Inc., 6.75%, 2018 (n)	$425,000	$429,250
CDW LLC/CDW Finance Corp., 12.535%, 2017	340,000	341,700
CDW LLC/CDW Finance Corp., 8.5%, 2019	800,000	806,000
DuPont Fabros Technology, Inc., REIT, 8.5%, 2017	830,000	888,100
Eagle Parent, Inc., 8.625%, 2019 (n)	250,000	238,750

		$2,703,800

Conglomerates – 1.6%
Amsted Industries, Inc., 8.125%, 2018 (n)	$990,000	$1,049,400
Dynacast International LLC, 9.25%, 2019 (z)	530,000	498,200
Griffon Corp., 7.125%, 2018	945,000	935,550
Tomkins LLC/Tomkins, Inc., 9%, 2018	1,138,000	1,261,757

		$3,744,907

Consumer Products – 1.2%
Easton-Bell Sports, Inc., 9.75%, 2016	$230,000	$250,700
Elizabeth Arden, Inc., 7.375%, 2021	650,000	676,000
Jarden Corp., 7.5%, 2020	785,000	836,025
Libbey Glass, Inc., 10%, 2015	580,000	620,600
Visant Corp., 10%, 2017	480,000	439,200

		$2,822,525

Consumer Services – 1.0%
Realogy Corp., 11.5%, 2017	$625,000	$487,500
Service Corp. International, 6.75%, 2015	380,000	408,500
Service Corp. International, 7%, 2017	1,325,000	1,437,625

		$2,333,625

Containers – 1.6%
Exopack Holding Corp., 10%, 2018 (z)	$375,000	$375,000
Graham Packaging Co. LP/GPC Capital Corp., 9.875%, 2014	455,000	462,394
Greif, Inc., 6.75%, 2017	1,020,000	1,065,900
Packaging Dynamics Corp., 8.75%, 2016 (z)	270,000	270,000
Reynolds Group, 8.75%, 2016 (n)	285,000	299,963
Reynolds Group, 7.125%, 2019 (n)	570,000	579,975
Reynolds Group, 8.25%, 2021 (n)	495,000	438,075
Sealed Air Corp., 8.125%, 2019 (n)	115,000	125,925
Sealed Air Corp., 8.375%, 2021 (n)	115,000	127,075

		$3,744,307

Defense Electronics – 0.6%
Ducommun, Inc., 9.75%, 2018 (n)	$629,000	$638,435
ManTech International Corp., 7.25%, 2018	540,000	550,125
MOOG, Inc., 7.25%, 2018	125,000	131,875

		$1,320,435

Electrical Equipment – 0.1%
Avaya, Inc., 9.75%, 2015	$270,000	$243,000

8

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Electronics – 0.9%
Freescale Semiconductor, Inc., 9.25%, 2018 (n)	$765,000	$817,594
Freescale Semiconductor, Inc., 8.05%, 2020	340,000	319,600
NXP B.V., 9.75%, 2018 (n)	105,000	114,450
Sensata Technologies B.V., 6.5%, 2019 (n)	715,000	706,063

		$1,957,707

Energy – Independent – 8.6%
ATP Oil & Gas Corp., 11.875%, 2015	$445,000	$292,587
Bill Barrett Corp., 9.875%, 2016	655,000	720,500
Bill Barrett Corp., 7.625%, 2019	175,000	182,875
BreitBurn Energy Partners LP, 8.625%, 2020	325,000	340,031
Carrizo Oil & Gas, Inc., 8.625%, 2018	305,000	308,050
Carrizo Oil & Gas, Inc., 8.625%, 2018 (n)	120,000	120,600
Chaparral Energy, Inc., 8.875%, 2017	1,085,000	1,122,975
Chesapeake Energy Corp., 6.875%, 2020	325,000	347,750
Concho Resources, Inc., 8.625%, 2017	440,000	480,700
Concho Resources, Inc., 6.5%, 2022	810,000	846,450
Connacher Oil & Gas Ltd., 8.5%, 2019 (n)	440,000	398,200
Continental Resources, Inc., 8.25%, 2019	665,000	731,500
Denbury Resources, Inc., 8.25%, 2020	780,000	871,650
Energy XXI Gulf Coast, Inc., 9.25%, 2017	1,050,000	1,139,250
EXCO Resources, Inc., 7.5%, 2018	965,000	911,925
Harvest Operations Corp., 6.875%, 2017 (n)	1,145,000	1,185,075
Hilcorp Energy I/Hilcorp Finance Co., 8%, 2020 (n)	255,000	272,850
Laredo Petroleum, Inc., 9.5%, 2019 (n)	445,000	471,700
LINN Energy LLC, 6.5%, 2019 (n)	310,000	307,675
LINN Energy LLC, 8.625%, 2020	350,000	379,750
LINN Energy LLC, 7.75%, 2021	298,000	309,920
Newfield Exploration Co., 6.625%, 2014	700,000	707,875
Newfield Exploration Co., 6.625%, 2016	375,000	386,250
Newfield Exploration Co., 6.875%, 2020	300,000	321,000
OGX Petroleo e Gas Participacoes S.A., 8.5%, 2018 (n)	1,414,000	1,385,720
Pioneer Natural Resources Co., 7.5%, 2020	630,000	738,890
QEP Resources, Inc., 6.875%, 2021	940,000	1,012,850
Quicksilver Resources, Inc., 9.125%, 2019	320,000	339,200
Range Resources Corp., 8%, 2019	650,000	724,750
SandRidge Energy, Inc., 8%, 2018 (n)	1,160,000	1,171,600
SM Energy Co., 6.5%, 2021 (n)	645,000	664,350
Swift Energy Co., 7.875%, 2022 (n)	310,000	306,125
Whiting Petroleum Corp., 6.5%, 2018	210,000	219,450

		$19,720,073

Engineering – Construction – 0.2%
B-Corp. Merger Sub, Inc., 8.25%, 2019 (n)	$570,000	$535,800

Entertainment – 1.0%
AMC Entertainment, Inc., 8.75%, 2019	$610,000	$631,350
AMC Entertainment, Inc., 9.75%, 2020	520,000	494,000
Cinemark USA, Inc., 8.625%, 2019	755,000	821,062
NAI Entertainment Holdings LLC, 8.25%, 2017 (n)	330,000	348,975

		$2,295,387

Issuer	Shares/Par		Value ($)

BONDS – continued
Financial Institutions – 4.7%
CIT Group, Inc., 5.25%, 2014 (n)		$1,005,000	$1,001,231
CIT Group, Inc., 7%, 2017		3,595,000	3,595,000
CIT Group, Inc., 6.625%, 2018 (n)		846,000	875,610
Credit Acceptance Corp., 9.125%, 2017		450,000	470,250
GMAC, Inc., 8%, 2031		130,000	125,450
International Lease Finance Corp., 8.75%, 2017		840,000	865,200
International Lease Finance Corp., 7.125%, 2018 (n)		991,000	1,025,685
Nationstar Mortgage LLC, 10.875%, 2015		1,160,000	1,148,400
SLM Corp., 8.45%, 2018		230,000	236,900
SLM Corp., 8%, 2020		1,135,000	1,146,350
Springleaf Finance Corp., 6.9%, 2017		495,000	356,400

			$10,846,476

Food & Beverages – 1.6%
ARAMARK Corp., 8.5%, 2015		$485,000	$497,125
B&G Foods, Inc., 7.625%, 2018		690,000	733,125
Constellation Brands, Inc., 7.25%, 2016		230,000	252,713
Pinnacle Foods Finance LLC, 9.25%, 2015		940,000	964,675
Pinnacle Foods Finance LLC, 10.625%, 2017		270,000	283,500
Pinnacle Foods Finance LLC, 8.25%, 2017		195,000	202,800
TreeHouse Foods, Inc., 7.75%, 2018		590,000	638,675

			$3,572,613

Forest & Paper Products – 1.7%
Boise, Inc., 8%, 2020		$580,000	$613,350
Cascades, Inc., 7.75%, 2017		535,000	529,650
Georgia-Pacific Corp., 8%, 2024		615,000	788,495
Graphic Packaging Holding Co., 7.875%, 2018		480,000	511,200
Millar Western Forest Products Ltd., 8.5%, 2021 (z)		145,000	110,200
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	565,000	753,189
Tembec Industries, Inc., 11.25%, 2018		$275,000	283,250
Xerium Technologies, Inc., 8.875%, 2018 (z)		285,000	257,925

			$3,847,259

Gaming & Lodging – 4.7%
Boyd Gaming Corp., 7.125%, 2016		$800,000	$692,000
FelCor Lodging LP, REIT, 6.75%, 2019		365,000	350,400
Firekeepers Development Authority, 13.875%, 2015 (n)		630,000	715,050
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (a)(d)(n)		1,450,000	906
GWR Operating Partnership LLP, 10.875%, 2017		340,000	369,750
Harrah’s Operating Co., Inc., 11.25%, 2017		1,395,000	1,480,444
Harrah’s Operating Co., Inc., 10%, 2018		408,000	265,200
Harrah’s Operating Co., Inc., 10%, 2018		110,000	75,350
Host Hotels & Resorts, Inc., 6.75%, 2016		1,090,000	1,119,975
MGM Mirage, 10.375%, 2014		155,000	177,087

9

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Gaming & Lodging – continued
MGM Mirage, 6.625%, 2015	$260,000	$247,000
MGM Mirage, 7.5%, 2016	130,000	124,475
MGM Resorts International, 11.375%, 2018	880,000	968,000
MGM Resorts International, 9%, 2020	815,000	902,612
Penn National Gaming, Inc., 8.75%, 2019	1,050,000	1,141,875
Seven Seas Cruises S. de R.L., 9.125%, 2019 (n)	475,000	485,688
Wyndham Worldwide Corp., 7.375%, 2020	705,000	804,669
Wynn Las Vegas LLC, 7.75%, 2020	810,000	899,100

		$10,819,581

Health Maintenance Organizations – 0.2%
AMERIGROUP Corp., 7.5%, 2019	$525,000	$540,750

Industrial – 1.2%
Altra Holdings, Inc., 8.125%, 2016	$565,000	$600,312
Dematic S.A., 8.75%, 2016 (z)	740,000	730,750
Hillman Group, Inc., 10.875%, 2018	405,000	400,950
Hyva Global B.V., 8.625%, 2016 (n)	467,000	385,275
Mueller Water Products, Inc., 8.75%, 2020	611,000	663,699

		$2,780,986

Insurance – 0.5%
American International Group, Inc., 8.175% to 2038, FRN to 2068	$550,000	$489,500
MetLife, Inc., 9.25% to 2038, FRN to 2068 (n)	500,000	571,250

		$1,060,750

Insurance – Property & Casualty – 1.0%
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2088 (n)	$765,000	$960,075
USI Holdings Corp., 9.75%, 2015 (z)	570,000	545,775
XL Group PLC, 6.5% to 2017, FRN to 2049	1,000,000	782,500

		$2,288,350

Machinery & Tools – 1.1%
Case Corp., 7.25%, 2016	$390,000	$418,275
Case New Holland, Inc., 7.875%, 2017	1,260,000	1,423,800
CNH Capital LLC, 6.25%, 2016 (n)	175,000	180,250
Rental Service Corp., 9.5%, 2014	130,000	133,575
RSC Equipment Rental, Inc., 8.25%, 2021	360,000	364,500

		$2,520,400

Major Banks – 0.4%
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (a)(d)(n)	$320,000	$200,400
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049	1,125,000	766,406

		$966,806

Medical & Health Technology & Services – 5.6%
Beagle Acquisition Corp., 11%, 2019 (n)	$310,000	$324,338
Biomet, Inc., 10%, 2017	700,000	756,000
Biomet, Inc., 10.375%, 2017 (p)	265,000	286,863
Biomet, Inc., 11.625%, 2017	370,000	401,450
Davita, Inc., 6.375%, 2018	745,000	762,694

Issuer	Shares/Par	Value ($)

BONDS – continued
Medical & Health Technology & Services – continued
Davita, Inc., 6.625%, 2020	$335,000	$344,212
Emergency Medical Services Corp., 8.125%, 2019 (z)	240,000	239,400
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	720,000	807,300
HCA, Inc., 8.5%, 2019	2,050,000	2,244,750
HCA, Inc., 7.5%, 2022	485,000	495,912
Health Management Associates, Inc., 7.375%, 2020 (n)	310,000	322,400
HealthSouth Corp., 8.125%, 2020	1,005,000	1,012,538
Teleflex, Inc., 6.875%, 2019	340,000	354,450
Tenet Healthcare Corp., 9.25%, 2015	425,000	446,781
United Surgical Partners International, Inc., 8.875%, 2017	280,000	279,300
United Surgical Partners International, Inc., 9.25%, 2017 (p)	425,000	427,125
Universal Health Services, Inc., 7%, 2018	515,000	534,312
Universal Hospital Services, Inc., 8.5%, 2015 (p)	870,000	878,700
Universal Hospital Services, Inc., FRN, 4.12%, 2015	335,000	302,338
Vanguard Health Systems, Inc., 0%, 2016	3,000	1,875
Vanguard Health Systems, Inc., 8%, 2018	1,145,000	1,136,412
VWR Funding, Inc., 10.25%, 2015 (p)	366,192	378,093

		$12,737,243

Metals & Mining – 2.7%
AK Steel Corp., 7.625%, 2020	$590,000	$554,600
Arch Coal, Inc., 7%, 2019 (n)	655,000	668,100
Arch Coal, Inc., 7.25%, 2020	350,000	357,875
Cloud Peak Energy, Inc., 8.25%, 2017	1,065,000	1,134,225
Cloud Peak Energy, Inc., 8.5%, 2019	995,000	1,074,600
Consol Energy, Inc., 8%, 2017	555,000	607,725
Consol Energy, Inc., 8.25%, 2020	370,000	408,850
Fortescue Metals Group Ltd., 6.875%, 2018 (n)	190,000	181,925
Fortescue Metals Group Ltd., 8.25%, 2019 (n)	545,000	554,538
Peabody Energy Corp., 6%, 2018 (n)	305,000	311,100
Peabody Energy Corp., 6.25%, 2021 (n)	305,000	315,675

		$6,169,213

Natural Gas – Distribution – 0.2%
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 2021	$390,000	$343,200

Natural Gas – Pipeline – 2.6%
Atlas Pipeline Partners LP, 8.75%, 2018	$560,000	$588,000
Atlas Pipeline Partners LP/Finance Corp., 8.75%, 2018 (n)	495,000	517,275
Crosstex Energy, Inc., 8.875%, 2018	1,040,000	1,136,200
El Paso Corp., 7%, 2017	660,000	723,130
El Paso Corp., 7.75%, 2032	1,040,000	1,201,200
Energy Transfer Equity LP, 7.5%, 2020	855,000	934,087
Enterprise Products Partners LP, 8.375% to 2016, FRN to 2066	465,000	497,550

10

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Natural Gas – Pipeline – continued
Enterprise Products Partners LP, 7.034% to 2018, FRN to 2068		$287,000	$298,480

			$5,895,922

Network & Telecom – 2.5%
CenturyLink, Inc., 7.6%, 2039		$216,000	$211,953
Cincinnati Bell, Inc., 8.25%, 2017		230,000	231,150
Cincinnati Bell, Inc., 8.75%, 2018		975,000	905,531
Citizens Communications Co., 9%, 2031		485,000	442,563
Frontier Communications Corp., 8.25%, 2017		205,000	209,612
Frontier Communications Corp., 8.125%, 2018		900,000	906,750
Frontier Communications Corp., 8.5%, 2020		495,000	506,756
Qwest Communications International, Inc., 7.125%, 2018 (n)		1,075,000	1,118,000
Windstream Corp., 8.125%, 2018		150,000	160,687
Windstream Corp., 7.75%, 2020		755,000	780,481
Windstream Corp., 7.75%, 2021		315,000	322,875

			$5,796,358

Oil Services – 1.2%
Chesapeake Energy Corp., 6.625%, 2019 (n)		$230,000	$239,200
Dresser-Rand Group, Inc., 6.5%, 2021 (z)		130,000	132,925
Edgen Murray Corp., 12.25%, 2015		460,000	414,000
Expro Finance Luxembourg, 8.5%, 2016 (n)		475,000	418,000
McJunkin Red Man Holding Corp., 9.5%, 2016		375,000	380,625
Pioneer Drilling Co., 9.875%, 2018		950,000	992,750
Pioneer Drilling Co., 9.875%, 2018 (n)		70,000	73,150
Unit Corp., 6.625%, 2021		140,000	140,000

			$2,790,650

Other Banks & Diversified Financials – 1.5%
Capital One Financial Corp., 10.25%, 2039		$975,000	$1,011,563
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)		545,000	491,961
LBG Capital No.1 PLC, 7.875%, 2020 (n)		705,000	534,390
Santander UK PLC, 8.963% to 2030, FRN to 2049		1,534,000	1,380,600

			$3,418,514

Pharmaceuticals – 0.5%
Capsugel FinanceCo. SCA, 9.875%, 2019 (n)	EUR	375,000	$490,197
Endo Pharmaceuticals Holdings, Inc., 7%, 2019		$275,000	292,875
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)		325,000	320,938

			$1,104,010

Issuer	Shares/Par	Value ($)

BONDS – continued
Pollution Control – 0.3%
WCA Waste Corp., 7.5%, 2019 (n)	$650,000	$656,500

Printing & Publishing – 0.5%
American Media, Inc., 13.5%, 2018 (z)	$100,346	$81,280
Nielsen Finance LLC, 11.5%, 2016	286,000	327,470
Nielsen Finance LLC, 7.75%, 2018	605,000	653,400

		$1,062,150

Railroad & Shipping – 0.3%
Kansas City Southern de Mexico S.A. de C.V., 6.125%, 2021	$310,000	$318,525
Kansas City Southern Railway, 8%, 2015	270,000	286,538

		$605,063

Real Estate – 1.0%
CB Richard Ellis Group, Inc., 11.625%, 2017	$290,000	$334,225
CNL Lifestyle Properties, Inc., REIT, 7.25%, 2019	325,000	300,625
Entertainment Properties Trust, REIT, 7.75%, 2020	755,000	793,652
Kennedy Wilson, Inc., 8.75%, 2019 (n)	415,000	404,625
MPT Operating Partnership LP, REIT, 6.875%, 2021	440,000	436,150

		$2,269,277

Retailers – 2.7%
Academy Ltd., 9.25%, 2019 (n)	$220,000	$217,250
Burlington Coat Factory Warehouse Corp., 10%, 2019	620,000	606,050
J. Crew Group, Inc., 8.125%, 2019	555,000	530,025
Limited Brands, Inc., 6.9%, 2017	550,000	592,625
Limited Brands, Inc., 7%, 2020	205,000	221,912
Limited Brands, Inc., 6.95%, 2033	320,000	296,800
Neiman Marcus Group, Inc., 10.375%, 2015	605,000	628,450
QVC, Inc., 7.375%, 2020 (n)	390,000	416,325
Rite Aid Corp., 9.375%, 2015	570,000	550,050
Sally Beauty Holdings, Inc., 6.875%, 2019 (z)	290,000	303,050
Toys “R” Us Property Co. II LLC, 8.5%, 2017	249,000	257,715
Toys “R” Us, Inc., 10.75%, 2017	1,050,000	1,148,437
Yankee Aquisition Corp., 8.5%, 2015	160,000	161,600
YCC Holdings LLC/Yankee Finance, Inc., 10.25%, 2016 (p)	320,000	280,000

		$6,210,289

Specialty Chemicals – 0.1%
Koppers, Inc., 7.875%, 2019	$260,000	$275,600

Specialty Stores – 0.5%
Michaels Stores, Inc., 11.375%, 2016	$530,000	$561,747
Michaels Stores, Inc., 7.75%, 2018	540,000	545,400

		$1,107,147

Telecommunications – Wireless – 4.4%
Clearwire Corp., 12%, 2015 (n)	$670,000	$641,525
Cricket Communications, Inc., 7.75%, 2016	95,000	98,087
Cricket Communications, Inc., 7.75%, 2020	635,000	555,625
Crown Castle International Corp., 9%, 2015	825,000	894,094

11

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Telecommunications – Wireless – continued
Crown Castle International Corp., 7.125%, 2019	$575,000	$621,000
Digicel Group Ltd., 12%, 2014 (n)	140,000	156,800
Digicel Group Ltd., 8.25%, 2017 (n)	895,000	899,475
Digicel Group Ltd., 10.5%, 2018 (n)	280,000	281,400
MetroPCS Wireless, Inc., 7.875%, 2018	450,000	456,187
MetroPCS Wireless, Inc., 6.625%, 2020	155,000	144,537
NII Holdings, Inc., 10%, 2016	675,000	766,125
NII Holdings, Inc., 8.875%, 2019	65,000	68,412
NII Holdings, Inc., 7.625%, 2021	485,000	481,362
Sprint Capital Corp., 6.875%, 2028	530,000	378,288
Sprint Nextel Corp., 6%, 2016	1,155,000	958,650
Sprint Nextel Corp., 8.375%, 2017	675,000	604,969
Sprint Nextel Corp., 9%, 2018 (n)	310,000	325,500
Wind Acquisition Finance S.A., 11.75%, 2017 (n)	1,175,000	1,051,625
Wind Acquisition Finance S.A., 7.25%, 2018 (n)	755,000	687,050

		$10,070,711

Telephone Services – 0.4%
Cogent Communications Group, Inc., 8.375%, 2018 (n)	$320,000	$328,000
Level 3 Financing, Inc., 9.375%, 2019	585,000	610,594

		$938,594

Transportation – 0.1%
Navios South American Logistics, Inc., 9.25%, 2019 (n)	$332,000	$265,600

Transportation – Services – 2.2%
ACL I Corp., 10.625%, 2016 (n)(p)	$649,978	$497,730
Aguila American Resources Ltd., 7.875%, 2018 (n)	460,000	446,200
American Petroleum Tankers LLC, 10.25%, 2015	412,000	420,240
Avis Budget Car Rental LLC , 9.75%, 2020	260,000	267,150
Commercial Barge Line Co., 12.5%, 2017	1,370,000	1,476,175
Hertz Corp., 7.5%, 2018	510,000	532,950
Navios Maritime Acquisition Corp., 8.625%, 2017	790,000	572,750
Navios Maritime Holdings, Inc., 8.875%, 2017	220,000	209,550
Swift Services Holdings, Inc., 10%, 2018	680,000	715,700

		$5,138,445

Utilities – Electric Power – 4.9%
AES Corp., 8%, 2017	$665,000	$731,500
Atlantic Power Corp., 9%, 2018 (z)	260,000	260,650
Calpine Corp., 8%, 2016 (n)	625,000	675,000
Calpine Corp., 7.875%, 2020 (n)	840,000	905,100
Covanta Holding Corp., 7.25%, 2020	835,000	877,718
Dolphin Subsidiary ll, Inc., 7.25%, 2021 (n)	495,000	534,600
Edison Mission Energy, 7%, 2017	670,000	435,500
EDP Finance B.V., 6%, 2018 (n)	825,000	693,976
Enel Finance International S.A., 6%, 2039 (n)	250,000	201,212
Energy Future Holdings Corp., 10%, 2020	950,000	997,500

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – continued
Energy Future Holdings Corp., 10%, 2020	$1,595,000	$1,682,725
GenOn Energy, Inc., 9.5%, 2018	325,000	329,062
GenOn Energy, Inc., 9.875%, 2020	1,145,000	1,162,175
NRG Energy, Inc., 7.375%, 2017	420,000	435,750
NRG Energy, Inc., 8.25%, 2020	1,055,000	1,060,275
Texas Competitive Electric Holdings Co. LLC, 11.5%, 2020 (n)	340,000	288,575

		$11,271,318

Total Bonds (Identified Cost, $217,245,065)		$211,891,682

FLOATING RATE LOANS (g)(r) – 0.7%
Aerospace – 0.2%
Hawker Beechcraft Acquisition Co. LLC, Term Loan, 10.5%, 2014	$524,803	$406,722

Broadcasting – 0.0%
Local TV Finance LLC, Term Loan B, 2.3%, 2013	$68,299	$65,673

Financial Institutions – 0.1%
Springleaf Finance Corp., Term Loan, 5.5%, 2017	$326,932	$283,409

Oil Services – 0.3%
Samson Investment Co., Bridge Term Loan, 2012 (o)	$620,000	$620,000

Utilities – Electric Power – 0.1%
Dynegy Holdings, Inc., CoalCo. Term Loan, 9.25%, 2016	$87,702	$88,184
Dynegy Holdings, Inc., GasCo. Term Loan, 9.25%, 2016	131,553	133,151

		$221,335

Total Floating Rate Loans (Identified Cost, $1,726,322)		$1,597,139

COMMON STOCKS – 0.4%
Automotive – 0.1%
Accuride Corp. (a)	17,214	$122,564

Broadcasting – 0.2%
New Young Broadcasting Holding Co., Inc. (a)	186	$502,200

Printing & Publishing – 0.1%
American Media Operations, Inc. (a)	25,715	$305,751

Special Products & Services – 0.0%
Mark IV Industries LLC, Common Units, “A” (a)	776	$28,712

Total Common Stocks (Identified Cost, $2,158,610)		$959,227

CONVERTIBLE PREFERRED STOCKS – 0.2%
Automotive – 0.2%
General Motors Co., 4.75% (Identified Cost, $566,560)	11,360	$389,080

12

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

PREFERRED STOCKS – 0.7%
Other Banks & Diversified Financials – 0.7%
Ally Financial, Inc., 7% (n)	363	$260,214
Ally Financial, Inc., “A”, 8.5%	60,384	1,110,462
GMAC Capital Trust I, 8.125%	17,850	345,219

Total Preferred Stocks (Identified Cost, $2,247,432)		$1,715,895

	Strike Price	First Exercise

WARRANTS – 0.2%
Broadcasting – 0.2%
New Young Broadcasting Holding Co., Inc. (a) (1 share for 1 warrant) (Identified Cost, $277,697)	$0.01	7/14/10	145	$391,500

Issuer/Expiration Date/ Strike Price	Number of Contracts	Value ($)

PUT OPTIONS PURCHASED – 0.0%
Market Index Securities – 0.0%
S&P 500 Index – January 2012 @ $1,150 (Premiums Paid, $117,975)	75	$22,875

Issuer	Shares/Par

MONEY MARKET FUNDS – 3.7%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)	8,583,165	$8,583,165

Total Investments (Identified Cost, $232,922,826)		$225,550,563

OTHER ASSETS, LESS LIABILITIES – 1.6%		3,622,450

Net Assets – 100.0%		$229,173,013

(a)	Non-income producing security.

(d)	In default. Interest and/or scheduled principal payment(s) have been missed.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $56,764,181, representing 24.8% of net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.

(p)	Payment-in-kind security.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
American Media, Inc., 13.5%, 2018	12/22/11	$101,811	$81,280
Arbor Realty Mortgage Securities, CDO, FRN, 2.711%, 2038	12/20/05	568,229	73,870
Arcap REIT, Inc., CDO, “H”, FRN, 6.013%, 2045	6/21/11	1,040	1
Atlantic Power Corp., 9%, 2018	10/26/11	253,533	260,650
CWCapital Cobalt Ltd., CDO, 6.23%, 2045	3/20/06	966,723	22,872
CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.72%, 2050	4/12/06	516,761	10,331
Dematic S.A., 8.75%, 2016	4/19/11-10/21/11	740,178	730,750
Dresser-Rand Group, Inc., 6.5%, 2021	12/14/11-12/20/11	132,594	132,925
Dynacast International LLC, 9.25%, 2019	7/12/11-7/15/11	535,903	498,200
Emergency Medical Services Corp., 8.125%, 2019	5/13/11	240,000	239,400
Exopack Holding Corp., 10%, 2018	5/25/11	376,356	375,000
G-Force LLC, CDO, “A2”, 4.83%, 2036	1/20/11	407,346	399,134
Heckler & Koch GmbH, 9.5%, 2018	5/06/11-5/10/11	552,798	320,521
LBI Media, Inc., 8.5%, 2017	7/18/07	731,953	407,925
Local TV Finance LLC, 9.25%, 2015	11/28/07-2/16/11	1,099,933	1,066,913
Millar Western Forest Products Ltd., 8.5%, 2021	7/27/11-8/15/11	119,092	110,200
Packaging Dynamics Corp., 8.75%, 2016	1/25/11-2/01/11	273,616	270,000

13

MFS High Yield Portfolio

Portfolio of Investments – continued

Restricted Securities – continued	Acquisition Date	Cost	Value
Sally Beauty Holdings, Inc., 6.875%, 2019	11/03/11	$290,000	$303,050
USI Holdings Corp., 9.75%, 2015	5/07/07-11/28/07	571,497	545,775
Xerium Technologies, Inc., 8.875%, 2018	5/20/11	285,000	257,925
Total Restricted Securities			$6,106,722
% of Net Assets			2.7%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 12/31/11

Forward Foreign Currency Exchange Contracts at 12/31/11

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	EUR	Barclays Bank PLC	1,007,996	1/12/12	$1,362,154	$1,304,663	$57,491
SELL	EUR	Credit Suisse Group	1,190,671	1/12/12	1,616,166	1,541,102	75,064
SELL	EUR	JPMorgan Chase Bank N.A.	353,772	1/12/12	474,377	457,892	16,485

							$149,040

Liability Derivatives
BUY	EUR	Barclays Bank PLC	61,425	1/12/12	$83,559	$79,503	$(4,056)
BUY	EUR	Goldman Sachs International	269,161	1/12/12	363,735	348,379	(15,356)
BUY	EUR	JPMorgan Chase Bank N.A.	353,772	1/12/12	474,377	457,892	(16,485)

							$(35,897)

At December 31, 2011, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

14

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $224,339,661)	$216,967,398
Underlying affiliated funds, at cost and value	8,583,165
Total investments, at value (identified cost, $232,922,826)	$225,550,563
Cash	189,015
Receivables for
Forward foreign currency exchange contracts	149,040
Investments sold	74,436
Interest and dividends	4,256,462
Other assets	6,318
Total assets		$230,225,834
Liabilities
Payables for
Forward foreign currency exchange contracts	$35,897
Investments purchased	723,960
Fund shares reacquired	208,987
Payable to affiliates
Investment adviser	13,810
Distribution and/or service fees	1,712
Payable for Trustees’ compensation	412
Accrued expenses and other liabilities	68,043
Total liabilities		$1,052,821
Net assets		$229,173,013
Net assets consist of
Paid-in capital	$270,549,178
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(7,261,111)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(49,022,354)
Undistributed net investment income	14,907,300
Net assets		$229,173,013
Shares of beneficial interest outstanding		40,774,347

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$145,772,898	25,841,964	$5.64
Service Class	83,400,115	14,932,383	5.59

See Notes to Financial Statements

15

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Interest	$16,232,003
Dividends	138,354
Dividends from underlying affiliated funds	5,519
Foreign taxes withheld	(787)
Total investment income		$16,375,089
Expenses
Management fee	$1,576,962
Distribution and/or service fees	229,629
Administrative services fee	70,613
Trustees’ compensation	25,501
Custodian fee	26,304
Shareholder communications	23,952
Auditing fees	62,837
Legal fees	5,933
Miscellaneous	24,723
Total expenses		$2,046,454
Fees paid indirectly	(149)
Reduction of expenses by investment adviser	(105,131)
Net expenses		$1,941,174
Net investment income		$14,433,915
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$212,139
Futures contracts	(276,435)
Foreign currency transactions	34,479
Net realized gain (loss) on investments and foreign currency transactions		$(29,817)
Change in unrealized appreciation (depreciation)
Investments	$(5,310,247)
Futures contracts	(55,842)
Translation of assets and liabilities in foreign currencies	125,212
Net unrealized gain (loss) on investments and foreign currency translation		$(5,240,877)
Net realized and unrealized gain (loss) on investments and foreign currency		$(5,270,694)
Change in net assets from operations		$9,163,221

See Notes to Financial Statements

16

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$14,433,915	$16,163,547
Net realized gain (loss) on investments and foreign currency transactions	(29,817)	3,658,899
Net unrealized gain (loss) on investments and foreign currency translation	(5,240,877)	11,527,282
Change in net assets from operations	$9,163,221	$31,349,728
Distributions declared to shareholders
From net investment income	$(17,370,717)	$(20,660,022)
Change in net assets from fund share transactions	$13,526,079	$(16,468,998)
Total change in net assets	$5,318,583	$(5,779,292)
Net assets
At beginning of period	223,854,430	229,633,722
At end of period (including undistributed net investment income of $14,907,300 and $16,929,665, respectively)	$229,173,013	$223,854,430

See Notes to Financial Statements

17

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$5.96	$5.67	$4.25	$6.56	$6.93
Income (loss) from investment operations
Net investment income (d)	$0.41	$0.42	$0.44	$0.49	$0.49
Net realized and unrealized gain (loss) on investments and foreign currency	(0.18)	0.42	1.49	(2.26)	(0.34)
Total from investment operations	$0.23	$0.84	$1.93	$(1.77)	$0.15
Less distributions declared to shareholders
From net investment income	$(0.55)	$(0.55)	$(0.51)	$(0.54)	$(0.52)
Net asset value, end of period (x)	$5.64	$5.96	$5.67	$4.25	$6.56
Total return (%) (k)(r)(s)(x)	4.13	15.53	50.00	(29.50)	1.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.88	0.87	0.89	0.84
Expenses after expense reductions (f)	0.81	0.83	0.82	0.84	0.79
Net investment income	6.97	7.42	9.21	8.60	7.25
Portfolio turnover	57	62	58	63	69
Net assets at end of period (000 omitted)	$145,773	$122,666	$121,416	$96,605	$175,408

Service Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$5.91	$5.63	$4.21	$6.50	$6.88
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.41	$0.43	$0.47	$0.47
Net realized and unrealized gain (loss) on investments and foreign currency	(0.19)	0.40	1.49	(2.24)	(0.35)
Total from investment operations	$0.21	$0.81	$1.92	$(1.77)	$0.12
Less distributions declared to shareholders
From net investment income	$(0.53)	$(0.53)	$(0.50)	$(0.52)	$(0.50)
Net asset value, end of period (x)	$5.59	$5.91	$5.63	$4.21	$6.50
Total return (%) (k)(r)(s)(x)	3.86	15.17	49.97	(29.64)	1.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.13	1.12	1.14	1.09
Expenses after expense reductions (f)	1.06	1.08	1.07	1.09	1.04
Net investment income	6.73	7.18	9.01	8.38	7.01
Portfolio turnover	57	62	58	63	69
Net assets at end of period (000 omitted)	$83,400	$101,189	$108,217	$103,169	$149,162

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

18

MFS High Yield Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS High Yield Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value

19

MFS High Yield Portfolio

Notes to Financial Statements – continued

based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$1,990,200	$1,182,626	$305,751	$3,478,577
Corporate Bonds	—	181,513,649	—	181,513,649
Commercial Mortgage-Backed Securities	—	1,388,601	—	1,388,601
Asset-Backed Securities (including CDOs)	—	514,753	—	514,753
Foreign Bonds	—	28,474,679	—	28,474,679
Floating Rate Loans	—	1,597,139	—	1,597,139
Mutual Funds	8,583,165	—	—	8,583,165
Total Investments	$10,573,365	$214,671,447	$305,751	$225,550,563

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$113,143	$—	$113,143

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

	Equity Securities	Asset-Backed Securities	Corporate Bonds	Total
Balance as of 12/31/10	$0	$315,599	$87,231	$402,830
Realized gain (loss)	—	(534,970)	(307,954)	(842,924)
Change in unrealized appreciation (depreciation)	—	385,621	302,003	687,624
Sales	0	(166,250)	0	(166,250)
Transfers into level 3	261,604	—	—	261,604
Transfers out of level 3	—	—	(81,280)	(81,280)
Acquired in merger	44,147	—	—	44,147
Balance as of 12/31/11	$305,751	$—	$—	$305,751

The net change in unrealized appreciation (depreciation) from investments held as level 3 at December 31, 2011 is $0.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses

20

MFS High Yield Portfolio

Notes to Financial Statements – continued

attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2011 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$149,040	$(35,897)
Equity	Purchased Equity Options	22,875	—
Total		$171,915	$(35,897)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency Transactions	Investment Transactions (Purchased Options)
Interest Rate	$(276,435)	$—	$—
Foreign Exchange	—	37,252	—
Equity	—	—	200,854
Total	$(276,435)	$37,252	$200,854

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$(55,842)	$—	$—
Foreign Exchange	—	127,268	—
Equity	—	—	(212,714)
Total	$(55,842)	$127,268	$(212,714)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

21

MFS High Yield Portfolio

Notes to Financial Statements – continued

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market, interest rate, duration, or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

22

MFS High Yield Portfolio

Notes to Financial Statements – continued

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains)	$17,370,717	$20,660,022

23

MFS High Yield Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$234,034,828
Gross appreciation	6,219,937
Gross depreciation	(14,704,202)
Net unrealized appreciation (depreciation)	$(8,484,265)
Undistributed ordinary income	15,107,524
Capital loss carryforwards	(48,005,452)
Other temporary differences	6,028

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/13	$(5,089,839)
12/31/14	(7,011,353)
12/31/16	(23,243,372)
12/31/17	(11,194,472)
Total	$(46,539,036)
Post-enactment losses:
Long-Term	$(1,466,416)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$9,741,063	$11,086,633
Service Class	7,629,654	9,573,389
Total	$17,370,717	$20,660,022

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.70% for the first $1 billion of average daily net assets and 0.65% of average daily net assets in excess of $1 billion. This written agreement terminated on December 31, 2011. This management fee reduction amounted to $105,131, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

On December 1, 2011, shareholders of the fund approved a new investment advisory agreement between the trust, on behalf of the fund, and MFS. This new investment advisory agreement provides that effective January 1, 2012, the management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.70%
Average daily net assets in excess of $1 billion	0.65%

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, and brokerage commissions, such that total annual fund operating expenses do not exceed 1.25% of the fund’s average daily net assets. MFS’ agreement to limit the fund’s total annual operating expenses is contained in the investment advisory agreement between MFS and the fund. This agreement terminated on December 31, 2011

24

MFS High Yield Portfolio

Notes to Financial Statements – continued

in connection with shareholder approval of the new investment advisory agreement. In addition, the investment adviser has voluntarily agreed to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, and brokerage commissions, such that total annual operating expenses do not exceed 1.00% of the fund’s average daily net assets attributable to Initial Class shares. This voluntary agreement also terminated on December 31, 2011. For the year ended December 31, 2011, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2011, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0336% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $3,447 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $114,489,702 and $140,916,784, respectively. Purchases exclude the value of securities acquired in connection with the High Yield Variable Account merger. (See Note 8.)

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,391,503	$13,890,676	3,370,209	$19,314,937
Service Class	915,930	5,120,442	2,073,739	11,938,579
	3,307,433	$19,011,118	5,443,948	$31,253,516

25

MFS High Yield Portfolio

Notes to Financial Statements – continued

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares issued in connection with acquisition of High Yield Variable Account
Initial Class	6,689,850	$37,062,971
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,774,328	$9,741,063	2,012,093	$11,086,633
Service Class	1,402,510	7,629,654	1,750,163	9,573,389
	3,176,838	$17,370,717	3,762,256	$20,660,022
Shares reacquired
Initial Class	(5,578,901)	$(33,317,490)	(6,217,269)	$(35,131,534)
Service Class	(4,510,215)	(26,601,237)	(5,938,351)	(33,251,002)
	(10,089,116)	$(59,918,727)	(12,155,620)	$(68,382,536)
Net change
Initial Class	5,276,780	$27,377,220	(834,967)	$(4,729,964)
Service Class	(2,191,775)	(13,851,141)	(2,114,449)	(11,739,034)
	3,085,005	$13,526,079	(2,949,416)	$(16,468,998)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $1,610 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	4,748,268	75,962,879	(72,127,982)	8,583,165

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$5,519	$8,583,165

(8)	Acquisitions

At the close of business on December 2, 2011, the fund with net assets of $189,041,440, acquired all of the investment-related assets and liabilities of High Yield Variable Account. The acquisition was part of a transaction in which the High Yield Variable Account was converted into a unit investment trust (“UIT”) that invests in the fund (the acquisition of the Account’s assets and liabilities and subsequent conversion into a UIT hereinafter referred to as the “Reorganization”). The Reorganization provided the contract owners of the High Yield Variable Account with the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of 6,689,850 shares of the fund (valued at $37,062,971) for all of the investment-related assets and liabilities of High Yield Variable Account. High Yield Variable Account’s net assets on that date were $37,062,971, including investments valued at $36,182,636 with a cost basis of $37,558,906. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from High Yield Variable Account were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of High Yield Variable Account that have been included in MFS High Yield Portfolio’s Statement of Operations since December 2, 2011.

26

MFS High Yield Portfolio

Notes to Financial Statements – continued

Assuming the acquisition had been completed on January 1, 2011, the fund’s pro forma results of operations for the year ended December 31, 2011 are as follows:

Net investment income	$17,140,345
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(7,046,839)
Change in net assets from operations	$10,093,506

27

MFS High Yield Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS High Yield Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Yield Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Yield Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

28

MFS High Yield Portfolio

RESULTS OF SHAREHOLDER MEETING (unaudited)

At a special meeting of shareholders of MFS High Yield Portfolio, which was held on December 1, 2011, the following actions were taken for which shareholders of all series of MFS Variable Insurance Trust II voted together as a single class with respect to Item 1 and shareholders of MFS High Yield Portfolio voted as a separate class with respect to Items 2 and 3:

Item 1: Election of ten Trustees as members of the Board of Trustees of the Trust effective January 1, 2012:

	Number of Shares
	For	Withheld Authority
Robert E. Butler	681,916,712.8686	46,472,894.9218
Maureen R. Goldfarb	682,835,794.8512	45,553,812.9392
David H. Gunning	681,500,267.3085	46,889,340.4819
William R. Gutow	681,050,223.5547	47,339,384.2357
Michael Hegarty	682,477,088.8584	45,912,518.9320
John P. Kavanaugh	683,794,425.4269	44,595,182.3635
Robert J. Manning	682,699,559.7374	45,690,048.0530
J. Dale Sherratt	681,362,743.0513	47,026,864.7391
Laurie J. Thomsen	683,408,094.0000	44,981,513.7904
Robert W. Uek	681,424,852.0247	46,964,755.7657

Item 2: To approve a new investment advisory agreement dated January 1, 2012, between the Trust, on behalf of MFS High Yield Portfolio, and MFS:

Number of Shares
For	Against	Withheld Authority
30,177,062.6883	776,118.1908	3,052,740.0345

Item 3: To approve revisions to and restatements of certain fundamental investment restrictions of MFS High Yield Portfolio effective January 1, 2012 as detailed below:

		Number of Shares
		For	Against	Withheld Authority
A.	Borrowing	28,911,502.3782	1,864,222.1344	3,230,196.4010
B.	Underwriting Securities	29,342,687.8804	1,333,033.7383	3,330,199.2949
C.	Issuance of Senior Securities	29,552,284.4657	1,091,514.4771	3,362,121.9708
D.	Lending of Money or Securities	29,145,644.8906	1,571,194.8870	3,289,081.1360
E.	Purchases or Sales of Real Estate; Interests in Oil, Gas or Mineral Leases; and Commodities	29,805,950.5831	1,025,425.4013	3,174,544.9292
F.	Industry Concentration	29,825,640.3106	969,789.6359	3,210,490.9671

29

MFS High Yield Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

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MFS High Yield Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

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MFS High Yield Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers William Adams David Cole

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MFS High Yield Portfolio

At a special meeting of shareholders of the MFS High Yield Portfolio (hereinafter referred to as the “Fund” or the “Portfolio”), which was held on December 1, 2011, the shareholders approved a new investment advisory agreement based on the recommendation of the Board of Trustees. At its July, 2011 meeting, the Board of Trustees (i) approved, and recommended for shareholder approval, the new investment advisory agreement effective January 1, 2012, and (ii) the continuation of the existing investment advisory agreement effective September 1, 2011. The following includes a description of the factors that the Board of Trustees considered and the conclusions that formed the basis of their approval of both the new investment advisory agreement and the continuation of the prior investment advisory agreement.

BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the new investment advisory agreement (the “New Agreement”) between Massachusetts Financial Services Company (“MFS”) and MFS Variable Insurance Trust II (the “Trust”) on behalf of the Portfolio and, beginning on the second anniversary of the initial effective date of the New Agreement, annually approve the continuation of the New Agreement. The Trustees have considered matters bearing on the Portfolio and the then current advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in July 2011 to consider the initial approval of the New Agreement, and to recommend that shareholders approve the New Agreement. The independent Trustees were assisted in their evaluation of the New Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management. The independent Trustees were also assisted in this process by the Portfolio’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the initial approval of the New Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The New Agreement was considered separately for the series of the Trust (collectively, the “Portfolios”), although the Trustees also took into account the common interests of all Portfolios in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and/or shareholder services to be performed by MFS under the New Agreement and other arrangements with the Trust.

In connection with their initial review meeting, the Trustees received and relied upon materials that included, among other items: (i) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (ii) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” would be observed for the Portfolio under the New Agreement, and (iii) a comparison and summary of the differences in the provisions in the New Agreement compared to those in each of the then current investment advisory agreements for the Portfolios. In addition, in connection with the independent Trustees’ meetings in May and July, 2011 (the “contract review meetings”) for the purpose of considering whether to approve the continuation of the then current investment advisory agreements for the Portfolio, the independent Trustees received: (1) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Portfolio for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (2) information provided by Lipper on the Portfolio’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (3) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Portfolio, (4) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (5) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (6) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Portfolio. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the initial approval of the New Agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Portfolio, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Portfolio could reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that

33

MFS High Yield Portfolio

Board Approval of New Investment Advisory Agreement – continued

the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Because the portfolio management team managing the Portfolio’s investments under the then current investment advisory agreement will remain the same under the New Agreement for the Portfolio, the Trustees compared the Portfolio’s total return investment performance to the performance of its Lipper performance universe over various time periods, based on information provided by Lipper. The Trustees placed particular emphasis on the total return performance of the Portfolio’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods.

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 4th quintile for the three-year and the five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year. For Portfolios whose performance lagged their peer groups, they discussed the factors that contributed thereto and MFS’ efforts to improve such Portfolios’ performance. After reviewing this information, the Trustees concluded, within the context of their overall conclusions regarding the New Agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Portfolio’s advisory fee, the Trustees considered, among other information, the Portfolio’s advisory fee and the total expense ratio of the Portfolio’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Portfolio, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Portfolio is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. The Trustees further noted that the New Agreement would reflect MFS’ agreement to observe a lower advisory fee and to reduce the advisory fee on average daily net assets over $1 billion on a permanent basis, and concluded that the breakpoint was sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the reduced fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered whether the Portfolio is likely to benefit from any economies of scale due to future asset growth. In this regard, the Trustees reviewed the adequacy of breakpoints and discussed with MFS any adjustments necessary for the shareholders’ benefit.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Portfolio and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Portfolio and other accounts and products for purposes of estimating profitability.

The Trustees noted that there would be no increase to the net advisory fee arrangement for the Portfolio under the New Agreement when compared to the Portfolio’s then current investment advisory agreement. After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Portfolio under the New Agreement represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Portfolio. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Trust by MFS and its affiliates under agreements and plans other than the New Agreement, including the 12b-1 fees the Portfolio pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and

34

MFS High Yield Portfolio

Board Approval of New Investment Advisory Agreement – continued

quality of certain other services MFS performs or arranges on the Portfolio’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Portfolio were satisfactory. The Trustees also considered the benefits to MFS from the use of the Portfolio’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the New Agreement should be approved for an initial two-year period, commencing upon its effective date, as set forth in the New Agreement.

BOARD APPROVAL OF CONTINUATION OF PRIOR INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and other investment companies that the Board oversees as a whole, and for MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than

35

MFS High Yield Portfolio

Board Approval of Continuation of Prior Investment Advisory Agreement – continued

others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five -year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 4th quintile for the three-year and the five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data (which takes into account any reductions or expense limitations) that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2011.

36

MFS High Yield Portfolio

Board Approval of Continuation of Prior Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

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MFS High Yield Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

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rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

39

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

40

MFS® Bond Portfolio

MFS® Variable Insurance Trust II

ANNUAL REPORT

December 31, 2011

BDS-ANN

MFS® BOND PORTFOLIO

The report is prepared for the general information of contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE •

NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Bond Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the
United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S.
debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Bond Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)

High Grade Corporates

63.9%

High Yield Corporates

24.5%

Emerging Markets Bonds

6.3%

Commercial Mortgage-Backed Securities

3.0%

Collateralized Debt Obligations

1.2%

Asset-Backed Securities

0.6%

Mortgage-Backed Securities (o)

0.0%

Composition including fixed income credit quality (a)(i)

AAA

1.3%

AA

2.4%

A

15.2%

BBB

54.4%

BB

21.0%

B

4.7%

CCC

0.1%

C

0.1%

D

0.3%

Federal Agencies (o)

0.0%

Not Rated (o)

0.0%

Cash & Other

0.5%

Portfolio facts (i)

Average Duration (d)

5.6

Average Effective Maturity (m)

8.6 yrs.

(a)
For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and
Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.

(d)
Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)
For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

(m)
In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)
Less than 0.1%.

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS Bond Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Bond Portfolio (the “fund”) provided a total return of 6.63%, while Service Class shares of the fund provided a total return of 6.30%. These compare with a return of 8.35% for the fund’s benchmark, the Barclays Capital U.S. Credit Bond Index.

Market
Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of
the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

Credit quality, primarily the fund’s greater exposure to “BB” and “B” rated (r) securities, was a primary detractor from relative performance as these credit quality sectors underperformed higher-rated securities over the reporting period.

Yield curve (y) positioning, particularly the
fund’s lesser exposure to shifts at the long end of the yield curve (centered around maturities of 10 years or more), was another detractor from the fund’s relative results as the yield curve flattened. The fund’s lesser exposure to the utility – electric sector was another factor that weakened relative performance as this market segment outperformed the benchmark over the reporting period.

Contributors to Performance

The fund’s return from yield, which was greater than that of the
Barclays Capital U.S. Credit Bond Index, contributed to relative results.

The timing of the fund’s exposure to bonds in the industrial sector also benefited relative performance as this market segment turned in strong performance over the reporting period. A lesser exposure to bonds in the banking sector also helped relative returns as Europe’s mounting sovereign debt crisis put pressure on most financial companies.

Respectfully,

Richard Hawkins

Robert Persons

Portfolio Manager

Portfolio Manager

(r)
Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade.
The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)
A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Bond Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class

Class inception date

1-yr

5-yr

10-yr

Initial Class

5/06/98

6.63%

6.98%

6.71%

Service Class

8/24/01

6.30%

6.72%

6.45%

Comparative benchmark

Barclays Capital U.S. Credit Bond Index (f)

8.35%

6.80%

6.35%

(f)
Source: FactSet Research Systems Inc.

Benchmark Definition

Barclays Capital U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued,
SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

MFS Bond Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share
class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class

Annualized Expense Ratio

Beginning Account Value 7/01/11

Ending Account Value 12/31/11

Expenses Paid During Period (p) 7/01/11-12/31/11

Initial Class

Actual

0.69%

$1,000.00

$1,026.11

$3.52

Hypothetical (h)

0.69%

$1,000.00

$1,021.73

$3.52

Service Class

Actual

0.94%

$1,000.00

$1,025.27

$4.80

Hypothetical (h)

0.94%

$1,000.00

$1,020.47

$4.79

(h)
5% class return per year before expenses.

(p)
Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

5

MFS Bond Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer

Shares/Par

Value ($)

BONDS – 97.7%

Aerospace – 1.1%

BE Aerospace, Inc., 8.5%, 2018

$
2,258,000

$
2,472,510

Bombardier, Inc., 7.75%, 2020 (n)

406,000

442,540

$
2,915,050

Airlines – 0.6%

Continental Airlines, Inc., 7.25%, 2021

$
347,572

$
370,164

Continental Airlines, Inc., FRN, 0.878%, 2013

1,233,255

1,158,883

$
1,529,047

Apparel Manufacturers – 0.5%

Phillips-Van Heusen Corp., 7.375%, 2020

$
1,174,000

$
1,273,790

Asset-Backed & Securitized – 4.7%

Anthracite Ltd., “A”, CDO, FRN, 0.651%, 2019 (z)

$
404,829

$
333,984

ARCap REIT, Inc., CDO, “G”, FRN, 6.099%, 2045 (a)(d)(z)

350,000

108

Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.893%, 2040 (z)

326,499

186,037

Capital Trust Realty Ltd., CDO, 5.16%, 2035 (n)

1,432,076

1,420,619

Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049

514,266

545,458

Commercial Mortgage Acceptance Corp., FRN, 1.869%, 2030 (i)

954,910

39,884

Credit Suisse Mortgage Capital Certificate, 5.311%, 2039

454,000

484,575

Crest Ltd., “A2”, CDO, 4.669%, 2018 (z)

350,384

311,842

Falcon Franchise Loan LLC, FRN, 4.806%, 2025 (i)(z)

907,873

115,572

First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)

43,924

44,392

FUEL Trust, 4.207%, 2016 (n)

560,000

564,754

FUEL Trust, 3.984%, 2016 (n)

638,000

637,914

G-Force LLC, CDO, “A2”, 4.83%, 2036 (z)

648,880

617,247

GMAC LLC, FRN, 6.02%, 2033 (z)

344,387

353,617

GMAC LLC, FRN, 7.718%, 2034 (d)(n)(q)

825,000

673,719

Greenwich Capital Commercial Funding Corp., FRN, 5.882%, 2038

350,000

355,110

JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.399%, 2042 (n)

765,072

101,602

JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.816%, 2049

1,195,039

1,270,000

JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.986%, 2051

2,617,888

2,785,294

KKR Financial CLO Ltd., “C”, FRN, 1.907%, 2021 (n)

505,395

368,938

Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 0.891%, 2030 (i)

1,318,496

21,211

Morgan Stanley Capital I, Inc., FRN, 0.983%, 2030 (i)(n)

2,309,926

62,146

Prudential Securities Secured Financing Corp., FRN, 7.289%, 2013 (z)

567,000

521,033

Spirit Master Funding LLC, 5.05%, 2023 (z)

337,060

310,837

$
12,125,893

Issuer

Shares/Par

Value ($)

BONDS – continued

Automotive – 2.8%

Ford Motor Credit Co. LLC, 8%, 2014

$
1,415,000

$
1,540,181

Harley-Davidson Financial Services, 3.875%, 2016 (n)

1,061,000

1,099,103

Lear Corp., 8.125%, 2020

2,372,000

2,609,200

RCI Banque S.A., 4.6%, 2016 (n)

802,000

763,412

TRW Automotive, Inc., 7.25%, 2017 (n)

1,093,000

1,169,510

$
7,181,406

Biotechnology – 0.2%

Life Technologies Corp., 6%, 2020

$
360,000

$
402,422

Broadcasting – 2.1%

CBS Corp., 8.875%, 2019

$
760,000

$
976,138

CBS Corp., 5.75%, 2020

440,000

494,684

News America, Inc., 8.5%, 2025

770,000

945,307

News America, Inc., 6.15%, 2041

278,000

320,420

SIRIUS XM Radio, Inc., 13%, 2013 (n)

2,005,000

2,275,675

WPP Finance, 8%, 2014

366,000

407,691

$
5,419,915

Brokerage & Asset Managers – 0.4%

TD Ameritrade Holding Co., 4.15%, 2014

$
855,000

$
903,640

Building – 1.7%

Mohawk Industries, Inc., 6.875%, 2016

$
1,840,000

$
1,978,000

Owens Corning, Inc., 6.5%, 2016

2,221,000

2,423,959

$
4,401,959

Cable TV – 3.6%

CCH II LLC, 13.5%, 2016

$
1,500,000

$
1,732,500

Cox Communications, Inc., 6.25%, 2018 (n)

261,000

303,941

DIRECTV Holdings LLC, 7.625%, 2016

570,000

604,913

DIRECTV Holdings LLC, 5.875%, 2019

490,000

551,554

DIRECTV Holdings LLC, 6.375%, 2041

690,000

795,584

Myriad International Holdings B.V., 6.375%, 2017 (n)

586,000

624,090

TCI Communications, Inc., 9.8%, 2012

439,000

441,910

Time Warner Cable, Inc., 8.25%, 2019

850,000

1,067,610

Time Warner Cable, Inc., 5%, 2020

354,000

387,854

Time Warner Cable, Inc., 4%, 2021

470,000

475,512

Time Warner Entertainment Co. LP, 8.375%, 2033

266,000

348,652

Virgin Media Finance PLC, 9.5%, 2016

1,600,000

1,796,000

$
9,130,120

Chemicals – 3.2%

Ashland, Inc., 9.125%, 2017

$
1,432,000

$
1,596,680

CF Industries Holdings, Inc., 7.125%, 2020

526,000

621,995

Dow Chemical Co., 8.55%, 2019

1,936,000

2,532,923

Lyondell Chemical Co., 11%, 2018

1,554,693

1,698,502

LyondellBasell Industries, Inc., 6%, 2021 (n)

255,000

264,562

Nalco Co., 8.25%, 2017

1,321,000

1,499,335

$
8,213,997

Conglomerates – 0.2%

Kennametal, Inc., 7.2%, 2012

$
526,000

$
540,149

6

MFS Bond Portfolio

Portfolio of Investments – continued

Issuer

Shares/Par

Value ($)

BONDS – continued

Consumer Products – 1.5%

Hasbro, Inc., 6.35%, 2040

$
1,544,000

$
1,669,186

Mattel, Inc., 5.45%, 2041

815,000

825,248

Newell Rubbermaid, Inc., 5.5%, 2013

1,202,000

1,260,351

$
3,754,785

Consumer Services – 0.5%

Service Corp. International, 7.375%, 2014

$
820,000

$
891,750

Service Corp. International, 7%, 2019

450,000

473,625

$
1,365,375

Containers – 1.5%

Crown Americas LLC, 7.625%, 2017

$
2,356,000

$
2,570,985

Greif, Inc., 6.75%, 2017

1,136,000

1,187,120

$
3,758,105

Defense Electronics – 0.6%

BAE Systems Holdings, Inc., 6.375%, 2019 (n)

$
1,358,000

$
1,519,288

Electronics – 0.5%

Intel Corp., 4.8%, 2041

$
690,000

$
773,288

Tyco Electronics Group S.A., 6.55%, 2017

360,000

415,871

$
1,189,159

Emerging Market Quasi-Sovereign – 1.7%

Centrais Eletricas Brasileiras S.A., 5.75%, 2021 (n)

$
1,400,000

$
1,454,600

Gaz Capital S.A., 8.125%, 2014 (n)

409,000

441,720

Petrobras International Finance Co., 3.875%, 2016

1,179,000

1,214,619

Petroleos Mexicanos, 6.5%, 2041

70,000

78,750

Petroleos Mexicanos, 6.5%, 2041 (n)

928,000

1,044,000

$
4,233,689

Energy – Independent – 5.9%

Anadarko Petroleum Corp., 6.375%, 2017

$
1,337,000

$
1,549,762

Anadarko Petroleum Corp., 6.45%, 2036

804,000

916,641

Anadarko Petroleum Corp., 6.2%, 2040

750,000

834,667

Chesapeake Energy Corp., 6.875%, 2020

1,071,000

1,145,970

Newfield Exploration Co., 6.625%, 2016

1,715,000

1,766,450

Noble Energy, Inc., 4.15%, 2021

1,920,000

1,986,227

OGX Petroleo e Gas Participacoes S.A., 8.5%, 2018 (n)

1,180,000

1,156,400

Pioneer Natural Resources Co., 6.65%, 2017

1,100,000

1,217,113

Pioneer Natural Resources Co., 7.5%, 2020

1,518,000

1,780,373

Southwestern Energy Co., 7.5%, 2018

1,851,000

2,133,277

Talisman Energy, Inc., 7.75%, 2019

590,000

727,506

$
15,214,386

Energy – Integrated – 1.8%

BG Energy Capital PLC, 5.125%, 2041 (n)

$
906,000

$
980,477

BP Capital Markets PLC, 4.5%, 2020

747,000

822,724

BP Capital Markets PLC, 3.561%, 2021

1,110,000

1,155,603

Hess Corp., 8.125%, 2019

440,000

564,812

LUKOIL International Finance B.V., 6.125%, 2020 (n)

1,199,000

1,175,020

$
4,698,636

Issuer

Shares/Par

Value ($)

BONDS – continued

Entertainment – 0.7%

Viacom, Inc., 3.5%, 2017

$
800,000

$
833,530

Viacom, Inc., 3.875%, 2021

1,000,000

1,020,869

$
1,854,399

Financial Institutions – 2.7%

CIT Group, Inc., 6.625%, 2018 (n)

$
1,900,000

$
1,966,500

General Electric Capital Corp., 3.75%, 2014

413,000

435,330

General Electric Capital Corp., 5.5%, 2020

1,470,000

1,617,429

International Lease Finance Corp., 8.75%, 2017

90,000

92,700

International Lease Finance Corp., 7.125%, 2018 (n)

570,000

589,950

International Lease Finance Corp., 6.25%, 2019

1,147,000

1,059,587

SLM Corp., 6.25%, 2016

727,000

706,992

SLM Corp., 8%, 2020

468,000

472,680

$
6,941,168

Food & Beverages – 5.3%

Anheuser-Busch InBev S.A., 7.75%, 2019

$
610,000

$
790,047

Anheuser-Busch InBev Worldwide, Inc., 6.375%, 2040

690,000

948,101

J.M. Smucker Co., 3.5%, 2021

880,000

900,282

Kraft Foods, Inc., 6.5%, 2040

1,475,000

1,918,886

Miller Brewing Co., 5.5%, 2013 (n)

1,724,000

1,837,782

Pernod Ricard S.A., 5.75%, 2021 (n)

831,000

937,535

Pernod-Ricard S.A., 4.45%, 2022 (n)

524,000

548,935

Smithfield Foods, Inc., 7.75%, 2017

1,370,000

1,500,150

Tyson Foods, Inc., 6.85%, 2016

2,229,000

2,446,327

Wm. Wrigley Jr. Co., 3.05%, 2013 (n)

1,797,000

1,829,817

$
13,657,862

Food & Drug Stores – 1.1%

CVS Caremark Corp., 3.25%, 2015

$
296,000

$
312,088

CVS Caremark Corp., 5.75%, 2017

664,000

774,783

CVS Caremark Corp., 5.75%, 2041

1,465,000

1,744,421

$
2,831,292

Forest & Paper Products – 0.5%

Georgia-Pacific Corp., 5.4%, 2020 (n)

$
806,000

$
892,764

International Paper Co., 6%, 2041

360,000

390,821

$
1,283,585

Gaming & Lodging – 2.3%

Host Hotels & Resorts, Inc., 6.75%, 2016

$
1,600,000

$
1,644,000

Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 2018

150,000

169,500

Wyndham Worldwide Corp., 6%, 2016

2,530,000

2,728,352

Wynn Las Vegas LLC, 7.75%, 2020

1,200,000

1,332,000

$
5,873,852

Insurance – 1.7%

American International Group, Inc., 6.4%, 2020

$
1,200,000

$
1,211,076

Metropolitan Life Global Funding I, 5.125%, 2014 (n)

370,000

398,389

7

MFS Bond Portfolio

Portfolio of Investments – continued

Issuer

Shares/Par

Value ($)

BONDS – continued

Insurance – continued

Prudential Financial, Inc., 4.75%, 2015

$
631,000

$
666,269

Unum Group, 7.125%, 2016

500,000

570,553

UnumProvident Corp., 6.85%, 2015 (n)

1,340,000

1,483,576

$
4,329,863

Insurance – Health – 1.2%

CIGNA Corp., 2.75%, 2016

$
1,400,000

$
1,396,933

CIGNA Corp., 5.375%, 2042

700,000

695,976

Humana, Inc., 7.2%, 2018

754,000

879,514

$
2,972,423

Insurance – Property & Casualty – 2.4%

AXIS Capital Holdings Ltd., 5.75%, 2014

$
855,000

$
898,972

AXIS Capital Holdings Ltd., 5.875%, 2020

190,000

195,339

Chubb Corp., 6.375% to 2017, FRN to 2067

279,000

275,512

CNA Financial Corp., 5.875%, 2020

1,570,000

1,612,781

Marsh & McLennan Cos., Inc., 4.8%, 2021

500,000

547,283

XL Group PLC, 5.75%, 2021

1,110,000

1,171,468

XL Group PLC, 6.5% to 2017, FRN to 2049

663,000

518,797

ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2067 (n)

896,000

806,400

$
6,026,552

Machinery & Tools – 0.9%

Case New Holland, Inc., 7.875%, 2017

$
1,989,000

$
2,247,570

Major Banks – 6.6%

Bank of America Corp., 5.65%, 2018

$
580,000

$
552,597

Bank of America Corp., 7.625%, 2019

500,000

517,109

Bank of America Corp., 5.625%, 2020

185,000

170,891

BB&T Corp., 3.95%, 2016

500,000

537,180

Commonwealth Bank of Australia, 5%, 2019 (n)

400,000

424,216

Goldman Sachs Group, Inc., 5.625%, 2017

1,123,000

1,101,205

Goldman Sachs Group, Inc., 7.5%, 2019

1,927,000

2,128,196

HSBC USA, Inc., 4.875%, 2020

1,540,000

1,429,021

JPMorgan Chase & Co., 4.25%, 2020

893,000

899,272

Macquarie Group Ltd., 6%, 2020 (n)

418,000

392,086

Merrill Lynch & Co., Inc., 6.15%, 2013

500,000

504,684

Merrill Lynch & Co., Inc., 6.05%, 2016

349,000

328,953

Morgan Stanley, 5.75%, 2016

906,000

882,372

Morgan Stanley, 7.3%, 2019

1,240,000

1,262,877

PNC Funding Corp., 5.625%, 2017

1,095,000

1,192,318

Santander UK PLC, 3.875%, 2014 (n)

413,000

387,603

SunTrust Banks, Inc., 3.5%, 2017

366,000

367,887

UniCredito Luxembourg Finance S.A., 6%, 2017 (n)

510,000

383,803

Wachovia Corp., 6.605%, 2025

1,270,000

1,447,166

Wells Fargo & Co., 2.625%, 2016

1,919,000

1,917,829

$
16,827,265

Medical & Health Technology & Services – 2.2%

Davita, Inc., 6.625%, 2020

$
1,540,000

$
1,582,350

Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)

1,775,000

1,990,219

Hospira, Inc., 6.05%, 2017

906,000

1,000,229

McKesson Corp., 5.7%, 2017

770,000

898,343

Issuer

Shares/Par

Value ($)

BONDS – continued

Medical & Health Technology & Services – continued

McKesson Corp., 7.5%, 2019

$
120,000

$
153,709

$
5,624,850

Metals & Mining – 4.4%

ArcelorMittal, 6.5%, 2014

$
362,000

$
382,718

ArcelorMittal, 3.75%, 2016

584,000

554,384

ArcelorMittal, 9.85%, 2019

1,254,000

1,394,719

Gold Fields Orogen Holding Ltd., 4.875%, 2020 (n)

1,701,000

1,501,883

Peabody Energy Corp., 7.375%, 2016

1,591,000

1,750,100

Southern Copper Corp., 6.75%, 2040

1,764,000

1,765,087

Teck Resources Ltd., 10.75%, 2019

940,000

1,146,800

Vale Overseas Ltd., 5.625%, 2019

2,501,000

2,755,104

$
11,250,795

Mortgage-Backed – 0.0%

Fannie Mae, 7.5%, 2030 - 2031

$
57,867

$
69,204

Natural Gas – Pipeline – 3.9%

El Paso Pipeline Partners LP, 6.5%, 2020

$
940,000

$
1,035,998

El Paso Pipeline Partners LP, 5%, 2021

311,000

320,086

Energy Transfer Partners LP, 8.5%, 2014

1,252,000

1,403,721

Energy Transfer Partners LP, 9.7%, 2019

480,000

588,072

Enterprise Products Operating LP, 5.65%, 2013

354,000

370,645

Enterprise Products Partners LP, 6.3%, 2017

540,000

632,409

Enterprise Products Partners LP, 8.375% to 2016, FRN to 2066

506,000

541,420

Enterprise Products Partners LP, 7.034% to 2018, FRN to 2068

267,000

277,680

Kinder Morgan Energy Partners, 6.85%, 2020

370,000

435,055

Kinder Morgan Energy Partners LP, 5.125%, 2014

410,000

443,549

Kinder Morgan Energy Partners LP, 7.4%, 2031

581,000

694,233

Plains All American Pipeline, LP, 3.95%, 2015

1,290,000

1,366,030

Rockies Express Pipeline, 5.625%, 2020 (n)

697,000

663,778

Spectra Energy Capital LLC, 8%, 2019

942,000

1,185,428

$
9,958,104

Network & Telecom – 2.7%

AT&T, Inc., 5.35%, 2040

$
600,000

$
674,940

AT&T, Inc., 5.55%, 2041

1,024,000

1,205,675

CenturyLink, Inc., 7.6%, 2039

580,000

569,134

Telefonica Emisiones S.A.U., 5.134%, 2020

1,200,000

1,127,182

Telefonica Emisiones S.A.U., 5.462%, 2021

760,000

725,242

Verizon Communications, Inc., 6%, 2041

690,000

855,511

Windstream Corp., 7.75%, 2021

1,815,000

1,860,375

$
7,018,059

Oil Services – 0.4%

Transocean, Inc., 6%, 2018

$
490,000

$
500,790

Transocean, Inc., 6.5%, 2020

500,000

516,496

$
1,017,286

8

MFS Bond Portfolio

Portfolio of Investments – continued

Issuer

Shares/Par

Value ($)

BONDS – continued

Other Banks & Diversified Financials – 2.9%

American Express Centurion Bank, 5.5%, 2013

$
590,000

$
616,699

American Express Co., 8.125%, 2019

320,000

413,719

Banco Bradesco S.A., 6.75%, 2019 (n)

786,000

860,670

Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)

1,500,000

1,359,382

Capital One Financial Corp., 8.8%, 2019

1,000,000

1,143,990

Capital One Financial Corp., 10.25%, 2039

510,000

529,125

Citigroup, Inc., 6.125%, 2018

635,000

675,867

Discover Bank, 7%, 2020

1,426,000

1,491,978

Santander Holdings USA, Inc., 4.625%, 2016

290,000

278,490

$
7,369,920

Pharmaceuticals – 1.5%

Celgene Corp., 2.45%, 2015

$
606,000

$
613,925

Mylan Laboratories, Inc., 7.625%, 2017 (n)

1,777,000

1,939,151

Teva Pharmaceutical Finance IV LLC, 3.65%, 2021

1,330,000

1,352,790

$
3,905,866

Pollution Control – 1.0%

Allied Waste North America, Inc., 6.875%, 2017

$
1,110,000

$
1,173,825

Republic Services, Inc., 5.25%, 2021

1,160,000

1,315,310

$
2,489,135

Precious Metals & Minerals – 0.3%

Teck Resources Ltd., 6.25%, 2041

$
750,000

$
866,410

Printing & Publishing – 0.1%

Pearson PLC, 5.5%, 2013 (n)

$
260,000

$
273,369

Railroad & Shipping – 0.5%

CSX Corp., 7.375%, 2019

$
365,000

$
454,945

Kansas City Southern, 8%, 2018

757,000

828,915

$
1,283,860

Real Estate – 2.9%

Boston Properties LP, REIT, 3.7%, 2018

$
754,000

$
769,896

ERP Operating LP, REIT, 4.625%, 2021

670,000

683,235

HCP, Inc., REIT, 5.375%, 2021

1,369,000

1,435,239

HRPT Properties Trust, REIT, 6.25%, 2016

1,027,000

1,088,872

Simon Property Group, Inc., REIT, 5.75%, 2015

440,000

492,258

Simon Property Group, Inc., REIT, 10.35%, 2019

1,026,000

1,408,390

WEA Finance LLC, REIT, 6.75%, 2019 (n)

1,447,000

1,613,906

$
7,491,796

Retailers – 2.3%

Gap, Inc., 5.95%, 2021

$
1,149,000

$
1,095,917

Home Depot, Inc., 5.95%, 2041

1,554,000

2,004,958

Kohl’s Corp., 4%, 2021

1,117,000

1,144,416

Limited Brands, Inc., 7%, 2020

1,441,000

1,559,882

$
5,805,173

Specialty Chemicals – 0.3%

Ecolab, Inc., 5.5%, 2041

$
799,000

$
885,405

Issuer

Shares/Par

Value ($)

BONDS – continued

Specialty Stores – 0.4%

Advance Auto Parts, Inc., 5.75%, 2020

$
965,000

$
1,056,825

Telecommunications – Wireless – 2.6%

America Movil S.A.B. de C.V., 2.375%, 2016

$
592,000

$
590,351

America Movil S.A.B. de C.V., 6.125%, 2040

358,000

425,647

American Tower Corp., 4.625%, 2015

1,770,000

1,844,892

American Tower Corp., 4.5%, 2018

1,150,000

1,169,852

Crown Castle International Corp., 7.75%, 2017 (n)

960,000

1,034,400

Crown Castle Towers LLC, 6.113%, 2020 (n)

955,000

1,053,689

Rogers Cable, Inc., 5.5%, 2014

364,000

392,369

Vodafone Group PLC, 5.625%, 2017

201,000

233,388

$
6,744,588

Telephone Services – 0.2%

Embarq Corp., 7.082%, 2016

$
540,000

$
585,331

Tobacco – 3.1%

Altria Group, Inc., 9.95%, 2038

$
736,000

$
1,119,443

BAT International Finance PLC, 9.5%, 2018 (n)

1,048,000

1,423,058

Lorillard Tobacco Co., 8.125%, 2019

2,257,000

2,688,534

Lorillard Tobacco Co., 7%, 2041

434,000

456,183

Reynolds American, Inc., 7.25%, 2012

881,000

902,383

Reynolds American, Inc., 6.75%, 2017

1,100,000

1,250,291

$
7,839,892

Transportation – Services – 0.3%

Erac USA Finance Co., 6.375%, 2017 (n)

$
200,000

$
231,111

Erac USA Finance Co., 7%, 2037 (n)

534,000

642,442

$
873,553

Utilities – Electric Power – 5.2%

Allegheny Energy Supply Co. LLC, 8.25%, 2012 (n)

$
610,000

$
621,014

CenterPoint Energy, Inc., 5.95%, 2017

800,000

904,760

CMS Energy Corp., 2.75%, 2014

780,000

770,356

CMS Energy Corp., 6.25%, 2020

918,000

964,006

Dominion Resources, Inc., 4.9%, 2041

700,000

755,861

EDP Finance B.V., 6%, 2018 (n)

1,863,000

1,567,124

Enel Finance International S.A., 6%, 2039 (n)

1,132,000

911,086

Enersis S.A., 7.375%, 2014

686,000

749,644

FirstEnergy Solutions Corp., 6.05%, 2021

1,766,000

1,959,721

Oncor Electric Delivery Co., 6.8%, 2018

561,000

682,232

PPL Energy Supply LLC, 4.6%, 2021

1,200,000

1,216,919

PPL WEM Holdings PLC, 5.375%, 2021 (n)

1,057,000

1,108,423

PSEG Power LLC, 5.32%, 2016

288,000

321,228

System Energy Resources, Inc., 5.129%, 2014 (z)

254,274

259,573

Waterford 3 Funding Corp., 8.09%, 2017

559,371

552,424

$
13,344,371

Total Bonds (Identified Cost, $241,414,555)

$
250,370,434

9

MFS Bond Portfolio

Portfolio of Investments – continued

Issuer

Shares/Par

Value ($)

MONEY MARKET FUNDS – 0.5%

MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)

1,192,839

$
1,192,839

Total Investments (Identified Cost, $242,607,394)

$
251,563,273

OTHER ASSETS, LESS LIABILITIES – 1.8%

4,626,188

Net Assets – 100.0%

$
256,189,461

(a)

Non-income producing security.

(d)

In default. Interest and/or scheduled principal payment(s) have been missed.

(i)

Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $50,262,483, representing 19.6% of net assets.

(q)

Interest received was less than stated coupon rate.

(v)

Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities

Acquisition Date

Cost

Value

ARCap REIT, Inc., CDO, “G”, FRN, 6.099%, 2045

9/21/04

$323,381

$108

Anthracite Ltd., “A”, CDO, FRN, 0.651%, 2019

1/15/10

300,427

333,984

Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.893%, 2040

3/01/06

326,499

186,037

Crest Ltd., “A2”, CDO, 4.669%, 2018

3/02/10

292,232

311,842

Falcon Franchise Loan LLC, FRN, 4.806%, 2025

1/29/03

74,104

115,572

G-Force LLC, CDO, “A2”, 4.83%, 2036

1/20/11

629,946

617,247

GMAC LLC, FRN, 6.02%, 2033

3/20/02

215,796

353,617

Prudential Securities Secured Financing Corp., FRN, 7.289%, 2013

12/06/04

577,773

521,033

Spirit Master Funding LLC, 5.05%, 2023

10/04/05

334,057

310,837

System Energy Resources, Inc., 5.129%, 2014

4/16/04-9/08/04

254,350

259,573

Total Restricted Securities

$3,009,850

% of Net Assets

1.2%

The following abbreviations are used in this report and are defined:

CDO

Collateralized Debt Obligation

CLO

Collateralized Loan Obligation

FRN

Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC

Public Limited Company

REIT

Real Estate Investment Trust

10

MFS Bond Portfolio

Portfolio of Investments – continued

Derivative Contracts at 12/31/11

Swap Agreements at 12/31/11

Expiration

Notional Amount

Counterparty

Cash Flows to Receive

Cash Flows to Pay

Fair Value

Liability Derivatives

Credit Default Swaps

12/20/12

USD

910,000

Merrill Lynch International

1.00% (fixed rate)

(1)

$(136,446
)

(1)

Fund, as protection seller, to pay notional amount upon a defined credit event by MBIA, Inc., 7%, 12/15/25, a B- rated bond. The fund entered into the contract to gain issuer exposure.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap, the reference obligation for which may be either a single security or, in the case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At
December 31, 2011, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See
Notes to Financial Statements

11

MFS Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11

Assets

Investments –

Non-affiliated issuers, at value (identified cost, $241,414,555)

$250,370,434

Underlying affiliated funds, at cost and value

1,192,839

Total investments, at value (identified cost, $242,607,394)

$251,563,273

Restricted cash

290,000

Receivables for

Investments sold

779,388

Fund shares sold

148,821

Interest

3,643,120

Other assets

7,617

Total assets

$256,432,219

Liabilities

Payables for

Fund shares reacquired

$35,668

Swaps, at value

136,446

Payable to affiliates

Investment adviser

13,309

Distribution and/or service fees

3,389

Payable for Trustees’ compensation

248

Accrued expenses and other liabilities

53,698

Total liabilities

$242,758

Net assets

$256,189,461

Net assets consist of

Paid-in capital

$236,385,028

Unrealized appreciation (depreciation) on investments

8,819,433

Accumulated net realized gain (loss) on investments

(2,435,015
)

Undistributed net investment income

13,420,015

Net assets

$256,189,461

Shares of beneficial interest outstanding

22,093,126

Net assets

Shares outstanding

Net asset value per share

Initial Class

$90,822,158

7,784,475

$11.67

Service Class

165,367,303

14,308,651

11.56

See Notes to Financial Statements

12

MFS Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11

Net investment income

Income

Interest

$14,011,036

Dividends from underlying affiliated funds

6,033

Total investment income

$14,017,069

Expenses

Management fee

$1,518,408

Distribution and/or service fees

401,528

Administrative services fee

84,540

Trustees’ compensation

27,914

Custodian fee

34,368

Shareholder communications

7,534

Auditing fees

59,264

Legal fees

5,468

Miscellaneous

24,309

Total expenses

$2,163,333

Fees paid indirectly

(71
)

Net expenses

$2,163,262

Net investment income

$11,853,807

Realized and unrealized gain (loss) on investments

Realized gain (loss) (identified cost basis)

Investment transactions

$5,358,324

Swap transactions

9,226

Net realized gain (loss) on investments

$5,367,550

Change in unrealized appreciation (depreciation)

Investments

$(1,842,612
)

Swap transactions

198,889

Net unrealized gain (loss) on investments

$(1,643,723
)

Net realized and unrealized gain (loss) on investments

$3,723,827

Change in net assets from operations

$15,577,634

See Notes to Financial Statements

13

MFS Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$11,853,807	$11,047,353
Net realized gain (loss) on investments	5,367,550	5,204,534
Net unrealized gain (loss) on investments	(1,643,723)	5,670,043
Change in net assets from operations	$15,577,634	$21,921,930
Distributions declared to shareholders
From net investment income	$(12,189,902)	$(9,040,106)
Change in net assets from fund share transactions	$10,240,192	$41,142,255
Total change in net assets	$13,627,924	$54,024,079
Net assets
At beginning of period	242,561,537	188,537,458
At end of period (including undistributed net investment income of $13,420,015 and $12,524,447, respectively)	$256,189,461	$242,561,537

See Notes to Financial Statements

14

MFS Bond Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.49	$10.84	$9.11	$10.89	$11.19
Income (loss) from investment operations
Net investment income (d)	$0.57	$0.58	$0.59	$0.57	$0.60
Net realized and unrealized gain (loss) on investments	0.18	0.57	1.81	(1.64)	(0.21)
Total from investment operations	$0.75	$1.15	$2.40	$(1.07)	$0.39
Less distributions declared to shareholders
From net investment income	$(0.57)	$(0.50)	$(0.67)	$(0.71)	$(0.69)
Net asset value, end of period (x)	$11.67	$11.49	$10.84	$9.11	$10.89
Total return (%) (k)(s)(x)	6.63	10.86	27.96	(10.53)	3.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.70	0.72	0.74	0.74	0.71
Net investment income	4.85	5.17	5.93	5.64	5.50
Portfolio turnover	55	58	71	46	42
Net assets at end of period (000 omitted)	$90,822	$95,584	$92,244	$70,504	$105,554

Service Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.40	$10.76	$9.04	$10.81	$11.11
Income (loss) from investment operations
Net investment income (d)	$0.53	$0.55	$0.56	$0.54	$0.57
Net realized and unrealized gain (loss) on investments	0.18	0.57	1.80	(1.63)	(0.21)
Total from investment operations	$0.71	$1.12	$2.36	$(1.09)	$0.36
Less distributions declared to shareholders
From net investment income	$(0.55)	$(0.48)	$(0.64)	$(0.68)	$(0.66)
Net asset value, end of period (x)	$11.56	$11.40	$10.76	$9.04	$10.81
Total return (%) (k)(s)(x)	6.30	10.67	27.66	(10.77)	3.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.95	0.97	0.99	0.99	0.96
Net investment income	4.59	4.90	5.64	5.39	5.25
Portfolio turnover	55	58	71	46	42
Net assets at end of period (000 omitted)	$165,367	$146,977	$96,293	$52,038	$77,588

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Bond Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Bond Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such

16

MFS Bond Portfolio

Notes to Financial Statements – continued

cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as swap contracts. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Non-U.S. Sovereign Debt	$—	$4,233,689	$—	$4,233,689
Corporate Bonds	—	194,582,230	—	194,582,230
Residential Mortgage-Backed Securities	—	69,204	—	69,204
Commercial Mortgage-Backed Securities	—	7,684,450	—	7,684,450
Asset-Backed Securities (including CDOs)	—	4,441,443	—	4,441,443
Foreign Bonds	—	39,359,418	—	39,359,418
Mutual Funds	1,192,839	—	—	1,192,839
Total Investments	$1,192,839	$250,370,434	$—	$251,563,273

Other Financial Instruments
Swaps	$—	$(136,446)	$—	$(136,446)

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2011 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Liability Derivatives
Credit	Credit Default Swaps	$(136,446)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Swap Transactions
Credit	$9,226

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Swap Transactions
Credit	$198,889

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction

17

MFS Bond Portfolio

Notes to Financial Statements – continued

of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Swap Agreements – The fund entered into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund entered into credit default swaps in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Credit default swaps are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swaps in a net liability position as of December 31, 2011 is disclosed in the footnotes to the Portfolio of Investments. As discussed earlier in this note, collateral requirements for these swaps are based generally on the market value of the swap netted against collateral requirements for other types of over-the-counter derivatives traded under each counterparty’s ISDA Master Agreement. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s deliverable obligation. If a defined credit event had occurred as of December 31, 2011, the swaps’ credit-risk-related contingent features would have been triggered and, for those swaps in a net liability position for which the fund is the protection seller, the fund in order to settle these swaps would have been required to either (1) pay the swap’s notional value of $910,000 less the value of the contracts’ related deliverable obligations as decided through an ISDA auction or (2) pay the notional value of the swaps in return for physical receipt of the deliverable obligations.

18

MFS Bond Portfolio

Notes to Financial Statements – continued

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains)	$12,189,902	$9,040,106

19

MFS Bond Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$244,326,723
Gross appreciation	11,807,818
Gross depreciation	(4,571,268)
Net unrealized appreciation (depreciation)	$7,236,550
Undistributed ordinary income	13,340,627
Capital loss carryforwards	(715,383)
Other temporary differences	(57,361)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/16	$(267,263)
12/31/17	(448,120)
Total	$(715,383)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$4,438,708	$4,170,932
Service Class	7,751,194	4,869,174
Total	$12,189,902	$9,040,106

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.50% of average daily net assets in excess of $1 billion. This written agreement terminated on December 31, 2011. For the year ended December 31, 2011, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.60% of the fund’s average daily net assets.

On December 1, 2011, shareholders of the fund approved a new investment advisory agreement between the trust, on behalf of the fund, and MFS. This new investment advisory agreement provides that effective January 1, 2012, the management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.60%
Average daily net assets in excess of $1 billion	0.50%

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and

20

MFS Bond Portfolio

Notes to Financial Statements – continued

affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2011, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0334% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $4,156 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$—	$11,327
Investments (non-U.S. Government securities)	$154,334,185	$135,398,208

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	598,989	$7,091,720	789,328	$8,770,173
Service Class	3,224,003	37,338,728	4,489,214	49,686,140
	3,822,992	$44,430,448	5,278,542	$58,456,313
Shares issued to shareholders in reinvestment of distributions
Initial Class	386,647	$4,438,708	383,710	$4,170,932
Service Class	680,526	7,751,194	451,267	4,869,174
	1,067,173	$12,189,902	834,977	$9,040,106
Shares reacquired
Initial Class	(1,518,031)	$(17,713,423)	(1,364,016)	$(15,376,313)
Service Class	(2,492,911)	(28,666,735)	(988,611)	(10,977,851)
	(4,010,942)	$(46,380,158)	(2,352,627)	$(26,354,164)
Net change
Initial Class	(532,395)	$(6,182,995)	(190,978)	$(2,435,208)
Service Class	1,411,618	16,423,187	3,951,870	43,577,463
	879,223	$10,240,192	3,760,892	$41,142,255

21

MFS Bond Portfolio

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $1,959 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	9,282,745	107,551,032	(115,640,938)	1,192,839

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$6,033	$1,192,839

22

MFS Bond Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Bond Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Bond Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Bond Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

23

MFS Bond Portfolio

RESULTS OF SHAREHOLDER MEETING (unaudited)

At a special meeting of shareholders of MFS Bond Portfolio, which was held on December 1, 2011, the following actions were taken for which shareholders of all series of MFS Variable Insurance Trust II voted together as a single class with respect to Item 1 and shareholders of MFS Bond Portfolio voted as a separate class with respect to Items 2 and 3:

Item 1: Election of ten Trustees as members of the Board of Trustees of the Trust effective January 1, 2012:

	Number of Shares
	For	Withheld Authority
Robert E. Butler	681,916,712.8686	46,472,894.9218
Maureen R. Goldfarb	682,835,794.8512	45,553,812.9392
David H. Gunning	681,500,267.3085	46,889,340.4819
William R. Gutow	681,050,223.5547	47,339,384.2357
Michael Hegarty	682,477,088.8584	45,912,518.9320
John P. Kavanaugh	683,794,425.4269	44,595,182.3635
Robert J. Manning	682,699,559.7374	45,690,048.0530
J. Dale Sherratt	681,362,743.0513	47,026,864.7391
Laurie J. Thomsen	683,408,094.0000	44,981,513.7904
Robert W. Uek	681,424,852.0247	46,964,755.7657

Item 2: To approve a new investment advisory agreement dated January 1, 2012, between the Trust, on behalf of MFS Bond Portfolio, and MFS:

Number of Shares
For	Against	Withheld Authority
20,200,158.4280	632,633.8685	1,805,980.3226

Item 3: To approve revisions to and restatements of certain fundamental investment restrictions of MFS Bond Portfolio effective January 1, 2012 as detailed below:

		Number of Shares
		For	Against	Withheld Authority
A.	Borrowing	19,139,394.4678	1,511,315.9726	1,988,062.1787
B.	Underwriting Securities	19,610,462.5874	1,047,339.6867	1,980,970.3450
C.	Issuance of Senior Securities	19,749,925.8269	1,001,659.1533	1,887,187.6389
D.	Lending of Money or Securities	19,246,273.0270	1,445,535.2369	1,946,964.3552
E.	Purchases or Sales of Real Estate; Interests in Oil, Gas or Mineral Leases; and Commodities	19,769,419.2736	979,466.4209	1,889,886.9246
F.	Industry Concentration	19,757,176.5350	929,894.3159	1,951,701.7682

24

MFS Bond Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

25

MFS Bond Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

26

MFS Bond Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Richard Hawkins Robert Persons

27

MFS Bond Portfolio

At a special meeting of shareholders of the MFS Bond Portfolio (hereinafter referred to as the “Fund” or the “Portfolio”), which was held on December 1, 2011, the shareholders approved a new investment advisory agreement based on the recommendation of the Board of Trustees. At its July, 2011 meeting, the Board of Trustees (i) approved, and recommended for shareholder approval, the new investment advisory agreement effective January 1, 2012, and (ii) the continuation of the existing investment advisory agreement effective September 1, 2011. The following includes a description of the factors that the Board of Trustees considered and the conclusions that formed the basis of their approval of both the new investment advisory agreement and the continuation of the prior investment advisory agreement.

BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the new investment advisory agreement (the “New Agreement”) between Massachusetts Financial Services Company (“MFS”) and MFS Variable Insurance Trust II (the “Trust”) on behalf of the Portfolio and, beginning on the second anniversary of the initial effective date of the New Agreement, annually approve the continuation of the New Agreement. The Trustees have considered matters bearing on the Portfolio and the then current advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in July 2011 to consider the initial approval of the New Agreement, and to recommend that shareholders approve the New Agreement. The independent Trustees were assisted in their evaluation of the New Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management. The independent Trustees were also assisted in this process by the Portfolio’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the initial approval of the New Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The New Agreement was considered separately for the series of the Trust (collectively, the “Portfolios”), although the Trustees also took into account the common interests of all Portfolios in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and/or shareholder services to be performed by MFS under the New Agreement and other arrangements with the Trust.

In connection with their initial review meeting, the Trustees received and relied upon materials that included, among other items: (i) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (ii) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” would be observed for the Portfolio under the New Agreement, and (iii) a comparison and summary of the differences in the provisions in the New Agreement compared to those in each of the then current investment advisory agreements for the Portfolios. In addition, in connection with the independent Trustees’ meetings in May and July, 2011 (the “contract review meetings”) for the purpose of considering whether to approve the continuation of the then current investment advisory agreements for the Portfolio, the independent Trustees received: (1) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Portfolio for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (2) information provided by Lipper on the Portfolio’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (3) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Portfolio, (4) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (5) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (6) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Portfolio. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the initial approval of the New Agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Portfolio, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Portfolio could reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that

28

MFS Bond Portfolio

Board Approval of New Investment Advisory Agreement – continued

the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Because the portfolio management team managing the Portfolio’s investments under the then current investment advisory agreement will remain the same under the New Agreement for the Portfolio, the Trustees compared the Portfolio’s total return investment performance to the performance of its Lipper performance universe over various time periods, based on information provided by Lipper. The Trustees placed particular emphasis on the total return performance of the Portfolio’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods.

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was also in the 1st quintile for the three-year and the five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year. For Portfolios whose performance lagged their peer groups, they discussed the factors that contributed thereto and MFS’ efforts to improve such Portfolios’ performance. After reviewing this information, the Trustees concluded, within the context of their overall conclusions regarding the New Agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Portfolio’s advisory fee, the Trustees considered, among other information, the Portfolio’s advisory fee and the total expense ratio of the Portfolio’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Portfolio, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Portfolio is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. The Trustees further noted that the New Agreement would reflect MFS’ agreement to reduce the advisory fee on average daily net assets over $1 billion on a permanent basis, and concluded that the breakpoint was sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered whether the Portfolio is likely to benefit from any economies of scale due to future asset growth. In this regard, the Trustees reviewed the adequacy of breakpoints and discussed with MFS any adjustments necessary for the shareholders’ benefit.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Portfolio and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Portfolio and other accounts and products for purposes of estimating profitability.

The Trustees noted that there would be no increase to the net advisory fee arrangement for the Portfolio under the New Agreement when compared to the Portfolio’s then current investment advisory agreement. After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Portfolio under the New Agreement represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Portfolio. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Trust by MFS and its affiliates under agreements and plans other than the New Agreement, including the 12b-1 fees the Portfolio pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Portfolio’s behalf, which may include securities lending

29

MFS Bond Portfolio

Board Approval of New Investment Advisory Agreement – continued

programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Portfolio were satisfactory. The Trustees also considered the benefits to MFS from the use of the Portfolio’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the New Agreement should be approved for an initial two-year period, commencing upon its effective date, as set forth in the New Agreement.

BOARD APPROVAL OF CONTINUATION OF PRIOR INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and other investment companies that the Board oversees as a whole, and for MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

30

MFS Bond Portfolio

Board Approval of Continuation of Prior Investment Advisory Agreement – continued

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 1st quintile for the three-year and the five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data (which takes into account any reductions or expense limitations) that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

31

MFS Bond Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

32

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

33

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

34

MFS® Government Securities Portfolio

MFS® Variable Insurance Trust II

ANNUAL REPORT

December 31, 2011

GSS-ANN

MFS® GOVERNMENT SECURITIES PORTFOLIO

The report is prepared for the general information of contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Government Securities Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Government Securities Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Mortgage-Backed Securities	43.4%
U.S. Treasury Securities	41.3%
U.S. Government Agencies	8.4%
Commercial Mortgage-Backed Securities	1.6%
High Grade Corporates	1.2%
Municipal Bonds	0.9%

Composition including fixed income credit quality (a)(i)
AAA	2.0%
AA	1.3%
A	0.1%
BBB	0.3%
U.S. Government	41.3%
Federal Agencies	51.8%
Cash & Other	3.2%

Portfolio facts (i)
Average Duration (d)	3.9
Average Effective Maturity (m)	5.7 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS Government Securities Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Government Securities Portfolio (the “fund”) provided a total return of 7.40%, while Service Class shares of the fund provided a total return of 7.11%. These compare with a return of 7.74% for the fund’s benchmark, the Barclays Capital U.S. Government/Mortgage Bond Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

Relative to the Barclays Capital U.S. Government/Mortgage Bond Index, the fund’s lesser exposure to pure pass-through mortgage-backed securities, particularly to Government National Mortgage Association (Ginnie Mae) securities, held back relative results as these bonds performed well over the reporting period.

Contributors to Performance

Yield curve (y) positioning, particularly the fund’s greater exposure to shifts at the long end of the yield curve (centered around maturities of 10 years or more), contributed to relative performance as the yield curve flattened over the reporting period.

Security selection was another positive factor for relative results.

Respectfully,

Geoffrey Schechter

Portfolio Manager

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Government Securities Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/12/85	7.40%	6.46%	5.38%
Service Class	8/24/01	7.11%	6.20%	5.12%

Comparative benchmark
Barclays Capital U.S. Government/Mortgage Bond Index (f)		7.74%	6.56%	5.64%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Barclays Capital U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

MFS Government Securities Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	0.62%	$1,000.00	$1,050.25	$3.20
	Hypothetical (h)	0.62%	$1,000.00	$1,022.08	$3.16
Service Class	Actual	0.87%	$1,000.00	$1,048.82	$4.49
	Hypothetical (h)	0.87%	$1,000.00	$1,020.82	$4.43

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Expense Changes Impacting the Table

Changes to the portfolio’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios would have been 0.61% for the Initial Class shares and 0.86% for the Service Class shares; the actual expenses paid during the period would have been approximately $3.15 for the Initial Class shares and $4.44 for the Service Class shares; and the hypothetical expenses paid during the period would have been approximately $3.11 for the Initial Class shares and $4.38 for the Service Class shares. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

5

MFS Government Securities Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 96.2%
Agency – Other – 5.2%
Financing Corp., 9.4%, 2018	$6,495,000	$9,328,022
Financing Corp., 9.8%, 2018	7,760,000	11,404,080
Financing Corp., 10.35%, 2018	3,915,000	5,960,439
Financing Corp., STRIPS, 0%, 2017	10,160,000	9,237,543

		$35,930,084

Asset-Backed & Securitized – 1.6%
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	$1,860,000	$1,972,815
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 2046	3,870,649	4,197,367
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.816%, 2049	2,275,833	2,418,589
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.986%, 2051	2,223,578	2,365,769

		$10,954,540

Local Authorities – 1.2%
Nashville & Davidson County, TN, Metropolitan Government Convention Center Authority (Build America Bonds), 6.731%, 2043	$2,225,000	$2,615,999
Port Authority NY & NJ (168th Series), 4.926%, 2051	2,735,000	2,821,070
San Francisco, CA, City & County Public Utilities Commission, Water Rev. (Build America Bonds), 6%, 2040	320,000	373,187
State of California (Build America Bonds), 7.625%, 2040	435,000	535,202
University of California Rev. (Build America Bonds), 5.77%, 2043	1,345,000	1,522,917

		$7,868,375

Mortgage-Backed – 43.2%
Fannie Mae, 4.719%, 2012	$344,468	$347,468
Fannie Mae, 4.73%, 2012	928,181	944,238
Fannie Mae, 6.005%, 2012	257,808	258,473
Fannie Mae, 4.325%, 2013	344,344	353,276
Fannie Mae, 4.501%, 2013	587,338	600,587
Fannie Mae, 4.542%, 2013	1,407,422	1,443,268
Fannie Mae, 4.845%, 2013	1,849,911	1,915,484
Fannie Mae, 5%, 2013 - 2041	28,819,154	31,157,536
Fannie Mae, 5.06%, 2013	915,431	959,539
Fannie Mae, 5.159%, 2013	2,234,474	2,343,493
Fannie Mae, 5.37%, 2013	1,482,094	1,519,473
Fannie Mae, 4.563%, 2014	1,039,503	1,101,083
Fannie Mae, 4.6%, 2014	900,422	949,390
Fannie Mae, 4.61%, 2014	3,417,085	3,615,690
Fannie Mae, 4.77%, 2014	769,375	819,697
Fannie Mae, 4.82%, 2014 - 2015	923,408	998,878
Fannie Mae, 4.842%, 2014	5,224,464	5,548,991
Fannie Mae, 4.873%, 2014	3,280,614	3,418,353
Fannie Mae, 4.88%, 2014 - 2020	869,156	943,755

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Fannie Mae, 5.1%, 2014 - 2019	$1,237,521	$1,338,431
Fannie Mae, 4.56%, 2015	1,166,724	1,254,498
Fannie Mae, 4.62%, 2015	1,587,955	1,704,256
Fannie Mae, 4.665%, 2015	788,945	849,965
Fannie Mae, 4.69%, 2015	562,323	605,149
Fannie Mae, 4.7%, 2015	1,020,989	1,100,675
Fannie Mae, 4.74%, 2015	740,386	800,958
Fannie Mae, 4.78%, 2015	897,048	975,651
Fannie Mae, 4.79%, 2015	1,027,891	1,117,898
Fannie Mae, 4.81%, 2015	1,018,633	1,108,249
Fannie Mae, 4.815%, 2015	921,244	999,396
Fannie Mae, 4.85%, 2015	564,881	609,099
Fannie Mae, 4.856%, 2015	306,198	332,592
Fannie Mae, 4.87%, 2015	594,499	644,241
Fannie Mae, 4.89%, 2015	752,739	813,231
Fannie Mae, 4.893%, 2015	1,588,087	1,737,319
Fannie Mae, 4.997%, 2015	157,379	171,861
Fannie Mae, 5.466%, 2015	3,189,028	3,517,723
Fannie Mae, 5.152%, 2016	1,807,440	2,017,051
Fannie Mae, 5.35%, 2016	53,202	59,272
Fannie Mae, 5.423%, 2016	1,823,452	2,053,313
Fannie Mae, 5.725%, 2016	1,652,183	1,828,226
Fannie Mae, 6.5%, 2016 - 2037	4,838,339	5,473,467
Fannie Mae, 4.989%, 2017	3,362,152	3,618,093
Fannie Mae, 5.5%, 2017 - 2038	39,134,677	42,713,532
Fannie Mae, 6%, 2017 - 2037	9,169,324	10,090,904
Fannie Mae, 3.8%, 2018	651,665	704,614
Fannie Mae, 3.99%, 2018	600,000	654,008
Fannie Mae, 4%, 2018	693,673	756,046
Fannie Mae, 4.19%, 2018	396,532	435,357
Fannie Mae, 5.16%, 2018	1,397,836	1,551,478
Fannie Mae, 5.68%, 2018	508,464	574,435
Fannie Mae, 4.5%, 2019 - 2041	21,249,093	22,680,005
Fannie Mae, 4.67%, 2019	525,000	587,931
Fannie Mae, 4.83%, 2019	389,113	437,553
Fannie Mae, 4.876%, 2019	2,588,068	2,878,368
Fannie Mae, 5.05%, 2019	325,884	368,794
Fannie Mae, 5.6%, 2019	626,564	698,185
Fannie Mae, 3.87%, 2020	758,928	821,342
Fannie Mae, 4.14%, 2020	467,147	512,366
Fannie Mae, 7.5%, 2022 - 2031	592,501	706,541
Fannie Mae, 4.5%, 2025	993,124	1,059,047
Freddie Mac, 4.375%, 2015	42,310	42,298
Freddie Mac, 5%, 2016 - 2040	11,987,260	12,852,538
Freddie Mac, 3.882%, 2017	2,158,000	2,357,607
Freddie Mac, 3.154%, 2018	2,151,000	2,265,197
Freddie Mac, 4.186%, 2019	814,000	906,304
Freddie Mac, 5.085%, 2019	3,191,000	3,663,077
Freddie Mac, 6%, 2019 - 2038	19,043,936	21,122,029
Freddie Mac, 3.32%, 2020	976,974	1,044,493
Freddie Mac, 4.224%, 2020	1,911,350	2,116,358
Freddie Mac, 4.251%, 2020	1,449,000	1,604,521

6

MFS Government Securities Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Freddie Mac, 4.5%, 2022 - 2028	$1,702,334	$1,776,437
Freddie Mac, 5.5%, 2022 - 2036	23,158,500	25,277,357
Freddie Mac, 4%, 2025	4,992,157	5,240,848
Freddie Mac, 6.5%, 2032 - 2037	2,981,764	3,380,699
Ginnie Mae, 4%, 2032	37,850	37,997
Ginnie Mae, 5.5%, 2033 - 2038	9,062,423	10,211,927
Ginnie Mae, 4.5%, 2039 - 2041	10,937,208	11,980,450
Ginnie Mae, 5.612%, 2058	4,860,709	5,163,076
Ginnie Mae, 6.357%, 2058	2,566,162	2,723,139

		$295,966,144

Municipals – 1.0%
Minnesota Public Facilities Authority, Revolving Fund Rev., “C”, 5%, 2020	$3,850,000	$4,890,847
Triborough Bridge & Tunnel Authority Rev., NY, “A”, 5%, 2021	1,310,000	1,624,557

		$6,515,404

U.S. Government Agencies and Equivalents – 3.0%
Aid-Egypt, 4.45%, 2015	$3,162,000	$3,537,393
FDIC Structured Sale Guarantee Note, 0%, 2012 (n)	516,000	511,918
Small Business Administration, 6.35%, 2021	749,824	830,174
Small Business Administration, 6.34%, 2021	680,141	753,907
Small Business Administration, 6.44%, 2021	1,081,447	1,202,135
Small Business Administration, 6.625%, 2021	1,471,513	1,632,160
Small Business Administration, 6.07%, 2022	978,872	1,083,924
Small Business Administration, 4.98%, 2023	1,073,062	1,175,843
Small Business Administration, 4.77%, 2024	1,931,320	2,109,767
Small Business Administration, 5.52%, 2024	1,232,765	1,372,258
Small Business Administration, 4.99%, 2024	152,640	167,668
Small Business Administration, 5.11%, 2025	1,461,158	1,614,092
U.S. Department of Housing & Urban Development, 6.36%, 2016	4,272,000	4,278,686
U.S. Department of Housing & Urban Development, 6.59%, 2016	416,000	416,513

		$20,686,438

U.S. Treasury Obligations – 41.0%
U.S. Treasury Bonds, 9.25%, 2016	$19,000	$25,649
U.S. Treasury Bonds, 7.5%, 2016	218,000	287,470
U.S. Treasury Bonds, 7.875%, 2021	177,000	270,105
U.S. Treasury Bonds, 6.25%, 2023	2,891,000	4,137,744
U.S. Treasury Bonds, 6%, 2026	2,699,000	3,889,934
U.S. Treasury Bonds, 6.75%, 2026	1,862,000	2,875,336
U.S. Treasury Bonds, 6.375%, 2027	326,000	494,145

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Treasury Obligations – continued
U.S. Treasury Bonds, 5.25%, 2029	$18,828,000	$26,012,049
U.S. Treasury Bonds, 4.5%, 2036	1,226,000	1,604,336
U.S. Treasury Bonds, 5%, 2037	488,000	686,631
U.S. Treasury Bonds, 4.375%, 2038	3,919,000	5,066,530
U.S. Treasury Bonds, 4.5%, 2039	21,111,500	27,923,252
U.S. Treasury Notes, 1.125%, 2012	1,170,000	1,170,412
U.S. Treasury Notes, 1.375%, 2012	2,014,900	2,018,047
U.S. Treasury Notes, 1.375%, 2012	101,963,000	102,460,885
U.S. Treasury Notes, 1.375%, 2013	57,000	57,708
U.S. Treasury Notes, 1.375%, 2013	648,000	657,239
U.S. Treasury Notes, 4%, 2014	211,000	227,550
U.S. Treasury Notes, 1.875%, 2014	12,853,000	13,318,921
U.S. Treasury Notes, 4%, 2015	6,718,000	7,461,179
U.S. Treasury Notes, 2.125%, 2015	35,954,000	37,956,746
U.S. Treasury Notes, 2.625%, 2016	201,000	217,473
U.S. Treasury Notes, 2.625%, 2018	9,719,000	10,582,319
U.S. Treasury Notes, 2.75%, 2019	5,047,400	5,528,084
U.S. Treasury Notes, 3.125%, 2019	8,538,000	9,573,231
U.S. Treasury Notes, 3.5%, 2020	7,808,000	8,982,253
U.S. Treasury Notes, 2.625%, 2020	6,777,000	7,309,103

		$280,794,331

Total Bonds (Identified Cost, $610,035,322)		$658,715,316

MONEY MARKET FUNDS – 3.2%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)	21,906,213	$21,906,213

Total Investments (Identified Cost, $631,941,535)		$680,621,529

OTHER ASSETS, LESS LIABILITIES – 0.6%		3,871,102

Net Assets – 100.0%		$684,492,631

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $511,918, representing 0.1% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

STRIPS	Separate Trading of Registered Interest and Principal of Securities

See Notes to Financial Statements

7

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $610,035,322)	$658,715,316
Underlying affiliated funds, at cost and value	21,906,213
Total investments, at value (identified cost, $631,941,535)	$680,621,529
Receivables for
Fund shares sold	494,049
Interest	4,004,415
Other assets	17,755
Total assets		$685,137,748
Liabilities
Payable for fund shares reacquired	$521,347
Payable to affiliates
Investment adviser	32,804
Distribution and/or service fees	8,623
Payable for Trustees’ compensation	984
Accrued expenses and other liabilities	81,359
Total liabilities		$645,117
Net assets		$684,492,631
Net assets consist of
Paid-in capital	$616,027,268
Unrealized appreciation (depreciation) on investments	48,679,994
Accumulated distributions in excess of net realized gain on investments	(20,362)
Undistributed net investment income	19,805,731
Net assets		$684,492,631
Shares of beneficial interest outstanding		50,101,870

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$264,328,205	19,259,061	$13.72
Service Class	420,164,426	30,842,809	13.62

See Notes to Financial Statements

8

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Interest	$22,642,662
Dividends from underlying affiliated funds	49,638
Total investment income		$22,692,300
Expenses
Management fee	$3,555,508
Distribution and/or service fees	1,070,108
Administrative services fee	214,722
Trustees’ compensation	76,161
Custodian fee	78,329
Shareholder communications	20,366
Auditing fees	49,383
Legal fees	5,643
Miscellaneous	49,719
Total expenses		$5,119,939
Fees paid indirectly	(39)
Net expenses		$5,119,900
Net investment income		$17,572,400
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$7,964,728
Futures contracts	(528,904)
Net realized gain (loss) on investments		$7,435,824
Change in unrealized appreciation (depreciation)
Investments	$20,450,412
Futures contracts	(89,375)
Net unrealized gain (loss) on investments		$20,361,037
Net realized and unrealized gain (loss) on investments		$27,796,861
Change in net assets from operations		$45,369,261

See Notes to Financial Statements

9

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$17,572,400	$21,588,117
Net realized gain (loss) on investments	7,435,824	2,821,596
Net unrealized gain (loss) on investments	20,361,037	6,059,440
Change in net assets from operations	$45,369,261	$30,469,153
Distributions declared to shareholders
From net investment income	$(23,218,426)	$(23,390,230)
From net realized gain on investments	(228,585)	—
Total distributions declared to shareholders	$(23,447,011)	$(23,390,230)
Change in net assets from fund share transactions	$(6,053,896)	$(5,850,571)
Total change in net assets	$15,868,354	$1,228,352
Net assets
At beginning of period	668,624,277	667,395,925
At end of period (including undistributed net investment income of $19,805,731 and $23,217,307, respectively)	$684,492,631	$668,624,277

See Notes to Financial Statements

10

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011		2010	2009	2008	2007
Net asset value, beginning of period	$13.27		$13.14	$13.23	$12.89	$12.65
Income (loss) from investment operations
Net investment income (d)	$0.39		$0.45	$0.50	$0.55	$0.56
Net realized and unrealized gain (loss) on investments	0.58		0.16	0.08	0.51	0.31
Total from investment operations	$0.97		$0.61	$0.58	$1.06	$0.87
Less distributions declared to shareholders
From net investment income	$(0.52)		$(0.48)	$(0.67)	$(0.72)	$(0.63)
From net realized gain on investments	(0.00	)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.52)		$(0.48)	$(0.67)	$(0.72)	$(0.63)
Net asset value, end of period (x)	$13.72		$13.27	$13.14	$13.23	$12.89
Total return (%) (k)(s)(x)	7.40		4.75	4.49	8.55	7.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.63		0.64	0.64	0.65	0.63
Net investment income	2.88		3.39	3.85	4.31	4.48
Portfolio turnover	29		36	36	52	39
Net assets at end of period (000 omitted)	$264,328		$227,694	$250,133	$266,170	$299,871

Service Class	Years ended 12/31
	2011		2010	2009	2008	2007
Net asset value, beginning of period	$13.18		$13.06	$13.15	$12.81	$12.58
Income (loss) from investment operations
Net investment income (d)	$0.35		$0.41	$0.46	$0.52	$0.53
Net realized and unrealized gain (loss) on investments	0.57		0.17	0.08	0.50	0.31
Total from investment operations	$0.92		$0.58	$0.54	$1.02	$0.84
Less distributions declared to shareholders
From net investment income	$(0.48)		$(0.46)	$(0.63)	$(0.68)	$(0.61)
From net realized gain on investments	(0.00	)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.48)		$(0.46)	$(0.63)	$(0.68)	$(0.61)
Net asset value, end of period (x)	$13.62		$13.18	$13.06	$13.15	$12.81
Total return (%) (k)(s)(x)	7.11		4.49	4.23	8.29	6.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.88		0.89	0.89	0.90	0.88
Net investment income	2.64		3.13	3.54	4.06	4.23
Portfolio turnover	29		36	36	52	39
Net assets at end of period (000 omitted)	$420,164		$440,930	$417,263	$271,052	$320,695

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

11

MFS Government Securities Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Government Securities Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an

12

MFS Government Securities Portfolio

Notes to Financial Statements – continued

investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$337,410,853	$—	$337,410,853
Municipal Bonds	—	6,515,404	—	6,515,404
Corporate Bonds	—	7,868,375	—	7,868,375
Residential Mortgage-Backed Securities	—	295,966,144	—	295,966,144
Commercial Mortgage-Backed Securities	—	10,954,540	—	10,954,540
Mutual Funds	21,906,213	—	—	21,906,213
Total Investments	$21,906,213	$658,715,316	$—	$680,621,529

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options and futures contracts. At December 31, 2011, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts	Investment Transactions (Purchased Options)
Interest Rate	$(528,904)	$1,448

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(89,375)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk

13

MFS Government Securities Portfolio

Notes to Financial Statements – continued

whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of

14

MFS Government Securities Portfolio

Notes to Financial Statements – continued

business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains)	$23,218,426	$23,390,230
Long-term capital gains	228,585	—
Total distributions	$23,447,011	$23,390,230

15

MFS Government Securities Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$637,801,352
Gross appreciation	43,546,195
Gross depreciation	(726,018)
Net unrealized appreciation (depreciation)	$42,820,177

Undistributed ordinary income	23,921,103
Undistributed long-term capital gain	1,793,816
Other temporary differences	(69,733)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$7,932,135	$8,713,299	$74,653	$—
Service Class	15,286,291	14,676,931	153,932	—
Total	$23,218,426	$23,390,230	$228,585	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.55%
Average daily net assets in excess of $1 billion	0.50%

The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.55% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, and brokerage commissions , such that total annual fund operating expenses do not exceed 1.25% of the fund’s average daily net assets. MFS’ agreement to limit the fund’s total annual operating expenses is contained in the investment advisory agreement between MFS and the fund. This agreement terminated on December 31, 2011 in connection with shareholder approval on December 1, 2011 of a new investment advisory agreement between the trust, on behalf of the fund, and MFS effective January 1, 2012. In addition, the investment adviser has voluntarily agreed to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, and brokerage commissions, such that total annual operating expenses do not exceed 1.00% of the fund’s average daily net assets attributable to Initial Class shares. This voluntary agreement terminated December 31, 2011. For the year ended December 31, 2011, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Effective December 3, 2011, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 0.61% of average daily net assets for the Initial Class shares and 0.86% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2014. For the period December 3, 2011 through December 31, 2011, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses

16

MFS Government Securities Portfolio

Notes to Financial Statements – continued

incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2011, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0332% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $10,624 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$175,000,726	$2,320,426
Investments (non-U.S. Government securities)	$494,938	$319,692,831

Purchases exclude the value of securities acquired in connection with the Government Securities Variable Account merger. (See Note 8)

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,368,448	$18,583,787	1,095,324	$14,559,638
Service Class	3,457,872	46,547,288	4,738,186	62,491,854
	4,826,320	$65,131,075	5,833,510	$77,051,492
Shares issued in connection with acquisition of Government Securities Variable Account
Initial Class	3,911,252	$53,310,360

17

MFS Government Securities Portfolio

Notes to Financial Statements – continued

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Initial Class	593,095	$8,006,788	674,404	$8,713,299
Service Class	1,151,396	15,440,223	1,142,174	14,676,931
	1,744,491	$23,447,011	1,816,578	$23,390,230
Shares reacquired
Initial Class	(3,767,855)	$(50,830,241)	(3,646,469)	$(48,569,228)
Service Class	(7,224,647)	(97,112,101)	(4,373,733)	(57,723,065)
	(10,992,502)	$(147,942,342)	(8,020,202)	$(106,292,293)
Net change
Initial Class	2,104,940	$29,070,694	(1,876,741)	$(25,296,291)
Service Class	(2,615,379)	(35,124,590)	1,506,627	19,445,720
	(510,439)	$(6,053,896)	(370,114)	$(5,850,571)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $4,986 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	36,330,825	255,461,067	(269,885,679)	21,906,213

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$49,638	$21,906,213

(8)	Acquisitions

At the close of business on December 2, 2011, the fund with net assets of $622,179,000, acquired all of the investment-related assets and liabilities of Government Securities Variable Account. The acquisition was part of a transaction in which the Government Securities Variable Account was converted into a unit investment trust (“UIT”) that invests in the fund (the acquisition of the Account’s assets and liabilities and subsequent conversion into a UIT hereinafter referred to as the “Reorganization”). The Reorganization provided the contract owners of the Government Securities Variable Account with the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of 3,911,252 shares of the fund (valued at $53,310,360) for all of the investment-related assets and liabilities of Government Securities Variable Account. Government Securities Variable Account’s net assets on that date were $53,310,360, including investments valued at $53,536,440 with a cost basis of $50,354,919. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from Government Securities Variable Account were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Government Securities Variable Account that have been included in MFS Government Securities Portfolio’s Statement of Operations since December 2, 2011. No pro forma information is provided as it is not material to the combined fund results.

18

MFS Government Securities Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Government Securities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Securities Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Government Securities Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

19

MFS Government Securities Portfolio

RESULTS OF SHAREHOLDER MEETING (unaudited)

At a special meeting of shareholders of MFS Government Securities Portfolio, which was held on December 1, 2011, the following actions were taken for which shareholders of all series of MFS Variable Insurance Trust II voted together as a single class with respect to Item 1 and shareholders of MFS Government Securities Portfolio voted as a separate class with respect to Items 2 and 3:

Item 1: Election of ten Trustees as members of the Board of Trustees of the Trust effective January 1, 2012:

	Number of Shares
	For	Withheld Authority
Robert E. Butler	681,916,712.8686	46,472,894.9218
Maureen R. Goldfarb	682,835,794.8512	45,553,812.9392
David H. Gunning	681,500,267.3085	46,889,340.4819
William R. Gutow	681,050,223.5547	47,339,384.2357
Michael Hegarty	682,477,088.8584	45,912,518.9320
John P. Kavanaugh	683,794,425.4269	44,595,182.3635
Robert J. Manning	682,699,559.7374	45,690,048.0530
J. Dale Sherratt	681,362,743.0513	47,026,864.7391
Laurie J. Thomsen	683,408,094.0000	44,981,513.7904
Robert W. Uek	681,424,852.0247	46,964,755.7657

Item 2: To approve a new investment advisory agreement dated January 1, 2012, between the Trust, on behalf of MFS Government Securities Portfolio, and MFS:

Number of Shares
For	Against	Withheld Authority
39,745,229.2943	835,944.6922	5,136,896.7592

Item 3: To approve revisions to and restatements of certain fundamental investment restrictions of MFS Government Securities Portfolio effective January 1, 2012 as detailed below:

		Number of Shares
		For	Against	Withheld Authority
A.	Borrowing	38,092,574.3583	2,220,754.6806	5,404,741.7068
B.	Underwriting Securities	38,801,042.6523	1,556,512.3028	5,360,515.7906
C.	Issuance of Senior Securities	38,896,387.3544	1,328,361.8665	5,493,321.5248
D.	Lending of Money or Securities	38,257,139.3335	1,947,401.2580	5,513,530.1542
E.	Purchases or Sales of Real Estate; Interests in Oil, Gas or Mineral Leases; and Commodities	39,321,302.5270	1,346,876.8698	5,049,891.3489
F.	Industry Concentration	39,512,762.4227	1,172,113.5204	5,033,194.8026

20

MFS Government Securities Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

21

MFS Government Securities Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

22

MFS Government Securities Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Geoffrey Schechter

23

MFS Government Securities Portfolio

At a special meeting of shareholders of the MFS Government Securities Portfolio (hereinafter referred to as the “Fund” or the “Portfolio”), which was held on December 1, 2011, the shareholders approved a new investment advisory agreement based on the recommendation of the Board of Trustees. At its July, 2011 meeting, the Board of Trustees (i) approved, and recommended for shareholder approval, the new investment advisory agreement effective January 1, 2012, and (ii) the continuation of the existing investment advisory agreement effective September 1, 2011. The following includes a description of the factors that the Board of Trustees considered and the conclusions that formed the basis of their approval of both the new investment advisory agreement and the continuation of the prior investment advisory agreement.

BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the new investment advisory agreement (the “New Agreement”) between Massachusetts Financial Services Company (“MFS”) and MFS Variable Insurance Trust II (the “Trust”) on behalf of the Portfolio and, beginning on the second anniversary of the initial effective date of the New Agreement, annually approve the continuation of the New Agreement. The Trustees have considered matters bearing on the Portfolio and the then current advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in July 2011 to consider the initial approval of the New Agreement, and to recommend that shareholders approve the New Agreement. The independent Trustees were assisted in their evaluation of the New Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management. The independent Trustees were also assisted in this process by the Portfolio’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the initial approval of the New Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The New Agreement was considered separately for the series of the Trust (collectively, the “Portfolios”), although the Trustees also took into account the common interests of all Portfolios in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and/or shareholder services to be performed by MFS under the New Agreement and other arrangements with the Trust.

In connection with their initial review meeting, the Trustees received and relied upon materials that included, among other items: (i) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (ii) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” would be observed for the Portfolio under the New Agreement, and (iii) a comparison and summary of the differences in the provisions in the New Agreement compared to those in each of the then current investment advisory agreements for the Portfolios. In addition, in connection with the independent Trustees’ meetings in May and July, 2011 (the “contract review meetings”) for the purpose of considering whether to approve the continuation of the then current investment advisory agreements for the Portfolio, the independent Trustees received: (1) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Portfolio for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (2) information provided by Lipper on the Portfolio’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (3) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Portfolio, (4) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (5) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (6) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Portfolio. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the initial approval of the New Agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Portfolio, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Portfolio could reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

24

MFS Government Securities Portfolio

Board Approval of New Investment Advisory Agreement – continued

Because the portfolio management team managing the Portfolio’s investments under the then current investment advisory agreement will remain the same under the New Agreement for the Portfolio, the Trustees compared the Portfolio’s total return investment performance to the performance of its Lipper performance universe over various time periods, based on information provided by Lipper. The Trustees placed particular emphasis on the total return performance of the Portfolio’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods.

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 5th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 2nd quintile for the three-year period and in the 1st quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year. For Portfolios whose performance lagged their peer groups, they discussed the factors that contributed thereto and MFS’ efforts to improve such Portfolios’ performance. After reviewing this information, the Trustees concluded, within the context of their overall conclusions regarding the New Agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Portfolio’s advisory fee, the Trustees considered, among other information, the Portfolio’s advisory fee and the total expense ratio of the Portfolio’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Portfolio, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Portfolio is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate was above the median and total expense ratio was approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to implement an expense limitation for the Portfolio upon completion of the acquisition by the Portfolio of the Government Securities Variable Account, subject to approval by the variable account’s contract owners. The Trustees further noted that the New Agreement would reflect MFS’ agreement to reduce the advisory fee on average daily net assets over $1 billion on a permanent basis, and concluded that the breakpoint was sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered whether the Portfolio is likely to benefit from any economies of scale due to future asset growth. In this regard, the Trustees reviewed the adequacy of breakpoints and discussed with MFS any adjustments necessary for the shareholders’ benefit.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Portfolio and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Portfolio and other accounts and products for purposes of estimating profitability.

The Trustees noted that there would be no increase to the net advisory fee arrangement for the Portfolio under the New Agreement when compared to the Portfolio’s then current investment advisory agreement. After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Portfolio under the New Agreement represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Portfolio. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Trust by MFS and its affiliates under agreements and plans other than the New Agreement, including the 12b-1 fees the Portfolio pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Portfolio’s behalf, which may include securities lending

25

MFS Government Securities Portfolio

Board Approval of New Investment Advisory Agreement – continued

programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Portfolio were satisfactory. The Trustees also considered the benefits to MFS from the use of the Portfolio’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the New Agreement should be approved for an initial two-year period, commencing upon its effective date, as set forth in the New Agreement.

BOARD APPROVAL OF CONTINUATION OF PRIOR INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and other investment companies that the Board oversees as a whole, and for MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

26

MFS Government Securities Portfolio

Board Approval of Continuation of Prior Investment Advisory Agreement – continued

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 2nd quintile for the three-year period and the 1st quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data (which takes into account any reductions or expense limitations) that the Fund’s effective advisory fee rate was above the median and total expense ratio was approximately at the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

27

MFS Government Securities Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $252,000 as capital gain dividends paid during the fiscal year.

28

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

MFS® Total Return Portfolio

MFS® Variable Insurance Trust II

ANNUAL REPORT

December 31, 2011

TRS-ANN

MFS® TOTAL RETURN PORTFOLIO

The report is prepared for the general information of contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Total Return Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:
We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Total Return Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
U.S. Treasury Notes, 3.125%, 2013	2.6%
Philip Morris International Inc.	2.2%
Fannie Mae, 5.5%, 30 Years	2.0%
Exxon Mobil Corp.	1.9%
JPMorgan Chase & Co.	1.9%
Lockheed Martin Corp.	1.7%
U.S. Treasury Notes, 4.5%, 2039	1.6%
U.S. Treasury Notes, 3.5%, 2020	1.6%
Johnson & Johnson	1.5%
United Technologies Corp.	1.4%

Composition including fixed income credit quality (a)(i)
AAA	1.7%
AA	1.3%
A	3.2%
BBB	5.4%
BB	0.3%
CC	0.1%
C	0.1%
D (o)	0.0%
U.S. Government	13.3%
Federal Agencies	12.9%
Not Rated (o)	0.0%
Non-Fixed Income	60.2%
Cash & Other	1.5%

Equity sectors
Financial Services	12.2%
Health Care	7.2%
Energy	6.9%
Consumer Staples	6.8%
Industrial Goods & Services	6.6%
Utilities & Communications	4.7%
Technology	3.8%
Leisure	3.5%
Basic Materials	2.9%
Retailing	2.8%
Autos & Housing	1.4%
Special Products & Services	0.9%
Transportation	0.5%

Fixed income sectors (i)
U.S. Treasury Securities	13.3%
Mortgage-Backed Securities	12.5%
High Grade Corporates	8.7%
Commercial Mortgage-Backed Securities	1.7%
Non-U.S. Government Bonds	0.8%
Emerging Markets Bonds	0.5%
U.S. Government Agencies	0.4%
Collateralized Debt Obligations	0.2%
Asset-Backed Securities	0.2%
High Yield Corporates (o)	0.0%
Residential Mortgage-Backed Securities (o)	0.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.

2

MFS Total Return Portfolio

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(o)	Less than 0.1%.

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

3

MFS Total Return Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Total Return Portfolio (the “fund”) provided a total return of 1.93%, while Service Class shares of the fund provided a total return of 1.66%. These compare with returns of 2.11% and 7.84% for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”) and the Barclays Capital U.S. Aggregate Bond Index, respectively. The fund’s other benchmark, the MFS Total Return Blended Index (“Blended Index”), generated a return of 4.69%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as investors more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

Within the equity portion of the fund, an overweight position and stock selection in the financial services sector held back performance relative to the S&P 500 Index. The fund’s holdings of financial services firms, Goldman Sachs, Bank of New York Mellon, MetLife, JPMorgan Chase, and Bank of America, weakened relative performance as all five stocks underperformed the benchmark. Financial firms faced downward pressure during the period amidst a weakening economic environment and increased concerns regarding the European sovereign debt crisis.

Stock selection in the retailing, health care, and energy sectors also negatively impacted relative performance. There were no individual stocks within either the retailing or health care sectors that were among the fund’s top relative detractors for the reporting period. Within the energy sector, holdings of oil and gas exploration and production company Apache and offshore drilling contractor Transocean (b) hindered relative performance.

Elsewhere, holdings of toy maker Hasbro and global automaker General Motors (b), and not holding shares of strong-performing computer and personal electronics maker Apple, weighed on relative results.

Within the fixed income portion of the fund, a greater exposure to “BBB” rated (r) securities detracted from performance relative to the Barclays Capital U.S. Aggregate Bond Index as this credit quality sector underperformed higher-rated securities over the reporting period.

The fund’s greater exposure to the financial sector also hurt relative returns. Bonds within this sector underperformed over the reporting period as Europe’s mounting sovereign debt crisis put downward pressure on the shares of most financial companies.

Contributors to Performance

Within the equity portion of the portfolio, stock selection in the industrial goods & services sector benefited performance relative to the S&P 500 Index. The fund’s overweight allocation to defense contractor Lockheed Martin aided relative results as the stock outperformed the benchmark.

A combination of an overweight position and stock selection in the consumer staples sector was another positive factor for relative performance. The fund’s holdings of tobacco company Philip Morris International and alcoholic beverage producer Diageo (b) (United Kingdom) were among the top relative contributors as both stocks turned in strong performance over the reporting period. Shares of Philip Morris rose as the company reported strong earnings results near the end of the reporting period in addition to its solid return of capital to shareholders via both dividends and share repurchases. Diageo’s stock appreciated significantly in the second half of 2011 after management reported a 5% increase in full-year operating profit and forecasted a medium-term goal of 6% organic revenue growth.

4

MFS Total Return Portfolio

Management Review – continued

Elsewhere, the fund’s holdings of pharmaceutical and medical products maker Abbott Laboratories and voice and data communications services company Vodafone Group (b) (United Kingdom) boosted relative performance. Not holding poor-performing financial services firm Citigroup, global automaker Ford Motor, precious metals company Freeport-McMoRan, and global investment banking firm Morgan Stanley positively impacted relative performance. The timing of the fund’s ownership in shares of global consulting and outsourcing company Accenture also supported relative results.

Within the fixed income portion of the fund, bond selection within the financial, agency, and municipal sectors were positive factors for performance relative to the Barclays Capital U.S. Aggregate Bond Index.

Respectfully,

Nevin Chitkara	William Douglas	Steven Gorham	Richard Hawkins
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Joshua Marson	Brooks Taylor
Portfolio Manager	Portfolio Manager

Notes to Contract Owners: Michael Roberge is no longer a co-manager of the fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

MFS Total Return Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/11/88	1.93%	1.61%	4.43%
Service Class	8/24/01	1.66%	1.36%	4.17%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		2.11%	(0.25)%	2.92%
Barclays Capital U.S. Aggregate Bond Index (f)		7.84%	6.50%	5.78%
MFS Total Return Blended Index (f)(x)		4.69%	2.84%	4.40%

(f)	Source: FactSet Research Systems Inc.

(x)	MFS Total Return Blended Index consists of 60% Standard & Poor’s 500 Stock Index and 40% Barclays Capital U.S. Aggregate Bond Index.

Benchmark Definitions

Barclays Capital U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

6

MFS Total Return Portfolio

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

MFS Total Return Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	0.74%	$1,000.00	$977.30	$3.69
	Hypothetical (h)	0.74%	$1,000.00	$1,021.48	$3.77
Service Class	Actual	0.99%	$1,000.00	$976.01	$4.93
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

8

MFS Total Return Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 60.0%
Aerospace – 4.5%
Honeywell International, Inc.	197,290	$10,722,713
Huntington Ingalls Industries, Inc. (a)	13,948	436,293
Lockheed Martin Corp.	283,780	22,957,802
Northrop Grumman Corp.	81,960	4,793,021
Precision Castparts Corp.	14,750	2,430,653
United Technologies Corp.	245,180	17,920,206

		$59,260,688

Alcoholic Beverages – 0.8%
Diageo PLC	503,399	$10,995,717

Automotive – 0.6%
General Motors Co. (a)	71,760	$1,454,575
Johnson Controls, Inc.	203,330	6,356,096

		$7,810,671

Broadcasting – 2.2%
Omnicom Group, Inc.	178,450	$7,955,301
Viacom, Inc., “B”	228,960	10,397,074
Walt Disney Co.	298,080	11,178,000

		$29,530,375

Brokerage & Asset Managers – 0.9%
Blackrock, Inc.	40,457	$7,211,056
Franklin Resources, Inc.	49,530	4,757,852

		$11,968,908

Business Services – 0.9%
Accenture PLC, “A”	150,110	$7,990,355
Dun & Bradstreet Corp.	30,410	2,275,580
Fiserv, Inc. (a)	20,580	1,208,869

		$11,474,804

Cable TV – 0.6%
Comcast Corp., “Special A”	332,980	$7,845,009

Chemicals – 2.1%
3M Co.	148,430	$12,131,184
Celanese Corp.	76,620	3,391,967
E.I. du Pont de Nemours & Co.	69,990	3,204,142
PPG Industries, Inc.	110,500	9,225,645

		$27,952,938

Computer Software – 1.4%
Check Point Software Technologies Ltd. (a)	46,950	$2,466,753
Microsoft Corp.	79,750	2,070,310
Oracle Corp.	556,540	14,275,251

		$18,812,314

Computer Software – Systems – 1.2%
Hewlett-Packard Co.	109,850	$2,829,736
International Business Machines Corp.	70,880	13,033,414

		$15,863,150

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Construction – 0.7%
Sherwin-Williams Co.	37,440	$3,342,269
Stanley Black & Decker, Inc.	79,707	5,388,193

		$8,730,462

Consumer Products – 0.8%
Procter & Gamble Co.	128,704	$8,585,844
Reckitt Benckiser Group PLC	40,447	1,993,161

		$10,579,005

Electrical Equipment – 1.5%
Danaher Corp.	288,550	$13,573,392
Tyco International Ltd.	124,090	5,796,244

		$19,369,636

Electronics – 0.7%
ASML Holding N.V.	75,097	$3,138,304
Intel Corp.	162,120	3,931,410
Microchip Technology, Inc.	62,420	2,286,445

		$9,356,159

Energy – Independent – 2.9%
Anadarko Petroleum Corp.	41,380	$3,158,535
Apache Corp.	152,790	13,839,718
EOG Resources, Inc.	22,660	2,232,237
EQT Corp.	47,930	2,626,085
Noble Energy, Inc.	50,910	4,805,395
Occidental Petroleum Corp.	131,810	12,350,597

		$39,012,567

Energy – Integrated – 3.5%
Chevron Corp.	156,832	$16,686,925
Exxon Mobil Corp.	290,418	24,615,830
Hess Corp.	77,790	4,418,472

		$45,721,227

Engineering – Construction – 0.2%
Fluor Corp.	63,790	$3,205,448

Food & Beverages – 2.6%
General Mills, Inc.	168,540	$6,810,701
Groupe Danone	48,012	3,018,118
J.M. Smucker Co.	5,281	412,816
Kellogg Co.	40,790	2,062,750
Nestle S.A.	202,734	11,639,529
PepsiCo, Inc.	163,730	10,863,486

		$34,807,400

Food & Drug Stores – 1.0%
CVS Caremark Corp.	186,166	$7,591,849
Kroger Co.	93,900	2,274,258
Walgreen Co.	113,760	3,760,906

		$13,627,013

9

MFS Total Return Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
General Merchandise – 1.2%
Kohl’s Corp.	111,610	$5,507,954
Target Corp.	213,050	10,912,421

		$16,420,375

Health Maintenance Organizations – 0.1%
Aetna, Inc.	47,420	$2,000,650

Insurance – 4.0%
ACE Ltd.	144,220	$10,112,706
Aon Corp.	162,860	7,621,848
Chubb Corp.	47,250	3,270,645
MetLife, Inc.	393,560	12,271,201
Prudential Financial, Inc.	211,310	10,590,857
Travelers Cos., Inc.	159,710	9,450,041

		$53,317,298

Leisure & Toys – 0.5%
Hasbro, Inc.	195,450	$6,232,901

Machinery & Tools – 0.4%
Eaton Corp.	112,950	$4,916,714

Major Banks – 6.3%
Bank of America Corp.	1,048,730	$5,830,939
Bank of New York Mellon Corp.	613,369	12,212,177
Goldman Sachs Group, Inc.	145,190	13,129,532
JPMorgan Chase & Co.	738,824	24,565,898
PNC Financial Services Group, Inc.	93,650	5,400,796
State Street Corp.	188,710	7,606,900
SunTrust Banks, Inc.	49,070	868,539
Wells Fargo & Co.	501,660	13,825,750

		$83,440,531

Medical & Health Technology & Services – 0.4%
AmerisourceBergen Corp.	61,960	$2,304,292
Quest Diagnostics, Inc.	41,630	2,417,038

		$4,721,330

Medical Equipment – 2.3%
Becton, Dickinson & Co.	83,800	$6,261,536
Covidien PLC	75,460	3,396,455
Medtronic, Inc.	224,690	8,594,393
St. Jude Medical, Inc.	151,860	5,208,798
Thermo Fisher Scientific, Inc. (a)	155,890	7,010,373

		$30,471,555

Metals & Mining – 0.1%
Cliffs Natural Resources, Inc.	21,760	$1,356,736

Natural Gas – Pipeline – 0.5%
Kinder Morgan, Inc.	42,060	$1,353,070
Williams Cos., Inc. (a)	142,550	3,850,276
WPX Energy, Inc. (a)	47,516	863,366

		$6,066,712

Network & Telecom – 0.5%
Cisco Systems, Inc.	344,630	$6,230,910

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Oil Services – 0.5%
Schlumberger Ltd.	25,880	$1,767,863
Transocean, Inc.	113,010	4,338,454

		$6,106,317

Other Banks & Diversified Financials – 1.0%
MasterCard, Inc., “A”	6,700	$2,497,894
TCF Financial Corp.	110,980	1,145,314
Visa, Inc., “A”	44,440	4,511,993
Western Union Co.	185,590	3,388,873
Zions Bancorporation	98,130	1,597,556

		$13,141,630

Pharmaceuticals – 4.4%
Abbott Laboratories	257,200	$14,462,356
Bayer AG	27,923	1,785,284
Johnson & Johnson	296,380	19,436,600
Merck & Co., Inc.	70,660	2,663,882
Pfizer, Inc.	807,078	17,465,168
Roche Holding AG	13,191	2,230,830

		$58,044,120

Printing & Publishing – 0.1%
Moody’s Corp.	53,160	$1,790,429

Railroad & Shipping – 0.3%
Canadian National Railway Co.	30,320	$2,381,939
Union Pacific Corp.	15,650	1,657,961

		$4,039,900

Restaurants – 0.1%
McDonald’s Corp.	19,990	$2,005,597

Specialty Chemicals – 0.7%
Air Products & Chemicals, Inc.	99,330	$8,461,923
Airgas, Inc.	13,740	1,072,819

		$9,534,742

Specialty Stores – 0.6%
Advance Auto Parts, Inc.	57,700	$4,017,651
Staples, Inc.	265,690	3,690,434

		$7,708,085

Telecommunications – Wireless – 0.8%
Vodafone Group PLC	3,929,157	$10,916,444

Telephone Services – 1.5%
AT&T, Inc.	577,660	$17,468,438
CenturyLink, Inc.	61,168	2,275,450

		$19,743,888

Tobacco – 2.6%
Altria Group, Inc.	108,010	$3,202,497
Philip Morris International, Inc.	372,020	29,196,130
Reynolds American, Inc.	39,420	1,632,776

		$34,031,403

Trucking – 0.2%
United Parcel Service, Inc., “B”	43,740	$3,201,331

10

MFS Total Return Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – 1.8%
American Electric Power Co., Inc.	83,120	$3,433,687
Exelon Corp.	47,330	2,052,702
NRG Energy, Inc. (a)	102,200	1,851,864
PG&E Corp.	129,190	5,325,212
PPL Corp.	184,340	5,423,283
Public Service Enterprise Group, Inc.	167,410	5,526,204

		$23,612,952

Total Common Stocks (Identified Cost, $777,472,776)		$794,976,041

BONDS – 38.0%
Agency – Other – 0.1%
Financing Corp., 9.65%, 2018	$535,000	$798,718

Asset-Backed & Securitized – 2.0%
Anthracite Ltd., “A”, CDO, FRN, 0.743%, 2017 (n)	$1,397,814	$1,299,967
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.893%, 2040 (z)	1,458,827	831,228
BlackRock Capital Finance LP, 7.75%, 2026 (n)	174,892	19,238
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (n)	1,093,424	1,084,677
Citigroup Commercial Mortgage Trust, FRN, 5.697%, 2017	3,050,000	3,362,634
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	137,638	145,986
Credit Suisse Mortgage Capital Certificate, FRN, 5.695%, 2017	2,034,095	2,122,247
GMAC Mortgage Corp. Loan Trust, FRN, 5.805%, 2036	886,806	576,716
JPMorgan Chase Commercial Mortgage Securities Corp., 4.78%, 2042	1,772,000	1,834,164
JPMorgan Chase Commercial Mortgage Securities Corp., 5.552%, 2045	1,131,871	1,242,356
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.215%, 2041	2,024,903	2,166,055
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.475%, 2043	1,839,069	2,023,059
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.816%, 2049	777,548	826,321
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.986%, 2051	2,664,573	2,834,964
Merrill Lynch Mortgage Trust, FRN, “A3”, 5.833%, 2050	28,792	30,006
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.742%, 2050	2,034,095	2,151,308
Morgan Stanley Capital I, Inc., FRN, 0.983%, 2030 (i)(n)	7,179,264	193,151
Residential Asset Mortgage Products, Inc., FRN, 4.97%, 2034	460,434	459,087
Residential Funding Mortgage Securities, Inc., FRN, 5.32%, 2035	1,534,000	877,034

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset-Backed & Securitized – continued
Spirit Master Funding LLC, 5.05%, 2023 (z)	$1,348,240	$1,243,347
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 5.898%, 2017	1,545,000	1,672,821

		$26,996,366

Automotive – 0.1%
Toyota Motor Credit Corp., 3.2%, 2015	$770,000	$809,898
Toyota Motor Credit Corp., 3.4%, 2021	1,120,000	1,154,275

		$1,964,173

Broadcasting – 0.1%
News America, Inc., 8.5%, 2025	$1,253,000	$1,538,273

Cable TV – 0.4%
Cox Communications, Inc., 4.625%, 2013	$1,282,000	$1,351,438
DIRECTV Holdings LLC, 4.6%, 2021	1,610,000	1,673,996
Time Warner Entertainment Co. LP, 8.375%, 2033	1,940,000	2,542,799

		$5,568,233

Conglomerates – 0.2%
Kennametal, Inc., 7.2%, 2012	$1,991,000	$2,044,556

Defense Electronics – 0.1%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$862,000	$926,831

Emerging Market Quasi-Sovereign – 0.2%
Corporacion Nacional del Cobre de Chile, 3.75%, 2020 (n)	$342,000	$347,317
Petrobras International Finance Co., 6.75%, 2041	340,000	390,705
Petroleos Mexicanos, 8%, 2019	918,000	1,145,205
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	876,654	938,020

		$2,821,247

Emerging Market Sovereign – 0.2%
Republic of Peru, 7.35%, 2025	$103,000	$136,475
Russian Federation, 3.625%, 2015 (z)	2,700,000	2,713,500

		$2,849,975

Energy – Independent – 0.1%
Anadarko Petroleum Corp., 6.45%, 2036	$1,630,000	$1,858,365

Energy – Integrated – 0.5%
BP Capital Markets PLC, 4.5%, 2020	$371,000	$408,609
BP Capital Markets PLC, 4.742%, 2021	1,061,000	1,201,746
Hess Corp., 8.125%, 2019	350,000	449,282
Husky Energy, Inc., 5.9%, 2014	944,000	1,026,005
Husky Energy, Inc., 7.25%, 2019	959,000	1,173,544
Petro-Canada, 6.05%, 2018	1,942,000	2,286,064

		$6,545,250

Financial Institutions – 0.0%
General Electric Capital Corp., 5.45%, 2013	$179,000	$187,281

11

MFS Total Return Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Food & Beverages – 0.3%
Anheuser-Busch InBev Worldwide, Inc., 8%, 2039	$1,270,000	$1,967,917
Miller Brewing Co., 5.5%, 2013 (n)	1,601,000	1,706,664

		$3,674,581

Food & Drug Stores – 0.1%
CVS Caremark Corp., 6.125%, 2016	$1,250,000	$1,455,865

Gaming & Lodging – 0.1%
Wyndham Worldwide Corp., 6%, 2016	$1,246,000	$1,343,686

Insurance – 0.2%
MetLife, Inc., 4.75%, 2021	$370,000	$400,263
Metropolitan Life Global Funding I, 5.125%, 2013 (n)	690,000	720,797
Metropolitan Life Global Funding I, 5.125%, 2014 (n)	680,000	732,175
Prudential Financial, Inc., 6.625%, 2040	530,000	585,490

		$2,438,725

Insurance – Property & Casualty – 0.2%
Chubb Corp., 6.375% to 2017, FRN to 2067	$1,910,000	$1,886,125
ZFS Finance USA Trust IV, 5.875% to 2012, FRN to 2032 (n)	146,000	137,240
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2037 (n)	524,000	471,600

		$2,494,965

International Market Quasi-Sovereign – 0.7%
Achmea Hypotheekbank N.V., 3.2%, 2014 (n)	$663,000	$695,783
ING Bank N.V., 3.9%, 2014 (n)	1,560,000	1,645,820
Irish Life & Permanent PLC, 3.6%, 2013 (e)(n)	1,900,000	1,661,694
KFW International Finance, Inc., 4.875%, 2019	1,580,000	1,877,767
Royal Bank of Scotland Group PLC, 2.625%, 2012 (n)	2,810,000	2,828,189
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)	900,000	921,035

		$9,630,288

Local Authorities – 0.1%
New Jersey Turnpike Authority Rev. (Build America Bonds), “F”, 7.414%, 2040	$1,280,000	$1,835,494

Machinery & Tools – 0.2%
Atlas Copco AB, 5.6%, 2017 (n)	$1,850,000	$2,093,495

Major Banks – 1.6%
ABN Amro Bank N.V., FRN, 2.198%, 2014 (n)	$2,370,000	$2,311,527
Bank of America Corp., 7.375%, 2014	590,000	611,740
Bank of America Corp., 5.49%, 2019	829,000	714,524
Bank of America Corp., 7.625%, 2019	840,000	868,742

Issuer	Shares/Par	Value ($)

BONDS – continued
Major Banks – continued
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	$800,000	$558,000
Commonwealth Bank of Australia, 5%, 2019 (n)	840,000	890,853
Credit Suisse New York, 5.5%, 2014	1,720,000	1,787,802
Goldman Sachs Group, Inc., 5.625%, 2017	1,547,000	1,516,976
HSBC USA, Inc., 4.875%, 2020	860,000	798,025
JPMorgan Chase & Co., 6.3%, 2019	1,410,000	1,597,017
JPMorgan Chase Capital XXII, 6.45%, 2037	679,000	679,000
JPMorgan Chase Capital XXVII, 7%, 2039	179,000	180,119
Merrill Lynch & Co., Inc., 6.15%, 2013	1,320,000	1,332,367
Morgan Stanley, 6.625%, 2018	1,790,000	1,767,523
PNC Funding Corp., 5.625%, 2017	1,270,000	1,382,871
Royal Bank of Scotland PLC, 6.125%, 2021	1,500,000	1,479,794
UniCredito Luxembourg Finance S.A., 6%, 2017 (n)	1,710,000	1,286,869
Wachovia Corp., 5.25%, 2014	868,000	915,543

		$20,679,292

Medical & Health Technology & Services – 0.2%
CareFusion Corp., 6.375%, 2019	$1,400,000	$1,653,189
Hospira, Inc., 6.05%, 2017	1,164,000	1,285,063

		$2,938,252

Metals & Mining – 0.2%
ArcelorMittal, 9.85%, 2019	$691,000	$768,541
ArcelorMittal, 5.25%, 2020	790,000	717,369
Vale Overseas Ltd., 4.625%, 2020	337,000	348,493
Vale Overseas Ltd., 6.875%, 2039	257,000	294,368

		$2,128,771

Mortgage-Backed – 12.5%
Fannie Mae, 4.01%, 2013	$190,238	$196,090
Fannie Mae, 4.563%, 2014	888,275	940,895
Fannie Mae, 4.63%, 2014	476,989	504,122
Fannie Mae, 4.842%, 2014	783,100	831,743
Fannie Mae, 4.88%, 2014	295,458	316,697
Fannie Mae, 4.56%, 2015	326,026	350,554
Fannie Mae, 4.7%, 2015	626,374	675,260
Fannie Mae, 4.78%, 2015	451,220	490,758
Fannie Mae, 4.856%, 2015	297,192	322,810
Fannie Mae, 4.893%, 2015	55,125	60,305
Fannie Mae, 4.997%, 2015	130,780	142,814
Fannie Mae, 5.1%, 2015	480,000	509,267
Fannie Mae, 5.09%, 2016	500,000	554,858
Fannie Mae, 5.27%, 2016	538,251	595,998
Fannie Mae, 5.5%, 2016 - 2040	25,996,396	28,395,065
Fannie Mae, 5.662%, 2016	419,909	473,452
Fannie Mae, 5.725%, 2016	307,490	340,253
Fannie Mae, 4.989%, 2017	78,281	84,240

12

MFS Total Return Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Fannie Mae, 5.05%, 2017	$486,366	$540,294
Fannie Mae, 6%, 2017 - 2037	17,007,608	18,882,436
Fannie Mae, 2.578%, 2018	843,000	854,731
Fannie Mae, 3.849%, 2018	200,334	217,729
Fannie Mae, 4.5%, 2018 - 2041	5,242,818	5,606,942
Fannie Mae, 5%, 2018 - 2041	15,703,157	16,982,447
Fannie Mae, 5.37%, 2018	600,000	678,432
Fannie Mae, 4.6%, 2019	186,000	209,343
Fannie Mae, 7.5%, 2030 - 2031	174,991	209,257
Fannie Mae, 6.5%, 2031 - 2037	4,669,879	5,281,860
Freddie Mac, 6%, 2016 - 2037	6,769,286	7,497,353
Freddie Mac, 3.882%, 2017	406,817	444,446
Freddie Mac, 5%, 2017 - 2039	11,432,784	12,335,564
Freddie Mac, 2.412%, 2018 (n)	594,000	603,003
Freddie Mac, 3.154%, 2018	156,000	164,282
Freddie Mac, 4.5%, 2018 - 2035	5,657,333	6,023,804
Freddie Mac, 5.085%, 2019	1,523,000	1,748,313
Freddie Mac, 5.5%, 2019 - 2037	8,126,884	8,866,198
Freddie Mac, 3.808%, 2020	1,303,000	1,414,194
Freddie Mac, 4%, 2024	2,146,636	2,253,573
Freddie Mac, 6.5%, 2034 - 2038	2,849,974	3,213,786
Freddie Mac, 4%, 2040 - 2041	7,952,293	8,352,593
Ginnie Mae, 4.5%, 2033 - 2041	7,128,399	7,828,531
Ginnie Mae, 5%, 2033 - 2039	6,518,636	7,232,020
Ginnie Mae, 5.5%, 2033 - 2035	3,225,366	3,640,861
Ginnie Mae, 6%, 2033 - 2038	3,264,359	3,715,245
Ginnie Mae, 4%, 2041	4,082,291	4,374,303

		$164,956,721

Natural Gas – Pipeline – 0.3%
Enterprise Products Operating LLC, 6.5%, 2019	$1,042,000	$1,213,393
Kinder Morgan Energy Partners LP, 7.4%, 2031	804,000	960,694
Kinder Morgan Energy Partners LP, 7.75%, 2032	661,000	819,122
Spectra Energy Capital LLC, 8%, 2019	1,040,000	1,308,753

		$4,301,962

Network & Telecom – 0.2%
BellSouth Corp., 6.55%, 2034	$1,472,000	$1,752,226
Telecom Italia Capital, 5.25%, 2013	812,000	779,994

		$2,532,220

Other Banks & Diversified Financials – 0.9%
American Express Co., 5.5%, 2016	$1,034,000	$1,139,671
Banco Bradesco S.A., 6.75%, 2019 (n)	681,000	745,695
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)	700,000	634,375
Capital One Financial Corp., 6.15%, 2016	1,670,000	1,737,688
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	1,612,000	1,455,120
HSBC Holdings PLC, 5.1%, 2021	842,000	894,703
Nordea Bank AB, 4.875%, 2021 (z)	820,000	838,138

Issuer	Shares/Par	Value ($)

BONDS – continued
Other Banks & Diversified Financials – continued
Nordea Bank AB, 5.424% to 2015, FRN to 2049 (n)	$699,000	$630,498
Svenska Handelsbanken AB, 4.875%, 2014 (n)	2,120,000	2,205,883
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	2,620,000	2,217,175

		$12,498,946

Pharmaceuticals – 0.3%
Roche Holdings, Inc., 6%, 2019 (n)	$1,578,000	$1,917,922
Teva Pharmaceutical Finance IV LLC, 3.65%, 2021	1,610,000	1,637,587

		$3,555,509

Real Estate – 0.5%
Boston Properties, Inc., REIT, 5%, 2015	$411,000	$445,101
HCP, Inc., REIT, 5.375%, 2021	919,000	963,466
HRPT Properties Trust, REIT, 6.25%, 2016	2,725,000	2,889,168
Simon Property Group, Inc., REIT, 5.875%, 2017	1,131,000	1,291,778
WEA Finance LLC, REIT, 6.75%, 2019 (n)	457,000	509,713
WEA Finance LLC, REIT, 4.625%, 2021 (n)	1,240,000	1,217,053

		$7,316,279

Retailers – 0.3%
Home Depot, Inc., 5.95%, 2041	$346,000	$446,406
Limited Brands, Inc., 5.25%, 2014	440,000	457,600
Wal-Mart Stores, Inc., 5.25%, 2035	2,435,000	2,912,720

		$3,816,726

Specialty Chemicals – 0.0%
Ecolab, Inc., 5.5%, 2041	$210,000	$232,710

Supranational – 0.1%
Asian Development Bank, 2.75%, 2014	$1,120,000	$1,176,501

Telecommunications – Wireless – 0.3%
Crown Castle Towers LLC, 6.113%, 2020 (n)	$888,000	$979,765
Crown Castle Towers LLC, 4.883%, 2020 (n)	440,000	449,695
Rogers Communications, Inc., 6.8%, 2018	1,686,000	2,053,791

		$3,483,251

Transportation – Services – 0.1%
Erac USA Finance Co., 7%, 2037 (n)	$1,423,000	$1,711,974

U.S. Government Agencies and Equivalents – 0.4%
Aid-Egypt, 4.45%, 2015	$152,000	$170,045
Small Business Administration, 4.35%, 2023	21,790	23,514
Small Business Administration, 4.77%, 2024	569,222	621,816

13

MFS Total Return Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Government Agencies and Equivalents – continued
Small Business Administration, 5.18%, 2024	$962,184	$1,060,834
Small Business Administration, 5.52%, 2024	125,584	139,795
Small Business Administration, 4.99%, 2024	859,288	943,886
Small Business Administration, 4.95%, 2025	56,093	61,717
Small Business Administration, 5.11%, 2025	1,715,592	1,895,324

		$4,916,931

U.S. Treasury Obligations – 13.2%
U.S. Treasury Bonds, 2%, 2013	$2,545,000	$2,629,005
U.S. Treasury Bonds, 8.5%, 2020	2,604,000	4,005,074
U.S. Treasury Bonds, 8%, 2021	357,000	557,980
U.S. Treasury Bonds, 6%, 2026	776,000	1,118,410
U.S. Treasury Bonds, 6.75%, 2026	440,000	679,456
U.S. Treasury Bonds, 5.25%, 2029	2,985,000	4,123,963
U.S. Treasury Bonds, 5.375%, 2031	79,000	112,600
U.S. Treasury Bonds, 4.5%, 2036	94,000	123,008
U.S. Treasury Bonds, 5%, 2037	8,070,000	11,354,740
U.S. Treasury Bonds, 4.5%, 2039	15,844,200	20,956,426
U.S. Treasury Notes, 4.625%, 2012	1,800,000	1,847,110
U.S. Treasury Notes, 1.375%, 2013	733,000	742,105
U.S. Treasury Notes, 3.875%, 2013	281,000	292,569
U.S. Treasury Notes, 1.375%, 2013	7,941,000	8,054,223
U.S. Treasury Notes, 3.5%, 2013	420,000	439,359
U.S. Treasury Notes, 3.125%, 2013	32,695,000	34,325,925
U.S. Treasury Notes, 2.75%, 2013	1,218,000	1,273,143
U.S. Treasury Notes, 1.5%, 2013	280,000	286,956
U.S. Treasury Notes, 1.875%, 2014	15,111,000	15,658,774
U.S. Treasury Notes, 4.75%, 2014	150,000	165,680
U.S. Treasury Notes, 4.125%, 2015	4,512,000	5,061,548
U.S. Treasury Notes, 2.125%, 2015	15,410,000	16,268,383
U.S. Treasury Notes, 2.625%, 2016	936,000	1,011,758
U.S. Treasury Notes, 5.125%, 2016	488,000	580,682
U.S. Treasury Notes, 4.75%, 2017	1,507,000	1,814,521
U.S. Treasury Notes, 3.75%, 2018	1,633,000	1,899,765
U.S. Treasury Notes, 2.75%, 2019	405,500	444,117

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Treasury Obligations – continued
U.S. Treasury Notes, 3.125%, 2019	$11,695,000	$13,113,019
U.S. Treasury Notes, 3.5%, 2020	18,049,000	20,763,407
U.S. Treasury Notes, TIPS, 0.5%, 2014	4,732,000	4,753,441

		$174,457,147

Utilities – Electric Power – 1.0%
Bruce Mansfield Unit, 6.85%, 2034	$2,705,462	$2,940,037
EDP Finance B.V., 6%, 2018 (n)	1,139,000	958,107
Enel Finance International S.A., 6.25%, 2017 (n)	1,183,000	1,129,058
MidAmerican Funding LLC, 6.927%, 2029	2,816,000	3,505,326
Oncor Electric Delivery Co., 7%, 2022	1,658,000	2,123,862
PSEG Power LLC, 5.32%, 2016	1,014,000	1,130,991
System Energy Resources, Inc., 5.129%, 2014 (z)	341,993	349,120
Waterford 3 Funding Corp., 8.09%, 2017	1,555,352	1,536,034

		$13,672,535

Total Bonds (Identified Cost, $469,903,456)		$503,442,094

CONVERTIBLE PREFERRED STOCKS – 0.2%
Automotive – 0.1%
General Motors Co., 4.75%	46,800	$1,602,900

Utilities – Electric Power – 0.1%
PPL Corp., 9.5%	13,880	$774,920

Total Convertible Preferred Stocks (Identified Cost, $3,034,000)		$2,377,820

MONEY MARKET FUNDS – 1.4%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)	17,677,046	$17,677,046

Total Investments (Identified Cost, $1,268,087,278)		$1,318,473,001

OTHER ASSETS, LESS LIABILITIES – 0.4%		5,912,375

Net Assets – 100.0%		$1,324,385,376

(a)	Non-income producing security.

(e)	Guaranteed by Minister for Finance of Ireland.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $38,618,803, representing 2.9% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

14

MFS Total Return Portfolio

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.893%, 2040	3/01/06	$1,458,827	$831,228
Nordea Bank AB, 4.875%, 2021	1/11/11	816,388	838,138
Russian Federation, 3.625%, 2015	4/22/10	2,690,294	2,713,500
Spirit Master Funding LLC, 5.05%, 2023	10/04/05	1,336,238	1,243,347
System Energy Resources, Inc., 5.129%, 2014	4/16/04	341,993	349,120
Total Restricted Securities			$5,975,333
% of Net Assets			0.5%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

TIPS	Treasury Inflation Protected Security

See Notes to Financial Statements

15

MFS Total Return Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $1,250,410,232)	$1,300,795,955
Underlying affiliated funds, at cost and value	17,677,046
Total investments, at value (identified cost, $1,268,087,278)	$1,318,473,001
Cash	1,449,819
Receivables for
Investments sold	124,355
Fund shares sold	65,591
Interest and dividends	5,634,170
Other assets	35,319
Total assets		$1,325,782,255
Liabilities
Payables for
Investments purchased	$82,855
Fund shares reacquired	1,096,087
Payable to affiliates
Investment adviser	82,536
Distribution and/or service fees	15,019
Payable for Trustees’ compensation	2,400
Accrued expenses and other liabilities	117,982
Total liabilities		$1,396,879
Net assets		$1,324,385,376
Net assets consist of
Paid-in capital	$1,329,345,894
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	50,378,388
Accumulated net realized gain (loss) on investments and foreign currency transactions	(86,907,659)
Undistributed net investment income	31,568,753
Net assets		$1,324,385,376
Shares of beneficial interest outstanding		80,113,231

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$593,602,252	35,714,994	$16.62
Service Class	730,783,124	44,398,237	16.46

See Notes to Financial Statements

16

MFS Total Return Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Interest	$21,554,940
Dividends	20,196,414
Dividends from underlying affiliated funds	14,686
Foreign taxes withheld	(119,907)
Total investment income		$41,646,133
Expenses
Management fee	$9,238,591
Distribution and/or service fees	1,962,148
Administrative services fee	442,669
Trustees’ compensation	160,229
Custodian fee	155,323
Shareholder communications	27,489
Auditing fees	57,561
Legal fees	5,678
Miscellaneous	87,043
Total expenses		$12,136,731
Fees paid indirectly	(39)
Reduction of expenses by investment adviser	(270,253)
Net expenses		$11,866,439
Net investment income		$29,779,694
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$45,153,392
Foreign currency transactions	6,452
Net realized gain (loss) on investments and foreign currency transactions		$45,159,844
Change in unrealized appreciation (depreciation)
Investments	$(49,885,249)
Translation of assets and liabilities in foreign currencies	(16,299)
Net unrealized gain (loss) on investments and foreign currency translation		$(49,901,548)
Net realized and unrealized gain (loss) on investments and foreign currency		$(4,741,704)
Change in net assets from operations		$25,037,990

See Notes to Financial Statements

17

MFS Total Return Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$29,779,694	$31,504,299
Net realized gain (loss) on investments and foreign currency transactions	45,159,844	56,484,401
Net unrealized gain (loss) on investments and foreign currency translation	(49,901,548)	44,058,427
Change in net assets from operations	$25,037,990	$132,047,127
Distributions declared to shareholders
From net investment income	$(33,161,222)	$(37,470,337)
Change in net assets from fund share transactions	$(72,331,661)	$(149,042,604)
Total change in net assets	$(80,454,893)	$(54,465,814)
Net assets
At beginning of period	1,404,840,269	1,459,306,083
At end of period (including undistributed net investment income of $31,568,753 and $33,159,787, respectively)	$1,324,385,376	$1,404,840,269

See Notes to Financial Statements

18

MFS Total Return Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$16.77	$15.66	$13.83	$19.50	$20.02
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.38	$0.40	$0.49	$0.53
Net realized and unrealized gain (loss) on investments and foreign currency	(0.09)	1.16	1.98	(4.30)	0.36
Total from investment operations	$0.31	$1.54	$2.38	$(3.81)	$0.89
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.43)	$(0.55)	$(0.60)	$(0.60)
From net realized gain on investments	—	—	—	(1.26)	(0.81)
Total distributions declared to shareholders	$(0.46)	$(0.43)	$(0.55)	$(1.86)	$(1.41)
Net asset value, end of period (x)	$16.62	$16.77	$15.66	$13.83	$19.50
Total return (%) (k)(r)(s)(x)	1.93	9.97	18.09	(21.55)	4.32
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	0.75	0.76	0.74	0.70
Expenses after expense reductions (f)	0.74	0.74	—	—	—
Net investment income	2.38	2.37	2.87	2.93	2.67
Portfolio turnover	20	32	45	62	60
Net assets at end of period (000 omitted)	$593,602	$571,781	$604,214	$604,843	$1,013,465

See Notes to Financial Statements

19

MFS Total Return Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$16.61	$15.52	$13.70	$19.33	$19.86
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.33	$0.36	$0.44	$0.48
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	1.16	1.97	(4.26)	0.36
Total from investment operations	$0.26	$1.49	$2.33	$(3.82)	$0.84
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.40)	$(0.51)	$(0.55)	$(0.56)
From net realized gain on investments	—	—	—	(1.26)	(0.81)
Total distributions declared to shareholders	$(0.41)	$(0.40)	$(0.51)	$(1.81)	$(1.37)
Net asset value, end of period (x)	$16.46	$16.61	$15.52	$13.70	$19.33
Total return (%) (k)(r)(s)(x)	1.66	9.69	17.81	(21.74)	4.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	1.00	1.00	0.99	0.95
Expenses after expense reductions (f)	0.99	0.99	—	—	—
Net investment income	2.13	2.12	2.60	2.69	2.42
Portfolio turnover	20	32	45	62	60
Net assets at end of period (000 omitted)	$730,783	$833,059	$855,092	$708,517	$994,977

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

20

MFS Total Return Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Total Return Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign

21

MFS Total Return Portfolio

Notes to Financial Statements – continued

markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$746,787,783	$—	$—	$746,787,783
United Kingdom	21,912,160	1,993,161	—	23,905,321
Switzerland	—	13,870,359	—	13,870,359
Netherlands	3,138,304	—	—	3,138,304
France	3,018,118	—	—	3,018,118
Israel	2,466,753	—	—	2,466,753
Canada	2,381,939	—	—	2,381,939
Germany	1,785,284	—	—	1,785,284
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	180,172,796	—	180,172,796
Non-U.S. Sovereign Debt	—	16,478,011	—	16,478,011
Corporate Bonds	—	76,235,734	—	76,235,734
Residential Mortgage-Backed Securities	—	166,888,787	—	166,888,787
Commercial Mortgage-Backed Securities	—	21,848,418	—	21,848,418
Asset-Backed Securities (including CDOs)	—	3,215,872	—	3,215,872
Foreign Bonds	—	38,602,476	—	38,602,476
Mutual Funds	17,677,046	—	—	17,677,046
Total Investments	$799,167,387	$519,305,614	$—	$1,318,473,001

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial

22

MFS Total Return Portfolio

Notes to Financial Statements – continued

statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

23

MFS Total Return Portfolio

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains)	$33,161,222	$37,470,337

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$1,280,064,208
Gross appreciation	111,253,696
Gross depreciation	(72,844,903)
Net unrealized appreciation (depreciation)	$38,408,793
Undistributed ordinary income	31,568,753
Capital loss carryforwards	(74,930,729)
Other temporary differences	(7,335)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/16	$(58,876,411)
12/31/17	(16,054,318)
Total	$(74,930,729)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$14,376,700	$15,999,098
Service Class	18,784,522	21,471,239
Total	$33,161,222	$37,470,337

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

The investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $1 billion. This written agreement terminated on December 31, 2011. The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.67% of the fund’s average daily net assets. This management fee reduction amounted to $251,108, which is shown as a reduction of total expenses in the Statement of Operations.

On December 1, 2011, shareholders of the fund approved a new investment advisory agreement between the trust, on behalf of the fund, and MFS. This new investment advisory agreement provides that effective January 1, 2012, the management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Next $700 million of average daily net assets	0.675%
Average daily net assets in excess of $1 billion	0.60%

24

MFS Total Return Portfolio

Notes to Financial Statements – continued

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, and brokerage commissions, such that the total annual operating expenses of the fund do not exceed 1.25% of the fund’s average daily net assets. This written agreement terminated on December 31, 2011 in connection with shareholder approval of the new investment advisory agreement. In addition, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment related expenses, such that the total annual operating expenses do not exceed 0.74% of average daily net assets for the Initial Class shares and 0.99% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2013. For the year ended December 31, 2011, this reduction amounted to $19,145 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2011, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0331% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $22,170 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$74,363,548	$145,903,040
Investments (non-U.S. Government securities)	$188,572,138	$298,788,316

Purchases exclude the value of securities acquired in connection with the Total Return Variable Account merger. (See Note 8.)

25

MFS Total Return Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	217,705	$3,698,442	409,999	$6,469,643
Service Class	903,326	14,964,933	1,433,031	22,334,230
	1,121,031	$18,663,375	1,843,030	$28,803,873
Shares issued in connection with acquisition of Total Return Variable Account
Initial Class	5,309,597	$87,449,070
Shares issued to shareholders in reinvestment of distributions
Initial Class	890,750	$14,376,700	993,116	$15,999,098
Service Class	1,174,032	18,784,522	1,343,632	21,471,239
	2,064,782	$33,161,222	2,336,748	$37,470,337
Shares reacquired
Initial Class	(4,791,148)	$(80,701,035)	(5,903,250)	$(93,426,169)
Service Class	(7,830,688)	(130,904,293)	(7,737,752)	(121,890,645)
	(12,621,836)	$(211,605,328)	(13,641,002)	$(215,316,814)
Net change
Initial Class	1,626,904	$24,823,177	(4,500,135)	$(70,957,428)
Service Class	(5,753,330)	(97,154,838)	(4,961,089)	(78,085,176)
	(4,126,426)	$(72,331,661)	(9,461,224)	$(149,042,604)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $10,324 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	9,034,481	228,530,886	(219,888,321)	17,677,046

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$14,686	$17,677,046

(8)	Acquisitions

At the close of business on December 2, 2011, the fund with net assets of $1,241,377,323, acquired all of the investment-related assets and liabilities of Total Return Variable Account. The acquisition was part of a transaction in which the Total Return Variable Account was converted into a unit investment trust (“UIT”) that invests in the fund (the acquisition of the Account’s assets and liabilities and subsequent conversion into a UIT hereinafter referred to as the “Reorganization”). The Reorganization provided the contract owners of the Total Return Variable Account with the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of 5,309,597 shares of the fund (valued at $87,449,070) for all of the investment-related

26

MFS Total Return Portfolio

Notes to Financial Statements – continued

assets and liabilities of Total Return Variable Account. Total Return Variable Account’s net assets on that date were $87,449,070, including investments valued at $87,136,582 with a cost basis of $78,638,088. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from Total Return Variable Account were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Total Return Variable Account that have been included in Total Return Variable Account’s Statement of Operations since December 2, 2011. No pro forma information is provided as it is not material to the combined fund results.

27

MFS Total Return Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Total Return Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

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MFS Total Return Portfolio

RESULTS OF SHAREHOLDER MEETING (unaudited)

At a special meeting of shareholders of MFS Total Return Portfolio, which was held on December 1, 2011, the following actions were taken for which shareholders of all series of MFS Variable Insurance Trust II voted together as a single class with respect to Item 1 and shareholders of MFS Total Return Portfolio voted as a separate class with respect to Items 2 and 3:

Item 1: Election of ten Trustees as members of the Board of Trustees of the Trust effective January 1, 2012:

	Number of Shares
	For	Withheld Authority
Robert E. Butler	681,916,712.8686	46,472,894.9218
Maureen R. Goldfarb	682,835,794.8512	45,553,812.9392
David H. Gunning	681,500,267.3085	46,889,340.4819
William R. Gutow	681,050,223.5547	47,339,384.2357
Michael Hegarty	682,477,088.8584	45,912,518.9320
John P. Kavanaugh	683,794,425.4269	44,595,182.3635
Robert J. Manning	682,699,559.7374	45,690,048.0530
J. Dale Sherratt	681,362,743.0513	47,026,864.7391
Laurie J. Thomsen	683,408,094.0000	44,981,513.7904
Robert W. Uek	681,424,852.0247	46,964,755.7657

Item 2: To approve a new investment advisory agreement dated January 1, 2012, between the Trust, on behalf of MFS Total Return Portfolio, and MFS:

Number of Shares
For	Against	Withheld Authority
68,138,747.0641	2,292,783.3848	7,234,910.4957

Item 3: To approve revisions to and restatements of certain fundamental investment restrictions of MFS Total Return Portfolio effective January 1, 2012 as detailed below:

		Number of Shares
		For	Against	Withheld Authority
A.	Borrowing	65,215,029.5453	4,659,155.3057	7,792,256.0936
B.	Underwriting Securities	66,524,062.8044	3,663,314.5598	7,479,063.5804
C.	Issuance of Senior Securities	66,816,482.6922	3,432,263.1391	7,417,695.1133
D.	Lending of Money or Securities	65,939,847.9205	4,075,544.7660	7,651,048.2581
E.	Purchases or Sales of Real Estate; Interests in Oil, Gas or Mineral Leases; and Commodities	67,258,221.1459	3,109,654.9265	7,298,564.8722
F.	Industry Concentration	67,211,063.8352	2,806,802.1396	7,648,574.9698

29

MFS Total Return Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

30

MFS Total Return Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

31

MFS Total Return Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Nevin Chitkara William Douglas Steven Gorham Richard Hawkins Joshua Marston Brooks Taylor

32

MFS Total Return Portfolio

At a special meeting of shareholders of the MFS Total Return Portfolio (hereinafter referred to as the “Fund” or the “Portfolio”), which was held on December 1, 2011, the shareholders approved a new investment advisory agreement based on the recommendation of the Board of Trustees. At its July, 2011 meeting, the Board of Trustees (i) approved, and recommended for shareholder approval, the new investment advisory agreement effective January 1, 2012, and (ii) the continuation of the existing investment advisory agreement effective September 1, 2011. The following includes a description of the factors that the Board of Trustees considered and the conclusions that formed the basis of their approval of both the new investment advisory agreement and the continuation of the prior investment advisory agreement.

BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the new investment advisory agreement (the “New Agreement”) between Massachusetts Financial Services Company (“MFS”) and MFS Variable Insurance Trust II (the “Trust”) on behalf of the Portfolio and, beginning on the second anniversary of the initial effective date of the New Agreement, annually approve the continuation of the New Agreement. The Trustees have considered matters bearing on the Portfolio and the then current advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in July 2011 to consider the initial approval of the New Agreement, and to recommend that shareholders approve the New Agreement. The independent Trustees were assisted in their evaluation of the New Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management. The independent Trustees were also assisted in this process by the Portfolio’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the initial approval of the New Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The New Agreement was considered separately for the series of the Trust (collectively, the “Portfolios”), although the Trustees also took into account the common interests of all Portfolios in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and/or shareholder services to be performed by MFS under the New Agreement and other arrangements with the Trust.

In connection with their initial review meeting, the Trustees received and relied upon materials that included, among other items: (i) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (ii) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” would be observed for the Portfolio under the New Agreement, and (iii) a comparison and summary of the differences in the provisions in the New Agreement compared to those in each of the then current investment advisory agreements for the Portfolios. In addition, in connection with the independent Trustees’ meetings in May and July, 2011 (the “contract review meetings”) for the purpose of considering whether to approve the continuation of the then current investment advisory agreements for the Portfolio, the independent Trustees received: (1) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Portfolio for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (2) information provided by Lipper on the Portfolio’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (3) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Portfolio, (4) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (5) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (6) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Portfolio. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the initial approval of the New Agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Portfolio, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Portfolio could reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that

33

MFS Total Return Portfolio

Board Approval of New Investment Advisory Agreement – continued

the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Because the portfolio management team managing the Portfolio’s investments under the then current investment advisory agreement will remain the same under the New Agreement for the Portfolio, the Trustees compared the Portfolio’s total return investment performance to the performance of its Lipper performance universe over various time periods, based on information provided by Lipper. The Trustees placed particular emphasis on the total return performance of the Portfolio’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods.

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 3rd quintile for the three-year period and in the 4th quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS’ explanation of steps taken to improve performance, the Board of Trustees concluded that the Portfolio’s performance was adequate.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year. For Portfolios whose performance lagged their peer groups, they discussed the factors that contributed thereto and MFS’ efforts to improve such Portfolios’ performance. After reviewing this information, the Trustees concluded, within the context of their overall conclusions regarding the New Agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Portfolio’s advisory fee, the Trustees considered, among other information, the Portfolio’s advisory fee and the total expense ratio of the Portfolio’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Portfolio, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Portfolio is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio. The Trustees further noted that the New Agreement would reflect the existing advisory fee reduction on average daily net assets over $300 million and MFS’ agreement to further reduce the advisory fee on average daily net assets over $1 billion on a permanent basis, and concluded that the breakpoints were sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered whether the Portfolio is likely to benefit from any economies of scale due to future asset growth. In this regard, the Trustees reviewed the adequacy of breakpoints and discussed with MFS any adjustments necessary for the shareholders’ benefit.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Portfolio and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Portfolio and other accounts and products for purposes of estimating profitability.

The Trustees noted that there would be no increase to the net advisory fee arrangement for the Portfolio under the New Agreement when compared to the Portfolio’s then current investment advisory agreement. After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Portfolio under the New Agreement represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Portfolio. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

34

MFS Total Return Portfolio

Board Approval of New Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Trust by MFS and its affiliates under agreements and plans other than the New Agreement, including the 12b-1 fees the Portfolio pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Portfolio’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Portfolio were satisfactory. The Trustees also considered the benefits to MFS from the use of the Portfolio’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the New Agreement should be approved for an initial two-year period, commencing upon its effective date, as set forth in the New Agreement.

BOARD APPROVAL OF CONTINUATION OF PRIOR INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and other investment companies that the Board oversees as a whole, and for MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual

35

MFS Total Return Portfolio

Board Approval of Continuation of Prior Investment Advisory Agreement – continued

Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 3rd quintile for the three-year period and in the 4th quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS’ explanation of steps taken to improve performance, the Board of Trustees concluded that the Portfolio’s performance was adequate.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data (which takes into account any reductions or expense limitations) that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

36

MFS Total Return Portfolio

Board Approval of Continuation of Prior Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

37

MFS Total Return Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 51.59% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

38

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

39

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

40

MFS® Utilities Portfolio

MFS® Variable Insurance Trust II

ANNUAL REPORT

December 31, 2011

UTS-ANN

MFS® UTILITIES PORTFOLIO

The report is prepared for the general information of contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Utilities Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Utilities Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
El Paso Corp.	4.4%
Comcast Corp., “Special A”	3.7%
CMS Energy Corp.	3.0%
Williams Cos., Inc.	2.8%
Public Service Enterprise Group, Inc.	2.8%
Virgin Media, Inc.	2.6%
AES Corp.	2.6%
Edison International	2.4%
Energias de Portugal S.A.	2.2%
CEZ A.S.	1.9%

Top five industries (i)
Utilities – Electric Power	48.1%
Cable TV	10.4%
Natural Gas – Pipeline	10.4%
Telephone Services	8.7%
Telecommunications – Wireless	7.8%

Issuer country weightings (i)(x)
United States	67.6%
Brazil	8.3%
United Kingdom	4.1%
Portugal	3.3%
Spain	2.6%
Germany	2.6%
Czech Republic	1.9%
Chile	1.9%
Israel	1.6%
Other Countries	6.1%

(i)	For purposes of this presentation, the components include the market value of securities. The bond component will include any accrued interest amounts. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s total net assets.

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS Utilities Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Utilities Portfolio (the “fund”) provided a total return of 7.12%, while Service Class shares of the fund provided a total return of 6.84%. These compare with a return of 2.11% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 19.91% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index (“S&P Utilities Index”).

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

Stock selection in the electric power industry was a primary factor for the fund’s underperformance relative to the S&P Utilities Index. The fund’s holdings of electric utility companies, Fortum Oyj (b) (Finland) and CEZ (b) (Czech Republic), held back relative returns. Shares of Fortum Oyj declined late in the period as the company reported weak earnings driven by high costs in Russia, where production volumes and prices also declined. Additionally, fears over the euro zone sovereign debt crisis, and declining CO2 and Nordic power prices, also held back the stock’s performance. Not holding shares of strong-performing electric power & natural gas distributors, Duke Energy and Dominion Resources, and electric utility company Progress Energy, also dampened relative results.

The fund’s exposure to the wireless communications industry, which is not represented in the benchmark, hampered relative performance. Holdings of weak-performing wireless communications providers, NII Holdings and Cellcom Israel, held back relative returns. NII Holdings faced intense competition in the industry, particularly in Brazil.

The fund’s out-of-benchmark exposure to the telephone services industry also weighed on relative results. There were no individual stocks within this industry that were among the fund’s top relative detractors.

The fund’s exposure to the cable TV industry, which is not represented in the benchmark, was an additional negative factor for relative performance. The fund’s holding of media and communications services company Virgin Media hindered relative returns. The company reported a loss during the period as average revenue per user declined and churn rates increased.

Elsewhere, holdings of oil and natural gas producer QEP Resources, and the timing of the fund’s ownership in shares of strong-performing natural gas distribution company Oneok, were also among the fund’s top relative detractors.

During the reporting period, the fund’s currency exposure, resulting primarily from holdings of foreign currency denominated securities, was a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

The fund’s out-of-benchmark exposure to the natural gas pipeline industry boosted relative performance. Within this industry, holdings of gas pipeline companies, El Paso and Williams Companies, supported relative returns. In October, natural gas pipelines operator Kinder Morgan signed a definitive agreement to purchase El Paso at a substantial premium which helped El Paso’s stock price performance.

Elsewhere, the fund’s holdings of Brazilian cellular telecommunications provider Vivo Participaceos (b)(h), integrated energy company EQT Corporation (b), and natural gas distributor Southern Union (b)(h) bolstered relative performance. Shares of Vivo

3

MFS Utilities Portfolio

Management Review – continued

Participaceos appreciated as the company was acquired by Brazilian wireless company Telecomunicacoes de Sao Paulo at a premium. The timing of the fund’s ownership in shares of California-based utility company PG&E (h), electric utility companies, Exelon and Edison International, and integrated energy company Entergy (h) also helped relative performance. Shares of PG&E came under pressure as the company trimmed its 2012-2013 profit estimates due to its plans to increase spending on improving its operations and customer service. Additionally, concerns about the potential for dilution in 2014 from penalties in the aftermath of last year’s tragic explosion at one of its pipelines in San Bruno, California, which the company took financial responsibility for, also weighed on the stock. The fund’s underweight position in energy services holding company Sempra Energy, which underperformed the benchmark, was another contributor to relative performance.

Respectfully,

Robert Persons	Maura Shaughnessy
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Utilities Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	11/16/93	7.12%	5.66%	10.70%
Service Class	8/24/01	6.84%	5.39%	10.42%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		2.11%	(0.25)%	2.92%
Standard & Poor’s 500 Utilities Index (f)		19.91%	3.71%	6.42%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s 500 Utilities Index – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Utilities Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	0.88%	$1,000.00	$964.27	$4.36
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48
Service Class	Actual	1.13%	$1,000.00	$963.16	$5.59
	Hypothetical (h)	1.13%	$1,000.00	$1,019.51	$5.75

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Utilities Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 91.8%
Broadcasting – 0.6%
Viacom, Inc., “B”	39,420	$1,790,062

Cable TV – 9.7%
Comcast Corp., “Special A”	484,050	$11,404,213
Liberty Global, Inc., “A” (a)	61,580	2,526,627
Telenet Group Holding N.V.	87,128	3,319,597
Time Warner Cable, Inc.	73,069	4,644,996
Virgin Media, Inc.	372,120	7,955,926

		$29,851,359

Energy – Independent – 5.2%
Arch Coal, Inc.	94,160	$1,366,262
Energen Corp.	29,740	1,487,000
EQT Corp.	88,760	4,863,160
Occidental Petroleum Corp.	18,220	1,707,214
QEP Resources, Inc.	146,700	4,298,310
Ultra Petroleum Corp. (a)	39,610	1,173,644
Williams Partners LP	22,230	1,333,578

		$16,229,168

Natural Gas – Distribution – 5.5%
AGL Resources, Inc.	39,760	$1,680,258
GDF SUEZ	99,151	2,696,628
National Fuel Gas Co.	13,800	767,004
ONEOK, Inc.	8,860	768,073
Sempra Energy	97,740	5,375,700
Spectra Energy Corp.	128,820	3,961,215
UGI Corp.	54,610	1,605,534

		$16,854,412

Natural Gas – Pipeline – 10.4%
El Paso Corp.	512,926	$13,628,444
Enagas S.A.	225,468	4,156,513
Kinder Morgan, Inc. (l)	124,810	4,015,138
Williams Cos., Inc. (a)	317,297	8,570,192
WPX Energy, Inc. (a)	93,874	1,705,691

		$32,075,978

Oil Services – 0.5%
Transocean, Inc.	43,400	$1,666,126

Telecommunications – Wireless – 7.3%
Cellcom Israel Ltd.	166,922	$2,820,982
Mobile TeleSystems OJSC, ADR	152,180	2,234,002
MTN Group Ltd.	91,791	1,630,272
NII Holdings, Inc. (a)	158,670	3,379,671
SBA Communications Corp. (a)	71,740	3,081,950
Tim Participacoes S.A., ADR	216,507	5,585,881
Vodafone Group PLC	1,341,357	3,726,715

		$22,459,473

Telephone Services – 8.7%
American Tower Corp., “A” (a)	53,240	$3,194,932
Bezeq – The Israel Telecommunication Corp. Ltd.	1,192,820	2,185,324

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telephone Services – continued
CenturyLink, Inc.	83,125	$3,092,250
Crown Castle International Corp. (a)	62,550	2,802,240
Deutsche Telekom AG	141,620	1,624,881
Frontier Communications Corp.	88,620	456,393
Kabel Deutschland Holding AG (a)	62,685	3,172,179
Portugal Telecom, SGPS, S.A.	155,016	892,801
PT XL Axiata Tbk	3,210,500	1,602,152
Telecom Italia S.p.A.	2,809,961	2,507,445
Telefonica Brasil S.A., ADR	196,276	5,364,223

		$26,894,820

Utilities – Electric Power – 43.9%
AES Corp. (a)	669,740	$7,929,722
AES Tiete S.A., IPS	89,254	1,286,234
Aguas Andinas S.A.	4,578,165	2,626,166
American Electric Power Co., Inc.	144,540	5,970,947
Calpine Corp. (a)	343,030	5,601,680
CenterPoint Energy, Inc.	159,450	3,203,351
CEZ A.S.	151,395	6,023,125
China Hydroelectric Corp., ADR (a)	85,650	97,641
CMS Energy Corp.	421,970	9,317,098
Companhia de Saneamento Basico do Estado de Sao Paulo (a)	6,500	181,314
Companhia de Saneamento de Minas Gerais – Copasa MG	140,400	2,514,065
Companhia Energetica de Minas Gerais, IPS	6,300	112,372
Companhia Paranaense de Energia, ADR	62,100	1,302,858
Companhia Paranaense de Energia, IPS	53,800	1,122,005
Constellation Energy Group, Inc.	93,770	3,719,856
E-CL S.A.	500,130	1,331,434
E.ON AG	72,887	1,566,794
Edison International	181,890	7,530,246
EDP Renovaveis S.A. (a)	461,808	2,819,367
Eletropaulo Metropolitana S.A., IPS	15,940	311,921
ENEL OGK-5 OAO (a)	5,282,896	290,559
Energias de Portugal S.A.	2,155,135	6,669,179
Energias do Brasil S.A.	106,200	2,362,847
Enersis S.A., ADR	107,420	1,893,815
Exelon Corp.	34,010	1,475,014
FirstEnergy Corp.	61,290	2,715,147
Fortum Corp.	145,477	3,095,148
GenOn Energy, Inc. (a)	1,195,460	3,120,151
International Power PLC	761,925	3,989,985
ITC Holdings Corp.	6,160	467,421
Light S.A.	161,810	2,498,393
National Grid PLC	323,151	3,136,584
NextEra Energy, Inc.	91,130	5,547,994
Northeast Utilities	55,280	1,993,950
NRG Energy, Inc. (a)	208,706	3,781,753
NV Energy, Inc.	124,360	2,033,286
OGE Energy Corp.	70,370	3,990,683
OGK-4 OAO (a)	4,891,569	322,844
PPL Corp.	82,610	2,430,386

7

MFS Utilities Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – continued
Public Service Enterprise Group, Inc.	257,760	$8,508,658
Red Electrica de Espana	89,003	3,797,627
RWE AG	45,220	1,584,165
SSE PLC	84,338	1,690,912
TGK International GmbH	1,035,209,542	300,211
Tractebel Energia S.A.	180,500	2,899,225
Verbund AG	23,960	642,997

		$135,807,130

Total Common Stocks (Identified Cost, $279,182,147)		$283,628,528

BONDS – 0.5%
Asset-Backed & Securitized – 0.0%
Falcon Franchise Loan LLC, FRN, 4.696%, 2023 (i)(z)	$238,016	$14,305

Utilities – Electric Power – 0.5%
GenOn Energy, Inc., 9.875%, 2020	$1,615,000	$1,639,225

Total Bonds (Identified Cost, $1,625,378)		$1,653,530

CONVERTIBLE PREFERRED STOCKS – 3.6%
Utilities – Electric Power – 3.6%
Great Plains Energy, Inc., 12%	32,340	$2,149,963
NextEra Energy, Inc., 7%	54,060	2,881,398
PPL Corp., 9.5%	54,430	3,038,827
PPL Corp., 8.75%	54,960	3,050,280

Total Convertible Preferred Stocks (Identified Cost, $10,532,323)		$11,120,468

Issuer	Shares/Par	Value ($)

CONVERTIBLE BONDS – 1.3%
Cable TV – 0.7%
Virgin Media, Inc., 6.5%, 2016	$1,637,000	$2,265,199

Telecommunications – Wireless – 0.6%
SBA Communications Corp., 4%, 2014	$1,084,000	$1,647,680

Total Convertible Bonds (Identified Cost, $3,401,020)		$3,912,879

MONEY MARKET FUNDS – 2.0%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)	6,151,225	$6,151,225

COLLATERAL FOR SECURITIES LOANED – 1.0%
Navigator Securities Lending Prime Portfolio, 0.27%, at Cost and Net Asset Value (j)	3,087,583	$3,087,583

Total Investments (Identified Cost, $303,979,676)		$309,554,213

OTHER ASSETS, LESS LIABILITIES – (0.2)%		(576,618)

Net Assets – 100.0%		$308,977,595

(a)	Non-income producing security.

(i)	Interest only security for which the series receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Falcon Franchise Loan LLC, FRN, 4.696%, 2023	1/18/02	$13,569	$14,305
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

IPS	International Preference Stock

PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

BRL	Brazilian Real

EUR	Euro

GBP	British Pound

8

MFS Utilities Portfolio

Portfolio of Investments – continued

Derivative Contracts at 12/31/11

Forward Foreign Currency Exchange Contracts at 12/31/11

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	BRL	Barclays Bank PLC	2,433,000	2/02/12	$1,392,746	$1,295,532	$97,214
SELL	BRL	HSBC Bank	7,453,678	2/02/12	4,286,187	3,968,961	317,226
SELL	BRL	JPMorgan Chase Bank N.A.	350,000	2/02/12	196,906	186,369	10,537
BUY	EUR	Deutsche Bank AG	7,638	1/12/12	9,884	9,887	3
SELL	EUR	Barclays Bank PLC	397,516	1/12/12	536,291	514,510	21,781
SELL	EUR	Citibank N.A.	171,365	1/12/12	234,216	221,800	12,416
SELL	EUR	Credit Suisse Group	781,401	1/12/12	1,054,958	1,011,377	43,581
SELL	EUR	Deutsche Bank AG	625,703	1/12/12	834,731	809,855	24,876
SELL	EUR	Goldman Sachs International	103,258	1/12/12	139,899	133,648	6,251
SELL	EUR	HSBC Bank	328,932	1/12/12	438,236	425,741	12,495
SELL	EUR	JPMorgan Chase Bank N.A.	407,070	1/12/12	548,703	526,876	21,827
SELL	EUR	Merrill Lynch International Bank	980,797	1/12/12	1,309,799	1,269,458	40,341
SELL	EUR	Royal Bank of Scotland Group PLC	22,704	1/12/12	30,704	29,385	1,319
SELL	EUR	UBS AG	15,582,147	1/12/12-3/15/12	20,838,810	20,179,283	659,527
BUY	GBP	Credit Suisse Group	74,248	1/12/12	114,212	115,299	1,087
SELL	GBP	Barclays Bank PLC	375,284	1/12/12	593,035	582,776	10,259
SELL	GBP	Credit Suisse Group	5,717	1/12/12	9,081	8,877	204

							$1,280,944

Liability Derivatives
BUY	EUR	Barclays Bank PLC	128,867	1/12/12	$182,954	$166,794	$(16,160)
BUY	EUR	Citibank N.A.	37,227	1/12/12	51,795	48,184	(3,611)
BUY	EUR	Deutsche Bank AG	27,179	1/12/12	35,237	35,178	(59)
BUY	EUR	Merrill Lynch International Bank	25,799	1/12/12	33,725	33,392	(333)
BUY	EUR	UBS AG	180,205	1/12/12	248,802	233,242	(15,560)
SELL	EUR	Barclays Bank PLC	17,693	1/12/12	22,893	22,900	(7)
SELL	EUR	Deutsche Bank AG	32,886	1/12/12	42,557	42,565	(8)
BUY	GBP	Barclays Bank PLC	283,095	1/12/12	446,487	439,616	(6,871)
BUY	GBP	Credit Suisse Group	43	1/12/12	68	68	0
BUY	GBP	Deutsche Bank AG	53,510	1/12/12	83,582	83,095	(487)
BUY	GBP	JPMorgan Chase Bank N.A.	6,458	1/12/12	10,074	10,029	(45)
BUY	GBP	Morgan Stanley Capital Services, Inc.	27,444	1/12/12	42,632	42,618	(14)
SELL	GBP	Barclays Bank PLC	4,458,703	1/12/12	6,853,211	6,923,890	(70,679)
SELL	GBP	Credit Suisse Group	39,673	1/12/12	61,456	61,607	(151)
SELL	GBP	Deutsche Bank AG	4,449,744	1/12/12	6,840,169	6,909,978	(69,809)
SELL	GBP	Merrill Lynch International Bank	33,543	1/12/12	51,902	52,088	(186)

							$(183,980)

At December 31, 2011, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

9

MFS Utilities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $297,828,451)	$303,402,988
Underlying affiliated funds, at cost and value	6,151,225
Total investments, at value, including $3,079,924 of securities on loan (identified cost, $303,979,676)	$309,554,213
Foreign currency, at value (identified cost, $145,721)	144,998
Receivables for
Forward foreign currency exchange contracts	1,280,944
Investments sold	3,547,211
Fund shares sold	92,084
Interest and dividends	829,363
Other assets	8,982
Total assets		$315,457,795
Liabilities
Payables for
Forward foreign currency exchange contracts	$183,980
Investments purchased	3,005,832
Fund shares reacquired	94,322
Collateral for securities loaned, at value	3,087,583
Payable to affiliates
Investment adviser	19,788
Distribution and/or service fees	2,663
Payable for Trustees’ compensation	475
Accrued expenses and other liabilities	85,557
Total liabilities		$6,480,200
Net assets		$308,977,595
Net assets consist of
Paid-in capital	$296,970,021
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	6,663,055
Accumulated net realized gain (loss) on investments and foreign currency transactions	(7,333,287)
Undistributed net investment income	12,677,806
Net assets		$308,977,595
Shares of beneficial interest outstanding		13,893,862

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$178,972,695	8,012,449	$22.34
Service Class	130,004,900	5,881,413	22.10

See Notes to Financial Statements

10

MFS Utilities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Dividends	$15,142,091
Interest	190,466
Dividends from underlying affiliated funds	3,200
Foreign taxes withheld	(872,689)
Total investment income		$14,463,068
Expenses
Management fee	$2,367,555
Distribution and/or service fees	321,652
Administrative services fee	105,820
Trustees’ compensation	36,270
Custodian fee	132,786
Shareholder communications	15,630
Auditing fees	47,080
Legal fees	5,488
Miscellaneous	39,998
Total expenses		$3,072,279
Fees paid indirectly	(93)
Net expenses		$3,072,186
Net investment income		$11,390,882
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$24,528,729
Foreign currency transactions	1,266,989
Net realized gain (loss) on investments and foreign currency transactions		$25,795,718
Change in unrealized appreciation (depreciation)
Investments	$(16,925,418)
Translation of assets and liabilities in foreign currencies	1,033,180
Net unrealized gain (loss) on investments and foreign currency translation		$(15,892,238)
Net realized and unrealized gain (loss) on investments and foreign currency		$9,903,480
Change in net assets from operations		$21,294,362

See Notes to Financial Statements

11

MFS Utilities Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$11,390,882	$10,151,534
Net realized gain (loss) on investments and foreign currency transactions	25,795,718	14,839,074
Net unrealized gain (loss) on investments and foreign currency translation	(15,892,238)	13,978,246
Change in net assets from operations	$21,294,362	$38,968,854
Distributions declared to shareholders
From net investment income	$(10,670,058)	$(9,661,054)
Change in net assets from fund share transactions	$(18,328,446)	$(27,695,612)
Total change in net assets	$(7,704,142)	$1,612,188
Net assets
At beginning of period	316,681,737	315,069,549
At end of period (including undistributed net investment income of $12,677,806 and $10,571,413, respectively)	$308,977,595	$316,681,737

See Notes to Financial Statements

12

MFS Utilities Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$21.64	$19.61	$15.56	$29.51	$23.25
Income (loss) from investment operations
Net investment income (d)	$0.83	$0.67	$0.69	$0.62	$0.58
Net realized and unrealized gain (loss) on investments and foreign currency	0.67	1.98	4.21	(9.78)	6.02
Total from investment operations	$1.50	$2.65	$4.90	$(9.16)	$6.60
Less distributions declared to shareholders
From net investment income	$(0.80)	$(0.62)	$(0.85)	$(0.47)	$(0.34)
From net realized gain on investments	—	—	—	(4.32)	—
Total distributions declared to shareholders	$(0.80)	$(0.62)	$(0.85)	$(4.79)	$(0.34)
Net asset value, end of period (x)	$22.34	$21.64	$19.61	$15.56	$29.51
Total return (%) (k)(s)(x)	7.12	13.90	33.63	(37.16)	28.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.87	0.88	0.88	0.86	0.84
Net investment income	3.69	3.43	4.14	2.73	2.18
Portfolio turnover	52	55	70	63	90
Net assets at end of period (000 omitted)	$178,973	$191,566	$199,634	$178,805	$381,498

Service Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$21.42	$19.43	$15.41	$29.28	$23.09
Income (loss) from investment operations
Net investment income (d)	$0.77	$0.62	$0.63	$0.57	$0.52
Net realized and unrealized gain (loss) on investments and foreign currency	0.66	1.96	4.18	(9.71)	5.97
Total from investment operations	$1.43	$2.58	$4.81	$(9.14)	$6.49
Less distributions declared to shareholders
From net investment income	$(0.75)	$(0.59)	$(0.79)	$(0.41)	$(0.30)
From net realized gain on investments	—	—	—	(4.32)	—
Total distributions declared to shareholders	$(0.75)	$(0.59)	$(0.79)	$(4.73)	$(0.30)
Net asset value, end of period (x)	$22.10	$21.42	$19.43	$15.41	$29.28
Total return (%) (k)(s)(x)	6.84	13.60	33.27	(37.31)	28.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.12	1.13	1.13	1.12	1.08
Net investment income	3.43	3.20	3.81	2.57	1.93
Portfolio turnover	52	55	70	63	90
Net assets at end of period (000 omitted)	$130,005	$125,116	$115,435	$83,248	$126,288

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Enron Corp., the Initial Class and Service Class total returns for the year ended December 31, 2008 would have been lower by approximately 1.01%.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Utilities Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Utilities Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the utility industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the

14

MFS Utilities Portfolio

Notes to Financial Statements – continued

determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$194,759,616	$—	$—	$194,759,616
Brazil	25,541,337	—	—	25,541,337
United Kingdom	12,544,196	—	—	12,544,196
Portugal	7,561,980	2,819,367	—	10,381,347
Spain	—	7,954,140	—	7,954,140
Germany	1,624,881	6,323,138	—	7,948,019
Czech Republic	6,023,125	—	—	6,023,125
Chile	5,851,414	—	—	5,851,414
Israel	5,006,306	—	—	5,006,306
Other Countries	5,190,195	13,549,301	—	18,739,496
Corporate Bonds	—	5,552,104	—	5,552,104
Commercial Mortgage-Backed Securities	—	14,305	—	14,305
Mutual Funds	9,238,808	—	—	9,238,808
Total Investments	$273,341,858	$36,212,355	$—	$309,554,213

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,096,964	$—	$1,096,964

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

15

MFS Utilities Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2011 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$1,280,944	$(183,980)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Foreign Currency Transactions
Foreign Exchange	$1,575,148

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange	$1,042,713

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to

16

MFS Utilities Portfolio

Notes to Financial Statements – continued

counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains)	$10,670,058	$9,661,054

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MFS Utilities Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$305,045,708
Gross appreciation	33,326,540
Gross depreciation	(28,818,035)
Net unrealized appreciation (depreciation)	$4,508,505
Undistributed ordinary income	13,778,952
Capital loss carryforwards	(6,267,255)
Other temporary differences	(12,628)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/17	$(6,267,255)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$6,480,865	$6,050,884
Service Class	4,189,193	3,610,170
Total	$10,670,058	$9,661,054

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2011, the fund did not pay MFSC a fee for this service.

18

MFS Utilities Portfolio

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0333% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $5,289 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $165,948,948 and $183,728,405, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	195,064	$4,398,559	200,012	$3,995,167
Service Class	1,112,704	24,780,307	790,180	15,356,100
	1,307,768	$29,178,866	990,192	$19,351,267
Shares issued to shareholders in reinvestment of distributions
Initial Class	303,981	$6,480,865	312,062	$6,050,884
Service Class	198,352	4,189,193	187,736	3,610,170
	502,333	$10,670,058	499,798	$9,661,054
Shares reacquired
Initial Class	(1,339,096)	$(30,204,101)	(1,838,990)	$(35,813,242)
Service Class	(1,269,723)	(27,973,269)	(1,078,027)	(20,894,691)
	(2,608,819)	$(58,177,370)	(2,917,017)	$(56,707,933)
Net change
Initial Class	(840,051)	$(19,324,677)	(1,326,916)	$(25,767,191)
Service Class	41,333	996,231	(100,111)	(1,928,421)
	(798,718)	$(18,328,446)	(1,427,027)	$(27,695,612)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the

19

MFS Utilities Portfolio

Notes to Financial Statements – continued

Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $2,452 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	759,461	70,528,473	(65,136,709)	6,151,225

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$3,200	$6,151,225

20

MFS Utilities Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Utilities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Utilities Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

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MFS Utilities Portfolio

RESULTS OF SHAREHOLDER MEETING (unaudited)

At a special meeting of shareholders of MFS Utilities Portfolio, which was held on December 1, 2011, the following actions were taken for which shareholders of all series of MFS Variable Insurance Trust II voted together as a single class with respect to Item 1 and shareholders of MFS Utilities Portfolio voted as a separate class with respect to Items 2 and 3:

Item 1: Election of ten Trustees as members of the Board of Trustees of the Trust effective January 1, 2012:

	Number of Shares
	For	Withheld Authority
Robert E. Butler	681,916,712.8686	46,472,894.9218
Maureen R. Goldfarb	682,835,794.8512	45,553,812.9392
David H. Gunning	681,500,267.3085	46,889,340.4819
William R. Gutow	681,050,223.5547	47,339,384.2357
Michael Hegarty	682,477,088.8584	45,912,518.9320
John P. Kavanaugh	683,794,425.4269	44,595,182.3635
Robert J. Manning	682,699,559.7374	45,690,048.0530
J. Dale Sherratt	681,362,743.0513	47,026,864.7391
Laurie J. Thomsen	683,408,094.0000	44,981,513.7904
Robert W. Uek	681,424,852.0247	46,964,755.7657

Item 2: To approve a new investment advisory agreement dated January 1, 2012, between the Trust, on behalf of MFS Utilities Portfolio, and MFS:

Number of Shares
For	Against	Withheld Authority
12,002,274.4643	669,354.4489	1,248,275.0659

Item 3: To approve revisions to and restatements of certain fundamental investment restrictions of MFS Utilities Portfolio effective January 1, 2012 as detailed below:

		Number of Shares
		For	Against	Withheld Authority
A.	Borrowing	11,459,847.6461	1,125,978.4001	1,334,077.9329
B.	Underwriting Securities	11,744,196.7956	863,983.4136	1,311,723.7699
C.	Issuance of Senior Securities	11,789,830.9678	786,694.8555	1,343,378.1558
D.	Lending of Money or Securities	11,491,044.2833	1,073,537.9388	1,355,321.7570
E.	Purchases or Sales of Real Estate; Interests in Oil, Gas or Mineral Leases; and Commodities	11,879,287.1484	752,079.3988	1,288,537.4319
F.	Industry Concentration	11,900,901.8354	649,498.8074	1,369,503.3363

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MFS Utilities Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

23

MFS Utilities Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

24

MFS Utilities Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Robert Persons Maura Shaughnessy

25

MFS Utilities Portfolio

At a special meeting of shareholders of the MFS Utilities Portfolio (hereinafter referred to as the “Fund” or the “Portfolio”), which was held on December 1, 2011, the shareholders approved a new investment advisory agreement based on the recommendation of the Board of Trustees. At its July, 2011 meeting, the Board of Trustees (i) approved, and recommended for shareholder approval, the new investment advisory agreement effective January 1, 2012, and (ii) the continuation of the existing investment advisory agreement effective September 1, 2011. The following includes a description of the factors that the Board of Trustees considered and the conclusions that formed the basis of their approval of both the new investment advisory agreement and the continuation of the prior investment advisory agreement.

BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the new investment advisory agreement (the “New Agreement”) between Massachusetts Financial Services Company (“MFS”) and MFS Variable Insurance Trust II (the “Trust”) on behalf of the Portfolio and, beginning on the second anniversary of the initial effective date of the New Agreement, annually approve the continuation of the New Agreement. The Trustees have considered matters bearing on the Portfolio and the then current advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in July 2011 to consider the initial approval of the New Agreement, and to recommend that shareholders approve the New Agreement. The independent Trustees were assisted in their evaluation of the New Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management. The independent Trustees were also assisted in this process by the Portfolio’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the initial approval of the New Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The New Agreement was considered separately for the series of the Trust (collectively, the “Portfolios”), although the Trustees also took into account the common interests of all Portfolios in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and/or shareholder services to be performed by MFS under the New Agreement and other arrangements with the Trust.

In connection with their initial review meeting, the Trustees received and relied upon materials that included, among other items: (i) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (ii) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” would be observed for the Portfolio under the New Agreement, and (iii) a comparison and summary of the differences in the provisions in the New Agreement compared to those in each of the then current investment advisory agreements for the Portfolios. In addition, in connection with the independent Trustees’ meetings in May and July, 2011 (the “contract review meetings”) for the purpose of considering whether to approve the continuation of the then current investment advisory agreements for the Portfolio, the independent Trustees received: (1) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Portfolio for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (2) information provided by Lipper on the Portfolio’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (3) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Portfolio, (4) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (5) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (6) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Portfolio. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the initial approval of the New Agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Portfolio, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Portfolio could reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that

26

MFS Utilities Portfolio

Board Approval of New Investment Advisory Agreement – continued

the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Because the portfolio management team managing the Portfolio’s investments under the then current investment advisory agreement will remain the same under the New Agreement for the Portfolio, the Trustees compared the Portfolio’s total return investment performance to the performance of its Lipper performance universe over various time periods, based on information provided by Lipper. The Trustees placed particular emphasis on the total return performance of the Portfolio’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods.

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was also in the 1st quintile for the three-year and the five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year. For Portfolios whose performance lagged their peer groups, they discussed the factors that contributed thereto and MFS’ efforts to improve such Portfolios’ performance. After reviewing this information, the Trustees concluded, within the context of their overall conclusions regarding the New Agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Portfolio’s advisory fee, the Trustees considered, among other information, the Portfolio’s advisory fee and the total expense ratio of the Portfolio’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Portfolio, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Portfolio is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate was above the median and total expense ratio was approximately at the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoint was sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered whether the Portfolio is likely to benefit from any economies of scale due to future asset growth. In this regard, the Trustees reviewed the adequacy of breakpoints and discussed with MFS any adjustments necessary for the shareholders’ benefit.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Portfolio and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Portfolio and other accounts and products for purposes of estimating profitability.

The Trustees noted that there would be no increase to the net advisory fee arrangement for the Portfolio under the New Agreement when compared to the Portfolio’s then current investment advisory agreement. After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Portfolio under the New Agreement represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Portfolio. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Trust by MFS and its affiliates under agreements and plans other than the New Agreement, including the 12b-1 fees the Portfolio pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Portfolio’s behalf, which may include securities lending

27

MFS Utilities Portfolio

Board Approval of New Investment Advisory Agreement – continued

programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Portfolio were satisfactory. The Trustees also considered the benefits to MFS from the use of the Portfolio’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the New Agreement should be approved for an initial two-year period, commencing upon its effective date, as set forth in the New Agreement.

BOARD APPROVAL OF CONTINUATION OF PRIOR INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and other investment companies that the Board oversees as a whole, and for MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

28

MFS Utilities Portfolio

Board Approval of Continuation of Prior Investment Advisory Agreement – continued

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five -year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 1st quintile for the three-year and the five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data (which takes into account any reductions or expense limitations) that the Fund’s effective advisory fee rate was above the median and total expense ratio was approximately at the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

29

MFS Utilities Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 63.19% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

30

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

31

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

32

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

For the reporting period ended December 31, 2012, Messrs. J. Kermit Birchfield, Robert C. Bishop, and Haviland Wright, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. J. Kermit Birchfield, Robert C. Bishop, and Haviland Wright are “independent” members of the Audit Committee as defined in Form N-CSR.

Effective January 1, 2012, Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended December 31, 2011 and 2010, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
	2011	2010[4]
Fees billed by Deloitte:
MFS Blended Research Core Equity Portfolio	39,101	38,659
MFS Blended Research Growth Portfolio	37,176	36,755
MFS Blended Research Value Portfolio	37,176	36,755
MFS Bond Portfolio	54,563	53,979
MFS Core Equity Portfolio	41,001	40,564
MFS Growth Portfolio	39,732	39,309
MFS Emerging Markets Equity Portfolio	41,217	40,752
MFS Global Governments Portfolio	52,429	51,868
MFS Global Growth Portfolio	50,389	49,824
MFS Global Tactical Allocation Portfolio	50,389	49,824
MFS Government Securities Portfolio	44,670	44,193
MFS High Yield Portfolio	57,711	57,092
MFS International Growth Portfolio	41,217	40,752
MFS International Value Portfolio	41,923	41,450
MFS Massachusetts Investors Growth Stock Portfolio	41,001	40,564
MFS Mid Cap Growth Portfolio	39,026	38,611
MFS Money Market Portfolio	24,212	23,958
MFS New Discovery Portfolio	39,026	38,611
MFS Research International Portfolio	39,101	38,659
MFS Global Research Portfolio	39,807	39,357
MFS Strategic Income	57,471	56,855
Portfolio
MFS Technology Portfolio	39,101	38,659
MFS Total Return Portfolio	52,429	51,868
MFS Utilities Portfolio	39,026	38,611
MFS Value Portfolio	39,026	38,611
Total	1,077,920	1,066,140

For the fiscal years ended December 31, 2011 and 2010, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees1/4		Tax Fees[2]		All Other Fees3/4
	2011	2010	2011	2010	2011	2010
Fees billed by Deloitte:
To MFS Blended Research Core Equity Portfolio	2,400	2,400	4,410	4,362	1,331	1,601
To MFS Blended Research Growth Portfolio	2,400	2,400	5,107	5,051	1,331	1,601
To MFS Blended Research Value Portfolio	2,400	2,400	5,107	5,051	1,331	1,601
To MFS Bond Portfolio	0	0	4,410	4,362	1,331	1,601
To MFS Core Equity Portfolio	0	0	4,410	4,362	1,331	1,601
To MFS Growth Portfolio	0	0	4,410	4,362	1,331	1,601
To MFS Emerging Markets Equity Portfolio	2,400	2,400	4,410	4,362	1,331	1,601
To MFS Global Governments Portfolio	0	0	4,410	4,362	1,331	1,601
To MFS Global Growth Portfolio	2,400	2,400	4,410	4,362	1,331	1,601
To MFS Global Tactical Allocation Portfolio	2,400	2,400	4,410	4,362	1,331	1,601
To MFS Government Securities Portfolio	0	0	4,410	4,362	1,331	1,601
To MFS High Yield Portfolio	0	0	4,410	4,362	1,331	1,601
To MFS International Growth Portfolio	2,400	2,400	4,410	4,362	1,331	1,601
To MFS International Value Portfolio	2,400	2,400	4,410	4,362	1,331	1,601
To MFS Massachusetts Investors Growth Stock Portfolio	0	0	4,410	4,362	1,331	1,601
To MFS Mid Cap Growth Portfolio	0	0	4,410	4,362	1,331	1,601
To MFS Money Market Portfolio	0	0	4,410	4,362	1,331	1,601
To MFS New Discovery Portfolio	0	0	4,410	4,362	1,331	1,601
To MFS Research International Portfolio	2,400	2,400	4,410	4,362	1,331	1,601
To MFS Global Research Portfolio	2,400	2,400	4,410	4,362	1,331	1,601
To MFS Strategic Income Portfolio	0	0	4,410	4,362	1,331	1,601
To MFS Technology Portfolio	2,400	2,400	4,410	4,362	1,331	1,601
To MFS Total Return Portfolio	0	0	4,409	4,361	1,331	1,601
To MFS Utilities Portfolio	0	0	4,409	4,361	1,331	1,601
To MFS Value Portfolio	0	0	4,409	4,361	1,331	1,601
Total fees billed by Deloitte To above Funds:	26,400	26,400	111,641	110,425	33,325	40,025

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2011	2010	2011	2010	2011	2010
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Blended Research Core Equity Portfolio*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS Blended Research Growth Portfolio*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS Blended Research Value Portfolio*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS Bond Portfolio*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS Core Equity Portfolio*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS Growth Portfolio*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS Emerging Markets Equity Portfolio*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS Global Governments Portfolio*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS Global Growth Portfolio*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS Global Tactical Allocation, MFS and MFS Related Entities*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS Government Securities Portfolio*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS High Yield Portfolio*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS International Growth Portfolio*	1,265,664	1,241,490	0	0	53,100	60,000

	2011	2010	2011	2010	2011	2010
To MFS and MFS Related Entities of MFS International Value Portfolio*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS Massachusetts Investors Growth Stock Portfolio*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS Mid Cap Growth Portfolio*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS Money Market Portfolio*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS New Discovery Portfolio*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS Research International Portfolio*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS Global Research Portfolio*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS Strategic Income Portfolio*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS Technology Portfolio*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS Total Return Portfolio*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS Utilities Portfolio*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS Value Portfolio*	1,265,664	1,241,490	0	0	53,100	60,000

	2011	2010[4]
Aggregate fees for non-audit services:
To MFS Blended Research Core Equity Portfolio, MFS and MFS Related Entities#	1,626,770	1,784,749
To MFS Blended Research Growth Portfolio, MFS and MFS Related Entities#	1,627,467	1,785,438

To MFS Blended Research Value Portfolio, MFS and MFS Related Entities#	1,627,467	1,785,438
To MFS Bond Portfolio, MFS and MFS Related Entities#	1,624,370	1,782,349
To MFS Core Equity Portfolio, MFS and MFS Related Entities#	1,624,370	1,782,349
To MFS Growth Portfolio, MFS and MFS Related Entities#	1,624,370	1,782,349
To MFS Emerging Markets Equity Portfolio, MFS and MFS Related Entities#	1,626,770	1,784,749
To MFS Global Governments Portfolio, MFS and MFS Related Entities#	1,624,370	1,782,349
To MFS Global Growth Portfolio MFS and MFS Related Entities#	1,626,770	1,784,749
To MFS Global Tactical Allocation Portfolio, MFS and MFS Related Entities#	1,626,770	1,784,749
To MFS Government Securities Portfolio, MFS and MFS Related Entities#	1,624,370	1,782,349
To MFS High Yield Portfolio, MFS and MFS Related Entities#	1,624,370	1,782,349
To MFS International Growth Portfolio, MFS and MFS Related Entities#	1,626,770	1,784,749
To MFS International Value Portfolio, MFS and MFS Related Entities#	1,626,770	1,784,749
To MFS Massachusetts Investors Growth Stock Portfolio, MFS and MFS Related Entities#	1,624,370	1,782,349
To MFS Mid Cap Growth Portfolio, MFS and MFS Related Entities#	1,624,370	1,782,349
To MFS Money Market Portfolio, MFS and MFS Related Entities#	1,624,370	1,782,349
To MFS New Discovery Portfolio, MFS and MFS Related Entities#	1,624,370	1,782,349

To MFS Research International Portfolio, MFS and MFS Related Entities#	1,626,770	1,784,749
To MFS Global Research Portfolio, MFS and MFS Related Entities#	1,626,770	1,784,749
To MFS Strategic Income Portfolio, MFS and MFS Related Entities#	1,624,370	1,782,349
To MFS Technology Portfolio, MFS and MFS Related Entities#	1,626,770	1,784,749
To MFS Total Return Portfolio, MFS and MFS Related Entities#	1,624,369	1,782,349
To MFS Utilities Portfolio, MFS and MFS Related Entities#	1,624,369	1,782,348
To MFS Value Portfolio, MFS and MFS Related Entities#	1,624,369	1,782,348

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[4]	Certain Deloitte fees reported in 2010 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended December 31, 2010.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST II

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: February 15, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: February 15, 2012

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 15, 2012

*	Print name and title of each signing officer under his or her signature.